UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-04550

THE MAINSTAY FUNDS

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2021

Item 1.	Reports to Stockholders.

MainStay Candriam Emerging Markets Debt Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
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Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021[1]
Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	6/1/1998	-0.23%	15.16%	3.89%	3.66%	1.33%
		Excluding sales charges		4.47	20.59	4.85	4.14	1.33
Investor Class Shares[3]	Maximum 4% Initial Sales Charge	With sales charges	2/28/2008	0.19	14.81	3.62	3.44	1.66
		Excluding sales charges		4.37	20.22	4.58	3.92	1.66
Class B Shares[4]	Maximum 5% CDSC	With sales charges	6/1/1998	-1.06	14.26	3.44	3.14	2.40
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		3.94	19.26	3.79	3.14	2.40
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	2.83	18.23	3.78	3.14	2.40
	if Redeemed Within One Year of Purchase	Excluding sales charges		3.83	19.23	3.78	3.14	2.40
Class I Shares	No Sales Charge		8/31/2007	4.73	21.04	5.13	4.41	1.07

1.	The Fund replaced MacKay and modified its investment objective and principal investment strategies as of June 21, 2019. The performance in the bar chart and table prior to those dates reflects MacKay’s, investment objective and principal investment strategies.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 4.5%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
JPMorgan EMBI Global Diversified Index[1]	3.26%	15.97%	5.14%	5.72%
Morningstar Emerging Markets Bond Category Average[2]	4.89	17.90	4.70	2.95

1.	The JPMorgan EMBI Global Diversified Index is the Fund’s primary broad based securities market index for comparison purposes. The JPMorgan EMBI Global Diversified Index is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Emerging Markets Bond Category Average is representative of funds that invest more than 65% of their assets in foreign bonds from developing countries. The largest portion of the emerging-markets bond market comes from Latin America, followed by Eastern Europe. Africa, the Middle East, and Asia make up the rest. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Candriam Emerging Markets Debt Fund

Cost in Dollars of a $1,000 Investment in MainStay Candriam Emerging Markets Debt Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,044.70	$ 5.88	$1,019.04	$ 5.81	1.16%
Investor Class Shares	$1,000.00	$1,043.70	$ 7.70	$1,017.26	$ 7.60	1.52%
Class B Shares	$1,000.00	$1,039.40	$11.48	$1,013.54	$11.33	2.27%
Class C Shares	$1,000.00	$1,038.30	$11.47	$1,013.54	$11.33	2.27%
Class I Shares	$1,000.00	$1,047.30	$ 4.31	$1,020.58	$ 4.26	0.85%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of April 30, 2021 (Unaudited)
Colombia	5.5%
Mexico	5.0
Dominican Republic	4.7
Egypt	4.6
South Africa	4.0
Brazil	3.5
Oman	3.2
Romania	3.2
Ghana	3.1
Ukraine	3.1
Azerbaijan	2.9
Argentina	2.8
Indonesia	2.4
China	2.1
Bahrain	2.1
Nigeria	2.1
Pakistan	2.1
United Arab Emirates	2.1
United States	2.0
Ecuador	1.9
Kenya	1.9
Uzbekistan	1.9
Cote D'Ivoire	1.9
Saudi Arabia	1.8
Bahamas	1.6
Kazakhstan	1.6
El Salvador	1.5
Turkey	1.3
Iraq	1.2
Panama	1.2%
Philippines	1.2
Belarus	1.1
Guatemala	1.0
Croatia	1.0
Hungary	1.0
Tunisia	1.0
India	1.0
Namibia	0.9
Sri Lanka	0.9
Costa Rica	0.9
Paraguay	0.8
Chile	0.8
Venezuela	0.7
Honduras	0.7
Morocco	0.6
Jamaica	0.6
Senegal	0.6
Mongolia	0.6
Republic Of Serbia	0.5
Uruguay	0.5
Peru	0.4
Zambia	0.4
Armenia	0.4
Lebanon	0.2
Other Assets, Less Liabilities	3.9
100.0%
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Issuers Held as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	Colombia Government Bond, 3.00%-7.25%, due 1/30/30–6/15/45
2.	Dominican Republic Government Bond, 4.50%-6.85%, due 1/25/27–1/30/60
3.	Egypt Government Bond, 3.875%-8.70%, due 10/6/25–2/16/61
4.	South Africa Government Bond, 4.85%-8.00%, due 4/14/26–9/30/49
5.	Oman Government Bond, 4.875%-7.00%, due 2/1/25–1/25/51
6.	Romanian Government Bond, 2.75%-5.125%, due 2/26/26–2/14/51
7.	Ghana Government Bond, 7.75%-8.627%, due 4/7/29–6/16/49
8.	Ukraine Government Bond, (zero coupon)-7.75%, due 9/1/27–5/31/40
9.	Petroleos Mexicanos, 5.95%-6.95%, due 1/23/30–1/28/60
10.	Bahrain Government Bond, 4.25%-6.25%, due 1/25/28–1/25/51

8	MainStay Candriam Emerging Markets Debt Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Diliana Deltcheva, CFA, Magda Branet, CFA, and Christopher Mey, CFA, of Candriam Luxembourg S.C.A., the Fund’s Subadvisor.
How did MainStay Candriam Emerging Markets Debt Fund perform relative to its benchmark and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay Candriam Emerging Markets Debt Fund returned 4.73%, outperforming the 3.26% return of the Fund’s primary benchmark, the JPMorgan EMBI Global Diversified Index (the "Index"). Over the same period, Class I shares underperformed the 4.89% return of the Morningstar Emerging Markets Bond Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The reporting period was characterized by a sharp recovery of risky assets and commodities as receding U.S. election risks, vaccine announcements and fast paced rollout of immunization programs in the developed world supported the thesis of a global activity rebound in 2021. A material portion of the Fund’s strong performance relative to the JPMorgan EMBI Global Diversified Index was generated during the last two months of 2020, while performance in 2021 was generally flat versus the Index.
The strong Fund performance in November and December 2020 coincided with the relative outperformance of higher-yielding versus investment-grade rated emerging-market credits in line with the clearing of U.S. election uncertainty and vaccination announcements. Performance during the first four months of 2021 was again supported by the outperformance of higher-yielding versus investment-grade rated credits in line with optimism regarding the global recovery and vaccination themes, although the Fund’s exposure to U.S. Treasury-sensitive credits and its overall excess modified duration2 position detracted somewhat from relative performance in January 2021.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The Fund added a short 10-year U.S. Treasury futures position in early February 2021 (11.8% or 1.2 years of modified duration3) to which it added in March 2021 (14.4% or 1.3 years) and continued to hold as of April 30, 2021. The rationale for the Fund’s U.S. Treasury short position was our expectation of an upward trajectory of 10-year U.S. Treasury yields (2% by the end of 2021) on the basis of rebounding inflation and economic activity. We actively managed the position with a stop-loss and target-profit risk approach.
What was the Fund’s duration strategy during the reporting period?
In November and December 2020, we materially increased the duration of the Fund to 9.3 years (versus 8.2 years for the JPMorgan EMBI Global Diversified Index) by adding back exposure in emerging-market higher yielders and commodity exporters following the outcome of the U.S. elections and a series of supportive vaccine announcements.
In February 2021, we took note of the enhanced U.S. fiscal stimulus and fast vaccination rollout and moved to a more defensive stance by reducing the Fund's modified duration position versus the JPMorgan EMBI Global Diversified Index by implementing an outright 10-year U.S. Treasury hedge (1.2 years in modified duration terms). The overall duration of the Fund stood at 6.3 years in April 2021 (versus 7.8 years for the JPMorgan EMBI Global Diversified Index) and remained at that level through the end of the reporting period.
How was the Fund affected by shifting currency values during the reporting period?
The Fund held no emerging-market currency exposure over the reporting period. Emerging-market currency movements did not impact performance.
During the reporting period, which countries and/or sectors were the strongest positive contributors to the Fund’s relative performance and which countries and/or sectors were particularly weak?
The strongest positive country contributions to the Fund’s performance relative to the JPMorgan EMBI Global Diversified Index came from overweight positions in high yielders like Mexico (Pemex) and Argentina (Province of Buenos Aires). (Contributions take weightings and total returns into account.) Overweight exposure to the Bahamas, which experienced sharp spread4 tightening in a constructive period for emerging-market risk, also contributed positively to relative returns. Relative performance further benefited from the Fund’s underweight exposure to lower-yielding, investment-grade-rated countries like Malaysia, Peru and Qatar, where performance lagged as 10-year U.S. Treasuries rose by 85 basis points (“bps”) over the reporting period to 1.63%. (A basis point is one one-hundredth of a percentage point.)
The weakest contributors to the Fund’s relative performance included defensive underweight positions in credits of vulnerable

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. Modified duration is inversely related to the approximate percentage change in price for a given change in yield.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
9

African oil exporters like Angola and Gabon as oil prices rose significantly. The Fund held a constructive bias over the reporting period with overweight positions in higher-yielding credits based on our view that the global recovery would lead to a contraction of the spread of higher- versus lower-yielding and lower-rated emerging-market credits. The Fund held excess modified and spread duration versus its benchmark until early February 2021, when the U.S. Treasury correction accelerated. From early February onward, the Fund implemented an outright short U.S. Treasury duration position of 1.2 years (via U.S. Treasury futures) to which we added in March to 1.31 years. The Fund’s short U.S. Treasury duration position contributed positively to performance during the reporting period.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund’s largest purchases during the reporting period were concentrated in higher yielders and commodity exporters that we expected to outperform during the prevailing expansionary business cycle stage. The Fund’s most significant sales were concentrated in U.S. Treasury proxies, such as lower-yielding, investment-grade-rated credits and in an outright short U.S. Treasury position.
In November 2020, after U.S. election uncertainty cleared and vaccine announcements were made, the Fund added back exposure to oil exporters such as Iraq, Mexico (Pemex) and Nigeria on our view that the growth recovery would support the demand for commodities. In February 2021, the Fund added a sizeable short 10-year U.S. Treasury futures position to hedge against increasing U.S. inflation and rate increase risks as the recovery showed signs of broadening amid a fast-paced vaccine rollout in the United States. In April, the Fund added exposure to Ghana and Pakistan via an attractively priced new deal, and to Ecuador as uncertainty related to the country’s presidential election cleared.
Regarding significant sales, in January and February 2021, the Fund took partial profits in Pemex as the state-owned oil leader outperformed the broader Mexican market.
How did the Fund’s country and/or sector weightings change during the reporting period?
In November and December 2020, the Fund added back exposure to higher-beta5 oil credits like Nigeria, Iraq, and long-end Pemex. In November 2020, the Fund also added exposure to Turkey after the resignation of the country’s Finance Minister and presidential son-in-law Albayrak, which indicated to us some return to policy orthodoxy. In January 2021, we extended the Fund’s constructive oil bias via additions to Bahrain and Oman holdings. In February, the Fund took partial profits in Braskem (Brazil), KazMunayGas (Kazakhstan) and Pemex (Mexico) over concerns regarding U.S. Treasury volatility and a sharp rise of U.S. real yields, which at times have triggered market corrections in material risky assets. In March, the Fund added back exposure to select emerging-market countries that placed attractively priced new deals (Ghana and Pakistan), while taking partial profits in credits that we judged to offer limited upside (Jordan and Romania). In April, the Fund covered its underweight exposure in Ecuador ahead of the second round of the country’s presidential elections and added to the position later in the month as the election outcome provided a positive surprise with the center-right, market-friendly candidate winning. The Fund also added to Colombian local bonds as we assessed that the value of local versus U.S. dollar-denominated bonds offered an attractive risk premium.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, emerging-market debt hard-currency valuations appeared somewhat extended versus asset class fundamentals, but still seemed attractive on relative basis compared with developed markets, considering the high-yield versus investment-grade asset class spread differential. Emerging-market debt hard currency offered a spread over U.S. Treasury securities of 339 bps, or just inside its 5-year average of 355 bps. The high-yield to investment-grade spread over U.S. Treasury differential stood at 402 bps, or 30 bps wide relative to its 5-year average of 372 bps. In our opinion, the medium-term case for emerging-market debt was supported by relative valuations in the high-yield segment, abundant global liquidity, constructive commodities and growth outlooks. Our near-term asset class outlook remained cautious considering rising U.S. Treasury yields and volatility and in light of the United States’ economic and pandemic management decoupling from the rest of the world. As commodity prices traditionally exhibit high correlation with global demand recoveries, we believed they were likely to perform well later in 2021, which in turn should benefit emerging-market commodity exporters. We also remained constructive on oil prices as the market appeared to have moved to a persistent supply deficit, lowering inventories due to reduced U.S. production and OPEC (the Organization of the Petroleum Exporting Countries) production cuts. In the medium term, we expected that U.S. dollar weakness was likely to be anchored by the sizeable twin deficits the United States accumulated and by the near doubling of the U.S. Federal Reserve’s balance sheet in 2020. In the near term, however, we expected to see U.S. dollar strength, especially against non-commodity leading industrial and emerging-market currencies as a result of the outperformance of the U.S. economy.
5.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
10	MainStay Candriam Emerging Markets Debt Fund

Uncertainty around the derating of the emerging-market universe and the resolution of specific liquidity and solvency issues in some emerging markets remained, but we expected these to be addressed on a case-by-case basis.
As of April 30, 2021, the Fund maintained overweight exposure to credits with structural reform or International Monetary Fund program-linked performance catalysts (Egypt, Ukraine). The Fund also held overweight positions in select oil exporting countries with attractive valuations in investment-grade (Saudi Aramco) and high-yield credit (Azerbaijan, Bahrain, Ecuador, Iraq and Oman). The Fund continued to hold overweight exposure to the BB-rated6 segment via Braskem in Brazil, holdings in the Dominican Republic and investments in South African local bonds, reflecting our view that the group appeared cheapest in terms of retracement from the 2020 crisis. Finally, the Fund held underweight positions in U.S. Treasury-sensitive, lower-yielding credits from Gulf Cooperation Council states (Qatar, UAE), Latin America (Peru, Uruguay) or Asia (Malaysia, Philippines), along with an outright short 10-year U.S. Treasury position to hedge against rising U.S. inflation and rates.
6.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments April 30, 2021† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 94.1%
Corporate Bonds 8.0%
Brazil 2.0%
Braskem Netherlands Finance BV
Series Reg S
4.50%, due 1/10/28	$ 500,000	$ 520,000
Series Reg S
4.50%, due 1/31/30	700,000	711,340
Rede D'or Finance Sarl
Series Reg S
4.50%, due 1/22/30	1,000,000	982,250
		2,213,590
Chile 0.3%
Sociedad Quimica y Minera de Chile SA
Series Reg S
4.25%, due 1/22/50	250,000	268,438
China 2.1%
CNPC Global Capital Ltd.
2.00%, due 6/23/30	500,000	473,006
Sinopec Group Overseas Development 2018 Ltd.
Series Reg S
2.30%, due 1/8/31 (a)	1,100,000	1,064,292
Series Reg S
2.70%, due 5/13/30	450,000	450,207
State Grid Overseas Investment 2016 Ltd.
1.625%, due 8/5/30	400,000	370,514
		2,358,019
Kazakhstan 1.6%
KazMunayGas National Co. JSC
Series Reg S
4.75%, due 4/19/27	600,000	683,700
Series Reg S
5.75%, due 4/19/47	700,000	840,714
Series Reg S
6.375%, due 10/24/48	200,000	256,935
		1,781,349
Mexico 1.7%
Cemex SAB de CV
Series Reg S
3.875%, due 7/11/31	800,000	791,760
Series Reg S
5.20%, due 9/17/30	300,000	326,460
	Principal Amount	Value

Mexico (continued)
Industrias Penoles SAB de CV
Series Reg S
4.75%, due 8/6/50	$ 700,000	$ 720,125
		1,838,345
Paraguay 0.2%
Bioceanico Sovereign Certificate Ltd.
Series Reg S
(zero coupon), due 6/5/34	344,427	252,292
Venezuela 0.1%
Petroleos de Venezuela SA
5.375%, due 4/12/27 (b)(c)(d)	3,000,000	130,500
Total Corporate Bonds (Cost $9,777,517)		8,842,533
Foreign Government Bonds 86.1%
Argentina 2.8%
Argentine Republic Government Bond
0.125%, due 7/9/30 (e)	513,757	186,237
0.125%, due 7/9/35 (e)	3,366,242	1,060,400
1.00%, due 7/9/29	233,373	88,450
Provincia de Buenos Aires
7.875%, due 6/15/27 (d)(f)	4,000,000	1,750,000
		3,085,087
Armenia 0.4%
Armenia Government Bond
Series Reg S
3.95%, due 9/26/29	500,000	478,225
Azerbaijan 2.9%
Southern Gas Corridor CJSC
Series Reg S
6.875%, due 3/24/26	1,000,000	1,200,060
State Oil Co. of the Azerbaijan Republic
6.95%, due 3/18/30	1,600,000	1,980,192
		3,180,252
Bahamas 1.6%
Bahamas Government Bond
Series Reg S
6.00%, due 11/21/28	1,800,000	1,786,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Candriam Emerging Markets Debt Fund

	Principal Amount	Value
Foreign Government Bonds (continued)
Bahrain 2.1%
Bahrain Government Bond
Series Reg S
4.25%, due 1/25/28	$ 300,000	$ 300,210
Series Reg S
5.25%, due 1/25/33	1,000,000	971,300
Series Reg S
5.25%, due 1/25/33	400,000	388,520
Series Reg S
6.25%, due 1/25/51	700,000	655,375
		2,315,405
Belarus 1.1%
Belarus Government Bond
Series Reg S
6.875%, due 2/28/23	600,000	612,433
Series Reg S
7.625%, due 6/29/27	600,000	621,954
		1,234,387
Brazil 1.5%
Brazil Government Bond
3.875%, due 6/12/30	500,000	496,330
4.75%, due 1/14/50	1,200,000	1,126,200
		1,622,530
Chile 0.5%
Chile Government Bond
3.50%, due 4/15/53	550,000	570,152
Colombia 5.5%
Colombia Government Bond
3.00%, due 1/30/30	1,000,000	980,400
3.125%, due 4/15/31	500,000	489,695
4.125%, due 2/22/42	250,000	244,750
5.00%, due 6/15/45	500,000	532,465
6.125%, due 1/18/41	1,000,000	1,199,490
7.00%, due 6/30/32	COP 5,000,000,000	1,308,738
7.25%, due 10/18/34	5,000,000,000	1,312,398
		6,067,936
Costa Rica 0.9%
Costa Rica Government Bond
Series Reg S
4.375%, due 4/30/25 (a)	$ 400,000	406,000
Series Reg S
7.00%, due 4/4/44	600,000	615,000
		1,021,000
	Principal Amount	Value

Cote D'Ivoire 1.9%
Ivory Coast Government Bond
Series Reg S
4.875%, due 1/30/32	EUR 250,000	$ 301,663
Series Reg S
5.75%, due 12/31/32 (e)	$ 1,060,417	1,069,929
Series Reg S
6.125%, due 6/15/33	650,000	688,278
		2,059,870
Croatia 1.0%
Croatia Government Bond
Series Reg S
6.00%, due 1/26/24	1,000,000	1,142,268
Dominican Republic 4.7%
Dominican Republic Government Bond
Series Reg S
4.50%, due 1/30/30	600,000	622,500
Series Reg S
4.875%, due 9/23/32	850,000	889,525
Series Reg S
5.875%, due 1/30/60	900,000	897,750
Series Reg S
5.95%, due 1/25/27	250,000	283,750
Series Reg S
5.95%, due 1/25/27	1,750,000	1,986,250
Series Reg S
6.85%, due 1/27/45	500,000	568,750
		5,248,525
Ecuador 1.9%
Ecuador Government Bond
Series Reg S
(zero coupon), due 7/31/30	208,496	113,630
Series Reg S
0.50%, due 7/31/35 (e)	400,000	272,004
Series Reg S
0.50%, due 7/31/40 (e)	2,900,000	1,725,529
		2,111,163
Egypt 4.6%
Egypt Government Bond
Series Reg S
3.875%, due 2/16/26	800,000	779,552
Series Reg S
5.25%, due 10/6/25	650,000	676,000
Series Reg S
5.875%, due 2/16/31	800,000	771,024
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Foreign Government Bonds (continued)
Egypt (continued)
Egypt Government Bond (continued)
Series Reg S
6.875%, due 4/30/40	$ 1,200,000	$ 1,168,176
Series Reg S
7.50%, due 1/31/27	200,000	220,580
Series Reg S
7.50%, due 2/16/61	450,000	416,812
Series Reg S
8.70%, due 3/1/49	1,000,000	1,040,942
		5,073,086
El Salvador 1.5%
El Salvador Government Bond
Series Reg S
5.875%, due 1/30/25	89,000	91,652
Series Reg S
6.375%, due 1/18/27	511,000	527,608
Series Reg S
7.625%, due 2/1/41	1,000,000	1,025,300
		1,644,560
Ghana 3.1%
Ghana Government Bond
Series Reg S
7.75%, due 4/7/29	1,700,000	1,736,975
Series Reg S
7.875%, due 2/11/35	1,000,000	983,560
Series Reg S
8.625%, due 4/7/34	450,000	464,067
Series Reg S
8.627%, due 6/16/49	250,000	242,500
		3,427,102
Guatemala 1.0%
Guatemala Government Bond
Series Reg S
4.90%, due 6/1/30	500,000	558,500
Series Reg S
6.125%, due 6/1/50	500,000	600,000
		1,158,500
Honduras 0.7%
Honduras Government Bond
Series Reg S
5.625%, due 6/24/30	700,000	735,000
	Principal Amount	Value

Hungary 1.0%
Hungary Government Bond
5.375%, due 3/25/24	$ 1,000,000	$ 1,133,740
India 1.0%
Export-Import Bank of India
Series Reg S
3.375%, due 8/5/26	1,000,000	1,058,031
Indonesia 2.4%
Indonesia Government Bond
5.125%, due 1/15/45 (f)	1,000,000	1,203,455
Pertamina Persero PT
Series Reg S
3.10%, due 8/27/30	500,000	509,765
Series Reg S
4.175%, due 1/21/50 (a)	400,000	399,384
5.625%, due 5/20/43 (f)	500,000	577,088
		2,689,692
Iraq 1.2%
Iraq Government Bond
Series Reg S
5.80%, due 1/15/28	568,750	548,332
Series Reg S
6.752%, due 3/9/23	800,000	813,360
		1,361,692
Jamaica 0.6%
Jamaica Government Bond
7.875%, due 7/28/45	500,000	697,500
Kenya 1.9%
Kenya Government Bond
Series Reg S
6.875%, due 6/24/24	500,000	553,900
7.25%, due 2/28/28 (f)	200,000	216,724
Series Reg S
8.00%, due 5/22/32	1,000,000	1,094,964
Series Reg S
8.25%, due 2/28/48	200,000	213,500
		2,079,088
Lebanon 0.2%
Lebanon Government Bond (b)(d)
6.65%, due 4/22/24	1,200,000	146,232
6.85%, due 3/23/27	1,000,000	124,188
		270,420

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Candriam Emerging Markets Debt Fund

	Principal Amount	Value
Foreign Government Bonds (continued)
Mexico 3.3%
Mexico Government Bond
3.771%, due 5/24/61	$ 700,000	$ 624,078
Petroleos Mexicanos
5.95%, due 1/28/31	1,000,000	965,400
6.75%, due 9/21/47	700,000	618,800
Series Reg S
6.84%, due 1/23/30	800,000	822,000
6.95%, due 1/28/60	700,000	619,430
		3,649,708
Mongolia 0.6%
Mongolia Government Bond
Series Reg S
5.125%, due 4/7/26	400,000	428,571
Series Reg S
5.625%, due 5/1/23	200,000	210,000
		638,571
Morocco 0.6%
Morocco Government Bond
Series Reg S
3.00%, due 12/15/32	500,000	474,790
Series Reg S
4.00%, due 12/15/50	250,000	225,030
		699,820
Namibia 0.9%
Namibia Government Bond
Series Reg S
5.25%, due 10/29/25	1,000,000	1,052,788
Nigeria 2.1%
Nigeria Government Bond
6.50%, due 11/28/27 (f)	500,000	528,250
Series Reg S
7.625%, due 11/28/47	1,000,000	1,004,880
Series Reg S
7.875%, due 2/16/32	700,000	753,606
		2,286,736
Oman 3.2%
Oman Government Bond
Series Reg S
4.875%, due 2/1/25	400,000	419,480
Series Reg S
4.875%, due 2/1/25	200,000	209,740
	Principal Amount	Value

Oman (continued)
Oman Government Bond (continued)
Series Reg S
6.25%, due 1/25/31	$ 1,000,000	$ 1,075,000
Series Reg S
6.25%, due 1/25/31	500,000	537,500
Series Reg S
7.00%, due 1/25/51	1,000,000	1,019,862
Series Reg S
7.00%, due 1/25/51	300,000	305,959
		3,567,541
Pakistan 2.1%
Pakistan Government Bond
Series Reg S
6.875%, due 12/5/27	200,000	209,000
Series Reg S
7.375%, due 4/8/31	1,000,000	1,050,000
Series Reg S
8.875%, due 4/8/51	950,000	1,017,849
		2,276,849
Panama 1.2%
Panama Government Bond
2.252%, due 9/29/32	600,000	572,856
3.87%, due 7/23/60	750,000	750,135
		1,322,991
Paraguay 0.6%
Paraguay Government Bond
Series Reg S
2.739%, due 1/29/33	495,000	471,488
Series Reg S
5.40%, due 3/30/50	200,000	225,302
		696,790
Peru 0.4%
Peruvian Government Bond
2.783%, due 1/23/31	500,000	500,000
Philippines 1.2%
Philippine Government Bond
1.648%, due 6/10/31 (a)	300,000	286,479
3.70%, due 3/1/41	300,000	317,964
3.75%, due 1/14/29	600,000	672,876
		1,277,319
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Foreign Government Bonds (continued)
Republic Of Serbia 0.5%
Serbia Government Bond
Series Reg S
2.125%, due 12/1/30	$ 550,000	$ 506,072
Romania 3.2%
Romanian Government Bond
Series Reg S
2.75%, due 2/26/26	EUR 500,000	661,795
Series Reg S
3.00%, due 2/14/31	$ 500,000	508,290
Series Reg S
3.375%, due 2/8/38	EUR 700,000	909,659
Series Reg S
3.624%, due 5/26/30	200,000	277,083
Series Reg S
4.00%, due 2/14/51	$ 600,000	596,178
Series Reg S
5.125%, due 6/15/48	500,000	580,645
		3,533,650
Saudi Arabia 1.8%
Saudi Arabian Oil Co.
Series Reg S
1.625%, due 11/24/25	250,000	253,161
Series Reg S
2.25%, due 11/24/30	700,000	676,474
Series Reg S
2.25%, due 11/24/30	300,000	289,917
Series Reg S
3.25%, due 11/24/50	900,000	825,357
		2,044,909
Senegal 0.6%
Senegal Government Bond
Series Reg S
6.25%, due 5/23/33	400,000	419,000
Series Reg S
6.75%, due 3/13/48	250,000	251,270
		670,270
South Africa 4.0%
South Africa Government Bond
4.85%, due 9/30/29	500,000	516,465
4.875%, due 4/14/26	1,000,000	1,065,000
5.75%, due 9/30/49	600,000	578,250
	Principal Amount	Value

South Africa (continued)
South Africa Government Bond (continued)
6.25%, due 3/8/41	$ 500,000	$ 524,800
8.00%, due 1/31/30	ZAR 28,000,000	1,783,932
		4,468,447
Sri Lanka 0.9%
Sri Lanka Government Bond
Series Reg S
6.20%, due 5/11/27	$ 200,000	130,200
Series Reg S
6.75%, due 4/18/28	600,000	390,150
Series Reg S
6.85%, due 11/3/25	500,000	331,490
Series Reg S
7.55%, due 3/28/30	290,000	188,877
		1,040,717
Tunisia 1.0%
Banque Centrale de Tunisie International Bond
5.625%, due 2/17/24	EUR 650,000	741,595
Series Reg S
5.75%, due 1/30/25	$ 400,000	374,560
		1,116,155
Turkey 1.3%
Turkey Government Bond
5.75%, due 5/11/47	600,000	493,601
6.875%, due 3/17/36	1,000,000	979,500
		1,473,101
Ukraine 3.1%
Ukraine Government Bond
(zero coupon), due 5/31/40 (g)	1,200,000	1,264,500
Series Reg S
6.876%, due 5/21/29	900,000	900,360
Series Reg S
7.253%, due 3/15/33	400,000	400,000
Series Reg S
7.75%, due 9/1/27	804,000	861,904
		3,426,764
United Arab Emirates 2.1%
Finance Department Government of Sharjah
Series Reg S
3.625%, due 3/10/33	1,600,000	1,576,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Candriam Emerging Markets Debt Fund

	Principal Amount	Value
Foreign Government Bonds (continued)
United Arab Emirates (continued)
Finance Department Government of Sharjah (continued)
Series Reg S
4.00%, due 7/28/50	$ 800,000	$ 698,928
		2,274,928
Uruguay 0.5%
Uruguay Government Bond
5.10%, due 6/18/50	400,000	501,472
Uzbekistan 1.9%
Republic of Uzbekistan Bond
Series Reg S
3.70%, due 11/25/30	1,300,000	1,291,854
Series Reg S
5.375%, due 2/20/29	700,000	781,158
		2,073,012
Venezuela 0.6%
Petroleos de Venezuela SA (b)(c)(d)
Series Reg S
6.00%, due 5/16/24	2,500,000	108,750
Series Reg S
6.00%, due 11/15/26 (g)	2,500,000	108,750
Venezuela Government Bond
9.25%, due 5/7/28 (b)(c)(d)	4,095,000	417,690
		635,190
Zambia 0.4%
Zambia Government Bond
Series Reg S
8.97%, due 7/30/27 (d)	800,000	482,634
Total Foreign Government Bonds (Cost $101,068,586)		95,468,145
Total Long-Term Bonds (Cost $110,846,103)		104,310,678

	Shares	Value
Short-Term Investment 2.0%
Unaffiliated Investment Company 2.0%
United States 2.0%
BlackRock Liquidity FedFund, 0.05% (h)(i)	2,211,750	$ 2,211,750
Total Short-Term Investment (Cost $2,211,750)		2,211,750
Total Investments (Cost $113,057,853)	96.1%	106,522,428
Other Assets, Less Liabilities	3.9	4,316,075
Net Assets	100.0%	$ 110,838,503

†	Percentages indicated are based on Fund net assets.
(a)	All or a portion of this security was held on loan. As of April 30, 2021, the aggregate market value of securities on loan was $2,156,154. The Fund received cash collateral with a value of $2,211,750. (See Note 2(K))
(b)	Issue in default.
(c)	Illiquid security—As of April 30, 2021, the total market value deemed illiquid under procedures approved by the Board of Trustees was $765,690, which represented 0.7% of the Fund’s net assets.
(d)	Issue in non-accrual status.
(e)	Step coupon—Rate shown was the rate in effect as of April 30, 2021.
(f)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(g)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2021.
(h)	Current yield as of April 30, 2021.
(i)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
Foreign Currency Forward Contracts
As of April 30, 2021, the Fund held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,508,674	EUR	2,100,000	JPMorgan Chase Bank N.A.	5/19/21	$ (16,803)
USD	360,370	EUR	300,000	JPMorgan Chase Bank N.A.	5/19/21	(413)
USD	1,806,270	ZAR	27,000,000	JPMorgan Chase Bank N.A.	5/19/21	(51,495)
Total Unrealized Depreciation						$ (68,711)

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.
Futures Contracts
As of April 30, 2021, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 10 Year Ultra Bonds	(110)	June 2021	$ (16,200,297)	$ (16,010,156)	$ 190,141
Euro-Bund	(13)	June 2021	(2,661,298)	(2,656,973)	4,325
Net Unrealized Appreciation					$ 194,466

1.	As of April 30, 2021, cash in the amount of $337,477 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2021.

Abbreviation(s):
EUR—Euro
USD—United States Dollar
ZAR—South African Rand
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Candriam Emerging Markets Debt Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 8,842,533	$ —	$ 8,842,533
Foreign Government Bonds	—	95,468,145	—	95,468,145
Total Long-Term Bonds	—	104,310,678	—	104,310,678
Short-Term Investment
Unaffiliated Investment Company	2,211,750	—	—	2,211,750
Total Investments in Securities	2,211,750	104,310,678	—	106,522,428
Other Financial Instruments
Futures Contracts (b)	194,466	—	—	194,466
Total Investments in Securities and Other Financial Instruments	$ 2,406,216	$ 104,310,678	$ —	$ 106,716,894
Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$ —	$ (68,711)	$ —	$ (68,711)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in securities, at value (identified cost $113,057,853) including securities on loan of $2,156,154	$106,522,428
Cash collateral on deposit at broker for futures contracts	337,477
Cash denominated in foreign currencies (identified cost $52,780)	52,940
Cash	1,586,654
Due from custodian	58,125
Receivables:
Investment securities sold	2,233,335
Variation margin on futures contracts	1,511,276
Interest	1,436,010
Fund shares sold	74,482
Securities lending	519
Other assets	56,581
Total assets	113,869,827
Liabilities
Cash collateral received for securities on loan	2,211,750
Payables:
Investment securities purchased	484,725
Fund shares redeemed	70,267
Manager (See Note 3)	49,956
Professional fees	47,607
Transfer agent (See Note 3)	36,980
NYLIFE Distributors (See Note 3)	24,730
Shareholder communication	24,121
Custodian	11,118
Accrued expenses	1,359
Unrealized depreciation on foreign currency forward contracts	68,711
Total liabilities	3,031,324
Net assets	$110,838,503
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 111,238
Additional paid-in-capital	131,729,263
131,840,501
Total distributable earnings (loss)	(21,001,998)
Net assets	$110,838,503
Class A
Net assets applicable to outstanding shares	$84,398,730
Shares of beneficial interest outstanding	8,473,506
Net asset value per share outstanding	$ 9.96
Maximum sales charge (4.50% of offering price)	0.47
Maximum offering price per share outstanding	$ 10.43
Investor Class
Net assets applicable to outstanding shares	$13,634,542
Shares of beneficial interest outstanding	1,354,454
Net asset value per share outstanding	$ 10.07
Maximum sales charge (4.00% of offering price)	0.42
Maximum offering price per share outstanding	$ 10.49
Class B
Net assets applicable to outstanding shares	$ 1,353,227
Shares of beneficial interest outstanding	138,810
Net asset value and offering price per share outstanding	$ 9.75
Class C
Net assets applicable to outstanding shares	$ 4,158,302
Shares of beneficial interest outstanding	425,885
Net asset value and offering price per share outstanding	$ 9.76
Class I
Net assets applicable to outstanding shares	$ 7,293,702
Shares of beneficial interest outstanding	731,138
Net asset value and offering price per share outstanding	$ 9.98

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Candriam Emerging Markets Debt Fund

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Interest (net of foreign tax withholding of $6,677)	$2,504,062
Securities lending	3,521
Dividends-affiliated	32
Total income	2,507,615
Expenses
Manager (See Note 3)	394,891
Distribution/Service—Class A (See Note 3)	105,929
Distribution/Service—Investor Class (See Note 3)	17,186
Distribution/Service—Class B (See Note 3)	7,905
Distribution/Service—Class C (See Note 3)	28,547
Transfer agent (See Note 3)	106,603
Registration	42,208
Professional fees	41,979
Custodian	16,603
Shareholder communication	15,935
Trustees	1,258
Insurance	471
Miscellaneous	5,539
Total expenses before waiver/reimbursement	785,054
Expense waiver/reimbursement from Manager (See Note 3)	(74,712)
Net expenses	710,342
Net investment income (loss)	1,797,273
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	162,318
Futures transactions	240,710
Foreign currency transactions	125,986
Foreign currency forward transactions	(221,329)
Net realized gain (loss)	307,685
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	2,718,505
Futures contracts	194,466
Foreign currency forward contracts	(99,085)
Translation of other assets and liabilities in foreign currencies	8,870
Net change in unrealized appreciation (depreciation)	2,822,756
Net realized and unrealized gain (loss)	3,130,441
Net increase (decrease) in net assets resulting from operations	$4,927,714
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,797,273	$ 5,646,222
Net realized gain (loss)	307,685	(4,508,919)
Net change in unrealized appreciation (depreciation)	2,822,756	(6,122,854)
Net increase (decrease) in net assets resulting from operations	4,927,714	(4,985,551)
Distributions to shareholders:
Class A	(2,454,021)	(3,904,404)
Investor Class	(376,751)	(606,354)
Class B	(39,620)	(75,657)
Class C	(147,545)	(304,393)
Class I	(212,188)	(515,800)
Total distributions to shareholders	(3,230,125)	(5,406,608)
Capital share transactions:
Net proceeds from sales of shares	6,378,732	12,038,594
Net asset value of shares issued to shareholder in reinvestment of distributions	3,057,843	5,139,994
Cost of shares redeemed	(11,811,847)	(35,678,634)
Increase (decrease) in net assets derived from capital share transactions	(2,375,272)	(18,500,046)
Net increase (decrease) in net assets	(677,683)	(28,892,205)
Net Assets
Beginning of period	111,516,186	140,408,391
End of period	$110,838,503	$111,516,186
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Candriam Emerging Markets Debt Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 9.81	$ 10.46	$ 9.71	$ 10.88	$ 10.52	$ 9.60
Net investment income (loss) (a)	0.16	0.47	0.49	0.45	0.53	0.57
Net realized and unrealized gain (loss) on investments	0.27	(0.65)	0.76	(1.19)	0.31	0.87
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	(0.02)	0.00‡	(0.00)‡	(0.01)	0.01
Total from investment operations	0.44	(0.20)	1.25	(0.74)	0.83	1.45
Less distributions:
From net investment income	(0.29)	(0.45)	(0.50)	(0.43)	(0.36)	(0.29)
Return of capital	—	—	—	—	(0.11)	(0.24)
Total distributions	(0.29)	(0.45)	(0.50)	(0.43)	(0.47)	(0.53)
Net asset value at end of period	$ 9.96	$ 9.81	$ 10.46	$ 9.71	$ 10.88	$ 10.52
Total investment return (b)	4.47%	(1.80)%	13.05%	(6.95)%	8.18%	15.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.26%††	4.70%	4.78%	4.36%	5.04%	5.70% (c)
Net expenses (d)	1.16%††	1.17%	1.23%	1.26%	1.22%	1.22% (e)
Expenses (before waiver/reimbursement) (d)	1.29%††	1.33%	1.26%	1.26%	1.22%	1.22%
Portfolio turnover rate	63%	102%	102%	44%	37%	38%
Net assets at end of period (in 000’s)	$ 84,399	$ 82,874	$ 93,472	$ 86,452	$ 110,238	$ 109,657

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.69%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 1.23%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 9.91	$ 10.57	$ 9.80	$ 10.98	$ 10.61	$ 9.68
Net investment income (loss) (a)	0.15	0.44	0.47	0.43	0.52	0.55
Net realized and unrealized gain (loss) on investments	0.28	(0.66)	0.77	(1.20)	0.31	0.88
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	(0.02)	0.00‡	(0.00)‡	(0.01)	0.01
Total from investment operations	0.44	(0.24)	1.24	(0.77)	0.82	1.44
Less distributions:
From net investment income	(0.28)	(0.42)	(0.47)	(0.41)	(0.35)	(0.27)
Return of capital	—	—	—	—	(0.10)	(0.24)
Total distributions	(0.28)	(0.42)	(0.47)	(0.41)	(0.45)	(0.51)
Net asset value at end of period	$ 10.07	$ 9.91	$ 10.57	$ 9.80	$ 10.98	$ 10.61
Total investment return (b)	4.37%	(2.20)%	12.82%	(7.18)%	7.99%	15.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.93%††	4.38%	4.50%	4.15%	4.86%	5.50% (c)
Net expenses (d)	1.52%††	1.49%	1.52%	1.47%	1.42%	1.42% (e)
Expenses (before waiver/reimbursement) (d)	1.65%††	1.66%	1.56%	1.49%	1.42%	1.42%
Portfolio turnover rate	63%	102%	102%	44%	37%	38%
Net assets at end of period (in 000’s)	$ 13,635	$ 13,801	$ 16,024	$ 15,911	$ 18,613	$ 32,318

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.49%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 1.43%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay Candriam Emerging Markets Debt Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class B		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 9.61	$ 10.26	$ 9.52	$ 10.69	$ 10.34	$ 9.44
Net investment income (loss) (a)	0.12	0.36	0.38	0.34	0.43	0.47
Net realized and unrealized gain (loss) on investments	0.25	(0.64)	0.75	(1.18)	0.30	0.86
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	(0.02)	0.00‡	0.00‡	(0.01)	0.01
Total from investment operations	0.38	(0.30)	1.13	(0.84)	0.72	1.34
Less distributions:
From net investment income	(0.24)	(0.35)	(0.39)	(0.33)	(0.29)	(0.20)
Return of capital	—	—	—	—	(0.08)	(0.24)
Total distributions	(0.24)	(0.35)	(0.39)	(0.33)	(0.37)	(0.44)
Net asset value at end of period	$ 9.75	$ 9.61	$ 10.26	$ 9.52	$ 10.69	$ 10.34
Total investment return (b)	3.94%	(2.91)%	12.04%	(7.98)%	7.20%	14.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.35%††	3.66%	3.76%	3.37%	4.11%	4.78% (c)
Net expenses (d)	2.27%††	2.24%	2.27%	2.22%	2.17%	2.17% (e)
Expenses (before waiver/reimbursement) (d)	2.40%††	2.40%	2.31%	2.24%	2.17%	2.17%
Portfolio turnover rate	63%	102%	102%	44%	37%	38%
Net assets at end of period (in 000’s)	$ 1,353	$ 1,789	$ 2,663	$ 3,660	$ 6,012	$ 7,506

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 4.77%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 2.18%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 9.63	$ 10.27	$ 9.54	$ 10.70	$ 10.35	$ 9.45
Net investment income (loss) (a)	0.12	0.36	0.38	0.35	0.43	0.47
Net realized and unrealized gain (loss) on investments	0.24	(0.64)	0.74	(1.18)	0.29	0.86
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	(0.02)	0.00‡	(0.00)‡	(0.00)‡	0.01
Total from investment operations	0.37	(0.30)	1.12	(0.83)	0.72	1.34
Less distributions:
From net investment income	(0.24)	(0.34)	(0.39)	(0.33)	(0.29)	(0.20)
Return of capital	—	—	—	—	(0.08)	(0.24)
Total distributions	(0.24)	(0.34)	(0.39)	(0.33)	(0.37)	(0.44)
Net asset value at end of period	$ 9.76	$ 9.63	$ 10.27	$ 9.54	$ 10.70	$ 10.35
Total investment return (b)	3.83%	(2.81)%	11.91%	(7.88)%	7.19%	14.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.41%††	3.68%	3.78%	3.39%	4.11%	4.77% (c)
Net expenses (d)	2.27%††	2.24%	2.27%	2.22%	2.17%	2.17% (e)
Expenses (before waiver/reimbursement) (d)	2.40%††	2.40%	2.31%	2.24%	2.17%	2.17%
Portfolio turnover rate	63%	102%	102%	44%	37%	38%
Net assets at end of period (in 000’s)	$ 4,158	$ 6,365	$ 11,150	$ 19,246	$ 28,270	$ 35,789

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 4.76%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 2.18%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay Candriam Emerging Markets Debt Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 9.82	$ 10.48	$ 9.72	$ 10.90	$ 10.53	$ 9.61
Net investment income (loss) (a)	0.18	0.51	0.52	0.48	0.56	0.59
Net realized and unrealized gain (loss) on investments	0.28	(0.67)	0.76	(1.20)	0.32	0.88
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	(0.02)	0.00‡	(0.00)‡	(0.01)	0.01
Total from investment operations	0.47	(0.18)	1.28	(0.72)	0.87	1.48
Less distributions:
From net investment income	(0.31)	(0.48)	(0.52)	(0.46)	(0.39)	(0.32)
Return of capital	—	—	—	—	(0.11)	(0.24)
Total distributions	(0.31)	(0.48)	(0.52)	(0.46)	(0.50)	(0.56)
Net asset value at end of period	$ 9.98	$ 9.82	$ 10.48	$ 9.72	$ 10.90	$ 10.53
Total investment return (b)	4.73%	(1.59)%	13.46%	(6.80)%	8.54%	15.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.60%††	5.09%	4.99%	4.60%	5.22%	5.96% (c)
Net expenses (d)	0.85%††	0.85%	0.94%	1.01%	0.97%	0.97% (e)
Expenses (before waiver/reimbursement) (d)	1.04%††	1.07%	1.01%	1.01%	0.97%	0.97%
Portfolio turnover rate	63%	102%	102%	44%	37%	38%
Net assets at end of period (in 000’s)	$ 7,294	$ 6,687	$ 17,100	$ 10,428	$ 22,717	$ 13,759

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.95%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.98%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay Candriam Emerging Markets Debt Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 1, 1998
Investor Class	February 28, 2008
Class B	June 1, 1998
Class C	September 1, 1998
Class I	August 31, 2007
Class R6	N/A*
SIMPLE Class	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 and SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes

28	MainStay Candriam Emerging Markets Debt Fund

exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited
29

Notes to Financial Statements (Unaudited) (continued)
trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Fund's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund's investments was determined as of April 30, 2021, and can change at any time. Illiquid investments as of April 30, 2021, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

30	MainStay Candriam Emerging Markets Debt Fund

(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities, to the extent the Fund held any such securities during the six-month period ended April 30, 2021, is accreted daily based on the effective interest method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal
31

Notes to Financial Statements (Unaudited) (continued)
counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2021 are shown in the Portfolio of Investments.
(I) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of April 30, 2021, are shown in the Portfolio of Investments.
(J) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(K) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on

32	MainStay Candriam Emerging Markets Debt Fund

investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(L) High Yield and General Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund’s principal investments include high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market economic or political conditions, these securities may experience higher than normal default rates.
(M) Foreign Securities Risk and Emerging Markets Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.
(N) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(O) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(P) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as help manage the duration and yield curve positioning of the portfolio.
The Fund also entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates.
33

Notes to Financial Statements (Unaudited) (continued)
Fair value of derivative instruments as of April 30, 2021:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$194,466	$194,466
Total Fair Value	$194,466	$194,466

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Foreign Exchange Contracts Risk	Total
Forward Contracts - Unrealized depreciation on foreign currency forward contracts	$(68,711)	$(68,711)
Total Fair Value	$(68,711)	$(68,711)
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2021:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$240,710	$ 240,710
Forward Contracts	(221,329)	—	(221,329)
Total Net Realized Gain (Loss)	$(221,329)	$240,710	$ 19,381

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$194,466	$194,466
Forward Contracts	(99,085)	—	(99,085)
Total Net Change in Unrealized Appreciation (Depreciation)	$(99,085)	$194,466	$ 95,381

Average Notional Amount	Total
Futures Contracts Short (a)	$(17,734,772)
Forward Contracts Long (b)	$ 1,095,386
Forward Contracts Short	$ (4,813,566)

(a)	Positions were open three months during the reporting period.
(b)	Positions were open one month during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Candriam Luxembourg S.C.A. (“Candriam Luxembourg” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Candriam Luxembourg, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% to $500 million and 0.65% in excess of $500 million. During the six-month period ended April 30, 2021, the effective management fee rate was 0.70% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
Effective February 28, 2021, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class A, 1.15% and Class I, 0.85%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to the Investor Class, Class B and Class C shares. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Prior to February 28, 2021, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) did not exceed the following percentages of average daily net assets: Class A, 1.17% and Class I, 0.85%. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to the Investor Class, Class B and Class C shares.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $394,891 and waived fees and/or reimbursed expenses in the amount of $74,712 and paid the Subadvisor fees in the amount of $160,080.

34	MainStay Candriam Emerging Markets Debt Fund

JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2021, were $4,311 and $696, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class B shares during the six-month period ended April 30, 2021, of $1,114 and $230, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$51,612	$—
Investor Class	33,140	—
Class B	3,807	—
Class C	13,752	—
Class I	4,292	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 5,821	$ 5,161	$ (10,982)	$ —	$ —	$ —	$ —(a)	$ —	—

(a)	Less than $500.
35

Notes to Financial Statements (Unaudited) (continued)
Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$113,225,181	$2,636,489	$(9,339,242)	$(6,702,753)
As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $13,082,198 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$3,596	$9,486
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$5,406,608
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $1,835 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of securities, other than short-term securities, were $66,347 and $67,342, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:

36	MainStay Candriam Emerging Markets Debt Fund

Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	469,744	$ 4,737,463
Shares issued to shareholders in reinvestment of distributions	226,974	2,303,385
Shares redeemed	(759,682)	(7,653,476)
Net increase (decrease) in shares outstanding before conversion	(62,964)	(612,628)
Shares converted into Class A (See Note 1)	86,957	875,350
Net increase (decrease)	23,993	$ 262,722
Year ended October 31, 2020:
Shares sold	696,868	$ 6,940,578
Shares issued to shareholders in reinvestment of distributions	375,972	3,684,567
Shares redeemed	(1,678,861)	(16,459,620)
Net increase (decrease) in shares outstanding before conversion	(606,021)	(5,834,475)
Shares converted into Class A (See Note 1)	125,083	1,241,731
Shares converted from Class A (See Note 1)	(3,814)	(32,724)
Net increase (decrease)	(484,752)	$ (4,625,468)

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	19,795	$ 202,834
Shares issued to shareholders in reinvestment of distributions	35,564	364,991
Shares redeemed	(88,253)	(901,210)
Net increase (decrease) in shares outstanding before conversion	(32,894)	(333,385)
Shares converted into Investor Class (See Note 1)	44,451	444,372
Shares converted from Investor Class (See Note 1)	(49,443)	(510,328)
Net increase (decrease)	(37,886)	$ (399,341)
Year ended October 31, 2020:
Shares sold	84,985	$ 814,508
Shares issued to shareholders in reinvestment of distributions	60,127	595,107
Shares redeemed	(219,231)	(2,167,018)
Net increase (decrease) in shares outstanding before conversion	(74,119)	(757,403)
Shares converted into Investor Class (See Note 1)	43,802	437,065
Shares converted from Investor Class (See Note 1)	(93,645)	(945,640)
Net increase (decrease)	(123,962)	$ (1,265,978)

Class B	Shares	Amount
Period ended April 30, 2021:
Shares sold	566	$ 5,628
Shares issued to shareholders in reinvestment of distributions	3,408	33,999
Shares redeemed	(35,217)	(348,264)
Net increase (decrease) in shares outstanding before conversion	(31,243)	(308,637)
Shares converted from Class B (See Note 1)	(16,082)	(158,711)
Net increase (decrease)	(47,325)	$ (467,348)
Year ended October 31, 2020:
Shares sold	3,472	$ 31,047
Shares issued to shareholders in reinvestment of distributions	6,737	64,708
Shares redeemed	(47,132)	(446,113)
Net increase (decrease) in shares outstanding before conversion	(36,923)	(350,358)
Shares converted from Class B (See Note 1)	(36,532)	(357,664)
Net increase (decrease)	(73,455)	$ (708,022)

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	25,037	$ 246,312
Shares issued to shareholders in reinvestment of distributions	14,610	146,013
Shares redeemed	(207,527)	(2,033,326)
Net increase (decrease) in shares outstanding before conversion	(167,880)	(1,641,001)
Shares converted from Class C (See Note 1)	(67,482)	(650,683)
Net increase (decrease)	(235,362)	$ (2,291,684)
Year ended October 31, 2020:
Shares sold	60,247	$ 591,756
Shares issued to shareholders in reinvestment of distributions	29,700	285,515
Shares redeemed	(478,295)	(4,597,030)
Net increase (decrease) in shares outstanding before conversion	(388,348)	(3,719,759)
Shares converted from Class C (See Note 1)	(35,796)	(342,768)
Net increase (decrease)	(424,144)	$ (4,062,527)

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	116,852	$ 1,186,495
Shares issued to shareholders in reinvestment of distributions	20,629	209,455
Shares redeemed	(87,122)	(875,571)
Net increase (decrease)	50,359	$ 520,379
Year ended October 31, 2020:
Shares sold	353,067	$ 3,660,705
Shares issued to shareholders in reinvestment of distributions	51,147	510,097
Shares redeemed	(1,355,592)	(12,008,853)
Net increase (decrease)	(951,378)	$ (7,838,051)
37

Notes to Financial Statements (Unaudited) (continued)
Note 10–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
38	MainStay Candriam Emerging Markets Debt Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Candriam Emerging Markets Debt Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Candriam Luxembourg S.C.A. (“Candriam Luxembourg”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and Candriam Luxembourg in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Candriam Luxembourg that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Candriam Luxembourg in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and Candriam Luxembourg personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the
Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Candriam Luxembourg; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Candriam Luxembourg; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Candriam Luxembourg from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Candriam Luxembourg. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Candriam Luxembourg resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay

39

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and Candriam Luxembourg
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of Candriam Luxembourg, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Candriam Luxembourg and ongoing analysis of, and interactions with, Candriam Luxembourg with respect to, among other things, the Fund’s investment performance and risks as well as Candriam Luxembourg’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv)
legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that Candriam Luxembourg provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated Candriam Luxembourg’s experience in serving as subadvisor to the Fund and advising other portfolios and Candriam Luxembourg’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Candriam Luxembourg and New York Life Investments’ and Candriam Luxembourg’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Candriam Luxembourg and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed Candriam Luxembourg’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and Candriam Luxembourg to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

40	MainStay Candriam Emerging Markets Debt Fund

Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to Candriam Luxembourg as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Candriam Luxembourg had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one- and three-year periods ended July 31, 2020, performed in line with its peer funds for the ten-year period ended July 31, 2020, and performed favorably relative to its peer funds for the five-year period ended July 31, 2020. The Board considered its discussions with representatives from New York Life Investments and Candriam Luxembourg regarding the Fund’s investment performance.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and Candriam Luxembourg
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including Candriam Luxembourg, due to their relationships with the Fund. Because Candriam Luxembourg is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and Candriam Luxembourg in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Candriam Luxembourg and profits realized by New York Life Investments and its affiliates, including Candriam Luxembourg, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Candriam Luxembourg and acknowledged that New York Life Investments and Candriam Luxembourg must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Candriam Luxembourg to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities,
41

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including Candriam Luxembourg, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to Candriam Luxembourg is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Candriam Luxembourg on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously

42	MainStay Candriam Emerging Markets Debt Fund

prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
43

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of The MainStay Funds (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
44	MainStay Candriam Emerging Markets Debt Fund

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1738550MS071-21	MSCEMD10-06/21
(NYLIM) NL218

MainStay Income Builder Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date	Six Months	One Year of Since Inception	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3% Initial Sales Charge	With sales charges	1/3/1995	12.53%	19.46%	6.81%	6.92%	1.03%
		Excluding sales charges		16.01	23.16	8.02	7.53	1.03
Investor Class Shares[3]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	13.06	19.30	6.67	6.72	1.18
		Excluding sales charges		15.95	22.99	7.88	7.32	1.18
Class B Shares[4]	Maximum 5% CDSC	With sales charges	12/29/1987	10.51	17.01	6.76	6.52	1.93
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		15.51	22.01	7.06	6.52	1.93
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	14.49	21.00	7.06	6.52	1.93
	if Redeemed Within One Year of Purchase	Excluding sales charges		15.49	22.00	7.06	6.52	1.93
Class I Shares	No Sales Charge		1/2/2004	16.15	23.45	8.29	7.79	0.78
Class R2 Shares	No Sales Charge		2/27/2015	15.96	22.97	7.92	5.82	1.12
Class R3 Shares	No Sales Charge		2/29/2016	15.82	22.73	7.65	8.64	1.38
Class R6 Shares	No Sales Charge		2/28/2018	16.25	23.62	8.73	N/A	0.68
SIMPLE Class Shares	No Sales Charge		8/31/2020	15.81	11.89	N/A	N/A	1.43

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to November 4, 2019, the maximum initial sales charge applicable was 5.5%, which is reflected in the average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 3.0%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI World Index (Net)[1]	29.10%	45.33%	14.03%	9.92%
Bloomberg Barclays U.S. Aggregate Bond Index[2]	-1.52	-0.27	3.19	3.39
Blended Benchmark Index[3]	16.11	25.45	9.87	7.53
Morningstar World Allocation Category Average[4]	19.24	27.93	7.14	4.30

1.	The MSCI World Index (Net) is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Fund has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the 60% MSCI World Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar World Allocation Category Average is representative of funds that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these funds do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such funds to invest more than 10% of their assets in emerging markets. These funds typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Income Builder Fund

Cost in Dollars of a $1,000 Investment in MainStay Income Builder Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,160.10	$ 5.41	$1,019.79	$5.06	1.01%
Investor Class Shares	$1,000.00	$1,159.50	$ 6.26	$1,018.99	$5.86	1.17%
Class B Shares	$1,000.00	$1,155.10	$10.26	$1,015.27	$9.59	1.92%
Class C Shares	$1,000.00	$1,154.90	$10.26	$1,015.27	$9.59	1.92%
Class I Shares	$1,000.00	$1,161.50	$ 4.07	$1,021.03	$3.81	0.76%
Class R2 Shares	$1,000.00	$1,159.60	$ 5.94	$1,019.29	$5.56	1.11%
Class R3 Shares	$1,000.00	$1,158.20	$ 7.28	$1,018.05	$6.81	1.36%
Class R6 Shares	$1,000.00	$1,162.50	$ 3.59	$1,021.47	$3.36	0.67%
SIMPLE Class Shares	$1,000.00	$1,158.10	$ 7.60	$1,017.75	$7.10	1.42%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2021 (Unaudited)
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 13 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings or Issuers Held as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Inflation Linked Notes, 0.125%-1.25%, due 4/30/23–7/15/30
2.	FNMA, 2.00%-4.00%, due 7/25/29–3/25/60
3.	Bank of America Corp., 2.496%-8.57%, due 5/17/22–4/22/42
4.	UMBS, 30 Year, 2.00%-3.50%, due 11/1/48–9/1/50
5.	Microsoft Corp.
6.	JPMorgan Chase & Co., 2.182%-4.60%, due 4/1/23–4/22/52
7.	AbbVie, Inc.
8.	International Business Machines Corp.
9.	Verizon Communications, Inc.
10.	JPMorgan Chase & Co.

8	MainStay Income Builder Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon and Jonathan Swaney of New York Life Investment Management LLC, the Fund’s Manager; Stephen R. Cianci, CFA, and Neil Moriarty III, of MacKay Shields LLC, the Subadvisor for the fixed-income portion of the Fund; and William W. Priest, CFA, Michael A. Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Fund.
How did MainStay Income Builder Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay Income Builder Fund returned 16.15%, underperforming the 29.10% return of the Fund’s primary benchmark, the MSCI World Index (Net). Over the same period, Class I shares outperformed the −1.52% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which is the Fund’s secondary benchmark, and the 16.11% return of the Blended Benchmark Index, which is an additional benchmark of the Fund. For six months ended April 30, 2021, Class I shares of the Fund underperformed the 19.24% return of the Morningstar World Allocation Category Average.1
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the fixed-income portion of the Fund used U.S. Treasury futures to hedge the Fund’s duration.2 This position had a positive impact on the Fund’s returns as rates rose.
What factors affected the relative performance of the equity portion of the Fund during the reporting period?
During the reporting period, performance of the equity portion of the Fund relative to the MSCI World Index (Net) was undermined by overweight exposure to utilities and, to a lesser extent, by stock selection in the sector as typically defensive issues were out of favor. Stock selection in communication services further detracted from the Fund’s relative performance.
During the reporting period, which sectors and countries were the strongest positive contributors to the relative performance of the equity portion of the Fund and which sectors and countries were particularly weak?
During the reporting period, the strongest positive sector contributions to the performance of the equity portion of the Fund relative to the MSCI World Index (Net) came from information technology and materials. (Contributions take weightings and total returns into account.) During the same period, the weakest contributions came from the utilities and communication services sectors. From a country perspective, holdings in Germany and Japan provided the strongest contributions to the Fund’s relative returns, while holdings in the U.K. and Italy were weakest.
Having been out of favor during most of the COVID-19 pandemic, the dividend yield factor was finally rewarded by the market over the reporting period. By the fall of 2020, progress on the vaccine rollout and economic reopening created a more widespread recovery across sectors in the equity markets, and dividend yield was no longer a headwind for the equity portion of the Fund’s performance, instead bolstering performance relative to the MSCI World Index (Net) during the reporting period.
During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?
Top positive contributors to the absolute performance of the equity portion of the Fund during the reporting period included semiconductor equipment maker KLA and insurer MetLife (“MET”).
KLA is a leading provider of tools for inspection, process control and yield management for the semiconductor industry. Shares outperformed on underlying demand for the company’s products as semiconductor production continued to be capacity constrained. Semiconductor manufacturers announced increases in capital spending for 2021, and we expect that capital spending in the area will remain elevated over the next several years. The growth in both logic and memory channels supports numerous industries, with industrials and automotive most prominent among them. The company has historically returned a majority of free cash flow back to shareholders through a progressive dividend and share repurchases.
MET serves retail and commercial customers globally with a comprehensive array of insurance offering, including life, disability, accident & health, dental, annuities and property & casualty coverage. The company is particularly strong in the group benefits area, and has a significant presence outside the United States in Asia (Japan), Latin America and the EMEA (Europe, Middle East and Africa) region. Shares traded higher following the release of strong results for the fourth quarter of 2020 and the full year. MET executed well, delivering along multiple fronts with top-line growth across business lines and geographies, limited pandemic-related impacts and good expense control. The company also approved a new $3 billion share buyback program and stated its intention to complete the program in 2021. We believe management remains committed to rewarding shareholders with an attractive growing dividend, debt reduction and share repurchases.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
9

The most significant detractors from the Fund’s absolute performance during the same period were utility American Electric Power Company and global products company Procter & Gamble (“P&G”).
American Electric Power (“AEP”) is mainly a regulated utility company that operates in several eastern, midwestern and southern states of the United States. The company also manages the largest electric transmission network in the country. Shares underperformed along with utility peers as positive vaccine news in early November led to a significant rise in interest rates and a rally in recovery stocks. Shares were also weighed down by an FBI investigation of FirstEnergy, an AEP peer that also operates in Ohio. We believe it is worth noting that Ohio represents less than 15% of AEP's total rate base. Management has remained focused on delivering regulated earnings growth with an emphasis on transmission and distribution, leading to strong cash flow generation and mid-to-high single-digit growth. AEP has historically rewarded its shareholders with an attractive and growing dividend.
P&G is a global consumer and household products manufacturer and marketer. Despite posting strong earnings growth for the third quarter of 2020, P&G shares traded lower as investors shifted focus to concerns over rising input costs, increased competitive intensity and more difficult comps (comparable company analysis) ahead. While commodity inflation remained a short-term headwind as of the end of the reporting period, we believe the company’s top-line growth is likely benefit from recent reinvestment, enabling P&G to extend market share gains. In our opinion, management remains disciplined about returning cash to shareholders via dividends and share repurchases.
What were some of the largest purchases and sales in the equity portion of the Fund during the reporting period?
The equity portion of the Fund initiated positions in Norway-based telecommunications company Telenor and Japan-based automobile maker Toyota Motor during the reporting period.
Telenor is a telecommunications operator with major operations in the Nordic countries and Asia. Telenor operates the best or second-best networks in the markets that it serves. This network superiority gives the company pricing power in developed markets that remain very competitive. We believe its greatest growth opportunities are in emerging markets, which benefit from increasing cellular and smartphone penetration and a growing population base. Cash flow growth from more developed markets is likely to come from share gains, moving customers to more expensive offerings and leveraging its largely fixed-cost network. Telenor has historically paid a well-covered dividend and has returned cash to shareholders through regular share repurchases.
Toyota Motor is the world's second largest car manufacturer. It produces vehicles worldwide in a variety of configurations, including passenger cars, minivans, trucks and SUVs, and offers financing support to dealers and its customers for both purchase and lease. We believe the company’s greatest growth opportunities are in increasing penetration of vehicle sales in emerging markets; taking share in fleet vehicles through its hydrogen offerings; leveraging its production capacity in developed markets on its internal combustion engine; and appealing to a higher proportion of customers by concentrating on hybrid electric vehicles. Toyota Motor has historically returned cash to shareholders through a well-supported dividend, and regular share repurchases.
The equity portion of the Fund’s most significant sales during the same period included entirely closing its positions in French tire manufacturer Michelin and Swedish industrial equipment maker Atlas Copco.
The second largest tire manufacturer in the world, Michelin produces passenger, truck and specialty tires. Michelin aims to outpace industry growth as a result of its industry-leading technology that allows the company to charge premium prices and expand its market share. Passenger tire growth is largely a result of increasing miles driven, from which replacement demand follows. Truck sales are supported by increasing trade, while Michelin's specialty tires depend on robust mining, agriculture, aircraft and infrastructure markets. Michelin has historically paid a well-covered dividend, in addition to maintaining its ongoing share repurchase program. The equity portion of the Fund exited its position to allocate the assets to other shareholder yield opportunities.
Atlas Copco makes products and provides services to improve productivity, energy efficiency and safety in manufacturing processes. Cash flow growth drivers include global industrial production, market share gains driven by the company's high level of product innovation and incremental contributions from acquisitions. Atlas Copco has historically returned cash to shareholders through a growing dividend with a 50% earnings payout target. The equity portion of the Fund exited its position in favor of other investment opportunities.
How did sector and country weightings change in the equity portion of the Fund during the reporting period?
During the reporting period, the most significant sector allocation changes in the equity portion of the Fund were decreases in exposure to utilities and health care, and increases in exposure to financials and energy. From a country perspective, the equity portion of the Fund’s most significant allocation changes included increased exposure to Canada and Germany, and a reduction in exposure to the United States and Sweden. The equity portion of the Fund’s sector and country allocations are a result of our bottom-up fundamental investment process and reflect the companies and securities that we believe can collect and distribute sustainable, growing shareholder yield.
10	MainStay Income Builder Fund

How was the equity portion of the Fund positioned at the end of the reporting period?
As of April 30, 2021, the equity portion of the Fund’s largest sector allocations on an absolute basis were to financials and information technology, while its smallest total sector allocations were to real estate and energy. As of the same date, relative to the MSCI World Index (Net), the equity portion of the Fund held its most overweight exposure to utilities, a defensive sector that is typically more heavily represented in the Fund. The equity portion of the Fund’s most significant underweight exposures were to the information technology and consumer discretionary sectors.
What factors affected the relative performance of the fixed-income portion of the Fund during the reporting period?
Overall risk continued to rally throughout the reporting period assisted by the approval of multiple vaccines in the fourth quarter of 2020 along with the acceleration of actual vaccinations in the first quarter of 2021 globally. Additionally, the fiscal packages that were passed by the U.S. Congress helped to propel risk assets higher. Lastly, the U.S. Federal Reserve’s monetary policy remained accommodative. All these factors were catalysts that led to risk assets outperforming.
The fixed-income portion of the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index during the reporting period due to relatively overweight exposure to corporate bonds, both investment grade and high yield.
What was the duration strategy of the fixed-income portion of the Fund during the reporting period?
We extended the duration of the fixed-income portion of the Fund during the reporting period to be longer than that of the Bloomberg Barclays U.S. Aggregate Bond Index, detracting from performance relative to the benchmark.
During the reporting period, which sectors were the strongest positive contributors to the relative performance of the fixed-income portion of the Fund and which sectors were particularly weak?
The fixed-income portion of the Fund’s overweight exposure to corporate bonds, both investment grade and high yield, contributed positively to benchmark-relative performance for the entire reporting period, with select and timely purchases of both bonds after the market correction aiding relative returns.
What were some of the largest purchases and sales in the fixed-income portion of the Fund during the reporting period?
A robust primary calendar for corporate credit offered several opportunities to introduce new names into the fixed-income portion of the Fund in midstream, financials and consumer non-cyclical industries. Meanwhile, the fixed-income portion of the Fund trimmed higher-quality credits with limited total return potential as spreads 3 narrowed.
In emerging markets, the fixed-income portion of the Fund continued to reduce its exposure to Chinese technology companies, as well as an oil major CNOOC, rumored to be delisted from U.S. stock exchanges. Through the primary market, the fixed-income portion of the Fund added a new issue Mexican petrochemical company, Alpek SAB de CV, at favorable terms, as well as a new Brazilian credit Marfrig Global Foods in the consumer non-cyclical sector with a strong global presence and solid fundamentals.
Among commercial mortgage-backed securities (“CMBS”), the fixed-income portion of the Fund took advantage of rich valuations by selling holdings of AAA-rated 4 conduit bonds at levels tighter than pre-pandemic. The fixed-income portion of the Fund also continued to add more opportunistic single-asset deals, such as securitizations backed by tony Las Vegas properties.
The fixed-income portion of the Fund was active in the CMBS primary market. Purchases included securitizations backed by multifamily housing, an office building in Seattle and industrial properties spread throughout the country. In the secondary market, the fixed-income portion of the Fund purchased seasoned subordinate bonds at attractive yields with, in our judgement, sufficient credit enhancement to withstand stresses in the market.
Among non-agency residential mortgage-backed securities, given strong underlying housing fundamentals, the fixed-income portion of the Fund participated in a credit risk transfer deal brought by Freddie Mac, with underlying collateral characteristics that we consider the strongest ever for the program, given the high FICO credit risk scores of the borrowers.
How did the sector weightings in the fixed-income portion of the Fund change during the reporting period?
During the reporting period, the fixed-income portion of the Fund maintained its risk-positive positioning, keeping broader exposures fairly consistent. Changes included modest additions to CMBS exposure and holdings of agency commercial mortgage obligations, while trimming a small amount of exposure to
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
11

investment-grade credit and bank loans. More significant activity involved taking advantage of opportunities in the new issue markets and rotating out of rich secondary positions in favor of cheaper new issues.
How was the fixed-income portion of the Fund positioned at the end of the reporting period?
As of April 30, 2021, relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the fixed-income portion of the Fund held overweight exposure to high-yield investment-grade corporate bonds and securitized assets. As of the same date, the fixed-income portion of the Fund held underweight exposure to U.S. Treasury securities and agency mortgages.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
12	MainStay Income Builder Fund

Portfolio of Investments April 30, 2021† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 50.8%
Asset-Backed Securities 3.5%
Automobile Asset-Backed Securities 0.6%
Avis Budget Rental Car Funding AESOP LLC
Series 2020-1A, Class A
2.33%, due 8/20/26 (a)	$ 1,270,000	$ 1,323,078
Ford Credit Auto Owner Trust
Series 2020-2, Class A
1.06%, due 4/15/33 (a)	1,105,000	1,098,431
Series 2020-1, Class A
2.04%, due 8/15/31 (a)	1,110,000	1,152,316
Ford Credit Floorplan Master Owner Trust
Series 2019-4, Class A
2.44%, due 9/15/26	2,015,000	2,128,076
Series 2017-3, Class A
2.48%, due 9/15/24	1,270,000	1,307,626
Series 2018-4, Class A
4.06%, due 11/15/30	1,480,000	1,682,385
JPMorgan Chase Bank NA
Series 2020-1, Class B
0.991%, due 1/25/28 (a)	711,461	713,418
Santander Revolving Auto Loan Trust
Series 2019-A, Class A
2.51%, due 1/26/32 (a)	975,000	1,025,858
		10,431,188
Credit Card Asset-Backed Security 0.1%
Capital One Multi-Asset Execution Trust
Series 2019-A3, Class A3
2.06%, due 8/15/28	1,330,000	1,389,523
Home Equity Asset-Backed Securities 0.2%
Carrington Mortgage Loan Trust
Series 2007-HE1, Class A3
0.296% (1 Month LIBOR + 0.19%), due 6/25/37 (b)	3,380,123	3,331,361
Chase Funding Trust
Series 2002-2, Class 1A5
6.333%, due 4/25/32 (c)	31,751	32,359
Equity One Mortgage Pass-Through Trust
Series 2003-3, Class AF4
5.495%, due 12/25/33 (c)	70,643	71,590
	Principal Amount	Value

Home Equity Asset-Backed Securities (continued)
JPMorgan Mortgage Acquisition Trust
Series 2007-HE1, Class AF1
0.206% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	$ 354,572	$ 227,895
Mastr Asset-Backed Securities Trust
Series 2006-HE4, Class A1
0.206% (1 Month LIBOR + 0.10%), due 11/25/36 (b)	538,824	244,206
		3,907,411
Other Asset-Backed Securities 2.6%
American Airlines Pass-Through Trust
Series 2016-2, Class AA
3.20%, due 6/15/28	550,460	553,407
Series 2016-2, Class A
3.65%, due 6/15/28	1,279,010	1,230,656
Series 2013-2, Class A
4.95%, due 1/15/23	3,783,227	3,821,861
CF Hippolyta LLC
Series 2021-1A, Class A1
1.53%, due 3/15/61 (a)	1,605,000	1,605,445
Series 2020-1, Class A1
1.69%, due 7/15/60 (a)	2,133,037	2,162,586
Series 2020-1, Class A2
1.99%, due 7/15/60 (a)	1,221,898	1,224,652
Crown Castle Towers LLC
4.241%, due 7/15/28 (a)	2,680,000	3,009,833
CVS Pass-Through Trust
5.789%, due 1/10/26 (a)	109,051	119,935
Delta Air Lines Pass-Through Trust
Series 2019-1, Class AA
3.204%, due 4/25/24	2,355,000	2,468,672
MMAF Equipment Finance LLC
Series 2020-BA, Class A4
0.66%, due 11/15/27 (a)	3,750,000	3,725,634
MVW LLC
Series 2019-2A, Class A
2.22%, due 10/20/38 (a)	1,653,721	1,688,672
Navient Private Education Refi Loan Trust
Series 2020-DA, Class A
1.69%, due 5/15/69 (a)	620,831	627,630
Series 2020-EA, Class A
1.69%, due 5/15/69 (a)	1,158,556	1,178,843
PFS Financing Corp.
Series 2020-B, Class B
1.71%, due 6/15/24 (a)	830,000	835,041

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
PFS Financing Corp. (continued)
Series 2020-A, Class B
1.77%, due 6/15/25 (a)	$ 1,780,000	$ 1,801,002
Progress Residential
Series 2021-SFR1, Class A
1.052%, due 4/17/38 (a)	1,565,000	1,530,551
Series 2021-SFR3, Class A
1.637%, due 5/17/26 (a)	930,000	932,073
Series 2021-SFR4, Class B
1.808%, due 5/17/38 (a)	1,420,000	1,418,653
Progress Residential Trust
Series 2021-SFR2, Class A
1.546%, due 4/19/38 (a)	885,000	885,960
Series 2021-SFR2, Class B
1.796%, due 4/19/38 (a)	2,500,000	2,500,249
Sierra Timeshare Receivables Funding LLC
Series 2020-2A, Class A
1.33%, due 7/20/37 (a)	1,070,280	1,076,807
Series 2020-2A, Class C
3.51%, due 7/20/37 (a)	2,083,479	2,148,337
U.S. Airways Pass-Through Trust
Series 2012-1, Class A
5.90%, due 10/1/24	1,194,484	1,252,778
Series 2010-1, Class A
6.25%, due 4/22/23	531,612	541,525
United Airlines Pass-Through Trust
Series 2020-1, Class A
5.875%, due 10/15/27	1,874,750	2,073,858
Series 2007-1
6.636%, due 7/2/22	966,105	999,918
		41,414,578
Total Asset-Backed Securities (Cost $55,203,076)		57,142,700
Corporate Bonds 31.6%
Aerospace & Defense 0.2%
BAE Systems plc
3.00%, due 9/15/50 (United Kingdom) (a)	1,285,000	1,198,963
L3Harris Technologies, Inc.
4.40%, due 6/15/28	2,215,000	2,537,480
		3,736,443
	Principal Amount	Value

Agriculture 0.1%
BAT Capital Corp.
3.734%, due 9/25/40 (United Kingdom)	$ 2,105,000	$ 1,965,193
JBS Investments II GmbH
7.00%, due 1/15/26 (a)	585,000	622,908
		2,588,101
Airlines 0.5%
American Airlines, Inc.
5.50%, due 4/20/26 (a)	1,400,000	1,470,000
5.75%, due 4/20/29 (a)	850,000	910,775
Delta Air Lines, Inc.
4.50%, due 10/20/25 (a)	1,080,000	1,158,464
4.75%, due 10/20/28 (a)	755,000	829,083
7.00%, due 5/1/25 (a)	2,310,000	2,686,154
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	1,860,000	2,041,350
		9,095,826
Auto Manufacturers 1.1%
Daimler Finance North America LLC
0.742% (3 Month LIBOR + 0.55%), due 5/4/21 (Germany) (a)(b)	2,400,000	2,400,000
Ford Motor Co.
8.50%, due 4/21/23	2,100,000	2,352,000
9.00%, due 4/22/25	2,200,000	2,686,750
Ford Motor Credit Co. LLC
3.35%, due 11/1/22	820,000	839,098
4.063%, due 11/1/24	1,935,000	2,037,284
4.25%, due 9/20/22	655,000	676,648
5.875%, due 8/2/21	350,000	353,325
General Motors Co.
6.125%, due 10/1/25	670,000	795,159
General Motors Financial Co., Inc.
2.35%, due 1/8/31	810,000	775,113
3.15%, due 6/30/22	900,000	924,349
3.45%, due 4/10/22	3,800,000	3,886,288
		17,726,014
Banks 7.8%
Bank of America Corp.
2.496%, due 2/13/31 (d)	1,600,000	1,604,634
2.676%, due 6/19/41 (d)	2,795,000	2,625,895
3.004%, due 12/20/23 (d)	1,794,000	1,864,953
3.194%, due 7/23/30 (d)	1,425,000	1,510,875
3.311%, due 4/22/42 (d)	970,000	989,680
3.458%, due 3/15/25 (d)	1,700,000	1,822,539
3.499%, due 5/17/22 (d)	4,490,000	4,495,119

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Income Builder Fund

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Bank of America Corp. (continued)
4.20%, due 8/26/24	$ 2,615,000	$ 2,882,782
Series MM
4.30%, due 1/28/25 (d)(e)	3,519,000	3,624,570
Series DD
6.30%, due 3/10/26 (d)(e)	2,085,000	2,438,797
8.57%, due 11/15/24	485,000	609,102
Barclays Bank plc
10.00%, due 5/21/21 (United Kingdom)	GBP 1,186,000	1,644,546
BNP Paribas SA (France)
3.052%, due 1/13/31 (a)(d)	$ 3,630,000	3,761,916
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31 (a)(b)(e)	1,400,000	1,421,000
Citibank NA
3.40%, due 7/23/21	3,585,000	3,600,623
Citigroup, Inc.
3.352%, due 4/24/25 (d)	2,565,000	2,749,915
3.668%, due 7/24/28 (d)	1,180,000	1,300,541
3.98%, due 3/20/30 (d)	2,370,000	2,643,270
4.05%, due 7/30/22	105,000	109,604
5.30%, due 5/6/44	1,200,000	1,543,272
6.625%, due 6/15/32	770,000	1,027,872
6.875%, due 6/1/25	1,715,000	2,084,362
Citizens Financial Group, Inc.
2.638%, due 9/30/32 (a)	3,405,000	3,353,543
Credit Suisse Group AG
2.593%, due 9/11/25 (Switzerland) (a)(d)	3,000,000	3,120,867
First Horizon Bank
5.75%, due 5/1/30	1,555,000	1,890,661
First Horizon Corp.
4.00%, due 5/26/25	2,100,000	2,315,700
Freedom Mortgage Corp.
7.625%, due 5/1/26 (a)	1,595,000	1,662,787
Goldman Sachs Group, Inc. (The)
1.364% (3 Month LIBOR + 1.17%), due 5/15/26 (b)	2,245,000	2,282,030
1.431%, due 3/9/27 (d)	1,255,000	1,250,100
1.992%, due 1/27/32 (d)	1,370,000	1,301,257
2.615%, due 4/22/32 (d)	1,005,000	1,009,904
2.905%, due 7/24/23 (d)	880,000	905,951
2.908%, due 6/5/23 (d)	800,000	820,968
3.50%, due 11/16/26	1,085,000	1,184,159
5.25%, due 7/27/21	805,000	814,282
6.75%, due 10/1/37	829,000	1,174,860
	Principal Amount	Value

Banks (continued)
HSBC Holdings plc
3.973%, due 5/22/30 (United Kingdom) (d)	$ 2,365,000	$ 2,589,674
JPMorgan Chase & Co.
2.182%, due 6/1/28 (d)	1,800,000	1,837,821
2.956%, due 5/13/31 (d)	1,115,000	1,145,398
3.157%, due 4/22/42 (d)	1,175,000	1,176,905
3.207%, due 4/1/23 (d)	3,915,000	4,017,252
3.328%, due 4/22/52 (d)	890,000	890,167
3.54%, due 5/1/28 (d)	1,980,000	2,166,833
Series HH
4.60%, due 2/1/25 (d)(e)	3,427,000	3,534,094
Lloyds Banking Group plc (United Kingdom)
4.582%, due 12/10/25	1,633,000	1,829,344
4.65%, due 3/24/26	3,090,000	3,480,688
Morgan Stanley
3.125%, due 1/23/23	4,435,000	4,643,046
Series H
3.794% (3 Month LIBOR + 3.61%), due 7/15/21 (b)(e)	1,890,000	1,896,615
5.00%, due 11/24/25	2,855,000	3,288,396
7.25%, due 4/1/32	490,000	700,261
Natwest Group plc
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28 (United Kingdom) (b)	3,705,000	3,876,581
PNC Bank NA
2.55%, due 12/9/21	2,185,000	2,210,974
PNC Financial Services Group, Inc. (The)
2.55%, due 1/22/30	1,980,000	2,032,706
Societe Generale SA
5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30 (France) (a)(b)(e)	3,305,000	3,437,200
Standard Chartered plc
4.75% (5 Year Treasury Constant Maturity Rate + 3.805%), due 1/14/31 (United Kingdom) (a)(b)(e)(f)	1,225,000	1,243,620
Truist Bank
2.636% (5 Year Treasury Constant Maturity Rate + 1.15%), due 9/17/29 (b)	1,900,000	1,998,933
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Truist Financial Corp.
Series P
4.95% (5 Year Treasury Constant Maturity Rate + 4.605%), due 9/1/25 (b)(e)	$ 2,205,000	$ 2,425,500
UBS Group AG
4.375% (5 Year Treasury Constant Maturity Rate + 3.313%), due 2/10/31 (Switzerland) (a)(b)(e)	2,350,000	2,341,211
Wachovia Corp.
5.50%, due 8/1/35	315,000	397,140
Wells Fargo & Co.
2.406%, due 10/30/25 (d)	1,795,000	1,877,370
4.90%, due 11/17/45	55,000	67,129
Wells Fargo Bank NA
3.55%, due 8/14/23	1,815,000	1,942,431
5.85%, due 2/1/37	140,000	187,038
		126,677,263
Beverages 0.3%
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
4.15%, due 1/23/25	635,000	708,220
4.75%, due 1/23/29	3,075,000	3,608,691
		4,316,911
Biotechnology 0.2%
Biogen, Inc.
3.625%, due 9/15/22	3,480,000	3,642,992
Building Materials 0.7%
Builders FirstSource, Inc.
5.00%, due 3/1/30 (a)	2,455,000	2,605,369
6.75%, due 6/1/27 (a)	1,044,000	1,122,718
Carrier Global Corp.
2.722%, due 2/15/30	2,265,000	2,306,099
Cemex SAB de CV
3.125%, due 3/19/26 (Mexico) (a)	EUR 4,255,000	5,261,981
		11,296,167
Chemicals 0.6%
Air Liquide Finance SA
1.75%, due 9/27/21 (France) (a)	$ 1,725,000	1,733,113
Braskem Netherlands Finance BV
4.50%, due 1/10/28 (Brazil) (a)	2,135,000	2,220,400
Huntsman International LLC
4.50%, due 5/1/29	1,862,000	2,089,029
	Principal Amount	Value

Chemicals (continued)
Nutrition & Biosciences, Inc.
1.832%, due 10/15/27 (a)	$ 2,300,000	$ 2,272,249
Orbia Advance Corp. SAB de CV
4.00%, due 10/4/27 (Mexico) (a)	1,800,000	1,965,240
		10,280,031
Commercial Services 0.7%
Allied Universal Holdco LLC
6.625%, due 7/15/26 (a)	1,650,000	1,744,875
Ashtead Capital, Inc.
4.00%, due 5/1/28 (United Kingdom) (a)	935,000	980,581
California Institute of Technology
3.65%, due 9/1/19	1,913,000	2,038,301
Cintas Corp. No. 2
3.70%, due 4/1/27	2,740,000	3,062,489
Herc Holdings, Inc.
5.50%, due 7/15/27 (a)	1,805,000	1,908,787
Sodexo, Inc.
2.718%, due 4/16/31 (France) (a)	2,370,000	2,354,094
		12,089,127
Computers 0.8%
Apple, Inc.
2.75%, due 1/13/25	1,990,000	2,130,268
Dell International LLC
4.90%, due 10/1/26 (a)	1,749,000	2,009,180
5.30%, due 10/1/29 (a)	810,000	959,129
8.10%, due 7/15/36 (a)	2,300,000	3,402,820
International Business Machines Corp.
7.00%, due 10/30/25	2,050,000	2,588,487
NCR Corp.
5.00%, due 10/1/28 (a)	2,376,000	2,447,280
		13,537,164
Cosmetics & Personal Care 0.0% ‡
Estee Lauder Cos., Inc. (The)
2.60%, due 4/15/30	740,000	768,569
Distribution & Wholesale 0.5%
Avient Corp.
5.75%, due 5/15/25 (a)	2,877,000	3,035,062
Performance Food Group, Inc.
5.50%, due 10/15/27 (a)	4,566,000	4,811,834
		7,846,896
Diversified Financial Services 2.2%
AerCap Ireland Capital DAC (Ireland)
3.30%, due 1/23/23	1,275,000	1,325,249

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Income Builder Fund

	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
AerCap Ireland Capital DAC (Ireland) (continued)
4.45%, due 12/16/21	$ 1,465,000	$ 1,495,214
4.625%, due 7/1/22	964,000	1,009,226
Air Lease Corp.
2.30%, due 2/1/25	2,990,000	3,072,981
2.75%, due 1/15/23	1,850,000	1,910,644
3.50%, due 1/15/22	890,000	908,630
4.25%, due 9/15/24	1,185,000	1,296,378
Ally Financial, Inc.
3.875%, due 5/21/24	810,000	878,447
8.00%, due 11/1/31	3,260,000	4,585,045
Aviation Capital Group LLC
1.95%, due 1/30/26 (a)	1,210,000	1,186,191
Avolon Holdings Funding Ltd. (Ireland)
2.125%, due 2/21/26 (a)	1,515,000	1,481,169
2.875%, due 2/15/25 (a)	2,720,000	2,779,990
Banco BTG Pactual SA
2.75%, due 1/11/26 (Brazil) (a)	2,630,000	2,498,526
Capital One Financial Corp.
4.20%, due 10/29/25	435,000	484,585
Charles Schwab Corp. (The)
Series G
5.375% (5 Year Treasury Constant Maturity Rate + 4.971%), due 6/1/25 (b)(e)	2,350,000	2,612,965
Discover Financial Services
3.85%, due 11/21/22	1,491,000	1,566,754
Home Point Capital, Inc.
5.00%, due 2/1/26 (a)	2,155,000	2,122,028
Intercontinental Exchange, Inc.
3.00%, due 9/15/60	1,970,000	1,766,690
OneMain Finance Corp.
6.125%, due 3/15/24	540,000	583,200
PennyMac Financial Services, Inc.
4.25%, due 2/15/29 (a)	1,275,000	1,220,813
5.375%, due 10/15/25 (a)	350,000	368,813
		35,153,538
Electric 0.9%
Connecticut Light and Power Co. (The)
4.00%, due 4/1/48	1,145,000	1,331,894
Duquesne Light Holdings, Inc.
3.616%, due 8/1/27 (a)	2,265,000	2,479,913
Entergy Louisiana LLC
4.00%, due 3/15/33	2,200,000	2,533,671
	Principal Amount	Value

Electric (continued)
Evergy, Inc.
5.292%, due 6/15/22 (c)	$ 1,130,000	$ 1,174,925
Public Service Electric and Gas Co.
3.00%, due 5/15/27	2,235,000	2,421,812
Puget Energy, Inc.
5.625%, due 7/15/22	815,000	855,296
Southern California Edison Co.
Series E
3.70%, due 8/1/25	870,000	954,487
4.00%, due 4/1/47	1,320,000	1,375,326
WEC Energy Group, Inc.
2.306% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	1,095,000	999,224
		14,126,548
Environmental Control 0.2%
Republic Services, Inc.
4.75%, due 5/15/23	881,000	948,052
Stericycle, Inc.
3.875%, due 1/15/29 (a)	280,000	279,300
Waste Management, Inc.
2.40%, due 5/15/23	2,275,000	2,361,461
		3,588,813
Food 1.3%
Kraft Heinz Foods Co.
4.25%, due 3/1/31	2,888,000	3,184,550
5.00%, due 7/15/35	1,199,000	1,400,326
Nestle Holdings, Inc.
1.00%, due 9/15/27 (a)	3,750,000	3,632,652
3.10%, due 9/24/21 (a)	2,975,000	3,001,790
Smithfield Foods, Inc.
3.35%, due 2/1/22 (a)	1,575,000	1,602,910
4.25%, due 2/1/27 (a)	1,180,000	1,295,187
Sysco Corp.
3.30%, due 2/15/50	1,130,000	1,093,058
5.95%, due 4/1/30	1,161,000	1,464,009
Tyson Foods, Inc.
3.95%, due 8/15/24	2,255,000	2,460,897
US Foods, Inc.
6.25%, due 4/15/25 (a)	1,940,000	2,060,658
		21,196,037
Food Service 0.1%
Aramark Services, Inc.
6.375%, due 5/1/25 (a)	1,776,000	1,889,220
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Gas 0.1%
National Fuel Gas Co.
2.95%, due 3/1/31	$ 825,000	$ 805,410
Southern California Gas Co.
Series VV
4.30%, due 1/15/49	845,000	1,017,619
		1,823,029
Healthcare-Services 0.5%
Health Care Service Corp. A Mutual Legal Reserve Co.
2.20%, due 6/1/30 (a)	3,800,000	3,752,375
Laboratory Corp. of America Holdings
2.30%, due 12/1/24	2,355,000	2,456,965
NYU Langone Hospitals
Series 2020
3.38%, due 7/1/55	1,550,000	1,555,771
		7,765,111
Holding Companies-Diversified 0.2%
CK Hutchison International 17 II Ltd.
3.25%, due 9/29/27 (United Kingdom) (a)	2,620,000	2,847,225
Home Builders 0.1%
Lennar Corp.
5.875%, due 11/15/24	1,345,000	1,529,504
Insurance 1.7%
Athene Global Funding
2.50%, due 3/24/28 (a)	2,405,000	2,424,117
Equitable Holdings, Inc.
5.00%, due 4/20/48	2,305,000	2,812,480
Jackson National Life Global Funding
0.657% (3 Month LIBOR + 0.48%), due 6/11/21 (a)(b)	3,660,000	3,661,585
Liberty Mutual Group, Inc.
4.25%, due 6/15/23 (a)	850,000	915,552
MassMutual Global Funding II
2.50%, due 10/17/22 (a)	3,347,000	3,454,639
2.95%, due 1/11/25 (a)	1,105,000	1,181,211
Peachtree Corners Funding Trust
3.976%, due 2/15/25 (a)	940,000	1,032,554
Principal Life Global Funding II
2.375%, due 11/21/21 (a)	4,070,000	4,117,077
Protective Life Corp.
8.45%, due 10/15/39	1,640,000	2,522,357
	Principal Amount	Value

Insurance (continued)
Reliance Standard Life Global Funding II
2.50%, due 10/30/24 (a)	$ 2,420,000	$ 2,534,614
Voya Financial, Inc.
3.65%, due 6/15/26	690,000	765,293
Willis North America, Inc.
2.95%, due 9/15/29	1,735,000	1,815,945
3.875%, due 9/15/49	440,000	474,171
		27,711,595
Internet 0.5%
Cablevision Lightpath LLC
3.875%, due 9/15/27 (a)	1,815,000	1,790,044
Expedia Group, Inc.
3.25%, due 2/15/30	3,165,000	3,212,902
3.60%, due 12/15/23 (a)	1,135,000	1,209,534
3.80%, due 2/15/28	440,000	471,859
5.00%, due 2/15/26	60,000	68,173
6.25%, due 5/1/25 (a)	207,000	240,799
Weibo Corp.
3.50%, due 7/5/24 (China)	1,190,000	1,248,179
		8,241,490
Iron & Steel 0.4%
ArcelorMittal SA
4.55%, due 3/11/26 (Luxembourg)	2,040,000	2,264,964
Vale Overseas Ltd. (Brazil)
6.25%, due 8/10/26	2,585,000	3,089,075
6.875%, due 11/21/36	864,000	1,173,968
		6,528,007
Lodging 0.6%
Boyd Gaming Corp.
8.625%, due 6/1/25 (a)	563,000	623,354
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30	1,715,000	1,828,653
5.75%, due 5/1/28 (a)	740,000	795,500
Las Vegas Sands Corp.
3.20%, due 8/8/24	1,415,000	1,484,087
Marriott International, Inc.
2.30%, due 1/15/22	2,450,000	2,473,525
Sands China Ltd. (Macao)
4.60%, due 8/8/23	810,000	865,890
5.125%, due 8/8/25	1,310,000	1,458,357
		9,529,366
Machinery-Diversified 0.1%
CNH Industrial Capital LLC
4.20%, due 1/15/24	1,435,000	1,561,592

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Income Builder Fund

	Principal Amount	Value
Corporate Bonds (continued)
Media 0.6%
Comcast Corp.
3.25%, due 11/1/39	$ 1,665,000	$ 1,723,746
4.70%, due 10/15/48	1,410,000	1,765,624
Grupo Televisa SAB
5.25%, due 5/24/49 (Mexico) (f)	1,230,000	1,481,855
Sirius XM Radio, Inc.
4.125%, due 7/1/30 (a)	2,200,000	2,200,000
Sky Ltd.
3.75%, due 9/16/24 (United Kingdom) (a)	950,000	1,043,055
Time Warner Entertainment Co. LP
8.375%, due 3/15/23	800,000	913,109
		9,127,389
Metal Fabricate & Hardware 0.3%
Precision Castparts Corp.
3.25%, due 6/15/25	4,040,000	4,383,483
Mining 0.2%
Glencore Funding LLC
1.625%, due 9/1/25 (Australia) (a)	2,805,000	2,823,003
Miscellaneous—Manufacturing 0.5%
General Electric Co.
3.625%, due 5/1/30	1,525,000	1,656,848
4.25%, due 5/1/40	1,660,000	1,855,090
4.35%, due 5/1/50	1,300,000	1,447,441
Textron Financial Corp.
1.929% (3 Month LIBOR + 1.735%), due 2/15/42 (a)(b)	3,540,000	2,867,400
		7,826,779
Oil & Gas 1.0%
BP Capital Markets America, Inc.
3.00%, due 2/24/50	820,000	757,310
BP Capital Markets plc
4.875% (5 Year Treasury Constant Maturity Rate + 4.398%), due 3/22/30 (United Kingdom) (b)(e)	2,620,000	2,812,570
Gazprom PJSC Via Gaz Capital SA
7.288%, due 8/16/37 (Russia) (a)	2,065,000	2,870,350
Marathon Petroleum Corp.
4.50%, due 5/1/23	1,455,000	1,558,762
4.70%, due 5/1/25	1,585,000	1,788,706
5.125%, due 12/15/26	1,260,000	1,485,454
Total Capital International SA
3.127%, due 5/29/50 (France)	2,285,000	2,191,699
	Principal Amount	Value

Oil & Gas (continued)
Valero Energy Corp.
4.00%, due 4/1/29	$ 1,435,000	$ 1,566,146
6.625%, due 6/15/37	1,050,000	1,371,884
		16,402,881
Packaging & Containers 0.2%
Berry Global, Inc.
4.875%, due 7/15/26 (a)	200,000	211,810
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)	2,640,000	2,851,200
		3,063,010
Pharmaceuticals 0.9%
AbbVie, Inc.
3.45%, due 3/15/22	2,715,000	2,773,072
4.05%, due 11/21/39	2,780,000	3,104,184
Becton Dickinson and Co.
4.669%, due 6/6/47	1,635,000	1,952,542
CVS Health Corp.
2.70%, due 8/21/40	2,930,000	2,702,843
4.78%, due 3/25/38	1,110,000	1,326,999
Teva Pharmaceutical Finance Netherlands III BV
3.15%, due 10/1/26 (Israel)	2,995,000	2,812,305
		14,671,945
Pipelines 0.7%
Enterprise Products Operating LLC
3.125%, due 7/31/29	1,595,000	1,688,990
3.95%, due 1/31/60	1,460,000	1,464,213
4.20%, due 1/31/50	405,000	434,377
MPLX LP
2.65%, due 8/15/30	1,705,000	1,683,568
4.875%, due 6/1/25	100,000	112,752
Spectra Energy Partners LP
4.75%, due 3/15/24	1,740,000	1,921,400
Transcontinental Gas Pipe Line Co. LLC
4.60%, due 3/15/48	2,340,000	2,727,408
Western Midstream Operating LP
6.50%, due 2/1/50 (c)	860,000	973,081
		11,005,789
Real Estate 0.1%
Realogy Group LLC
5.75%, due 1/15/29 (a)	1,305,000	1,353,937
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts 1.1%
Alexandria Real Estate Equities, Inc.
3.375%, due 8/15/31	$ 1,290,000	$ 1,384,798
American Tower Corp.
3.375%, due 10/15/26	1,920,000	2,087,912
3.60%, due 1/15/28	1,025,000	1,119,240
Digital Realty Trust LP
3.60%, due 7/1/29	480,000	528,388
3.70%, due 8/15/27	500,000	553,798
4.45%, due 7/15/28	2,505,000	2,873,679
Equinix, Inc.
1.25%, due 7/15/25	1,645,000	1,642,892
2.625%, due 11/18/24	1,820,000	1,918,151
GLP Capital LP
3.35%, due 9/1/24	1,280,000	1,355,994
Iron Mountain, Inc.
5.25%, due 7/15/30 (a)	1,690,000	1,755,487
Kilroy Realty LP
3.45%, due 12/15/24	2,060,000	2,209,017
		17,429,356
Retail 1.0%
7-Eleven, Inc.
2.50%, due 2/10/41 (a)	300,000	273,034
2.80%, due 2/10/51 (a)	1,080,000	977,654
AutoNation, Inc.
4.75%, due 6/1/30	2,430,000	2,833,500
Macy's Retail Holdings LLC
5.875%, due 4/1/29 (a)(f)	1,500,000	1,539,300
Macy's, Inc.
8.375%, due 6/15/25 (a)	3,145,000	3,469,658
McDonald's Corp.
3.35%, due 4/1/23	2,875,000	3,032,649
QVC, Inc.
4.375%, due 9/1/28	2,245,000	2,297,825
Starbucks Corp.
3.35%, due 3/12/50	925,000	911,094
4.45%, due 8/15/49	1,305,000	1,539,509
		16,874,223
Semiconductors 0.1%
Broadcom, Inc.
3.50%, due 2/15/41 (a)	760,000	733,524
NXP BV
3.40%, due 5/1/30 (Netherlands) (a)	1,255,000	1,342,071
		2,075,595
	Principal Amount	Value

Software 0.3%
Fiserv, Inc.
3.20%, due 7/1/26	$ 525,000	$ 569,515
Oracle Corp.
3.65%, due 3/25/41	575,000	587,554
salesforce.com, Inc.
3.25%, due 4/11/23	1,300,000	1,371,161
3.70%, due 4/11/28	1,915,000	2,150,625
		4,678,855
Telecommunications 2.1%
Altice France SA (France)
5.125%, due 7/15/29 (a)	2,100,000	2,102,625
7.375%, due 5/1/26 (a)	2,515,000	2,607,552
AT&T, Inc.
Series B
2.875% (5 Month Euribor ICE Swap Rate + 3.14%), due 3/2/25 (b)(e)	EUR 2,000,000	2,410,636
3.50%, due 9/15/53 (a)	$ 2,184,000	2,008,982
4.35%, due 3/1/29	795,000	902,357
CommScope Technologies LLC
6.00%, due 6/15/25 (a)	736,000	748,880
CommScope, Inc.
7.125%, due 7/1/28 (a)	2,540,000	2,746,375
Level 3 Financing, Inc.
3.40%, due 3/1/27 (a)	2,545,000	2,700,881
Sprint Spectrum Co. LLC
4.738%, due 3/20/25 (a)	4,170,000	4,464,506
T-Mobile US, Inc.
2.625%, due 2/15/29	1,545,000	1,505,023
4.50%, due 4/15/50 (a)	1,015,000	1,144,727
VEON Holdings BV
4.95%, due 6/16/24 (Netherlands) (a)	2,430,000	2,600,076
Verizon Communications, Inc.
1.298% (3 Month LIBOR + 1.10%), due 5/15/25 (b)	2,705,000	2,770,559
3.40%, due 3/22/41	770,000	788,806
3.55%, due 3/22/51	855,000	868,569
Vodafone Group plc
4.25%, due 9/17/50 (United Kingdom)	2,830,000	3,146,847
		33,517,401

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Income Builder Fund

	Principal Amount	Value
Corporate Bonds (continued)
Toys, Games & Hobbies 0.1%
Hasbro, Inc.
2.60%, due 11/19/22	$ 1,230,000	$ 1,268,182
Total Corporate Bonds (Cost $488,509,770)		513,594,407
Foreign Government Bonds 0.9%
Brazil 0.2%
Federative Republic of Brazil
4.625%, due 1/13/28	2,913,000	3,124,396
Chile 0.2%
Corp. Nacional del Cobre de Chile
3.00%, due 9/30/29 (a)	2,825,000	2,904,015
Colombia 0.1%
Colombia Government Bond
3.25%, due 4/22/32	1,360,000	1,334,051
Mexico 0.4%
Mexico Government Bond
2.659%, due 5/24/31	5,892,000	5,666,278
3.75%, due 4/19/71	1,860,000	1,624,152
		7,290,430
Total Foreign Government Bonds (Cost $15,103,579)		14,652,892
Loan Assignments 0.7%
Buildings & Real Estate 0.0% ‡
Realogy Group LLC
Extended 2025 Term Loan
3.00% (1 Month LIBOR + 2.25%), due 2/8/25 (b)	694,913	688,460
Containers, Packaging & Glass 0.2%
BWAY Holding Co.
Initial Term Loan
3.443% (3 Month LIBOR + 3.25%), due 4/3/24 (b)	3,116,432	3,006,871
Diversified/Conglomerate Service 0.1%
TruGreen LP
First Lien Second Refinancing Term Loan
	Principal Amount	Value

Diversified/Conglomerate Service (continued)
TruGreen LP (continued)
4.75% (1 Month LIBOR + 4.00%), due 11/2/27 (b)	$ 1,341,637	$ 1,339,401
Second Lien Initial Term Loan
9.25% (3 Month LIBOR + 8.50%), due 11/2/28 (b)	580,000	597,400
		1,936,801
Finance 0.2%
Alliant Holdings Intermediate LLC 2018 Initial Term Loan
3.363% (1 Month LIBOR + 3.25%), due 5/9/25 (b)	3,107,076	3,070,002
Personal & Nondurable Consumer Products 0.1%
Prestige Brands, Inc.
Term Loan B4
2.109% (1 Month LIBOR + 2.00%), due 1/26/24 (b)	801,831	802,458
Telecommunications 0.1%
Level 3 Financing, Inc.
Tranche 2027 Term Loan B
1.863% (1 Month LIBOR + 1.75%), due 3/1/27 (b)	2,142,032	2,115,702
Total Loan Assignments (Cost $11,660,422)		11,620,294
Mortgage-Backed Securities 7.9%
Agency (Collateralized Mortgage Obligations) 2.6%
FHLMC
REMIC, Series 5073, Class DG
1.50%, due 8/25/38	2,050,000	2,081,508
REMIC, Series 4993, Class D
2.00%, due 9/25/47	2,150,000	2,229,894
REMIC, Series 5049, Class UI
3.00%, due 12/25/50	5,373,741	966,565
REMIC, Series 4888, Class BA
3.50%, due 9/15/48	809,003	844,898
REMIC, Series 4877, Class AT
3.50%, due 11/15/48	1,480,098	1,564,090
REMIC, Series 4877, Class BE
3.50%, due 11/15/48	1,984,169	2,082,622
REMIC, Series 4958, Class DL
4.00%, due 1/25/50	3,390,094	3,635,469
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FNMA
REMIC, Series 2021-33, Class AI
2.50%, due 5/25/47	6,560,000	$ 903,955
REMIC, Series 2013-77, Class CY
3.00%, due 7/25/43	$ 1,902,000	2,016,561
REMIC, Series 2019-13, Class PE
3.00%, due 3/25/49	1,491,844	1,584,207
REMIC, Series 2019-13, Class CA
3.50%, due 4/25/49	2,389,779	2,612,194
REMIC, Series 2021-6, Class ML
3.50%, due 6/25/50	2,340,263	2,550,403
REMIC, Series 2021-6, Class MC
3.50%, due 6/25/50	3,745,000	4,083,128
REMIC, Series 2021-12, Class GC
3.50%, due 7/25/50	2,663,000	2,882,783
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	2,449,509	2,654,498
GNMA
REMIC, Series 2021-15, Class AI
2.00%, due 1/20/51	5,518,136	611,120
REMIC, Series 2013-149, Class BA
3.25%, due 8/16/41	4,703,717	4,971,021
UMBS, Single Family, 30 Year
2.50%, due 5/25/51 TBA (g)	3,070,000	3,184,885
		41,459,801
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 3.0%
BANK
Series 2019-BN21, Class A5
2.851%, due 10/17/52	2,795,000	2,944,871
Bayview Commercial Asset Trust
Series 2006-4A, Class A1
0.336% (1 Month LIBOR + 0.23%), due 12/25/36 (a)(b)	58,123	55,823
Benchmark Mortgage Trust
Series 2020-B19, Class A2
1.691%, due 9/15/53	2,175,000	2,212,496
Series 2019-B12, Class A5
3.116%, due 8/15/52	2,852,000	3,066,587
BX Commercial Mortgage Trust
Series 2020-VIV2, Class C
3.66%, due 3/9/44 (a)	1,870,000	1,921,477
Series 2020-VIV3, Class B
3.662%, due 3/9/44 (a)	1,622,236	1,733,646
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BX Trust
Series 2018-BILT, Class A
0.915% (1 Month LIBOR + 0.80%), due 5/15/30 (a)(b)	$ 2,705,000	$ 2,706,137
Series 2018-GW, Class A
0.915% (1 Month LIBOR + 0.80%), due 5/15/35 (a)(b)	1,770,000	1,769,975
Series 2021-LBA, Class AV
0.915% (1 Month LIBOR + 0.80%), due 2/15/36 (a)(b)	1,910,000	1,909,961
Series 2019-OC11, Class A
3.202%, due 12/9/41 (a)	1,355,000	1,434,244
Series 2019-OC11, Class B
3.605%, due 12/9/41 (a)	390,000	418,737
Series 2019-OC11, Class C
3.856%, due 12/9/41 (a)	570,000	606,374
CSAIL Commercial Mortgage Trust
Series 2015-C3, Class A4
3.718%, due 8/15/48	2,050,254	2,244,951
FREMF Mortgage Trust
REMIC, Series 2015-K720, Class B
3.51%, due 7/25/22 (a)	1,080,000	1,112,649
REMIC, Series 2014-K41, Class B
3.964%, due 11/25/47 (a)	870,000	949,315
GB Trust
Series 2020-FLIX, Class C
1.715% (1 Month LIBOR + 1.60%), due 8/15/37 (a)(b)	1,300,000	1,307,041
Series 2020-FLIX, Class D
2.465% (1 Month LIBOR + 2.35%), due 8/15/37 (a)(b)	1,795,000	1,802,352
GS Mortgage Securities Trust
Series 2019-GC42, Class A4
3.001%, due 9/1/52	825,000	880,289
Series 2019-GC40, Class A4
3.16%, due 7/10/52	2,002,000	2,158,421
Hawaii Hotel Trust
Series 2019-MAUI, Class A
1.265% (1 Month LIBOR + 1.15%), due 5/15/38 (a)(b)	1,200,000	1,201,489
Hudson Yards Mortgage Trust
Series 2019-30HY, Class A
3.228%, due 7/10/39 (a)	1,460,000	1,572,620
Manhattan West Mortgage Trust
Series 2020-1MW, Class A
2.13%, due 9/10/39 (a)	2,910,000	2,953,240

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Income Builder Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C23, Class A3
3.451%, due 7/15/50	$ 1,162,420	$ 1,248,245
Morgan Stanley Capital I Trust
Series 2015-UBS8, Class A4
3.809%, due 12/15/48	1,830,000	2,015,629
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	2,725,000	2,778,446
Wells Fargo Commercial Mortgage Trust
Series 2018-1745, Class A
3.874%, due 6/15/36 (a)	2,640,000	2,913,035
Series 2018-AUS, Class A
4.194%, due 8/17/36 (a)	3,120,000	3,474,457
		49,392,507
Whole Loan (Collateralized Mortgage Obligations) 2.3%
Chase Home Lending Mortgage Trust
Series 2019-ATR2, Class A3
3.50%, due 7/25/49 (a)(h)	230,795	238,852
FHLMC STACR REMIC Trust
Series 2020-DNA6, Class M2
2.01% (SOFR 30A + 2.00%), due 12/25/50 (a)(b)	2,825,000	2,828,401
FHLMC Structured Agency Credit Risk Debt Notes
Series 2017-DNA1, Class M2
3.356% (1 Month LIBOR + 3.25%), due 7/25/29 (b)	3,267,094	3,391,827
Series 2017-HQA1, Class M2
3.656% (1 Month LIBOR + 3.55%), due 8/25/29 (b)	3,574,445	3,693,252
Series 2015-DNA3, Class M3
4.806% (1 Month LIBOR + 4.70%), due 4/25/28 (b)	2,123,999	2,200,458
Series 2016-DNA1, Class M3
5.656% (1 Month LIBOR + 5.55%), due 7/25/28 (b)	1,508,063	1,586,260
Flagstar Mortgage Trust
Series 2021-2, Class A2
2.50%, due 4/25/51 (a)(h)	2,150,000	2,194,861
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
FNMA
Series 2017-C01, Class 1M2
3.656% (1 Month LIBOR + 3.55%), due 7/25/29 (b)	$ 2,380,792	$ 2,461,667
Series 2017-C02, Class 2M2
3.756% (1 Month LIBOR + 3.65%), due 9/25/29 (b)	1,101,261	1,139,975
GNR-2017-H07
1.00%, due 4/20/27 (i)	6,445,000	6,400,001
J.P. Morgan Mortgage Trust
Series 2021-6, Class A4
2.50%, due 10/25/51 (a)(h)	1,975,000	2,029,621
Series 2019-3, Class A3
4.00%, due 9/25/49 (a)(h)	268,146	274,136
New Residential Mortgage Loan Trust
Series 2019-5A, Class B7
4.469%, due 8/25/59 (a)	3,182,416	2,539,209
Series 2019-2A, Class B6
4.976%, due 12/25/57 (a)(h)	974,350	697,925
NewRez LLC
Series 2021-1, Class A
(zero coupon) (1 Month LIBOR + 0.75%), due 5/25/55 (a)(b)	2,600,000	2,600,000
OBX Trust
Series 2021-J1, Class A1
2.50%, due 5/25/51 (a)(h)	920,000	935,597
Seasoned Loans Structured Transaction
Series 2019-1, Class A1
3.50%, due 5/25/29	872,537	919,843
Wells Fargo Mortgage Backed Securities Trust
Series 2020-2, Class A1
3.00%, due 12/25/49 (a)(h)	1,516,734	1,539,073
		37,670,958
Total Mortgage-Backed Securities (Cost $125,690,576)		128,523,266
Municipal Bonds 0.2%
California 0.2%
Regents of the University of California Medical Center, Pooled, Revenue Bonds
Series N
3.006%, due 5/15/50	2,700,000	2,646,442
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Municipal Bonds (continued)
New York 0.0% ‡
New York State Thruway Authority, Revenue Bonds
Series M
2.90%, due 1/1/35	$ 450,000	$ 473,594
Total Municipal Bonds (Cost $3,150,000)		3,120,036
U.S. Government & Federal Agencies 6.0%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 1.1%
UMBS, 30 Year
2.00%, due 7/1/50	887,982	897,321
2.00%, due 8/1/50	2,457,258	2,483,100
2.00%, due 8/1/50	5,734,955	5,835,907
2.00%, due 8/1/50	3,136,417	3,169,402
2.00%, due 9/1/50	1,587,857	1,607,222
3.00%, due 11/1/48	2,051,339	2,166,821
3.50%, due 7/1/50	1,878,487	2,000,573
		18,160,346
Federal National Mortgage Association (Mortgage Pass-Through Securities) 1.1%
FNMA, Other
3.50%, due 2/1/42	2,297,693	2,501,801
UMBS, 20 Year
2.50%, due 5/1/41	840,000	876,779
3.50%, due 3/1/37	3,841,989	4,236,451
UMBS, 30 Year
2.00%, due 10/1/50	408,825	415,025
2.00%, due 12/1/50	655,109	661,999
2.50%, due 8/1/50	247,185	257,297
2.50%, due 10/1/50	254,077	264,243
2.50%, due 11/1/50	1,203,185	1,264,004
2.50%, due 1/1/51	787,992	822,287
2.50%, due 1/1/51	1,211,725	1,260,655
3.00%, due 3/1/50	1,775,261	1,882,788
4.00%, due 8/1/48	3,592,379	3,865,400
4.00%, due 2/1/49	642,619	696,199
		19,004,928
Government National Mortgage Association (Mortgage Pass-Through Securities) 0.0% ‡
GNMA I, 30 Year
6.50%, due 4/15/29	10	11
6.50%, due 8/15/29	6	7
		18
	Principal Amount	Value

United States Treasury Bonds 0.8%
U.S. Treasury Bond
1.875%, due 2/15/51	$ 2,025,000	$ 1,842,117
U.S. Treasury Bonds
4.375%, due 11/15/39	6,581,000	8,930,880
4.375%, due 5/15/40	1,270,000	1,730,772
		12,503,769
United States Treasury Inflation - Indexed Notes 1.5%
U.S. Treasury Inflation Linked Notes
0.125%, due 1/15/30 (j)	5,610,000	6,283,487
0.125%, due 7/15/30 (j)	5,570,000	6,279,904
0.875%, due 1/15/29 (j)	9,415,000	11,383,081
		23,946,472
United States Treasury Notes 1.5%
U.S. Treasury Notes
0.125%, due 4/30/23	10,705,000	10,697,473
0.375%, due 4/15/24	7,105,000	7,113,881
0.75%, due 4/30/26	295,000	293,617
1.25%, due 4/30/28	5,995,000	5,971,582
		24,076,553
Total U.S. Government & Federal Agencies (Cost $94,777,622)		97,692,086
Total Long-Term Bonds (Cost $794,095,045)		826,345,681

	Shares
Common Stocks 44.6%
Aerospace & Defense 1.2%
BAE Systems plc (United Kingdom)	1,218,745	8,520,094
Lockheed Martin Corp.	14,576	5,547,043
Raytheon Technologies Corp.	56,343	4,689,991
		18,757,128
Air Freight & Logistics 0.8%
Deutsche Post AG (Registered) (Germany)	127,696	7,515,695
United Parcel Service, Inc., Class B	26,606	5,423,899
		12,939,594
Automobiles 0.3%
Toyota Motor Corp. (Japan)	55,800	4,149,388
Banks 1.8%
JPMorgan Chase & Co.	48,711	7,492,239

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay Income Builder Fund

	Shares	Value
Common Stocks (continued)
Banks (continued)
PNC Financial Services Group, Inc. (The)	31,103	$ 5,814,706
Royal Bank of Canada (Canada)	79,947	7,630,137
Truist Financial Corp.	133,821	7,936,923
		28,874,005
Beverages 0.9%
Coca-Cola Co. (The)	111,469	6,017,097
Coca-Cola European Partners plc (United Kingdom)	67,936	3,860,123
PepsiCo, Inc.	33,394	4,814,079
		14,691,299
Biotechnology 1.2%
AbbVie, Inc.	123,722	13,795,003
Amgen, Inc.	23,700	5,679,468
		19,474,471
Capital Markets 1.2%
BlackRock, Inc.	5,793	4,746,205
Lazard Ltd., Class A	158,088	7,112,379
Singapore Exchange Ltd. (Singapore)	499,900	3,925,572
T. Rowe Price Group, Inc.	24,726	4,430,899
		20,215,055
Chemicals 2.1%
BASF SE (Germany)	92,920	7,493,713
Dow, Inc.	124,118	7,757,375
LyondellBasell Industries NV, Class A	75,233	7,804,671
Nutrien Ltd. (Canada)	188,995	10,430,634
		33,486,393
Commercial Services & Supplies 0.0% ‡
Quad/Graphics, Inc.	10	36
Communications Equipment 0.7%
Cisco Systems, Inc.	225,386	11,474,401
Diversified Telecommunication Services 2.8%
AT&T, Inc.	221,951	6,971,481
BCE, Inc. (Canada)	140,339	6,633,605
Deutsche Telekom AG (Registered) (Germany)	226,412	4,355,261
Orange SA (France)	497,596	6,191,730
Telenor ASA (Norway)	225,340	4,018,708
TELUS Corp. (Canada)	263,123	5,458,762
	Shares	Value

Diversified Telecommunication Services (continued)
Verizon Communications, Inc.	218,727	$ 12,640,233
		46,269,780
Electric Utilities 1.8%
American Electric Power Co., Inc.	54,951	4,874,703
Duke Energy Corp.	44,122	4,442,644
Entergy Corp.	56,086	6,129,639
Evergy, Inc.	81,799	5,232,682
Fortis, Inc. (Canada)	99,607	4,443,275
Terna Rete Elettrica Nazionale SpA (Italy)	656,824	4,840,657
		29,963,600
Electrical Equipment 0.8%
Eaton Corp. plc	51,540	7,366,612
Emerson Electric Co.	62,401	5,646,667
		13,013,279
Equity Real Estate Investment Trusts 1.7%
American Tower Corp.	17,223	4,387,904
Iron Mountain, Inc.	331,642	13,305,477
Welltower, Inc.	70,835	5,314,750
WP Carey, Inc.	61,720	4,622,211
		27,630,342
Food Products 0.7%
Danone SA (France)	52,222	3,681,020
Nestle SA (Registered) (Switzerland)	38,754	4,620,351
Orkla ASA (Norway)	344,947	3,520,747
		11,822,118
Gas Utilities 0.6%
Snam SpA (Italy)	1,658,002	9,328,798
Health Care Equipment & Supplies 0.3%
Medtronic plc	33,063	4,328,608
Hotels, Restaurants & Leisure 1.2%
Las Vegas Sands Corp. (k)	66,688	4,085,307
McDonald's Corp.	21,256	5,018,116
Restaurant Brands International, Inc. (Canada)	81,626	5,600,360
Vail Resorts, Inc.	14,193	4,614,996
		19,318,779
Household Durables 0.4%
Leggett & Platt, Inc.	128,153	6,365,360
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Household Products 0.7%
Kimberly-Clark Corp.	58,948	$ 7,858,948
Procter & Gamble Co. (The)	29,058	3,876,918
		11,735,866
Industrial Conglomerates 0.3%
Siemens AG (Registered) (Germany)	32,792	5,472,865
Insurance 3.4%
Allianz SE (Registered) (Germany)	41,752	10,862,488
Assicurazioni Generali SpA (Italy)	307,378	6,165,862
AXA SA (France) (f)	230,908	6,530,755
Great-West Lifeco, Inc. (Canada)	209,606	6,077,662
MetLife, Inc.	193,088	12,286,189
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	29,094	8,417,519
Tokio Marine Holdings, Inc. (Japan)	108,300	5,182,624
		55,523,099
IT Services 0.8%
International Business Machines Corp.	96,441	13,683,049
Leisure Products 0.5%
Hasbro, Inc.	78,194	7,776,393
Media 0.3%
Omnicom Group, Inc.	58,321	4,797,485
Multiline Retail 0.3%
Target Corp.	21,199	4,393,705
Multi-Utilities 1.2%
Ameren Corp.	47,967	4,069,520
Dominion Energy, Inc.	83,751	6,691,705
National Grid plc (United Kingdom)	374,255	4,706,572
WEC Energy Group, Inc.	45,179	4,390,043
		19,857,840
Oil, Gas & Consumable Fuels 2.2%
Chevron Corp.	66,591	6,863,534
Enterprise Products Partners LP	382,988	8,812,554
Magellan Midstream Partners LP	140,124	6,553,600
Phillips 66	65,942	5,335,367
TOTAL SE (France)	183,777	8,136,333
		35,701,388
	Shares	Value

Personal Products 0.5%
Unilever plc (United Kingdom)	128,516	$ 7,510,363
Pharmaceuticals 3.9%
AstraZeneca plc, Sponsored ADR (United Kingdom) (f)	74,923	3,976,164
Bayer AG (Registered) (Germany)	55,195	3,571,398
GlaxoSmithKline plc (United Kingdom)	321,029	5,939,212
Johnson & Johnson	42,866	6,975,584
Merck & Co., Inc.	112,831	8,405,909
Novartis AG (Registered) (Switzerland)	63,819	5,447,938
Pfizer, Inc.	205,576	7,945,512
Roche Holding AG (Switzerland)	15,494	5,049,017
Sanofi (France) (f)	77,076	8,086,841
Takeda Pharmaceutical Co. Ltd. (Japan)	235,000	7,816,131
		63,213,706
Semiconductors & Semiconductor Equipment 3.8%
Analog Devices, Inc.	63,032	9,653,981
Broadcom, Inc.	20,637	9,414,599
Intel Corp.	83,478	4,802,489
KLA Corp.	39,287	12,389,156
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Taiwan)	121,932	14,234,342
Texas Instruments, Inc.	64,670	11,673,582
		62,168,149
Software 0.9%
Microsoft Corp.	60,398	15,231,168
Specialty Retail 0.5%
Home Depot, Inc. (The)	15,210	4,923,021
Industria de Diseno Textil SA (Spain)	102,859	3,662,875
		8,585,896
Technology Hardware, Storage & Peripherals 1.4%
Apple, Inc.	62,664	8,237,809
Samsung Electronics Co. Ltd. GDR (Republic of Korea)	7,655	13,939,755
		22,177,564
Textiles, Apparel & Luxury Goods 0.4%
Hanesbrands, Inc.	277,477	5,843,666
Tobacco 2.0%
Altria Group, Inc.	228,298	10,901,229
British American Tobacco plc (United Kingdom)	184,853	6,846,911

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay Income Builder Fund

	Shares	Value
Common Stocks (continued)
Tobacco (continued)
British American Tobacco plc, Sponsored ADR (United Kingdom) (f)	63,382	$ 2,377,459
Philip Morris International, Inc.	132,321	12,570,495
		32,696,094
Trading Companies & Distributors 0.8%
MSC Industrial Direct Co., Inc., Class A	68,989	6,220,048
Watsco, Inc.	23,057	6,752,473
		12,972,521
Wireless Telecommunication Services 0.2%
Rogers Communications, Inc., Class B (Canada)	71,874	3,540,050
Total Common Stocks (Cost $573,436,909)		724,983,301
Short-Term Investments 4.6%
Affiliated Investment Company 3.6%
MainStay U.S. Government Liquidity Fund, 0.01% (l)	57,896,967	57,896,967
Total Affiliated Investment Company (Cost $57,896,967)		57,896,967
Unaffiliated Investment Company 1.0%
BlackRock Liquidity FedFund, 0.05% (l)(m)	16,806,935	16,806,935
Total Unaffiliated Investment Company (Cost $16,806,934)		16,806,935
Total Short-Term Investments (Cost $74,703,901)		74,703,902
Total Investments (Cost $1,442,235,855)	100.0%	1,626,032,884
Other Assets, Less Liabilities	(0.0)‡	(216,974)
Net Assets	100.0%	$ 1,625,815,910

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2021.
(c)	Step coupon—Rate shown was the rate in effect as of April 30, 2021.
(d)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2021.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	All or a portion of this security was held on loan. As of April 30, 2021, the aggregate market value of securities on loan was $18,988,421; the total market value of collateral held by the Fund was $19,782,410. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $2,975,475. The Fund received cash collateral with a value of $16,806,935. (See Note 2(L))
(g)	TBA—Security purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of April 30, 2021, the total net market value was $3,184,885, which represented 0.2% of the Fund’s net assets. All or a portion of this security is a part of a mortgage dollar roll agreement.
(h)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2021.
(i)	Delayed delivery security.
(j)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(k)	Non-income producing security.
(l)	Current yield as of April 30, 2021.
(m)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
Foreign Currency Forward Contracts
As of April 30, 2021, the Fund held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	8,537,000	USD	11,730,478	JPMorgan Chase Bank N.A.	5/4/21	$ 59,546
USD	18,104,834	AUD	23,293,000	JPMorgan Chase Bank N.A.	5/4/21	161,071
USD	48,095,922	EUR	39,827,000	JPMorgan Chase Bank N.A.	5/4/21	213,911
USD	43,012,194	GBP	30,915,000	JPMorgan Chase Bank N.A.	5/4/21	317,033
USD	1,067,591	JPY	116,276,687	Brown Brothers Harriman & Co.	5/7/21	3,641
USD	46,816,924	JPY	5,081,523,000	JPMorgan Chase Bank N.A.	5/6/21	320,511
Total Unrealized Appreciation						1,075,713
AUD	23,293,000	USD	18,042,408	JPMorgan Chase Bank N.A.	5/4/21	(98,646)
AUD	23,293,000	USD	18,110,750	JPMorgan Chase Bank N.A.	8/3/21	(159,943)
EUR	13,978,000	USD	17,032,193	JPMorgan Chase Bank N.A.	5/4/21	(227,142)
EUR	25,849,000	USD	31,259,919	JPMorgan Chase Bank N.A.	5/4/21	(182,959)
EUR	39,827,000	USD	48,192,263	JPMorgan Chase Bank N.A.	8/2/21	(219,447)
GBP	22,378,000	USD	31,212,834	JPMorgan Chase Bank N.A.	5/4/21	(307,698)
GBP	30,915,000	USD	43,025,642	JPMorgan Chase Bank N.A.	8/2/21	(319,970)
JPY	5,081,523,000	USD	49,071,949	JPMorgan Chase Bank N.A.	5/6/21	(2,575,536)
JPY	5,081,523,000	USD	46,860,659	JPMorgan Chase Bank N.A.	8/2/21	(327,098)
Total Unrealized Depreciation						(4,418,439)
Net Unrealized Depreciation						$ (3,342,726)

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.
Futures Contracts
As of April 30, 2021, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 2 Year Notes	489	June 2021	$ 108,039,632	$ 107,950,570	$ (89,062)
U.S. Treasury 5 Year Notes	265	June 2021	32,693,895	32,843,437	149,542
U.S. Treasury 10 Year Notes	200	June 2021	26,359,891	26,406,250	46,359
E-mini Financial Select Sector Index	280	June 2021	29,497,132	31,185,000	1,687,868
E-MINI S&P 500 Index Industrial Sector	461	June 2021	44,918,752	47,220,230	2,301,478
Euro STOXX 50 Index	1,112	June 2021	50,552,668	52,673,939	2,121,271
FTSE 100 Index	172	June 2021	15,876,851	16,479,379	602,528
S&P 500 E-Mini Index	505	June 2021	99,170,501	105,403,600	6,233,099
U.S. Treasury Long Bonds	135	June 2021	21,516,626	21,228,750	(287,876)
U.S. Treasury Ultra Bonds	330	June 2021	61,932,865	61,349,063	(583,802)
Yen Denominated Nikkei 225 Index	465	June 2021	61,466,155	61,374,554	(91,601)
Total Long Contracts					12,089,804
Short Contracts
U.S. Treasury 10 Year Ultra Bonds	(298)	June 2021	(43,985,185)	(43,372,969)	612,216
Net Unrealized Appreciation					$ 12,702,020

1.	As of April 30, 2021, cash in the amount of $21,982,299 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2021.

Abbreviation(s):
ADR—American Depositary Receipt
AUD—Australia Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay Income Builder Fund

EUR—Euro
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FTSE—Financial Times Stock Exchange
GBP—British Pound Sterling
GDR—Global Depositary Receipt
GNMA—Government National Mortgage Association
JPY—Japanese Yen
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
TBA—To Be Announced
UMBS—Uniform Mortgage Backed Securities
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 57,142,700	$ —	$ 57,142,700
Corporate Bonds	—	513,594,407	—	513,594,407
Foreign Government Bonds	—	14,652,892	—	14,652,892
Loan Assignments	—	11,620,294	—	11,620,294
Mortgage-Backed Securities	—	128,523,266	—	128,523,266
Municipal Bonds	—	3,120,036	—	3,120,036
U.S. Government & Federal Agencies	—	97,692,086	—	97,692,086
Total Long-Term Bonds	—	826,345,681	—	826,345,681
Common Stocks	724,983,301	—	—	724,983,301
Short-Term Investments
Affiliated Investment Company	57,896,967	—	—	57,896,967
Unaffiliated Investment Company	16,806,935	—	—	16,806,935
Total Short-Term Investments	74,703,902	—	—	74,703,902
Total Investments in Securities	799,687,203	826,345,681	—	1,626,032,884
Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	1,075,713	—	1,075,713
Futures Contracts (b)	13,754,361	—	—	13,754,361
Total Other Financial Instruments	13,754,361	1,075,713	—	14,830,074
Total Investments in Securities and Other Financial Instruments	$ 813,441,564	$ 827,421,394	$ —	$ 1,640,862,958
Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$ —	$ (4,418,439)	$ —	$ (4,418,439)
Futures Contracts (b)	(1,052,341)	—	—	(1,052,341)
Total Other Financial Instruments	$ (1,052,341)	$ (4,418,439)	$ —	$ (5,470,780)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay Income Builder Fund

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $1,384,338,888) including securities on loan of $18,988,421	$1,568,135,917
Investment in affiliated investment companies, at value (identified cost $57,896,967)	57,896,967
Cash collateral on deposit at broker for futures contracts	21,982,299
Cash denominated in foreign currencies (identified cost $3,864,437)	3,888,647
Due from custodian	115,621
Receivables:
Dividends and interest	9,348,403
Investment securities sold	8,358,766
Fund shares sold	5,272,659
Securities lending	12,508
Unrealized appreciation on foreign currency forward contracts	1,075,713
Other assets	156,861
Total assets	1,676,244,361
Liabilities
Cash collateral received for securities on loan	16,806,935
Due to custodian	10,690,836
Payables:
Investment securities purchased	14,672,231
Fund shares redeemed	1,681,032
Manager (See Note 3)	816,464
Variation margin on futures contracts	514,528
Transfer agent (See Note 3)	328,711
NYLIFE Distributors (See Note 3)	310,991
Shareholder communication	87,933
Professional fees	69,129
Custodian	29,688
Accrued expenses	1,534
Unrealized depreciation on foreign currency forward contracts	4,418,439
Total liabilities	50,428,451
Net assets	$1,625,815,910
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 760,993
Additional paid-in-capital	1,396,064,409
1,396,825,402
Total distributable earnings (loss)	228,990,508
Net assets	$1,625,815,910
Class A
Net assets applicable to outstanding shares	$762,570,550
Shares of beneficial interest outstanding	35,858,403
Net asset value per share outstanding	$ 21.27
Maximum sales charge (3.00% of offering price)	0.66
Maximum offering price per share outstanding	$ 21.93
Investor Class
Net assets applicable to outstanding shares	$ 82,904,120
Shares of beneficial interest outstanding	3,894,846
Net asset value per share outstanding	$ 21.29
Maximum sales charge (2.50% of offering price)	0.55
Maximum offering price per share outstanding	$ 21.84
Class B
Net assets applicable to outstanding shares	$ 19,386,279
Shares of beneficial interest outstanding	904,407
Net asset value and offering price per share outstanding	$ 21.44
Class C
Net assets applicable to outstanding shares	$146,133,746
Shares of beneficial interest outstanding	6,831,396
Net asset value and offering price per share outstanding	$ 21.39
Class I
Net assets applicable to outstanding shares	$504,310,804
Shares of beneficial interest outstanding	23,466,415
Net asset value and offering price per share outstanding	$ 21.49
Class R2
Net assets applicable to outstanding shares	$ 3,235,258
Shares of beneficial interest outstanding	152,146
Net asset value and offering price per share outstanding	$ 21.26
Class R3
Net assets applicable to outstanding shares	$ 1,974,537
Shares of beneficial interest outstanding	92,845
Net asset value and offering price per share outstanding	$ 21.27
Class R6
Net assets applicable to outstanding shares	$105,272,650
Shares of beneficial interest outstanding	4,897,479
Net asset value and offering price per share outstanding	$ 21.50
SIMPLE Class
Net assets applicable to outstanding shares	$ 27,966
Shares of beneficial interest outstanding	1,314
Net asset value and offering price per share outstanding (a)	$ 21.29

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Interest (net of foreign tax withholding of $2,164)	$ 13,074,199
Dividends-unaffiliated (net of foreign tax withholding of $706,411)	11,864,735
Securities lending	30,423
Dividends-affiliated	2,992
Other	538,716
Total income	25,511,065
Expenses
Manager (See Note 3)	4,778,310
Distribution/Service—Class A (See Note 3)	886,822
Distribution/Service—Investor Class (See Note 3)	103,452
Distribution/Service—Class B (See Note 3)	98,882
Distribution/Service—Class C (See Note 3)	765,233
Distribution/Service—Class R2 (See Note 3)	4,116
Distribution/Service—Class R3 (See Note 3)	4,549
Distribution/Service—SIMPLE Class (See Note 3)	66
Transfer agent (See Note 3)	902,263
Registration	95,010
Professional fees	83,465
Shareholder communication	77,446
Custodian	47,992
Trustees	16,261
Insurance	6,056
Shareholder service (See Note 3)	2,556
Miscellaneous	31,655
Total expenses	7,904,134
Net investment income (loss)	17,606,931
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	28,303,228
Futures transactions	45,018,662
Foreign currency transactions	(14,635)
Foreign currency forward transactions	2,812,248
Net realized gain (loss)	76,119,503
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	120,865,458
Futures contracts	17,179,627
Foreign currency forward contracts	(4,397,219)
Translation of other assets and liabilities in foreign currencies	(579,394)
Net change in unrealized appreciation (depreciation)	133,068,472
Net realized and unrealized gain (loss)	209,187,975
Net increase (decrease) in net assets resulting from operations	$226,794,906
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay Income Builder Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 17,606,931	$ 33,859,779
Net realized gain (loss)	76,119,503	(32,719,980)
Net change in unrealized appreciation (depreciation)	133,068,472	(19,728,631)
Net increase (decrease) in net assets resulting from operations	226,794,906	(18,588,832)
Distributions to shareholders:
Class A	(10,715,609)	(38,695,065)
Investor Class	(1,162,371)	(4,945,627)
Class B	(198,708)	(1,245,001)
Class C	(1,536,449)	(9,531,711)
Class I	(7,763,418)	(30,256,759)
Class R2	(47,362)	(155,024)
Class R3	(24,744)	(49,678)
Class R6	(1,651,446)	(6,279,420)
SIMPLE Class	(343)	(72)
Total distributions to shareholders	(23,100,450)	(91,158,357)
Capital share transactions:
Net proceeds from sales of shares	132,103,632	320,543,037
Net asset value of shares issued to shareholder in reinvestment of distributions	21,141,146	83,497,446
Cost of shares redeemed	(161,731,870)	(384,329,610)
Increase (decrease) in net assets derived from capital share transactions	(8,487,092)	19,710,873
Net increase (decrease) in net assets	195,207,364	(90,036,316)
Net Assets
Beginning of period	1,430,608,546	1,520,644,862
End of period	$1,625,815,910	$1,430,608,546
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 18.61	$ 19.96	$ 18.51	$ 19.97	$ 18.30	$ 18.79
Net investment income (loss) (a)	0.23	0.44	0.54	0.52	0.48	0.58
Net realized and unrealized gain (loss) on investments	2.74	(0.65)	1.73	(1.04)	1.83	(0.17)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.04	0.06	0.07	(0.09)	0.30
Total from investment operations	2.97	(0.17)	2.33	(0.45)	2.22	0.71
Less distributions:
From net investment income	(0.31)	(0.42)	(0.56)	(0.52)	(0.55)	(0.61)
From net realized gain on investments	—	(0.76)	(0.32)	(0.49)	—	(0.59)
Total distributions	(0.31)	(1.18)	(0.88)	(1.01)	(0.55)	(1.20)
Net asset value at end of period	$ 21.27	$ 18.61	$ 19.96	$ 18.51	$ 19.97	$ 18.30
Total investment return (b)	16.01%	(0.90)%	13.09%	(2.38)%	12.30%	4.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.28%††	2.32%	2.83%	2.72%	2.52%	3.21%
Net expenses (c)	1.01%††	1.02%	1.02%	1.01%	1.01%	1.02%
Portfolio turnover rate	23% (d)	65% (d)	62% (d)	44% (d)	29%	27%
Net assets at end of period (in 000’s)	$ 762,571	$ 638,250	$ 625,049	$ 571,206	$ 652,333	$ 574,390

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 62%, 54% and 36% for the six-month period ended April 30, 2021 and for the years ended October 31, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay Income Builder Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 18.62	$ 19.98	$ 18.52	$ 19.99	$ 18.31	$ 18.80
Net investment income (loss) (a)	0.21	0.41	0.51	0.50	0.47	0.56
Net realized and unrealized gain (loss) on investments	2.75	(0.66)	1.74	(1.05)	1.82	(0.16)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.04	0.06	0.07	(0.09)	0.28
Total from investment operations	2.96	(0.21)	2.31	(0.48)	2.20	0.68
Less distributions:
From net investment income	(0.29)	(0.39)	(0.53)	(0.50)	(0.52)	(0.58)
From net realized gain on investments	—	(0.76)	(0.32)	(0.49)	—	(0.59)
Total distributions	(0.29)	(1.15)	(0.85)	(0.99)	(0.52)	(1.17)
Net asset value at end of period	$ 21.29	$ 18.62	$ 19.98	$ 18.52	$ 19.99	$ 18.31
Total investment return (b)	15.95%	(1.11)%	12.98%	(2.56)%	12.19%	3.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.11%††	2.16%	2.70%	2.59%	2.45%	3.09%
Net expenses (c)	1.17%††	1.17%	1.16%	1.13%	1.14%	1.16%
Expenses (before waiver/reimbursement) (c)	1.17%††	1.17%	1.17%	1.14%	1.14%	1.16%
Portfolio turnover rate	23% (d)	65% (d)	62% (d)	44% (d)	29%	27%
Net assets at end of period (in 000’s)	$ 82,904	$ 79,992	$ 88,050	$ 85,132	$ 94,000	$ 153,137

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 62%, 54% and 36% for the six-month period ended April 30, 2021 and for the years ended October 31, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class B		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 18.75	$ 20.11	$ 18.64	$ 20.10	$ 18.40	$ 18.89
Net investment income (loss) (a)	0.14	0.27	0.37	0.36	0.32	0.42
Net realized and unrealized gain (loss) on investments	2.76	(0.66)	1.75	(1.05)	1.83	(0.17)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.04	0.06	0.07	(0.09)	0.30
Total from investment operations	2.90	(0.35)	2.18	(0.62)	2.06	0.55
Less distributions:
From net investment income	(0.21)	(0.25)	(0.39)	(0.35)	(0.36)	(0.45)
From net realized gain on investments	—	(0.76)	(0.32)	(0.49)	—	(0.59)
Total distributions	(0.21)	(1.01)	(0.71)	(0.84)	(0.36)	(1.04)
Net asset value at end of period	$ 21.44	$ 18.75	$ 20.11	$ 18.64	$ 20.10	$ 18.40
Total investment return (b)	15.51%	(1.84)%	12.11%	(3.22)%	11.27%	3.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.35%††	1.42%	1.96%	1.85%	1.67%	2.34%
Net expenses (c)	1.92%††	1.92%	1.91%	1.88%	1.89%	1.91%
Expenses (before waiver/reimbursement) (c)	1.92%††	1.92%	1.92%	1.89%	1.89%	1.91%
Portfolio turnover rate	23% (d)	65% (d)	62% (d)	44% (d)	29%	27%
Net assets at end of period (in 000’s)	$ 19,386	$ 19,409	$ 26,396	$ 30,343	$ 39,475	$ 42,253

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 62%, 54% and 36% for the six-month period ended April 30, 2021 and for the years ended October 31, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay Income Builder Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 18.71	$ 20.07	$ 18.60	$ 20.07	$ 18.37	$ 18.86
Net investment income (loss) (a)	0.14	0.27	0.37	0.36	0.32	0.42
Net realized and unrealized gain (loss) on investments	2.75	(0.66)	1.75	(1.06)	1.83	(0.17)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.04	0.06	0.07	(0.09)	0.30
Total from investment operations	2.89	(0.35)	2.18	(0.63)	2.06	0.55
Less distributions:
From net investment income	(0.21)	(0.25)	(0.39)	(0.35)	(0.36)	(0.45)
From net realized gain on investments	—	(0.76)	(0.32)	(0.49)	—	(0.59)
Total distributions	(0.21)	(1.01)	(0.71)	(0.84)	(0.36)	(1.04)
Net asset value at end of period	$ 21.39	$ 18.71	$ 20.07	$ 18.60	$ 20.07	$ 18.37
Total investment return (b)	15.49%	(1.85)%	12.13%	(3.28)%	11.35%	3.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.35%††	1.42%	1.95%	1.85%	1.65%	2.32%
Net expenses (c)	1.92%††	1.92%	1.91%	1.88%	1.89%	1.91%
Expenses (before waiver/reimbursement) (c)	1.92%††	1.92%	1.92%	1.89%	1.89%	1.91%
Portfolio turnover rate	23% (d)	65% (d)	62% (d)	44% (d)	29%	27%
Net assets at end of period (in 000’s)	$ 146,134	$ 148,220	$ 191,737	$ 212,400	$ 266,592	$ 254,312

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 62%, 54% and 36% for the six-month period ended April 30, 2021 and for the years ended October 31, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 18.80	$ 20.16	$ 18.68	$ 20.15	$ 18.46	$ 18.95
Net investment income (loss) (a)	0.26	0.49	0.59	0.58	0.54	0.63
Net realized and unrealized gain (loss) on investments	2.76	(0.66)	1.76	(1.06)	1.84	(0.16)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.04	0.06	0.07	(0.09)	0.28
Total from investment operations	3.02	(0.13)	2.41	(0.41)	2.29	0.75
Less distributions:
From net investment income	(0.33)	(0.47)	(0.61)	(0.57)	(0.60)	(0.65)
From net realized gain on investments	—	(0.76)	(0.32)	(0.49)	—	(0.59)
Total distributions	(0.33)	(1.23)	(0.93)	(1.06)	(0.60)	(1.24)
Net asset value at end of period	$ 21.49	$ 18.80	$ 20.16	$ 18.68	$ 20.15	$ 18.46
Total investment return (b)	16.15%	(0.69)%	13.41%	(2.17)%	12.60%	4.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.53%††	2.57%	3.09%	3.03%	2.77%	3.44%
Net expenses (c)	0.76%††	0.77%	0.77%	0.76%	0.76%	0.77%
Portfolio turnover rate	23% (d)	65% (d)	62% (d)	44% (d)	29%	27%
Net assets at end of period (in 000’s)	$ 504,311	$ 448,922	$ 484,614	$ 499,675	$ 766,054	$ 542,330

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 62%, 54% and 36% for the six-month period ended April 30, 2021 and for the years ended October 31, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay Income Builder Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class R2		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 18.61	$ 19.95	$ 18.50	$ 19.96	$ 18.29	$ 18.78
Net investment income (loss) (a)	0.22	0.42	0.52	0.50	0.46	0.55
Net realized and unrealized gain (loss) on investments	2.73	(0.63)	1.73	(1.04)	1.83	(0.19)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.04	0.06	0.07	(0.09)	0.33
Total from investment operations	2.95	(0.17)	2.31	(0.47)	2.20	0.69
Less distributions:
From net investment income	(0.30)	(0.41)	(0.54)	(0.50)	(0.53)	(0.59)
From net realized gain on investments	—	(0.76)	(0.32)	(0.49)	—	(0.59)
Total distributions	(0.30)	(1.17)	(0.86)	(0.99)	(0.53)	(1.18)
Net asset value at end of period	$ 21.26	$ 18.61	$ 19.95	$ 18.50	$ 19.96	$ 18.29
Total investment return (b)	15.96%	(1.00)%	12.98%	(2.48)%	12.20%	3.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.17%††	2.21%	2.77%	2.61%	2.36%	3.03%
Net expenses (c)	1.11%††	1.11%	1.12%	1.11%	1.11%	1.12%
Portfolio turnover rate	23% (d)	65% (d)	62% (d)	44% (d)	29%	27%
Net assets at end of period (in 000’s)	$ 3,235	$ 3,044	$ 2,524	$ 3,587	$ 4,409	$ 838

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 62%, 54% and 36% for the six-month period ended April 30, 2021 and for the years ended October 31, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,				February 29, 2016^ through October 31, 2016
Class R3		2020	2019	2018	2017
Net asset value at beginning of period	$ 18.61	$ 19.96	$ 18.51	$ 19.97	$ 18.30	$ 17.10
Net investment income (loss) (a)	0.20	0.37	0.45	0.42	0.42	0.35
Net realized and unrealized gain (loss) on investments	2.73	(0.64)	1.76	(1.00)	1.82	(1.69)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.04	0.06	0.06	(0.09)	2.95
Total from investment operations	2.93	(0.23)	2.27	(0.52)	2.15	1.61
Less distributions:
From net investment income	(0.27)	(0.36)	(0.50)	(0.45)	(0.48)	(0.41)
From net realized gain on investments	—	(0.76)	(0.32)	(0.49)	—	—
Total distributions	(0.27)	(1.12)	(0.82)	(0.94)	(0.48)	(0.41)
Net asset value at end of period	$ 21.27	$ 18.61	$ 19.96	$ 18.51	$ 19.97	$ 18.30
Total investment return (b)	15.82%	(1.24)%	12.70%	(2.73)%	11.89%	9.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.92%††	1.97%	2.34%	2.19%	2.16%	2.81%††
Net expenses (c)	1.36%††	1.37%	1.36%	1.35%	1.36%	1.36%††
Portfolio turnover rate	23% (d)	65% (d)	62% (d)	44% (d)	29%	27%
Net assets at end of period (in 000’s)	$ 1,975	$ 1,196	$ 590	$ 136	$ 201	$ 39

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 62%, 54% and 36% for the six-month period ended April 30, 2021 and for the years ended October 31, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
40	MainStay Income Builder Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,		February 28, 2018^ through October 31, 2018
Class R6		2020	2019
Net asset value at beginning of period	$ 18.80	$ 20.16	$ 18.68	$ 19.19
Net investment income (loss) (a)	0.27	0.51	0.61	0.33
Net realized and unrealized gain (loss) on investments	2.77	(0.66)	1.76	(0.47)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.04	0.06	0.03
Total from investment operations	3.04	(0.11)	2.43	(0.11)
Less distributions:
From net investment income	(0.34)	(0.49)	(0.63)	(0.40)
From net realized gain on investments	—	(0.76)	(0.32)	—
Total distributions	(0.34)	(1.25)	(0.95)	(0.40)
Net asset value at end of period	$ 21.50	$ 18.80	$ 20.16	$ 18.68
Total investment return (b)	16.25%	(0.60)%	13.52%	(0.61)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.62%††	2.67%	3.18%	2.55%††
Net expenses (c)	0.67%††	0.67%	0.67%	0.66%††
Portfolio turnover rate (d)	23%	65%	62%	44%
Net assets at end of period (in 000’s)	$ 105,273	$ 91,551	$ 101,685	$ 94,869

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 62%, 54% and 36% for the six-month period ended April 30, 2021 and for the years ended October 31, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	August 31, 2020^ through October 31,
SIMPLE Class		2020
Net asset value at beginning of period	$ 18.62	$ 19.33**
Net investment income (loss) (a)	0.19	0.04
Net realized and unrealized gain (loss) on investments	2.74	(0.74)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.05
Total from investment operations	2.93	(0.65)
Less distributions:
From net investment income	(0.26)	(0.06)
Net asset value at end of period	$ 21.29	$ 18.62
Total investment return (b)	15.81%	(3.39)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	1.87%	1.62%
Net expenses†† (c)	1.42%	1.43%
Portfolio turnover rate (d)	23%	65%
Net assets at end of period (in 000’s)	$ 28	$ 24

*	Unaudited.
**	Based on the net asset value of Investor Class as of August 31, 2020.
‡	Less than one cent per share.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 23% and 62% for the six-month period ended April 30, 2021 and for the year ended October 31, 2020 respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
42	MainStay Income Builder Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay Income Builder Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	December 29, 1987
Class C	September 1, 1998
Class I	January 2, 2004
Class R2	February 27, 2015
Class R3	February 29, 2016
Class R6	February 28, 2018
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisors (as

43

Notes to Financial Statements (Unaudited) (continued)
defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national

44	MainStay Income Builder Fund

exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized
45

Notes to Financial Statements (Unaudited) (continued)
cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of
Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities, to the extent the Fund held any such securities during the six-month period ended April 30, 2021, is accreted daily based on the effective interest method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

46	MainStay Income Builder Fund

(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2021 are shown in the Portfolio of Investments.
(I) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2021, the Fund did not hold any unfunded commitments.
(J) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future
47

Notes to Financial Statements (Unaudited) (continued)
purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of April 30, 2021, are shown in the Portfolio of Investments.
(K) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S.
dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(L) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(M) Dollar Rolls. The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are "to be announced," therefore, the Fund accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from

48	MainStay Income Builder Fund

its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(N) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. As of April 30, 2021, delayed delivery transactions are shown in the Portfolio of Investments.
(O) Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Fund may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing trans-actions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(P) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(Q) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or
49

Notes to Financial Statements (Unaudited) (continued)
will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 with respect to certain LIBOR tenors or mid-2023 for the remaining LIBOR tenors.
(R) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(S) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into Treasury futures contracts to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund also entered into domestic and foreign equity index futures contracts to increase the equity sensitivity to the Fund.
Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2021:
Asset Derivatives	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$ —	$12,946,244	$808,117	$13,754,361
Forward Contracts - Unrealized appreciation on foreign currency forward contracts	1,075,713	—	—	1,075,713
Total Fair Value	$1,075,713	$12,946,244	$808,117	$14,830,074

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$ —	$(91,601)	$(960,740)	$(1,052,341)
Forward Contracts - Unrealized depreciation on foreign currency forward contracts	(4,418,439)	—	—	(4,418,439)
Total Fair Value	$(4,418,439)	$(91,601)	$(960,740)	$(5,470,780)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
50	MainStay Income Builder Fund

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2021:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$54,579,325	$(9,560,663)	$45,018,662
Forward Contracts	2,812,248	—	—	2,812,248
Total Net Realized Gain (Loss)	$2,812,248	$54,579,325	$(9,560,663)	$47,830,910

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$15,087,316	$2,092,311	$17,179,627
Forward Contracts	(4,397,219)	—	—	(4,397,219)
Total Net Change in Unrealized Appreciation (Depreciation)	$(4,397,219)	$15,087,316	$2,092,311	$12,782,408

Average Notional Amount	Total
Futures Contracts Long	$507,833,305
Futures Contracts Short	$ (49,436,341)
Forward Contracts Long	$134,686,285
Forward Contracts Short	$ (68,932,107)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, MacKay Shields LLC ("MacKay Shields" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser, also serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio. Asset allocation decisions for the Portfolio are made by a committee chaired by New York Life Investments in collaboration with MacKay. New York Life Investments pays for the services of the Subadvisors.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.64% up to $500 million; 0.60% from $500 million to $1 billion; 0.575% from $1 billion to $5 billion; and 0.565% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2021, the effective management fee rate was 0.61%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $4,778,310 and paid MacKay Shields and Epoch $1,366,704 and $1,065,104, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
51

Notes to Financial Statements (Unaudited) (continued)
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75%of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2021, shareholder service fees incurred by the Fund were as follows:

Class R2	$ 1,646
Class R3	910
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2021, were $24,916 and $3,454, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2021, of $20,591, $3,858 and $3,101, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$333,992	$—
Investor Class	108,969	—
Class B	26,038	—
Class C	201,511	—
Class I	227,316	—
Class R2	1,550	—
Class R3	856	—
Class R6	1,996	—
SIMPLE Class	35	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

52	MainStay Income Builder Fund

(F) Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 48,170	$ 399,026	$ (389,299)	$ —	$ —	$ 57,897	$ —(a)	$ —	57,897

(a)	Less than $500.

(G) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R2	$ 35,381	1.1%
Class R6	102,078,212	97.0
SIMPLE Class	27,966	100.0
Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$1,442,321,983	$197,159,378	$(13,448,477)	$183,710,901
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts. The other temporary differences are primarily due to dividends payable.
As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $40,388,892 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$11,815	$28,574
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$54,765,080
Long-Term Capital Gains	36,393,277
Total	$91,158,357

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $5,303 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter

53

Notes to Financial Statements (Unaudited) (continued)
into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of U.S. government securities were $85,467 and $104,852, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $302,260 and $235,987 respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	3,314,123	$ 68,314,787
Shares issued to shareholders in reinvestment of distributions	495,780	10,179,003
Shares redeemed	(2,768,879)	(56,868,722)
Net increase (decrease) in shares outstanding before conversion	1,041,024	21,625,068
Shares converted into Class A (See Note 1)	527,622	10,822,561
Shares converted from Class A (See Note 1)	(9,550)	(198,741)
Net increase (decrease)	1,559,096	$ 32,248,888
Year ended October 31, 2020:
Shares sold	7,127,473	$ 133,913,849
Shares issued to shareholders in reinvestment of distributions	1,951,567	37,506,471
Shares redeemed	(6,670,244)	(123,495,824)
Net increase (decrease) in shares outstanding before conversion	2,408,796	47,924,496
Shares converted into Class A (See Note 1)	608,398	11,635,143
Shares converted from Class A (See Note 1)	(31,742)	(572,507)
Net increase (decrease)	2,985,452	$ 58,987,132

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	112,609	$ 2,313,123
Shares issued to shareholders in reinvestment of distributions	55,867	1,147,388
Shares redeemed	(182,150)	(3,743,188)
Net increase (decrease) in shares outstanding before conversion	(13,674)	(282,677)
Shares converted into Investor Class (See Note 1)	35,114	725,786
Shares converted from Investor Class (See Note 1)	(421,562)	(8,643,119)
Net increase (decrease)	(400,122)	$ (8,200,010)
Year ended October 31, 2020:
Shares sold	468,570	$ 8,788,800
Shares issued to shareholders in reinvestment of distributions	255,745	4,923,774
Shares redeemed	(419,834)	(7,927,609)
Net increase (decrease) in shares outstanding before conversion	304,481	5,784,965
Shares converted into Investor Class (See Note 1)	67,654	1,261,890
Shares converted from Investor Class (See Note 1)	(484,829)	(9,324,546)
Net increase (decrease)	(112,694)	$ (2,277,691)

Class B	Shares	Amount
Period ended April 30, 2021:
Shares sold	9,863	$ 204,098
Shares issued to shareholders in reinvestment of distributions	7,746	160,173
Shares redeemed	(90,547)	(1,869,086)
Net increase (decrease) in shares outstanding before conversion	(72,938)	(1,504,815)
Shares converted from Class B (See Note 1)	(57,688)	(1,192,839)
Net increase (decrease)	(130,626)	$ (2,697,654)
Year ended October 31, 2020:
Shares sold	30,233	$ 569,662
Shares issued to shareholders in reinvestment of distributions	54,023	1,052,476
Shares redeemed	(224,781)	(4,229,189)
Net increase (decrease) in shares outstanding before conversion	(140,525)	(2,607,051)
Shares converted from Class B (See Note 1)	(137,306)	(2,609,221)
Net increase (decrease)	(277,831)	$ (5,216,272)

54	MainStay Income Builder Fund

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	187,946	$ 3,869,580
Shares issued to shareholders in reinvestment of distributions	70,707	1,458,913
Shares redeemed	(1,265,524)	(26,236,183)
Net increase (decrease) in shares outstanding before conversion	(1,006,871)	(20,907,690)
Shares converted from Class C (See Note 1)	(81,977)	(1,707,054)
Net increase (decrease)	(1,088,848)	$ (22,614,744)
Year ended October 31, 2020:
Shares sold	917,156	$ 17,512,908
Shares issued to shareholders in reinvestment of distributions	442,234	8,593,985
Shares redeemed	(2,960,648)	(55,532,149)
Net increase (decrease) in shares outstanding before conversion	(1,601,258)	(29,425,256)
Shares converted from Class C (See Note 1)	(33,696)	(627,959)
Net increase (decrease)	(1,634,954)	$ (30,053,215)

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	2,422,142	$ 50,396,589
Shares issued to shareholders in reinvestment of distributions	315,178	6,536,436
Shares redeemed	(3,157,265)	(65,317,248)
Net increase (decrease) in shares outstanding before conversion	(419,945)	(8,384,223)
Shares converted into Class I (See Note 1)	9,192	193,406
Net increase (decrease)	(410,753)	$ (8,190,817)
Year ended October 31, 2020:
Shares sold	8,019,937	$ 150,877,719
Shares issued to shareholders in reinvestment of distributions	1,292,612	25,075,976
Shares redeemed	(9,493,240)	(176,280,540)
Net increase (decrease) in shares outstanding before conversion	(180,691)	(326,845)
Shares converted into Class I (See Note 1)	14,271	262,557
Net increase (decrease)	(166,420)	$ (64,288)

Class R2	Shares	Amount
Period ended April 30, 2021:
Shares sold	7,649	$ 157,388
Shares issued to shareholders in reinvestment of distributions	907	18,588
Shares redeemed	(19,990)	(415,591)
Net increase (decrease)	(11,434)	$ (239,615)
Year ended October 31, 2020:
Shares sold	39,504	$ 733,426
Shares issued to shareholders in reinvestment of distributions	3,946	75,822
Shares redeemed	(6,397)	(122,183)
Net increase (decrease)	37,053	$ 687,065

Class R3	Shares	Amount
Period ended April 30, 2021:
Shares sold	39,858	$ 799,445
Shares issued to shareholders in reinvestment of distributions	1,194	24,509
Shares redeemed	(12,476)	(256,504)
Net increase (decrease)	28,576	$ 567,450
Year ended October 31, 2020:
Shares sold	36,748	$ 715,768
Shares issued to shareholders in reinvestment of distributions	2,565	49,126
Shares redeemed	(4,574)	(86,605)
Net increase (decrease)	34,739	$ 678,289

Class R6	Shares	Amount
Period ended April 30, 2021:
Shares sold	290,371	$ 6,048,622
Shares issued to shareholders in reinvestment of distributions	77,885	1,615,793
Shares redeemed	(339,234)	(7,025,348)
Net increase (decrease)	29,022	$ 639,067
Year ended October 31, 2020:
Shares sold	393,526	$ 7,405,905
Shares issued to shareholders in reinvestment of distributions	320,653	6,219,744
Shares redeemed	(888,573)	(16,655,511)
Net increase (decrease) in shares outstanding before conversion	(174,394)	(3,029,862)
Shares converted from Class R6 (See Note 1)	(1,261)	(25,357)
Net increase (decrease)	(175,655)	$ (3,055,219)

SIMPLE Class	Shares	Amount
Period ended April 30, 2021:
Shares issued to shareholders in reinvestment of distributions	17	$ 343
Net increase (decrease)	17	$ 343
Year ended October 31, 2020:(a)
Shares sold	1,293	$ 25,000
Shares issued to shareholders in reinvestment of distributions	4	72
Net increase (decrease)	1,297	$ 25,072

(a)	The inception date of the class was August 31, 2020.
Note 10–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective
55

Notes to Financial Statements (Unaudited) (continued)
through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
56	MainStay Income Builder Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Income Builder Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of Epoch Investment Partners, Inc. (“Epoch”) and MacKay Shields LLC (“MacKay”) with respect to the Fund (collectively, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments, Epoch and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, Epoch and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments, Epoch and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments, Epoch and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent
Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments, Epoch and MacKay ; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments, Epoch and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments, Epoch and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments, Epoch and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments, Epoch and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each

57

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited) (continued)
Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments, Epoch and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of Epoch and MacKay, making recommendations to the Board as to whether the Subadvisory Agreements should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Epoch and MacKay and ongoing analysis of, and interactions with, Epoch and MacKay with respect to, among other things, the Fund’s investment performance and risks as well as Epoch’s and MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund.
In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that Epoch and MacKay provide to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated Epoch’s and MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and Epoch’s and MacKay’s track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch and MacKay and New York Life Investments’, Epoch’s and MacKay’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments, Epoch and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed Epoch’s and MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments, Epoch and MacKay to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

58	MainStay Income Builder Fund

Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to Epoch and MacKay as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, Epoch or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments, Epoch and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, and Epoch due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate. The Board considered that Epoch’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Fund, and the relevance of Epoch’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments, Epoch and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, and Epoch the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board also considered the financial resources of New York Life Investments, Epoch and MacKay and acknowledged that New York Life Investments, Epoch and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, Epoch and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
59

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited) (continued)
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to Epoch and MacKay are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, Epoch and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.

60	MainStay Income Builder Fund

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
61

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of The MainStay Funds (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisors, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
62	MainStay Income Builder Fund

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1738551MS071-21	MSIB10-06/21
(NYLIM) NL216

MainStay MacKay Convertible Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	1/3/1995	17.80%	41.79%	14.37%	9.67%	0.96%
		Excluding sales charges		24.66	50.04	15.67	10.29	0.96
Investor Class Shares[2]	Maximum 5% Initial Sales Charge	With sales charges	2/28/2008	18.28	41.55	14.16	9.47	1.16
		Excluding sales charges		24.50	49.79	15.46	10.09	1.16
Class B Shares[3]	Maximum 5% CDSC	With sales charges	5/1/1986	19.04	43.64	14.37	9.27	1.91
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		24.04	48.64	14.60	9.27	1.91
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	23.08	47.64	14.61	9.27	1.91
	if Redeemed Within One Year of Purchase	Excluding sales charges		24.08	48.64	14.61	9.27	1.91
Class I Shares	No Sales Charge		11/28/2008	24.84	50.52	16.06	10.62	0.71

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
ICE BofA U.S. Convertible Index[1]	27.33%	60.79%	19.06%	12.43%
Morningstar Convertibles Category Average[2]	21.42	48.71	15.66	9.59

1.	The ICE BofA U.S. Convertible Index is the Fund’s primary broad–based securities market index for comparison purposes. The ICE BofA U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Convertibles Category Average is representative of funds that are designed to offer some of the capital-appreciation potential of stock portfolios while also supplying some of the safety and yield of bond portfolios. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Convertible Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Convertible Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,246.60	$ 5.12	$1,020.23	$4.61	0.92%
Investor Class Shares	$1,000.00	$1,245.00	$ 6.29	$1,019.19	$5.66	1.13%
Class B Shares	$1,000.00	$1,240.40	$10.44	$1,015.47	$9.39	1.88%
Class C Shares	$1,000.00	$1,240.80	$10.45	$1,015.47	$9.39	1.88%
Class I Shares	$1,000.00	$1,248.40	$ 3.40	$1,021.77	$3.06	0.61%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2021 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings or Issuers Held as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	Anthem, Inc., 2.75%, due 10/15/42
2.	Danaher Corp.
3.	NICE Ltd., (zero coupon), due 9/15/25
4.	Southwest Airlines Co., 1.25%, due 5/1/25
5.	Microchip Technology, Inc., 1.625%, due 2/15/25–2/15/27
6.	Pioneer Natural Resources Co., 0.25%, due 5/15/25
7.	Lumentum Holdings, Inc., 0.25%, due 3/15/24
8.	Chart Industries, Inc., 1.00%, due 11/15/24
9.	Bank of America Corp.
10.	Teladoc Health, Inc., 1.25%, due 6/1/27

8	MainStay MacKay Convertible Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Convertible Fund perform relative to its benchmark and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay MacKay Convertible Fund returned 24.84%, underperforming the 27.33% return of the Fund’s primary benchmark, the ICE BofA U.S. Convertible Index (the "Index"). Over the same period, Class I shares outperformed the 21.42% return of the Morningstar Convertibles Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund underperformed the ICE BofA U.S. Convertible Index due to the Fund’s underweight exposure to the consumer discretionary sector, which accounted for more than 100% of the Fund’s underperformance versus the benchmark. The Fund’s underweight exposure to the convertible bonds of electric car maker Tesla was the cause of this relative underperformance. For much of the reporting period, Tesla was the largest constituent in the Index and was the Index’s best performing security. The Fund did benefit from several strong performers in the health care, industrials and energy sectors, but not enough to offset the impact of underweight exposure to Tesla.
During the reporting period, were there any market events that materially impacted the Fund's performance or liquidity?
Market events that affected the Fund’s performance included investor fervor for companies that could produce top-line growth during a very low interest rate environment, as well as investor fervor for speculative securities. As a result, emerging technologies such as alternative energy, electric vehicles, and internet and software sectors outperformed more traditional sectors such as health care, energy and utilities.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Relative to the ICE BofA U.S. Convertible Index, the sectors making the strongest positive contributions to the Fund’s performance were industrials and financials. (Contributions take weightings and total returns into account.) In the industrials sector, the Fund saw relative gains from its large holding of industrial equipment maker Chart Industries, which benefited from the switch to cleaner fuels such as natural gas and hydrogen. In the financials sector, which underperformed the broader U.S. convertible market during the reporting period, the Fund’s underweight exposure contributed positively to relative returns.
During the same period, the most significant detractors from the Fund’s relative performance included the consumer discretionary, information technology and materials sectors. As mentioned above, underweight exposure to Tesla in the consumer discretionary sector dictated the Fund’s relative performance due to the strong performance of Tesla stock and its very large benchmark weighting. In information technology, poor performance from two of the Fund’s largest holdings—optical communications equipment Lumentum and enterprise software solutions provider NICE Systems—undermined relative returns. In materials, the Fund’s lack of exposure resulted in some relative underperformance as soaring metals prices led several benchmark names to outperform.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The Fund’s three best-performing individual holdings included the convertible bonds of Tesla and Chart Industries, both mentioned above, and the convertible bonds of health care plan provider Anthem. The convertible bonds of Tesla rose steeply during the reporting period, as investors became captivated by the company’s sharp increase in sales of electric vehicles, four consecutive profitable quarters and subsequent addition to the S&P 500® Index in December 2020. Chart Industries quarterly earnings exceeded investor expectations, and the company was seen as a beneficiary of the shift to cleaner burning fuels such as natural gas and hydrogen. The convertible bonds of Anthem climbed to a new record high as the company continued to report strong quarterly earnings and as investor sentiment shifted to favor more valued-oriented stocks.
Given the broad and sharp rally in the convertible market, there were very few holdings that declined in value during the reporting period. The Fund’s two weakest individual holdings were the convertible bonds of software company Splunk and financial services company LendingTree. Of the two, only Splunk had a material impact on the Fund’s absolute performance. Splunk declined after the company reported two quarters of disappointing billings growth. LendingTree declined after reporting that growth in the mortgage lending business was offset by declines on the consumer lending side.
What were some of the Fund’s largest purchases and sales during the reporting period?
Notable purchases during the reporting period included convertible bonds from resort and ski area operator Vail Resorts, vehicle maker Ford Motor, and oilfield equipment and services provider Oil States International. The Fund initiated a position in the convertible bonds of Vail Resorts in light of the company’s strong and growing fundamental business, solid management team and record of generating significant free cash flow during a

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

normalized operating environment. The Fund initiated a position in the convertible bonds of Ford Motor as we believed that Ford’s common shares were undervalued based on the company’s solid free cash flow generation. The Fund exchanged its holding of Oil States International convertible bonds for a new issue sold by the company that offered a higher coupon rate and greater equity sensitivity. We believed that Oil States International common shares were undervalued based on an expected recovery in oilfield activity as a result of higher commodity prices.
During the same period, the Fund sold several securities that rose to levels that we did not believe were supported by fundamentals and valuation. Specifically, the Fund sold all of its holdings of Tesla, and trimmed its holdings of online retailer Etsy, cloud-based software platform Wix.com, virtual health care provider Teladoc Health and Chart Industries.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, the Fund increased its exposure to the utilities, energy and consumer staples sectors. During the same period, the Fund reduced its exposure to the materials, health care and information technology sectors.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, the Fund held overweight exposure to the health care, information technology, industrials and energy sectors. As of the same date, the Fund held underweight exposure to the financials, real estate, utilities, communication services, materials and consumer discretionary sectors, and held market weight exposure to the consumer staples sector.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay Convertible Fund

Portfolio of Investments April 30, 2021† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 0.7%
Corporate Bonds 0.7%
Biotechnology 0.6%
Bridgebio Pharma, Inc.
2.50%, due 3/15/27	$ 6,975,000	$ 10,733,130
Oil & Gas Services 0.1%
Weatherford International Ltd.
11.00%, due 12/1/24 (a)(b)	1,970,000	1,945,375
Total Corporate Bonds (Cost $32,375,044)		12,678,505
Total Long-Term Bonds (Cost $32,375,044)		12,678,505
Convertible Securities 92.3%
Convertible Bonds 82.8%
Airlines 3.5%
American Airlines Group, Inc.
6.50%, due 7/1/25	7,040,000	11,228,800
JetBlue Airways Corp.
0.50%, due 4/1/26 (a)	4,632,000	5,083,620
Southwest Airlines Co.
1.25%, due 5/1/25	27,566,000	47,999,297
Spirit Airlines, Inc.
1.00%, due 5/15/26	3,315,000	3,418,268
		67,729,985
Auto Manufacturers 0.8%
Ford Motor Co.
(zero coupon), due 3/15/26 (a)	16,225,000	16,103,312
Biotechnology 5.5%
Apellis Pharmaceuticals, Inc.
3.50%, due 9/15/26	7,350,000	11,512,305
BioMarin Pharmaceutical, Inc.
0.599%, due 8/1/24	28,812,000	29,388,240
Exact Sciences Corp.
0.375%, due 3/1/28	22,800,000	29,155,500
Guardant Health, Inc.
(zero coupon), due 11/15/27 (a)	7,026,000	9,243,581
Halozyme Therapeutics, Inc.
0.25%, due 3/1/27 (a)	3,556,000	3,440,430
Illumina, Inc.
(zero coupon), due 8/15/23 (b)	12,566,000	15,126,323
Ionis Pharmaceuticals, Inc.
(zero coupon), due 4/1/26 (a)	9,349,000	9,490,121
		107,356,500
	Principal Amount	Value

Building Materials 1.1%
Patrick Industries, Inc.
1.00%, due 2/1/23	$ 17,232,000	$ 21,033,810
Commercial Services 3.3%
Alarm.com Holdings, Inc.
(zero coupon), due 1/15/26 (a)	3,775,000	3,539,063
Chegg, Inc.
(zero coupon), due 9/1/26 (a)	8,817,000	9,729,560
Euronet Worldwide, Inc.
0.75%, due 3/15/49 (b)	11,900,000	13,618,063
Repay Holdings Corp.
(zero coupon), due 2/1/26 (a)	2,525,000	2,453,984
Sabre GLBL, Inc.
4.00%, due 4/15/25	1,835,000	3,873,685
Shift4 Payments, Inc.
(zero coupon), due 12/15/25 (a)	3,720,000	5,240,736
Square, Inc.
0.125%, due 3/1/25	7,055,000	14,656,762
0.25%, due 11/1/27 (a)	855,000	1,008,900
0.50%, due 5/15/23	3,016,000	9,511,239
		63,631,992
Computers 2.7%
Lumentum Holdings, Inc.
0.25%, due 3/15/24	25,786,000	38,593,666
Parsons Corp.
0.25%, due 8/15/25 (a)	4,641,000	5,325,547
Zscaler, Inc.
0.125%, due 7/1/25 (a)	5,870,000	8,306,050
		52,225,263
Diversified Financial Services 0.2%
LendingTree, Inc.
0.625%, due 6/1/22	4,144,000	4,866,610
Electric 1.0%
NRG Energy, Inc.
2.75%, due 6/1/48	16,385,000	18,576,494
Energy-Alternate Sources 1.9%
Enphase Energy, Inc.
(zero coupon), due 3/1/26 (a)	9,485,000	8,636,093
NextEra Energy Partners LP
(zero coupon), due 11/15/25 (a)	9,417,000	10,071,481
SolarEdge Technologies, Inc.
(zero coupon), due 9/15/25 (a)	14,777,000	17,931,889
		36,639,463

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Convertible Bonds (continued)
Entertainment 1.9%
Live Nation Entertainment, Inc.
2.50%, due 3/15/23	$ 6,833,000	$ 9,220,450
Marriott Vacations Worldwide Corp.
(zero coupon), due 1/15/26 (a)	3,110,000	3,693,125
Vail Resorts, Inc.
(zero coupon), due 1/1/26 (a)	22,830,000	24,328,219
		37,241,794
Food 0.5%
Chefs' Warehouse, Inc. (The)
1.875%, due 12/1/24	8,676,000	8,920,013
Healthcare-Products 3.3%
Cantel Medical Corp.
3.25%, due 5/15/25 (a)	4,372,000	9,550,087
CONMED Corp.
2.625%, due 2/1/24	14,746,000	24,414,582
Haemonetics Corp.
(zero coupon), due 3/1/26 (a)	4,672,000	3,883,970
Integra LifeSciences Holdings Corp.
0.50%, due 8/15/25	6,602,000	7,633,893
NuVasive, Inc.
0.375%, due 3/15/25	8,085,000	8,433,666
Omnicell, Inc.
0.25%, due 9/15/25 (a)	2,760,000	4,311,120
SmileDirectClub, Inc.
(zero coupon), due 2/1/26 (a)	5,700,000	5,012,437
		63,239,755
Healthcare-Services 4.9%
Anthem, Inc.
2.75%, due 10/15/42	11,746,000	62,305,483
Teladoc Health, Inc.
1.25%, due 6/1/27 (a)	29,441,000	33,065,923
		95,371,406
Internet 9.8%
Booking Holdings, Inc.
0.90%, due 9/15/21	19,156,000	23,370,320
Etsy, Inc.
0.125%, due 10/1/26	11,184,000	26,184,540
Expedia Group, Inc.
(zero coupon), due 2/15/26 (a)	2,822,000	3,073,158
Match Group Financeco 2, Inc.
0.875%, due 6/15/26 (a)	12,450,000	22,993,716
Match Group Financeco, Inc.
0.875%, due 10/1/22 (a)	2,000	7,086
	Principal Amount	Value

Internet (continued)
Okta, Inc.
0.125%, due 9/1/25	$ 5,611,000	$ 8,665,488
Palo Alto Networks, Inc.
0.375%, due 6/1/25 (a)	9,385,000	12,261,503
0.75%, due 7/1/23	13,659,000	19,259,190
Q2 Holdings, Inc.
0.75%, due 6/1/26	4,395,000	5,826,122
Shopify, Inc.
0.125%, due 11/1/25 (b)	16,390,000	19,288,981
Snap, Inc.
(zero coupon), due 5/1/27 (a)	4,640,000	4,770,500
Twitter, Inc.
(zero coupon), due 3/15/26 (a)	7,010,000	6,409,175
Uber Technologies, Inc.
(zero coupon), due 12/15/25 (a)	4,665,000	4,917,037
Wix.com Ltd.
(zero coupon), due 7/1/23	9,213,000	20,786,831
Zendesk, Inc.
0.625%, due 6/15/25 (a)	8,790,000	12,943,275
		190,756,922
Leisure Time 2.1%
Carnival Corp.
5.75%, due 4/1/23	6,302,000	18,600,529
NCL Corp. Ltd. (a)
5.375%, due 8/1/25	4,670,000	8,863,660
6.00%, due 5/15/24	2,849,000	6,971,147
Royal Caribbean Cruises Ltd.
4.25%, due 6/15/23 (a)	5,055,000	7,119,968
		41,555,304
Machinery-Diversified 1.9%
Chart Industries, Inc.
1.00%, due 11/15/24 (a)	13,592,000	37,760,275
Media 3.5%
Cable One, Inc.
1.125%, due 3/15/28 (a)	11,860,000	11,782,585
DISH Network Corp.
(zero coupon), due 12/15/25 (a)	23,010,000	28,233,270
Liberty Media Corp.
1.375%, due 10/15/23	11,345,000	14,818,699
Liberty Media Corp-Liberty Formula One
1.00%, due 1/30/23	9,441,000	12,663,921
		67,498,475

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Convertible Fund

	Principal Amount	Value
Convertible Bonds (continued)
Oil & Gas 4.2%
Centennial Resource Production LLC
3.25%, due 4/1/28	$ 5,813,000	$ 5,733,362
Ensco Jersey Finance Ltd.
3.00%, due 1/31/24 (c)(d)	20,143,000	4,078,957
EQT Corp.
1.75%, due 5/1/26 (a)	21,040,000	31,284,376
Pioneer Natural Resources Co.
0.25%, due 5/15/25 (a)	26,272,000	39,985,984
		81,082,679
Oil & Gas Services 1.8%
Helix Energy Solutions Group, Inc.
6.75%, due 2/15/26	14,649,000	15,813,595
Oil States International, Inc.
1.50%, due 2/15/23	1,104,000	1,020,382
4.75%, due 4/1/26 (a)(b)	19,935,000	18,230,814
		35,064,791
Pharmaceuticals 2.4%
DexCom, Inc.
0.25%, due 11/15/25 (a)	23,353,000	23,469,765
Neurocrine Biosciences, Inc.
2.25%, due 5/15/24	10,073,000	13,334,134
Pacira BioSciences, Inc.
0.75%, due 8/1/25 (a)	7,100,000	7,907,625
2.375%, due 4/1/22	1,655,000	1,867,047
		46,578,571
Real Estate Investment Trusts 0.4%
Summit Hotel Properties, Inc.
1.50%, due 2/15/26	7,815,000	8,502,720
Retail 2.2%
American Eagle Outfitters, Inc.
3.75%, due 4/15/25 (a)	5,529,000	22,281,870
Burlington Stores, Inc.
2.25%, due 4/15/25 (a)	13,238,000	21,189,074
		43,470,944
Semiconductors 8.2%
Cree, Inc.
1.75%, due 5/1/26 (a)	2,320,000	5,087,992
Inphi Corp.
0.75%, due 4/15/25	19,787,000	29,000,322
Microchip Technology, Inc.
1.625%, due 2/15/25	8,778,000	29,142,960
1.625%, due 2/15/27	7,129,000	15,833,614
	Principal Amount	Value

Semiconductors (continued)
Micron Technology, Inc.
Series D
3.125%, due 5/1/32	$ 3,183,000	$ 27,425,683
Novellus Systems, Inc.
2.625%, due 5/15/41	1,076,000	21,241,174
ON Semiconductor Corp.
1.625%, due 10/15/23	2,305,000	4,501,953
Rambus, Inc.
1.375%, due 2/1/23	9,996,000	11,689,322
Silicon Laboratories, Inc.
0.625%, due 6/15/25 (a)	11,680,000	15,315,984
		159,239,004
Software 10.0%
Akamai Technologies, Inc.
0.375%, due 9/1/27	11,420,000	12,826,088
Atlassian, Inc.
0.625%, due 5/1/23	7,719,000	22,447,817
Bentley Systems, Inc.
0.125%, due 1/15/26 (a)	3,570,000	3,797,589
Bill.com Holdings, Inc.
(zero coupon), due 12/1/25 (a)	4,680,000	5,692,050
Coupa Software, Inc.
0.375%, due 6/15/26 (a)	6,055,000	7,008,663
Datadog, Inc.
0.125%, due 6/15/25 (a)	7,470,000	8,945,325
Envestnet, Inc.
1.75%, due 6/1/23	12,037,000	14,715,232
Everbridge, Inc.
0.125%, due 12/15/24	5,415,000	7,310,250
Five9, Inc.
0.50%, due 6/1/25 (a)	4,675,000	7,122,037
J2 Global, Inc.
1.75%, due 11/1/26 (a)	5,220,000	6,133,500
MongoDB, Inc.
0.25%, due 1/15/26	7,075,000	10,992,781
RingCentral, Inc.
(zero coupon), due 3/1/25	21,079,000	23,972,894
Slack Technologies, Inc.
0.50%, due 4/15/25	6,747,000	9,837,969
Splunk, Inc.
0.50%, due 9/15/23	12,142,000	13,500,386
Twilio, Inc.
0.25%, due 6/1/23	3,269,000	16,974,282
Workday, Inc.
0.25%, due 10/1/22	7,982,000	13,624,476
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Convertible Bonds (continued)
Software (continued)
Zynga, Inc.
(zero coupon), due 12/15/26 (a)	$ 8,635,000	$ 9,379,769
		194,281,108
Telecommunications 4.7%
Infinera Corp.
2.50%, due 3/1/27 (b)	7,050,000	9,954,311
InterDigital, Inc.
2.00%, due 6/1/24	4,500,000	4,913,187
NICE Ltd.
(zero coupon), due 9/15/25 (a)(b)	46,000,000	48,833,176
Viavi Solutions, Inc.
1.00%, due 3/1/24	14,679,000	19,770,778
Vonage Holdings Corp.
1.75%, due 6/1/24	8,091,000	8,858,773
		92,330,225
Transportation 0.8%
Atlas Air Worldwide Holdings, Inc.
2.25%, due 6/1/22	13,687,000	15,073,493
Trucking & Leasing 0.2%
Greenbrier Cos., Inc. (The)
2.875%, due 4/15/28 (a)	3,245,000	3,537,050
Total Convertible Bonds (Cost $1,220,068,730)		1,609,667,958

	Shares
Convertible Preferred Stocks 9.5%
Banks 1.7%
Bank of America Corp.
Series L
7.25% (e)	12,072	17,093,710
Wells Fargo & Co.
Series L
7.50% (b)(e)	11,552	16,563,489
		33,657,199
Capital Markets 0.7%
KKR & Co., Inc.
Series C
6.00% (b)	165,650	12,420,437
	Shares	Value

Chemicals 0.3%
Lyondellbasell Advanced Polymers, Inc.
6.00% (e)	5,832	$ 6,281,064
Electric Utilities 0.9%
PG&E Corp.
5.50%	160,900	17,761,751
Health Care Equipment & Supplies 3.3%
Becton Dickinson and Co.
Series B
6.00% (b)	86,450	4,774,633
Danaher Corp.
Series A
4.75%	34,880	59,767,229
		64,541,862
Independent Power and Renewable Electricity Producers 0.7%
AES Corp. (The)
6.875%	118,500	12,915,315
Machinery 1.2%
Stanley Black & Decker, Inc.
5.25% (b)	182,200	22,230,222
Semiconductors & Semiconductor Equipment 0.7%
Broadcom, Inc.
Series A
8.00%	9,655	13,994,440
Total Convertible Preferred Stocks (Cost $162,260,784)		183,802,290
Total Convertible Securities (Cost $1,382,329,514)		1,793,470,248
Common Stocks 1.3%
Banks 0.8%
Bank of America Corp.	398,621	16,156,109
Energy Equipment & Services 0.2%
Weatherford International plc (f)	272,914	2,892,889
Health Care Equipment & Supplies 0.3%
Teleflex, Inc.	14,082	5,949,363
Total Common Stocks (Cost $14,687,748)		24,998,361

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Convertible Fund

	Shares	Value
Short-Term Investments 6.5%
Affiliated Investment Company 4.0%
MainStay U.S. Government Liquidity Fund, 0.01% (g)	77,758,609	$ 77,758,609
Unaffiliated Investment Company 2.5%
BlackRock Liquidity FedFund, 0.05% (g)(h)	48,552,039	48,552,039
Total Short-Term Investments (Cost $126,310,648)		126,310,648
Total Investments (Cost $1,555,702,954)	100.8%	1,957,457,762
Other Assets, Less Liabilities	(0.8)	(14,575,021)
Net Assets	100.0%	$ 1,942,882,741

†	Percentages indicated are based on Fund net assets.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	All or a portion of this security was held on loan. As of April 30, 2021, the aggregate market value of securities on loan was $47,247,064. The Fund received cash collateral with a value of $48,552,039. (See Note 2(G))
(c)	Issue in default.
(d)	Issue in non-accrual status.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	Non-income producing security.
(g)	Current yield as of April 30, 2021.
(h)	Represents a security purchased with cash collateral received for securities on loan.
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 12,678,505	$ —	$ 12,678,505
Total Corporate Bonds	—	12,678,505	—	12,678,505
Convertible Securities
Convertible Bonds	—	1,609,667,958	—	1,609,667,958
Convertible Preferred Stocks	183,802,290	—	—	183,802,290
Total Convertible Securities	183,802,290	1,609,667,958	—	1,793,470,248
Common Stocks	24,998,361	—	—	24,998,361
Short-Term Investments
Affiliated Investment Company	77,758,609	—	—	77,758,609
Unaffiliated Investment Company	48,552,039	—	—	48,552,039
Total Short-Term Investments	126,310,648	—	—	126,310,648
Total Investments in Securities	$ 335,111,299	$ 1,622,346,463	$ —	$ 1,957,457,762

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $1,477,944,345) including securities on loan of $47,247,064	$1,879,699,153
Investment in affiliated investment companies, at value (identified cost $77,758,609)	77,758,609
Cash	1,497,000
Due from custodian	4,640,000
Receivables:
Investment securities sold	27,895,935
Dividends and interest	3,321,265
Fund shares sold	3,304,741
Securities lending	27,391
Other assets	83,928
Total assets	1,998,228,022
Liabilities
Cash collateral received for securities on loan	48,552,039
Payables:
Investment securities purchased	4,640,000
Manager (See Note 3)	826,297
Fund shares redeemed	562,149
Transfer agent (See Note 3)	383,941
NYLIFE Distributors (See Note 3)	241,544
Professional fees	65,555
Shareholder communication	56,610
Custodian	11,697
Accrued expenses	5,449
Total liabilities	55,345,281
Net assets	$1,942,882,741
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 796,761
Additional paid-in-capital	1,274,054,610
1,274,851,371
Total distributable earnings (loss)	668,031,370
Net assets	$1,942,882,741
Class A
Net assets applicable to outstanding shares	$852,889,824
Shares of beneficial interest outstanding	34,997,908
Net asset value per share outstanding	$ 24.37
Maximum sales charge (5.50% of offering price)	1.42
Maximum offering price per share outstanding	$ 25.79
Investor Class
Net assets applicable to outstanding shares	$ 56,643,373
Shares of beneficial interest outstanding	2,325,317
Net asset value per share outstanding	$ 24.36
Maximum sales charge (5.00% of offering price)	1.28
Maximum offering price per share outstanding	$ 25.64
Class B
Net assets applicable to outstanding shares	$ 11,348,760
Shares of beneficial interest outstanding	472,351
Net asset value and offering price per share outstanding	$ 24.03
Class C
Net assets applicable to outstanding shares	$ 57,544,608
Shares of beneficial interest outstanding	2,398,192
Net asset value and offering price per share outstanding	$ 23.99
Class I
Net assets applicable to outstanding shares	$964,456,176
Shares of beneficial interest outstanding	39,482,309
Net asset value and offering price per share outstanding	$ 24.43

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Convertible Fund

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 6,715,582
Dividends-unaffiliated	3,432,673
Securities lending	85,667
Dividends-affiliated	2,701
Total income	10,236,623
Expenses
Manager (See Note 3)	5,158,139
Distribution/Service—Class A (See Note 3)	986,415
Distribution/Service—Investor Class (See Note 3)	73,512
Distribution/Service—Class B (See Note 3)	57,549
Distribution/Service—Class C (See Note 3)	296,705
Transfer agent (See Note 3)	989,061
Professional fees	80,965
Registration	61,398
Shareholder communication	59,831
Trustees	17,533
Custodian	16,605
Insurance	5,814
Miscellaneous	25,660
Total expenses before waiver/reimbursement	7,829,187
Expense waiver/reimbursement from Manager (See Note 3)	(289,562)
Net expenses	7,539,625
Net investment income (loss)	2,696,998
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	281,071,042
Net change in unrealized appreciation (depreciation) on investments	114,420,250
Net realized and unrealized gain (loss)	395,491,292
Net increase (decrease) in net assets resulting from operations	$398,188,290
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,696,998	$ 7,023,112
Net realized gain (loss)	281,071,042	136,092,037
Net change in unrealized appreciation (depreciation)	114,420,250	126,219,090
Net increase (decrease) in net assets resulting from operations	398,188,290	269,334,239
Distributions to shareholders:
Class A	(48,475,411)	(13,476,076)
Investor Class	(4,180,115)	(1,333,183)
Class B	(728,517)	(222,915)
Class C	(3,711,276)	(1,152,529)
Class I	(63,098,839)	(21,838,382)
Total distributions to shareholders	(120,194,158)	(38,023,085)
Capital share transactions:
Net proceeds from sales of shares	202,616,135	441,125,603
Net asset value of shares issued to shareholder in reinvestment of distributions	107,060,392	34,121,687
Cost of shares redeemed	(276,435,178)	(526,300,928)
Increase (decrease) in net assets derived from capital share transactions	33,241,349	(51,053,638)
Net increase (decrease) in net assets	311,235,481	180,257,516
Net Assets
Beginning of period	1,631,647,260	1,451,389,744
End of period	$1,942,882,741	$1,631,647,260
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Convertible Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 20.90	$ 17.81	$ 17.07	$ 17.75	$ 15.72	$ 16.51
Net investment income (loss) (a)	0.02	0.06	0.12	0.15	0.19	0.20
Net realized and unrealized gain (loss) on investments	4.98	3.47	1.60	0.40	2.34	0.35
Total from investment operations	5.00	3.53	1.72	0.55	2.53	0.55
Less distributions:
From net investment income	(0.10)	(0.13)	(0.15)	(0.22)	(0.24)	(0.64)
From net realized gain on investments	(1.43)	(0.31)	(0.83)	(1.01)	(0.26)	(0.70)
Total distributions	(1.53)	(0.44)	(0.98)	(1.23)	(0.50)	(1.34)
Net asset value at end of period	$ 24.37	$ 20.90	$ 17.81	$ 17.07	$ 17.75	$ 15.72
Total investment return (b)	24.66%	20.27%	10.75%	3.28%	16.30%	3.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.18%††	0.33%	0.67%	0.87%	1.12%	1.31%
Net expenses (c)	0.92%††	0.96%	0.98%	0.98%	0.98%	1.01%
Expenses (before waiver/reimbursement) (c)	0.92%††	0.96%	0.98%	0.98%	0.99%	1.01%
Portfolio turnover rate	24%	46%	23%	43%	38%	24%
Net assets at end of period (in 000’s)	$ 852,890	$ 657,626	$ 545,605	$ 518,381	$ 482,341	$ 368,583

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 20.90	$ 17.80	$ 17.07	$ 17.75	$ 15.72	$ 16.50
Net investment income (loss) (a)	(0.00)‡	0.03	0.09	0.13	0.16	0.18
Net realized and unrealized gain (loss) on investments	4.97	3.47	1.59	0.39	2.34	0.36
Total from investment operations	4.97	3.50	1.68	0.52	2.50	0.54
Less distributions:
From net investment income	(0.08)	(0.09)	(0.12)	(0.19)	(0.21)	(0.62)
From net realized gain on investments	(1.43)	(0.31)	(0.83)	(1.01)	(0.26)	(0.70)
Total distributions	(1.51)	(0.40)	(0.95)	(1.20)	(0.47)	(1.32)
Net asset value at end of period	$ 24.36	$ 20.90	$ 17.80	$ 17.07	$ 17.75	$ 15.72
Total investment return (b)	24.50%	20.08%	10.50%	3.12%	16.11%	3.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.03)%††	0.13%	0.51%	0.72%	0.95%	1.14%
Net expenses (c)	1.13%††	1.16%	1.15%	1.13%	1.14%	1.18%
Expenses (before waiver/reimbursement) (c)	1.13%††	1.16%	1.17%	1.14%	1.15%	1.18%
Portfolio turnover rate	24%	46%	23%	43%	38%	24%
Net assets at end of period (in 000’s)	$ 56,643	$ 57,829	$ 59,242	$ 52,723	$ 56,289	$ 79,430

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class B		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 20.67	$ 17.68	$ 16.98	$ 17.67	$ 15.66	$ 16.45
Net investment income (loss) (a)	(0.09)	(0.11)	(0.04)	(0.01)	0.04	0.06
Net realized and unrealized gain (loss) on investments	4.92	3.44	1.60	0.39	2.32	0.35
Total from investment operations	4.83	3.33	1.56	0.38	2.36	0.41
Less distributions:
From net investment income	(0.04)	(0.03)	(0.03)	(0.06)	(0.09)	(0.50)
From net realized gain on investments	(1.43)	(0.31)	(0.83)	(1.01)	(0.26)	(0.70)
Total distributions	(1.47)	(0.34)	(0.86)	(1.07)	(0.35)	(1.20)
Net asset value at end of period	$ 24.03	$ 20.67	$ 17.68	$ 16.98	$ 17.67	$ 15.66
Total investment return (b)	24.04%	19.15%	9.76%	2.35%	15.21%	2.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.78)%††	(0.61)%	(0.23)%	(0.03)%	0.21%	0.39%
Net expenses (c)	1.88%††	1.91%	1.90%	1.88%	1.89%	1.93%
Expenses (before waiver/reimbursement) (c)	1.88%††	1.91%	1.92%	1.89%	1.90%	1.93%
Portfolio turnover rate	24%	46%	23%	43%	38%	24%
Net assets at end of period (in 000’s)	$ 11,349	$ 10,454	$ 11,786	$ 15,051	$ 19,290	$ 21,436

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 20.64	$ 17.65	$ 16.96	$ 17.65	$ 15.64	$ 16.43
Net investment income (loss) (a)	(0.09)	(0.11)	(0.04)	(0.00)‡	0.04	0.06
Net realized and unrealized gain (loss) on investments	4.91	3.44	1.59	0.38	2.32	0.35
Total from investment operations	4.82	3.33	1.55	0.38	2.36	0.41
Less distributions:
From net investment income	(0.04)	(0.03)	(0.03)	(0.06)	(0.09)	(0.50)
From net realized gain on investments	(1.43)	(0.31)	(0.83)	(1.01)	(0.26)	(0.70)
Total distributions	(1.47)	(0.34)	(0.86)	(1.07)	(0.35)	(1.20)
Net asset value at end of period	$ 23.99	$ 20.64	$ 17.65	$ 16.96	$ 17.65	$ 15.64
Total investment return (b)	24.08%	19.18%	9.71%	2.35%	15.23%	2.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.79)%††	(0.61)%	(0.23)%	(0.03)%	0.21%	0.39%
Net expenses (c)	1.88%††	1.91%	1.90%	1.88%	1.89%	1.93%
Expenses (before waiver/reimbursement) (c)	1.88%††	1.91%	1.92%	1.89%	1.90%	1.93%
Portfolio turnover rate	24%	46%	23%	43%	38%	24%
Net assets at end of period (in 000’s)	$ 57,545	$ 52,999	$ 60,891	$ 80,830	$ 82,335	$ 76,501

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Convertible Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 20.95	$ 17.85	$ 17.11	$ 17.79	$ 15.75	$ 16.54
Net investment income (loss) (a)	0.06	0.13	0.18	0.22	0.25	0.24
Net realized and unrealized gain (loss) on investments	4.99	3.48	1.60	0.39	2.34	0.35
Total from investment operations	5.05	3.61	1.78	0.61	2.59	0.59
Less distributions:
From net investment income	(0.14)	(0.20)	(0.21)	(0.28)	(0.29)	(0.68)
From net realized gain on investments	(1.43)	(0.31)	(0.83)	(1.01)	(0.26)	(0.70)
Total distributions	(1.57)	(0.51)	(1.04)	(1.29)	(0.55)	(1.38)
Net asset value at end of period	$ 24.43	$ 20.95	$ 17.85	$ 17.11	$ 17.79	$ 15.75
Total investment return (b)	24.84%	20.71%	11.14%	3.65%	16.69%	3.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.48%††	0.68%	1.04%	1.25%	1.45%	1.56%
Net expenses (c)	0.61%††	0.61%	0.61%	0.61%	0.64%	0.76%
Expenses (before waiver/reimbursement) (c)	0.67%††	0.71%	0.73%	0.73%	0.74%	0.76%
Portfolio turnover rate	24%	46%	23%	43%	38%	24%
Net assets at end of period (in 000’s)	$ 964,456	$ 852,739	$ 773,865	$ 683,594	$ 562,526	$ 252,852

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay Convertible Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	May 1, 1986
Class C	September 1, 1998
Class I	November 28, 2008
Class R6	N/A*
SIMPLE Class	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 and SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek capital appreciation together with current income.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes

22	MainStay MacKay Convertible Fund

exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited
23

Notes to Financial Statements (Unaudited) (continued)
trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of

24	MainStay MacKay Convertible Fund

shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(H) Debt and Convertible Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for
25

Notes to Financial Statements (Unaudited) (continued)
the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $2 billion; and 0.49% in excess of $2 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2021, the effective management fee rate was 0.55%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class I shares do not exceed 0.61% of the Fund's average net assets. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $5,158,139 and waived fees and/or reimbursed expenses in the amount of $289,562 and paid the Subadvisor fees in the amount of $2,383,636.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2021, were $103,528 and $9,407, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2021, of $889, $1,713 and $915, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Fund and

26	MainStay MacKay Convertible Fund

any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$358,988	$—
Investor Class	89,145	—
Class B	17,452	—
Class C	89,984	—
Class I	433,492	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 60,631	$ 333,279	$ (316,151)	$ —	$ —	$ 77,759	$ 3	$ —	77,759

Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$1,569,764,782	$443,284,197	$(55,591,217)	$387,692,980
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$12,864,160
Long-Term Capital Gains	25,158,925
Total	$38,023,085
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $1,835 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
27

Notes to Financial Statements (Unaudited) (continued)
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of securities, other than short-term securities, were $426,328 and $545,542, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	3,228,521	$ 76,218,612
Shares issued to shareholders in reinvestment of distributions	2,104,575	46,614,503
Shares redeemed	(2,566,283)	(60,152,880)
Net increase (decrease) in shares outstanding before conversion	2,766,813	62,680,235
Shares converted into Class A (See Note 1)	787,251	18,114,798
Shares converted from Class A (See Note 1)	(15,554)	(371,916)
Net increase (decrease)	3,538,510	$ 80,423,117
Year ended October 31, 2020:
Shares sold	4,824,291	$ 91,966,797
Shares issued to shareholders in reinvestment of distributions	740,743	13,145,043
Shares redeemed	(5,573,401)	(102,784,136)
Net increase (decrease) in shares outstanding before conversion	(8,367)	2,327,704
Shares converted into Class A (See Note 1)	880,877	16,956,773
Shares converted from Class A (See Note 1)	(53,288)	(999,795)
Net increase (decrease)	819,222	$ 18,284,682

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	130,929	$ 3,081,047
Shares issued to shareholders in reinvestment of distributions	188,062	4,163,693
Shares redeemed	(125,081)	(2,941,941)
Net increase (decrease) in shares outstanding before conversion	193,910	4,302,799
Shares converted into Investor Class (See Note 1)	38,903	936,166
Shares converted from Investor Class (See Note 1)	(674,566)	(15,468,491)
Net increase (decrease)	(441,753)	$ (10,229,526)
Year ended October 31, 2020:
Shares sold	437,729	$ 8,173,460
Shares issued to shareholders in reinvestment of distributions	74,975	1,326,608
Shares redeemed	(338,316)	(6,247,912)
Net increase (decrease) in shares outstanding before conversion	174,388	3,252,156
Shares converted into Investor Class (See Note 1)	61,840	1,123,928
Shares converted from Investor Class (See Note 1)	(796,900)	(15,363,947)
Net increase (decrease)	(560,672)	$ (10,987,863)

Class B	Shares	Amount
Period ended April 30, 2021:
Shares sold	13,869	$ 319,972
Shares issued to shareholders in reinvestment of distributions	31,173	683,004
Shares redeemed	(37,070)	(863,797)
Net increase (decrease) in shares outstanding before conversion	7,972	139,179
Shares converted from Class B (See Note 1)	(41,451)	(960,068)
Net increase (decrease)	(33,479)	$ (820,889)
Year ended October 31, 2020:
Shares sold	28,921	$ 552,676
Shares issued to shareholders in reinvestment of distributions	11,800	208,506
Shares redeemed	(110,550)	(2,042,015)
Net increase (decrease) in shares outstanding before conversion	(69,829)	(1,280,833)
Shares converted from Class B (See Note 1)	(91,151)	(1,666,664)
Net increase (decrease)	(160,980)	$ (2,947,497)

28	MainStay MacKay Convertible Fund

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	251,524	$ 5,820,265
Shares issued to shareholders in reinvestment of distributions	162,888	3,564,001
Shares redeemed	(471,397)	(10,929,466)
Net increase (decrease) in shares outstanding before conversion	(56,985)	(1,545,200)
Shares converted from Class C (See Note 1)	(112,395)	(2,622,739)
Net increase (decrease)	(169,380)	$ (4,167,939)
Year ended October 31, 2020:
Shares sold	464,089	$ 8,568,551
Shares issued to shareholders in reinvestment of distributions	54,069	954,315
Shares redeemed	(1,360,299)	(25,010,993)
Net increase (decrease) in shares outstanding before conversion	(842,141)	(15,488,127)
Shares converted from Class C (See Note 1)	(39,567)	(762,500)
Net increase (decrease)	(881,708)	$ (16,250,627)

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	4,972,950	$ 117,176,239
Shares issued to shareholders in reinvestment of distributions	2,343,368	52,035,191
Shares redeemed	(8,552,541)	(201,547,094)
Net increase (decrease) in shares outstanding before conversion	(1,236,223)	(32,335,664)
Shares converted into Class I (See Note 1)	15,524	372,250
Net increase (decrease)	(1,220,699)	$ (31,963,414)
Year ended October 31, 2020:
Shares sold	17,361,683	$ 331,864,119
Shares issued to shareholders in reinvestment of distributions	1,037,248	18,487,215
Shares redeemed	(21,094,224)	(390,215,872)
Net increase (decrease) in shares outstanding before conversion	(2,695,293)	(39,864,538)
Shares converted into Class I (See Note 1)	36,723	712,205
Net increase (decrease)	(2,658,570)	$ (39,152,333)
Note 10–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay Convertible Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent
Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio manager of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business

30	MainStay MacKay Convertible Fund

judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund.
In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and MacKay to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio manager and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

32	MainStay MacKay Convertible Fund

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
34	MainStay MacKay Convertible Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of The MainStay Funds (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
35

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
36	MainStay MacKay Convertible Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1737258MS071-21	MSC10-06/21
(NYLIM) NL210

MainStay MacKay High Yield Corporate Bond Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date	Six Months	One Year or Since Inception	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	1/3/1995	2.26%	12.15%	5.62%	5.37%	0.99%
		Excluding sales charges		7.08	17.43	6.60	5.85	0.99
Investor Class Shares[2]	Maximum 4% Initial Sales Charge	With sales charges	2/28/2008	2.72	11.99	5.54	5.31	1.08
		Excluding sales charges		7.00	17.26	6.52	5.79	1.08
Class B Shares[3]	Maximum 5% CDSC	With sales charges	5/1/1986	1.67	11.30	5.41	4.99	1.83
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		6.67	16.30	5.74	4.99	1.83
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	5.66	15.51	5.73	5.01	1.83
	if Redeemed Within One Year of Purchase	Excluding sales charges		6.66	16.51	5.73	5.01	1.83
Class I Shares	No Sales Charge		1/2/2004	7.22	17.75	6.84	6.10	0.74
Class R1 Shares	No Sales Charge		6/29/2012	7.17	17.66	6.74	5.95	0.84
Class R2 Shares	No Sales Charge		5/1/2008	7.03	17.33	6.50	5.74	1.09
Class R3 Shares	No Sales Charge		2/29/2016	6.91	16.82	6.21	7.45	1.34
Class R6 Shares	No Sales Charge		6/17/2013	7.31	17.95	7.01	5.69	0.60
SIMPLE Class Shares	No Sales Charge		8/31/2020	6.87	6.10	N/A	N/A	1.33

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 4.5%, which is reflected in the average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
ICE BofA U.S. High Yield Constrained Index[1]	8.13%	20.01%	7.31%	6.26%
Morningstar High Yield Bond Category Average[2]	7.92	18.47	6.04	5.05

1.	The ICE BofA U.S. High Yield Constrained Index is the Fund’s primary broad-based securities market index for comparison purposes. The ICE BofA U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay High Yield Corporate Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay High Yield Corporate Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,070.80	$4.88	$1,020.08	$4.76	0.95%
Investor Class Shares	$1,000.00	$1,070.00	$5.44	$1,019.54	$5.31	1.06%
Class B Shares	$1,000.00	$1,066.70	$9.27	$1,015.82	$9.05	1.81%
Class C Shares	$1,000.00	$1,066.60	$9.27	$1,015.82	$9.05	1.81%
Class I Shares	$1,000.00	$1,072.20	$3.60	$1,021.32	$3.51	0.70%
Class R1 Shares	$1,000.00	$1,071.70	$4.11	$1,020.83	$4.01	0.80%
Class R2 Shares	$1,000.00	$1,070.30	$5.39	$1,019.59	$5.26	1.05%
Class R3 Shares	$1,000.00	$1,069.10	$6.67	$1,018.35	$6.51	1.30%
Class R6 Shares	$1,000.00	$1,073.10	$2.93	$1,021.97	$2.86	0.57%
SIMPLE Class Shares	$1,000.00	$1,068.70	$6.72	$1,018.30	$6.56	1.31%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2021 (Unaudited)
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Issuers Held as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	CCO Holdings LLC, 4.25%-5.875%, due 2/15/26–5/1/32
2.	HCA, Inc., 3.50%-8.36%, due 5/1/23–11/6/33
3.	T-Mobile US, Inc., 2.625%-6.00%, due 4/15/22–4/15/50
4.	MSCI, Inc., 3.625%-5.375%, due 5/15/27–11/1/31
5.	Carnival Corp., 5.75%-11.50%, due 4/1/23–8/1/27
6.	MGM Growth Properties Operating Partnership LP, 3.875%-5.75%, due 5/1/24–2/15/29
7.	TransDigm, Inc., 4.625%-8.00%, due 5/15/25–5/1/29
8.	Netflix, Inc., 3.625%-5.875%, due 2/15/22–6/15/30
9.	Occidental Petroleum Corp., 2.70%-7.15%, due 2/15/23–9/15/36
10.	Sprint Capital Corp., 6.875%, due 11/15/28

8	MainStay MacKay High Yield Corporate Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay High Yield Corporate Bond Fund perform relative to its benchmark and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay MacKay High Yield Corporate Bond Fund returned 7.22%, underperforming the 8.13% return of the Fund’s primary benchmark, the ICE BofA U.S. High Yield Constrained Index. Over the same period, Class I shares also underperformed the 7.92% return of the Morningstar High Yield Bond Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, the Fund and the high-yield market as a whole, produced strong returns as positive news surrounding vaccine efficacy, coupled with the ongoing investor demand for yield, drove risk assets higher. By the end of the reporting period, spreads2 were below 350 basis points, tighter than in January 2020 prior to the pandemic. (A basis point is one one-hundredth of a percentage point.) The new issue market remained very strong, with the vast majority of issuance being refinancing. In calendar year 2020, close to $450 billion in new issuance came to market, followed by an additional $150 billion in the first quarter of 2021, both records for the market.
The Fund’s relative returns trailed the return of the ICE BofA U.S. High Yield Constrained Index largely due to a strong rally in lower-quality credits that gained momentum in the fourth quarter of 2020 and continued into 2021. While the Fund’s holdings among CCC-rated3 credits performed well on both an absolute and relative basis, underweight exposure to this ratings group detracted from relative returns.
What was the Fund’s duration4 strategy during the reporting period?
The Fund’s duration is the result of our bottom-up fundamental analysis and is a residual of the investment process. The Fund’s modified duration to worst5 of 2.99% was lower than that of the ICE BofA U.S. High Yield Constrained Index throughout the reporting period.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Security selection in the energy, services and media sectors made the strongest positive contributions to the Fund’s returns relative to the ICE BofA U.S. High Yield Constrained Index. (Contributions take weightings and total returns into account.) Conversely, security selection in the leisure, real estate and health care sectors detracted from relative returns.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, we selectively trimmed the Fund’s positions in “fallen angels” (credits downgraded from investment grade to high yield) that were purchased at the height of the pandemic and subsequently recovered nicely. Toward the end of the reporting period, the Fund purchased new issues in toy manufacturer Mattel and energy producer New Fortress Energy.
How did the Fund’s sector weightings change during the reporting period?
There were no material changes to the Fund’s sector weightings during the reporting period. On the margin, we did add to the Fund’s holdings in the health care and services sectors while moderately trimming exposure to the consumer goods and telecommunications sectors.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, relative to the ICE BofA U.S. High Yield Constrained Index, the Fund held underweight exposure to CCC-rated bonds and overweight exposure to higher-quality issuers. Across industries, the Fund held overweight exposure to the energy and basic industry sectors, and underweight exposure to the consumer goods and telecommunications sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments April 30, 2021† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 93.3%
Convertible Bonds 1.0%
Investment Companies 0.2%
Ares Capital Corp.
3.75%, due 2/1/22	$ 3,690,000	$ 3,826,530
4.625%, due 3/1/24	18,360,000	20,023,416
		23,849,946
Media 0.5%
DISH Network Corp.
2.375%, due 3/15/24	33,079,000	32,334,723
3.375%, due 8/15/26	23,500,000	24,792,500
		57,127,223
Oil & Gas Services 0.3%
Forum Energy Technologies, Inc.
9.00% (6.25% Cash and 2.75% PIK), due 8/4/25 (a)	47,346,987	44,771,088
Total Convertible Bonds (Cost $116,804,202)		125,748,257
Corporate Bonds 89.7%
Advertising 1.1%
Lamar Media Corp.
3.625%, due 1/15/31 (b)	36,000,000	35,100,000
3.75%, due 2/15/28	21,000,000	21,186,060
4.00%, due 2/15/30	18,500,000	18,685,000
4.875%, due 1/15/29	5,000,000	5,262,500
Outfront Media Capital LLC (b)
4.25%, due 1/15/29	7,275,000	7,227,785
4.625%, due 3/15/30	5,305,000	5,251,950
5.00%, due 8/15/27	22,000,000	22,687,500
6.25%, due 6/15/25	15,216,000	16,147,980
		131,548,775
Aerospace & Defense 1.8%
F-Brasile SpA
Series XR
7.375%, due 8/15/26 (b)	23,280,000	23,629,200
Rolls-Royce plc
5.75%, due 10/15/27 (b)	9,000,000	9,652,500
SSL Robotics LLC
9.75%, due 12/31/23 (b)	2,958,000	3,299,915
TransDigm UK Holdings plc
6.875%, due 5/15/26	18,100,000	19,027,625
TransDigm, Inc.
4.625%, due 1/15/29 (b)	29,200,000	28,776,892
4.875%, due 5/1/29 (b)	21,420,000	21,098,700
6.25%, due 3/15/26 (b)	80,375,000	85,097,031
	Principal Amount	Value

Aerospace & Defense (continued)
TransDigm, Inc. (continued)
6.50%, due 5/15/25	$ 5,000,000	$ 5,064,640
7.50%, due 3/15/27	11,350,000	12,158,688
8.00%, due 12/15/25 (b)	11,000,000	11,948,750
		219,753,941
Airlines 1.0%
American Airlines, Inc. (b)
5.50%, due 4/20/26	18,160,000	19,068,000
5.75%, due 4/20/29	11,500,000	12,322,250
Delta Air Lines, Inc.
4.50%, due 10/20/25 (b)	17,200,000	18,449,612
4.75%, due 10/20/28 (b)	23,500,000	25,805,896
7.00%, due 5/1/25 (b)	6,000,000	6,977,023
7.375%, due 1/15/26	7,000,000	8,222,373
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (b)	19,910,000	21,851,225
Spirit Loyalty Cayman Ltd.
8.00%, due 9/20/25 (b)	7,500,000	8,445,675
		121,142,054
Apparel 0.0% ‡
Levi Strauss & Co.
5.00%, due 5/1/25	3,000,000	3,060,000
Auto Manufacturers 2.5%
Ford Holdings LLC
9.30%, due 3/1/30	30,695,000	40,839,697
Ford Motor Co.
7.45%, due 7/16/31	16,935,000	21,782,644
9.00%, due 4/22/25	8,400,000	10,258,500
9.625%, due 4/22/30	7,000,000	9,817,500
Ford Motor Credit Co. LLC
3.339%, due 3/28/22	6,000,000	6,082,800
3.375%, due 11/13/25	12,000,000	12,277,320
4.00%, due 11/13/30	25,000,000	25,531,250
4.125%, due 8/17/27	4,000,000	4,180,440
4.271%, due 1/9/27	7,500,000	7,875,825
4.389%, due 1/8/26	2,500,000	2,668,750
5.125%, due 6/16/25	13,000,000	14,201,200
5.584%, due 3/18/24	3,660,000	3,989,400
General Motors Co.
6.80%, due 10/1/27	5,500,000	6,915,153
General Motors Financial Co., Inc.
4.35%, due 4/9/25	7,410,000	8,212,943
5.10%, due 1/17/24	1,900,000	2,101,476
5.25%, due 3/1/26	14,220,000	16,384,138

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Auto Manufacturers (continued)
JB Poindexter & Co., Inc.
7.125%, due 4/15/26 (b)	$ 40,745,000	$ 43,036,906
Mclaren Finance plc
5.75%, due 8/1/22 (b)	26,535,000	26,203,312
PM General Purchaser LLC
9.50%, due 10/1/28 (b)	16,975,000	18,714,938
Wabash National Corp.
5.50%, due 10/1/25 (b)	17,824,000	18,180,480
		299,254,672
Auto Parts & Equipment 1.9%
Adient Global Holdings Ltd.
4.875%, due 8/15/26 (b)	24,525,000	25,168,781
Adient US LLC (b)
7.00%, due 5/15/26	117,000	125,483
9.00%, due 4/15/25	8,635,000	9,569,739
American Axle & Manufacturing, Inc.
6.25%, due 4/1/25	2,676,000	2,770,998
Dealer Tire LLC
8.00%, due 2/1/28 (b)	4,160,000	4,394,000
Exide Global Holding Netherlands CV
10.75%, due 10/26/24 (c)(d)(e)	13,730,000	13,345,560
IHO Verwaltungs GmbH (a)(b)
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	33,725,000	34,588,360
6.00% (6.00% Cash or 6.75% PIK), due 5/15/27	28,859,000	30,381,312
6.375% (6.375% Cash or 7.125% PIK), due 5/15/29	30,170,000	33,102,524
Meritor, Inc.
4.50%, due 12/15/28 (b)	4,000,000	4,050,000
6.25%, due 2/15/24	1,932,000	1,960,980
6.25%, due 6/1/25 (b)	8,000,000	8,558,920
Real Hero Merger Sub 2, Inc.
6.25%, due 2/1/29 (b)	33,030,000	34,170,856
Tenneco, Inc.
5.00%, due 7/15/26	3,500,000	3,390,170
5.375%, due 12/15/24	4,100,000	4,135,875
7.875%, due 1/15/29 (b)	15,000,000	16,889,250
Wheel Pros, Inc.
6.50%, due 5/15/29 (b)	5,000,000	5,006,800
		231,609,608
	Principal Amount	Value

Building Materials 1.1%
Griffon Corp.
5.75%, due 3/1/28	$ 3,550,000	$ 3,789,625
James Hardie International Finance DAC
5.00%, due 1/15/28 (b)	31,840,000	33,750,400
Koppers, Inc.
6.00%, due 2/15/25 (b)	27,535,000	28,292,213
Patrick Industries, Inc.
7.50%, due 10/15/27 (b)	21,040,000	22,828,400
Summit Materials LLC (b)
5.125%, due 6/1/25	7,815,000	7,922,456
5.25%, due 1/15/29	15,500,000	16,313,750
6.50%, due 3/15/27	21,730,000	22,925,150
		135,821,994
Chemicals 1.7%
Axalta Coating Systems LLC (b)
3.375%, due 2/15/29	6,000,000	5,830,380
4.75%, due 6/15/27	4,700,000	4,923,250
Blue Cube Spinco LLC
10.00%, due 10/15/25	8,958,000	9,424,712
GPD Cos., Inc.
10.125%, due 4/1/26 (b)	26,307,000	28,641,746
Innophos Holdings, Inc.
9.375%, due 2/15/28 (b)	26,851,000	29,200,462
Iris Holdings, Inc.
8.75% (8.75% Cash or 9.50% PIK), due 2/15/26 (a)(b)	14,175,000	14,600,250
NOVA Chemicals Corp. (b)
4.875%, due 6/1/24	9,810,000	10,342,291
5.25%, due 6/1/27	12,500,000	13,281,250
Olin Corp.
5.50%, due 8/15/22	6,000,000	6,240,000
9.50%, due 6/1/25 (b)	5,000,000	6,268,750
SCIH Salt Holdings, Inc. (b)
4.875%, due 5/1/28	4,500,000	4,488,750
6.625%, due 5/1/29	21,700,000	21,347,375
TPC Group, Inc. (b)
10.50%, due 8/1/24	21,482,000	20,085,670
10.875%, due 8/1/24	22,000,721	22,880,750
W.R. Grace & Co.-Conn.
4.875%, due 6/15/27 (b)	1,500,000	1,563,750
		199,119,386
Coal 0.1%
Natural Resource Partners LP
9.125%, due 6/30/25 (b)	10,000,000	9,537,500
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services 3.2%
Allied Universal Holdco LLC (b)
6.625%, due 7/15/26	$ 8,350,000	$ 8,830,125
9.75%, due 7/15/27	14,705,000	16,138,737
AMN Healthcare, Inc. (b)
4.00%, due 4/15/29	9,500,000	9,500,000
4.625%, due 10/1/27	10,977,000	11,333,753
Ashtead Capital, Inc. (b)
4.00%, due 5/1/28	13,500,000	14,158,125
4.25%, due 11/1/29	10,000,000	10,700,000
4.375%, due 8/15/27	10,044,000	10,521,090
5.25%, due 8/1/26	17,120,000	17,933,200
Carriage Services, Inc.
4.25%, due 5/15/29 (b)(f)	9,000,000	8,943,750
Cimpress plc
7.00%, due 6/15/26 (b)	30,585,000	32,190,712
Gartner, Inc. (b)
3.75%, due 10/1/30	18,000,000	18,045,000
4.50%, due 7/1/28	4,000,000	4,205,080
Graham Holdings Co.
5.75%, due 6/1/26 (b)	39,695,000	41,481,275
IHS Markit Ltd. (b)
4.75%, due 2/15/25	3,000,000	3,368,700
5.00%, due 11/1/22	28,545,000	30,040,525
Korn Ferry
4.625%, due 12/15/27 (b)	10,685,000	11,124,154
MPH Acquisition Holdings LLC
5.75%, due 11/1/28 (b)	11,500,000	11,340,035
NESCO Holdings II, Inc.
5.50%, due 4/15/29 (b)	12,650,000	13,029,500
Nielsen Co. Luxembourg SARL (The)
5.00%, due 2/1/25 (b)	4,000,000	4,105,000
Ritchie Bros Auctioneers, Inc.
5.375%, due 1/15/25 (b)	21,925,000	22,560,825
Service Corp. International
3.375%, due 8/15/30	17,700,000	17,124,750
United Rentals North America, Inc.
3.875%, due 11/15/27	12,735,000	13,339,912
3.875%, due 2/15/31	17,500,000	17,611,650
4.875%, due 1/15/28	8,300,000	8,787,625
5.25%, due 1/15/30	3,500,000	3,828,125
WW International, Inc.
4.50%, due 4/15/29 (b)	21,540,000	21,247,056
		381,488,704
	Principal Amount	Value

Computers 0.0% ‡
Booz Allen Hamilton, Inc.
3.875%, due 9/1/28 (b)	$ 2,500,000	$ 2,493,750
Cosmetics & Personal Care 0.4%
Edgewell Personal Care Co. (b)
4.125%, due 4/1/29	27,480,000	27,411,300
5.50%, due 6/1/28	13,505,000	14,349,062
		41,760,362
Distribution & Wholesale 0.6%
Avient Corp.
5.25%, due 3/15/23	26,406,000	28,386,450
5.75%, due 5/15/25 (b)	8,550,000	9,019,737
G-III Apparel Group Ltd.
7.875%, due 8/15/25 (b)	22,000,000	23,760,000
H&E Equipment Services, Inc.
3.875%, due 12/15/28 (b)	14,000,000	13,667,500
		74,833,687
Diversified Financial Services 1.5%
Credit Acceptance Corp.
5.125%, due 12/31/24 (b)	15,215,000	15,690,469
6.625%, due 3/15/26	32,875,000	34,722,575
Genworth Mortgage Holdings, Inc.
6.50%, due 8/15/25 (b)	25,600,000	27,799,296
Jefferies Finance LLC
6.25%, due 6/3/26 (b)	14,020,000	14,685,950
LPL Holdings, Inc. (b)
4.00%, due 3/15/29	27,730,000	27,730,000
4.625%, due 11/15/27	8,000,000	8,340,000
Oxford Finance LLC
6.375%, due 12/15/22 (b)	17,860,000	18,109,683
PennyMac Financial Services, Inc.
4.25%, due 2/15/29 (b)	11,000,000	10,532,500
PRA Group, Inc.
7.375%, due 9/1/25 (b)	16,400,000	17,568,500
StoneX Group, Inc.
8.625%, due 6/15/25 (b)	8,196,000	8,769,720
		183,948,693
Electric 1.2%
Clearway Energy Operating LLC
4.75%, due 3/15/28 (b)	17,350,000	18,167,879
5.00%, due 9/15/26	1,960,000	2,023,700
DPL, Inc.
4.125%, due 7/1/25 (b)	22,825,000	24,555,135

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Keystone Power Pass-Through Holders LLC
13.00% (13.00% PIK), due 6/1/24 (a)(b)(d)	$ 11,052,813	$ 9,063,307
NextEra Energy Operating Partners LP
3.875%, due 10/15/26 (b)	16,330,000	17,079,628
NRG Energy, Inc.
5.75%, due 1/15/28	3,000,000	3,187,500
6.625%, due 1/15/27	7,000,000	7,295,400
Pattern Energy Operations LP
4.50%, due 8/15/28 (b)	18,500,000	18,731,250
PG&E Corp.
5.00%, due 7/1/28	22,300,000	23,359,250
5.25%, due 7/1/30	12,000,000	12,810,000
Vistra Operations Co., LLC
5.00%, due 7/31/27 (b)	10,500,000	10,878,315
		147,151,364
Electrical Components & Equipment 0.1%
WESCO Distribution, Inc. (b)
7.125%, due 6/15/25	6,665,000	7,198,200
7.25%, due 6/15/28	5,000,000	5,550,000
		12,748,200
Engineering & Construction 0.5%
Arcosa, Inc.
4.375%, due 4/15/29 (b)	5,345,000	5,466,385
Great Lakes Dredge & Dock Corp.
8.00%, due 5/15/22	13,874,000	13,907,020
PowerTeam Services LLC
9.033%, due 12/4/25 (b)	15,425,000	17,102,469
TopBuild Corp.
3.625%, due 3/15/29 (b)	2,000,000	1,980,000
Weekley Homes LLC
4.875%, due 9/15/28 (b)	20,500,000	21,166,250
		59,622,124
Entertainment 2.5%
Affinity Gaming
6.875%, due 12/15/27 (b)	7,445,000	7,902,905
Allen Media LLC
10.50%, due 2/15/28 (b)	23,020,000	24,631,400
Bally's Corp.
6.75%, due 6/1/27 (b)	23,765,000	25,281,920
Boyne USA, Inc.
7.25%, due 5/1/25 (b)	500,000	518,815
	Principal Amount	Value

Entertainment (continued)
CCM Merger, Inc.
6.375%, due 5/1/26 (b)	$ 5,000,000	$ 5,225,000
Churchill Downs, Inc. (b)
4.75%, due 1/15/28	33,530,000	34,452,075
5.50%, due 4/1/27	38,727,000	40,201,143
International Game Technology plc
6.25%, due 1/15/27 (b)	22,700,000	25,502,088
Jacobs Entertainment, Inc.
7.875%, due 2/1/24 (b)	10,359,000	10,799,257
Live Nation Entertainment, Inc. (b)
3.75%, due 1/15/28	5,500,000	5,479,925
6.50%, due 5/15/27	38,280,000	42,299,400
Merlin Entertainments Ltd.
5.75%, due 6/15/26 (b)	34,400,000	36,292,000
Midwest Gaming Borrower LLC
4.875%, due 5/1/29 (b)	6,750,000	6,747,908
Motion Bondco DAC
6.625%, due 11/15/27 (b)	13,975,000	14,114,750
Powdr Corp.
6.00%, due 8/1/25 (b)	7,500,000	7,893,750
Vail Resorts, Inc.
6.25%, due 5/15/25 (b)	10,095,000	10,713,319
		298,055,655
Food 2.1%
B&G Foods, Inc.
5.25%, due 4/1/25	24,375,000	25,090,163
Ingles Markets, Inc.
5.75%, due 6/15/23	1,736,000	1,752,839
Kraft Heinz Foods Co.
3.875%, due 5/15/27	17,155,000	18,682,262
4.25%, due 3/1/31	13,000,000	14,334,884
6.50%, due 2/9/40	24,794,000	32,768,373
6.875%, due 1/26/39	34,650,000	47,554,560
7.125%, due 8/1/39 (b)	9,000,000	12,759,655
Lamb Weston Holdings, Inc.
4.875%, due 5/15/28 (b)	12,310,000	13,571,775
Land O' Lakes, Inc.
6.00%, due 11/15/22 (b)	21,000,000	22,353,092
Land O'Lakes Capital Trust I
7.45%, due 3/15/28 (b)	18,586,000	21,652,690
Nathan's Famous, Inc.
6.625%, due 11/1/25 (b)	4,000,000	4,100,000
Post Holdings, Inc.
4.625%, due 4/15/30 (b)	5,000,000	5,050,000
Simmons Foods, Inc.
4.625%, due 3/1/29 (b)	16,350,000	16,476,059
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Food (continued)
TreeHouse Foods, Inc.
4.00%, due 9/1/28	$ 12,600,000	$ 12,537,000
		248,683,352
Food Service 0.2%
Aramark Services, Inc.
6.375%, due 5/1/25 (b)	26,315,000	27,992,581
Forest Products & Paper 0.9%
Mercer International, Inc.
5.125%, due 2/1/29 (b)	35,710,000	36,915,212
5.50%, due 1/15/26	2,585,000	2,650,039
Schweitzer-Mauduit International, Inc.
6.875%, due 10/1/26 (b)	12,500,000	13,218,750
Smurfit Kappa Treasury Funding DAC
7.50%, due 11/20/25	45,070,000	55,910,687
		108,694,688
Gas 0.7%
AmeriGas Partners LP
5.625%, due 5/20/24	22,706,000	25,260,425
5.75%, due 5/20/27	13,560,000	15,162,792
5.875%, due 8/20/26	25,075,000	28,052,656
Rockpoint Gas Storage Canada Ltd.
7.00%, due 3/31/23 (b)	19,230,000	19,470,375
		87,946,248
Hand & Machine Tools 0.1%
Werner FinCo. LP
8.75%, due 7/15/25 (b)	13,030,000	13,730,363
Healthcare-Products 0.9%
Hologic, Inc. (b)
3.25%, due 2/15/29	29,000,000	28,492,500
4.625%, due 2/1/28	10,205,000	10,766,275
Teleflex, Inc.
4.25%, due 6/1/28 (b)	33,685,000	34,779,762
4.625%, due 11/15/27	5,000,000	5,317,400
4.875%, due 6/1/26	6,250,000	6,407,500
Varex Imaging Corp.
7.875%, due 10/15/27 (b)	20,000,000	22,322,000
		108,085,437
	Principal Amount	Value

Healthcare-Services 4.6%
Acadia Healthcare Co., Inc. (b)
5.00%, due 4/15/29	$ 7,000,000	$ 7,236,250
5.50%, due 7/1/28	8,950,000	9,453,438
AHP Health Partners, Inc.
9.75%, due 7/15/26 (b)	21,000,000	22,706,250
Catalent Pharma Solutions, Inc. (b)
3.125%, due 2/15/29	20,050,000	19,398,375
5.00%, due 7/15/27	15,395,000	16,107,019
Centene Corp.
3.00%, due 10/15/30	11,700,000	11,612,250
4.25%, due 12/15/27	4,000,000	4,192,440
4.625%, due 12/15/29	20,070,000	21,725,775
5.375%, due 6/1/26 (b)	3,045,000	3,172,281
5.375%, due 8/15/26 (b)	4,255,000	4,463,495
Charles River Laboratories International, Inc.
4.00%, due 3/15/31 (b)	6,445,000	6,638,350
DaVita, Inc. (b)
3.75%, due 2/15/31	6,000,000	5,700,000
4.625%, due 6/1/30	10,780,000	10,914,750
Encompass Health Corp.
4.50%, due 2/1/28	23,185,000	24,025,456
4.625%, due 4/1/31	5,000,000	5,300,000
4.75%, due 2/1/30	19,790,000	20,779,500
HCA, Inc.
3.50%, due 9/1/30	20,920,000	21,502,620
5.25%, due 4/15/25	15,000,000	17,242,402
5.25%, due 6/15/26	5,000,000	5,803,020
5.375%, due 2/1/25	26,525,000	29,560,256
5.375%, due 9/1/26	4,170,000	4,734,451
5.625%, due 9/1/28	11,000,000	12,828,750
5.875%, due 5/1/23	7,240,000	7,901,215
5.875%, due 2/15/26	25,000,000	28,718,750
5.875%, due 2/1/29	4,565,000	5,386,700
7.50%, due 12/15/23	2,500,000	2,850,000
7.50%, due 11/6/33	19,975,000	27,223,528
7.58%, due 9/15/25	8,520,000	10,138,800
7.69%, due 6/15/25	31,650,000	37,742,625
8.36%, due 4/15/24	4,524,000	5,293,080
IQVIA, Inc. (b)
5.00%, due 10/15/26	30,113,000	31,132,852
5.00%, due 5/15/27	5,000,000	5,231,250
Legacy LifePoint Health LLC
6.75%, due 4/15/25 (b)	9,190,000	9,764,375
LifePoint Health, Inc.
5.375%, due 1/15/29 (b)	12,800,000	12,802,560
ModivCare, Inc.
5.875%, due 11/15/25 (b)	5,000,000	5,312,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Healthcare-Services (continued)
Molina Healthcare, Inc.
3.875%, due 11/15/30 (b)	$ 10,000,000	$ 10,300,000
4.375%, due 6/15/28 (b)	6,000,000	6,165,000
5.375%, due 11/15/22 (g)	8,180,000	8,578,775
RegionalCare Hospital Partners Holdings, Inc.
9.75%, due 12/1/26 (b)	35,490,000	38,329,200
Select Medical Corp.
6.25%, due 8/15/26 (b)	9,950,000	10,579,188
		548,547,526
Holding Companies-Diversified 0.3%
Stena International SA (b)
5.75%, due 3/1/24	5,000,000	5,089,625
6.125%, due 2/1/25	34,995,000	35,519,925
		40,609,550
Home Builders 2.2%
Adams Homes, Inc.
7.50%, due 2/15/25 (b)	21,730,000	22,762,175
Ashton Woods USA LLC (b)
6.625%, due 1/15/28	6,000,000	6,435,000
6.75%, due 8/1/25	5,496,000	5,722,710
9.875%, due 4/1/27	10,540,000	11,976,075
Brookfield Residential Properties, Inc. (b)
6.25%, due 9/15/27	17,360,000	18,401,600
6.375%, due 5/15/25	7,665,000	7,837,463
Century Communities, Inc.
5.875%, due 7/15/25	4,630,000	4,792,050
6.75%, due 6/1/27	26,205,000	28,197,235
Installed Building Products, Inc.
5.75%, due 2/1/28 (b)	17,080,000	17,934,000
M/I Homes, Inc.
4.95%, due 2/1/28	7,500,000	7,886,625
5.625%, due 8/1/25	6,000,000	6,195,000
Meritage Homes Corp.
3.875%, due 4/15/29 (b)	20,150,000	20,714,402
5.125%, due 6/6/27	8,015,000	8,976,800
Picasso Finance Sub, Inc.
6.125%, due 6/15/25 (b)	13,500,000	14,360,625
PulteGroup, Inc.
6.375%, due 5/15/33	8,125,000	10,504,000
Shea Homes LP (b)
4.75%, due 2/15/28	23,125,000	23,529,687
4.75%, due 4/1/29	7,000,000	7,073,150
	Principal Amount	Value

Home Builders (continued)
STL Holding Co. LLC
7.50%, due 2/15/26 (b)	$ 12,000,000	$ 12,540,000
Williams Scotsman International, Inc.
4.625%, due 8/15/28 (b)	13,000,000	13,262,210
Winnebago Industries, Inc.
6.25%, due 7/15/28 (b)	15,795,000	17,121,780
		266,222,587
Household Products & Wares 0.2%
Central Garden & Pet Co.
4.125%, due 10/15/30	9,350,000	9,644,244
Spectrum Brands, Inc.
5.75%, due 7/15/25	11,687,000	12,030,598
		21,674,842
Housewares 0.1%
Newell Brands, Inc.
4.875%, due 6/1/25	5,035,000	5,563,675
Scotts Miracle-Gro Co. (The)
4.00%, due 4/1/31 (b)	8,000,000	7,920,000
		13,483,675
Insurance 1.0%
American Equity Investment Life Holding Co.
5.00%, due 6/15/27	21,500,000	24,170,741
Fairfax Financial Holdings Ltd.
8.30%, due 4/15/26	5,435,000	6,898,666
Fidelity & Guaranty Life Holdings, Inc.
5.50%, due 5/1/25 (b)	15,725,000	18,091,455
MGIC Investment Corp.
5.25%, due 8/15/28	17,960,000	18,947,800
NMI Holdings, Inc.
7.375%, due 6/1/25 (b)	16,000,000	18,400,000
Radian Group, Inc.
4.875%, due 3/15/27	5,000,000	5,300,000
USI, Inc.
6.875%, due 5/1/25 (b)	25,170,000	25,579,013
		117,387,675
Internet 2.2%
Cars.com, Inc.
6.375%, due 11/1/28 (b)	17,470,000	18,253,005
Netflix, Inc.
3.625%, due 6/15/25 (b)	10,000,000	10,753,200
4.875%, due 4/15/28	10,131,000	11,663,314
4.875%, due 6/15/30 (b)	11,000,000	12,760,000
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Internet (continued)
Netflix, Inc. (continued)
5.375%, due 11/15/29 (b)	$ 9,430,000	$ 11,198,125
5.50%, due 2/15/22	22,265,000	23,072,106
5.75%, due 3/1/24	24,961,000	28,127,927
5.875%, due 2/15/25	7,411,000	8,568,969
5.875%, due 11/15/28	32,450,000	39,482,726
Uber Technologies, Inc. (b)
6.25%, due 1/15/28	4,125,000	4,481,441
7.50%, due 5/15/25	12,075,000	13,056,094
7.50%, due 9/15/27	23,710,000	26,146,677
VeriSign, Inc.
4.625%, due 5/1/23	6,615,000	6,634,845
4.75%, due 7/15/27	19,419,000	20,678,128
5.25%, due 4/1/25	26,661,000	30,126,930
		265,003,487
Investment Companies 1.3%
Ares Capital Corp.
4.20%, due 6/10/24	5,000,000	5,393,483
Compass Group Diversified Holdings LLC
5.25%, due 4/15/29 (b)	33,000,000	34,815,000
FS Energy and Power Fund
7.50%, due 8/15/23 (b)	82,632,000	83,871,480
Icahn Enterprises LP
5.25%, due 5/15/27	13,705,000	13,979,100
6.25%, due 5/15/26	17,770,000	18,731,357
		156,790,420
Iron & Steel 1.0%
Allegheny Ludlum LLC
6.95%, due 12/15/25	22,688,000	24,616,480
Big River Steel LLC
6.625%, due 1/31/29 (b)	37,000,000	39,960,000
Mineral Resources Ltd.
8.125%, due 5/1/27 (b)	46,945,000	51,995,343
		116,571,823
Leisure Time 3.0%
Carlson Travel, Inc. (b)
6.75%, due 12/15/25	62,616,000	58,859,040
10.50%, due 3/31/25 (g)	37,071,219	38,554,068
11.50% (9.50% Cash and 2.00% PIK), due 12/15/26 (a)(h)	37,808,545	29,679,708
Carnival Corp. (b)
5.75%, due 3/1/27	61,000,000	64,317,180
7.625%, due 3/1/26	8,500,000	9,307,500
	Principal Amount	Value

Leisure Time (continued)
Carnival Corp. (b) (continued)
9.875%, due 8/1/27	$ 31,843,000	$ 37,415,525
10.50%, due 2/1/26	28,445,000	33,526,699
11.50%, due 4/1/23	21,000,000	24,133,200
Royal Caribbean Cruises Ltd.
5.50%, due 4/1/28 (b)	19,770,000	20,732,799
Silversea Cruise Finance Ltd.
7.25%, due 2/1/25 (b)	46,202,000	47,814,450
		364,340,169
Lodging 1.9%
Boyd Gaming Corp.
4.75%, due 12/1/27	23,645,000	24,238,253
6.00%, due 8/15/26	32,365,000	33,578,687
6.375%, due 4/1/26	13,450,000	13,887,125
8.625%, due 6/1/25 (b)	8,000,000	8,857,600
Hilton Domestic Operating Co., Inc.
3.75%, due 5/1/29 (b)	10,265,000	10,290,663
4.00%, due 5/1/31 (b)	15,100,000	15,251,000
4.875%, due 1/15/30	23,325,000	24,870,748
5.375%, due 5/1/25 (b)	5,000,000	5,265,750
5.75%, due 5/1/28 (b)	12,500,000	13,437,500
Hyatt Hotels Corp.
5.375%, due 4/23/25	11,500,000	12,982,730
5.75%, due 4/23/30	10,595,000	12,535,648
Marriott International, Inc.
Series GG
3.50%, due 10/15/32	9,200,000	9,603,581
Series FF
4.625%, due 6/15/30	3,000,000	3,368,279
Series EE
5.75%, due 5/1/25	28,075,000	32,318,343
Marriott Ownership Resorts, Inc.
6.50%, due 9/15/26	11,006,000	11,501,270
		231,987,177
Machinery—Construction & Mining 0.1%
Terex Corp.
5.00%, due 5/15/29 (b)	8,575,000	8,918,000
Machinery-Diversified 0.7%
Briggs & Stratton Corp. (Escrow Claim Shares)
6.875%, due 12/15/20 (i)(j)(k)	9,200,000	736,000
Colfax Corp.
6.375%, due 2/15/26 (b)	13,980,000	14,818,800
Stevens Holding Co., Inc.
6.125%, due 10/1/26 (b)	16,965,000	18,237,375

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Machinery-Diversified (continued)
Tennant Co.
5.625%, due 5/1/25	$ 21,840,000	$ 22,454,359
Vertical Holdco GmbH
7.625%, due 7/15/28 (b)	10,515,000	11,461,350
Vertical US Newco, Inc.
5.25%, due 7/15/27 (b)	14,425,000	15,101,244
		82,809,128
Media 5.9%
Block Communications, Inc.
4.875%, due 3/1/28 (b)	14,000,000	14,245,000
Cable One, Inc.
4.00%, due 11/15/30 (b)	28,400,000	27,974,000
CCO Holdings LLC (b)
4.25%, due 2/1/31	27,570,000	27,570,000
4.50%, due 8/15/30	42,430,000	43,167,858
4.50%, due 5/1/32	36,900,000	37,269,000
4.75%, due 3/1/30	29,935,000	31,244,656
5.00%, due 2/1/28	21,000,000	21,945,000
5.125%, due 5/1/27	41,225,000	43,144,609
5.375%, due 6/1/29	13,495,000	14,648,418
5.50%, due 5/1/26	825,000	851,400
5.75%, due 2/15/26	22,195,000	22,971,825
5.875%, due 5/1/27	5,920,000	6,110,565
CSC Holdings LLC (b)
5.75%, due 1/15/30	23,400,000	24,877,125
6.50%, due 2/1/29	7,000,000	7,735,000
Diamond Sports Group LLC
6.625%, due 8/15/27 (b)	13,930,000	7,522,200
DISH DBS Corp.
5.875%, due 7/15/22	14,537,000	15,220,239
6.75%, due 6/1/21	10,205,000	10,217,756
7.75%, due 7/1/26	30,375,000	35,007,187
LCPR Senior Secured Financing DAC (b)
5.125%, due 7/15/29	7,500,000	7,694,550
6.75%, due 10/15/27	53,680,000	57,706,000
Meredith Corp.
6.50%, due 7/1/25 (b)	5,000,000	5,337,500
6.875%, due 2/1/26	69,733,000	71,563,491
News Corp.
3.875%, due 5/15/29 (b)	42,070,000	42,899,200
Quebecor Media, Inc.
5.75%, due 1/15/23	27,505,000	29,395,969
Scripps Escrow, Inc.
5.875%, due 7/15/27 (b)	5,000,000	5,261,100
	Principal Amount	Value

Media (continued)
Sirius XM Radio, Inc. (b)
4.625%, due 7/15/24	$ 5,000,000	$ 5,131,250
5.00%, due 8/1/27	13,000,000	13,613,565
5.375%, due 7/15/26	6,000,000	6,196,200
5.50%, due 7/1/29	11,590,000	12,524,444
Sterling Entertainment Enterprises LLC
10.25%, due 1/15/25 (c)(d)(e)(k)	20,000,000	20,700,000
Townsquare Media, Inc.
6.875%, due 2/1/26 (b)	4,155,000	4,331,587
Videotron Ltd.
5.00%, due 7/15/22	8,374,000	8,729,895
5.375%, due 6/15/24 (b)	17,850,000	19,640,355
Virgin Media Finance plc
5.00%, due 7/15/30 (b)	12,500,000	12,463,500
		714,910,444
Metal Fabricate & Hardware 0.8%
Advanced Drainage Systems, Inc.
5.00%, due 9/30/27 (b)	11,765,000	12,313,602
Grinding Media, Inc.
7.375%, due 12/15/23 (b)	67,820,000	68,986,504
Park-Ohio Industries, Inc.
6.625%, due 4/15/27	13,040,000	13,333,400
		94,633,506
Mining 2.3%
Alcoa Nederland Holding BV
7.00%, due 9/30/26 (b)	20,510,000	21,586,775
Arconic Corp.
6.00%, due 5/15/25 (b)	13,695,000	14,619,413
Century Aluminum Co.
7.50%, due 4/1/28 (b)	22,650,000	23,872,194
Compass Minerals International, Inc. (b)
4.875%, due 7/15/24	7,000,000	7,210,000
6.75%, due 12/1/27	31,535,000	33,978,962
First Quantum Minerals Ltd. (b)
6.875%, due 10/15/27	10,000,000	10,975,000
7.25%, due 4/1/23	25,027,000	25,496,256
7.50%, due 4/1/25	5,000,000	5,190,625
Hecla Mining Co.
7.25%, due 2/15/28	4,350,000	4,757,813
IAMGOLD Corp.
5.75%, due 10/15/28 (b)	28,000,000	29,120,000
Joseph T Ryerson & Son, Inc.
8.50%, due 8/1/28 (b)	11,700,000	12,927,915
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Mining (continued)
Novelis Corp. (b)
4.75%, due 1/30/30	$ 22,145,000	$ 23,030,800
5.875%, due 9/30/26	64,580,000	67,369,210
		280,134,963
Miscellaneous—Manufacturing 0.8%
Amsted Industries, Inc. (b)
4.625%, due 5/15/30	2,100,000	2,142,000
5.625%, due 7/1/27	23,395,000	24,798,700
EnPro Industries, Inc.
5.75%, due 10/15/26	21,784,000	23,036,580
FXI Holdings, Inc. (b)
7.875%, due 11/1/24	2,445,000	2,524,463
12.25%, due 11/15/26	22,892,000	26,497,490
Hillenbrand, Inc.
3.75%, due 3/1/31	5,395,000	5,347,794
5.00%, due 9/15/26 (g)	3,000,000	3,322,500
5.75%, due 6/15/25	7,850,000	8,409,312
		96,078,839
Office Furnishings 0.2%
Interface, Inc.
5.50%, due 12/1/28 (b)	16,405,000	17,061,200
Oil & Gas 8.5%
Apache Corp.
4.625%, due 11/15/25	6,000,000	6,337,500
4.875%, due 11/15/27	13,500,000	14,249,250
Ascent Resources Utica Holdings LLC (b)
7.00%, due 11/1/26	10,000,000	10,125,000
9.00%, due 11/1/27	11,295,000	14,655,263
California Resources Corp.
7.125%, due 2/1/26 (b)	10,000,000	10,243,200
Callon Petroleum Co.
6.125%, due 10/1/24	20,100,000	18,592,500
9.00%, due 4/1/25 (b)	14,000,000	14,525,000
Centennial Resource Production LLC (b)
5.375%, due 1/15/26	10,445,000	9,779,131
6.875%, due 4/1/27	21,950,000	20,687,436
Chevron USA, Inc.
3.85%, due 1/15/28	5,560,000	6,274,500
3.90%, due 11/15/24	6,550,000	7,237,549
4.95%, due 8/15/47	2,850,000	3,626,370
5.05%, due 11/15/44	17,415,000	22,128,773
5.25%, due 11/15/43	6,500,000	8,496,357
	Principal Amount	Value

Oil & Gas (continued)
Chevron USA, Inc. (continued)
6.00%, due 3/1/41	$ 3,500,000	$ 4,932,249
Colgate Energy Partners III LLC
7.75%, due 2/15/26 (b)	20,645,000	20,851,450
Comstock Resources, Inc.
6.75%, due 3/1/29 (b)	12,430,000	12,697,245
9.75%, due 8/15/26	56,129,000	61,027,939
Continental Resources, Inc.
4.50%, due 4/15/23	4,849,000	5,089,122
5.75%, due 1/15/31 (b)	5,000,000	5,800,000
Encino Acquisition Partners Holdings LLC
8.50%, due 5/1/28 (b)	23,730,000	23,248,756
Endeavor Energy Resources LP
6.625%, due 7/15/25 (b)	7,025,000	7,481,625
EQT Corp.
7.625%, due 2/1/25 (g)	21,899,000	25,206,077
Gulfport Energy Corp. (d)(i)(j)
6.00%, due 10/15/24	50,754,000	50,880,885
6.375%, due 5/15/25	24,354,000	24,414,885
6.375%, due 1/15/26	11,915,000	11,915,000
6.625%, due 5/1/23	17,072,000	17,242,720
Hilcorp Energy I LP (b)
5.75%, due 2/1/29	4,000,000	4,070,000
6.00%, due 2/1/31	4,395,000	4,526,850
Marathon Oil Corp.
4.40%, due 7/15/27	12,265,000	13,682,129
6.60%, due 10/1/37	3,100,000	3,926,573
6.80%, due 3/15/32	5,000,000	6,307,890
Matador Resources Co.
5.875%, due 9/15/26	12,000,000	11,970,000
Moss Creek Resources Holdings, Inc.
7.50%, due 1/15/26 (b)	12,465,000	11,062,688
Murphy Oil Corp.
6.875%, due 8/15/24	10,590,000	10,828,275
Occidental Petroleum Corp.
2.70%, due 2/15/23	8,054,000	8,074,135
2.90%, due 8/15/24	8,000,000	7,980,000
3.20%, due 8/15/26	12,000,000	11,670,000
3.40%, due 4/15/26	2,744,000	2,713,651
3.50%, due 8/15/29	5,000,000	4,775,000
5.55%, due 3/15/26	30,505,000	32,754,744
5.875%, due 9/1/25	6,000,000	6,555,000
6.125%, due 1/1/31	10,000,000	11,125,000
6.375%, due 9/1/28	6,635,000	7,431,200
6.45%, due 9/15/36	6,850,000	7,783,313
6.625%, due 9/1/30	13,270,000	15,127,800

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Occidental Petroleum Corp. (continued)
6.95%, due 7/1/24	$ 13,950,000	$ 15,432,187
7.15%, due 5/15/28	4,000,000	4,305,000
Parkland Corp. (b)
4.50%, due 10/1/29	14,985,000	15,294,440
5.875%, due 7/15/27	11,025,000	11,739,420
PBF Holding Co. LLC
6.00%, due 2/15/28	29,500,000	22,260,257
7.25%, due 6/15/25	22,000,000	18,755,000
9.25%, due 5/15/25 (b)	23,790,000	24,920,025
PDC Energy, Inc.
6.125%, due 9/15/24	22,880,000	23,452,000
Range Resources Corp.
5.875%, due 7/1/22	9,604,000	9,676,030
8.25%, due 1/15/29 (b)	3,000,000	3,254,310
9.25%, due 2/1/26	36,000,000	39,530,880
Southwestern Energy Co.
6.45%, due 1/23/25 (g)	25,936,000	28,010,880
7.50%, due 4/1/26	27,545,000	29,134,346
7.75%, due 10/1/27	2,500,000	2,687,325
8.375%, due 9/15/28	5,800,000	6,372,576
Sunoco LP
6.00%, due 4/15/27	19,965,000	20,994,196
Talos Production, Inc.
12.00%, due 1/15/26 (b)	81,465,000	81,668,662
Transocean Guardian Ltd.
5.875%, due 1/15/24 (b)	9,501,125	8,836,046
Transocean Pontus Ltd.
6.125%, due 8/1/25 (b)	2,015,500	1,965,113
Transocean Poseidon Ltd.
6.875%, due 2/1/27 (b)	11,750,000	11,162,500
Transocean Sentry Ltd.
5.375%, due 5/15/23 (b)	12,008,258	11,377,824
Viper Energy Partners LP
5.375%, due 11/1/27 (b)	14,350,000	14,995,033
		1,025,934,080
Oil & Gas Services 0.5%
Bristow Group, Inc.
6.875%, due 3/1/28 (b)	18,800,000	19,058,500
Nine Energy Service, Inc.
8.75%, due 11/1/23 (b)	25,850,000	10,727,750
TechnipFMC plc
6.50%, due 2/1/26 (b)	28,615,000	30,548,971
		60,335,221
	Principal Amount	Value

Packaging & Containers 0.5%
ARD Finance SA
6.50% (6.50% Cash or 7.25% PIK), due 6/30/27 (a)(b)	$ 19,985,000	$ 20,909,306
Cascades USA, Inc. (b)
5.125%, due 1/15/26	11,306,000	11,984,360
5.375%, due 1/15/28	22,385,000	23,326,513
Graphic Packaging International LLC
3.50%, due 3/1/29 (b)	5,000,000	4,952,500
		61,172,679
Pharmaceuticals 2.6%
Bausch Health Americas, Inc. (b)
8.50%, due 1/31/27	11,915,000	13,270,331
9.25%, due 4/1/26	14,000,000	15,507,800
Bausch Health Cos., Inc. (b)
5.00%, due 1/30/28	10,315,000	10,469,725
5.00%, due 2/15/29	10,000,000	10,015,400
5.25%, due 1/30/30	8,735,000	8,778,675
5.25%, due 2/15/31	11,100,000	11,115,096
6.125%, due 4/15/25	18,000,000	18,378,540
6.25%, due 2/15/29	11,000,000	11,632,500
7.00%, due 1/15/28	7,000,000	7,612,500
7.25%, due 5/30/29	5,000,000	5,540,450
Cheplapharm Arzneimittel GmbH
5.50%, due 1/15/28 (b)	5,000,000	5,200,000
Endo DAC (b)
6.00%, due 6/30/28	8,352,000	6,347,520
9.50%, due 7/31/27	6,255,000	6,630,300
Jazz Securities DAC
4.375%, due 1/15/29 (b)	30,000,000	30,675,000
Organon Finance 1 LLC (b)
4.125%, due 4/30/28	31,900,000	32,681,231
5.125%, due 4/30/31	25,000,000	25,940,000
Owens & Minor, Inc.
4.50%, due 3/31/29 (b)	13,250,000	13,379,981
Par Pharmaceutical, Inc.
7.50%, due 4/1/27 (b)	26,701,000	28,102,803
Prestige Brands, Inc. (b)
3.75%, due 4/1/31	12,915,000	12,397,496
5.125%, due 1/15/28	24,750,000	25,925,625
Vizient, Inc.
6.25%, due 5/15/27 (b)	12,000,000	12,710,880
		312,311,853
Pipelines 5.0%
ANR Pipeline Co.
7.375%, due 2/15/24	2,555,000	2,979,200
9.625%, due 11/1/21	10,349,000	10,813,175
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Antero Midstream Partners LP
5.375%, due 9/15/24	$ 8,920,000	$ 9,064,950
5.75%, due 1/15/28 (b)	8,000,000	8,152,080
Cheniere Energy Partners LP
4.00%, due 3/1/31 (b)	25,000,000	25,437,500
5.625%, due 10/1/26	15,530,000	16,190,025
CNX Midstream Partners LP
6.50%, due 3/15/26 (b)	22,036,000	22,779,715
Enable Midstream Partners LP
3.90%, due 5/15/24 (g)	3,000,000	3,198,289
4.15%, due 9/15/29	9,295,000	9,904,439
4.40%, due 3/15/27	15,475,000	16,937,111
4.95%, due 5/15/28	17,610,000	19,678,874
EQM Midstream Partners LP (b)
4.50%, due 1/15/29	7,705,000	7,647,212
4.75%, due 1/15/31	11,005,000	10,893,739
6.00%, due 7/1/25	12,250,000	13,383,125
6.50%, due 7/1/27	8,900,000	9,827,683
Genesis Energy LP
6.25%, due 5/15/26	8,635,000	8,455,824
7.75%, due 2/1/28	9,890,000	9,988,900
8.00%, due 1/15/27	7,750,000	7,984,205
Harvest Midstream I LP
7.50%, due 9/1/28 (b)	22,840,000	24,610,100
Hess Midstream Operations LP
5.625%, due 2/15/26 (b)	1,000,000	1,037,500
Holly Energy Partners LP
5.00%, due 2/1/28 (b)	9,870,000	10,190,775
MPLX LP
4.875%, due 12/1/24	15,000,000	16,816,508
New Fortress Energy, Inc.
6.50%, due 9/30/26 (b)	12,705,000	12,963,293
NGL Energy Operating LLC
7.50%, due 2/1/26 (b)	8,260,000	8,652,350
NGPL PipeCo LLC (b)
4.875%, due 8/15/27	16,630,000	18,709,462
7.768%, due 12/15/37	10,630,000	14,282,443
NuStar Logistics LP
5.75%, due 10/1/25	3,000,000	3,228,750
6.00%, due 6/1/26	15,000,000	16,256,250
Oasis Midstream Partners LP
8.00%, due 4/1/29 (b)	8,600,000	8,801,756
PBF Logistics LP
6.875%, due 5/15/23	6,050,000	6,042,438
Plains All American Pipeline LP
Series B
6.125%, due 11/15/22 (l)(m)	44,328,000	36,792,240
	Principal Amount	Value

Pipelines (continued)
Rockies Express Pipeline LLC (b)
3.60%, due 5/15/25	$ 7,000,000	$ 6,956,110
4.80%, due 5/15/30	15,220,000	14,934,625
Ruby Pipeline LLC
8.00%, due 4/1/22 (b)(g)	47,525,333	40,628,054
Tallgrass Energy Partners LP (b)
5.50%, due 9/15/24	15,667,000	15,960,756
6.00%, due 3/1/27	19,000,000	19,279,300
7.50%, due 10/1/25	8,500,000	9,286,250
Targa Resources Partners LP
5.00%, due 1/15/28	6,320,000	6,653,696
5.875%, due 4/15/26	7,590,000	7,950,525
6.50%, due 7/15/27	10,116,000	11,001,150
TransMontaigne Partners LP
6.125%, due 2/15/26	20,835,000	20,939,175
Western Midstream Operating LP
3.95%, due 6/1/25	3,715,000	3,875,209
4.35%, due 2/1/25 (g)	33,100,000	34,991,996
4.65%, due 7/1/26	5,000,000	5,353,125
4.75%, due 8/15/28	12,000,000	12,894,960
6.50%, due 2/1/50 (g)	3,000,000	3,394,470
		605,799,312
Real Estate 0.7%
Howard Hughes Corp. (The) (b)
4.125%, due 2/1/29	10,000,000	9,900,000
4.375%, due 2/1/31	9,155,000	9,063,450
Newmark Group, Inc.
6.125%, due 11/15/23	43,914,000	47,870,753
Realogy Group LLC
9.375%, due 4/1/27 (b)	16,000,000	17,880,000
		84,714,203
Real Estate Investment Trusts 3.6%
CTR Partnership LP
5.25%, due 6/1/25	5,000,000	5,148,000
Equinix, Inc.
5.375%, due 5/15/27	55,635,000	59,778,695
GLP Capital LP
4.00%, due 1/15/31	3,400,000	3,585,504
5.25%, due 6/1/25	10,000,000	11,289,400
5.30%, due 1/15/29	14,080,000	16,001,216
5.375%, due 11/1/23	6,000,000	6,591,600
5.375%, due 4/15/26	5,620,000	6,357,525
5.75%, due 6/1/28	7,700,000	8,964,444
Host Hotels & Resorts LP
Series I
3.50%, due 9/15/30	15,400,000	15,879,864

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
MGM Growth Properties Operating Partnership LP
3.875%, due 2/15/29 (b)	$ 43,460,000	$ 44,000,208
4.625%, due 6/15/25 (b)	21,650,000	23,033,110
5.625%, due 5/1/24	63,960,000	68,962,951
5.75%, due 2/1/27	25,800,000	28,775,127
MPT Operating Partnership LP
3.50%, due 3/15/31	15,000,000	14,965,800
4.625%, due 8/1/29	11,640,000	12,323,850
5.00%, due 10/15/27	27,425,000	28,864,813
5.25%, due 8/1/26	5,500,000	5,671,875
RHP Hotel Properties LP
4.50%, due 2/15/29 (b)	10,000,000	9,896,800
4.75%, due 10/15/27	26,050,000	26,808,576
SBA Communications Corp.
3.125%, due 2/1/29 (b)	9,000,000	8,621,749
3.875%, due 2/15/27	10,000,000	10,226,750
VICI Properties LP (b)
3.75%, due 2/15/27	12,987,000	13,091,286
4.125%, due 8/15/30	7,080,000	7,190,660
		436,029,803
Retail 3.3%
1011778 B.C. Unlimited Liability Co. (b)
3.50%, due 2/15/29	3,655,000	3,563,625
4.00%, due 10/15/30	36,450,000	35,538,750
Asbury Automotive Group, Inc.
4.50%, due 3/1/28	22,302,000	22,971,060
4.75%, due 3/1/30	14,400,000	15,048,000
Beacon Roofing Supply, Inc.
4.875%, due 11/1/25 (b)	17,935,000	18,346,249
Dave & Buster's, Inc.
7.625%, due 11/1/25 (b)	4,000,000	4,321,470
Group 1 Automotive, Inc.
4.00%, due 8/15/28 (b)	10,000,000	9,987,500
Ken Garff Automotive LLC
4.875%, due 9/15/28 (b)	23,200,000	23,403,000
KFC Holding Co. (b)
4.75%, due 6/1/27	12,287,000	12,916,709
5.25%, due 6/1/26	30,686,000	31,545,515
LCM Investments Holdings II LLC
4.875%, due 5/1/29 (b)	10,000,000	10,229,200
Lithia Motors, Inc.
4.375%, due 1/15/31 (b)	5,000,000	5,262,500
Murphy Oil USA, Inc.
3.75%, due 2/15/31 (b)	3,000,000	2,955,000
	Principal Amount	Value

Retail (continued)
Murphy Oil USA, Inc. (continued)
4.75%, due 9/15/29	$ 7,500,000	$ 7,875,000
5.625%, due 5/1/27	10,417,000	10,915,766
NMG Holding Co., Inc.
7.125%, due 4/1/26 (b)	49,035,000	50,156,921
Penske Automotive Group, Inc.
3.50%, due 9/1/25	10,000,000	10,250,000
5.50%, due 5/15/26	15,855,000	16,370,287
Ultra Resources, Inc. Escrow Claim Shares
6.875%, due 4/15/22 (c)(d)(e)(j)	28,880,000	—
Yum! Brands, Inc.
3.625%, due 3/15/31	34,370,000	33,923,534
4.625%, due 1/31/32	35,000,000	36,582,000
4.75%, due 1/15/30 (b)	30,090,000	32,196,300
7.75%, due 4/1/25 (b)	4,500,000	4,916,250
		399,274,636
Semiconductors 0.1%
Microchip Technology, Inc.
4.25%, due 9/1/25 (b)	6,000,000	6,301,062
Software 3.8%
ACI Worldwide, Inc.
5.75%, due 8/15/26 (b)	7,500,000	7,884,375
Ascend Learning LLC
6.875%, due 8/1/25 (b)	27,000,000	27,675,000
BY Crown Parent LLC (b)
4.25%, due 1/31/26	13,200,000	13,827,000
7.375%, due 10/15/24	30,140,000	30,766,912
Camelot Finance SA
4.50%, due 11/1/26 (b)	15,990,000	16,549,650
CDK Global, Inc.
4.875%, due 6/1/27	8,570,000	9,062,689
5.25%, due 5/15/29 (b)	7,000,000	7,507,500
Change Healthcare Holdings LLC
5.75%, due 3/1/25 (b)	13,500,000	13,719,375
Fair Isaac Corp. (b)
4.00%, due 6/15/28	1,500,000	1,520,625
5.25%, due 5/15/26	12,250,000	13,597,500
MSCI, Inc. (b)
3.625%, due 9/1/30	32,125,000	32,636,751
3.625%, due 11/1/31	34,000,000	34,000,000
3.875%, due 2/15/31	44,255,000	45,351,196
4.00%, due 11/15/29	34,330,000	35,874,850
5.375%, due 5/15/27	23,885,000	25,534,259
Open Text Corp. (b)
3.875%, due 2/15/28	17,385,000	17,602,313
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Software (continued)
Open Text Corp. (b) (continued)
5.875%, due 6/1/26	$ 30,090,000	$ 31,030,313
Open Text Holdings, Inc.
4.125%, due 2/15/30 (b)	24,827,000	25,105,807
PTC, Inc. (b)
3.625%, due 2/15/25	11,000,000	11,285,450
4.00%, due 2/15/28	22,759,000	23,361,431
SS&C Technologies, Inc.
5.50%, due 9/30/27 (b)	22,095,000	23,473,176
Veritas US, Inc.
7.50%, due 9/1/25 (b)	10,000,000	10,350,000
		457,716,172
Telecommunications 5.3%
Altice France SA
7.375%, due 5/1/26 (b)	28,300,000	29,341,440
CommScope Technologies LLC
6.00%, due 6/15/25 (b)	4,779,000	4,862,633
CommScope, Inc. (b)
7.125%, due 7/1/28	7,250,000	7,839,063
8.25%, due 3/1/27	27,815,000	29,796,819
Connect Finco SARL
6.75%, due 10/1/26 (b)	54,590,000	57,005,607
Hughes Satellite Systems Corp.
5.25%, due 8/1/26	18,000,000	19,818,000
6.625%, due 8/1/26	19,275,000	21,298,875
Level 3 Financing, Inc.
5.375%, due 5/1/25	31,477,000	32,169,494
Lumen Technologies, Inc.
Series T
5.80%, due 3/15/22	28,940,000	29,851,610
Series S
6.45%, due 6/15/21	10,000,000	10,050,000
QualityTech LP
3.875%, due 10/1/28 (b)	20,000,000	20,175,000
Sprint Capital Corp.
6.875%, due 11/15/28	104,520,000	131,698,043
Sprint Corp.
7.25%, due 9/15/21	4,185,000	4,273,722
7.875%, due 9/15/23	46,900,000	53,466,000
Switch Ltd.
3.75%, due 9/15/28 (b)	18,195,000	18,104,025
T-Mobile US, Inc.
2.625%, due 2/15/29	9,000,000	8,767,125
2.875%, due 2/15/31	33,390,000	32,596,987
4.00%, due 4/15/22	3,000,000	3,067,500
4.50%, due 4/15/50 (b)	15,000,000	16,917,150
	Principal Amount	Value

Telecommunications (continued)
T-Mobile US, Inc. (continued)
4.75%, due 2/1/28	$ 31,435,000	$ 33,596,156
5.125%, due 4/15/25	28,045,000	28,527,374
5.375%, due 4/15/27	33,000,000	34,938,750
6.00%, due 4/15/24	15,315,000	15,410,719
		643,572,092
Textiles 0.2%
Eagle Intermediate Global Holding BV
7.50%, due 5/1/25 (b)	26,759,000	24,283,793
Toys, Games & Hobbies 0.5%
Mattel, Inc. (b)
3.375%, due 4/1/26	8,000,000	8,281,760
3.75%, due 4/1/29	11,395,000	11,677,824
5.875%, due 12/15/27	19,775,000	21,727,781
6.75%, due 12/31/25	13,000,000	13,656,500
		55,343,865
Transportation 0.4%
Teekay Corp.
9.25%, due 11/15/22 (b)	6,000,000	6,120,000
Watco Cos. LLC
6.50%, due 6/15/27 (b)	42,800,000	45,582,000
		51,702,000
Trucking & Leasing 0.0% ‡
Fortress Transportation and Infrastructure Investors LLC
6.75%, due 3/15/22 (b)	4,596,000	4,597,884
Total Corporate Bonds (Cost $10,201,123,646)		10,814,336,804
Loan Assignments 2.6%
Automobile 0.2%
Dealer Tire LLC Term Loan B1
4.363% (1 Month LIBOR + 4.25%), due 1/1/38 (n)	17,266,326	17,250,130
Beverage, Food & Tobacco 0.1%
United Natural Foods, Inc.
Initial Term Loan
3.613% (1 Month LIBOR + 3.50%), due 10/22/25 (n)	16,027,634	16,010,677

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Loan Assignments (continued)
Containers, Packaging & Glass 0.1%
Neenah Foundry Co. Term Loan
10.00% (2 Month LIBOR + 9.00%), due 12/13/22 (n)	$ 8,266,424	$ 7,026,461
Electronics 0.1%
Camelot U.S. Acquisition 1 Co. (n)
Initial Term Loan
3.113% (1 Month LIBOR + 3.00%), due 10/30/26	4,907,026	4,857,956
Amendment No. 2 Incremental Term Loan
4.00% (1 Month LIBOR + 3.00%), due 10/30/26	4,987,500	4,988,747
		9,846,703
Finance 0.9%
BY Crown Parent LLC Initial Term Loan B1
4.00% (1 Month LIBOR + 3.00%), due 2/2/26 (n)	14,806,199	14,787,691
Great Outdoors Group LLC
Term Loan B1
5.00% (3 Month LIBOR + 4.25%), due 3/6/28 (n)	79,800,000	80,079,300
Jefferies Finance LLC Closing Date Term Loan
3.125% (1 Month LIBOR + 3.00%), due 6/3/26 (n)	9,825,000	9,726,750
		104,593,741
Healthcare, Education & Childcare 0.3%
AHP Health Partners, Inc.
Term Loan B1
4.75% (1 Month LIBOR + 3.75%), due 6/30/25 (n)	10,000,000	10,006,250
Ascend Learning LLC Initial Term Loan
4.00% (1 Month LIBOR + 3.00%), due 7/12/24 (n)	5,880,665	5,867,016
LifePoint Health, Inc.
First Lien Term Loan B
3.863% (1 Month LIBOR + 3.75%), due 11/16/25 (n)	8,653,924	8,620,390
Organon & Co.
Term Loan
TBD, due 4/8/28	11,000,000	10,966,604
		35,460,260
	Principal Amount	Value

Insurance 0.1%
USI, Inc.
2017 New Term Loan
3.203% (3 Month LIBOR + 3.00%), due 5/16/24 (n)	$ 14,483,688	$ 14,315,576
Leisure, Amusement, Motion Pictures & Entertainment 0.0% ‡
NASCAR Holdings LLC Initial Term Loan
2.859% (1 Month LIBOR + 2.75%), due 10/19/26 (n)	4,874,043	4,828,348
Manufacturing 0.1%
Adient US LLC Term Loan B1
3.50% (1 Month LIBOR + 3.50%), due 4/10/28 (n)	16,000,000	15,980,000
Media 0.1%
Allen Media LLC Initial Term Loan
5.703% (3 Month LIBOR + 5.50%), due 2/10/27 (n)	9,898,423	9,881,923
Oil & Gas 0.2%
Ascent Resources Utica Holdings LLC Second Lien Term Loan
10.00% (3 Month LIBOR + 9.00%), due 11/1/25 (n)	9,011,000	9,951,523
PetroQuest Energy LLC 2020 Term Loan
TBD, due 9/19/26 (c)(d)(e)	1,879,718	1,879,718
PetroQuest Energy LLC Term Loan
8.50% (1 Month LIBOR + 7.50%), due 11/8/23 (c)(d)(e)(n)	18,430,144	15,112,718
		26,943,959
Utilities 0.4%
PG&E Corp.
Term Loan
3.50% (3 Month LIBOR + 3.00%), due 6/23/25 (n)	53,595,000	53,360,522
Total Loan Assignments (Cost $316,251,708)		315,498,300
Total Long-Term Bonds (Cost $10,634,179,556)		11,255,583,361

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks 1.2%
Commercial Services & Supplies 0.0% ‡
ATD New Holdings, Inc. (c)(d)(o)	142,545	$ 4,989,075
Electric Utilities 0.0% ‡
Keycon Power Holdings LLC (c)(d)(e)(o)	38,680	387
Electrical Equipment 0.3%
Energy Technologies, Inc. (c)(d)(e)(o)	16,724	31,775,600
Hotels, Restaurants & Leisure 0.0% ‡
Carlson Travel, Inc. (c)(e)(k)(o)	25,452	1,414,113
Independent Power and Renewable Electricity Producers 0.4%
GenOn Energy, Inc. (c)(k)	386,241	47,314,522
Metals & Mining 0.1%
Franco-Nevada Corp.	55,000	7,658,200
Neenah Enterprises, Inc. (c)(d)(e)(k)(o)	720,961	7,584,510
		15,242,710
Oil, Gas & Consumable Fuels 0.4%
California Resources Corp. (o)	250,191	5,929,527
PetroQuest Energy, Inc. (c)(d)(e)(o)	28,470,874	—
Talos Energy, Inc. (o)	2,074,193	23,210,220
Titan Energy LLC (o)	91,174	5,447
Whiting Petroleum Corp. (o)	371,340	14,879,594
		44,024,788
Software 0.0% ‡
ASG warrant Corp. (c)(d)(e)(o)	12,502	—
Total Common Stocks (Cost $183,101,293)		144,761,195
Preferred Stock 0.2%
Electrical Equipment 0.2%
Energy Technologies Ltd. (c)(d)(e)(o)	37,258	29,433,820
Total Preferred Stock (Cost $35,514,837)		29,433,820
Exchange-Traded Funds 0.6%
iShares Gold Trust (o)	1,859,000	31,324,150
	Shares	Value

iShares iBoxx High Yield Corporate Bond ETF	65,000	$ 5,683,600
SPDR Gold Shares (o)	157,836	26,147,111
Vanguard Value ETF	36,762	4,998,897
Total Exchange-Traded Funds (Cost $54,691,345)		68,153,758

	Number of Warrants
Warrant 0.0% ‡
Oil, Gas & Consumable Fuels 0.0% ‡
California Resources Corp.
Expires 10/27/24 (o)	38,941	155,764
Total Warrant (Cost $15,576)		155,764
Total Investments (Cost $10,907,502,607)	95.3%	11,498,087,898
Other Assets, Less Liabilities	4.7	565,085,719
Net Assets	100.0%	$ 12,063,173,617

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2021, the total market value was $173,550,023, which represented 1.4% of the Fund’s net assets.
(d)	Illiquid security—As of April 30, 2021, the total market value deemed illiquid under procedures approved by the Board of Trustees was $238,338,185, which represented 2.0% of the Fund’s net assets.
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	Delayed delivery security.
(g)	Step coupon—Rate shown was the rate in effect as of April 30, 2021.
(h)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2021.
(i)	Issue in default.
(j)	Issue in non-accrual status.
(k)	Restricted security. (See Note 6)
(l)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2021.
(m)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay High Yield Corporate Bond Fund

(n)	Floating rate—Rate shown was the rate in effect as of April 30, 2021.
(o)	Non-income producing security.

Abbreviation(s):
ETF—Exchange-Traded Fund
LIBOR—London Interbank Offered Rate
SPDR—Standard & Poor’s Depositary Receipt
TBD—To Be Determined
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$ —	$ 125,748,257	$ —	$ 125,748,257
Corporate Bonds	—	10,780,291,244	34,045,560	10,814,336,804
Loan Assignments	—	298,505,864	16,992,436	315,498,300
Total Long-Term Bonds	—	11,204,545,365	51,037,996	11,255,583,361
Common Stocks	51,682,988	52,303,597	40,774,610	144,761,195
Preferred Stock	—	—	29,433,820	29,433,820
Exchange-Traded Funds	68,153,758	—	—	68,153,758
Warrant	155,764	—	—	155,764
Total Investments in Securities	$ 119,992,510	$ 11,256,848,962	$ 121,246,426	$ 11,498,087,898

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:
Investments in Securities	Balance as of October 31, 2020	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2021
Long-Term Bonds
Corporate Bonds	$ 32,017,390	$22,859	$(37,348,307)	$39,353,618	$ —	$ —	$ —	$ —	$ 34,045,560	$ 1,829,005
Loan Assignments	21,944,560	—	—	(162,884)	971,880	—	1,812,750	(7,573,870)	16,992,436	(162,884)
Common Stocks	80,034,187	—	2,091,567	22,442,054	110,500	(2,105,138)	—	(61,798,560)	40,774,610	24,239,786
Preferred Stock	33,565,732	—	—	(4,131,912)	—	—	—	—	29,433,820	(4,131,912)
Total	$167,561,869	$22,859	$(35,256,740)	$57,500,876	$1,082,380	$(2,105,138)	$1,812,750	$(69,372,430)	$121,246,426	$21,773,995
As of April 30, 2021, a Loan Assignment with a market value of $1,812,750 transferred from Level 2 to Level 3 as the fair value obtained for this Loan Assignment utilized significant other observable inputs. As of October 31, 2020, the fair value obtained for this Loan Assignment utilized significant unobservable inputs.
As of April 30, 2021, a Common Stock with a market value of $61,798,560 transferred from Level 3 to Level 2 as the fair value obtained for this Common Stock utilized significant other observable inputs. As of October 31, 2020, the fair value obtained for this Common Stock utilized significant unobservable inputs.
As of April 30, 2021, a Loan Assignment with a market value of $7,573,870 transferred from Level 3 to Level 2 as the fair value obtained for this Loan Assignment utilized significant other observable inputs. As of October 31, 2020, the fair value obtained for this Loan Assignment utilized significant unobservable inputs.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statement of Assets and Liabilities as of April 30, 2021(Unaudited)
Assets
Investment in securities, at value (identified cost $10,907,502,607)	$11,498,087,898
Cash	491,310,960
Receivables:
Interest	163,241,831
Investment securities sold	19,288,113
Fund shares sold	18,450,618
Other assets	336,480
Total assets	12,190,715,900
Liabilities
Payables:
Investment securities purchased	97,059,164
Fund shares redeemed	17,871,888
Manager (See Note 3)	5,468,143
Transfer agent (See Note 3)	1,747,175
NYLIFE Distributors (See Note 3)	1,075,835
Shareholder communication	502,223
Professional fees	197,837
Custodian	30,585
Accrued expenses	22,383
Distributions payable	3,567,050
Total liabilities	127,542,283
Net assets	$12,063,173,617
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 21,368,082
Additional paid-in-capital	11,886,326,079
11,907,694,161
Total distributable earnings (loss)	155,479,456
Net assets	$12,063,173,617
Class A
Net assets applicable to outstanding shares	$4,014,422,878
Shares of beneficial interest outstanding	710,692,378
Net asset value per share outstanding	$ 5.65
Maximum sales charge (4.50% of offering price)	0.27
Maximum offering price per share outstanding	$ 5.92
Investor Class
Net assets applicable to outstanding shares	$ 149,708,317
Shares of beneficial interest outstanding	26,310,135
Net asset value per share outstanding	$ 5.69
Maximum sales charge (4.00% of offering price)	0.24
Maximum offering price per share outstanding	$ 5.93
Class B
Net assets applicable to outstanding shares	$ 32,553,434
Shares of beneficial interest outstanding	5,789,864
Net asset value and offering price per share outstanding	$ 5.62
Class C
Net assets applicable to outstanding shares	$ 233,712,967
Shares of beneficial interest outstanding	41,545,302
Net asset value and offering price per share outstanding	$ 5.63
Class I
Net assets applicable to outstanding shares	$3,978,845,109
Shares of beneficial interest outstanding	704,255,458
Net asset value and offering price per share outstanding	$ 5.65
Class R1
Net assets applicable to outstanding shares	$ 60,373
Shares of beneficial interest outstanding	10,706
Net asset value and offering price per share outstanding	$ 5.64
Class R2
Net assets applicable to outstanding shares	$ 11,185,737
Shares of beneficial interest outstanding	1,979,674
Net asset value and offering price per share outstanding	$ 5.65
Class R3
Net assets applicable to outstanding shares	$ 3,135,816
Shares of beneficial interest outstanding	555,762
Net asset value and offering price per share outstanding	$ 5.64
Class R6
Net assets applicable to outstanding shares	$3,639,522,457
Shares of beneficial interest outstanding	645,664,235
Net asset value and offering price per share outstanding	$ 5.64
SIMPLE Class
Net assets applicable to outstanding shares	$ 26,529
Shares of beneficial interest outstanding	4,662
Net asset value and offering price per share outstanding	$ 5.69

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay High Yield Corporate Bond Fund

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Interest	$326,097,076
Dividends (net of foreign tax withholding of $2,246)	16,628,181
Securities lending	112
Other	266,604
Total income	342,991,973
Expenses
Manager (See Note 3)	33,067,048
Distribution/Service—Class A (See Note 3)	4,804,354
Distribution/Service—Investor Class (See Note 3)	186,725
Distribution/Service—Class B (See Note 3)	193,543
Distribution/Service—Class C (See Note 3)	1,419,759
Distribution/Service—Class R2 (See Note 3)	13,366
Distribution/Service—Class R3 (See Note 3)	6,528
Distribution/Service—SIMPLE Class (See Note 3)	65
Transfer agent (See Note 3)	5,797,738
Shareholder communication	826,705
Professional fees	389,157
Registration	262,672
Trustees	131,974
Custodian	49,277
Insurance	38,902
Shareholder service (See Note 3)	6,680
Miscellaneous	162,491
Total expenses	47,356,984
Net investment income (loss)	295,634,989
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	87,333,992
Net change in unrealized appreciation (depreciation) on investments	472,172,921
Net realized and unrealized gain (loss)	559,506,913
Net increase (decrease) in net assets resulting from operations	$855,141,902
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 295,634,989	$ 581,584,037
Net realized gain (loss)	87,333,992	(211,397,989)
Net change in unrealized appreciation (depreciation)	472,172,921	64,514,837
Net increase (decrease) in net assets resulting from operations	855,141,902	434,700,885
Distributions to shareholders:
Class A	(97,351,186)	(177,680,636)
Investor Class	(3,707,949)	(8,009,437)
Class B	(804,906)	(2,399,380)
Class C	(5,815,957)	(15,036,249)
Class I	(99,842,960)	(186,258,181)
Class R1	(1,470)	(2,637)
Class R2	(264,153)	(677,108)
Class R3	(62,323)	(79,045)
Class R6	(114,362,990)	(193,592,509)
SIMPLE Class	(607)	(205)
	(322,214,501)	(583,735,387)
Distributions to shareholders from return of capital:
Class A	—	(18,631,215)
Investor Class	—	(839,853)
Class B	—	(251,594)
Class C	—	(1,576,669)
Class I	—	(19,530,637)
Class R1	—	(276)
Class R2	—	(71,000)
Class R3	—	(8,289)
Class R6	—	(20,299,700)
SIMPLE Class	—	(21)
	—	(61,209,254)
Total distributions to shareholders	(322,214,501)	(644,944,641)
Capital share transactions:
Net proceeds from sales of shares	2,222,881,459	5,414,314,356
Net asset value of shares issued to shareholder in reinvestment of distributions	300,667,416	598,382,398
Cost of shares redeemed	(2,957,285,596)	(3,491,257,176)
Increase (decrease) in net assets derived from capital share transactions	(433,736,721)	2,521,439,578
Net increase (decrease) in net assets	99,190,680	2,311,195,822
	2021	2020
Net Assets
Beginning of period	$11,963,982,937	$ 9,652,787,115
End of period	$12,063,173,617	$11,963,982,937

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay High Yield Corporate Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 5.41	$ 5.61	$ 5.52	$ 5.77	$ 5.74	$ 5.57
Net investment income (loss) (a)	0.13	0.29	0.29	0.29	0.30	0.33
Net realized and unrealized gain (loss) on investments	0.25	(0.17)	0.12	(0.22)	0.09	0.20
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	—	—	0.00‡
Total from investment operations	0.38	0.12	0.41	0.07	0.39	0.53
Less distributions:
From net investment income	(0.14)	(0.29)	(0.29)	(0.29)	(0.31)	(0.34)
Return of capital	—	(0.03)	(0.03)	(0.03)	(0.05)	(0.02)
Total distributions	(0.14)	(0.32)	(0.32)	(0.32)	(0.36)	(0.36)
Net asset value at end of period	$ 5.65	$ 5.41	$ 5.61	$ 5.52	$ 5.77	$ 5.74
Total investment return (b)	7.08%	2.26%	7.58%	1.29%	6.91%	9.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.59%††	5.35%	5.21%	5.15%	5.25%	5.98%
Net expenses (c)	0.95%††	0.97%	0.99%	0.99%	0.97%	0.95%
Portfolio turnover rate	22%	38%	30%	30%	43%	41%
Net assets at end of period (in 000’s)	$ 4,014,423	$ 3,525,782	$ 3,405,587	$ 3,290,659	$ 3,683,113	$ 3,551,864

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 5.45	$ 5.65	$ 5.57	$ 5.82	$ 5.79	$ 5.62
Net investment income (loss) (a)	0.13	0.29	0.29	0.29	0.30	0.33
Net realized and unrealized gain (loss) on investments	0.25	(0.17)	0.11	(0.22)	0.09	0.20
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	—	—	0.00‡
Total from investment operations	0.38	0.12	0.40	0.07	0.39	0.53
Less distributions:
From net investment income	(0.14)	(0.29)	(0.29)	(0.29)	(0.31)	(0.34)
Return of capital	—	(0.03)	(0.03)	(0.03)	(0.05)	(0.02)
Total distributions	(0.14)	(0.32)	(0.32)	(0.32)	(0.36)	(0.36)
Net asset value at end of period	$ 5.69	$ 5.45	$ 5.65	$ 5.57	$ 5.82	$ 5.79
Total investment return (b)	7.00%	2.24%	7.33%	1.29%	6.90%	9.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.48%††	5.27%	5.15%	5.12%	5.21%	5.90%
Net expenses (c)	1.06%††	1.06%	1.05%	1.03%	1.02%	1.03%
Portfolio turnover rate	22%	38%	30%	30%	43%	41%
Net assets at end of period (in 000’s)	$ 149,708	$ 149,726	$ 162,260	$ 159,970	$ 167,139	$ 287,493

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class B		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 5.38	$ 5.58	$ 5.50	$ 5.74	$ 5.71	$ 5.54
Net investment income (loss) (a)	0.10	0.25	0.24	0.25	0.26	0.28
Net realized and unrealized gain (loss) on investments	0.26	(0.18)	0.11	(0.21)	0.08	0.20
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	—	—	0.00‡
Total from investment operations	0.36	0.07	0.35	0.04	0.34	0.48
Less distributions:
From net investment income	(0.12)	(0.24)	(0.25)	(0.26)	(0.27)	(0.29)
Return of capital	—	(0.03)	(0.02)	(0.02)	(0.04)	(0.02)
Total distributions	(0.12)	(0.27)	(0.27)	(0.28)	(0.31)	(0.31)
Net asset value at end of period	$ 5.62	$ 5.38	$ 5.58	$ 5.50	$ 5.74	$ 5.71
Total investment return (b)	6.67%	1.39%	6.52%	0.64%	6.06%	8.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.74%††	4.55%	4.41%	4.37%	4.47%	5.16%
Net expenses (c)	1.81%††	1.81%	1.80%	1.78%	1.77%	1.78%
Portfolio turnover rate	22%	38%	30%	30%	43%	41%
Net assets at end of period (in 000’s)	$ 32,553	$ 45,661	$ 63,517	$ 81,221	$ 108,263	$ 132,509

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 5.39	$ 5.59	$ 5.50	$ 5.74	$ 5.72	$ 5.55
Net investment income (loss) (a)	0.10	0.25	0.24	0.25	0.26	0.28
Net realized and unrealized gain (loss) on investments	0.26	(0.18)	0.12	(0.21)	0.07	0.20
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	—	—	0.00‡
Total from investment operations	0.36	0.07	0.36	0.04	0.33	0.48
Less distributions:
From net investment income	(0.12)	(0.24)	(0.25)	(0.26)	(0.27)	(0.29)
Return of capital	—	(0.03)	(0.02)	(0.02)	(0.04)	(0.02)
Total distributions	(0.12)	(0.27)	(0.27)	(0.28)	(0.31)	(0.31)
Net asset value at end of period	$ 5.63	$ 5.39	$ 5.59	$ 5.50	$ 5.74	$ 5.72
Total investment return (b)	6.66%	1.39%	6.71%	0.64%	5.87%	9.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.73%††	4.54%	4.41%	4.36%	4.45%	5.15%
Net expenses (c)	1.81%††	1.81%	1.80%	1.78%	1.77%	1.78%
Portfolio turnover rate	22%	38%	30%	30%	43.0%	41%
Net assets at end of period (in 000’s)	$ 233,713	$ 297,431	$ 373,760	$ 550,819	$ 676,463	$ 678,364

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay High Yield Corporate Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 5.41	$ 5.61	$ 5.53	$ 5.78	$ 5.75	$ 5.58
Net investment income (loss) (a)	0.13	0.30	0.30	0.31	0.32	0.34
Net realized and unrealized gain (loss) on investments	0.26	(0.17)	0.11	(0.22)	0.08	0.20
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	—	—	0.00‡
Total from investment operations	0.39	0.13	0.41	0.09	0.40	0.54
Less distributions:
From net investment income	(0.15)	(0.30)	(0.30)	(0.31)	(0.32)	(0.35)
Return of capital	—	(0.03)	(0.03)	(0.03)	(0.05)	(0.02)
Total distributions	(0.15)	(0.33)	(0.33)	(0.34)	(0.37)	(0.37)
Net asset value at end of period	$ 5.65	$ 5.41	$ 5.61	$ 5.53	$ 5.78	$ 5.75
Total investment return (b)	7.22%	2.56%	7.68%	1.57%	7.17%	10.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.84%††	5.60%	5.45%	5.40%	5.51%	6.23%
Net expenses (c)	0.70%††	0.72%	0.74%	0.74%	0.72%	0.70%
Portfolio turnover rate	22%	38%	30%	30%	43%	41%
Net assets at end of period (in 000’s)	$ 3,978,845	$ 3,509,954	$ 3,451,487	$ 3,709,306	$ 4,067,560	$ 5,313,266

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class R1		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 5.40	$ 5.60	$ 5.52	$ 5.77	$ 5.74	$ 5.57
Net investment income (loss) (a)	0.13	0.30	0.30	0.30	0.32	0.34
Net realized and unrealized gain (loss) on investments	0.25	(0.17)	0.11	(0.22)	0.07	0.19
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	—	—	0.00‡
Total from investment operations	0.38	0.13	0.41	0.08	0.39	0.53
Less distributions:
From net investment income	(0.14)	(0.30)	(0.30)	(0.30)	(0.31)	(0.34)
Return of capital	—	(0.03)	(0.03)	(0.03)	(0.05)	(0.02)
Total distributions	(0.14)	(0.33)	(0.33)	(0.33)	(0.36)	(0.36)
Net asset value at end of period	$ 5.64	$ 5.40	$ 5.60	$ 5.52	$ 5.77	$ 5.74
Total investment return (b)	7.17%	2.45%	7.58%	1.46%	7.07%	10.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.74%††	5.52%	5.36%	5.25%	5.48%	6.11%
Net expenses (c)	0.80%††	0.82%	0.84%	0.84%	0.82%	0.80%
Portfolio turnover rate	22%	38%	30%	30%	43%	41%
Net assets at end of period (in 000’s)	$ 60	$ 51	$ 53	$ 72	$ 37	$ 59

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay High Yield Corporate Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class R2		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 5.41	$ 5.61	$ 5.52	$ 5.77	$ 5.74	$ 5.57
Net investment income (loss) (a)	0.12	0.29	0.28	0.29	0.30	0.32
Net realized and unrealized gain (loss) on investments	0.26	(0.18)	0.12	(0.22)	0.08	0.20
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	—	—	0.00‡
Total from investment operations	0.38	0.11	0.40	0.07	0.38	0.52
Less distributions:
From net investment income	(0.14)	(0.28)	(0.29)	(0.29)	(0.30)	(0.33)
Return of capital	—	(0.03)	(0.02)	(0.03)	(0.05)	(0.02)
Total distributions	(0.14)	(0.31)	(0.31)	(0.32)	(0.35)	(0.35)
Net asset value at end of period	$ 5.65	$ 5.41	$ 5.61	$ 5.52	$ 5.77	$ 5.74
Total investment return (b)	7.03%	2.17%	7.49%	1.20%	6.80%	9.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.49%††	5.26%	5.10%	5.06%	5.16%	5.89%
Net expenses (c)	1.05%††	1.07%	1.09%	1.09%	1.07%	1.05%
Portfolio turnover rate	22%	38%	30%	30%	43%	41.0%
Net assets at end of period (in 000’s)	$ 11,186	$ 13,006	$ 13,866	$ 11,116	$ 9,562	$ 10,917

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,				February 29, 2016^ through October 31, 2016
Class R3		2020	2019	2018	2017
Net asset value at beginning of period	$ 5.40	$ 5.60	$ 5.52	$ 5.77	$ 5.74	$ 5.17
Net investment income (loss) (a)	0.12	0.27	0.27	0.27	0.28	0.20
Net realized and unrealized gain (loss) on investments	0.25	(0.17)	0.11	(0.22)	0.09	0.60
Total from investment operations	0.37	0.10	0.38	0.05	0.37	0.80
Less distributions:
From net investment income	(0.13)	(0.27)	(0.28)	(0.28)	(0.29)	(0.21)
Return of capital	—	(0.03)	(0.02)	(0.02)	(0.05)	(0.02)
Total distributions	(0.13)	(0.30)	(0.30)	(0.30)	(0.34)	(0.23)
Net asset value at end of period	$ 5.64	$ 5.40	$ 5.60	$ 5.52	$ 5.77	$ 5.74
Total investment return (b)	6.91%	1.90%	7.03%	0.96%	6.58%	15.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.23%††	4.96%	4.84%	4.77%	4.81%	5.40%††
Net expenses (c)	1.30%††	1.32%	1.34%	1.34%	1.32%	1.30%††
Portfolio turnover rate	22%	38%	30%	30%	43%	41%
Net assets at end of period (in 000’s)	$ 3,136	$ 1,924	$ 1,281	$ 606	$ 392	$ 130

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,
Class R6		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 5.40	$ 5.60	$ 5.52	$ 5.77	$ 5.74	$ 5.58
Net investment income (loss) (a)	0.14	0.31	0.31	0.31	0.32	0.35
Net realized and unrealized gain (loss) on investments	0.25	(0.17)	0.11	(0.21)	0.09	0.19
Total from investment operations	0.39	0.14	0.42	0.10	0.41	0.54
Less distributions:
From net investment income	(0.15)	(0.31)	(0.31)	(0.32)	0.33	0.36
Return of capital	—	(0.03)	(0.03)	(0.03)	(0.05)	(0.02)
Total distributions	(0.15)	(0.34)	(0.34)	(0.35)	(0.38)	(0.38)
Net asset value at end of period	$ 5.64	$ 5.40	$ 5.60	$ 5.52	$ 5.77	$ 5.74
Total investment return (b)	7.31%	2.70%	7.84%	1.71%	7.36%	10.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.97%††	5.65%	5.60%	5.54%	5.45%	6.23%
Net expenses (c)	0.57%††	0.58%	0.58%	0.58%	0.58%	0.58%
Portfolio turnover rate	22%	38%	30%	30%	43%	41%
Net assets at end of period (in 000’s)	$ 3,639,522	$ 4,420,424	$ 2,180,977	$ 904,028	$ 1,668,163	$ 53,712

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay High Yield Corporate Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	August 31, 2020^ through October 31,
SIMPLE Class		2020
Net asset value at beginning of period	$ 5.45	$ 5.54
Net investment income (loss) (a)	0.12	0.04
Net realized and unrealized gain (loss) on investments	0.25	(0.08)
Total from investment operations	0.37	(0.04)
Less distributions:
From net investment income	(0.13)	(0.05)
Return of capital	—	(0.00)‡
Net asset value at end of period	$ 5.69	$ 5.45
Total investment return (b)	6.87%	(0.72)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	4.23%	4.74%
Net expenses†† (c)	1.31%	1.30%
Portfolio turnover rate	22%	38%
Net assets at end of period (in 000’s)	$ 27	$ 25

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay High Yield Corporate Bond Fund (the "Fund"), a “” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	May 1, 1986
Class C	September 1, 1998
Class I	January 2, 2004
Class R1	June 29, 2012
Class R2	May 1, 2008
Class R3	February 29, 2016
Class R6	June 17, 2013
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share trans-actions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value

36	MainStay MacKay High Yield Corporate Bond Fund

measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available
37

Notes to Financial Statements (Unaudited) (continued)
from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of April 30, 2021, are shown in the Portfolio of Investments.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Equity securities, including exchange-traded funds ("ETFs"), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.
Asset Class	Fair Value at 4/30/21*	Valuation Technique	Un- observable Inputs	Inputs/ Range
Corporate Bonds	13,345,560	Income Approach	Spread Adjustment	0.97%
Loan Assignments	16,992,436	Market Approach	Implied natural gas price	$2.00
Common Stocks	387	Market Approach	Ownership % of equity interest	16.56%-39.70%
	31,775,600	Income Approach	Rate of Return	14.00%
		Market Approach	EBITDA Multiple	6.5x-10.0x
	1,414,113	Market Approach	Discount Rate	50%
	7,584,510	Market Approach	EBITDA Multiple	5.75x
	0	Market Approach	Implied natural gas price	$2.00
Preferred Stock	29,433,820	Income Approach	Spread Adjustment	4.46%
	$100,546,426
* The table above does not include a level 3 investment that was valued by a broker. As of April 30, 2021, the value of this investment was $20,700,100. The inputs for this investment was not readily available or cannot be reasonably estimated.
A portfolio investment may be classified as an illiquid investment under the Fund's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to

38	MainStay MacKay High Yield Corporate Bond Fund

value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund's investments was determined as of April 30, 2021, and can change at any time. Illiquid investments as of April 30, 2021, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities is accreted daily based on the effective interest method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
39

Notes to Financial Statements (Unaudited) (continued)
Additionally, the Fund may invest in ETFs which are subject to management fees and other fees that may cause the costs of investing in ETFs to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2021, the Fund held unfunded commitments. (See Note 5).
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2021, the Fund did not have any portfolio securities on loan.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(J) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. Warrants as of April 30, 2021 are shown in the Portfolio of Investments.
(K) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. As of

40	MainStay MacKay High Yield Corporate Bond Fund

April 30, 2021, delayed delivery transactions are shown in the Portfolio of Investments.
(L) Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund’s investments in loans are more likely to decline. The secondary market for loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(M) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 with respect to certain LIBOR tenors or mid-2023 for the remaining LIBOR tenors.
(N) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the
41

Notes to Financial Statements (Unaudited) (continued)
financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million up to $5 billion; 0.525% from $5 billion up to $7 billion; 0.50% from $7 billion up to $10 billion; 0.49% from $10 billion to $15 billion; and 0.48% in excess of $15 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2021, the effective management fee rate was 0.53%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $33,067,048 and paid the Subadvisor in the amount of $16,216,846.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life
Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75%of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2021, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 28
Class R2	5,346
Class R3	1,306
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2021, were $372,293 and $22,497, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the six-month period ended April 30, 2021, of $14,078, $62, $8,723 and $9,856, respectively.

42	MainStay MacKay High Yield Corporate Bond Fund

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$2,590,655	$—
Investor Class	183,209	—
Class B	47,410	—
Class C	348,137	—
Class I	2,533,464	—
Class R1	38	—
Class R2	7,210	—
Class R3	1,760	—
Class R6	85,823	—
SIMPLE Class	32	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$450,358	0.0%‡
Class R1	41,501	68.7
SIMPLE Class	26,529	100.0

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$10,901,578,292	$756,896,965	$(160,387,359)	$596,509,606
As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $486,147,859 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$11,928	$474,220
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$583,735,387
Return of Capital	61,209,254
Total	$644,944,641
43

Notes to Financial Statements (Unaudited) (continued)
Note 5–Commitments and Contingencies
As of April 30, 2021, the Fund had unfunded commitments pursuant to the following loan agreements:
Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)
Neenah Foundry Term Loan (TBD), due 4/1/23	$1,285,000	$0
PetroQuest Energy LLC 2020 Term Loan (TBD), due 9/19/26	12,336	0
Total	$1,297,336	$0
Commitments are available until maturity date.
Note 6–Restricted Securities
Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.
As of April 30, 2021, restricted securities held by the Fund were as follows.
Security	Date(s) of Acquisition	Principal Amount /Shares	Cost	4/30/21 Value	Percent of Net Assets
Briggs & Stratton Corp. (Escrow Claim Shares)
Corporate Bond 6.875%, due 12/15/20	2/26/21	$ 9,200,000	$ 9,323,706	$ 736,000	0.0% ‡
Carlson Travel, Inc.
Common Stock	9/4/20-2/4/21	25,452	—	1,414,113	0.0‡
GenOn Energy, Inc.
Common Stock	12/14/18	386,241	43,250,890	47,314,522	0,4
Neenah Enterprises, Inc.
Common Stock	4/12/20	720,961	6,114,571	7,584,510	0.0‡
Sterling Entertainment Enterprises LLC
Corporate Bond 10.25%, due 1/15/25	12/28/17	$ 20,000,000	19,815,562	20,700,000	0,2
Total			$ 78,504,729	$ 77,749,145	0.6%

‡	Less than one-tenth of a percent.

Note 7–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $5,445 for the period November 1, 2020 through November 22, 2020.
Note 8–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund

44	MainStay MacKay High Yield Corporate Bond Fund

and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 9–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 10–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of securities, other than short-term securities, were $2,538,798 and $2,534,600, respectively.
Note 11–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	135,264,303	$ 754,566,536
Shares issued to shareholders in reinvestment of distributions	15,117,739	84,763,101
Shares redeemed	(99,356,428)	(555,118,928)
Net increase (decrease) in shares outstanding before conversion	51,025,614	284,210,709
Shares converted into Class A (See Note 1)	8,508,587	47,671,836
Shares converted from Class A (See Note 1)	(656,067)	(3,636,937)
Net increase (decrease)	58,878,134	$ 328,245,608
Year ended October 31, 2020:
Shares sold	162,189,152	$ 862,805,279
Shares issued to shareholders in reinvestment of distributions	31,290,846	168,572,345
Shares redeemed	(153,726,255)	(818,209,762)
Net increase (decrease) in shares outstanding before conversion	39,753,743	213,167,862
Shares converted into Class A (See Note 1)	7,327,259	39,745,182
Shares converted from Class A (See Note 1)	(2,426,758)	(13,511,692)
Net increase (decrease)	44,654,244	$ 239,401,352

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	1,181,033	$ 6,689,270
Shares issued to shareholders in reinvestment of distributions	622,178	3,514,936
Shares redeemed	(1,455,006)	(8,226,826)
Net increase (decrease) in shares outstanding before conversion	348,205	1,977,380
Shares converted into Investor Class (See Note 1)	784,557	4,437,543
Shares converted from Investor Class (See Note 1)	(2,295,359)	(12,955,070)
Net increase (decrease)	(1,162,597)	$ (6,540,147)
Year ended October 31, 2020:
Shares sold	3,476,036	$ 18,943,660
Shares issued to shareholders in reinvestment of distributions	1,553,045	8,430,250
Shares redeemed	(3,567,862)	(19,332,577)
Net increase (decrease) in shares outstanding before conversion	1,461,219	8,041,333
Shares converted into Investor Class (See Note 1)	949,252	5,122,805
Shares converted from Investor Class (See Note 1)	(3,638,926)	(19,982,653)
Net increase (decrease)	(1,228,455)	$ (6,818,515)

45

Notes to Financial Statements (Unaudited) (continued)
Class B	Shares	Amount
Period ended April 30, 2021:
Shares sold	43,296	$ 241,472
Shares issued to shareholders in reinvestment of distributions	130,173	725,946
Shares redeemed	(2,247,393)	(12,547,754)
Net increase (decrease) in shares outstanding before conversion	(2,073,924)	(11,580,336)
Shares converted from Class B (See Note 1)	(615,623)	(3,431,355)
Net increase (decrease)	(2,689,547)	$ (15,011,691)
Year ended October 31, 2020:
Shares sold	220,973	$ 1,194,012
Shares issued to shareholders in reinvestment of distributions	453,682	2,434,490
Shares redeemed	(2,243,156)	(12,006,607)
Net increase (decrease) in shares outstanding before conversion	(1,568,501)	(8,378,105)
Shares converted from Class B (See Note 1)	(1,327,691)	(7,151,912)
Net increase (decrease)	(2,896,192)	$ (15,530,017)

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	3,504,035	$ 19,558,606
Shares issued to shareholders in reinvestment of distributions	979,855	5,469,909
Shares redeemed	(12,648,680)	(70,671,295)
Net increase (decrease) in shares outstanding before conversion	(8,164,790)	(45,642,780)
Shares converted from Class C (See Note 1)	(5,495,289)	(30,622,688)
Net increase (decrease)	(13,660,079)	$ (76,265,468)
Year ended October 31, 2020:
Shares sold	9,226,500	$ 48,471,453
Shares issued to shareholders in reinvestment of distributions	2,812,640	15,100,791
Shares redeemed	(22,129,547)	(118,456,173)
Net increase (decrease) in shares outstanding before conversion	(10,090,407)	(54,883,929)
Shares converted from Class C (See Note 1)	(1,610,770)	(8,681,316)
Net increase (decrease)	(11,701,177)	$ (63,565,245)

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	152,621,654	$ 858,160,719
Shares issued to shareholders in reinvestment of distributions	16,464,121	92,317,051
Shares redeemed	(111,681,300)	(628,123,210)
Net increase (decrease) in shares outstanding before conversion	57,404,475	322,354,560
Shares converted into Class I (See Note 1)	669,105	3,708,534
Shares converted from Class I (See Note 1)	(2,523,717)	(14,208,525)
Net increase (decrease)	55,549,863	$ 311,854,569
Year ended October 31, 2020:
Shares sold	316,267,141	$ 1,685,293,008
Shares issued to shareholders in reinvestment of distributions	35,224,225	189,883,002
Shares redeemed	(318,299,322)	(1,713,046,438)
Net increase (decrease) in shares outstanding before conversion	33,192,044	162,129,572
Shares converted into Class I (See Note 1)	570,677	3,030,446
Net increase (decrease)	33,762,721	$ 165,160,018

Class R1	Shares	Amount
Period ended April 30, 2021:
Shares sold	1,074	$ 6,005
Shares issued to shareholders in reinvestment of distributions	263	1,470
Shares redeemed	(18)	(103)
Net increase (decrease)	1,319	$ 7,372
Year ended October 31, 2020:
Shares sold	638	$ 3,461
Shares issued to shareholders in reinvestment of distributions	542	2,913
Shares redeemed	(1,231)	(6,888)
Net increase (decrease)	(51)	$ (514)

46	MainStay MacKay High Yield Corporate Bond Fund

Class R2	Shares	Amount
Period ended April 30, 2021:
Shares sold	236,194	$ 1,326,367
Shares issued to shareholders in reinvestment of distributions	39,082	219,264
Shares redeemed	(696,918)	(3,817,941)
Net increase (decrease) in shares outstanding before conversion	(421,642)	(2,272,310)
Shares converted from Class R2 (See Note 1)	(2,744)	(15,506)
Net increase (decrease)	(424,386)	$ (2,287,816)
Year ended October 31, 2020:
Shares sold	385,054	$ 2,096,445
Shares issued to shareholders in reinvestment of distributions	119,352	643,342
Shares redeemed	(565,097)	(3,035,083)
Net increase (decrease) in shares outstanding before conversion	(60,691)	(295,296)
Shares converted from Class R2 (See Note 1)	(6,682)	(36,415)
Net increase (decrease)	(67,373)	$ (331,711)

Class R3	Shares	Amount
Period ended April 30, 2021:
Shares sold	241,631	$ 1,358,722
Shares issued to shareholders in reinvestment of distributions	10,450	58,592
Shares redeemed	(52,310)	(293,891)
Net increase (decrease)	199,771	$ 1,123,423
Year ended October 31, 2020:
Shares sold	166,149	$ 909,222
Shares issued to shareholders in reinvestment of distributions	15,330	82,408
Shares redeemed	(52,384)	(283,628)
Net increase (decrease) in shares outstanding before conversion	129,095	708,002
Shares converted from Class R3 (See Note 1)	(1,651)	(9,031)
Net increase (decrease)	127,444	$ 698,971

Class R6	Shares	Amount
Period ended April 30, 2021:
Shares sold	103,599,623	$ 580,973,762
Shares issued to shareholders in reinvestment of distributions	20,309,909	113,596,540
Shares redeemed	(298,698,358)	(1,678,481,268)
Net increase (decrease) in shares outstanding before conversion	(174,788,826)	(983,910,966)
Shares converted into Class R6 (See Note 1)	2,528,207	14,208,525
Shares converted from Class R6 (See Note 1)	(919,403)	(5,160,737)
Net increase (decrease)	(173,180,022)	$ (974,863,178)
Year ended October 31, 2020:
Shares sold	541,233,062	$ 2,794,572,816
Shares issued to shareholders in reinvestment of distributions	39,761,619	213,232,631
Shares redeemed	(151,718,551)	(806,880,020)
Net increase (decrease) in shares outstanding before conversion	429,276,130	2,200,925,427
Shares converted into Class R6 (See Note 1)	1,761,091	10,020,608
Shares converted from Class R6 (See Note 1)	(1,588,011)	(8,546,022)
Net increase (decrease)	429,449,210	$ 2,202,400,013

SIMPLE Class	Shares	Amount
Period ended April 30, 2021:
Shares issued to shareholders in reinvestment of distributions	108	$ 607
Shares redeemed	(774)	(4,380)
Net increase (decrease) in shares outstanding before conversion	(666)	(3,773)
Shares converted into SIMPLE Class (See Note 1)	774	4,380
Net increase (decrease)	108	$ 607
Period ended October 31, 2020:(a)
Shares sold	4,513	$ 25,000
Shares issued to shareholders in reinvestment of distributions	41	226
Net increase (decrease)	4,554	$ 25,226

(a)	The inception date of the class was August 31, 2020.
Note 12–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
47

Notes to Financial Statements (Unaudited) (continued)
Note 13–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 14–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
48	MainStay MacKay High Yield Corporate Bond Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay High Yield Corporate Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent
Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio manager of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business

49

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund.
In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and MacKay to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered

50	MainStay MacKay High Yield Corporate Bond Fund

investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio manager and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.
51

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

52	MainStay MacKay High Yield Corporate Bond Fund

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
53

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of The MainStay Funds (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
54	MainStay MacKay High Yield Corporate Bond Fund

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
55

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
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1739388MS071-21	MSHY10-06/21
(NYLIM) NL212

MainStay MacKay International Equity Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
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Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[1]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	1/3/1995	17.43%	36.91%	11.02%	5.93%	1.40%
		Excluding sales charges		24.26	44.88	12.28	6.53	1.40
Investor Class Shares[2]	Maximum 5% Initial Sales Charge	With sales charges	2/28/2008	17.84	36.40	10.62	5.57	1.75
		Excluding sales charges		24.04	44.34	11.88	6.17	1.75
Class B Shares[3]	Maximum 5% CDSC	With sales charges	9/13/1994	18.56	38.22	10.78	5.36	2.50
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		23.56	43.22	11.04	5.36	2.50
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	22.55	42.30	11.04	5.37	2.50
	if Redeemed Within One Year of Purchase	Excluding sales charges		23.55	43.30	11.04	5.37	2.50
Class I Shares	No Sales Charge		1/2/2004	24.42	45.32	12.62	6.82	1.15
Class R1 Shares	No Sales Charge		1/2/2004	24.27	45.02	12.44	6.69	1.25
Class R2 Shares	No Sales Charge		1/2/2004	24.17	44.73	12.18	6.43	1.50
Class R3 Shares	No Sales Charge		4/28/2006	23.96	44.31	11.88	6.15	1.75
Class R6 Shares	No Sales Charge		2/28/2019	24.40	45.35	19.41	N/A	1.02

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI ACWI® ex USA Index (Net)[1]	27.40%	42.98%	9.83%	4.73%
MSCI EAFE Index® (Net)[2]	28.84	39.88	8.87	5.22
Morningstar Foreign Large Growth Category Average[3]	22.78	46.85	12.84	7.03

1.	The Fund has selected the MSCI ACWI® (All Country World Index) ex USA Index (Net) as its primary broad-based securities market index for comparison purposes. The MSCI ACWI® ex USA Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
2.	The MSCI EAFE® Index (Net) is the Fund’s secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Foreign Large Growth Category Average is representative of funds that focus on high-priced growth stocks, mainly outside of the United States. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market and will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay International Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay International Equity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,242.60	$ 6.62	$1,018.89	$ 5.96	1.19%
Investor Class Shares	$1,000.00	$1,240.40	$ 8.44	$1,017.26	$ 7.60	1.52%
Class B Shares	$1,000.00	$1,235.60	$12.58	$1,013.54	$11.33	2.27%
Class C Shares	$1,000.00	$1,235.50	$12.58	$1,013.54	$11.33	2.27%
Class I Shares	$1,000.00	$1,244.20	$ 4.73	$1,020.58	$ 4.26	0.85%
Class R1 Shares	$1,000.00	$1,242.70	$ 5.78	$1,019.64	$ 5.21	1.04%
Class R2 Shares	$1,000.00	$1,241.70	$ 7.17	$1,018.40	$ 6.46	1.29%
Class R3 Shares	$1,000.00	$1,239.60	$ 8.55	$1,017.16	$ 7.70	1.54%
Class R6 Shares	$1,000.00	$1,244.00	$ 4.62	$1,020.68	$ 4.16	0.83%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of April 30, 2021 (Unaudited)
United Kingdom	18.2%
Germany	15.3
United States	11.2
Japan	9.0
France	8.7
Netherlands	6.4
India	4.7
China	4.2
Denmark	4.0
Switzerland	3.8
Taiwan	3.7
Sweden	3.0%
Spain	2.8
Brazil	1.6
Mexico	1.2
Canada	1.1
Ireland	1.0
Israel	1.0
Other Assets, Less Liabilities	–0.9
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	Tencent Holdings Ltd.
2.	Lonza Group AG (Registered)
3.	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored
4.	Deutsche Boerse AG
5.	Linde plc
6.	STERIS plc
7.	SAP SE
8.	Koninklijke Philips NV
9.	Experian plc
10.	Koninklijke DSM NV

8	MainStay MacKay International Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Carlos Garcia-Tunon, CFA, Ian Murdoch, CFA, and Lawrence Rosenberg, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay International Equity Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay MacKay International Equity Fund returned 24.42%, underperforming the 27.40% return of the Fund’s primary benchmark, the MSCI ACWI® (All Country World Index) ex USA Index (Net), and the 28.84% return of the Fund’s secondary benchmark, the MSCI EAFE® Index (Net). Over the same period, Class I shares outperformed the 22.78% return of the Morningstar Foreign Large Growth Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
A number of events propelled risk assets higher during the reporting period. These included Joseph Biden’s U.S. Presidential win and news of multiple efficacious COVID-19 vaccines, followed by the rapid rollout of those vaccines. Combined with lofty U.S. stimulus plans, these events spurred optimism for a normalization in global economic activity and increased inflation expectations. This, in turn, drove sector and style rotation, with international value stocks strongly outperforming international growth stocks in the reporting period.
Canadian stocks were notable outperformers compared to the MSCI ACWI® ex USA Index (Net) as the value of many commodities, especially crude oil, experienced a material jump in the reporting period. European equities also outperformed as they were seen to benefit disproportionately from growing expectations for a cyclical recovery and strengthening inflation. Asia Pacific ex-Japan stocks also outperformed as the region was seen to benefit from strengthening economic activity in China. Japanese shares were notable underperformers as investors sought higher beta2 risk exposures and the country faced recurring waves of COVID-19 infections. Emerging markets varied widely but collectively underperformed the benchmark as several countries grappled with unique COVID-19 or economic challenges.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the sectors making the strongest positive contributions to the Fund’s performance relative to the MSCI ACWI® ex USA Index (Net) were consumer discretionary, consumer staples and financials. (Contributions take weightings and total returns into account.) During the same period, the weakest contributors to relative performance were the materials, industrials and real estate sectors.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The top contributors to the Fund’s absolute performance during the reporting period included U.K.-domiciled global life insurer Prudential plc, U.K. wealth management firm St. James’s Place, and Spanish omni-channel apparel retailer Industria de Diseño Textil (“Inditex”). The most significant detractors from absolute performance during the same period were Japanese outsourced fringe benefits provider Relo Group, Japanese subscription-based contact lens provider Menicon, and France-based worldwide in-vitro diagnostics provider bioMérieux.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund’s largest initial purchase was in bioMérieux, mentioned above, while the largest increased position size was in Swiss contract development and manufacturing organization (CDMO) Lonza Group. The Fund’s largest full sale during the same period was in German dialysis equipment and services provider Fresenius Medical Care, while the largest decreased position size was in global management and technology consulting firm Accenture.
How did the Fund’s sector and/or country weightings change during the reporting period?
During the reporting period, the Fund’s largest increases in sector exposure relative to the MSCI ACWI® ex USA Index (Net) were in industrials and consumer discretionary. Conversely, the Fund’s largest decreases in benchmark-relative sector exposures were in information technology and real estate.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, the Fund’s largest overweight exposures relative to the MSCI ACWI® ex USA Index (Net) were to the information technology and health care sectors. As of the same date, the Fund’s most significant underweight exposures were to the consumer discretionary and consumer staples sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments April 30, 2021† (Unaudited)
	Shares	Value
Common Stocks 97.4%
Brazil 1.6%
Notre Dame Intermedica Participacoes SA (Health Care Providers & Services)	432,894	$ 6,476,615
Canada 1.1%
Constellation Software, Inc. (Software)	3,094	4,540,829
China 4.2%
Tencent Holdings Ltd. (Interactive Media & Services)	214,807	17,228,253
Denmark 4.0%
Chr Hansen Holding A/S (Chemicals)	40,093	3,683,985
Novo Nordisk A/S, Class B (Pharmaceuticals)	171,701	12,690,606
		16,374,591
France 8.7%
BioMerieux (Health Care Equipment & Supplies)	70,205	8,349,240
Dassault Systemes SE (Software)	17,636	4,091,096
Edenred (IT Services)	193,943	10,993,870
Teleperformance (Professional Services)	31,728	12,248,355
		35,682,561
Germany 15.3%
Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	21,460	3,781,032
Deutsche Boerse AG (Capital Markets)	85,582	14,744,274
SAP SE (Software)	95,731	13,438,212
Scout24 AG (Interactive Media & Services) (a)	152,191	12,650,658
Symrise AG (Chemicals)	96,675	12,482,836
Zalando SE (Internet & Direct Marketing Retail) (a)(b)	52,086	5,419,169
		62,516,181
India 4.7%
HDFC Bank Ltd. (Banks) (b)	594,176	11,328,830
Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	239,657	7,830,084
		19,158,914
Ireland 1.0%
ICON plc (Life Sciences Tools & Services) (b)(c)	19,012	4,124,653
	Shares	Value

Israel 1.0%
NICE Ltd., Sponsored ADR (Software) (b)	16,959	$ 4,091,020
Japan 9.0%
CyberAgent, Inc. (Media)	459,500	9,451,514
Menicon Co. Ltd. (Health Care Equipment & Supplies)	103,500	6,307,164
Relo Group, Inc. (Real Estate Management & Development)	287,900	5,927,121
SMS Co. Ltd. (Professional Services)	239,600	6,541,920
TechnoPro Holdings, Inc. (Professional Services)	119,600	8,787,519
		37,015,238
Mexico 1.2%
Regional SAB de CV (Banks) (b)	960,080	4,877,417
Netherlands 6.4%
Koninklijke DSM NV (Chemicals)	72,550	13,013,707
Koninklijke Philips NV (Health Care Equipment & Supplies)	231,176	13,029,421
		26,043,128
Spain 2.8%
Industria de Diseno Textil SA (Specialty Retail) (c)	327,144	11,649,809
Sweden 3.0%
Hexagon AB, Class B (Electronic Equipment, Instruments & Components)	93,498	8,917,351
MIPS AB (Leisure Products)	44,473	3,595,959
		12,513,310
Switzerland 3.8%
Lonza Group AG (Registered) (Life Sciences Tools & Services)	24,375	15,501,779
Taiwan 3.7%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	130,189	15,198,264
United Kingdom 18.2%
Big Yellow Group plc (Equity Real Estate Investment Trusts)	236,751	3,910,501
Diageo plc (Beverages)	263,200	11,817,137
Experian plc (Professional Services)	337,667	13,020,073

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay MacKay International Equity Fund

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
HomeServe plc (Commercial Services & Supplies)	523,546	$ 7,910,093
Linde plc (Chemicals)	50,508	14,437,207
Prudential plc (Insurance)	508,231	10,770,539
St James's Place plc (Capital Markets)	666,045	12,523,641
		74,389,191
United States 7.7%
Accenture plc, Class A (IT Services)	12,934	3,750,472
Globant SA (IT Services) (b)	17,070	3,912,103
STERIS plc (Health Care Equipment & Supplies)	66,922	14,121,880
TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	73,230	9,847,238
		31,631,693
Total Common Stocks (Cost $307,340,301)		399,013,446
Short-Term Investments 3.5%
Affiliated Investment Company 0.1%
United States 0.1%
MainStay U.S. Government Liquidity Fund, 0.01% (d)	498,680	498,680
	Shares	Value

Unaffiliated Investment Company 3.4%
United States 3.4%
BlackRock Liquidity FedFund, 0.05% (d)(e)	13,649,915	$ 13,649,915
Total Short-Term Investments (Cost $14,148,595)		14,148,595
Total Investments (Cost $321,488,896)	100.9%	413,162,041
Other Assets, Less Liabilities	(0.9)	(3,668,395)
Net Assets	100.0%	$ 409,493,646

†	Percentages indicated are based on Fund net assets.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Non-income producing security.
(c)	All or a portion of this security was held on loan. As of April 30, 2021, the aggregate market value of securities on loan was $12,864,729. The Fund received cash collateral with a value of $13,649,915. (See Note 2(I))
(d)	Current yield as of April 30, 2021.
(e)	Represents a security purchased with cash collateral received for securities on loan.

Abbreviation(s):
ADR—American Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 382,638,855	$ 16,374,591	$ —	$ 399,013,446
Short-Term Investments
Affiliated Investment Company	498,680	—	—	498,680
Unaffiliated Investment Company	13,649,915	—	—	13,649,915
Total Short-Term Investments	14,148,595	—	—	14,148,595
Total Investments in Securities	$ 396,787,450	$ 16,374,591	$ —	$ 413,162,041

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent
Banks	$ 16,206,247	4.0%
Beverages	11,817,137	2.9
Capital Markets	27,267,915	6.7
Chemicals	43,617,735	10.7
Commercial Services & Supplies	7,910,093	1.9
Electronic Equipment, Instruments & Components	18,764,589	4.5
Equity Real Estate Investment Trusts	3,910,501	1.0
Health Care Equipment & Supplies	45,588,737	11.0
Health Care Providers & Services	6,476,615	1.6
Insurance	10,770,539	2.6
Interactive Media & Services	29,878,911	7.3
Internet & Direct Marketing Retail	5,419,169	1.3
IT Services	18,656,445	4.6
Leisure Products	3,595,959	0.9
Life Sciences Tools & Services	19,626,432	4.8
Media	9,451,514	2.3
Pharmaceuticals	12,690,606	3.1
Professional Services	40,597,867	9.9
Real Estate Management & Development	5,927,121	1.5
Semiconductors & Semiconductor Equipment	15,198,264	3.7
Software	26,161,157	6.4
Specialty Retail	11,649,809	2.8
Thrifts & Mortgage Finance	7,830,084	1.9
	399,013,446	97.4
Short-Term Investments	14,148,595	3.5
Other Assets, Less Liabilities	(3,668,395)	(0.9)
Net Assets	$409,493,646	100.0%

†	Percentages indicated are based on Fund net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay International Equity Fund

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $320,990,216) including securities on loan of $12,864,729	$412,663,361
Investment in affiliated investment companies, at value (identified cost $498,680)	498,680
Cash denominated in foreign currencies (identified cost $9,346,005)	9,524,641
Receivables:
Dividends and interest	1,080,450
Fund shares sold	283,727
Investment securities sold	216,715
Securities lending	1,763
Other assets	81,489
Total assets	424,350,826
Liabilities
Cash collateral received for securities on loan	13,649,915
Payables:
Foreign capital gains tax (See Note 2)	746,942
Manager (See Note 3)	248,826
Transfer agent (See Note 3)	49,950
Professional fees	41,713
Fund shares redeemed	37,002
Custodian	29,228
NYLIFE Distributors (See Note 3)	26,243
Shareholder communication	24,097
Accrued expenses	3,264
Total liabilities	14,857,180
Net assets	$409,493,646
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 186,206
Additional paid-in-capital	291,489,249
291,675,455
Total distributable earnings (loss)	117,818,191
Net assets	$409,493,646
Class A
Net assets applicable to outstanding shares	$ 79,804,256
Shares of beneficial interest outstanding	3,644,806
Net asset value per share outstanding	$ 21.90
Maximum sales charge (5.50% of offering price)	1.27
Maximum offering price per share outstanding	$ 23.17
Investor Class
Net assets applicable to outstanding shares	$ 24,059,003
Shares of beneficial interest outstanding	1,113,966
Net asset value per share outstanding	$ 21.60
Maximum sales charge (5.00% of offering price)	1.14
Maximum offering price per share outstanding	$ 22.74
Class B
Net assets applicable to outstanding shares	$ 2,460,811
Shares of beneficial interest outstanding	131,917
Net asset value and offering price per share outstanding	$ 18.65
Class C
Net assets applicable to outstanding shares	$ 2,620,455
Shares of beneficial interest outstanding	140,465
Net asset value and offering price per share outstanding	$ 18.66
Class I
Net assets applicable to outstanding shares	$ 47,605,251
Shares of beneficial interest outstanding	2,154,094
Net asset value and offering price per share outstanding	$ 22.10
Class R1
Net assets applicable to outstanding shares	$ 181,795
Shares of beneficial interest outstanding	8,281
Net asset value and offering price per share outstanding	$ 21.95
Class R2
Net assets applicable to outstanding shares	$ 472,427
Shares of beneficial interest outstanding	21,553
Net asset value and offering price per share outstanding	$ 21.92
Class R3
Net assets applicable to outstanding shares	$ 1,451,725
Shares of beneficial interest outstanding	67,164
Net asset value and offering price per share outstanding	$ 21.61
Class R6
Net assets applicable to outstanding shares	$250,837,923
Shares of beneficial interest outstanding	11,338,393
Net asset value and offering price per share outstanding	$ 22.12

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $129,109)	$ 1,688,503
Securities lending	2,457
Dividends-affiliated	28
Interest	13
Total income	1,691,001
Expenses
Manager (See Note 3)	1,714,181
Distribution/Service—Class A (See Note 3)	92,173
Distribution/Service—Investor Class (See Note 3)	29,410
Distribution/Service—Class B (See Note 3)	12,718
Distribution/Service—Class C (See Note 3)	15,209
Distribution/Service—Class R2 (See Note 3)	708
Distribution/Service—Class R3 (See Note 3)	3,392
Transfer agent (See Note 3)	136,717
Registration	61,173
Professional fees	45,826
Custodian	40,385
Shareholder communication	17,231
Trustees	3,785
Insurance	1,229
Shareholder service (See Note 3)	1,044
Miscellaneous	15,414
Total expenses before waiver/reimbursement	2,190,595
Expense waiver/reimbursement from Manager (See Note 3)	(327,331)
Net expenses	1,863,264
Net investment income (loss)	(172,263)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	30,309,338
Foreign currency transactions	639,552
Net realized gain (loss)	30,948,890
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments(a)	48,839,174
Translation of other assets and liabilities in foreign currencies	315,761
Net change in unrealized appreciation (depreciation)	49,154,935
Net realized and unrealized gain (loss)	80,103,825
Net increase (decrease) in net assets resulting from operations	$79,931,562

(a)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(715,684).
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay International Equity Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (172,263)	$ 461,055
Net realized gain (loss)	30,948,890	10,333,966
Net change in unrealized appreciation (depreciation)	49,154,935	17,780,932
Net increase (decrease) in net assets resulting from operations	79,931,562	28,575,953
Distributions to shareholders:
Class A	(2,496,323)	(1,722,435)
Investor Class	(878,981)	(658,491)
Class B	(104,666)	(97,268)
Class C	(133,782)	(119,383)
Class I	(1,460,846)	(1,446,255)
Class R1	(5,793)	(8,457)
Class R2	(19,645)	(12,558)
Class R3	(47,741)	(31,572)
Class R6	(8,406,730)	(6,312,311)
Total distributions to shareholders	(13,554,507)	(10,408,730)
Capital share transactions:
Net proceeds from sales of shares	23,801,538	37,289,281
Net asset value of shares issued to shareholder in reinvestment of distributions	13,508,068	10,370,218
Cost of shares redeemed	(21,866,225)	(49,485,401)
Increase (decrease) in net assets derived from capital share transactions	15,443,381	(1,825,902)
Net increase (decrease) in net assets	81,820,436	16,341,321
Net Assets
Beginning of period	327,673,210	311,331,889
End of period	$409,493,646	$327,673,210
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 18.27	$ 17.12	$ 15.48	$ 16.38	$ 13.51	$ 13.51
Net investment income (loss) (a)	(0.03)	(0.01)	0.09	0.03	0.00‡	0.04
Net realized and unrealized gain (loss) on investments	4.37	1.69	1.73	(0.83)	2.90	(0.04)
Net realized and unrealized gain (loss) on foreign currency transactions	0.03	(0.01)	(0.03)	(0.01)	0.01	0.01
Total from investment operations	4.37	1.67	1.79	(0.81)	2.91	0.01
Less distributions:
From net investment income	—	(0.05)	—	(0.09)	(0.04)	(0.01)
From net realized gain on investments	(0.74)	(0.47)	(0.15)	—	—	—
Total distributions	(0.74)	(0.52)	(0.15)	(0.09)	(0.04)	(0.01)
Net asset value at end of period	$ 21.90	$ 18.27	$ 17.12	$ 15.48	$ 16.38	$ 13.51
Total investment return (b)	24.26%	9.84%	11.74%	(4.98)%	21.59%	0.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.31)%††	(0.09)%	0.57%	0.17%	0.01%	0.28% (c)
Net expenses (d)	1.19%††	1.21%	1.21%	1.32%	1.34%	1.32% (e)
Expenses (before waiver/reimbursement) (d)	1.35%††	1.40%	1.35%	1.32%	1.34%	1.32% (e)
Portfolio turnover rate	29%	135%	58%	53%	45%	33%
Net assets at end of period (in 000’s)	$ 79,804	$ 61,795	$ 57,566	$ 59,304	$ 54,553	$ 41,891

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.27%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 1.33%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay International Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 18.06	$ 16.94	$ 15.38	$ 16.27	$ 13.43	$ 13.47
Net investment income (loss) (a)	(0.07)	(0.07)	0.03	(0.03)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	4.31	1.67	1.71	(0.82)	2.87	(0.04)
Net realized and unrealized gain (loss) on foreign currency transactions	0.04	(0.01)	(0.03)	(0.01)	0.01	0.01
Total from investment operations	4.28	1.59	1.71	(0.86)	2.84	(0.04)
Less distributions:
From net investment income	—	—	—	(0.03)	—	—
From net realized gain on investments	(0.74)	(0.47)	(0.15)	—	—	—
Total distributions	(0.74)	(0.47)	(0.15)	(0.03)	—	—
Net asset value at end of period	$ 21.60	$ 18.06	$ 16.94	$ 15.38	$ 16.27	$ 13.43
Total investment return (b)	24.04%	9.40%	11.36%	(5.31)%	21.15%	(0.30)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.65)%††	(0.43)%	0.21%	(0.19)%	(0.26)%	(0.11)% (c)
Net expenses (d)	1.52%††	1.56%	1.59%	1.66%	1.69%	1.69% (e)
Expenses (before waiver/reimbursement) (d)	1.68%††	1.75%	1.75%	1.70%	1.69%	1.69% (e)
Portfolio turnover rate	29%	135%	58%	53%	45%	33%
Net assets at end of period (in 000’s)	$ 24,059	$ 21,699	$ 23,870	$ 21,679	$ 25,029	$ 31,523

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.12)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 1.70%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class B		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 15.74	$ 14.94	$ 13.68	$ 14.55	$ 12.10	$ 12.23
Net investment income (loss) (a)	(0.13)	(0.18)	(0.08)	(0.14)	(0.14)	(0.10)
Net realized and unrealized gain (loss) on investments	3.75	1.46	1.51	(0.72)	2.58	(0.04)
Net realized and unrealized gain (loss) on foreign currency transactions	0.03	(0.01)	(0.02)	(0.01)	0.01	0.01
Total from investment operations	3.65	1.27	1.41	(0.87)	2.45	(0.13)
Less distributions:
From net realized gain on investments	(0.74)	(0.47)	(0.15)	—	—	—
Net asset value at end of period	$ 18.65	$ 15.74	$ 14.94	$ 13.68	$ 14.55	$ 12.10
Total investment return (b)	23.56%	8.57%	10.49%	(5.98)%	20.25%	(1.06)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.42)%††	(1.20)%	(0.59)%	(0.95)%	(1.05)%	(0.86)% (c)
Net expenses (d)	2.27%††	2.31%	2.35%	2.41%	2.44%	2.44% (e)
Expenses (before waiver/reimbursement) (d)	2.43%††	2.50%	2.50%	2.44%	2.44%	2.44% (e)
Portfolio turnover rate	29%	135%	58%	53%	45%	33%
Net assets at end of period (in 000’s)	$ 2,461	$ 2,368	$ 3,345	$ 4,404	$ 6,210	$ 6,991

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.87)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 2.45%.

	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 15.75	$ 14.93	$ 13.68	$ 14.56	$ 12.10	$ 12.23
Net investment income (loss) (a)	(0.13)	(0.18)	(0.09)	(0.14)	(0.14)	(0.10)
Net realized and unrealized gain (loss) on investments	3.75	1.48	1.51	(0.73)	2.59	(0.04)
Net realized and unrealized gain (loss) on foreign currency transactions	0.03	(0.01)	(0.02)	(0.01)	0.01	0.01
Total from investment operations	3.65	1.29	1.40	(0.88)	2.46	(0.13)
Less distributions:
From net realized gain on investments	(0.74)	(0.47)	(0.15)	—	—	—
Net asset value at end of period	$ 18.66	$ 15.75	$ 14.93	$ 13.68	$ 14.56	$ 12.10
Total investment return (b)	23.55%	8.64%	10.49%	(6.04)%	20.33%	(1.06)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.46)%††	(1.20)%	(0.65)%	(0.93)%	(1.05)%	(0.84)% (c)
Net expenses (d)	2.27%††	2.31%	2.35%	2.41%	2.44%	2.44% (e)
Expenses (before waiver/reimbursement) (d)	2.43%††	2.50%	2.50%	2.44%	2.44%	2.44% (e)
Portfolio turnover rate	29%	135%	58%	53%	45%	33%
Net assets at end of period (in 000’s)	$ 2,620	$ 2,952	$ 3,915	$ 6,960	$ 7,564	$ 7,850

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.85)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 2.45%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay International Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 18.43	$ 17.28	$ 15.57	$ 16.48	$ 13.59	$ 13.59
Net investment income (loss) (a)	0.00‡	0.05	0.09	0.07	0.05	0.07
Net realized and unrealized gain (loss) on investments	4.40	1.70	1.81	(0.84)	2.90	(0.04)
Net realized and unrealized gain (loss) on foreign currency transactions	0.03	(0.01)	(0.03)	(0.01)	0.01	0.01
Total from investment operations	4.43	1.74	1.87	(0.78)	2.96	0.04
Less distributions:
From net investment income	(0.02)	(0.12)	(0.01)	(0.13)	(0.07)	(0.04)
From net realized gain on investments	(0.74)	(0.47)	(0.15)	—	—	—
Total distributions	(0.76)	(0.59)	(0.16)	(0.13)	(0.07)	(0.04)
Net asset value at end of period	$ 22.10	$ 18.43	$ 17.28	$ 15.57	$ 16.48	$ 13.59
Total investment return (b)	24.42%	10.22%	12.19%	(4.80)%	21.94%	0.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.04%††	0.27%	0.55%	0.42%	0.31%	0.54% (c)
Net expenses (d)	0.85%††	0.85%	0.92%	1.07%	1.09%	1.07% (e)
Expenses (before waiver/reimbursement) (d)	1.10%††	1.16%	1.10%	1.07%	1.09%	1.07% (e)
Portfolio turnover rate	29%	135%	58%	53%	45%	33%
Net assets at end of period (in 000’s)	$ 47,605	$ 35,880	$ 43,280	$ 213,030	$ 205,009	$ 179,274

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.53%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 1.08%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class R1		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 18.31	$ 17.15	$ 15.48	$ 16.38	$ 13.51	$ 13.51
Net investment income (loss) (a)	(0.02)	(0.01)	0.05	0.05	0.03	0.06
Net realized and unrealized gain (loss) on investments	4.37	1.72	1.80	(0.83)	2.89	(0.05)
Net realized and unrealized gain (loss) on foreign currency transactions	0.03	(0.01)	(0.03)	(0.01)	0.01	0.01
Total from investment operations	4.38	1.70	1.82	(0.79)	2.93	0.02
Less distributions:
From net investment income	—	(0.07)	—	(0.11)	(0.06)	(0.02)
From net realized gain on investments	(0.74)	(0.47)	(0.15)	—	—	—
Total distributions	(0.74)	(0.54)	(0.15)	(0.11)	(0.06)	(0.02)
Net asset value at end of period	$ 21.95	$ 18.31	$ 17.15	$ 15.48	$ 16.38	$ 13.51
Total investment return (b)	24.27%	10.05%	11.93%	(4.86)%	21.78%	0.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.15)%††	(0.05)%	0.33%	0.29%	0.21%	0.41% (c)
Net expenses (d)	1.04%††	1.06%	1.11%	1.17%	1.19%	1.17% (e)
Expenses (before waiver/reimbursement) (d)	1.20%††	1.25%	1.19%	1.17%	1.19%	1.17% (e)
Portfolio turnover rate	29%	135%	58%	53%	45%	33%
Net assets at end of period (in 000’s)	$ 182	$ 143	$ 265	$ 2,109	$ 2,616	$ 2,478

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.40%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 1.18%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay International Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class R2		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 18.30	$ 17.15	$ 15.52	$ 16.42	$ 13.54	$ 13.54
Net investment income (loss) (a)	(0.04)	(0.03)	0.06	(0.02)	0.01	0.01
Net realized and unrealized gain (loss) on investments	4.37	1.69	1.75	(0.79)	2.88	(0.01)
Net realized and unrealized gain (loss) on foreign currency transactions	0.03	(0.01)	(0.03)	(0.01)	0.01	0.00‡
Total from investment operations	4.36	1.65	1.78	(0.82)	2.90	0.00‡
Less distributions:
From net investment income	—	(0.03)	—	(0.08)	(0.02)	—
From net realized gain on investments	(0.74)	(0.47)	(0.15)	—	—	—
Total distributions	(0.74)	(0.50)	(0.15)	(0.08)	(0.02)	—
Net asset value at end of period	$ 21.92	$ 18.30	$ 17.15	$ 15.52	$ 16.42	$ 13.54
Total investment return (b)	24.17%	9.72%	11.64%	(5.06)% (c)	21.55% (c)	(0.07)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.42)%††	(0.18)%	0.38%	(0.13)%	0.06%	0.08%
Net expenses (d)	1.29%††	1.31%	1.31%	1.42%	1.44%	1.42%
Expenses (before waiver/reimbursement) (d)	1.45%††	1.50%	1.45%	1.42%	1.44%	1.42%
Portfolio turnover rate	29%	135%	58%	53%	45%	33%
Net assets at end of period (in 000’s)	$ 472	$ 486	$ 454	$ 602	$ 1,201	$ 847

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class R3		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 18.08	$ 16.96	$ 15.38	$ 16.29	$ 13.44	$ 13.48
Net investment income (loss) (a)	(0.07)	(0.08)	0.03	(0.04)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	4.31	1.68	1.73	(0.82)	2.88	(0.04)
Net realized and unrealized gain (loss) on foreign currency transactions	0.03	(0.01)	(0.03)	(0.01)	0.01	0.01
Total from investment operations	4.27	1.59	1.73	(0.87)	2.85	(0.04)
Less distributions:
From net investment income	—	—	—	(0.04)	—	—
From net realized gain on investments	(0.74)	(0.47)	(0.15)	—	—	—
Total distributions	(0.74)	(0.47)	(0.15)	(0.04)	—	—
Net asset value at end of period	$ 21.61	$ 18.08	$ 16.96	$ 15.38	$ 16.29	$ 13.44
Total investment return (b)	23.96%	9.46%	11.35%	(5.39)% (c)	21.21%	(0.30)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.66)%††	(0.46)%	0.22%	(0.21)%	(0.27)%	(0.11)% (d)
Net expenses (e)	1.54%††	1.56%	1.56%	1.67%	1.69%	1.67% (f)
Expenses (before waiver/reimbursement) (e)	1.70%††	1.75%	1.70%	1.67%	1.69%	1.67% (f)
Portfolio turnover rate	29%	135%	58%	53%	45%	33%
Net assets at end of period (in 000’s)	$ 1,452	$ 1,140	$ 1,154	$ 1,057	$ 1,446	$ 1,108

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been (0.12)%.
(e)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 1.68%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay International Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,	February 28, 2019 through October 31, 2019^
Class R6		2020
Net asset value at beginning of period	$ 18.45	$ 17.28	$ 16.13
Net investment income (loss) (a)	0.00‡	0.05	0.15
Net realized and unrealized gain (loss) on investments	4.41	1.71	1.02
Net realized and unrealized gain (loss) on foreign currency transactions	0.03	(0.01)	(0.02)
Total from investment operations	4.44	1.75	1.15
Less distributions:
From net investment income	(0.03)	(0.11)	—
From net realized gain on investments	(0.74)	(0.47)	—
Total distributions	(0.77)	(0.58)	—
Net asset value at end of period	$ 22.12	$ 18.45	$ 17.28
Total investment return (b)	24.40%	10.27%	7.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.05%††	0.31%	1.37%††
Net expenses (c)	0.83%††	0.83%	0.83%††
Expenses (before waiver/reimbursement) (c)	0.99%††	1.02%	1.00%††
Portfolio turnover rate	29%	135%	58%
Net assets at end of period (in 000’s)	$ 250,838	$ 201,210	$ 177,483

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay International Equity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	September 13, 1994
Class C	September 1, 1998
Class I	January 2, 2004
Class R1	January 2, 2004
Class R2	January 2, 2004
Class R3	April 28, 2006
Class R6	February 28, 2019
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1,Class R2,Class R3 and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as

24	MainStay MacKay International Equity Fund

defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market
25

Notes to Financial Statements (Unaudited) (continued)
value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of April 30, 2021, are shown in the Portfolio of Investments.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

26	MainStay MacKay International Equity Fund

(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(J) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected
27

Notes to Financial Statements (Unaudited) (continued)
by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.89% up to $500 million; and 0.85% in excess of $500 million. During the six-month period ended April 30, 2021, the effective management fee rate was 0.89% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class I, 0.85% and Class R6, 0.83%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class R6 shares waiver/reimbursement to the Class A, Investor Class, Class B, Class C, Class R1, Class R2 and Class R3 shares. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time without notice.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $1,714,181 and waived fees and/or reimbursed expenses in the amount of $327,331 and paid the Subadvisor fees in the amount of $693,883.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along

28	MainStay MacKay International Equity Fund

with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2021, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 83
Class R2	283
Class R3	678
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2021, were $7,733 and $2,388, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2021, of $745, $1,057 and $316, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$41,822	$—
Investor Class	52,238	—
Class B	5,647	—
Class C	6,753	—
Class I	24,325	—
Class R1	94	—
Class R2	321	—
Class R3	770	—
Class R6	4,747	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 565	$ 13,753	$ (13,819)	$ —	$ —	$ 499	$ —(a)	$ —	499

(a)	Less than $500.

29

Notes to Financial Statements (Unaudited) (continued)
(G) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$106,454,385	42.4%
Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$318,912,848	$95,709,819	$(1,460,625)	$94,249,194
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$ 1,693,597
Long-Term Capital Gains	8,715,133
Total	$10,408,730
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $6,213 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of securities, other than short-term securities, were $178,400 and $107,534, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:

30	MainStay MacKay International Equity Fund

Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	277,044	$ 5,809,884
Shares issued to shareholders in reinvestment of distributions	122,230	2,462,926
Shares redeemed	(271,221)	(5,651,797)
Net increase (decrease) in shares outstanding before conversion	128,053	2,621,013
Shares converted into Class A (See Note 1)	135,218	2,803,670
Shares converted from Class A (See Note 1)	(115)	(2,340)
Net increase (decrease)	263,156	$ 5,422,343
Year ended October 31, 2020:
Shares sold	305,883	$ 5,330,979
Shares issued to shareholders in reinvestment of distributions	95,951	1,698,341
Shares redeemed	(600,551)	(10,083,501)
Net increase (decrease) in shares outstanding before conversion	(198,717)	(3,054,181)
Shares converted into Class A (See Note 1)	223,664	4,030,614
Shares converted from Class A (See Note 1)	(5,124)	(79,523)
Net increase (decrease)	19,823	$ 896,910

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	31,183	$ 646,585
Shares issued to shareholders in reinvestment of distributions	44,112	877,820
Shares redeemed	(51,158)	(1,055,262)
Net increase (decrease) in shares outstanding before conversion	24,137	469,143
Shares converted into Investor Class (See Note 1)	15,207	313,756
Shares converted from Investor Class (See Note 1)	(126,794)	(2,593,639)
Net increase (decrease)	(87,450)	$ (1,810,740)
Year ended October 31, 2020:
Shares sold	83,420	$ 1,384,378
Shares issued to shareholders in reinvestment of distributions	37,405	656,557
Shares redeemed	(147,323)	(2,489,350)
Net increase (decrease) in shares outstanding before conversion	(26,498)	(448,415)
Shares converted into Investor Class (See Note 1)	27,800	458,079
Shares converted from Investor Class (See Note 1)	(208,691)	(3,739,070)
Net increase (decrease)	(207,389)	$ (3,729,406)

Class B	Shares	Amount
Period ended April 30, 2021:
Shares sold	2,380	$ 42,686
Shares issued to shareholders in reinvestment of distributions	6,071	104,666
Shares redeemed	(9,886)	(177,760)
Net increase (decrease) in shares outstanding before conversion	(1,435)	(30,408)
Shares converted from Class B (See Note 1)	(17,040)	(305,411)
Net increase (decrease)	(18,475)	$ (335,819)
Year ended October 31, 2020:
Shares sold	1,072	$ 15,470
Shares issued to shareholders in reinvestment of distributions	6,316	97,267
Shares redeemed	(39,599)	(579,400)
Net increase (decrease) in shares outstanding before conversion	(32,211)	(466,663)
Shares converted from Class B (See Note 1)	(41,338)	(610,299)
Net increase (decrease)	(73,549)	$ (1,076,962)

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	4,946	$ 89,047
Shares issued to shareholders in reinvestment of distributions	7,760	133,783
Shares redeemed	(47,615)	(852,120)
Net increase (decrease) in shares outstanding before conversion	(34,909)	(629,290)
Shares converted from Class C (See Note 1)	(12,108)	(216,036)
Net increase (decrease)	(47,017)	$ (845,326)
Year ended October 31, 2020:
Shares sold	17,456	$ 265,182
Shares issued to shareholders in reinvestment of distributions	7,668	118,089
Shares redeemed	(95,370)	(1,445,206)
Net increase (decrease) in shares outstanding before conversion	(70,246)	(1,061,935)
Shares converted from Class C (See Note 1)	(4,412)	(64,219)
Net increase (decrease)	(74,658)	$ (1,126,154)

31

Notes to Financial Statements (Unaudited) (continued)
Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	274,249	$ 5,806,319
Shares issued to shareholders in reinvestment of distributions	71,624	1,454,680
Shares redeemed	(138,770)	(2,926,329)
Net increase (decrease)	207,103	$ 4,334,670
Year ended October 31, 2020:
Shares sold	176,080	$ 3,133,855
Shares issued to shareholders in reinvestment of distributions	80,878	1,438,833
Shares redeemed	(815,405)	(13,551,566)
Net increase (decrease) in shares outstanding before conversion	(558,447)	(8,978,878)
Shares converted into Class I (See Note 1)	232	4,418
Net increase (decrease)	(558,215)	$ (8,974,460)

Class R1	Shares	Amount
Period ended April 30, 2021:
Shares sold	695	$ 14,680
Shares issued to shareholders in reinvestment of distributions	287	5,793
Shares redeemed	(493)	(10,141)
Net increase (decrease)	489	$ 10,332
Year ended October 31, 2020:
Shares sold	1,016	$ 17,294
Shares issued to shareholders in reinvestment of distributions	478	8,457
Shares redeemed	(9,157)	(160,158)
Net increase (decrease)	(7,663)	$ (134,407)

Class R2	Shares	Amount
Period ended April 30, 2021:
Shares sold	660	$ 14,055
Shares issued to shareholders in reinvestment of distributions	697	14,076
Shares redeemed	(6,351)	(140,877)
Net increase (decrease)	(4,994)	$ (112,746)
Year ended October 31, 2020:
Shares sold	1,521	$ 26,460
Shares issued to shareholders in reinvestment of distributions	501	8,885
Shares redeemed	(1,949)	(34,210)
Net increase (decrease)	73	$ 1,135

Class R3	Shares	Amount
Period ended April 30, 2021:
Shares sold	7,030	$ 145,065
Shares issued to shareholders in reinvestment of distributions	2,389	47,594
Shares redeemed	(5,338)	(111,156)
Net increase (decrease)	4,081	$ 81,503
Year ended October 31, 2020:
Shares sold	14,635	$ 248,807
Shares issued to shareholders in reinvestment of distributions	1,793	31,478
Shares redeemed	(21,410)	(336,531)
Net increase (decrease)	(4,982)	$ (56,246)

Class R6	Shares	Amount
Period ended April 30, 2021:
Shares sold	530,047	$ 11,233,217
Shares issued to shareholders in reinvestment of distributions	413,513	8,406,730
Shares redeemed	(513,643)	(10,940,783)
Net increase (decrease)	429,917	$ 8,699,164
Year ended October 31, 2020:
Shares sold	1,496,857	$ 26,866,856
Shares issued to shareholders in reinvestment of distributions	354,425	6,312,311
Shares redeemed	(1,215,108)	(20,805,479)
Net increase (decrease)	636,174	$ 12,373,688
Note 10–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial

32	MainStay MacKay International Equity Fund

markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay International Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent
Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business

34	MainStay MacKay International Equity Fund

judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund.
In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and MacKay to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the ten-year period ended July 31, 2020, and performed in line with its peer funds for the one-, three- and five-year periods ended July 31, 2020. The Board considered its discussions with representatives from New York Life Investments and MacKay regarding the Fund’s investment performance.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the

36	MainStay MacKay International Equity Fund

reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition
37

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
38	MainStay MacKay International Equity Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of The MainStay Funds (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
39

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
40	MainStay MacKay International Equity Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1737261MS071-21	MSIE10-06/21
(NYLIM) NL213

MainStay MacKay Strategic Bond Fund
(formerly known as MainStay MacKay Unconstrained Bond Fund)

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	2/28/1997	-0.26%	7.11%	3.27%	3.18%	1.19%
		Excluding sales charges		4.44	12.16	4.22	3.65	1.19
Investor Class Shares[2]	Maximum 4.0% Initial Sales Charge	With sales charges	2/28/2008	0.17	7.00	3.21	3.10	1.25
		Excluding sales charges		4.34	12.05	4.17	3.58	1.25
Class B Shares[3]	Maximum 5% CDSC	With sales charges	2/28/1997	-1.11	6.12	3.04	2.80	2.01
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		3.89	11.12	3.39	2.80	2.01
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	3.01	10.25	3.42	2.80	2.01
	if Redeemed Within One Year of Purchase	Excluding sales charges		4.01	11.25	3.42	2.80	2.01
Class I Shares	No Sales Charge		1/2/2004	4.56	12.42	4.48	3.91	0.95
Class R2 Shares	No Sales Charge		2/28/2014	4.27	12.16	4.12	2.64	1.30
Class R3 Shares	No Sales Charge		2/29/2016	4.25	11.74	3.84	4.75	1.53
Class R6 Shares	No Sales Charge		2/28/2018	4.61	13.05	4.30	N/A	0.83

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 4.5%, which is reflected in the average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Bloomberg Barclays U.S. Aggregate Bond Index[1]	-1.52%	-0.27%	3.19%	3.39%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index[2]	0.11	0.34	1.48	0.90
Morningstar Nontraditional Bond Category Average[3]	4.64	10.87	3.47	2.34

1.	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Fund has selected the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index as a secondary benchmark. The ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index is unmanaged and tracks the performance of a synthetic asset paying London Interbank Offered Rate to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Fund has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Strategic Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Strategic Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]
Class A Shares	$1,000.00	$1,044.40	$5.53	$1,019.39	$5.46	1.09%
Investor Class Shares	$1,000.00	$1,043.40	$6.03	$1,018.89	$5.96	1.19%
Class B Shares	$1,000.00	$1,038.90	$9.81	$1,015.17	$9.69	1.94%
Class C Shares	$1,000.00	$1,040.10	$9.81	$1,015.17	$9.69	1.94%
Class I Shares	$1,000.00	$1,045.60	$4.26	$1,020.63	$4.21	0.84%
Class R2 Shares	$1,000.00	$1,042.70	$6.03	$1,018.89	$5.96	1.19%
Class R3 Shares	$1,000.00	$1,042.50	$7.29	$1,017.65	$7.20	1.44%
Class R6 Shares	$1,000.00	$1,046.10	$3.60	$1,021.27	$3.56	0.71%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.
7

Portfolio Composition as of April 30, 2021 (Unaudited)
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Issuers Held as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Inflation Linked Notes, 0.125%-0.875%, due 1/15/29–7/15/30
2.	FNMA, 2.00%-5.806%, due 4/25/28–3/25/60
3.	Bank of America Corp., 2.676%-8.57%, due 11/15/24–6/19/41
4.	Wells Fargo Commercial Mortgage Trust, 3.04%-4.194%, due 6/15/36–10/15/52
5.	FHLMC Structured Agency Credit Risk Debt Notes, 3.656%-4.006%, due 3/25/29–8/25/29
6.	BX Trust, 0.915%-3.856%, due 5/15/30–12/9/41
7.	Ally Financial, Inc., 5.75%-8.00%, due 11/20/25–11/1/31
8.	Air Lease Corp., 2.30%-3.25%, due 2/1/25–3/1/25
9.	JPMorgan Chase & Co., 2.956%-4.60%, due 2/1/25–4/22/52
10.	Marathon Petroleum Corp., 4.50%-5.125%, due 5/1/23–5/1/25

8	MainStay MacKay Strategic Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Joseph Cantwell, Stephen R. Cianci, CFA, Matt Jacob, Neil Moriarty III, and Shu-Yang Tan, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Strategic Bond Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay MacKay Strategic Bond Fund returned 4.56%, outperforming the −1.52% return of the Fund’s primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, and the 0.11% return of the Fund’s secondary benchmark, the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index. Over the same period, Class I shares underperformed the 4.64% return of the Morningstar Nontraditional Bond Category Average.1
Were there any changes to the Fund during the reporting period?
Effective February 28, 2021, the Fund’s name was changed from MainStay MacKay Unconstrained Bond Fund to MainStay MacKay Strategic Bond Fund. For more information about this change refer to the supplement dated December 11, 2020.
What factors affected the Fund’s relative performance during the reporting period?
Overall risk continued to rally throughout the reporting period. This was bolstered by the governmental approvals of multiple vaccines in the fourth quarter of 2020, along with the global acceleration of actual vaccinations in the first quarter of 2021. Additionally, the fiscal packages approved by the U.S. Congress and signed into law helped to propel risk assets during the same period. Lastly, the U.S. Federal Reserve’s (“Fed’s”) monetary policy remained accommodative. All these factors were catalysts that led to risk assets out-performing during the reporting period.
The Fund’s performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index benefited from the Fund’s overweight exposure to corporate bonds, both investment grade and high yield. The Fund’s overall short duration2 position relative to the benchmark also made positive contributions to relative performance. (Contributions take weightings and total returns into account.) Toward the end of 2020, the Fund continued to be postured with overweight exposure to spread3 product and, therefore, achieved positive excess returns. The first quarter of
2021 saw credit spreads narrow as risk assets rallied despite a volatile rate market that saw the U.S. Treasury yield curve4 steepen.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the Fund used U.S. Treasury futures as a duration hedge. This position had a positive impact on performance as interest rates rose.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
The Fund’s overweight exposure to corporate bonds, both investment grade and high yield, contributed positively to performance during the reporting period. Additionally, select and timely purchases of both investment-grade and high-yield corporates after the market correction aided returns during the reporting period.
What were some of the Fund’s largest purchases and sales during the reporting period?
A robust primary calendar for corporate credit offered several opportunities to introduce new names into the Fund within midstream, financials and consumer non-cyclical industries. Meanwhile, we trimmed the Fund’s higher quality credits with limited total return potential as spreads narrowed.
Within emerging markets, the Fund reduced exposure to Chinese technology companies and an oil major rumored to be delisted from U.S. stock exchanges. Through the primary market, the Fund added a new issue Mexican petrochemical company at favorable terms, as well as a new Brazilian consumer non-cyclical credit with a strong global presence and solid fundamentals.
Within commercial mortgage-backed securities ("CMBS"), we took advantage of what we viewed as rich valuations by selling AAA-rated5 conduit bonds held by the Fund at levels tighter than pre-pandemic. The Fund also continued to add more opportunistic single asset deals, such as securitizations backed by tony Las Vegas properties. The Fund was active in the CMBS primary

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
9

market, adding exposure to multifamily housing, an office building in Seattle and industrial properties spread throughout the country. In the secondary market, the Fund purchased seasoned subordinate bonds at attractive yields with sufficient credit enhancement to withstand stresses in the market.
In non-agency residential mortgage-backed securities, given what we viewed as strong underlying housing fundamentals, the Fund participated in a credit risk transfer deal brought by Freddie Mac, whose underlying collateral characteristics we considered to be the strongest ever for the program given the high FICO scores of the borrowers.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, the Fund maintained its risk positive positioning keeping broader exposures fairly consistent. Changes included a modest increase to CMBS exposure and agency commercial mortgage obligations while trimming a small amount in investment-grade credit and bank loans. The most significant activity during the reporting period occurred in sectors where the Fund took advantage of opportunities in the new issue markets, rotating out of rich secondary positions in favor of cheaper new issues.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, we expect the combination of easy monetary policy, ongoing fiscal support and the economy’s reopening to put some upward pressure on inflation in the months ahead. Thereafter, we believe a return to full employment should lead to additional firming of consumer prices over the medium term, though we still expect only moderate levels of inflation. Therefore, in our opinion, the point at which the Fed’s Federal Open Market Committee would contemplate policy tightening to rein in inflation remains quite far off, and we continue to anticipate an extended economic expansion that should prove beneficial to risk assets, including credit. Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, as of April 30, 2021, the Fund held overweight exposure to high-yield credits, investment-grade corporate bonds and securitized assets. As of the same date, the Fund held relatively underweight exposure to U.S. Treasury securities and agency mortgages.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay Strategic Bond Fund

Portfolio of Investments April 30, 2021† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 97.6%
Asset-Backed Securities 10.3%
Automobile Asset-Backed Securities 2.2%
American Credit Acceptance Receivables Trust
Series 2020-2, Class C
3.88%, due 4/13/26 (a)	$ 2,725,000	$ 2,870,409
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2020-2A, Class A
2.02%, due 2/20/27	1,425,000	1,460,156
Series 2020-1A, Class A
2.33%, due 8/20/26	1,360,000	1,416,840
Series 2017-2A, Class A
2.97%, due 3/20/24	1,095,000	1,140,314
Series 2018-2A, Class A
4.00%, due 3/20/25	1,405,000	1,522,615
Drive Auto Receivables Trust
Series 2021-1, Class D
1.45%, due 1/16/29	2,000,000	2,004,931
Ford Credit Floorplan Master Owner Trust
Series 2019-4, Class A
2.44%, due 9/15/26	1,465,000	1,547,211
Series 2018-4, Class A
4.06%, due 11/15/30	1,570,000	1,784,692
Santander Revolving Auto Loan Trust
Series 2019-A, Class A
2.51%, due 1/26/32 (a)	910,000	957,468
		14,704,636
Home Equity Asset-Backed Securities 0.6%
Carrington Mortgage Loan Trust
Series 2007-HE1, Class A3
0.296% (1 Month LIBOR + 0.19%), due 6/25/37 (b)	3,105,488	3,060,688
First NLC Trust
Series 2007-1, Class A1
0.176% (1 Month LIBOR + 0.07%), due 8/25/37 (a)(b)	280,042	176,685
GSAA Home Equity Trust
Series 2007-8, Class A3
0.556% (1 Month LIBOR + 0.45%), due 8/25/37 (b)	100,072	99,918
JPMorgan Mortgage Acquisition Trust
Series 2007-HE1, Class AF1
0.206% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	98,228	63,134
Mastr Asset-Backed Securities Trust
Series 2006-HE4, Class A1
0.206% (1 Month LIBOR + 0.10%), due 11/25/36 (b)	76,099	34,490
	Principal Amount	Value

Home Equity Asset-Backed Securities (continued)
Morgan Stanley ABS Capital I, Inc. Trust (b)
Series 2007-HE4, Class A2A
0.216% (1 Month LIBOR + 0.11%), due 2/25/37	$ 79,315	$ 32,727
Series 2007-HE7, Class M1
2.106% (1 Month LIBOR + 2.00%), due 7/25/37	635,000	646,852
		4,114,494
Other Asset-Backed Securities 7.5%
American Airlines Pass-Through Trust
Series 2016-1, Class A
4.10%, due 1/15/28	1,001,658	986,380
Series 2013-2, Class A
4.95%, due 1/15/23	2,870,777	2,900,093
Series 2016-1, Class B
5.25%, due 1/15/24	1,095,394	1,068,087
CF Hippolyta LLC (a)
Series 2020-1, Class A1
1.69%, due 7/15/60	1,670,163	1,693,300
Series 2021-1A, Class B1
1.98%, due 3/15/61	1,075,000	1,079,296
Series 2020-1, Class A2
1.99%, due 7/15/60	1,056,137	1,058,517
Continental Airlines Pass-Through Trust
Series 2007-1, Class A
5.983%, due 4/19/22	1,396,062	1,435,689
Crown Castle Towers LLC
4.241%, due 7/15/28 (a)	3,825,000	4,295,751
CVS Pass-Through Trust
5.789%, due 1/10/26 (a)	34,770	38,240
DB Master Finance LLC
Series 2019-1A, Class A23
4.352%, due 5/20/49 (a)	1,428,250	1,530,056
Delta Air Lines Pass-Through Trust
Series 2019-1, Class AA
3.204%, due 4/25/24	3,360,000	3,522,182
Domino's Pizza Master Issuer LLC (a)
Series 2018-1A, Class A2I
4.116%, due 7/25/48	156,000	163,485
Series 2015-1A, Class A2II
4.474%, due 10/25/45	2,459,125	2,592,975
Hilton Grand Vacations Trust (a)
Series 2019-AA, Class A
2.34%, due 7/25/33	1,966,548	2,028,107
Series 2020-AA, Class A
2.74%, due 2/25/39	1,152,272	1,198,676

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Hilton Grand Vacations Trust (a) (continued)
Series 2020-AA, Class B
4.22%, due 2/25/39	$ 1,033,327	$ 1,101,328
MVW LLC
Series 2019-2A, Class A
2.22%, due 10/20/38 (a)	1,842,079	1,881,011
Navient Private Education Refi Loan Trust (a)
Series 2020-GA, Class B
2.50%, due 9/16/69	1,145,000	1,148,234
Series 2020-HA, Class B
2.78%, due 1/15/69	500,000	495,287
PFS Financing Corp. (a)
Series 2020-B, Class B
1.71%, due 6/15/24	685,000	689,160
Series 2020-A, Class B
1.77%, due 6/15/25	1,475,000	1,492,403
Progress Residential
Series 2021-SFR4, Class B
1.808%, due 5/17/38 (a)	1,040,000	1,039,013
Progress Residential Trust
Series 2021-SFR2, Class B
1.796%, due 4/19/38 (a)	2,000,000	2,000,200
Sierra Timeshare Receivables Funding LLC (a)
Series 2021-1A, Class C
1.79%, due 11/20/37	698,765	703,016
Series 2019-3A, Class A
2.34%, due 8/20/36	1,159,454	1,189,207
Series 2018-2A, Class A
3.50%, due 6/20/35	505,447	524,956
Series 2020-2A, Class C
3.51%, due 7/20/37	1,541,204	1,589,180
U.S. Airways Pass-Through Trust
Series 2010-1, Class A
6.25%, due 4/22/23	3,632,683	3,700,424
United Airlines Pass-Through Trust
Series 2014-2, Class B
4.625%, due 9/3/22	3,029,986	3,114,601
Series 2020-1, Class A
5.875%, due 10/15/27	1,451,266	1,605,398
Wendy's Funding LLC
Series 2019-1A, Class A2I
3.783%, due 6/15/49 (a)	1,656,475	1,760,485
		49,624,737
Total Asset-Backed Securities (Cost $65,988,794)		68,443,867
	Principal Amount	Value
Corporate Bonds 51.2%
Advertising 0.2%
Clear Channel International BV
6.625%, due 8/1/25 (a)	$ 1,077,000	$ 1,125,465
Aerospace & Defense 0.1%
BAE Systems plc
3.00%, due 9/15/50 (a)	605,000	564,492
Agriculture 0.3%
BAT Capital Corp.
3.734%, due 9/25/40	1,330,000	1,241,666
JBS Investments II GmbH
7.00%, due 1/15/26 (a)	960,000	1,022,208
		2,263,874
Airlines 1.1%
American Airlines, Inc. (a)
5.50%, due 4/20/26	1,100,000	1,155,000
5.75%, due 4/20/29	660,000	707,190
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	845,000	906,391
4.75%, due 10/20/28	590,000	647,892
7.00%, due 5/1/25	2,010,000	2,337,303
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	1,520,000	1,668,200
		7,421,976
Auto Manufacturers 2.0%
Ford Motor Co.
8.50%, due 4/21/23	1,925,000	2,156,000
9.00%, due 4/22/25	2,000,000	2,442,500
Ford Motor Credit Co. LLC
3.35%, due 11/1/22	1,115,000	1,140,968
4.063%, due 11/1/24	2,280,000	2,400,521
4.25%, due 9/20/22	860,000	888,423
General Motors Co.
6.125%, due 10/1/25	585,000	694,281
General Motors Financial Co., Inc.
2.35%, due 1/8/31	708,000	677,506
2.90%, due 2/26/25	2,500,000	2,640,395
		13,040,594
Banks 9.2%
Bank of America Corp.
2.676%, due 6/19/41 (c)	2,200,000	2,066,894
Series MM
4.30%, due 1/28/25 (c)(d)	3,526,000	3,631,780

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Bank of America Corp. (continued)
Series DD
6.30%, due 3/10/26 (c)(d)	$ 3,570,000	$ 4,175,783
8.57%, due 11/15/24	1,645,000	2,065,923
Barclays Bank plc
10.00%, due 5/21/21	GBP 449,000	622,598
Barclays plc
2.852%, due 5/7/26 (c)	$ 2,375,000	2,500,948
BNP Paribas SA (a)
3.052%, due 1/13/31 (c)	2,135,000	2,212,587
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31 (b)(d)	1,135,000	1,152,025
Citigroup, Inc.
Series M
6.30%, due 5/15/24 (c)(d)	3,260,000	3,507,426
Citizens Financial Group, Inc.
2.638%, due 9/30/32 (a)	2,270,000	2,235,695
Freedom Mortgage Corp.
7.625%, due 5/1/26 (a)	1,955,000	2,038,088
Goldman Sachs Group, Inc. (The)
3.21%, due 4/22/42 (c)	1,330,000	1,342,632
JPMorgan Chase & Co. (c)
2.956%, due 5/13/31	980,000	1,006,718
3.157%, due 4/22/42	895,000	896,451
3.328%, due 4/22/52	675,000	675,127
Series HH
4.60%, due 2/1/25 (d)	4,752,000	4,900,500
Lloyds Banking Group plc
4.582%, due 12/10/25	1,365,000	1,529,121
4.65%, due 3/24/26	1,985,000	2,235,976
Morgan Stanley
Series H
3.794% (3 Month LIBOR + 3.61%), due 7/15/21 (b)(d)	4,098,000	4,112,343
Natwest Group plc
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28 (b)	2,145,000	2,244,336
Popular, Inc.
6.125%, due 9/14/23	1,582,000	1,702,960
Santander Holdings USA, Inc.
3.40%, due 1/18/23	1,500,000	1,564,391
Societe Generale SA
5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30 (a)(b)(d)	2,380,000	2,475,200
	Principal Amount	Value

Banks (continued)
Standard Chartered plc
4.75% (5 Year Treasury Constant Maturity Rate + 3.805%), due 1/14/31 (a)(b)(d)	$ 945,000	$ 959,364
Texas Capital Bancshares, Inc.
4.00% (5 Year Treasury Constant Maturity Rate + 3.15%), due 5/6/31 (b)	1,075,000	1,075,000
Truist Financial Corp.
Series P
4.95% (5 Year Treasury Constant Maturity Rate + 4.605%), due 9/1/25 (b)(d)	1,915,000	2,106,500
UBS Group AG
4.375% (5 Year Treasury Constant Maturity Rate + 3.313%), due 2/10/31 (a)(b)(d)	1,825,000	1,818,175
Wells Fargo & Co. (c)
3.584%, due 5/22/28	380,000	416,777
Series S
5.90%, due 6/15/24 (d)	3,690,000	4,005,089
		61,276,407
Beverages 0.3%
Anheuser-Busch InBev Worldwide, Inc.
4.75%, due 1/23/29	1,770,000	2,077,198
Biotechnology 0.1%
Biogen, Inc.
3.15%, due 5/1/50	890,000	811,865
Building Materials 0.5%
Builders FirstSource, Inc. (a)
5.00%, due 3/1/30	2,335,000	2,478,019
6.75%, due 6/1/27	631,000	678,577
		3,156,596
Chemicals 1.0%
Alpek SAB de CV
3.25%, due 2/25/31 (a)	825,000	812,633
Braskem Netherlands Finance BV
4.50%, due 1/10/28 (a)	1,250,000	1,300,000
Nutrition & Biosciences, Inc.
2.30%, due 11/1/30 (a)	1,475,000	1,436,638
Orbia Advance Corp. SAB de CV
4.00%, due 10/4/27 (a)	2,600,000	2,838,680
		6,387,951
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services 2.6%
Allied Universal Holdco LLC
6.625%, due 7/15/26 (a)	$ 2,130,000	$ 2,252,475
Ashtead Capital, Inc.
4.25%, due 11/1/29 (a)	2,060,000	2,204,200
California Institute of Technology
3.65%, due 9/1/19	2,218,000	2,363,278
Herc Holdings, Inc.
5.50%, due 7/15/27 (a)	2,320,000	2,453,400
IHS Markit Ltd.
3.625%, due 5/1/24	3,710,000	3,992,702
Sodexo, Inc.
2.718%, due 4/16/31 (a)	1,805,000	1,792,886
Trustees of the University of Pennsylvania (The)
3.61%, due 2/15/19	2,315,000	2,424,171
		17,483,112
Computers 1.5%
Dell International LLC (a)
4.90%, due 10/1/26	4,000,000	4,595,037
8.10%, due 7/15/36	1,045,000	1,546,064
NCR Corp. (a)
5.00%, due 10/1/28	1,629,000	1,677,870
6.125%, due 9/1/29	717,000	779,737
8.125%, due 4/15/25	1,193,000	1,300,370
		9,899,078
Distribution & Wholesale 0.5%
Performance Food Group, Inc.
5.50%, due 10/15/27 (a)	2,866,000	3,020,305
Diversified Financial Services 4.2%
AerCap Ireland Capital DAC
3.50%, due 5/26/22	892,000	914,737
Air Lease Corp.
2.30%, due 2/1/25	3,275,000	3,365,890
3.25%, due 3/1/25	4,000,000	4,243,817
Ally Financial, Inc.
5.75%, due 11/20/25	3,820,000	4,377,360
8.00%, due 11/1/31	3,280,000	4,613,174
Avolon Holdings Funding Ltd.
3.25%, due 2/15/27 (a)	2,125,000	2,161,511
Banco BTG Pactual SA
2.75%, due 1/11/26 (a)	2,695,000	2,560,277
	Principal Amount	Value

Diversified Financial Services (continued)
Capital One Financial Corp.
Series E
3.99% (3 Month LIBOR + 3.80%), due 6/1/21 (b)(d)	$ 1,535,000	$ 1,523,027
Charles Schwab Corp. (The)
Series G
5.375% (5 Year Treasury Constant Maturity Rate + 4.971%), due 6/1/25 (b)(d)	2,060,000	2,290,514
Home Point Capital, Inc.
5.00%, due 2/1/26 (a)	702,000	691,259
Intercontinental Exchange, Inc.
3.00%, due 9/15/60	1,560,000	1,399,003
		28,140,569
Electric 1.8%
Appalachian Power Co.
Series X
3.30%, due 6/1/27	1,800,000	1,950,627
Duke Energy Corp.
4.875% (5 Year Treasury Constant Maturity Rate + 3.388%), due 9/16/24 (b)(d)	2,415,000	2,560,624
Pacific Gas and Electric Co.
3.50%, due 8/1/50	1,205,000	1,043,476
Potomac Electric Power Co.
4.15%, due 3/15/43	1,305,000	1,511,833
WEC Energy Group, Inc.
2.306% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	5,495,000	5,014,369
		12,080,929
Electronics 0.1%
FLIR Systems, Inc.
2.50%, due 8/1/30	965,000	960,187
Environmental Control 0.0% ‡
Stericycle, Inc.
3.875%, due 1/15/29 (a)	215,000	214,463
Food 0.8%
Kraft Heinz Foods Co.
4.25%, due 3/1/31	1,722,000	1,898,821
5.00%, due 7/15/35	809,000	944,841
Smithfield Foods, Inc.
3.00%, due 10/15/30 (a)	1,520,000	1,516,033
Tyson Foods, Inc.
3.95%, due 8/15/24	2,000	2,182

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Food (continued)
US Foods, Inc.
6.25%, due 4/15/25 (a)	$ 1,185,000	$ 1,258,701
		5,620,578
Food Service 0.2%
Aramark Services, Inc.
6.375%, due 5/1/25 (a)	1,075,000	1,143,531
Gas 0.1%
National Fuel Gas Co.
2.95%, due 3/1/31	650,000	634,566
Healthcare-Services 0.5%
Health Care Service Corp. A Mutual Legal Reserve Co.
3.20%, due 6/1/50 (a)	1,445,000	1,415,564
NYU Langone Hospitals
Series 2020
3.38%, due 7/1/55	1,700,000	1,706,330
		3,121,894
Home Builders 0.2%
Lennar Corp.
4.75%, due 11/29/27	188,000	217,531
Toll Brothers Finance Corp.
3.80%, due 11/1/29	495,000	526,928
4.35%, due 2/15/28	303,000	333,300
		1,077,759
Household Products & Wares 0.3%
Kronos Acquisition Holdings, Inc.
5.00%, due 12/31/26 (a)	1,710,000	1,724,963
Insurance 2.2%
Athene Global Funding
2.50%, due 3/24/28 (a)	1,900,000	1,915,103
Empower Finance 2020 LP
3.075%, due 9/17/51 (a)	1,495,000	1,435,165
Lincoln National Corp.
2.549% (3 Month LIBOR + 2.358%), due 5/17/66 (b)	3,537,000	3,041,820
NMI Holdings, Inc.
7.375%, due 6/1/25 (a)	685,000	787,750
Protective Life Corp.
8.45%, due 10/15/39	2,476,000	3,808,144
	Principal Amount	Value

Insurance (continued)
Reliance Standard Life Global Funding II
2.50%, due 10/30/24 (a)	$ 2,900,000	$ 3,037,347
Willis North America, Inc.
3.875%, due 9/15/49	425,000	458,006
		14,483,335
Internet 1.2%
Cablevision Lightpath LLC
3.875%, due 9/15/27 (a)	1,315,000	1,296,919
Expedia Group, Inc.
3.25%, due 2/15/30	3,920,000	3,979,329
3.60%, due 12/15/23 (a)	895,000	953,773
6.25%, due 5/1/25 (a)	189,000	219,860
Match Group Holdings II LLC
4.125%, due 8/1/30 (a)	122,000	122,458
Weibo Corp.
3.50%, due 7/5/24	1,515,000	1,589,068
		8,161,407
Iron & Steel 1.2%
ArcelorMittal SA
4.55%, due 3/11/26	3,470,000	3,852,659
Vale Overseas Ltd.
3.75%, due 7/8/30	1,660,000	1,746,320
6.25%, due 8/10/26	1,980,000	2,366,100
		7,965,079
Lodging 1.2%
Boyd Gaming Corp.
8.625%, due 6/1/25 (a)	500,000	553,600
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30	1,930,000	2,057,901
5.375%, due 5/1/25 (a)	935,000	984,695
Marriott International, Inc.
3.75%, due 10/1/25	4,253,000	4,581,778
		8,177,974
Machinery-Diversified 0.2%
Clark Equipment Co.
5.875%, due 6/1/25 (a)	1,225,000	1,300,031
Media 0.5%
Grupo Televisa SAB
5.25%, due 5/24/49 (e)	1,695,000	2,042,068
Time Warner Entertainment Co. LP
8.375%, due 3/15/23	1,087,000	1,240,686
		3,282,754
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Mining 0.6%
Glencore Funding LLC
1.625%, due 9/1/25 (a)	$ 2,225,000	$ 2,239,281
Industrias Penoles SAB de CV
4.75%, due 8/6/50 (a)(e)	1,962,000	2,018,407
		4,257,688
Miscellaneous—Manufacturing 1.3%
General Electric Co.
3.625%, due 5/1/30	1,400,000	1,521,040
4.25%, due 5/1/40	1,525,000	1,704,225
4.35%, due 5/1/50	1,960,000	2,182,296
Textron Financial Corp.
1.929% (3 Month LIBOR + 1.735%), due 2/15/42 (a)(b)	4,350,000	3,523,500
		8,931,061
Oil & Gas 2.4%
BP Capital Markets plc
4.875% (5 Year Treasury Constant Maturity Rate + 4.398%), due 3/22/30 (b)(d)	2,170,000	2,329,495
Gazprom PJSC Via Gaz Capital SA
7.288%, due 8/16/37 (a)	2,520,000	3,502,800
Marathon Petroleum Corp.
4.50%, due 5/1/23	1,330,000	1,424,848
4.70%, due 5/1/25	1,450,000	1,636,356
5.125%, due 4/1/24	4,350,000	4,395,233
Petrobras Global Finance BV
5.60%, due 1/3/31	915,000	987,742
6.75%, due 6/3/50	1,645,000	1,799,975
		16,076,449
Packaging & Containers 1.2%
Berry Global, Inc.
4.875%, due 7/15/26 (a)	135,000	142,972
Crown European Holdings SA
4.00%, due 7/15/22 (a)	EUR 3,540,000	4,409,078
Graham Packaging Co., Inc.
7.125%, due 8/15/28 (a)	$ 750,000	804,375
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)	2,325,000	2,511,000
		7,867,425
Pharmaceuticals 0.8%
AbbVie, Inc.
4.25%, due 11/21/49	2,790,000	3,161,264
	Principal Amount	Value

Pharmaceuticals (continued)
Teva Pharmaceutical Finance Netherlands III BV
3.15%, due 10/1/26	$ 2,146,000	$ 2,015,094
		5,176,358
Pipelines 2.2%
Enterprise Products Operating LLC
3.95%, due 1/31/60	1,630,000	1,634,703
4.20%, due 1/31/50	520,000	557,719
Hess Midstream Operations LP
5.625%, due 2/15/26 (a)	367,000	380,763
Kinder Morgan, Inc.
5.625%, due 11/15/23 (a)	2,449,000	2,714,669
7.75%, due 1/15/32	2,035,000	2,868,833
MPLX LP
4.00%, due 3/15/28	560,000	618,305
Plains All American Pipeline LP
3.80%, due 9/15/30	1,040,000	1,071,159
Sabine Pass Liquefaction LLC
5.75%, due 5/15/24	2,146,000	2,422,629
Western Midstream Operating LP
6.50%, due 2/1/50 (f)	1,800,000	2,036,682
		14,305,462
Real Estate 0.2%
Realogy Group LLC
7.625%, due 6/15/25 (a)	1,490,000	1,627,825
Real Estate Investment Trusts 0.9%
CyrusOne LP
3.45%, due 11/15/29	1,850,000	1,932,380
GLP Capital LP
3.35%, due 9/1/24	1,535,000	1,626,134
Host Hotels & Resorts LP
Series D
3.75%, due 10/15/23	472,000	499,760
Iron Mountain, Inc.
4.875%, due 9/15/29 (a)	1,941,000	1,976,947
		6,035,221
Retail 2.5%
7-Eleven, Inc. (a)
2.50%, due 2/10/41	230,000	209,326
2.80%, due 2/10/51	840,000	760,398
AutoNation, Inc.
4.75%, due 6/1/30	2,300,000	2,681,913
Darden Restaurants, Inc.
3.85%, due 5/1/27	3,512,000	3,871,685

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
Macy's Retail Holdings LLC
5.875%, due 4/1/29 (a)(e)	$ 1,170,000	$ 1,200,654
Macy's, Inc.
8.375%, due 6/15/25 (a)	2,035,000	2,245,073
Nordstrom, Inc.
4.25%, due 8/1/31 (a)	1,285,000	1,302,067
QVC, Inc.
4.375%, due 9/1/28	1,730,000	1,770,707
Starbucks Corp.
4.45%, due 8/15/49	1,970,000	2,324,010
		16,365,833
Semiconductors 0.6%
Broadcom, Inc. (a)
3.469%, due 4/15/34	2,040,000	2,062,506
3.75%, due 2/15/51 (e)	620,000	598,892
NXP BV
3.40%, due 5/1/30 (a)	1,135,000	1,213,746
		3,875,144
Software 0.1%
Oracle Corp.
3.65%, due 3/25/41	450,000	459,825
Telecommunications 4.3%
Altice France SA (a)
5.125%, due 7/15/29	1,655,000	1,657,069
7.375%, due 5/1/26	2,491,000	2,582,669
AT&T, Inc.
Series B
2.875% (5 Month Euribor ICE Swap Rate + 3.14%), due 3/2/25 (b)(d)	EUR 2,200,000	2,651,700
3.65%, due 6/1/51	$ 1,485,000	1,428,332
CommScope Technologies LLC
5.00%, due 3/15/27 (a)	1,899,000	1,881,316
Sprint Corp.
7.875%, due 9/15/23	3,620,000	4,126,800
Sprint Spectrum Co. LLC
4.738%, due 3/20/25 (a)	2,255,000	2,414,259
T-Mobile US, Inc.
2.625%, due 2/15/29	1,205,000	1,173,821
4.50%, due 4/15/50 (a)	920,000	1,037,585
6.00%, due 3/1/23	3,000,000	3,025,350
VEON Holdings BV
4.95%, due 6/16/24 (a)	3,345,000	3,579,116
Verizon Communications, Inc.
3.40%, due 3/22/41	600,000	614,654
	Principal Amount	Value

Telecommunications (continued)
Verizon Communications, Inc. (continued)
3.55%, due 3/22/51	$ 665,000	$ 675,554
Vodafone Group plc
4.25%, due 9/17/50	1,815,000	2,018,207
		28,866,432
Total Corporate Bonds (Cost $322,755,276)		340,463,655
Foreign Government Bonds 3.6%
Brazil 1.0%
Federative Republic of Brazil
4.625%, due 1/13/28	6,444,000	6,911,641
Chile 0.5%
Corp. Nacional del Cobre de Chile (a)
3.00%, due 9/30/29	1,890,000	1,942,863
3.75%, due 1/15/31	1,290,000	1,390,323
		3,333,186
Indonesia 0.4%
Indonesia Asahan Aluminium Persero PT
5.45%, due 5/15/30 (a)	2,115,000	2,432,250
Mexico 1.7%
Comision Federal de Electricidad
4.677%, due 2/9/51 (a)	1,855,000	1,724,223
Mexico Government Bond
2.659%, due 5/24/31	3,857,000	3,709,238
3.75%, due 4/19/71	1,480,000	1,292,336
Petroleos Mexicanos
6.75%, due 9/21/47	4,835,000	4,274,140
		10,999,937
Total Foreign Government Bonds (Cost $24,197,892)		23,677,014
Loan Assignments 4.3%
Buildings & Real Estate 0.1%
Realogy Group LLC
Extended 2025 Term Loan
3.00% (1 Month LIBOR + 2.25%), due 2/8/25 (b)	901,698	893,325
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Containers, Packaging & Glass 0.7%
BWAY Holding Co.
Initial Term Loan
3.443% (3 Month LIBOR + 3.25%), due 4/3/24 (b)	$ 4,583,568	$ 4,422,428
Diversified/Conglomerate Service 0.8%
Change Healthcare Holdings, Inc.
Closing Date Term Loan
3.50% (1 Month LIBOR + 2.50%, 3 Month LIBOR + 2.50%), due 3/1/24 (b)	3,756,956	3,752,260
TruGreen LP (b)
First Lien Second Refinancing Term Loan
4.75% (1 Month LIBOR + 4.00%), due 11/2/27	1,042,388	1,040,650
Second Lien Initial Term Loan
9.25% (3 Month LIBOR + 8.50%), due 11/2/28	450,000	463,500
		5,256,410
Finance 0.5%
Alliant Holdings Intermediate LLC 2018 Initial Term Loan
3.363% (1 Month LIBOR + 3.25%), due 5/9/25 (b)	3,624,101	3,580,858
Healthcare, Education & Childcare 0.3%
Syneos Health, Inc. Replacement Term Loan B
1.863% (1 Month LIBOR + 1.75%), due 8/1/24 (b)	1,977,925	1,965,254
Personal & Nondurable Consumer Products 0.4%
Prestige Brands, Inc.
Term Loan B4
2.109% (1 Month LIBOR + 2.00%), due 1/26/24 (b)	2,508,906	2,510,865
Personal, Food & Miscellaneous Services 0.2%
1011778 B.C. Unlimited Liability Co.
Term Loan B4
1.863% (1 Month LIBOR + 1.75%), due 11/19/26 (b)	1,388,949	1,366,379
	Principal Amount	Value

Radio and TV Broadcasting 0.4%
Nielsen Finance LLC
Term Loan B4
2.113% (1 Month LIBOR + 2.00%), due 10/4/23 (b)	$ 2,732,277	$ 2,726,130
Telecommunications 0.9%
Level 3 Financing, Inc.
Tranche 2027 Term Loan B
1.863% (1 Month LIBOR + 1.75%), due 3/1/27 (b)	2,698,623	2,665,451
SBA Senior Finance II LLC
Initial Term Loan
1.87% (1 Month LIBOR + 1.75%), due 4/11/25 (b)	3,454,974	3,426,039
		6,091,490
Total Loan Assignments (Cost $29,003,386)		28,813,139
Mortgage-Backed Securities 21.9%
Agency (Collateralized Mortgage Obligations) 2.3%
FHLMC
REMIC, Series 5070, Class IG
1.50%, due 1/25/44	6,751,944	413,336
REMIC, Series 5048, Class IC
2.00%, due 12/25/50	7,182,458	699,526
REMIC, Series 5051, Class KI
2.50%, due 12/25/50	4,578,256	753,082
REMIC, Series 4888, Class BA
3.50%, due 9/15/48	1,029,405	1,075,080
REMIC, Series 5036
3.50%, due 11/25/50	4,215,825	703,675
REMIC, Series 4924, Class NS
5.944% (1 Month LIBOR + 6.05%), due 10/25/49 (b)	4,228,112	650,185
REMIC, Series 4957, Class SB
5.944% (1 Month LIBOR + 6.05%), due 11/25/49 (b)	2,839,283	494,622
FNMA
REMIC, Series 2020-78, Class TI
2.00%, due 11/25/50	4,334,671	507,893
REMIC, Series 2020-91, Class MI
2.00%, due 12/25/50	5,296,161	581,882
REMIC, Series 2021-2, Class AI
2.00%, due 2/25/51	10,539,194	1,196,138
REMIC, Series 2020-91, Class AI
2.50%, due 12/25/50	4,326,157	703,202

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FNMA (continued)
REMIC, Series 2021-7, Class EI
2.50%, due 2/25/51	$ 3,265,069	$ 404,772
REMIC, Series 2021-13, Class BI
3.00%, due 2/25/50	2,730,000	378,981
REMIC, Series 2021-6, Class MC
3.50%, due 6/25/50	2,900,000	3,161,835
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	2,567,902	2,782,798
GNMA
REMIC, Series 2021-15, Class AI
2.00%, due 1/20/51	8,069,533	893,681
		15,400,688
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 11.4%
BANK
Series 2019-BN21, Class A5
2.851%, due 10/17/52	3,345,000	3,524,362
Bayview Commercial Asset Trust (a)(b)
Series 2006-4A, Class A1
0.336% (1 Month LIBOR + 0.23%), due 12/25/36	12,415	11,923
Series 2005-3A, Class A1
0.586% (1 Month LIBOR + 0.48%), due 11/25/35	931,115	881,971
Benchmark Mortgage Trust
Series 2019-B12, Class A5
3.116%, due 8/15/52	3,316,216	3,565,731
BX Commercial Mortgage Trust (a)(g)
Series 2020-VIV2, Class C
3.66%, due 3/9/44	1,435,000	1,474,502
Series 2020-VIV3, Class B
3.662%, due 3/9/44	1,380,000	1,474,774
Series 2020-VIVA, Class D
3.667%, due 3/11/44	750,000	755,016
BX Trust (a)
Series 2018-BILT, Class A
0.915% (1 Month LIBOR + 0.80%), due 5/15/30 (b)	2,385,000	2,386,002
Series 2018-GW, Class A
0.915% (1 Month LIBOR + 0.80%), due 5/15/35 (b)	1,555,000	1,554,978
Series 2021-MFM1, Class C
1.315% (1 Month LIBOR + 1.20%), due 1/15/34 (b)	1,375,000	1,374,175
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BX Trust (a) (continued)
Series 2021-MFM1, Class D
1.615% (1 Month LIBOR + 1.50%), due 1/15/34 (b)	$ 730,000	$ 729,562
Series 2021-LBA, Class DV
1.715% (1 Month LIBOR + 1.60%), due 2/15/36 (b)	1,270,000	1,268,833
Series 2019-OC11, Class A
3.202%, due 12/9/41	1,120,000	1,185,501
Series 2019-OC11, Class B
3.605%, due 12/9/41	305,000	327,474
Series 2019-OC11, Class C
3.856%, due 12/9/41	1,265,000	1,345,725
Citigroup Commercial Mortgage Trust
Series 2015-GC27, Class AS
3.571%, due 2/10/48	840,000	892,227
COMM Mortgage Trust
Series 2012-CR4, Class AM
3.251%, due 10/15/45	1,280,000	1,293,410
Commercial Mortgage Trust
Series 2013-CR9, Class B
4.387%, due 7/10/45 (a)(g)	1,020,000	1,015,682
CSAIL Commercial Mortgage Trust
Series 2015-C3, Class A4
3.718%, due 8/15/48	2,636,000	2,886,321
CSMC WEST Trust
Series 2020-WEST, Class A
3.04%, due 2/15/35 (a)	2,250,000	2,315,105
DROP Mortgage Trust
Series 2021-FILE, Class A
1.26% (1 Month LIBOR + 1.15%), due 4/15/26 (a)(b)	1,065,000	1,065,667
GB Trust (a)(b)
Series 2020-FLIX, Class C
1.715% (1 Month LIBOR + 1.60%), due 8/15/37	1,000,000	1,005,416
Series 2020-FLIX, Class D
2.465% (1 Month LIBOR + 2.35%), due 8/15/37	1,390,000	1,395,693
GS Mortgage Securities Corp. Trust
Series 2019-BOCA, Class A
1.315% (1 Month LIBOR + 1.20%), due 6/15/38 (a)(b)	4,110,000	4,115,104
GS Mortgage Securities Trust
Series 2019-GC42, Class A4
3.001%, due 9/1/52	1,365,000	1,456,478
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
GS Mortgage Securities Trust (continued)
Series 2019-GC40, Class A4
3.16%, due 7/10/52	$ 2,560,000	$ 2,760,019
Series 2017-GS7, Class A4
3.43%, due 8/10/50	2,720,000	2,976,884
Hawaii Hotel Trust
Series 2019-MAUI, Class A
1.265% (1 Month LIBOR + 1.15%), due 5/15/38 (a)(b)	1,860,000	1,862,307
Hudson Yards Mortgage Trust
Series 2019-30HY, Class A
3.228%, due 7/10/39 (a)	1,360,000	1,464,907
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Series 2018-AON, Class B
4.379%, due 7/5/31 (a)(g)	1,330,000	1,408,268
JPMBB Commercial Mortgage Securities Trust
Series 2014-C26, Class A3
3.231%, due 1/15/48	1,896,249	2,018,293
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2018-AON, Class A
4.128%, due 7/5/31 (a)	3,370,000	3,590,396
Manhattan West Mortgage Trust
Series 2020-1MW, Class A
2.13%, due 9/10/39 (a)	1,260,000	1,278,722
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C23, Class A3
3.451%, due 7/15/50	1,254,830	1,347,478
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	3,825,000	3,900,021
UBS-Barclays Commercial Mortgage Trust
Series 2013-C6, Class B
3.875%, due 4/10/46 (a)(h)	1,010,000	1,019,291
Wells Fargo Commercial Mortgage Trust
Series 2019-C53, Class A4
3.04%, due 10/15/52	3,100,000	3,305,715
Series 2018-1745, Class A
3.874%, due 6/15/36 (a)(g)	2,900,000	3,199,924
Series 2018-AUS, Class A
4.194%, due 8/17/36 (a)(g)	4,310,000	4,799,651
WFRBS Commercial Mortgage Trust
Series 2012-C7, Class AS
4.09%, due 6/15/45 (h)	1,415,000	1,435,492
		75,669,000
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) 8.2%
Alternative Loan Trust
Series 2005-31, Class 1A1
0.666% (1 Month LIBOR + 0.56%), due 8/25/35 (b)	$ 2,532,950	$ 2,418,672
Banc of America Alternative Loan Trust
Series 2005-11, Class 2CB1
6.00%, due 12/25/35	534,970	531,780
Chase Home Lending Mortgage Trust
Series 2019-ATR2, Class A3
3.50%, due 7/25/49 (a)(h)	399,514	413,462
Connecticut Avenue Securities Trust
Series 2020-R02, Class 2M2
2.106% (1 Month LIBOR + 2.00%), due 1/25/40 (a)(b)	3,156,000	3,176,426
FHLMC STACR REMIC Trust
Series 2020-DNA6, Class M2
2.01% (SOFR 30A + 2.00%), due 12/25/50 (a)(b)	3,280,000	3,283,948
FHLMC STACR Trust (a)(b)
Series 2019-DNA3, Class B1
3.356% (1 Month LIBOR + 3.25%), due 7/25/49	1,470,000	1,486,482
Series 2018-DNA2, Class B1
3.806% (1 Month LIBOR + 3.70%), due 12/25/30	2,070,000	2,134,041
FHLMC Structured Agency Credit Risk Debt Notes (b)
Series 2017-HQA1, Class M2
3.656% (1 Month LIBOR + 3.55%), due 8/25/29	1,880,996	1,943,517
Series 2016-DNA4, Class M3
3.906% (1 Month LIBOR + 3.80%), due 3/25/29	1,677,632	1,748,490
Series 2016-HQA3, Class M3
3.956% (1 Month LIBOR + 3.85%), due 3/25/29	4,820,000	5,014,124
Series 2016-HQA4, Class M3
4.006% (1 Month LIBOR + 3.90%), due 4/25/29	1,544,387	1,608,095
FNMA (b)
Series 2017-C05, Class 1M2
2.306% (1 Month LIBOR + 2.20%), due 1/25/30	662,136	670,690
Series 2017-C02, Class 2M2
3.756% (1 Month LIBOR + 3.65%), due 9/25/29	1,802,064	1,865,413
Series 2016-C04, Class 1M2
4.356% (1 Month LIBOR + 4.25%), due 1/25/29	1,836,264	1,924,913

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
FNMA (b) (continued)
Series 2016-C06, Class 1M2
4.356% (1 Month LIBOR + 4.25%), due 4/25/29	$ 2,541,463	$ 2,650,102
Series 2016-C07, Class 2M2
4.456% (1 Month LIBOR + 4.35%), due 5/25/29	2,226,076	2,320,177
Series 2016-C05, Class 2M2
4.556% (1 Month LIBOR + 4.45%), due 1/25/29	4,953,253	5,164,723
Series 2015-C04, Class 1M2
5.806% (1 Month LIBOR + 5.70%), due 4/25/28	791,810	839,486
Galton Funding Mortgage Trust
Series 2018-2, Class A51
4.50%, due 10/25/58 (a)(h)	1,570,000	1,629,626
GNR-2017-H07
1.00%, due 4/20/27 (i)	300,000	297,905
GreenPoint Mortgage Funding Trust
Series 2007-AR3, Class A1
0.326% (1 Month LIBOR + 0.22%), due 6/25/37 (b)	526,463	523,304
Impac Secured Assets Trust
Series 2006-5, Class 2A
0.306% (1 Month LIBOR + 0.20%), due 12/25/36 (b)	114,598	111,249
JPMorgan Mortgage Trust
Series 2019-1, Class A3
4.00%, due 5/25/49 (a)(h)	280,318	284,816
Mello Warehouse Securitization Trust
Series 2021-1, Class B
1.006% (1 Month LIBOR + 0.90%), due 2/25/55 (a)(b)	1,060,000	1,064,069
New Residential Mortgage Loan Trust (a)
Series 2019-5A, Class B7
4.469%, due 8/25/59 (g)	2,494,561	1,990,379
Series 2019-4A, Class B6
4.786%, due 12/25/58 (h)	2,215,447	1,798,000
Series 2019-2A, Class B6
4.976%, due 12/25/57 (h)	877,377	628,464
NewRez LLC
Series 2021-1, Class B
(zero coupon) (1 Month LIBOR + 0.90%), due 5/25/55 (a)(b)	3,085,000	3,084,985
Sequoia Mortgage Trust (a)(h)
Series 2017-1, Class A4
3.50%, due 2/25/47	152,269	152,650
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
Sequoia Mortgage Trust (a)(h) (continued)
Series 2018-7, Class B3
4.224%, due 9/25/48	$ 1,434,955	$ 1,472,569
STACR Trust
Series 2018-DNA3, Class M2
2.206% (1 Month LIBOR + 2.10%), due 9/25/48 (a)(b)	1,425,000	1,441,758
WaMu Mortgage Pass-Through Certificates Trust
Series 2006-AR9, Class 2A
1.908% (11th District Cost of Funds Index + 1.50%), due 8/25/46 (b)	684,418	669,213
		54,343,528
Total Mortgage-Backed Securities (Cost $139,352,251)		145,413,216
Municipal Bonds 0.5%
California 0.4%
Regents of the University of California Medical Center, Pooled, Revenue Bonds
Series N
3.006%, due 5/15/50	2,760,000	2,705,252
New York 0.1%
New York State Thruway Authority, Revenue Bonds
Series M
2.90%, due 1/1/35	645,000	678,818
Total Municipal Bonds (Cost $3,405,000)		3,384,070
U.S. Government & Federal Agencies 5.8%
United States Treasury Bond 0.8%
U.S. Treasury Bond
1.875%, due 2/15/51	5,940,000	5,403,543
United States Treasury Inflation - Indexed Notes 5.0%
U.S. Treasury Inflation Linked Notes (j)
0.125%, due 1/15/30	10,670,000	11,950,946
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Inflation - Indexed Notes (continued)
U.S. Treasury Inflation Linked Notes (j) (continued)
0.125%, due 7/15/30	$ 6,210,000	$ 7,001,473
0.875%, due 1/15/29	11,995,000	14,502,396
		33,454,815
Total U.S. Government & Federal Agencies (Cost $37,037,194)		38,858,358
Total Long-Term Bonds (Cost $621,739,793)		649,053,319

	Shares
Common Stocks 0.0% ‡
Commercial Services & Supplies 0.0% ‡
Quad/Graphics, Inc.	14	50
Tobacco 0.0% ‡
Turning Point Brands, Inc.	6,802	332,074
Total Common Stocks (Cost $0)		332,124
Short-Term Investments 3.4%
Affiliated Investment Company 2.9%
MainStay U.S. Government Liquidity Fund, 0.01% (k)	18,837,275	18,837,275
Unaffiliated Investment Company 0.5%
BlackRock Liquidity FedFund, 0.05% (k)(l)	3,446,470	3,446,470
Total Short-Term Investments (Cost $22,283,745)		22,283,745
Total Investments, Before Investments Sold Short (Cost $644,023,538)	101.0%	671,669,188

	Principal Amount	Value
Investments Sold Short (0.8)%
Corporate Bond Sold Short (0.8)%
Mining (0.8)%
FMG Resources August 2006 Pty. Ltd.
5.125%, due 5/15/24 (a)	$ (5,000,000)	$ (5,455,974)
Total Investments Sold Short (Proceeds $5,142,028)		(5,455,974)
Total Investments, Net of Investments Sold Short (Cost $638,881,510)	100.2%	666,213,214
Other Assets, Less Liabilities	(0.2)	(1,291,151)
Net Assets	100.0%	$ 664,922,063

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2021.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2021.
(d)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	All or a portion of this security was held on loan. As of April 30, 2021, the aggregate market value of securities on loan was $3,323,364. The Fund received cash collateral with a value of $3,446,470. (See Note 2(N))
(f)	Step coupon—Rate shown was the rate in effect as of April 30, 2021.
(g)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2021.
(h)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2021.
(i)	Delayed delivery security.
(j)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(k)	Current yield as of April 30, 2021.
(l)	Represents a security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Strategic Bond Fund

Foreign Currency Forward Contracts
As of April 30, 2021, the Fund held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,446,254	EUR	6,111,000	JPMorgan Chase Bank N.A.	5/4/21	$ 99,304
USD	7,446,586	EUR	6,154,000	JPMorgan Chase Bank N.A.	8/2/21	33,909
USD	691,695	GBP	497,000	JPMorgan Chase Bank N.A.	8/2/21	5,144
Total Unrealized Appreciation						138,357
USD	681,541	GBP	496,000	JPMorgan Chase Bank N.A.	5/4/21	(3,460)
Total Unrealized Depreciation						(3,460)
Net Unrealized Appreciation						$ 134,897

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.
Futures Contracts
As of April 30, 2021, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 2 Year Notes	104	June 2021	$ 22,973,866	$ 22,958,812	$ (15,054)
U.S. Treasury 5 Year Notes	122	June 2021	15,111,577	15,120,375	8,798
U.S. Treasury Long Bonds	15	June 2021	2,404,247	2,358,750	(45,497)
Total Long Contracts					(51,753)
Short Contracts
U.S. Treasury 10 Year Notes	(43)	June 2021	(5,716,247)	(5,677,344)	38,903
U.S. Treasury 10 Year Ultra Bonds	(421)	June 2021	(62,453,830)	(61,275,234)	1,178,596
U.S. Treasury Ultra Bonds	(202)	June 2021	(37,792,890)	(37,553,063)	239,827
Total Short Contracts					1,457,326
Net Unrealized Appreciation					$ 1,405,573

1.	As of April 30, 2021, cash in the amount of $2,425,867 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2021.
Swap Contracts
As of April 30, 2021, the Fund held the following centrally cleared interest swap agreements1:
Notional Amount	Currency	Expiration Date	Payments made by Fund	Payments Received by Fund	Payment Frequency Paid/ Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
$ 40,000,000	USD	3/16/23	Fixed 2.793%	3 month USD LIBOR	Quarterly	$ —	$ (2,024,232)	$ (2,024,232)
41,000,000	USD	3/29/23	Fixed 2.762%	3 month USD LIBOR	Quarterly	—	(2,044,219)	(2,044,219)
						$ —	$ (4,068,451)	$ (4,068,451)

1.	As of April 30, 2021, cash in the amount of $739,891 was on deposit with a broker for centrally cleared swap agreements.

Abbreviation(s):
EUR—Euro
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
GBP—British Pound Sterling
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
USD—United States Dollar
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 68,443,867	$ —	$ 68,443,867
Corporate Bonds	—	340,463,655	—	340,463,655
Foreign Government Bonds	—	23,677,014	—	23,677,014
Loan Assignments	—	28,813,139	—	28,813,139
Mortgage-Backed Securities	—	145,413,216	—	145,413,216
Municipal Bonds	—	3,384,070	—	3,384,070
U.S. Government & Federal Agencies	—	38,858,358	—	38,858,358
Total Long-Term Bonds	—	649,053,319	—	649,053,319
Common Stocks	332,124	—	—	332,124
Short-Term Investments
Affiliated Investment Company	18,837,275	—	—	18,837,275
Unaffiliated Investment Company	3,446,470	—	—	3,446,470
Total Short-Term Investments	22,283,745	—	—	22,283,745
Total Investments in Securities	22,615,869	649,053,319	—	671,669,188
Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	138,357	—	138,357
Futures Contracts (b)	1,466,124	—	—	1,466,124
Total Other Financial Instruments	1,466,124	138,357	—	1,604,481
Total Investments in Securities and Other Financial Instruments	$ 24,081,993	$ 649,191,676	$ —	$ 673,273,669
Liability Valuation Inputs
Long-Term Bonds Sold Short
Corporate Bond Sold Short	$ —	$ (5,455,974)	$ —	$ (5,455,974)
Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	(3,460)	—	(3,460)
Futures Contracts (b)	(60,551)	—	—	(60,551)
Interest Rate Swaps (b)	—	(4,068,451)	—	(4,068,451)
Total Other Financial Instruments	(60,551)	(4,071,911)	—	(4,132,462)
Total Investments in Securities Sold Short and Other Financial Instruments	$ (60,551)	$ (9,527,885)	$ —	$ (9,588,436)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Strategic Bond Fund

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities before investments sold short, at value (identified cost $625,186,263) including securities on loan of $3,323,364	$ 652,831,913
Investment in affiliated investment companies, at value (identified cost $18,837,275)	18,837,275
Cash collateral on deposit at broker for futures contracts	2,425,867
Cash collateral on deposit at broker for swap contracts	739,891
Cash denominated in foreign currencies (identified cost $200,236)	199,710
Cash	2,103,154
Receivables:
Interest	4,808,457
Fund shares sold	1,047,774
Variation margin on centrally cleared swap contracts	291,562
Variation margin on futures contracts	130,529
Investment securities sold	105,638
Securities lending	658
Unrealized appreciation on foreign currency forward contracts	138,357
Other assets	89,238
Total assets	683,750,023
Liabilities
Investments sold short (proceeds $5,142,028)	5,455,974
Cash collateral received for securities on loan	3,446,470
Payables:
Investment securities purchased	8,186,345
Fund shares redeemed	869,910
Manager (See Note 3)	328,070
Transfer agent (See Note 3)	176,512
NYLIFE Distributors (See Note 3)	88,795
Shareholder communication	63,930
Professional fees	55,605
Custodian	16,018
Variation margin on centrally cleared swap contracts	564
Accrued expenses	3,276
Distributions payable	133,031
Unrealized depreciation on foreign currency forward contracts	3,460
Total liabilities	18,827,960
Net assets	$ 664,922,063
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 731,222
Additional paid-in-capital	832,474,601
833,205,823
Total distributable earnings (loss)	(168,283,760)
Net assets	$ 664,922,063
Class A
Net assets applicable to outstanding shares	$181,816,438
Shares of beneficial interest outstanding	20,001,817
Net asset value per share outstanding	$ 9.09
Maximum sales charge (4.50% of offering price)	0.43
Maximum offering price per share outstanding	$ 9.52
Investor Class
Net assets applicable to outstanding shares	$ 17,674,453
Shares of beneficial interest outstanding	1,927,559
Net asset value per share outstanding	$ 9.17
Maximum sales charge (4.00% of offering price)	0.38
Maximum offering price per share outstanding	$ 9.55
Class B
Net assets applicable to outstanding shares	$ 4,024,961
Shares of beneficial interest outstanding	445,084
Net asset value and offering price per share outstanding	$ 9.04
Class C
Net assets applicable to outstanding shares	$ 53,234,537
Shares of beneficial interest outstanding	5,891,033
Net asset value and offering price per share outstanding	$ 9.04
Class I
Net assets applicable to outstanding shares	$405,568,149
Shares of beneficial interest outstanding	44,570,850
Net asset value and offering price per share outstanding	$ 9.10
Class R2
Net assets applicable to outstanding shares	$ 1,011,734
Shares of beneficial interest outstanding	111,262
Net asset value and offering price per share outstanding	$ 9.09
Class R3
Net assets applicable to outstanding shares	$ 435,140
Shares of beneficial interest outstanding	47,861
Net asset value and offering price per share outstanding	$ 9.09
Class R6
Net assets applicable to outstanding shares	$ 1,156,651
Shares of beneficial interest outstanding	126,720
Net asset value and offering price per share outstanding	$ 9.13

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Interest	$11,326,447
Securities lending	2,505
Dividends-affiliated	930
Dividends-unaffiliated (net of foreign tax withholding of $100)	530
Total income	11,330,412
Expenses
Manager (See Note 3)	1,998,135
Distribution/Service—Class A (See Note 3)	221,411
Distribution/Service—Investor Class (See Note 3)	22,257
Distribution/Service—Class B (See Note 3)	22,396
Distribution/Service—Class C (See Note 3)	301,092
Distribution/Service—Class R2 (See Note 3)	1,233
Distribution/Service—Class R3 (See Note 3)	839
Transfer agent (See Note 3)	484,458
Interest on investments sold short	106,477
Registration	77,952
Professional fees	55,884
Shareholder communication	49,927
Custodian	22,243
Trustees	7,463
Insurance	3,394
Broker fees and charges on short sales	728
Shareholder service (See Note 3)	661
Miscellaneous	16,618
Total expenses	3,393,168
Net investment income (loss)	7,937,244
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	9,917,727
Futures transactions	8,580,923
Swap transactions	(834,086)
Foreign currency transactions	8,838
Foreign currency forward transactions	(895,400)
Net realized gain (loss)	16,778,002
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	4,264,347
Futures contracts	(1,053,428)
Investments sold short	(183,446)
Swap contracts	829,416
Foreign currency forward contracts	699,150
Translation of other assets and liabilities in foreign currencies	(35,593)
Net change in unrealized appreciation (depreciation)	4,520,446
Net realized and unrealized gain (loss)	21,298,448
Net increase (decrease) in net assets resulting from operations	$29,235,692
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay Strategic Bond Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 7,937,244	$ 20,944,697
Net realized gain (loss)	16,778,002	(4,133,341)
Net change in unrealized appreciation (depreciation)	4,520,446	(1,070,079)
Net increase (decrease) in net assets resulting from operations	29,235,692	15,741,277
Distributions to shareholders:
Class A	(1,974,460)	(4,402,631)
Investor Class	(185,344)	(440,469)
Class B	(29,560)	(108,106)
Class C	(395,177)	(1,281,225)
Class I	(4,958,830)	(13,052,942)
Class R2	(10,484)	(143,506)
Class R3	(3,304)	(5,136)
Class R6	(10,192)	(197,722)
	(7,567,351)	(19,631,737)
Distributions to shareholders from return of capital:
Class A	—	(131,689)
Investor Class	—	(13,175)
Class B	—	(3,234)
Class C	—	(38,323)
Class I	—	(390,433)
Class R2	—	(4,292)
Class R3	—	(154)
Class R6	—	(5,914)
	—	(587,214)
Total distributions to shareholders	(7,567,351)	(20,218,951)
Capital share transactions:
Net proceeds from sales of shares	65,145,411	207,685,790
Net asset value of shares issued to shareholder in reinvestment of distributions	6,787,367	18,303,153
Cost of shares redeemed	(99,167,457)	(503,088,197)
Increase (decrease) in net assets derived from capital share transactions	(27,234,679)	(277,099,254)
Net increase (decrease) in net assets	(5,566,338)	(281,576,928)
Net Assets
Beginning of period	670,488,401	952,065,329
End of period	$664,922,063	$ 670,488,401
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 8.80	$ 8.74	$ 8.65	$ 8.90	$ 8.81	$ 8.72
Net investment income (loss) (a)	0.10	0.22	0.23	0.24	0.25	0.35
Net realized and unrealized gain (loss) on investments	0.29	0.06	0.11	(0.23)	0.15	0.08
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	0.00‡	0.00‡	0.01	(0.00)‡	(0.02)
Total from investment operations	0.39	0.28	0.34	0.02	0.40	0.41
Less distributions:
From net investment income	(0.10)	(0.21)	(0.25)	(0.27)	(0.31)	(0.32)
Return of capital	—	(0.01)	—	(0.00)‡	(0.00)‡	—
Total distributions	(0.10)	(0.22)	(0.25)	(0.27)	(0.31)	(0.32)
Net asset value at end of period	$ 9.09	$ 8.80	$ 8.74	$ 8.65	$ 8.90	$ 8.81
Total investment return (b)	4.44%	3.27%	3.99%	0.25%	4.65%	4.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.32%††	2.60%	2.66%	2.69%††	2.79%	4.04%
Net expenses (c)(d)	1.09%††	1.18%	1.27%	1.25%	1.13%	1.16%
Portfolio turnover rate	20%	56% (e)	50% (e)	22%	41%	15%
Net assets at end of period (in 000’s)	$ 181,816	$ 175,682	$ 197,686	$ 220,618	$ 302,192	$ 412,834

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
April 30, 2021	1.06%	0.03%
October 31, 2020	1.07%	0.11%
October 31, 2019	1.07%	0.20%
October 31, 2018	1.03%	0.22%
October 31, 2017	1.01%	0.12%
October 31, 2016	1.00%	0.16%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay Strategic Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 8.88	$ 8.81	$ 8.72	$ 8.97	$ 8.88	$ 8.78
Net investment income (loss) (a)	0.10	0.22	0.23	0.24	0.24	0.35
Net realized and unrealized gain (loss) on investments	0.28	0.06	0.11	(0.23)	0.16	0.10
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	0.00‡	0.00‡	0.01	(0.00)‡	(0.03)
Total from investment operations	0.38	0.28	0.34	0.02	0.40	0.42
Less distributions:
From net investment income	(0.09)	(0.20)	(0.25)	(0.27)	(0.31)	(0.32)
Return of capital	—	(0.01)	—	(0.00)‡	(0.00)‡	—
Total distributions	(0.09)	(0.21)	(0.25)	(0.27)	(0.31)	(0.32)
Net asset value at end of period	$ 9.17	$ 8.88	$ 8.81	$ 8.72	$ 8.97	$ 8.88
Total investment return (b)	4.34%	3.29%	3.93%	0.23%	4.59%	5.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.22%††	2.54%	2.63%	2.68%	2.74%	4.01%
Net expenses (c)(d)	1.19%††	1.24%	1.29%	1.27%	1.15%	1.18%
Portfolio turnover rate	20%	56% (e)	50% (e)	22%	41%	15%
Net assets at end of period (in 000’s)	$ 17,674	$ 18,139	$ 19,748	$ 20,451	$ 22,033	$ 31,851

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
April 30, 2021	1.16%	0.03%
October 31, 2020	1.13%	0.11%
October 31, 2019	1.09%	0.20%
October 31, 2018	1.05%	0.22%
October 31, 2017	1.03%	0.12%
October 31, 2016	1.02%	0.16%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class B		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 8.76	$ 8.70	$ 8.61	$ 8.86	$ 8.77	$ 8.68
Net investment income (loss) (a)	0.07	0.15	0.16	0.17	0.18	0.28
Net realized and unrealized gain (loss) on investments	0.27	0.06	0.11	(0.23)	0.15	0.10
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	0.00‡	0.00‡	0.01	(0.00)‡	(0.03)
Total from investment operations	0.34	0.21	0.27	(0.05)	0.33	0.35
Less distributions:
From net investment income	(0.06)	(0.15)	(0.18)	(0.20)	(0.24)	(0.26)
Return of capital	—	(0.00)‡	—	(0.00)‡	(0.00)‡	—
Total distributions	(0.06)	(0.15)	(0.18)	(0.20)	(0.24)	(0.26)
Net asset value at end of period	$ 9.04	$ 8.76	$ 8.70	$ 8.61	$ 8.86	$ 8.77
Total investment return (b)	3.89%	2.44%	3.20%	(0.52)%	3.86%	4.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.47%††	1.77%	1.90%	1.92%	2.00%	3.26%
Net expenses (c)(d)	1.94%††	2.00%	2.04%	2.02%	1.90%	1.93%
Portfolio turnover rate	20%	56% (e)	50% (e)	22%	41%	15%
Net assets at end of period (in 000’s)	$ 4,025	$ 4,872	$ 7,970	$ 11,015	$ 15,223	$ 18,313

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
April 30, 2021	1.91%	0.03%
October 31, 2020	1.89%	0.11%
October 31, 2019	1.84%	0.20%
October 31, 2018	1.80%	0.22%
October 31, 2017	1.78%	0.12%
October 31, 2016	1.77%	0.16%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay Strategic Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 8.75	$ 8.69	$ 8.60	$ 8.85	$ 8.76	$ 8.67
Net investment income (loss) (a)	0.07	0.15	0.16	0.17	0.18	0.28
Net realized and unrealized gain (loss) on investments	0.28	0.06	0.11	(0.23)	0.15	0.10
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	0.00‡	0.00‡	0.01	(0.00)‡	(0.03)
Total from investment operations	0.35	0.21	0.27	(0.05)	0.33	0.35
Less distributions:
From net investment income	(0.06)	(0.15)	(0.18)	(0.20)	(0.24)	(0.26)
Return of capital	—	(0.00)‡	—	(0.00)‡	(0.00)‡	—
Total distributions	(0.06)	(0.15)	(0.18)	(0.20)	(0.24)	(0.26)
Net asset value at end of period	$ 9.04	$ 8.75	$ 8.69	$ 8.60	$ 8.85	$ 8.76
Total investment return (b)	4.01%	2.45%	3.21%	(0.52)%	3.86%	4.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.46%††	1.78%	1.90%	1.92%	2.00%	3.27%
Net expenses (c)(d)	1.94%††	2.00%	2.04%	2.02%	1.90%	1.93%
Portfolio turnover rate	20%	56% (e)	50% (e)	22%	41%	15%
Net assets at end of period (in 000’s)	$ 53,235	$ 65,158	$ 91,598	$ 128,279	$ 167,595	$ 220,513

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
April 30, 2021	1.91%	0.03%
October 31, 2020	1.89%	0.11%
October 31, 2019	1.84%	0.20%
October 31, 2018	1.80%	0.22%
October 31, 2017	1.78%	0.12%
October 31, 2016	1.77%	0.16%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 8.81	$ 8.75	$ 8.66	$ 8.91	$ 8.82	$ 8.72
Net investment income (loss) (a)	0.12	0.24	0.25	0.26	0.26	0.37
Net realized and unrealized gain (loss) on investments	0.28	0.06	0.11	(0.23)	0.16	0.11
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	0.00‡	0.00‡	0.01	(0.00)‡	(0.03)
Total from investment operations	0.40	0.30	0.36	0.04	0.42	0.45
Less distributions:
From net investment income	(0.11)	(0.23)	(0.27)	(0.29)	(0.33)	(0.35)
Return of capital	—	(0.01)	—	(0.00)‡	(0.00)‡	—
Total distributions	(0.11)	(0.24)	(0.27)	(0.29)	(0.33)	(0.35)
Net asset value at end of period	$ 9.10	$ 8.81	$ 8.75	$ 8.66	$ 8.91	$ 8.82
Total investment return (b)	4.56%	3.53%	4.24%	0.51%	4.90%	5.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.57%††	2.83%	2.91%	2.94%	2.99%	4.30%
Net expenses (c)(d)	0.84%††	0.94%	1.02%	1.00%	0.88%	0.91%
Portfolio turnover rate	20%	56% (e)	50% (e)	22%	41%	15%
Net assets at end of period (in 000’s)	$ 405,568	$ 404,964	$ 604,981	$ 717,129	$ 837,363	$ 735,359

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
April 30, 2021	0.81%	0.03%
October 31, 2020	0.83%	0.11%
October 31, 2019	0.82%	0.20%
October 31, 2018	0.78%	0.22%
October 31, 2017	0.76%	0.12%
October 31, 2016	0.75%	0.16%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay Strategic Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class R2		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 8.81	$ 8.74	$ 8.65	$ 8.90	$ 8.81	$ 8.72
Net investment income (loss) (a)	0.10	0.21	0.22	0.23	0.23	0.34
Net realized and unrealized gain (loss) on investments	0.28	0.07	0.11	(0.23)	0.16	0.10
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	0.00‡	0.00‡	0.01	(0.00)‡	(0.03)
Total from investment operations	0.38	0.28	0.33	0.01	0.39	0.41
Less distributions:
From net investment income	(0.10)	(0.20)	(0.24)	(0.26)	(0.30)	(0.32)
Return of capital	—	(0.01)	—	(0.00)‡	(0.00)‡	—
Total distributions	(0.10)	(0.21)	(0.24)	(0.26)	(0.30)	(0.32)
Net asset value at end of period	$ 9.09	$ 8.81	$ 8.74	$ 8.65	$ 8.90	$ 8.81
Total investment return (b)	4.27%	3.27%	3.89%	0.16%	4.54%	4.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.23%††	2.49%	2.54%	2.67%	2.63%	3.97%
Net expenses (c)(d)	1.19%††	1.29%	1.37%	1.34%	1.23%	1.28%
Portfolio turnover rate	20%	56% (e)	50% (e)	22%	41%	15%
Net assets at end of period (in 000’s)	$ 1,012	$ 934	$ 7,232	$ 6,657	$ 773	$ 662

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
April 30, 2021	1.16%	0.03%
October 31, 2020	1.18%	0.11%
October 31, 2019	1.17%	0.20%
October 31, 2018	1.14%	0.20%
October 31, 2017	1.11%	0.12%
October 31, 2016	1.12%	0.16%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,				February 29, 2016 through October 31, 2016
Class R3		2020	2019	2018	2017
Net asset value at beginning of period	$ 8.80	$ 8.74	$ 8.65	$ 8.90	$ 8.81	$ 8.20
Net investment income (loss) (a)	0.09	0.20	0.20	0.21	0.21	0.21
Net realized and unrealized gain (loss) on investments	0.28	0.05	0.11	(0.23)	0.16	0.86
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	0.00‡	0.00‡	0.01	(0.00)‡	(0.27)
Total from investment operations	0.37	0.25	0.31	(0.01)	0.37	0.80
Less distributions:
From net investment income	(0.08)	(0.18)	(0.22)	(0.24)	(0.28)	(0.19)
Return of capital	—	(0.01)	—	(0.00)‡	(0.00)‡	—
Total distributions	(0.08)	(0.19)	(0.22)	(0.24)	(0.28)	(0.19)
Net asset value at end of period	$ 9.09	$ 8.80	$ 8.74	$ 8.65	$ 8.90	$ 8.81
Total investment return (b)	4.25%	2.90%	3.63%	(0.09)%	4.28%	9.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.01%††	2.27%	2.29%	2.36%	2.34%	3.32%
Net expenses (c)(d)	1.44%††	1.52%	1.62%	1.60%	1.48%	1.50%
Portfolio turnover rate	20%	56% (e)	50% (e)	22%	41%	15%
Net assets at end of period (in 000’s)	$ 435	$ 276	$ 218	$ 190	$ 114	$ 32

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
April 30, 2021	1.41%	0.03%
October 31, 2020	1.41%	0.11%
October 31, 2019	1.42%	0.20%
October 31, 2018	1.38%	0.22%
October 31, 2017	1.36%	0.12%
October 31, 2016	1.34%	0.16%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay Strategic Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,		February 28, 2018 through October 31, 2018
Class R6		2020	2019
Net asset value at beginning of period	$ 8.84	$ 8.75	$ 8.66	$ 8.83
Net investment income (loss) (a)	0.12	0.25	0.27	0.19
Net realized and unrealized gain (loss) on investments	0.29	0.08	0.11	(0.15)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	0.01	0.00‡	0.01
Total from investment operations	0.41	0.34	0.38	0.05
Less distributions:
From net investment income	(0.12)	(0.24)	(0.29)	(0.22)
Return of capital	—	(0.01)	—	(0.00)‡
Total distributions	(0.12)	(0.25)	(0.29)	(0.22)
Net asset value at end of period	$ 9.13	$ 8.84	$ 8.75	$ 8.66
Total investment return (b)	4.61%	4.04%	4.43%	0.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.74%††	2.88%	3.13%	3.18%††
Net expenses (c)(d)	0.71%††	0.82%	0.84%	0.85%††
Portfolio turnover rate	20%	56% (e)	50% (e)	22%
Net assets at end of period (in 000’s)	$ 1,157	$ 465	$ 22,632	$ 52,504

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
April 30, 2021	0.68%	0.03%
October 31, 2020	0.66%	0.16%
October 31, 2019	0.64%	0.20%
October 31, 2018	0.62%	0.23%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay Strategic Bond Fund (formerly known as MainStay MacKay Unconstrained Bond Fund) (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	February 28, 1997
Investor Class	February 28, 2008
Class B	February 28, 1997
Class C	September 1, 1998
Class I	January 2, 2004
Class R2	February 28, 2014
Class R3	February 29, 2016
Class R6	February 28, 2018
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020, but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.
The Fund's investment objective is to seek total return by investing primarily in domestic and foreign debt securities.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security

36	MainStay MacKay Strategic Bond Fund

valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available
37

Notes to Financial Statements (Unaudited) (continued)
from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

38	MainStay MacKay Strategic Bond Fund

(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to
39

Notes to Financial Statements (Unaudited) (continued)
meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2021 are shown in the Portfolio of Investments.
(I) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2021, the Fund did not hold any unfunded commitments.
(J) Swap Contracts. The Fund may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Fund will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Fund receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Fund's current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. As of April 30, 2021, all swap positions outstanding are shown in the Portfolio of Investments.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party.

40	MainStay MacKay Strategic Bond Fund

Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.
Interest Rate Swaps : An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). The Fund will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.
(K) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of April 30, 2021, are shown in the Portfolio of Investments.
(L) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(M) Securities Sold Short.  During the six-month period ended April 30, 2021, the Fund engaged in sales of securities it did not own ("short sales") as part of its investment strategies. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security
41

Notes to Financial Statements (Unaudited) (continued)
short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of April 30, 2021, the securities sold short are shown in the Portfolio of Investments.
(N) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(O) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. As of April 30, 2021, delayed delivery transactions are shown in the Portfolio of Investments.
(P) Debt and Foreign Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund primarily invests in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Fund’s NAVs could go down and you could lose money.
In addition, loans generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing trans-actions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks

42	MainStay MacKay Strategic Bond Fund

include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(Q) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(R) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 with respect to certain LIBOR tenors or mid-2023 for the remaining LIBOR tenors.
(S) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(T) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund entered into interest rate and credit default swap contracts in order to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. The Fund also entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.
43

Notes to Financial Statements (Unaudited) (continued)
Fair value of derivative instruments as of April 30, 2021:
Asset Derivatives	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$ —	$1,466,124	$1,466,124
Forward Contracts - Unrealized appreciation on foreign currency forward contracts	138,357	—	138,357
Total Fair Value	$138,357	$1,466,124	$1,604,481

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$ —	$ (60,551)	$ (60,551)
Centrally Cleared Swap Contracts - Net Assets—Net unrealized depreciation on swap contracts (b)	—	(4,068,451)	(4,068,451)
Forward Contracts - Unrealized depreciation on foreign currency forward contracts	(3,460)	—	(3,460)
Total Fair Value	$(3,460)	$(4,129,002)	$(4,132,462)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2021:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$8,580,923	$8,580,923
Swap Contracts	—	(834,086)	(834,086)
Forward Contracts	(895,400)	—	(895,400)
Total Net Realized Gain (Loss)	$(895,400)	$7,746,837	$6,851,437

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$(1,053,428)	$(1,053,428)
Swap Contracts	—	829,416	829,416
Forward Contracts	699,150	—	699,150
Total Net Change in Unrealized Appreciation (Depreciation)	$699,150	$ (224,012)	$ 475,138

Average Notional Amount	Total
Futures Contracts Long	$ 33,408,108
Futures Contracts Short	$(102,472,349)
Swap Contracts Long	$ 81,000,000
Forward Contracts Long	$ 8,069,859
Forward Contracts Short	$ (10,638,524)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The
44	MainStay MacKay Strategic Bond Fund

Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2021, the effective management fee rate was 0.60%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Class R6 fees and expenses do not exceed those of Class I. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $1,998,135 and paid the Subadvisor in the amount of $975,841.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2021, shareholder service fees incurred by the Fund were as follows:

Class R2	$ 493
Class R3	168
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2021, were $14,601 and $1,306, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2021, of $1,349, $1,292 and $1,263, respectively.
45

Notes to Financial Statements (Unaudited) (continued)
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$117,533	$—
Investor Class	21,331	—
Class B	5,362	—
Class C	72,083	—
Class I	267,255	—
Class R2	656	—
Class R3	224	—
Class R6	14	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F) Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 30,619	$ 128,670	$ (140,452)	$ —	$ —	$ 18,837	$ 1	$ —	18,837

(G) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R3	$31,735	7.3%
Class R6	28,506	2.5
Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$638,806,407	$33,017,537	$(5,610,730)	$27,406,807
As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $207,740,474 were available as shown in the table
46	MainStay MacKay Strategic Bond Fund

below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$37,596	$170,144
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$19,631,737
Return of Capital	587,214
Total	$20,218,951
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $2,458 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July
28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of U.S. government securities were $18,341 and $10,235, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $125,542 and $117,377 respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	1,913,998	$ 17,337,812
Shares issued to shareholders in reinvestment of distributions	198,646	1,798,249
Shares redeemed	(2,386,484)	(21,580,739)
Net increase (decrease) in shares outstanding before conversion	(273,840)	(2,444,678)
Shares converted into Class A (See Note 1)	386,459	3,488,033
Shares converted from Class A (See Note 1)	(68,900)	(622,756)
Net increase (decrease)	43,719	$ 420,599
Year ended October 31, 2020:
Shares sold	3,549,959	$ 30,759,137
Shares issued to shareholders in reinvestment of distributions	488,987	4,220,842
Shares redeemed	(6,892,108)	(59,273,038)
Net increase (decrease) in shares outstanding before conversion	(2,853,162)	(24,293,059)
Shares converted into Class A (See Note 1)	265,023	2,297,846
Shares converted from Class A (See Note 1)	(70,039)	(603,380)
Net increase (decrease)	(2,658,178)	$ (22,598,593)

47

Notes to Financial Statements (Unaudited) (continued)
Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	56,373	$ 513,444
Shares issued to shareholders in reinvestment of distributions	19,841	181,150
Shares redeemed	(167,350)	(1,529,879)
Net increase (decrease) in shares outstanding before conversion	(91,136)	(835,285)
Shares converted into Investor Class (See Note 1)	103,498	941,097
Shares converted from Investor Class (See Note 1)	(127,794)	(1,166,503)
Net increase (decrease)	(115,432)	$ (1,060,691)
Year ended October 31, 2020:
Shares sold	155,915	$ 1,356,863
Shares issued to shareholders in reinvestment of distributions	51,115	444,676
Shares redeemed	(304,909)	(2,639,908)
Net increase (decrease) in shares outstanding before conversion	(97,879)	(838,369)
Shares converted into Investor Class (See Note 1)	83,544	726,787
Shares converted from Investor Class (See Note 1)	(183,114)	(1,598,912)
Net increase (decrease)	(197,449)	$ (1,710,494)

Class B	Shares	Amount
Period ended April 30, 2021:
Shares sold	5,596	$ 49,934
Shares issued to shareholders in reinvestment of distributions	2,672	24,064
Shares redeemed	(80,549)	(724,977)
Net increase (decrease) in shares outstanding before conversion	(72,281)	(650,979)
Shares converted from Class B (See Note 1)	(39,013)	(349,910)
Net increase (decrease)	(111,294)	$ (1,000,889)
Year ended October 31, 2020:
Shares sold	13,761	$ 117,932
Shares issued to shareholders in reinvestment of distributions	10,913	93,552
Shares redeemed	(309,879)	(2,667,687)
Net increase (decrease) in shares outstanding before conversion	(285,205)	(2,456,203)
Shares converted from Class B (See Note 1)	(74,998)	(645,966)
Net increase (decrease)	(360,203)	$ (3,102,169)

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	146,683	$ 1,317,444
Shares issued to shareholders in reinvestment of distributions	42,956	386,583
Shares redeemed	(1,420,701)	(12,783,462)
Net increase (decrease) in shares outstanding before conversion	(1,231,062)	(11,079,435)
Shares converted from Class C (See Note 1)	(324,766)	(2,908,217)
Net increase (decrease)	(1,555,828)	$ (13,987,652)
Year ended October 31, 2020:
Shares sold	425,749	$ 3,655,007
Shares issued to shareholders in reinvestment of distributions	140,651	1,205,409
Shares redeemed	(3,582,005)	(30,766,598)
Net increase (decrease) in shares outstanding before conversion	(3,015,605)	(25,906,182)
Shares converted from Class C (See Note 1)	(79,690)	(688,962)
Net increase (decrease)	(3,095,295)	$ (26,595,144)

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	4,954,623	$ 44,928,685
Shares issued to shareholders in reinvestment of distributions	482,654	4,373,821
Shares redeemed	(6,893,989)	(62,398,962)
Net increase (decrease) in shares outstanding before conversion	(1,456,712)	(13,096,456)
Shares converted into Class I (See Note 1)	68,322	618,256
Net increase (decrease)	(1,388,390)	$ (12,478,200)
Year ended October 31, 2020:
Shares sold	19,754,574	$ 169,630,141
Shares issued to shareholders in reinvestment of distributions	1,386,876	11,983,027
Shares redeemed	(44,391,197)	(377,209,880)
Net increase (decrease) in shares outstanding before conversion	(23,249,747)	(195,596,712)
Shares converted into Class I (See Note 1)	59,162	512,587
Net increase (decrease)	(23,190,585)	$(195,084,125)

48	MainStay MacKay Strategic Bond Fund

Class R2	Shares	Amount
Period ended April 30, 2021:
Shares sold	10,158	$ 92,051
Shares issued to shareholders in reinvestment of distributions	1,158	10,484
Shares redeemed	(6,097)	(55,129)
Net increase (decrease)	5,219	$ 47,406
Year ended October 31, 2020:
Shares sold	134,616	$ 1,173,741
Shares issued to shareholders in reinvestment of distributions	17,187	147,798
Shares redeemed	(873,599)	(7,642,240)
Net increase (decrease)	(721,796)	$ (6,320,701)

Class R3	Shares	Amount
Period ended April 30, 2021:
Shares sold	18,119	$ 164,159
Shares issued to shareholders in reinvestment of distributions	312	2,823
Shares redeemed	(1,860)	(16,795)
Net increase (decrease)	16,571	$ 150,187
Year ended October 31, 2020:
Shares sold	7,100	$ 62,561
Shares issued to shareholders in reinvestment of distributions	488	4,213
Shares redeemed	(1,200)	(10,300)
Net increase (decrease)	6,388	$ 56,474

Class R6	Shares	Amount
Period ended April 30, 2021:
Shares sold	81,520	$ 741,882
Shares issued to shareholders in reinvestment of distributions	1,121	10,193
Shares redeemed	(8,509)	(77,514)
Net increase (decrease)	74,132	$ 674,561
Year ended October 31, 2020:
Shares sold	107,790	$ 930,408
Shares issued to shareholders in reinvestment of distributions	23,680	203,636
Shares redeemed	(2,666,072)	(22,878,546)
Net increase (decrease)	(2,534,602)	$ (21,744,502)
Note 10–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:
Effective July 1, 2021, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest expenses (including interest on securities sold short), litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.70% of its average daily net assets. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest expenses (including interest on securities sold short), litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
49

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay Strategic Bond Fund (formerly known as the MainStay MacKay Unconstrained Bond Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of

50	MainStay MacKay Strategic Bond Fund

other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York
Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and MacKay to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
51

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

52	MainStay MacKay Strategic Bond Fund

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board
53

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
54	MainStay MacKay Strategic Bond Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of The MainStay Funds (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
55

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
56	MainStay MacKay Strategic Bond Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1738547MS071-21	MSSB10-06/21
(NYLIM) NL052

MainStay MacKay Tax Free Bond Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date	Six Months	One Year or Since Inception	Five Years or Since Inception	Ten Years	Gross Expense Ratio[1]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	1/3/1995	-0.91%	4.79%	2.91%	4.85%	0.75%
		Excluding sales charges		3.75	9.73	3.86	5.34	0.75
Investor Class Shares[2]	Maximum 4% Initial Sales Charge	With sales charges	2/28/2008	-0.42	4.83	2.91	4.83	0.76
		Excluding sales charges		3.73	9.77	3.86	5.32	0.76
Class B Shares[3]	Maximum 5% CDSC	With sales charges	5/1/1986	-1.39	4.54	3.26	5.05	1.01
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		3.61	9.54	3.61	5.05	1.01
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	2.61	8.53	3.61	5.05	1.01
	if Redeemed Within One Year of Purchase	Excluding sales charges		3.61	9.53	3.61	5.05	1.01
Class C2 Shares	Maximum 1% CDSC	With sales charges	8/31/2020	2.53	1.96	N/A	N/A	1.16
	if Redeemed Within One Year of Purchase	Excluding sales charges		3.53	2.96	N/A	N/A	1.16
Class I Shares	No Sales Charge		12/21/2009	3.88	10.10	4.12	5.60	0.50
Class R6 Shares	No Sales Charge		11/1/2019	3.90	10.05	5.27	N/A	0.44

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 1.0%, which is reflected in the average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Bloomberg Barclays Municipal Bond Index[1]	2.62%	7.75%	3.51%	4.44%
Morningstar Muni National Long Category Average[2]	4.27	10.86	3.59	4.61

1.	The Bloomberg Barclays Municipal Bond Index is the Fund’s primary broadbased securities market index for comparison purposes. The Bloomberg Barclays Municipal Bond Index is considered representative of the broadbased market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Muni National Long Category Average is representative of funds that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. These portfolios have durations of more than 7 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Tax Free Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Tax Free Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,037.50	$3.69	$1,021.18	$3.66	0.73%
Investor Class Shares	$1,000.00	$1,037.30	$3.84	$1,021.03	$3.81	0.76%
Class B Shares	$1,000.00	$1,036.10	$5.10	$1,019.79	$5.06	1.01%
Class C Shares	$1,000.00	$1,036.10	$5.10	$1,019.79	$5.06	1.01%
Class C2 Shares	$1,000.00	$1,035.30	$5.80	$1,019.09	$5.76	1.15%
Class I Shares	$1,000.00	$1,038.80	$2.43	$1,022.41	$2.41	0.48%
Class R6 Shares	$1,000.00	$1,039.00	$2.22	$1,022.61	$2.21	0.44%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2021 (Unaudited)
New York	21.3%
California	14.8
Illinois	10.0
New Jersey	5.2
Texas	4.5
Connecticut	2.9
Florida	2.7
Utah	2.4
Pennsylvania	2.2
Georgia	2.2
South Carolina	2.1
Michigan	1.6
Iowa	1.6
Nevada	1.5
Alabama	1.3
Puerto Rico	1.3
Virginia	1.2
Missouri	1.0
Wisconsin	0.9
District of Columbia	0.8
Colorado	0.8
Ohio	0.8
Maryland	0.8
Washington	0.7
Arizona	0.7
Delaware	0.7
Indiana	0.7
Arkansas	0.6
Nebraska	0.5
U.S. Virgin Islands	0.5
Oklahoma	0.5%
Louisiana	0.5
Tennessee	0.5
Guam	0.4
Idaho	0.4
Minnesota	0.4
Montana	0.4
Oregon	0.4
Kentucky	0.3
Massachusetts	0.3
Rhode Island	0.2
Hawaii	0.2
Kansas	0.2
New Mexico	0.1
New Hampshire	0.1
North Dakota	0.1
South Dakota	0.1
Wyoming	0.1
North Carolina	0.1
Alaska	0.0‡
Maine	0.0‡
Mississippi	0.0‡
Vermont	0.0‡
Short–Term Investment	3.3
Other Assets, Less Liabilities	3.1
100.0%

‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Issuers Held as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	Metropolitan Transportation Authority, 0.557%-5.25%, due 2/1/22–11/15/48
2.	New York State Dormitory Authority, 3.00%-5.25%, due 3/15/31–2/15/48
3.	New York City Transitional Finance Authority, 3.00%-5.00%, due 5/1/32–11/1/42
4.	Triborough Bridge & Tunnel Authority, 0.085%-5.00%, due 1/1/32–5/15/51
5.	State of New Jersey, 2.00%-5.00%, due 6/1/28–6/1/42
6.	State of California, 0.055%-5.25%, due 10/1/33–5/1/48
7.	San Francisco City & County Airport Commission, 5.00%, due 5/1/27–5/1/50
8.	South Carolina Public Service Authority, 3.00%-5.50%, due 12/1/25–12/1/56
9.	State of Connecticut, 3.00%-5.00%, due 4/15/27–1/15/40
10.	State of Connecticut, 3.125%-5.00%, due 1/1/30–5/1/40

8	MainStay MacKay Tax Free Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis and Michael Denlinger, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Tax Free Bond Fund perform relative to its benchmark and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay MacKay Tax Free Bond Fund returned 3.88%, outperforming the 2.62% return of the Fund’s primary benchmark, the Bloomberg Barclays Municipal Bond Index (the "Index"). Over the same period, Class I shares underperformed the 4.27% return of the Morningstar Muni National Long Category Average.1
Were there any changes to the Fund during the reporting period?
During the reporting period, Michael Denlinger was added as a portfolio manager of the Fund.
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, both tax-exempt and taxable investment-grade municipal bonds posted positive returns. However, the high-yield segment of the market outperformed both investment-grade and taxable municipal bonds as investors extended out the yield curve2 and went down the rating scale looking for yield. Furthermore, performance in the long-end outperformed short-end maturities, and bonds from Illinois and New Jersey outperformed the overall municipal market.
In addition, municipal demand was revived with the availability of COVID-19 vaccines and the growing expectation of the potentially massive impact of the American Rescue Plan Act of 2021 on the fiscal health of states, local governments and an array of municipal government agencies and authorities.
During the reporting period, the Fund outperformed relative to its primary benchmark, the Bloomberg Barclays Municipal Bond Index. This was primarily due to security selection and underweight exposure to highly interest-rate sensitive AAA-rated3 credits. From a state perspective, security selection among Illinois, California and New York bonds made a positive contribution to relative performance. (Contributions take weightings and total returns into account.) Along maturities, bonds maturing over 28 years added to relative performance, while the Fund’s overweight exposure to the 0-to-1-year bucket detracted.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the Fund used a U.S. Treasury hedge that contributed positively to relative performance.
What was the Fund’s duration4 strategy during the reporting period?
During the reporting period, the Fund decreased its duration exposure and ended the reporting period with a slightly shorter posture than the Bloomberg Barclays Municipal Bond Index. As of April 30, 2021, the Fund’s modified duration to worst5 was 4.65 years, while the Index had a modified duration to worst of 4.75 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, security selection in the local general obligation and state general obligation sectors contributed positively to relative performance. Conversely, the housing sector was a slight detractor. All other sectors either performed in line with or outperformed the benchmark.
What were some of the Fund’s largest purchases and sales during the reporting period?
As the Fund remains focused on diversification and liquidity, no individual purchase or sale were considered significant, although sector overweights or security structure, in their entirety, had an impact.
How did the Fund’s sector weighting change during the reporting period?
During the reporting period, the Fund’s allocations to the IDR/PCR (industry development revenue/pollution control revenue) and State General Obligation sectors increased. Conversely, allocations to the local general obligation, hospital and leasing sectors

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
9

decreased. Across states, the Fund increased its exposure to bonds from New Jersey, Iowa and Alabama, and decreased its exposure to Nevada, Pennsylvania and Virginia holdings. Lastly, the Fund decreased its credit exposure to credits rated AA.6
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, the Fund held overweight positions relative to the Bloomberg Barclays Municipal Bond Index in the transportation and special tax sectors. The Fund also held overweight exposure to bonds from Illinois and New York, as well as overweight positions in credits rated AA and maturities 25-to-30 years.
As of the same date, the Fund held relatively underweight exposure to the state general obligation and prerefunded/ETM (escrowed to maturity) sectors. Other underweight exposures relative to the benchmark included bonds with maturities 5-to-10 years, holdings from the state of Texas and AAA-rated securities.
6.	An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay Tax Free Bond Fund

Portfolio of Investments April 30, 2021† (Unaudited)
	Principal Amount	Value
Municipal Bonds 93.6%
Long-Term Municipal Bonds 88.6%
Alabama 1.3%
City of Birmingham AL, Unlimited General Obligation
Series A
5.00%, due 3/1/43 (a)	$ 2,650,000	$ 2,886,186
County of Jefferson, Sewer, Revenue Bonds, Sub. Lien
Series D
6.00%, due 10/1/42	5,910,000	6,902,918
Health Care Authority of the City of Huntsville (The), HH Health System, Revenue Bonds
Series B
4.00%, due 6/1/45	20,370,000	23,715,196
Houston County Health Care Authority, Southeast Alabama Medical Centre, Revenue Bonds
Series A
5.00%, due 10/1/25	1,000,000	1,179,766
Lower Alabama Gas District (The), Revenue Bonds
4.00%, due 12/1/50 (b)	750,000	858,537
Series A
5.00%, due 9/1/46	10,000,000	14,625,233
Southeast Energy Authority, A Cooperative District, Project No. 1, Revenue Bonds
Series A
4.00%, due 10/1/28	2,400,000	2,862,408
Series A
4.00%, due 11/1/51 (b)	38,500,000	45,741,038
University of South Alabama, Revenue Bonds
Insured: AGM
4.00%, due 11/1/35	2,000,000	2,286,805
Insured: AGM
5.00%, due 11/1/29	1,110,000	1,341,434
Insured: AGM
5.00%, due 11/1/30	2,000,000	2,413,103
Water Works Board of the City of Birmingham (The), Revenue Bonds
Series B
5.00%, due 1/1/32	6,140,000	7,499,627
		112,312,251
	Principal Amount	Value

Alaska 0.0% ‡
Alaska Industrial Development & Export Authority, Greater Fairbanks Community Hospital Foundation Obligated Group, Revenue Bonds
5.00%, due 4/1/32	$ 3,550,000	$ 3,795,824
Arizona 0.7%
Arizona Board of Regents, Revenue Bonds
Series A
5.00%, due 7/1/39	2,000,000	2,603,682
Series A
5.00%, due 7/1/43	3,480,000	4,486,890
Arizona Health Facilities Authority, Phoenix Children's Hospital, Revenue Bonds
Series A
5.00%, due 2/1/42	1,000,000	1,031,900
Arizona Industrial Development Authority, Provident Group, NCCU Properties LLC, Central University Project, Revenue Bonds
Series A, Insured: BAM
4.00%, due 6/1/44	940,000	1,062,316
Arizona Industrial Development Authority, Phoenix Children's Hospital, Revenue Bonds
Series A
4.00%, due 2/1/50	18,850,000	21,734,576
Maricopa County Industrial Development Authority, Banner Health Obligated Group, Revenue Bonds
Series A
4.00%, due 1/1/41	11,010,000	12,545,175
Series E
4.00%, due 1/1/45	7,000,000	8,166,762
Maricopa County Unified School District No. 090 Saddle Mountain, Unlimited General Obligation
Insured: AGM
4.00%, due 7/1/35	7,175,000	8,533,435
		60,164,736

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Arkansas 0.5%
County of Pulaski, Arkansas Children's Hospital, Revenue Bonds
5.00%, due 3/1/34	$ 2,000,000	$ 2,365,637
Pulaski County Special School District, Arkansas Construction Bonds, Limited General Obligation
Insured: State Aid Withholding
4.00%, due 2/1/48	15,500,000	15,975,546
Springdale Public Facilities Board, Arkansas Children's Northwest, Inc., Revenue Bonds
5.00%, due 3/1/34	2,890,000	3,374,704
Springdale School District No. 50, Limited General Obligation
Insured: State Aid Withholding
4.00%, due 6/1/36	2,500,000	2,592,549
Insured: State Aid Withholding
4.00%, due 6/1/40	10,400,000	10,755,478
University of Arkansas, UALR Campus, Revenue Bonds
5.00%, due 10/1/29	1,315,000	1,603,665
5.00%, due 10/1/30	1,110,000	1,350,579
5.00%, due 10/1/31	1,205,000	1,466,181
		39,484,339
California 13.2%
Alta Loma School District, Unlimited General Obligation
Series C
4.00%, due 8/1/45	4,500,000	5,337,874
Series B
5.00%, due 8/1/44	4,000,000	4,964,253
Antelope Valley Community College District, Election 2016, Unlimited General Obligation
Series A
4.50%, due 8/1/38	11,500,000	13,435,533
Bay Area Toll Authority, Revenue Bonds
Series S-H
5.00%, due 4/1/44	2,615,000	3,256,530
	Principal Amount	Value

California (continued)
California Health Facilities Financing Authority, Providence St. Joseph Health Obligated Group, Revenue Bonds
Series A
4.00%, due 10/1/35	$ 1,230,000	$ 1,405,412
California Health Facilities Financing Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A
4.00%, due 4/1/45	6,500,000	7,523,026
California Health Facilities Financing Authority, City of Hope Obligated Group, Revenue Bonds
4.00%, due 11/15/45	5,000,000	5,824,308
5.00%, due 11/15/49	20,000,000	23,920,814
California Health Facilities Financing Authority, Sutter Health Obligated Group, Revenue Bonds
Series A
5.00%, due 11/15/34	5,000,000	6,031,614
California Infrastructure and Economic Development Bank, California State Teachers' Retirement System, Green Bond, Revenue Bonds
5.00%, due 8/1/49	10,000,000	12,537,161
California Municipal Finance Authority, Southern California Institute of Architecture Project, Revenue Bonds
5.00%, due 12/1/23	405,000	444,077
5.00%, due 12/1/24	425,000	479,592
5.00%, due 12/1/25	450,000	521,193
5.00%, due 12/1/26	470,000	556,401
5.00%, due 12/1/27	495,000	596,151
5.00%, due 12/1/28	520,000	621,032
California Municipal Finance Authority, CHF-Davis I LLC, West Village Student Housing Project, Revenue Bonds
5.00%, due 5/15/32	1,570,000	1,924,804
Insured: BAM
5.00%, due 5/15/32	1,500,000	1,866,866
Insured: BAM
5.00%, due 5/15/36	4,400,000	5,418,939
Insured: BAM
5.00%, due 5/15/39	9,815,000	12,000,155

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Municipal Finance Authority, CHF-Davis I LLC, West Village Student Housing Project, Revenue Bonds (continued)
Insured: BAM
5.00%, due 5/15/43	$ 11,750,000	$ 14,250,234
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds
Insured: AGM
(zero coupon), due 8/1/49	16,000,000	5,277,101
California State University, Revenue Bonds
Series A
5.00%, due 11/1/44	26,470,000	33,725,287
Chino Valley Unified School District, Election 2016, Limited General Obligation
Series B
4.00%, due 8/1/45	14,310,000	16,974,439
Chula Vista Elementary School District, Revenue Bonds
(zero coupon), due 8/1/23	5,000,000	4,960,199
City of Escondido CA, Unlimited General Obligation
5.00%, due 9/1/36	5,000,000	5,898,295
City of Long Beach CA, Airport System, Revenue Bonds
Series A
5.00%, due 6/1/30	5,000,000	5,017,447
City of Los Angeles, Department of Airports, Revenue Bonds, Senior Lien (c)
Series C
4.00%, due 5/15/50	15,000,000	17,385,990
Series C
5.00%, due 5/15/25	4,475,000	5,272,462
Series C
5.00%, due 5/15/34	12,280,000	15,931,965
City of Los Angeles, Department of Airports, Revenue Bonds
Series D
5.00%, due 5/15/31 (c)	2,530,000	2,942,326
Series B
5.00%, due 5/15/31 (c)	12,615,000	15,791,109
Series E
5.00%, due 5/15/36 (c)	3,205,000	4,053,197
	Principal Amount	Value

California (continued)
City of Los Angeles, Department of Airports, Revenue Bonds (continued)
Series E
5.00%, due 5/15/37 (c)	$ 1,000,000	$ 1,261,138
Series F
5.00%, due 5/15/37 (c)	2,350,000	2,935,342
Series A
5.00%, due 5/15/40	6,850,000	8,808,314
Series C
5.00%, due 5/15/44 (c)	4,285,000	5,182,443
Series E
5.00%, due 5/15/44 (c)	10,230,000	12,714,096
Series A
5.00%, due 5/15/51 (c)	17,625,000	22,333,008
City of Los Angeles CA, Wastewater System, Green Bond, Revenue Bonds
Series A
5.00%, due 6/1/43	10,000,000	12,478,199
City of Sacramento CA, Transient Occupancy Tax, Revenue Bonds
Series A
5.00%, due 6/1/28	2,700,000	3,353,569
Series A
5.00%, due 6/1/29	3,165,000	3,925,023
Series A
5.00%, due 6/1/30	4,920,000	6,059,140
Series A
5.00%, due 6/1/32	2,260,000	2,763,762
Series A
5.00%, due 6/1/33	1,225,000	1,493,528
Coachella Valley Unified School District, Election 2005, Unlimited General Obligation
Series F, Insured: BAM
5.00%, due 8/1/46	12,385,000	14,793,907
Coast Community College District, Election 2012, Unlimited General Obligation
Series D
4.50%, due 8/1/39	15,000,000	18,070,192
Compton Unified School District, Unlimited General Obligation
Series B, Insured: BAM
(zero coupon), due 6/1/38	1,250,000	772,530
Series B, Insured: BAM
(zero coupon), due 6/1/39	5,105,000	3,033,765
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Compton Unified School District, Unlimited General Obligation (continued)
Series B, Insured: BAM
(zero coupon), due 6/1/40	$ 1,500,000	$ 857,162
Series B, Insured: BAM
(zero coupon), due 6/1/41	1,750,000	961,612
Corona-Norco Unified School District, Election 2014, Unlimited General Obligation
Series C
4.00%, due 8/1/49	7,000,000	8,005,776
Cotati-Rohnert Park Unified School District, Election 2016, Unlimited General Obligation
Series C, Insured: AGM
5.00%, due 8/1/42	2,865,000	3,423,859
El Monte Union High School District, Unlimited General Obligation
Series A
5.00%, due 6/1/49	17,390,000	21,507,039
Enterprise Elementary School District, Unlimited General Obligation
Series B, Insured: AGM
5.00%, due 8/1/49	5,000,000	5,894,400
Firebaugh-Las Deltas Unified School District, Election 2016, Unlimited General Obligation
Series A, Insured: AGM
5.25%, due 8/1/41	3,000,000	3,754,858
Fontana Public Finance Authority, City of Fontana, Revenue Bonds
Series A, Insured: BAM
5.00%, due 9/1/32	1,320,000	1,504,837
Fontana Unified School District, Unlimited General Obligation
Series C
(zero coupon), due 8/1/35	14,800,000	7,388,694
Series C
(zero coupon), due 8/1/36	15,500,000	7,188,192
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Series B-2, Insured: AGM
3.50%, due 1/15/53 (d)	4,800,000	5,455,251
	Principal Amount	Value

California (continued)
Fresno Unified School District, Election 2001, Unlimited General Obligation
Series G
(zero coupon), due 8/1/32	$ 6,000,000	$ 2,847,257
Series G
(zero coupon), due 8/1/33	10,000,000	4,408,977
Series G
(zero coupon), due 8/1/41	23,485,000	5,930,230
Golden State Tobacco Securitization Corp., Revenue Bonds
Series A-1
5.00%, due 6/1/33	12,545,000	15,290,270
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds
Series A, Insured: AGM-CR ST APPROP
5.00%, due 6/1/40	5,410,000	6,328,523
Jurupa Unified School District, Election 2014, Unlimited General Obligation
Series C
5.25%, due 8/1/43	5,500,000	6,944,909
Live Oak Elementary School District, Certificate of Participation
Insured: AGM
5.00%, due 8/1/39	3,205,000	3,813,271
Live Oak Unified School District, Election 2016, Unlimited General Obligation
Series B, Insured: AGM
5.00%, due 8/1/48	1,500,000	1,825,356
Los Angeles County Public Works Financing Authority, County of Los Angeles, Revenue Bonds
Series E-1
5.00%, due 12/1/49	7,630,000	9,698,101
Los Angeles Unified School District, Unlimited General Obligation
Series C
3.00%, due 7/1/35	9,970,000	11,133,725
Series C
4.00%, due 7/1/33	3,500,000	4,353,596
Series C
4.00%, due 7/1/36	6,000,000	7,374,085
Series C
4.00%, due 7/1/37	5,000,000	6,115,190

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Los Angeles Unified School District, Election 2008, Unlimited General Obligation
Series B-1
5.25%, due 7/1/42	$ 68,405,000	$ 85,666,523
Napa Valley Unified School District, Election 2016, Unlimited General Obligation
Series C, Insured: AGM
4.00%, due 8/1/44	9,000,000	10,323,033
Novato Unified School District, Election 2016, Unlimited General Obligation
Series C
2.00%, due 8/1/39	4,645,000	4,597,236
Oakland Unified School District, Alameda County, Unlimited General Obligation
Insured: AGM
5.00%, due 8/1/27	1,160,000	1,374,008
Insured: AGM
5.00%, due 8/1/28	1,755,000	2,075,813
Insured: AGM
5.00%, due 8/1/29	2,535,000	2,995,591
Paramount Unified School District, Election 2006, Unlimited General Obligation
Insured: BAM
(zero coupon), due 8/1/43	25,000,000	6,471,020
Pomona Unified School District, Election 2008, Unlimited General Obligation
Series E, Insured: AGM
5.00%, due 8/1/30	3,285,000	3,472,436
Richmond Joint Powers Financing Authority, Civic Center Project, Revenue Bonds
Series A, Insured: AGM
5.00%, due 11/1/37	3,660,000	4,559,266
Riverside County Community Facilities District No. 07-2, Special Tax, Special Tax
Insured: AGM
4.00%, due 9/1/45	4,000,000	4,697,995
	Principal Amount	Value

California (continued)
Riverside County Redevelopment Successor Agency, Jurupa Valley Project, Tax Allocation
Series B, Insured: BAM
5.00%, due 10/1/30	$ 2,645,000	$ 3,095,563
Riverside County Transportation Commission, Sales Tax, Revenue Bonds
Series B
4.00%, due 6/1/36	20,000,000	23,103,936
Riverside Unified School District, Election 2016, Unlimited General Obligation
Series B
4.00%, due 8/1/42	5,000,000	5,791,859
San Bernardino City Unified School District, Election 2012, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 8/1/30	1,000,000	1,108,734
San Bernardino Community College District, Election 2018, Unlimited General Obligation
Series A
3.00%, due 8/1/41	7,500,000	7,991,780
San Diego Association of Governments South Bay Expressway, South Bay Expressway, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/30	2,475,000	3,046,591
Series A
5.00%, due 7/1/32	1,800,000	2,208,072
Series A
5.00%, due 7/1/38	1,150,000	1,394,765
San Diego County Regional Airport Authority, Revenue Bonds
Series A
4.00%, due 7/1/38	1,750,000	2,052,113
San Diego County Water Authority, Revenue Bonds
Series A
5.00%, due 5/1/34	2,000,000	2,146,663
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
San Diego Public Facilities Financing Authority, Capital Improvement Projects, Revenue Bonds
Series A
5.00%, due 10/15/44	$ 3,000,000	$ 3,507,543
San Francisco Bay Area Rapid Transit District, Green Bonds, Unlimited General Obligation
Series C-1
3.00%, due 8/1/50	31,565,000	33,623,193
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds, Second Series
Series H
5.00%, due 5/1/27 (c)	7,745,000	9,630,183
Series E
5.00%, due 5/1/35 (c)	8,350,000	10,460,289
Series E
5.00%, due 5/1/37 (c)	7,535,000	9,385,149
Series E
5.00%, due 5/1/45 (c)	3,250,000	3,977,591
Series A
5.00%, due 5/1/47 (c)	9,000,000	10,777,397
Series D
5.00%, due 5/1/48 (c)	9,000,000	10,859,084
Series E
5.00%, due 5/1/50 (c)	15,000,000	18,295,833
Series F
5.00%, due 5/1/50	29,580,000	36,670,651
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds (c)
Series A
5.00%, due 5/1/36	4,245,000	5,302,859
Series A
5.00%, due 5/1/38	6,000,000	7,455,166
Series A
5.00%, due 5/1/49	15,000,000	18,301,728
San Francisco City & County Airport Comm-San Francisco International Airport, Revenue Bonds, Second Series (c)
Series E
5.00%, due 5/1/36	3,220,000	4,022,428
	Principal Amount	Value

California (continued)
San Francisco City & County Airport Comm-San Francisco International Airport, Revenue Bonds, Second Series (c) (continued)
Series 2020
5.00%, due 5/1/37	$ 4,470,000	$ 5,694,741
San Jose Evergreen Community College District, Election 2016, Unlimited General Obligation
Series B
3.00%, due 9/1/37	1,565,000	1,725,782
San Marcos Schools Financing Authority, San Marcos Unified School District, Revenue Bonds
Insured: AGM
5.00%, due 8/15/34	1,000,000	1,217,876
Insured: AGM
5.00%, due 8/15/35	1,000,000	1,215,819
Insured: AGM
5.00%, due 8/15/36	1,100,000	1,335,040
Santa Clara Valley Water District, Revenue Bonds
Series A
5.00%, due 6/1/49	2,865,000	3,411,930
Santa Monica Community College District, Election 2016, Unlimited General Obligation
Series A
4.00%, due 8/1/47	8,580,000	10,021,005
Selma Unified School District, Election 2006, Unlimited General Obligation
Series D, Insured: AGM
(zero coupon), due 8/1/39	730,000	454,794
Series D, Insured: AGM
(zero coupon), due 8/1/41	730,000	423,906
Sierra Joint Community College District, Election 2018, Unlimited General Obligation
Series A
4.00%, due 8/1/53	3,500,000	4,060,868
Simi Valley Unified School District, Election 2016, Unlimited General Obligation
Series A
5.00%, due 8/1/39	1,000,000	1,239,530

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Simi Valley Unified School District, Election 2016, Unlimited General Obligation (continued)
Series A
5.00%, due 8/1/40	$ 1,195,000	$ 1,481,410
Solano County Community College District, Election 2012, Unlimited General Obligation
Series C
5.25%, due 8/1/42	16,460,000	20,721,216
Southern California Water Replenishment District, Revenue Bonds
5.00%, due 8/1/38	1,750,000	2,203,616
State of California, Unlimited General Obligation
3.00%, due 10/1/33	5,000,000	5,652,116
4.00%, due 3/1/36	13,000,000	15,783,576
State of California, Various Purposes, Unlimited General Obligation
3.00%, due 11/1/34	3,445,000	3,922,439
3.00%, due 11/1/35	4,000,000	4,541,489
4.00%, due 10/1/34	20,790,000	25,356,397
4.00%, due 3/1/37	20,100,000	24,324,172
4.00%, due 3/1/38	8,000,000	9,654,103
4.00%, due 3/1/40	7,500,000	9,008,150
4.00%, due 3/1/46	20,000,000	23,679,460
5.25%, due 10/1/39	5,635,000	6,805,324
Tahoe-Truckee Unified School District, Election 2014, Unlimited General Obligation
Series B
5.00%, due 8/1/41	2,200,000	2,636,579
Tulare County Transportation Authority, Sales Tax, Revenue Bonds
4.00%, due 2/1/37	5,945,000	7,109,806
Turlock Irrigation District, Revenue Bonds
5.00%, due 1/1/44	4,000,000	5,118,812
Twin Rivers Unified School District, Election 2006, Unlimited General Obligation
Series Series 2008, Insured: AGM
(zero coupon), due 8/1/32	5,120,000	4,149,987
	Principal Amount	Value

California (continued)
University of California, Limited Project, Revenue Bonds
Series Q
3.00%, due 5/15/51	$ 13,915,000	$ 14,768,415
University of California, Revenue Bonds
Series AV
5.00%, due 5/15/42	1,725,000	2,128,978
Series AZ
5.00%, due 5/15/43	9,180,000	11,470,264
Series AZ
5.25%, due 5/15/58	5,905,000	7,412,705
Westminster School District, Election 2008, Unlimited General Obligation
Series B, Insured: BAM
(zero coupon), due 8/1/48	13,900,000	2,462,788
Winters Joint Unified School District, Election 2016, Unlimited General Obligation
Series B, Insured: BAM
5.00%, due 8/1/46	1,400,000	1,733,480
		1,131,497,576
Colorado 0.8%
Adams State University, Revenue Bonds
Series A, Insured: State Higher Education Intercept Program
4.00%, due 5/15/37	750,000	881,903
Series A, Insured: State Higher Education Intercept Program
4.00%, due 5/15/39	1,085,000	1,269,579
Series A, Insured: State Higher Education Intercept Program
4.00%, due 5/15/42	1,500,000	1,737,220
City & County of Denver, Airport System, Revenue Bonds (c)
Series A
5.00%, due 12/1/25	5,370,000	6,398,184
Series A
5.25%, due 12/1/48	10,000,000	12,346,467
City & County of Denver, Convention Center Expansion Project, Certificate of Participation
Series A
5.375%, due 6/1/43	2,875,000	3,412,305
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
Colorado Health Facilities Authority, AdventHealth Obligated Group, Revenue Bonds
Series A
4.00%, due 11/15/43	$ 3,905,000	$ 4,570,296
Colorado Health Facilities Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A-2
4.00%, due 8/1/49	15,975,000	18,029,716
Colorado Housing and Finance Authority, Revenue Bonds
Series C, Class I, Insured: GNMA
4.25%, due 11/1/48	4,800,000	5,332,298
Denver Convention Center Hotel Authority, Revenue Bonds, Senior Lien
5.00%, due 12/1/36	1,000,000	1,159,052
Regional Transportation District, Certificate Participation
Series A
4.50%, due 6/1/44	10,000,000	10,635,961
South Suburban Park & Recreation District, Unlimited General Obligation
4.00%, due 12/15/38	1,140,000	1,353,433
Vista Ridge Metropolitan District, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 12/1/31	1,250,000	1,500,502
		68,626,916
Connecticut 2.8%
City of Bridgeport CT, Unlimited General Obligation
Series D, Insured: AGM
5.00%, due 8/15/33	3,090,000	3,692,703
Series D, Insured: AGM
5.00%, due 8/15/34	3,090,000	3,685,713
Series D, Insured: AGM
5.00%, due 8/15/35	3,090,000	3,678,738
Series D, Insured: AGM
5.00%, due 8/15/36	3,090,000	3,670,042
	Principal Amount	Value

Connecticut (continued)
City of Hartford CT, Unlimited General Obligation
Series A, Insured: State Guaranteed
5.00%, due 4/1/28	$ 2,500,000	$ 2,597,759
Series A, Insured: State Guaranteed
5.00%, due 4/1/29	895,000	929,780
Series A, Insured: AGM ST GTD
5.00%, due 4/1/32	195,000	202,670
Series C, Insured: AGM ST GTD
5.00%, due 7/15/32	7,470,000	8,743,750
Series C, Insured: AGM ST GTD
5.00%, due 7/15/34	2,500,000	2,916,116
City of New Haven CT, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 8/15/29	1,450,000	1,743,533
Connecticut Housing Finance Authority, Revenue Bonds
Series C-1
4.00%, due 11/15/45	4,420,000	4,860,705
Series B-1
4.00%, due 5/15/49	2,530,000	2,861,128
Connecticut State Health & Educational Facilities Authority, Yale University, Revenue Bonds
Series X-2
0.25%, due 7/1/37 (b)(e)	11,000,000	10,981,880
State of Connecticut, Unlimited General Obligation
Series A
3.00%, due 1/15/32	12,660,000	14,391,536
Series A
3.00%, due 1/15/33	6,000,000	6,763,117
Series A
3.00%, due 1/15/34	5,000,000	5,608,810
Series A
3.00%, due 1/15/35	7,250,000	8,110,885
Series A
3.00%, due 1/15/36	6,875,000	7,660,687
Series A
3.00%, due 1/15/37	5,110,000	5,673,357
Series A
4.00%, due 4/15/37	2,920,000	3,443,603
Series B
5.00%, due 4/15/27	3,000,000	3,132,607

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Connecticut (continued)
State of Connecticut, Unlimited General Obligation (continued)
Series A
5.00%, due 3/1/28	$ 1,990,000	$ 2,241,277
Series F
5.00%, due 9/15/28	12,810,000	16,605,614
Series C
5.00%, due 6/15/33	1,775,000	2,232,155
Series E, Insured: BAM
5.00%, due 9/15/33	4,500,000	5,733,801
Series C
5.00%, due 6/15/34	1,375,000	1,724,558
Series A
5.00%, due 4/15/35	6,000,000	7,318,344
Series E, Insured: BAM
5.00%, due 9/15/35	2,325,000	2,949,286
Series A
5.00%, due 4/15/36	2,050,000	2,610,991
Series E, Insured: BAM
5.00%, due 9/15/37	2,000,000	2,523,738
Series A
5.00%, due 4/15/39	1,250,000	1,576,595
Series A
5.00%, due 1/15/40	750,000	957,689
State of Connecticut, Transportation Infrastructure, Special Tax, Revenue Bonds
Series A
3.125%, due 5/1/40	4,250,000	4,642,802
Series A
4.00%, due 5/1/39	9,550,000	11,320,492
Series A
5.00%, due 9/1/30	5,000,000	5,714,349
Series A
5.00%, due 9/1/30	1,830,000	2,218,782
Series A
5.00%, due 1/1/31	5,000,000	6,243,618
Series A, Insured: BAM
5.00%, due 9/1/31	14,470,000	17,586,168
Series A
5.00%, due 9/1/33	13,000,000	15,649,209
Series A
5.00%, due 9/1/34	3,250,000	3,693,588
Series A
5.00%, due 1/1/36	4,075,000	5,035,431
	Principal Amount	Value

Connecticut (continued)
State of Connecticut, Transportation Infrastructure, Special Tax
5.00%, due 1/1/30	$ 4,635,000	$ 5,813,039
University of Connecticut, Revenue Bonds
Series A
5.00%, due 11/1/33	2,000,000	2,523,781
Series A
5.00%, due 11/1/35	3,990,000	5,012,421
		237,276,847
Delaware 0.7%
Delaware State Health Facilities Authority, Christiana Health Care System Obligated Group, Revenue Bonds
Series A
5.00%, due 10/1/34	6,360,000	8,216,264
Series A
5.00%, due 10/1/35	8,085,000	10,420,529
Series A
5.00%, due 10/1/37	9,135,000	11,705,067
Series A
5.00%, due 10/1/38	5,000,000	6,381,537
Series A
5.00%, due 10/1/45	18,155,000	22,724,129
		59,447,526
District of Columbia 0.8%
District of Columbia, Bryant Street Project, Tax Allocation
4.00%, due 6/1/39	2,370,000	2,804,435
4.00%, due 6/1/43	2,035,000	2,386,823
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds
Series A
5.00%, due 6/1/42	5,500,000	5,910,393
District of Columbia Water & Sewer Authority
Insured: AGM
5.50%, due 10/1/28	1,250,000	1,571,283
Metropolitan Washington Airports Authority, Revenue Bonds (c)
Series A
4.00%, due 10/1/35	1,750,000	2,101,346
Series A
4.00%, due 10/1/36	2,350,000	2,812,268
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
District of Columbia (continued)
Metropolitan Washington Airports Authority, Revenue Bonds (c) (continued)
Series A
5.00%, due 10/1/29	$ 2,500,000	$ 3,255,394
Series A
5.00%, due 10/1/30	3,000,000	3,971,652
Series A
5.00%, due 10/1/31	4,000,000	5,258,386
Series A
5.00%, due 10/1/32	4,000,000	5,238,216
Series A
5.00%, due 10/1/33	3,175,000	4,142,236
Metropolitan Washington Airports Authority, Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds, Second Lien
Series C, Insured: AGC
6.50%, due 10/1/41 (a)	8,000,000	10,279,266
Metropolitan Washington Airports Authority Dulles Toll Road, Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds, Sub. Lien
Series B
4.00%, due 10/1/39	1,000,000	1,161,447
Series B
5.00%, due 10/1/33	1,500,000	1,903,280
Metropolitan Washington Airports Authority Dulles Toll Road, Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds
Series B
6.50%, due 10/1/44 (a)	7,140,000	9,574,350
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds
Series 2020-YX1120
0.11%, due 10/1/49 (b)(e)(f)	8,390,000	8,390,000
		70,760,775
	Principal Amount	Value

Florida 2.7%
Central Florida Expressway Authority, Revenue Bonds, Senior Lien
Insured: AGM
4.00%, due 7/1/37	$ 3,705,000	$ 4,552,378
Central Florida Expressway Authority, Revenue Bonds
Series A
5.00%, due 7/1/35	2,205,000	2,835,895
City of Gainesville FL, Revenue Bonds
Series A
5.00%, due 10/1/44	12,580,000	15,874,872
City of Miami Beach FL, Beach Parking, Revenue Bonds
Insured: BAM
5.00%, due 9/1/40	2,500,000	2,918,931
City of Miami FL, Parking System, Revenue Bonds
Insured: BAM
4.00%, due 10/1/33	1,520,000	1,789,741
Insured: BAM
4.00%, due 10/1/36	3,395,000	3,959,281
Insured: BAM
4.00%, due 10/1/37	2,535,000	2,947,752
Insured: BAM
4.00%, due 10/1/38	1,675,000	1,939,916
Insured: BAM
4.00%, due 10/1/39	2,820,000	3,258,691
City of Orlando FL, Tourist Development Tax, Unrefunded, Revenue Bonds
Series C, Insured: AGC
5.50%, due 11/1/38	1,600,000	1,604,194
City of South Miami, Miami Health Facilities Authority, Inc., Revenue Bonds
5.00%, due 8/15/42	20,000,000	24,011,678
County of Broward, Airport System, Revenue Bonds
Series A
5.00%, due 10/1/49 (c)	4,000,000	4,903,079
County of Miami-Dade, Water & Sewer System, Revenue Bonds
3.00%, due 10/1/36	2,100,000	2,346,792
3.00%, due 10/1/43	6,750,000	7,347,825
4.00%, due 10/1/42	3,000,000	3,614,425

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
County of Miami-Dade FL, Aviation, Revenue Bonds
Series A
4.00%, due 10/1/38	$ 2,250,000	$ 2,687,112
County of Miami-Dade FL, Water & Sewer System, Revenue Bonds
Series A
4.00%, due 10/1/44	9,500,000	10,857,897
Series B
5.00%, due 10/1/31	10,000,000	11,902,861
Series B
5.00%, due 10/1/44	20,000,000	25,436,158
County of Miami-Dade FL, Transit System, Revenue Bonds
Series A
4.00%, due 7/1/48	19,340,000	22,666,130
County of Miami-Dade FL, Unlimited General Obligation
Series A
5.00%, due 7/1/37	2,000,000	2,407,521
County of Sarasota FL, Utility System, Revenue Bonds
Series A
5.00%, due 10/1/40	5,750,000	7,205,661
Florida Governmental Utility Authority, Revenue Bonds
Insured: AGM
4.00%, due 10/1/37	1,375,000	1,625,830
Insured: AGM
4.00%, due 10/1/39	1,400,000	1,647,427
Florida Keys Aqueduct Authority, Revenue Bonds
Series A
5.00%, due 9/1/49	6,000,000	6,933,786
Greater Orlando Aviation Authority, Revenue Bonds
Series A
5.00%, due 10/1/32 (c)	7,025,000	8,982,402
JEA Electric System, Revenue Bonds
Series B
4.00%, due 10/1/36	4,500,000	5,224,951
Orange County Health Facilities Authority, Presbyterian Retirement Communities, Inc., Revenue Bonds
5.00%, due 8/1/31	1,500,000	1,657,781
	Principal Amount	Value

Florida (continued)
Putnam County Development Authority, Seminole Electric Cooperative, Inc., Revenue Bonds
Series A
5.00%, due 3/15/42	$ 5,000,000	$ 6,045,199
Village Community Development District No. 8, Special Assessment
Insured: AGM
3.50%, due 5/1/40	6,190,000	6,871,537
West Palm Beach Community Redevelopment Agency, City Center Community Redevelopment Area, Tax Allocation
5.00%, due 3/1/34	10,100,000	12,783,612
5.00%, due 3/1/35	10,620,000	13,397,556
		232,238,871
Georgia 1.9%
Atlanta Development Authority, Revenue Bonds
Series A-1
5.00%, due 7/1/33	1,000,000	1,152,695
Brookhaven Development Authority, Children's Healthcare of Atlanta, Revenue Bonds
Series A
4.00%, due 7/1/44	7,915,000	9,287,816
Series A
5.00%, due 7/1/32	1,550,000	2,022,812
Series A
5.00%, due 7/1/33	2,380,000	3,095,385
Series A
5.00%, due 7/1/35	1,900,000	2,458,957
Series A
5.00%, due 7/1/36	2,850,000	3,672,628
Series A
5.00%, due 7/1/37	2,800,000	3,597,697
Series A
5.00%, due 7/1/38	2,250,000	2,883,879
Series A
5.00%, due 7/1/39	1,300,000	1,662,394
City of Atlanta GA, Department of Aviation, Revenue Bonds
Series C
5.00%, due 1/1/42	1,310,000	1,348,429
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Georgia (continued)
City of Dalton (The), Georgia Combined Utilities, Revenue Bonds
5.00%, due 3/1/30	$ 2,055,000	$ 2,491,908
Coweta County Development Authority, Piedmont Healthcare, Inc., Revenue Bonds
Series A
5.00%, due 7/1/44	5,000,000	6,259,354
Development Authority of Appling County, Oglethorpe Power Corp. Project, Revenue Bonds
Series A
1.50%, due 1/1/38 (b)(e)	2,500,000	2,565,242
Development Authority of Burke County (The), Oglethorpe Power Corp. Project, Revenue Bonds
Series A
1.50%, due 1/1/40 (b)(e)	7,365,000	7,557,204
Development Authority of Monroe County (The), Oglethorpe Power Corp. Scherer Project, Revenue Bonds
Series A
1.50%, due 1/1/39 (b)(e)	3,750,000	3,847,863
Gainesville & Hall County Hospital Authority, Northeast Health System, Inc. Project, Revenue Bonds
Series A, Insured: County Guaranteed
5.25%, due 8/15/49	5,155,000	5,925,110
Main Street Natural Gas, Inc., Revenue Bonds
Series A
5.00%, due 5/15/35	3,000,000	4,128,230
Series A
5.00%, due 5/15/36	3,700,000	5,135,119
Municipal Electric Authority of Georgia, Project One Subordinated Bonds, Revenue Bonds
Series A
5.00%, due 1/1/35	5,000,000	5,697,752
Series A
5.00%, due 1/1/45	3,300,000	4,146,019
	Principal Amount	Value

Georgia (continued)
Municipal Electric Authority of Georgia, Project One Subordinated Bonds, Revenue Bonds (continued)
Series A
5.00%, due 1/1/50	$ 4,000,000	$ 4,991,270
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project, Revenue Bonds
Series A
5.00%, due 1/1/37	1,000,000	1,222,525
Series A
5.00%, due 1/1/38	1,340,000	1,634,328
Series A
5.00%, due 1/1/49	52,395,000	62,598,800
Series A
5.00%, due 1/1/59	10,000,000	11,851,413
		161,234,829
Guam 0.4%
Antonio B Won Pat International Airport Authority, Revenue Bonds
Series C, Insured: AGM
6.125%, due 10/1/43 (c)	5,000,000	5,491,215
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.00%, due 7/1/40	1,730,000	2,008,286
5.00%, due 1/1/46	5,000,000	5,645,347
Series A
5.00%, due 1/1/50	1,660,000	2,022,791
5.25%, due 7/1/33	1,000,000	1,105,950
Guam Power Authority, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/30	5,610,000	5,931,396
Series A, Insured: AGM
5.00%, due 10/1/44	655,000	726,483
Territory of Guam, Section 30, Revenue Bonds
Series A
5.00%, due 12/1/27	2,265,000	2,664,679
Series A
5.00%, due 12/1/34	2,290,000	2,636,942

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Guam (continued)
Territory of Guam, Business Privilege Tax, Revenue Bonds
Series A
5.125%, due 1/1/42	$ 3,085,000	$ 3,174,133
		31,407,222
Hawaii 0.2%
State of Hawaii Department of Budget & Finance, Hawaiian Electric Co., Inc., Revenue Bonds
3.50%, due 10/1/49	7,000,000	7,310,877
State of Hawaii Department of Budget & Finance, Hawai'i Pacific Health Obligated Group, Revenue Bonds
Series A
6.00%, due 7/1/33	3,000,000	3,344,095
State of Hawaii State Highway Fund, Revenue Bonds
Series A
5.00%, due 1/1/38	2,765,000	3,479,774
Series A
5.00%, due 1/1/39	3,150,000	3,955,157
Series A
5.00%, due 1/1/40	2,140,000	2,681,967
		20,771,870
Idaho 0.4%
Idaho Housing & Finance Association, Federal Highway Trust Fund, Revenue Bonds
Series A
5.00%, due 7/15/36	16,920,000	21,521,265
Series A
5.00%, due 7/15/37	10,000,000	12,682,617
		34,203,882
Illinois 10.0%
Chicago Board of Education, Capital Appreciation, School Reform, Unlimited General Obligation
Series A, Insured: NATL-RE
(zero coupon), due 12/1/26	19,995,000	18,309,835
Chicago Board of Education, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 12/1/27	8,250,000	10,237,116
	Principal Amount	Value

Illinois (continued)
Chicago Board of Education, Unlimited General Obligation (continued)
Series A, Insured: AGM
5.50%, due 12/1/39	$ 11,455,000	$ 11,677,142
Chicago Board of Education, Revenue Bonds
6.00%, due 4/1/46	19,485,000	23,422,441
Chicago O'Hare International Airport, Revenue Bonds, Senior Lien
Series A
4.00%, due 1/1/32 (c)	2,900,000	2,970,897
Series A
4.00%, due 1/1/37	11,290,000	13,385,696
Series A, Insured: AGM
4.00%, due 1/1/37	15,000,000	17,837,548
Series B, Insured: AGM
4.00%, due 1/1/53	10,000,000	11,369,524
Series B
5.00%, due 1/1/28	1,000,000	1,262,012
Series C
5.00%, due 1/1/35	6,000,000	7,111,442
Series D
5.00%, due 1/1/47 (c)	5,000,000	5,870,854
Series C
5.50%, due 1/1/34 (c)	3,000,000	3,221,230
Chicago O'Hare International Airport, Revenue Bonds
Series A
5.00%, due 1/1/32 (c)	15,000,000	17,202,123
Chicago O'Hare International Airport, Passenger Facility Charge, Revenue Bonds
Series A
5.00%, due 1/1/30	2,915,000	3,003,268
Series B
5.00%, due 1/1/31 (c)	2,000,000	2,056,244
Chicago Park District, Limited General Obligation
Series A, Insured: BAM
4.00%, due 1/1/31	1,955,000	2,328,806
Series C, Insured: BAM
4.00%, due 1/1/38	2,800,000	3,249,222
Series C, Insured: BAM
4.00%, due 1/1/39	3,145,000	3,640,037
Series A
5.00%, due 1/1/28	1,000,000	1,169,557
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Chicago Park District, Limited General Obligation (continued)
Series A
5.00%, due 1/1/29	$ 750,000	$ 872,498
Series A
5.00%, due 1/1/31	1,000,000	1,153,299
Series A
5.00%, due 1/1/35	2,000,000	2,288,798
Chicago Park District, Unlimited General Obligation
Series F-2
4.00%, due 1/1/38	1,150,000	1,319,707
Series F-2
5.00%, due 1/1/37	2,050,000	2,552,040
Chicago Park District, Personal Property Replacement Tax, Unlimited General Obligation
Series D, Insured: BAM
4.00%, due 1/1/34	4,555,000	5,345,056
Chicago Park District, Limited Tax, Limited General Obligation
Series B, Insured: BAM
5.00%, due 1/1/29	2,500,000	2,719,044
Series A
5.50%, due 1/1/33	2,000,000	2,197,874
Series A
5.75%, due 1/1/38	4,000,000	4,400,028
Chicago Park District, Special Recreation Activity Alternate Revenue Source, Unlimited General Obligation
Insured: BAM
5.00%, due 11/15/30	1,435,000	1,827,171
Chicago Transit Authority, Sales Tax Receipts, Revenue Bonds, Second Lien
Series A
4.00%, due 12/1/50	32,730,000	37,210,793
5.00%, due 12/1/46	2,480,000	2,976,078
Chicago Transit Authority, Sales Tax Receipts, Revenue Bonds
5.25%, due 12/1/29	2,000,000	2,059,428
5.25%, due 12/1/31	1,735,000	1,786,554
Chicago Transit Authority Sales Tax Receipts Fund, Revenue Bonds
5.00%, due 12/1/44	2,000,000	2,295,443
5.25%, due 12/1/49	1,500,000	1,741,691
	Principal Amount	Value

Illinois (continued)
City of Chicago Heights IL, Unlimited General Obligation
Series B, Insured: BAM
5.25%, due 12/1/34	$ 2,115,000	$ 2,603,375
City of Chicago IL, Waterworks, Revenue Bonds, Second Lien
4.00%, due 11/1/37	1,250,000	1,304,647
Series 2, Insured: AGM
5.00%, due 11/1/28	2,000,000	2,540,862
Series 2, Insured: AGM
5.00%, due 11/1/30	3,000,000	3,764,802
Series 2, Insured: AGM
5.00%, due 11/1/32	5,000,000	6,236,344
Series 2, Insured: AGM
5.00%, due 11/1/33	10,000,000	12,445,939
Series 2, Insured: AGM
5.00%, due 11/1/38	3,500,000	4,312,471
Insured: AGM
5.25%, due 11/1/33	5,000,000	6,319,008
Insured: AGM
5.25%, due 11/1/34	1,785,000	2,256,435
Insured: AGM
5.25%, due 11/1/35	3,025,000	3,827,435
City of Chicago IL, Waterworks, Project, Revenue Bonds, Second Lien
5.00%, due 11/1/27	1,655,000	1,898,748
5.00%, due 11/1/29	1,700,000	1,934,682
City of Chicago IL, Wastewater Transmission Project, Revenue Bonds, Second Lien
5.00%, due 1/1/28	1,000,000	1,116,677
Series B, Insured: AGM
5.00%, due 1/1/30	7,585,000	9,311,282
5.00%, due 1/1/33	2,000,000	2,220,991
Series B
5.00%, due 1/1/33	2,490,000	3,021,576
5.00%, due 1/1/39	8,420,000	9,350,373
5.00%, due 1/1/44	13,090,000	14,529,058
Series A, Insured: AGM
5.25%, due 1/1/42	4,000,000	4,901,622
City of Chicago IL, Motor Fuel Tax, Revenue Bonds
Insured: AGM
5.00%, due 1/1/33	4,725,000	5,080,138

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
City of Chicago IL, Project, Unlimited General Obligation
Series A
5.00%, due 1/1/40	$ 1,750,000	$ 1,753,385
City of Chicago IL, Unlimited General Obligation
Series A
5.50%, due 1/1/49	10,000,000	12,064,969
Series A
6.00%, due 1/1/38	43,000,000	52,182,929
Series A, Insured: BAM
6.00%, due 1/1/38	6,000,000	7,304,756
Cook County Community College District No. 508, Unlimited General Obligation
Insured: BAM
5.50%, due 12/1/38	5,000,000	5,580,434
Cook County Community High School District No. 212 Leyden, Revenue Bonds
Series C, Insured: BAM
5.00%, due 12/1/30	3,370,000	3,906,640
Series C, Insured: BAM
5.00%, due 12/1/31	2,610,000	3,024,609
County of Will IL, Unlimited General Obligation
5.00%, due 11/15/45	18,000,000	21,731,825
Illinois Finance Authority, University of Chicago, Revenue Bonds
Series A
4.00%, due 4/1/50	10,775,000	12,631,921
Illinois Finance Authority, Carle Foundation (The), Revenue Bonds (g)
Series A
5.00%, due 8/15/35	5,000,000	6,650,942
Series A
5.00%, due 8/15/36	4,825,000	6,390,181
Illinois Finance Authority, Rehab Institute of Chicago, Revenue Bonds
Series A
6.00%, due 7/1/43	9,600,000	10,434,155
	Principal Amount	Value

Illinois (continued)
Illinois Housing Development Authority, Revenue Bonds
Series A, Insured: GNMA FNMA FHLMC COLL
3.00%, due 4/1/51	$ 8,000,000	$ 8,773,540
Illinois Sports Facilities Authority (The), Revenue Bonds
Insured: AGM
5.25%, due 6/15/31	5,000,000	5,574,133
Illinois State Toll Highway Authority, Revenue Bonds, Senior Lien
Series B
5.00%, due 1/1/41	5,665,000	6,765,677
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 6/15/36	58,750,000	39,328,701
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Capital Appreciation, Revenue Bonds
Insured: AGM
(zero coupon), due 6/15/44	10,000,000	5,221,261
Rock Island County Public Building Commission, County of Rock Island, Revenue Bonds
Insured: AGM
5.00%, due 12/1/36	2,645,000	3,198,835
Sales Tax Securitization Corp., Revenue Bonds
Series A
4.00%, due 1/1/48	20,000,000	22,290,824
Series C
5.00%, due 1/1/33	2,000,000	2,482,055
Series A
5.00%, due 1/1/40	4,915,000	5,877,709
Series 2018C
5.00%, due 1/1/43	15,000,000	18,183,085
Series C
5.25%, due 1/1/35	9,000,000	11,272,144
Series 2018C
5.25%, due 1/1/43	20,000,000	24,597,520
Sales Tax Securitization Corp., Revenue Bonds, Second Lien
Series 2020A
5.00%, due 1/1/26	1,400,000	1,661,588
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Sales Tax Securitization Corp., Revenue Bonds, Second Lien (continued)
Series A, Insured: BAM
5.00%, due 1/1/37	$ 1,650,000	$ 2,072,046
Sangamon County School District No. 186 Springfield, Unlimited General Obligation
Series C, Insured: AGM
5.00%, due 6/1/28	1,005,000	1,276,172
Series C, Insured: AGM
5.00%, due 6/1/34	1,000,000	1,299,629
Series C, Insured: AGM
5.00%, due 6/1/38	1,635,000	2,098,108
Series C, Insured: AGM
5.00%, due 6/1/39	1,000,000	1,279,937
Southern Illinois University, Housing & Auxiliary Facilities System, Revenue Bonds
Series 2015B, Insured: BAM
5.00%, due 4/1/26	1,175,000	1,356,004
Series B, Insured: BAM
5.00%, due 4/1/29	1,620,000	1,844,353
Series B, Insured: BAM
5.00%, due 4/1/30	1,000,000	1,135,683
State of Illinois, Sales Tax, Revenue Bonds
Series C
4.00%, due 6/15/27	2,000,000	2,251,739
4.50%, due 6/15/36	17,500,000	17,544,935
State of Illinois, Unlimited General Obligation
Series C
4.00%, due 10/1/40	5,000,000	5,695,375
Insured: BAM
4.00%, due 6/1/41	12,600,000	13,607,622
Series D
5.00%, due 11/1/26	8,725,000	10,410,263
5.00%, due 2/1/27	4,730,000	5,717,695
5.00%, due 1/1/28	6,155,000	7,147,953
5.00%, due 2/1/28	10,000,000	11,967,123
Series D
5.00%, due 11/1/28	7,380,000	8,870,868
5.25%, due 2/1/32	10,000,000	11,022,771
5.50%, due 5/1/39	15,000,000	19,144,848
5.75%, due 5/1/45	5,000,000	6,418,495
	Principal Amount	Value

Illinois (continued)
State of Illinois, Unlimited General Obligation (continued)
Series A
6.00%, due 5/1/27	$ 9,665,000	$ 12,291,615
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds
Series 2015-XF1009, Insured: AGM
0.11%, due 6/15/32 (d)(e)(f)	17,390,000	17,390,000
United City of Yorkville IL, Special Tax
Insured: AGM
5.00%, due 3/1/32	3,773,000	4,376,965
Village of Bellwood, Unlimited General Obligation
Insured: AGM
5.00%, due 12/1/29	1,500,000	1,789,442
Village of Oswego, Unlimited General Obligation
5.00%, due 12/15/33	7,670,000	9,187,671
Village of Rosemont IL, Corporate Purpose, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 12/1/40	8,090,000	9,754,799
Village of Schaumburg IL, Unlimited General Obligation
Series A
4.00%, due 12/1/41	37,350,000	39,666,204
Western Illinois Economic Development Authority, City of Quincy, Revenue Bonds
Series B, Insured: BAM
4.00%, due 12/1/34	1,500,000	1,728,335
		858,277,429
Indiana 0.7%
Indiana Finance Authority, Educational Facilities-Butler University, Revenue Bonds
Series B
5.00%, due 2/1/24	2,100,000	2,169,090
Series A
5.00%, due 2/1/25	2,215,000	2,286,815
Series B
5.00%, due 2/1/25	2,210,000	2,281,989
Series B
5.00%, due 2/1/26	2,320,000	2,394,794

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Indiana (continued)
Indiana University, Revenue Bonds
Series A
4.00%, due 6/1/32	$ 2,595,000	$ 3,180,742
Series A
4.00%, due 6/1/33	1,885,000	2,301,566
Series A
4.00%, due 6/1/38	3,015,000	3,626,881
Series A
4.00%, due 6/1/39	3,095,000	3,713,249
Indianapolis Local Public Improvement Bond Bank, Public Improvement, Revenue Bonds
Series A, Insured: AGM
4.00%, due 6/1/37	22,080,000	26,148,876
Series A, Insured: AGM
4.00%, due 6/1/38	7,500,000	8,862,839
Vanderburgh County Redevelopment District, Tax Allocation
Insured: AGM
5.00%, due 2/1/31	1,460,000	1,742,533
		58,709,374
Iowa 1.6%
City of Coralville IA, Certificate of Participation
Series E
4.00%, due 6/1/21	545,000	545,089
Series E
4.00%, due 6/1/22	1,405,000	1,409,332
Series E
4.00%, due 6/1/23	1,320,000	1,326,938
Iowa Finance Authority, Renewable Natural Gas Project, Green Bond, Revenue Bonds
1.50%, due 1/1/42 (b)(c)	3,000,000	3,033,714
Iowa Finance Authority, Mortgage-Backed Securities Program, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
4.00%, due 7/1/47	2,620,000	2,968,385
Series C, Insured: GNMA / FNMA / FHLMC
4.00%, due 7/1/48	1,615,000	1,767,189
PEFA, Inc., Revenue Bonds
5.00%, due 9/1/49 (b)	102,820,000	124,576,404
		135,627,051
	Principal Amount	Value

Kansas 0.2%
City of Hutchinson KS, Hutchinson Regional Medical Center, Inc., Revenue Bonds
5.00%, due 12/1/26	$ 565,000	$ 653,811
5.00%, due 12/1/28	410,000	469,268
5.00%, due 12/1/30	500,000	563,333
University of Kansas Hospital Authority, KU Health System, Revenue Bonds
5.00%, due 9/1/33	2,500,000	2,947,979
5.00%, due 9/1/34	5,000,000	5,888,950
5.00%, due 9/1/35	2,800,000	3,293,893
		13,817,234
Kentucky 0.2%
City of Ashland KY, Ashland Hospital Corp., King's Daughters Medical Center Project, Revenue Bonds
Series A
5.00%, due 2/1/23	1,525,000	1,618,911
Fayette County School District Finance Corp., Fayette County School District, Revenue Bonds
Series A, Insured: State Intercept
4.00%, due 5/1/38	2,995,000	3,332,949
Kentucky Public Energy Authority, Revenue Bonds
Series A
4.00%, due 4/1/48 (b)	15,000,000	16,450,973
		21,402,833
Louisiana 0.5%
City of Shreveport LA, Unlimited General Obligation
Insured: BAM
5.00%, due 8/1/30	5,355,000	6,690,050
Louisiana Public Facilities Authority, Unrefunded-Ochsner Clinic Foundation Project, Revenue Bonds
5.00%, due 5/15/34	2,010,000	2,371,964
Louisiana Public Facilities Authority, Loyola University of New Orleans, Revenue Bonds
Series Series 2011
5.25%, due 10/1/30	2,930,000	2,991,216
Louisiana Stadium & Exposition District, Revenue Bonds
5.00%, due 7/3/23	11,200,000	12,038,860
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Louisiana (continued)
Louisiana Stadium & Exposition District, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/30	$ 1,485,000	$ 1,630,645
Port New Orleans Board of Commissioners, Revenue Bonds
Series D
5.00%, due 4/1/50	7,325,000	9,090,371
State of Louisiana, Unlimited General Obligation
Series A
4.00%, due 2/1/34	9,830,000	10,706,825
		45,519,931
Maine 0.0% ‡
Maine State Housing Authority, Revenue Bonds
Series F
3.65%, due 11/15/42	1,110,000	1,175,897
Maryland 0.8%
City of Baltimore MD, Water Project, Revenue Bonds
Series A
4.00%, due 7/1/37	2,065,000	2,476,327
County of Baltimore, Public Improvement, Unlimited General Obligation
4.00%, due 3/1/37	5,565,000	6,663,958
Maryland Community Development Administration, Department of Housing & Community Development, Revenue Bonds
Series A
3.00%, due 9/1/51	25,400,000	27,862,837
Maryland Stadium Authority, Construction and Reviatalization Program, Certificate of Participation
Series A, Insured: State Intercept
5.00%, due 5/1/42	24,645,000	30,444,479
		67,447,601
	Principal Amount	Value

Massachusetts 0.3%
City of Worcester MA, Limited General Obligation
Insured: AGM
3.00%, due 2/15/30	$ 1,000,000	$ 1,149,004
Massachusetts Development Finance Agency, WGBH Educational Foundation, Revenue Bonds
4.00%, due 1/1/33	1,000,000	1,143,512
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds
5.00%, due 10/1/30	1,200,000	1,323,374
5.00%, due 10/1/31	1,200,000	1,320,222
5.00%, due 10/1/32	1,240,000	1,360,981
5.00%, due 10/1/33	1,500,000	1,642,430
5.00%, due 10/1/34	2,170,000	2,370,396
Massachusetts Educational Financing Authority, Revenue Bonds
Series I
6.00%, due 1/1/28	285,000	289,092
Massachusetts Housing Finance Agency, Single Family Housing, Revenue Bonds
Series 199
4.00%, due 12/1/48	2,990,000	3,262,148
Massachusetts School Building Authority, Revenue Bonds
Series A
5.00%, due 8/15/45	4,585,000	5,940,888
Metropolitan Boston Transit Parking Corp., Revenue Bonds
5.25%, due 7/1/36	2,000,000	2,016,203
		21,818,250
Michigan 1.6%
City of Detroit MI, Sewage Disposal System, Revenue Bonds
Series A, Insured: BHAC-CR NATL-RE
5.00%, due 7/1/35	5,345,000	5,385,753
City of Detroit MI, Water and Sewage Disposable System, Revenue Bonds
Series A
5.25%, due 7/1/39	12,400,000	13,139,081

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
City of Detroit MI, Water Supply System, Revenue Bonds
Series A
5.25%, due 7/1/41	$ 5,000,000	$ 5,040,912
Series A
5.75%, due 7/1/37	5,550,000	5,599,805
Detroit City School District, Improvement School Building & Site, Unlimited General Obligation
Series A, Insured: Q-SBLF
5.00%, due 5/1/29	3,620,000	3,790,590
Series A, Insured: Q-SBLF
5.00%, due 5/1/33	4,535,000	4,746,385
Downriver Utility Wastewater Authority, Revenue Bonds
Insured: AGM
5.00%, due 4/1/31	1,600,000	2,026,084
Grand Rapids Public Schools, Unlimited General Obligation
Insured: AGM
5.00%, due 11/1/42	1,400,000	1,741,164
Great Lakes Water Authority, Water Supply System, Revenue Bonds, Senior Lien
Series C
5.25%, due 7/1/35	20,000,000	24,552,768
Hudsonville Public Schools, Unlimited General Obligation
Series I, Insured: Q-SBLF
4.00%, due 5/1/42	1,800,000	2,140,751
Lincoln Consolidated School District, Unlimited General Obligation
Series A, Insured: AGM Q-SBLF
5.00%, due 5/1/28	2,030,000	2,459,398
Series A, Insured: AGM Q-SBLF
5.00%, due 5/1/30	1,455,000	1,742,199
Series A, Insured: AGM Q-SBLF
5.00%, due 5/1/40	1,500,000	1,769,579
Livonia Public Schools, Unlimited General Obligation
Series II, Insured: AGM
5.00%, due 5/1/40	4,365,000	5,188,015
Michigan Finance Authority, Revenue Notes
Series A-2, Insured: State Aid Withholding
4.00%, due 8/20/21	20,000,000	20,229,898
	Principal Amount	Value

Michigan (continued)
Michigan Finance Authority, Tobacco Settlement Asset-Backed, Revenue Bonds, Senior Lien
Series A
4.00%, due 6/1/36	$ 2,000,000	$ 2,408,692
Michigan Finance Authority, Wayne County Criminal Justice Center Project, Revenue Bonds, Senior Lien
5.00%, due 11/1/25	1,000,000	1,183,629
5.00%, due 11/1/27	1,200,000	1,484,722
Michigan Finance Authority, Great Lakes Water Authority Sewage Disposal System, Revenue Bonds, Second Lien
Series C-7, Insured: NATL-RE
5.00%, due 7/1/32	2,500,000	2,842,024
Michigan Finance Authority, Great Lakes Water Authority Sewage Disposal System, Revenue Bonds, Senior Lien
Series C-3, Insured: AGM
5.00%, due 7/1/33	3,000,000	3,413,466
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds
Series D-1
5.00%, due 7/1/34	500,000	587,063
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds, Senior Lien
Series C-1
5.00%, due 7/1/44	2,500,000	2,641,775
Michigan Finance Authority, Great Lakes Water Authority Water Supply System, Revenue Bonds
Series D-1, Insured: AGM
5.00%, due 7/1/35	2,000,000	2,270,923
Series D-6, Insured: NATL-RE
5.00%, due 7/1/36	7,500,000	8,495,779
South Huron Valley Utility Authority, State Of Michigan 2020 Sewage Disposal System Improvement, Revenue Bonds
Insured: BAM
4.00%, due 5/1/34	5,185,000	6,232,890
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
Thornapple Kellogg School District, Unlimited General Obligation
Insured: Q-SBLF
4.00%, due 5/1/44	$ 1,665,000	$ 1,971,284
Tri-County Area School District, Unlimited General Obligation
Insured: AGM
4.00%, due 5/1/30	1,225,000	1,484,774
Insured: AGM
4.00%, due 5/1/31	1,285,000	1,549,029
Insured: AGM
4.00%, due 5/1/32	1,350,000	1,625,283
		137,743,715
Minnesota 0.1%
City of St Paul Minnesota, Fairview Health Services, Revenue Bonds
Series A
4.00%, due 11/15/37	1,000,000	1,123,151
Minnesota Housing Finance Agency, Residential Housing Finance, Revenue Bonds
Series E, Insured: GNMA / FNMA / FHLMC
4.25%, due 1/1/49	4,030,000	4,484,755
Minnesota Office of Higher Education, Student Loan Program, Revenue Bonds, Senior Lien
2.65%, due 11/1/38 (c)	3,240,000	3,256,545
		8,864,451
Mississippi 0.0% ‡
Mississippi Home Corp., Single Family Mortgage Housing, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
4.00%, due 12/1/44	1,610,000	1,772,814
Missouri 0.9%
City of Kansas City MO, Improvement Downtown Arena Project, Revenue Bonds
Series E
5.00%, due 4/1/40	10,055,000	11,594,922
	Principal Amount	Value

Missouri (continued)
Kansas City Industrial Development Authority, International Airport Terminal Modernization Project, Revenue Bonds
Series A, Insured: AGM
4.00%, due 3/1/50 (c)	$ 15,000,000	$ 17,313,795
Kansas City Industrial Development Authority, Airport, Revenue Bonds (c)
Series A, Insured: AGM
4.00%, due 3/1/50	2,280,000	2,631,697
Series B
5.00%, due 3/1/46	6,430,000	7,824,967
Missouri Housing Development Commission, First Place Homeownership Loan Program, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
4.25%, due 5/1/47	6,595,000	7,402,424
Series A, Insured: GNMA / FNMA / FHLMC
4.25%, due 5/1/49	3,585,000	3,994,930
Missouri State Health & Educational Facilities Authority, BJC Healthcare System, Revenue Bonds
Series A
4.00%, due 7/1/46	5,000,000	5,952,388
4.50%, due 1/1/39	2,865,000	3,137,601
Springfield School District No. R-12, Unlimited General Obligation
4.00%, due 3/1/35	3,140,000	3,776,089
St Louis Municipal Finance Corp., Convention Center Expansion, Revenue Bonds
Insured: AGM
5.00%, due 10/1/49	5,260,000	6,509,695
State of Missouri, SSM Health Care, Revenue Bonds
Series A
5.00%, due 6/1/30	4,000,000	4,538,232
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds
Series 2020-YX1159
0.12%, due 3/1/46 (b)(e)(f)	3,165,000	3,165,000
		77,841,740

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Montana 0.4%
Montana Board of Housing, Single Family Mortgage, Revenue Bonds
Series B
3.40%, due 12/1/33	$ 1,520,000	$ 1,651,343
Series B
3.60%, due 6/1/37	1,970,000	2,141,235
Montana Facility Finance Authority, Benefis Health System Obligated Group, Revenue Bonds
5.00%, due 2/15/30	1,790,000	2,146,127
5.00%, due 2/15/31	1,500,000	1,791,240
5.00%, due 2/15/33	1,320,000	1,568,071
5.00%, due 2/15/34	1,200,000	1,422,142
Silver Bow County School District No. 1, School Building, Unlimited General Obligation
4.00%, due 7/1/30	1,745,000	2,095,155
4.00%, due 7/1/32	1,945,000	2,308,330
4.00%, due 7/1/33	2,020,000	2,388,992
Yellowstone County K-12 School District No. 26 Lockwood, School District No. 26 Lockwood, Unlimited General Obligation
5.00%, due 7/1/29	2,260,000	2,877,568
5.00%, due 7/1/30	2,500,000	3,161,571
5.00%, due 7/1/31	3,015,000	3,797,569
5.00%, due 7/1/32	3,300,000	4,143,998
		31,493,341
Nebraska 0.5%
Central Plains Energy, Nebraska Gas Project No. 3, Revenue Bonds
Series A
5.00%, due 9/1/42	14,495,000	20,822,408
5.00%, due 9/1/42	13,960,000	14,838,485
Nebraska Investment Finance Authority, Single Family Housing, Revenue Bonds
Series C
4.00%, due 9/1/48	4,315,000	4,754,087
		40,414,980
Nevada 1.5%
Clark County School District, Limited General Obligation
Series B, Insured: BAM
3.00%, due 6/15/37	5,000,000	5,499,814
	Principal Amount	Value

Nevada (continued)
Clark County School District, Limited General Obligation (continued)
Series B, Insured: BAM
3.00%, due 6/15/39	$ 6,340,000	$ 6,879,679
Series C
4.00%, due 6/15/32	5,000,000	5,626,269
Series B, Insured: AGM
4.00%, due 6/15/35	5,395,000	6,389,395
Series C
4.00%, due 6/15/37	4,845,000	5,521,214
Series B, Insured: BAM
5.00%, due 6/15/34	5,750,000	7,290,619
County of Clark NV, Park Improvement, Limited General Obligation
4.00%, due 12/1/35	8,425,000	9,967,221
4.00%, due 12/1/36	5,000,000	5,898,549
Las Vegas Convention & Visitors Authority, Convention Center Expansion, Revenue Bonds
Series B
4.00%, due 7/1/49	9,800,000	10,881,410
Series B
5.00%, due 7/1/31	1,245,000	1,515,688
Series B
5.00%, due 7/1/43	22,500,000	26,811,742
Las Vegas Valley Water District, Water Improvement, Limited General Obligation
Series A
5.00%, due 6/1/46	3,665,000	4,358,034
Washoe County School District, Limited General Obligation
Series A, Insured: BAM
3.00%, due 6/1/33	3,000,000	3,353,485
Series A, Insured: BAM
3.00%, due 6/1/34	2,490,000	2,764,583
Washoe County School District, School Improvement Bonds, Limited General Obligation
Series A
4.00%, due 10/1/49	20,000,000	23,299,438
		126,057,140
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Hampshire 0.1%
City of Manchester NH, General Airport, Revenue Bonds
Series A, Insured: AGM
5.00%, due 1/1/26	$ 1,800,000	$ 1,853,775
New Hampshire Business Finance Authority, Pennichuck Water Works, Inc., Revenue Bonds
Series A
4.00%, due 4/1/50 (c)	5,525,000	6,169,580
		8,023,355
New Jersey 4.9%
Atlantic County Improvement Authority (The), Stockton University, Revenue Bonds
Series A, Insured: AGM
5.00%, due 7/1/31	2,670,000	3,112,884
Series A, Insured: AGM
5.00%, due 7/1/32	1,305,000	1,516,553
Series A, Insured: AGM
5.00%, due 7/1/33	1,395,000	1,616,656
City of Atlantic City NJ, Unlimited General Obligation
Series B, Insured: AGM ST AID WITHHLDG
5.00%, due 3/1/32	3,400,000	4,116,919
New Brunswick Parking Authority, City Guaranteed Parking, Revenue Bonds
Series A, Insured: BAM
5.00%, due 9/1/28	2,500,000	3,044,207
Series A, Insured: BAM
5.00%, due 9/1/29	2,370,000	2,874,880
Series A, Insured: BAM
5.00%, due 9/1/30	4,605,000	5,580,659
Series A, Insured: BAM
5.00%, due 9/1/31	6,780,000	8,208,619
New Jersey Building Authority, Unrefunded, Revenue Bonds
Series A, Insured: BAM
5.00%, due 6/15/25	2,015,000	2,398,469
Series A, Insured: BAM
5.00%, due 6/15/28	1,805,000	2,180,973
	Principal Amount	Value

New Jersey (continued)
New Jersey Economic Development Authority, New Jersey-American Water Co., Inc., Revenue Bonds
Series E
0.85%, due 12/1/25 (c)	$ 1,550,000	$ 1,541,267
New Jersey Economic Development Authority, The Goethals Bridge Replacement Project, Revenue Bonds (c)
5.00%, due 1/1/28	1,000,000	1,114,732
5.50%, due 1/1/26	1,000,000	1,132,384
New Jersey Economic Development Authority, State of New Jersey Motor Vehicle Surcharge, Revenue Bonds
Series A, Insured: BAM
5.00%, due 7/1/28	2,000,000	2,469,397
New Jersey Educational Facilities Authority, Stevens Institute of Technology, Green Bond, Revenue Bonds
Series A
3.00%, due 7/1/50	1,775,000	1,836,616
New Jersey Educational Facilities Authority, Stockton University, Revenue Bonds
Series A, Insured: BAM
5.00%, due 7/1/29	4,775,000	5,687,768
Series A, Insured: BAM
5.00%, due 7/1/30	5,000,000	5,925,614
Series A, Insured: BAM
5.00%, due 7/1/31	3,000,000	3,544,721
New Jersey Health Care Facilities Financing Authority, Hackensack Meridian Health, Inc., Revenue Bonds
Series A
5.00%, due 7/1/38	10,000,000	12,017,127
New Jersey Health Care Facilities Financing Authority, RWJ Barnabas Health, Revenue Bonds
Series A
5.625%, due 7/1/32	25,000	25,217

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
New Jersey Higher Education Student Assistance Authority, Subordinate Student loan, Revenue Bonds
Series C
4.00%, due 12/1/48 (c)	$ 2,250,000	$ 2,406,035
New Jersey Housing & Mortgage Finance Agency, Single-Family Home Mortgage, Revenue Bonds
Series E
3.50%, due 4/1/51	26,640,000	29,698,621
Series C
4.75%, due 10/1/50	10,335,000	11,772,603
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds
Series C, Insured: NATL-RE
(zero coupon), due 12/15/30	20,000,000	16,737,832
Series C, Insured: AGM
(zero coupon), due 12/15/34	30,000,000	22,707,153
Series A
5.00%, due 6/15/21	2,195,000	2,206,885
Series A
5.00%, due 12/15/26	4,500,000	5,518,957
Series BB
5.00%, due 6/15/44	11,255,000	13,665,595
Series AA
5.00%, due 6/15/46	7,440,000	9,005,870
Series AA
5.25%, due 6/15/43	10,205,000	12,554,401
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement, Revenue Bonds
Series A
5.00%, due 6/15/28	4,800,000	5,760,062
Series A
5.00%, due 6/15/29	8,380,000	9,998,351
New Jersey Transportation Trust Fund Authority, Transportation Program, Revenue Bonds
Series AA
5.00%, due 6/15/44	13,255,000	14,303,350
New Jersey Turnpike Authority, Revenue Bonds
Series E
5.00%, due 1/1/45	2,000,000	2,298,295
	Principal Amount	Value

New Jersey (continued)
Newark Housing Authority Scholarship Foundation A New Jersey Non (The), Police Facility, Revenue Bonds
Insured: AGM MUN GOVT GTD
4.00%, due 12/1/27	$ 500,000	$ 584,639
Insured: AGM MUN GOVT GTD
4.00%, due 12/1/29	250,000	288,670
Insured: AGM MUN GOVT GTD
4.00%, due 12/1/31	225,000	257,898
Insured: AGM MUN GOVT GTD
5.00%, due 12/1/28	750,000	923,001
Insured: AGM MUN GOVT GTD
5.00%, due 12/1/38	1,740,000	2,103,291
South Jersey Transportation Authority, Revenue Bonds
Series A, Insured: AGM
5.00%, due 11/1/31	1,750,000	2,267,264
Series A, Insured: AGM
5.00%, due 11/1/32	1,500,000	1,936,512
Series A, Insured: BAM
5.00%, due 11/1/45	2,000,000	2,522,878
State of New Jersey, Unlimited General Obligation
2.00%, due 6/1/32	3,500,000	3,522,317
2.00%, due 6/1/34	13,055,000	12,873,558
State of New Jersey, COVID-19 General Obligation Emergency Bonds, Unlimited General Obligation
Series A
4.00%, due 6/1/30	32,060,000	39,373,219
Series A
4.00%, due 6/1/31	31,800,000	39,508,918
Series A
5.00%, due 6/1/28	15,000,000	19,153,141
Series A
5.00%, due 6/1/29	10,675,000	13,911,796
State of New Jersey, Various Purposes, Unlimited General Obligation
5.00%, due 6/1/40	5,000,000	6,133,933
5.00%, due 6/1/41	11,500,000	14,079,394
5.00%, due 6/1/42	10,000,000	12,217,771
Tobacco Settlement Financing Corp., Revenue Bonds
Series A
5.00%, due 6/1/31	3,000,000	3,731,611
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
Tobacco Settlement Financing Corp., Revenue Bonds (continued)
Series A
5.00%, due 6/1/33	$ 6,500,000	$ 8,024,521
Series A
5.00%, due 6/1/34	1,500,000	1,846,165
Series A
5.00%, due 6/1/36	6,000,000	7,338,422
		421,178,591
New Mexico 0.1%
City of Albuquerque NM, Gross Receipts Lodgers Tax, Revenue Bonds
Series A
4.00%, due 7/1/36	2,490,000	2,984,277
New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare Services, Revenue Bonds
Series A
5.00%, due 8/1/44	5,000,000	6,226,605
		9,210,882
New York 20.7%
Build NYC Resource Corp., Royal Charter Properties, Inc., Revenue Bonds
Insured: AGM
5.00%, due 12/15/21	1,075,000	1,105,488
City of New York NY, Unlimited General Obligation
Series A-1
3.00%, due 8/1/36	9,520,000	10,278,583
Series A, A-1
4.00%, due 8/1/38	10,000,000	11,648,428
Series D-1, Insured: BAM
4.00%, due 3/1/41	12,500,000	14,660,560
Series C
4.00%, due 8/1/41	2,300,000	2,700,880
Series D-1, Insured: BAM
4.00%, due 3/1/50	22,760,000	26,310,517
Series I
5.00%, due 8/1/23	3,675,000	3,898,932
Series A-1
5.00%, due 8/1/39	4,000,000	5,075,122
	Principal Amount	Value

New York (continued)
City of New York NY, Unlimited General Obligation (continued)
Series B-1
5.00%, due 10/1/42	$ 2,870,000	$ 3,629,502
Series F-1
5.00%, due 4/1/43	7,455,000	9,092,976
Series B-1
5.00%, due 10/1/43	3,555,000	4,486,505
Series B-1
5.25%, due 10/1/32	20,000,000	24,876,108
County of Nassau, Limited General Obligation
Series C, Insured: BAM
5.00%, due 4/1/37	2,525,000	2,996,474
Series B, Insured: AGM
5.00%, due 4/1/44	5,000,000	6,323,283
County of Nassau NY, Limited General Obligation
Series A
2.00%, due 12/10/21	50,000,000	50,560,120
County of Suffolk NY, Limited General Obligation
Series I
2.00%, due 7/22/21	29,000,000	29,113,787
County of Suffolk NY, Public Improvement, Limited General Obligation
Series B, Insured: AGM
3.00%, due 10/15/31	4,460,000	4,767,977
Series B, Insured: AGM
5.00%, due 10/15/28	4,020,000	5,095,624
Long Island Power Authority, Revenue Bonds
Series A
4.00%, due 9/1/34	5,000,000	5,891,019
Series A, Insured: BAM
5.00%, due 9/1/39	10,000,000	11,350,763
Series A, Insured: BAM
5.00%, due 9/1/44	10,000,000	11,294,482
Series B
5.00%, due 9/1/45	8,970,000	10,382,405
Long Island Power Authority, Electric System, Revenue Bonds
5.00%, due 9/1/39	1,875,000	2,349,270
Metropolitan Transportation Authority, Revenue Bonds
Insured: AGM
0.557%, due 11/1/32 (d)(e)	28,000,000	28,005,379

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Metropolitan Transportation Authority, Revenue Bonds (continued)
Series A-2S
4.00%, due 2/1/22	$ 12,500,000	$ 12,840,345
Series D-1
5.00%, due 9/1/22	23,115,000	24,556,780
Series D-1
5.00%, due 11/15/26	2,785,000	3,314,418
Series D
5.00%, due 11/15/26	2,000,000	2,131,436
Series A-1
5.00%, due 11/15/37	1,300,000	1,480,676
Series C
5.00%, due 11/15/38	7,500,000	8,055,046
5.00%, due 11/15/38	5,385,000	5,880,068
Series A-1
5.00%, due 11/15/40	4,890,000	5,552,863
Series C
5.00%, due 11/15/42	10,000,000	10,721,589
Series E
5.00%, due 11/15/43	2,500,000	2,722,788
Series B
5.00%, due 11/15/43	1,575,000	1,688,015
Series C-1
5.25%, due 11/15/29	2,230,000	2,639,050
Series B
5.25%, due 11/15/35	2,870,000	3,208,776
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series A-1, Insured: AGM
4.00%, due 11/15/42	7,500,000	8,680,773
Series A-1, Insured: AGM
4.00%, due 11/15/44	4,845,000	5,578,666
Series C, Insured: AGM
4.00%, due 11/15/48	10,715,000	12,202,680
Series A-1
4.00%, due 11/15/48	9,060,000	10,380,160
Series A-1
5.00%, due 11/15/41	2,910,000	3,377,903
Series D
5.00%, due 11/15/45	12,500,000	15,544,346
	Principal Amount	Value

New York (continued)
Metropolitan Transportation Authority, Climate Certified Green Bond, Revenue Bonds
Series C, Insured: AGM
4.00%, due 11/15/47	$ 1,880,000	$ 2,143,347
Series C, Insured: BAM
5.00%, due 11/15/44	14,845,000	18,347,875
Metropolitan Transportation Authority, Dedicated Tax Fund, Revenue Bonds
Series A
5.00%, due 3/1/22	39,840,000	41,436,166
Series A
5.00%, due 11/15/26	2,095,000	2,590,882
Series A
5.25%, due 11/15/27	2,295,000	2,852,084
Series A
5.25%, due 11/15/33	8,750,000	10,783,850
Series A
5.25%, due 11/15/34	10,000,000	12,256,933
Series A
5.25%, due 11/15/36	10,515,000	12,824,916
Metropolitan Transportation Authority, Dedicated Tax Fund, Green Bond, Revenue Bonds
Series B-2
5.00%, due 11/15/28	3,040,000	3,828,613
Series B-2
5.00%, due 11/15/33	1,735,000	2,144,122
Series B-1
5.00%, due 11/15/36	13,340,000	15,992,610
New York City Housing Development Corp., Green Bond, Revenue Bonds
Insured: FHA 542(C)
2.25%, due 11/1/36	4,700,000	4,723,470
New York City Housing Development Corp., Multi-Family Housing, Green Bond, Revenue Bonds
Series J
3.05%, due 11/1/49	12,790,000	13,333,998
Series G-1-B
3.05%, due 5/1/50	24,270,000	25,172,885
Series J
3.15%, due 11/1/54	23,145,000	24,190,839
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York City Housing Development Corp., Multi-Family Housing, Revenue Bonds
Series E-1-C
4.95%, due 11/1/46	$ 4,625,000	$ 5,372,080
New York City Industrial Development Agency, Queens Baseball Stadium Project, Revenue Bonds
Insured: AGM
3.00%, due 1/1/39	4,000,000	4,302,308
New York City Industrial Development Agency, Yankee Stadium Project, Revenue Bonds
Series A, Insured: AGM
4.00%, due 3/1/31	4,075,000	4,984,179
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series A
3.00%, due 11/1/37	10,000,000	10,807,732
Series B-1
4.00%, due 11/1/37	30,300,000	36,082,240
Series C
4.00%, due 5/1/38	14,250,000	17,061,129
Series C-1
4.00%, due 11/1/38	11,380,000	13,389,421
Series B-1
4.00%, due 11/1/38	7,875,000	9,346,660
Series C
4.00%, due 5/1/40	6,835,000	8,110,830
Series B-1
4.00%, due 11/1/41	11,500,000	13,542,938
Series C
4.00%, due 5/1/42	10,000,000	11,788,647
Series B-1
4.00%, due 11/1/42	12,315,000	14,468,341
Series F-1
5.00%, due 5/1/32	4,000,000	4,940,117
Series A-1
5.00%, due 5/1/33	10,000,000	12,055,205
Series A-2
5.00%, due 8/1/34	7,795,000	9,678,808
Series E-1
5.00%, due 2/1/37	5,000,000	5,979,059
Series E-1
5.00%, due 2/1/41	2,500,000	2,874,214
	Principal Amount	Value

New York (continued)
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds (continued)
Series F-1
5.00%, due 5/1/42	$ 11,500,000	$ 14,132,111
New York City Transitional Finance Authority Building Aid, Revenue Bonds
Series S-1, Insured: State Aid Withholding
5.00%, due 7/15/33	6,060,000	7,034,607
Series S-2, Insured: State Aid Withholding
5.00%, due 7/15/34	3,000,000	3,536,115
Series S-1, Insured: State Aid Withholding
5.00%, due 7/15/36	10,000,000	11,572,433
Series S-1, Insured: State Aid Withholding
5.00%, due 7/15/43	8,555,000	10,121,294
New York City Transitional Finance Authority Future Tax Secured, Revenue Bonds
Series E-1
4.00%, due 2/1/42	6,500,000	7,689,764
Series F-1
5.00%, due 2/1/34	8,165,000	8,824,072
Series A-2
5.00%, due 5/1/36	5,000,000	6,344,470
New York City Water & Sewer System, Second General Resolution, Revenue Bonds
Series DD-2
3.50%, due 6/15/40	2,585,000	2,883,216
Series FF-2
4.00%, due 6/15/41	2,500,000	2,947,159
Series DD-3
4.00%, due 6/15/42	5,000,000	5,924,292
Series AA-2
4.00%, due 6/15/43	4,695,000	5,588,990
Series EE
5.00%, due 6/15/40	15,585,000	19,349,200
Series EE
5.00%, due 6/15/47	11,710,000	12,765,529
Series CC-1
5.00%, due 6/15/47	10,000,000	11,297,721

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York City Water & Sewer System, Revenue Bonds
Series EE
4.25%, due 6/15/47	$ 10,000,000	$ 10,713,235
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds, Sub. Lien
Series B, Insured: BAM
(zero coupon), due 11/15/36	5,050,000	3,556,068
New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Revenue Bonds
2.45%, due 9/15/69	12,925,000	13,440,704
New York Liberty Development Corp., Revenue Bonds
Series 1WTC
5.00%, due 12/15/41	12,315,000	12,644,191
New York Liberty Development Corp., World Trade Center Project, Revenue Bonds
5.75%, due 11/15/51	18,940,000	19,468,303
New York State Dormitory Authority, Revenue Bonds
Series A
3.00%, due 3/15/38	10,000,000	10,768,255
Series A
4.00%, due 3/15/40	28,120,000	33,481,458
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds
Series D
4.00%, due 2/15/39	10,480,000	12,303,349
Series D
4.00%, due 2/15/40	3,615,000	4,235,228
Series D
4.00%, due 2/15/47	25,250,000	29,155,753
Series A
5.00%, due 3/15/31	13,000,000	17,311,623
Series E
5.00%, due 3/15/34	4,190,000	4,974,309
Series B
5.00%, due 2/15/38	13,490,000	16,573,513
Series D
5.00%, due 2/15/48	10,200,000	12,787,199
Series A
5.25%, due 3/15/39	1,840,000	2,355,155
	Principal Amount	Value

New York (continued)
New York State Dormitory Authority, Sales Tax, Revenue Bonds
Series C
4.00%, due 3/15/44	$ 11,385,000	$ 12,874,702
Series A
5.00%, due 3/15/40	8,280,000	10,023,067
Series A
5.00%, due 3/15/40	23,580,000	29,127,504
Series E
5.00%, due 3/15/40	5,000,000	6,257,707
Series A
5.00%, due 3/15/43	10,000,000	12,279,374
Series A
5.00%, due 3/15/44	5,000,000	6,011,910
Series A
5.00%, due 3/15/45	3,000,000	3,670,144
New York State Dormitory Authority, School District Revenue Financing Program, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/33	750,000	946,974
Series A, Insured: AGM
5.00%, due 10/1/34	3,700,000	4,651,696
New York State Dormitory Authority, University Facilities, Revenue Bonds
Series A
5.00%, due 7/1/36	1,000,000	1,217,952
Series A
5.00%, due 7/1/38	1,000,000	1,211,524
New York State Thruway Authority, Revenue Bonds
Series L
3.50%, due 1/1/37	2,500,000	2,761,125
Series N
4.00%, due 1/1/41	9,000,000	10,572,455
Series N
4.00%, due 1/1/45	5,000,000	5,817,616
Series L
5.00%, due 1/1/31	3,550,000	4,453,692
Series L
5.00%, due 1/1/34	2,430,000	3,016,545
Series N
5.00%, due 1/1/34	10,855,000	14,118,229
Series N
5.00%, due 1/1/35	5,000,000	6,482,945
Series N
5.00%, due 1/1/36	16,260,000	21,026,556
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York State Thruway Authority, Revenue Bonds (continued)
Series N
5.00%, due 1/1/38	$ 6,095,000	$ 7,818,252
New York State Thruway Authority, Junior Indebtedness Obligations, Revenue Bonds
Series B
4.00%, due 1/1/39	11,555,000	13,383,757
Series B
4.00%, due 1/1/45	8,900,000	10,172,308
Series B
4.00%, due 1/1/50	5,500,000	6,255,492
New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds
Series B, Insured: AGM
4.00%, due 1/1/50	10,940,000	12,591,380
New York State Urban Development Corp., State Personal Income Tax, Revenue Bonds
Series C
3.00%, due 3/15/40	18,965,000	20,285,907
Series E
4.00%, due 3/15/34	15,000,000	17,998,948
Series C
4.00%, due 3/15/42	4,635,000	5,455,765
Series C
4.00%, due 3/15/49	4,000,000	4,652,841
Series A
5.00%, due 3/15/30	12,350,000	14,827,010
Series A
5.00%, due 3/15/43	10,360,000	12,794,732
5.00%, due 3/15/47	5,000,000	6,340,688
New York State Urban Development Corp., Sales Tax, Revenue Bonds
Series A
5.00%, due 3/15/41	10,000,000	12,608,940
New York Transportation Development Corp., Laguardia Airport Terminal B Redevelopment Project, Revenue Bonds (c)
Series A, Insured: AGM
4.00%, due 7/1/31	10,925,000	12,022,314
Series A, Insured: AGM
4.00%, due 7/1/36	24,800,000	27,119,373
	Principal Amount	Value

New York (continued)
Nuveen New York Quality Municipal Income Fund, Preferred Shares
0.41%, due 5/1/47 (b)(c)(e)(f)	$ 20,000,000	$ 20,000,000
Onondaga County Trust for Cultural Resources, Syracuse University Project, Revenue Bonds
4.00%, due 12/1/49	3,000,000	3,497,876
5.00%, due 12/1/43	18,995,000	24,212,153
Port Authority of New York & New Jersey, Revenue Bonds
Series 222
4.00%, due 7/15/37	4,250,000	5,075,610
Series 222
4.00%, due 7/15/39	8,915,000	10,573,090
Series 222
4.00%, due 7/15/40	2,000,000	2,368,726
4.00%, due 11/1/41 (c)	5,395,000	6,224,488
Series 209
5.00%, due 7/15/30	2,475,000	3,168,240
Port Authority of New York & New Jersey, Consolidated 218th, Revenue Bonds (c)
Series 218
4.00%, due 11/1/37	1,720,000	2,011,014
Series 218
5.00%, due 11/1/44	3,190,000	3,947,010
Series 218
5.00%, due 11/1/49	3,500,000	4,312,372
Port Authority of New York & New Jersey, Consolidated 214th, Revenue Bonds
Series 214
4.00%, due 9/1/43 (c)	11,355,000	13,016,108
Port Authority of New York & New Jersey, Consolidated 172nd, Revenue Bonds, Second Series
Series One Hundered Seventy - Second Series
4.25%, due 10/1/32	5,000,000	5,165,255
Port Authority of New York & New Jersey, Consolidated 197th, Revenue Bonds (c)
Series 197
5.00%, due 11/15/34	12,500,000	15,168,400
Series 197
5.00%, due 11/15/35	10,000,000	12,110,750

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Port Authority of New York & New Jersey, Consolidated 221st, Revenue Bonds
Series 221
5.00%, due 7/15/35 (c)	$ 3,000,000	$ 3,814,723
Rensselaer City School District, Certificate Participation
Insured: AGM ST AID WITHHLDG
5.00%, due 6/1/30	1,880,000	2,252,951
Insured: AGM ST AID WITHHLDG
5.00%, due 6/1/32	2,000,000	2,393,468
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds
Series 2016-XM0454
0.14%, due 9/15/40 (d)(e)(f)	5,000,000	5,000,000
Triborough Bridge & Tunnel Authority, Revenue Bonds
Series B
5.00%, due 11/15/35	8,560,000	10,414,196
Series B
5.00%, due 11/15/38	3,600,000	4,382,872
Series A
5.00%, due 11/15/43	6,000,000	7,478,661
Series A
5.00%, due 11/15/45	12,540,000	15,273,518
Triborough Bridge & Tunnel Authority, Revenue Bonds, Senior Lien
Series A-1
5.00%, due 5/15/51	20,000,000	25,760,098
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series A
5.00%, due 11/15/46	7,855,000	9,559,356
Series A
5.00%, due 11/15/49	17,500,000	21,620,574
Series A
5.00%, due 11/15/49	33,500,000	42,469,374
TSASC, Inc., Tobacco Settlement Bonds, Revenue Bonds
Series A
5.00%, due 6/1/34	6,990,000	8,441,786
Series A
5.00%, due 6/1/35	2,865,000	3,452,761
	Principal Amount	Value

New York (continued)
West Islip Union Free School District, Limited General Obligation
Insured: State Aid Withholding
1.75%, due 6/21/21	$ 5,000,000	$ 5,009,449
		1,776,660,679
North Dakota 0.1%
State Board of Higher Education of the State of North Dakota, University of North Dakota Housing & Auxiliary Facilities, Revenue Bonds
Series A, Insured: AGM
4.00%, due 4/1/44	4,000,000	4,606,198
Ohio 0.6%
Akron Bath Copley Joint Township Hospital District, Children's Hospital Medical Center of Akron, Revenue Bonds
5.00%, due 11/15/42	7,000,000	7,280,367
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Senior Lien
Series A-2
4.00%, due 6/1/37	2,000,000	2,353,819
Series A-2
5.00%, due 6/1/36	1,000,000	1,267,148
Clermont County Port Authority, West Clermont Local School District Project, Revenue Bonds
Insured: BAM
5.00%, due 12/1/32	2,200,000	2,580,039
Insured: BAM
5.00%, due 12/1/33	1,335,000	1,561,710
Cleveland-Cuyahoga County Port Authority, Annual Appropriation Bonds, Revenue Bonds
6.00%, due 11/15/25	1,980,000	1,988,514
County of Hamilton OH, Christ Hospital Project, Revenue Bonds
5.50%, due 6/1/42	2,000,000	2,114,887
Ohio Higher Educational Facility Commission, Oberlin College Project, Revenue Bonds
5.00%, due 10/1/31	2,800,000	3,093,374
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Ohio (continued)
Ohio Housing Finance Agency, Residential Mortgage, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
4.50%, due 9/1/48	$ 4,855,000	$ 5,432,055
State of Ohio, Cleveland Clinic Health System Obligated Group, Revenue Bonds
4.00%, due 1/1/46	11,000,000	12,809,905
University of Cincinnati, Revenue Bonds
Series A
5.00%, due 6/1/45	10,000,000	12,134,246
		52,616,064
Oklahoma 0.5%
Garfield County Educational Facilities Authority, Enid Public Schools Project, Revenue Bonds
Series A
5.00%, due 9/1/26	1,800,000	2,206,578
Series A
5.00%, due 9/1/27	3,780,000	4,606,009
Series A
5.00%, due 9/1/28	5,000,000	6,061,610
Series A
5.00%, due 9/1/29	4,620,000	5,581,318
Lincoln County Educational Facilities Authority, Stroud Public Schools Project, Revenue Bonds
5.00%, due 9/1/28	3,200,000	3,879,430
5.00%, due 9/1/29	2,370,000	2,863,143
Oklahoma Housing Finance Agency, Revenue Bonds
Series A
4.75%, due 9/1/48	2,620,000	2,965,453
Oklahoma Municipal Power Authority, Power Supply System, Revenue Bonds
Series A
4.00%, due 1/1/47	7,650,000	7,920,707
	Principal Amount	Value

Oklahoma (continued)
Weatherford Industrial Trust, Custer County Independent School District No. 26 Weatherford, Revenue Bonds
5.00%, due 3/1/31	$ 1,820,000	$ 2,315,568
5.00%, due 3/1/33	2,500,000	3,157,107
		41,556,923
Oregon 0.3%
Port of Portland Airport OR, Airport, Revenue Bonds
Series A
5.00%, due 7/1/37 (c)	10,550,000	13,300,220
State of Oregon Housing & Community Services Department, Single Family Mortgage Program, Revenue Bonds
Series C
4.50%, due 7/1/49	8,665,000	9,562,851
		22,863,071
Pennsylvania 2.2%
City of Philadelphia PA, Unlimited General Obligation
Series B
5.00%, due 2/1/38	5,650,000	7,143,703
City of Philadelphia PA, Water & Wastewater, Revenue Bonds
Series A
5.00%, due 10/1/47	12,000,000	14,604,617
Commonwealth Financing Authority, Tobacco Master Settlement Payment, Revenue Bonds
Insured: AGM
4.00%, due 6/1/39	6,000,000	6,858,716
Insured: BAM
5.00%, due 6/1/31	10,000,000	12,462,290
Commonwealth of Pennsylvania, Unlimited General Obligation, First Series
Series First
4.00%, due 3/1/35	5,000,000	5,839,105
DuBois Hospital Authority, Penn Highlands Healthcare Obligated Group, Revenue Bonds
4.00%, due 7/15/50	6,000,000	6,659,264
Monroeville Finance Authority, UPMC Obligated Group, Revenue Bonds
4.25%, due 2/15/42	12,500,000	13,047,992

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
40	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, UPMC Obligated Group, Revenue Bonds
Series A
4.00%, due 11/15/36	$ 4,965,000	$ 5,757,472
Series A
4.00%, due 11/15/42	7,500,000	8,559,929
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System, Revenue Bonds
4.00%, due 8/15/44	13,355,000	15,620,447
Pennsylvania Turnpike Commission, Revenue Bonds
Series A, Insured: BAM
5.00%, due 12/1/44	10,000,000	12,517,350
Series A-1
5.00%, due 12/1/46	5,705,000	6,771,792
Philadelphia Gas Works Co., 1998 General Ordinance, Revenue Bonds
Series 14T
5.00%, due 10/1/31	2,300,000	2,786,574
Pittsburgh Water & Sewer Authority, Revenue Bonds, First Lien
Series A, Insured: AGM
5.00%, due 9/1/44	4,530,000	5,630,860
School District of Philadelphia (The), Revenue Notes
Series A
4.00%, due 6/30/21	15,000,000	15,092,335
State Public School Building Authority, Philadelphia Community College, Revenue Bonds
Series A, Insured: BAM
5.00%, due 6/15/28	5,505,000	6,409,587
State Public School Building Authority, School District of Philadelphia (The), Revenue Bonds
Series A, Insured: AGM ST AID WITHHLDG
5.00%, due 6/1/31	30,000,000	36,480,909
	Principal Amount	Value

Pennsylvania (continued)
Upper Merion Area School District, Limited General Obligation
Series A, Insured: State Aid Withholding
3.00%, due 1/15/41	$ 1,300,000	$ 1,402,715
Series A, Insured: State Aid Withholding
3.00%, due 1/15/42	2,000,000	2,146,712
Series A, Insured: State Aid Withholding
3.00%, due 1/15/43	3,000,000	3,206,632
		188,999,001
Puerto Rico 1.3%
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A, Insured: AGC
5.00%, due 7/1/26	575,000	591,036
Series A, Insured: AGC
5.00%, due 7/1/27	525,000	539,642
Series A-4, Insured: AGM
5.00%, due 7/1/31	5,170,000	5,314,186
Series A, Insured: AGM
5.00%, due 7/1/35	35,025,000	36,438,350
Series A, Insured: NATL-RE
5.25%, due 7/1/21	440,000	443,523
Series C, Insured: AGM
5.375%, due 7/1/28	700,000	720,335
Series C, Insured: AGM
5.75%, due 7/1/37	1,150,000	1,186,075
Series C-9, Insured: NATL-RE
6.00%, due 7/1/27	2,240,000	2,313,385
Commonwealth of Puerto Rico, Unrefunded, Unlimited General Obligation
Series A, Insured: AGC
5.00%, due 7/1/34	285,000	292,948
Series B, Insured: AGC
5.25%, due 7/1/32	500,000	514,525
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien
Series A, Insured: AGC
6.125%, due 7/1/24	545,000	586,759
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax, Revenue Bonds
Series A, Insured: AGC
4.50%, due 7/1/36	$ 4,855,000	$ 4,946,465
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD, Insured: AGM
3.625%, due 7/1/23	3,115,000	3,122,130
Series UU, Insured: AGC
4.25%, due 7/1/27	2,345,000	2,350,784
Series NN, Insured: NATL-RE
4.75%, due 7/1/33	1,140,000	1,153,685
Series RR, Insured: NATL-RE
5.00%, due 7/1/22	1,450,000	1,470,967
Series PP, Insured: NATL-RE
5.00%, due 7/1/23	1,105,000	1,123,640
Series SS, Insured: NATL-RE
5.00%, due 7/1/23	825,000	838,917
Series UU, Insured: AGM
5.00%, due 7/1/23	2,290,000	2,353,866
Series PP, Insured: NATL-RE
5.00%, due 7/1/24	2,915,000	2,978,211
Series UU, Insured: AGM
5.00%, due 7/1/24	4,415,000	4,538,129
Series TT, Insured: AGM
5.00%, due 7/1/27	500,000	513,944
Series SS, Insured: AGM
5.00%, due 7/1/30	550,000	565,339
Series VV, Insured: NATL-RE
5.25%, due 7/1/26	1,875,000	2,068,631
Series VV, Insured: NATL-RE
5.25%, due 7/1/29	1,470,000	1,640,948
Series VV, Insured: NATL-RE
5.25%, due 7/1/32	1,225,000	1,371,047
Series VV, Insured: NATL-RE
5.25%, due 7/1/34	550,000	616,040
Series VV, Insured: NATL-RE
5.25%, due 7/1/35	120,000	134,238
Puerto Rico Highway & Transportation Authority, Unrefunded, Revenue Bonds
Series D, Insured: AGM
5.00%, due 7/1/27	2,240,000	2,302,471
Series J, Insured: NATL-RE
5.00%, due 7/1/29	650,000	667,225
	Principal Amount	Value

Puerto Rico (continued)
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series L, Insured: NATL-RE
5.25%, due 7/1/24	$ 2,195,000	$ 2,355,873
Series N, Insured: NATL-RE
5.25%, due 7/1/32	5,525,000	6,183,700
Series N, Insured: NATL-RE
5.25%, due 7/1/33	5,030,000	5,640,745
Series E, Insured: AGM
5.50%, due 7/1/21	670,000	674,952
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM
4.75%, due 8/1/22	820,000	829,179
Series A, Insured: AGM
5.00%, due 8/1/21	195,000	196,031
Series A, Insured: AGM
5.00%, due 8/1/27	290,000	298,088
Series A, Insured: AGM
5.00%, due 8/1/30	1,440,000	1,480,160
Series C, Insured: AGC
5.25%, due 8/1/23	340,000	368,390
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds
Series F, Insured: NATL-RE XLCA-ICR COMWLT
5.25%, due 7/1/23	265,000	280,076
Series K, Insured: AGM ST GTD
5.25%, due 7/1/27	1,150,000	1,183,407
Series M-3, Insured: NATL COMMWLTH GTD
6.00%, due 7/1/26	300,000	309,591
Series M-3, Insured: NATL COMMWLTH GTD
6.00%, due 7/1/27	7,465,000	7,709,561
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Insured: BHAC
(zero coupon), due 8/1/54	98,098	20,603
		111,227,797
Rhode Island 0.2%
City of Cranston RI, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 8/1/37	1,335,000	1,694,770

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
42	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Rhode Island (continued)
Providence Public Building Authority, Various Capital Projects, Revenue Bonds
Series A, Insured: AGM
5.875%, due 6/15/26	$ 1,565,000	$ 1,573,970
Rhode Island Health and Educational Building Corp., Lifespan Obligated Group, Revenue Bonds
5.00%, due 5/15/26	5,000,000	5,965,911
Rhode Island Health and Educational Building Corp., Public Schools Financing Program, Revenue Bonds
Series B
5.00%, due 5/15/33	1,045,000	1,330,117
Series B
5.00%, due 5/15/34	1,095,000	1,389,515
Series B
5.00%, due 5/15/35	1,150,000	1,456,640
Series B
5.00%, due 5/15/36	1,205,000	1,521,974
Series B
5.00%, due 5/15/37	1,265,000	1,593,080
Rhode Island Housing and Mortgage Finance Corp., Homeownership Opportunity, Revenue Bonds
Series 69-B, Insured: GNMA / FNMA / FHLMC
4.00%, due 10/1/48	4,390,000	4,863,500
		21,389,477
South Carolina 2.1%
Patriots Energy Group Financing Agency, Gas Supply, Revenue Bonds
Series A
4.00%, due 10/1/48 (b)	4,355,000	4,754,425
Piedmont Municipal Power Agency, Revenue Bonds
Series C, Insured: AGC
5.75%, due 1/1/34	10,345,000	10,427,821
South Carolina Public Service Authority, Revenue Bonds
Series A
3.00%, due 12/1/41	7,550,000	8,106,980
Series A
4.00%, due 12/1/40	7,750,000	9,162,977
	Principal Amount	Value

South Carolina (continued)
South Carolina Public Service Authority, Revenue Bonds (continued)
Series A
4.00%, due 12/1/42	$ 12,870,000	$ 15,133,097
Series C
5.00%, due 12/1/29	5,000,000	5,742,585
Series A
5.00%, due 12/1/32	10,000,000	12,016,262
Series A
5.00%, due 12/1/43	15,000,000	19,106,362
Series B
5.00%, due 12/1/46	3,125,000	3,761,300
Series A
5.00%, due 12/1/50	1,500,000	1,732,068
Series B
5.00%, due 12/1/56	2,500,000	2,985,327
Series E
5.25%, due 12/1/55	27,430,000	32,418,776
Series E
5.50%, due 12/1/53	3,460,000	3,873,921
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds
Series A
5.00%, due 12/1/25	6,445,000	6,617,506
Series D
5.00%, due 12/1/26	1,215,000	1,278,271
Series A
5.00%, due 12/1/32	3,000,000	3,960,226
Series C
5.00%, due 12/1/36	3,860,000	3,958,166
Series C, Insured: AGM
5.00%, due 12/1/36	2,000,000	2,051,451
Series D
5.00%, due 12/1/43	5,290,000	5,565,476
South Carolina State Housing Finance & Development Authority, Revenue Bonds
Series A
4.50%, due 7/1/48	3,180,000	3,518,853
South Carolina Transportation Infrastructure Bank, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/35	6,110,000	7,489,953
Series A
5.00%, due 10/1/36	15,000,000	18,395,802
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
43

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
South Carolina (continued)
Sumter Two School Facilities, Inc., Sumter School District Project, Revenue Bonds
Series C, Insured: BAM
5.00%, due 12/1/27	$ 1,100,000	$ 1,286,514
		183,344,119
South Dakota 0.1%
South Dakota Conservancy District, State Revolving Fund Program, Revenue Bonds
5.00%, due 8/1/37	1,750,000	2,215,456
5.00%, due 8/1/38	3,000,000	3,787,107
		6,002,563
Tennessee 0.5%
Metropolitan Nashville Airport Authority (The), Revenue Bonds (c)
Series B
4.00%, due 7/1/49	2,035,000	2,324,991
Series B
5.00%, due 7/1/32	2,500,000	3,220,622
Series B
5.00%, due 7/1/33	5,700,000	7,287,663
Series B
5.00%, due 7/1/49	17,690,000	21,764,911
Tennessee Housing Development Agency, Revenue Bonds
4.50%, due 7/1/49	6,675,000	7,471,381
		42,069,568
Texas 4.1%
Bexar County Hospital District, Certficates of Obligation, Limited General Obligation
4.00%, due 2/15/37	4,200,000	4,818,839
Central Texas Turnpike System, Revenue Bonds
Series C
5.00%, due 8/15/34	5,000,000	5,618,321
Series C
5.00%, due 8/15/42	2,135,000	2,377,140
City of Austin TX, Airport System, Revenue Bonds (c)
5.00%, due 11/15/24	4,000,000	4,620,765
5.00%, due 11/15/25	4,000,000	4,761,450
	Principal Amount	Value

Texas (continued)
City of Austin TX, Airport System, Revenue Bonds (c) (continued)
Series B
5.00%, due 11/15/44	$ 28,655,000	$ 35,302,880
Series B
5.00%, due 11/15/48	2,490,000	3,058,374
City of Corpus Christi TX, Utility System, Revenue Bonds, Junior Lien
Series A
3.00%, due 7/15/40	3,085,000	3,437,813
City of Donna TX, Tax & International Toll Bridge, Limited General Obligation
Insured: BAM
5.00%, due 2/15/30	1,035,000	1,159,119
City of Houston TX, Hotel Occupancy Tax & Special Tax, Revenue Bonds
5.00%, due 9/1/26	565,000	626,092
5.00%, due 9/1/31	2,450,000	2,670,987
5.00%, due 9/1/34	1,550,000	1,680,134
City of Houston TX, Limited General Obligation
Series A
5.00%, due 3/1/29	5,000,000	6,183,333
City of Mount Pleasant, Texas Combination Tax and Certificates of Obligation, Limited General Obligation
Insured: AGM
3.00%, due 5/15/35 (g)	1,445,000	1,644,651
Dallas Area Rapid Transit, Revenue Bonds
Series B
4.00%, due 12/1/36	9,000,000	10,346,809
Dallas County Hospital District, Limited General Obligation
5.00%, due 8/15/30	10,000,000	12,835,784
Dallas Fort Worth International Airport, Revenue Bonds
Series B
4.00%, due 11/1/35	21,390,000	26,132,039
Series C
5.125%, due 11/1/43 (c)	5,310,000	5,658,236
Grand Parkway Transportation Corp., Revenue Bonds
Series C
4.00%, due 10/1/49	26,470,000	30,789,830

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
44	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Grand Parkway Transportation Corp., Revenue Bonds (continued)
Series A
5.00%, due 10/1/35	$ 1,500,000	$ 1,875,272
Series A
5.00%, due 10/1/43	8,625,000	10,662,929
Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System, Revenue Bonds
Series A
5.00%, due 7/1/38	4,280,000	5,004,028
Harris County Toll Road Authority (The), Revenue Bonds, First Lien
4.00%, due 8/15/37	3,155,000	3,859,974
North Harris County Regional Water Authority, Revenue Bonds, Senior Lien
Insured: BAM
5.00%, due 12/15/32	3,215,000	3,454,697
North Texas Tollway Authority, North Texas Tollway System, Revenue Bonds
Series A
5.00%, due 1/1/34	1,400,000	1,613,733
Series A
5.00%, due 1/1/35	2,950,000	3,395,748
Series A, Insured: BAM
5.00%, due 1/1/38	9,500,000	10,894,678
Series B
5.00%, due 1/1/40	22,140,000	23,644,249
State of Texas, Anticipation Notes, Revenue Notes
4.00%, due 8/26/21	50,000,000	50,616,575
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds
Series A
5.00%, due 11/15/23	1,245,000	1,372,071
Series A
5.00%, due 11/15/24	1,305,000	1,484,414
Series A
5.00%, due 11/15/25	1,370,000	1,602,748
Series A
5.00%, due 11/15/26	1,440,000	1,730,221
	Principal Amount	Value

Texas (continued)
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds (continued)
Series B
5.00%, due 11/15/46	$ 3,590,000	$ 4,114,516
Texas Department of Housing & Community Affairs, Residential Mortgage, Revenue Bonds
Series A, Insured: GNMA / FNMA
4.75%, due 1/1/49	20,000	22,493
Texas Municipal Gas Acquisition & Supply Corp. III, Gas Supply, Revenue Bonds
5.00%, due 12/15/28	9,750,000	12,354,494
5.00%, due 12/15/29	19,925,000	25,625,547
Texas Municipal Power Agency, Revenue Bonds
5.00%, due 9/1/47	2,750,000	2,759,194
Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure Group LLC, Revenue Bonds, Senior Lien
4.00%, due 12/31/37	4,250,000	4,958,661
4.00%, due 12/31/38	3,000,000	3,487,356
4.00%, due 6/30/39	3,000,000	3,488,537
Texas Public Finance Authority, Financing System-Texas Southern University, Revenue Bonds
Insured: BAM
4.00%, due 5/1/31	1,000,000	1,094,747
Insured: BAM
4.00%, due 5/1/32	1,295,000	1,414,573
Texas State University System, Revenue Bonds
Series A
4.00%, due 3/15/35	2,000,000	2,370,720
Town of Prosper TX, Certificates Of Obligation, Limited General Obligation
4.00%, due 2/15/31	1,235,000	1,464,618
Viridian Municipal Management District, Unlimited General Obligation
Series A, Insured: BAM
6.00%, due 12/1/32	500,000	592,420
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
45

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
West Harris County Regional Water Authority, Revenue Bonds
5.00%, due 12/15/39	$ 1,200,000	$ 1,544,068
		350,225,877
U.S. Virgin Islands 0.5%
Virgin Islands Public Finance Authority, Revenue Bonds
5.00%, due 9/1/30 (f)	5,000,000	5,591,747
Virgin Islands Public Finance Authority, United States Virgin Islands Federal Excise Tax, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/32	15,655,000	16,452,533
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A
5.00%, due 10/1/32	5,100,000	5,061,900
Series A
6.625%, due 10/1/29	6,455,000	6,507,581
Series A
6.75%, due 10/1/37	5,000,000	5,040,730
Virgin Islands Public Finance Authority, United States Virgin Islands, Revenue Bonds
Series C, Insured: AGM
5.00%, due 10/1/39	5,920,000	6,532,683
		45,187,174
Utah 2.4%
County of Utah UT, IHC Health Services, Inc., Revenue Bonds
Series A
4.00%, due 5/15/43	6,750,000	8,002,227
Series B
4.00%, due 5/15/47	1,670,000	1,788,734
Series A
5.00%, due 5/15/43	19,725,000	25,251,182
Salt Lake City Corp., Revenue Bonds (c)
Series A
5.00%, due 7/1/42	18,790,000	22,396,359
Series A
5.00%, due 7/1/43	22,555,000	27,277,216
	Principal Amount	Value

Utah (continued)
Salt Lake City Corp., Revenue Bonds (c) (continued)
Series A
5.00%, due 7/1/47	$ 23,695,000	$ 28,188,553
Utah Charter School Finance Authority, Spectrum Academy Project, Revenue Bonds
Insured: UT CSCE
4.00%, due 4/15/45	2,975,000	3,379,654
Utah Housing Corp., Revenue Bonds
Series E, Insured: GNMA
2.00%, due 4/21/51	10,000,000	10,318,600
Series F, Insured: GNMA
2.50%, due 5/21/51	9,500,000	9,975,000
Utah Housing Corp., Mortgage-Backed, Revenue Bonds
Series H, Insured: GNMA
4.50%, due 10/21/48	1,811,870	1,950,586
Series J, Insured: GNMA
4.50%, due 12/21/48	1,939,547	2,088,039
Series A, Insured: GNMA
4.50%, due 1/21/49	4,477,425	4,820,217
Series B, Insured: GNMA
4.50%, due 2/21/49	3,050,984	3,284,568
Utah Infrastructure Agency, Revenue Bonds
5.00%, due 10/15/38	1,990,000	2,416,093
5.00%, due 10/15/41	2,175,000	2,624,549
Utah Transit Authority, Revenue Bonds
4.00%, due 6/15/39	27,885,000	29,079,356
Series 2018-2
4.00%, due 12/15/41	13,300,000	15,145,306
Utah Transit Authority, Sales Tax, Revenue Bonds
Insured: BAM
5.00%, due 12/15/40	2,780,000	3,409,142
Weber Basin Water Conservancy District, Revenue Bonds
Series A
5.00%, due 10/1/44	5,130,000	6,501,245
		207,896,626

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
46	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Vermont 0.0% ‡
Vermont Educational & Health Buildings Financing Agency, Middlebury College Project, Revenue Bonds
4.00%, due 11/1/36	$ 1,250,000	$ 1,473,263
Virginia 1.2%
Arlington County Industrial Development Authority, Virginia Hospital Center, Revenue Bonds
3.75%, due 7/1/50	10,000,000	11,268,595
4.00%, due 7/1/45	12,000,000	13,920,439
Hampton Roads Transportation Accountability Commission, Revenue Bonds, Senior Lien
Series A
4.00%, due 7/1/50	6,500,000	7,653,120
Series A
4.00%, due 7/1/55	37,835,000	44,370,739
Virginia Housing Development Authority, Revenue Bonds
Series B
3.35%, due 5/1/54	3,800,000	4,020,788
Virginia Resources Authority, Infrastructure Revenue, Revenue Bonds
Series A, Insured: Moral Obligation
5.00%, due 11/1/30	2,245,000	2,408,927
Virginia Small Business Financing Authority, 95 Express Lanes LLC, Revenue Bonds, Senior Lien
5.00%, due 7/1/49 (c)	20,000,000	20,551,578
		104,194,186
Washington 0.7%
Thurston & Pierce Counties Community Schools, Yelm Community Schools, Unlimited General Obligation
Insured: School Bond Guaranty
4.00%, due 12/1/35	3,900,000	4,629,290
University of Washington, Revenue Bonds
Series A
4.00%, due 4/1/38	1,860,000	2,245,752
	Principal Amount	Value

Washington (continued)
University of Washington, Revenue Bonds (continued)
Series A
4.00%, due 4/1/39	$ 2,345,000	$ 2,823,754
Series B
5.00%, due 6/1/37	2,765,000	3,225,963
Washington Higher Education Facilities Authority, Seattle Pacific University Project, Revenue Bonds
Series A
5.00%, due 10/1/32	1,330,000	1,658,308
Series A
5.00%, due 10/1/35	1,000,000	1,235,989
Series A
5.00%, due 10/1/38	1,175,000	1,439,687
Series A
5.00%, due 10/1/45	1,600,000	1,929,583
Washington State Convention Center Public Facilities District, Revenue Bonds
Insured: AGM
4.00%, due 7/1/58	20,000,000	22,105,238
5.00%, due 7/1/48	6,615,000	7,720,427
Insured: AGM
5.00%, due 7/1/58	2,935,000	3,478,390
Washington State Housing Finance Commission, Single Family Program, Revenue Bonds
Series 1N
4.00%, due 12/1/48	5,000,000	5,483,772
Series 1N
4.00%, due 6/1/49	260,000	286,785
		58,262,938
Wisconsin 0.2%
Public Finance Authority, Appalachian Regional Healthcare System Obligated Group, Revenue Bonds
5.00%, due 7/1/39	350,000	442,646
Wisconsin Center District, Junior Dedicated, Revenue Bonds, Junior Lien
Series A
5.00%, due 12/15/31	3,665,000	3,856,877
Series A
5.00%, due 12/15/32	2,850,000	2,996,433
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Miriam Osborn Memorial Home Association Project, Revenue Bonds
Series C
5.00%, due 2/15/23	$ 2,110,000	$ 2,283,598
Wisconsin Housing & Economic Development Authority, Revenue Bonds
Series D
4.00%, due 3/1/47	4,700,000	5,184,182
		14,763,736
Wyoming 0.1%
West Park Hospital District, Revenue Bonds
Series A
5.50%, due 6/1/21	250,000	250,968
Series A
6.375%, due 6/1/26	1,000,000	1,004,626
Wyoming Community Development Authority, Revenue Bonds
Series 3
4.00%, due 6/1/43	3,420,000	3,737,926
Series 1
4.00%, due 12/1/48	3,295,000	3,626,159
		8,619,679
Total Long-Term Municipal Bonds (Cost $7,150,769,474)		7,591,579,012
Short-Term Municipal Notes 5.0%
Arkansas 0.1%
City of Osceola AR, Plum Point Energy Associates LLC Project, Revenue Bonds
0.10%, due 4/1/36 (b)(e)	5,000,000	5,000,000
California 1.6%
California Infrastructure and Economic Development Bank, Brightline West Passenger Rail Project, Revenue Bonds
Series A
0.45%, due 1/1/50 (b)(c)(e)(f)	42,000,000	42,004,611
	Principal Amount	Value

California (continued)
Invesco California Value Municipal Income Trust
1.11%, due 12/1/22 (d)(e)(f)	$ 80,000,000	$ 80,000,000
State of California, Unlimited General Obligation
Series A
0.055%, due 5/1/48 (b)(e)	12,500,000	12,500,000
		134,504,611
Connecticut 0.1%
Connecticut State Health & Educational Facilities Authority, Yale-New Haven Health Obligated Group, Revenue Bonds
Series C
0.07%, due 7/1/25 (b)(e)	8,400,000	8,400,000
Georgia 0.3%
Development Authority of Burke County (The), Georgia Power Company Plant Vogtle Project, Revenue Bonds
0.06%, due 11/1/52 (b)(e)	22,655,000	22,655,000
Indiana 0.0% ‡
Indiana Finance Authority, Indianapolis Power & Light Co., Revenue Bonds (b)(e)
Series A
0.75%, due 12/1/38	1,500,000	1,493,736
Series B
0.95%, due 12/1/38 (c)	3,260,000	3,254,229
		4,747,965
Kentucky 0.1%
County of Meade, Nucor Corp., Green Bond, Revenue Bonds
Series A-1
0.11%, due 7/1/60 (b)(c)(e)	8,160,000	8,160,000
Michigan 0.0% ‡
Michigan State Building Authority, Multi-Modal Facilities Program, Revenue Bonds
Series III
0.12%, due 10/15/42 (b)(e)	3,500,000	3,500,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
48	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Short-Term Municipal Notes (continued)
Minnesota 0.3%
County of Hennepin, Unlimited General Obligation
Series B
0.06%, due 12/1/38 (b)(e)	$ 22,260,000	$ 22,260,000
Missouri 0.1%
Rib Floater Trust Various States, Revenue Bonds
Series 2019-016
0.10%, due 6/1/45 (b)(e)(f)	11,000,000	11,000,000
New Jersey 0.3%
New Jersey Economic Development Authority, New Jersey-American Water Co., Inc., Revenue Bonds
Series D
1.10%, due 11/1/29 (b)(c)(e)	2,040,000	2,027,206
New Jersey Turnpike Authority, Revenue Bonds
Series D-1
0.781%, due 1/1/24 (d)(e)	25,750,000	25,989,398
		28,016,604
New York 0.6%
City of New York NY, Limited General Obligation (b)(e)
Series 3
0.22%, due 4/1/42	7,500,000	7,500,000
Series 2
0.22%, due 4/1/42	9,900,000	9,900,000
New York City Housing Development Corp., Multi-Family, Sustainable Neighborhood, Revenue Bonds
Series E-3
0.06%, due 5/1/59 (b)(e)	2,300,000	2,300,000
Triborough Bridge & Tunnel Authority, Revenue Bonds (b)(e)
0.085%, due 1/1/32	20,000,000	20,000,000
0.10%, due 1/1/32	10,000,000	10,000,000
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series 2005B-4A
0.387%, due 1/1/32 (d)(e)	2,750,000	2,750,975
		52,450,975
	Principal Amount	Value

North Carolina 0.1%
Invesco Municipal Income Opportunities Trust II
1.12%, due 12/1/22 (d)(e)(f)	$ 5,000,000	$ 5,000,000
Ohio 0.2%
County of Franklin, Trinity Health Credit Group, Revenue Bonds
(zero coupon), due 12/1/46 (b)(e)	12,500,000	12,500,000
State of Ohio, Adult Correctional Building Fund Projects, Revenue Bonds
Series C
0.08%, due 10/1/36 (b)(e)	6,300,000	6,300,000
		18,800,000
Oregon 0.1%
Oregon State Facilities Authority, PeaceHealth Obligated Group, Revenue Bonds
Series B
0.04%, due 8/1/34 (b)(e)	9,200,000	9,200,000
South Carolina 0.0% ‡
South Carolina State Housing Finance & Development Authority, Franklin Square LP, Revenue Bonds
0.07%, due 11/1/41 (b)(e)	200,000	200,000
Texas 0.4%
Harris County Health Facilities Development Corp., Methodist Hospital, Revenue Bonds (b)(e)
Series A-1
0.02%, due 12/1/41	22,825,000	22,825,000
Series A-2
0.02%, due 12/1/41	14,875,000	14,875,000
		37,700,000
Wisconsin 0.7%
Nuveen Quality Municipal Income Fund
Series D
0.41%, due 3/1/29 (d)(e)	11,800,000	11,800,000
State of Wisconsin, Unlimited General Obligation
Series A
0.07%, due 5/1/29 (b)(e)	26,600,000	26,600,000
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Short-Term Municipal Notes (continued)
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Educational Facilities Authority, Marshfield Clinic Health System Inc., Revenue Bonds
Series A
0.04%, due 2/15/50 (b)(e)	$ 18,685,000	$ 18,685,000
		57,085,000
Total Short-Term Municipal Notes (Cost $428,423,667)		428,680,155
Total Municipal Bonds (Cost $7,579,193,141)		8,020,259,167

	Shares
Short-Term Investment 3.3%
Unaffiliated Investment Company 3.3%
BlackRock Liquidity Funds MuniCash, 0.01% (h)	279,501,625	279,554,655
Total Short-Term Investment (Cost $279,554,250)		279,554,655
Total Investments (Cost $7,858,747,391)	96.9%	8,299,813,822
Other Assets, Less Liabilities	3.1	269,303,122
Net Assets	100.0%	$ 8,569,116,944

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Step coupon—Rate shown was the rate in effect as of April 30, 2021.
(b)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2021.
(c)	Interest on these securities was subject to alternative minimum tax.
(d)	Floating rate—Rate shown was the rate in effect as of April 30, 2021.
(e)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
(f)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(g)	Delayed delivery security.
(h)	Current yield as of April 30, 2021.

Futures Contracts
As of April 30, 2021, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 10 Year Notes	(4,335)	June 2021	$ (580,456,326)	$ (572,355,469)	$ 8,100,857

1.	As of April 30, 2021, cash in the amount of $6,610,875 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2021.

Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
BAM—Build America Mutual Assurance Co.
BHAC—Berkshire Hathaway Assurance Corp.
COMMWLTH GTD—Commonwealth Guaranteed
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
50	MainStay MacKay Tax Free Bond Fund

FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
MUN GOVT GTD—Municipal Government Guaranteed
NATL—National Public Finance Guarantee Corp.
NATL-RE—National Public Finance Guarantee Corp.
Q-SBLF—Qualified School Board Loan Fund
UT CSCE—Utah Charter School Credit Enhancement Program
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 7,591,579,012	$ —	$ 7,591,579,012
Short-Term Municipal Notes	—	428,680,155	—	428,680,155
Total Municipal Bonds	—	8,020,259,167	—	8,020,259,167
Short-Term Investment
Unaffiliated Investment Company	279,554,655	—	—	279,554,655
Total Investments in Securities	279,554,655	8,020,259,167	—	8,299,813,822
Other Financial Instruments
Futures Contracts (b)	8,100,857	—	—	8,100,857
Total Other Financial Instruments	8,100,857	—	—	8,100,857
Total Investments in Securities and Other Financial Instruments	$ 287,655,512	$ 8,020,259,167	$ —	$ 8,307,914,679

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
51

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in securities, at value (identified cost $7,858,747,391)	$8,299,813,822
Cash collateral on deposit at broker for futures contracts	6,610,875
Cash	218,806,875
Receivables:
Interest	90,873,635
Fund shares sold	30,811,981
Investment securities sold	25,653,225
Variation margin on futures contracts	270,923
Other assets	226,347
Total assets	8,673,067,683
Liabilities
Payables:
Investment securities purchased	82,338,681
Fund shares redeemed	12,971,204
Manager (See Note 3)	2,846,942
NYLIFE Distributors (See Note 3)	686,531
Transfer agent (See Note 3)	644,299
Professional fees	112,704
Custodian	31,696
Shareholder communication	31,501
Accrued expenses	3,125
Distributions payable	4,284,056
Total liabilities	103,950,739
Net assets	$8,569,116,944
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 8,003,580
Additional paid-in-capital	8,164,844,152
8,172,847,732
Total distributable earnings (loss)	396,269,212
Net assets	$8,569,116,944
Class A
Net assets applicable to outstanding shares	$2,917,570,870
Shares of beneficial interest outstanding	272,557,122
Net asset value per share outstanding	$ 10.70
Maximum sales charge (4.50% of offering price)	0.50
Maximum offering price per share outstanding	$ 11.20
Investor Class
Net assets applicable to outstanding shares	$ 9,419,199
Shares of beneficial interest outstanding	876,057
Net asset value per share outstanding	$ 10.75
Maximum sales charge (4.00% of offering price)	0.45
Maximum offering price per share outstanding	$ 11.20
Class B
Net assets applicable to outstanding shares	$ 8,069,413
Shares of beneficial interest outstanding	754,042
Net asset value and offering price per share outstanding	$ 10.70
Class C
Net assets applicable to outstanding shares	$ 207,255,487
Shares of beneficial interest outstanding	19,356,752
Net asset value and offering price per share outstanding	$ 10.71
Class C2
Net assets applicable to outstanding shares	$ 1,771,945
Shares of beneficial interest outstanding	165,598
Net asset value and offering price per share outstanding	$ 10.70
Class I
Net assets applicable to outstanding shares	$5,172,619,337
Shares of beneficial interest outstanding	483,087,787
Net asset value and offering price per share outstanding	$ 10.71
Class R6
Net assets applicable to outstanding shares	$ 252,410,693
Shares of beneficial interest outstanding	23,560,658
Net asset value and offering price per share outstanding	$ 10.71

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
52	MainStay MacKay Tax Free Bond Fund

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Interest	$100,766,780
Expenses
Manager (See Note 3)	16,546,130
Distribution/Service—Class A (See Note 3)	3,490,269
Distribution/Service—Investor Class (See Note 3)	11,603
Distribution/Service—Class B (See Note 3)	21,592
Distribution/Service—Class C (See Note 3)	552,271
Distribution/Service—Class C2 (See Note 3)	3,446
Transfer agent (See Note 3)	1,961,342
Registration	323,763
Professional fees	230,518
Shareholder communication	101,928
Trustees	83,074
Custodian	35,337
Insurance	24,945
Miscellaneous	86,424
Total expenses	23,472,642
Net investment income (loss)	77,294,138
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	50,287,232
Futures transactions	11,324,163
Net realized gain (loss)	61,611,395
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	151,247,997
Futures contracts	5,277,118
Net change in unrealized appreciation (depreciation)	156,525,115
Net realized and unrealized gain (loss)	218,136,510
Net increase (decrease) in net assets resulting from operations	$295,430,648
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 77,294,138	$ 133,277,608
Net realized gain (loss)	61,611,395	16,233,287
Net change in unrealized appreciation (depreciation)	156,525,115	85,374,477
Net increase (decrease) in net assets resulting from operations	295,430,648	234,885,372
Distributions to shareholders:
Class A	(31,853,777)	(61,436,754)
Investor Class	(104,584)	(252,488)
Class B	(87,143)	(272,310)
Class C	(2,219,421)	(5,412,059)
Class C2	(9,430)	(295)
Class I	(60,702,463)	(98,634,481)
Class R6	(2,887,785)	(2,964,947)
Total distributions to shareholders	(97,864,603)	(168,973,334)
Capital share transactions:
Net proceeds from sales of shares	1,548,682,998	4,265,384,837
Net asset value of shares issued to shareholder in reinvestment of distributions	71,841,154	122,276,059
Cost of shares redeemed	(791,486,420)	(1,754,536,854)
Increase (decrease) in net assets derived from capital share transactions	829,037,732	2,633,124,042
Net increase (decrease) in net assets	1,026,603,777	2,699,036,080
Net Assets
Beginning of period	7,542,513,167	4,843,477,087
End of period	$8,569,116,944	$ 7,542,513,167
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
54	MainStay MacKay Tax Free Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 10.43	$ 10.33	$ 9.80	$ 10.02	$ 10.18	$ 9.93
Net investment income (loss)	0.09	0.26	0.30	0.31	0.31	0.32
Net realized and unrealized gain (loss) on investments	0.30	0.11	0.53	(0.22)	(0.16)	0.25
Total from investment operations	0.39	0.37	0.83	0.09	0.15	0.57
Less distributions:
From net investment income	(0.12)	(0.27)	(0.30)	(0.31)	(0.31)	(0.32)
Net asset value at end of period	$ 10.70	$ 10.43	$ 10.33	$ 9.80	$ 10.02	$ 10.18
Total investment return (a)	3.75%	3.66%	8.55%	0.94%	1.50%	5.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.76%††	2.04%	2.93%	3.15%	3.05%	3.04%
Net expenses (b)	0.73%††	0.75%	0.78%	0.80%	0.81%	0.80%
Portfolio turnover rate	22% (c)	72% (c)	38% (c)	40%	62%	47%
Net assets at end of period (in 000’s)	$ 2,917,571	$ 2,674,765	$ 1,728,643	$ 1,405,803	$ 1,564,955	$ 1,248,065

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(c)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 10.48	$ 10.38	$ 9.84	$ 10.06	$ 10.23	$ 9.97
Net investment income (loss)	0.09	0.20	0.30	0.32	0.31	0.32
Net realized and unrealized gain (loss) on investments	0.30	0.17	0.54	(0.22)	(0.17)	0.26
Total from investment operations	0.39	0.37	0.84	0.10	0.14	0.58
Less distributions:
From net investment income	(0.12)	(0.27)	(0.30)	(0.32)	(0.31)	(0.32)
Net asset value at end of period	$ 10.75	$ 10.48	$ 10.38	$ 9.84	$ 10.06	$ 10.23
Total investment return (a)	3.73%	3.64%	8.63%	0.97%	1.43%	5.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.65%††	2.04%	2.95%	3.17%	3.10%	3.11%
Net expenses (b)	0.76%††	0.76%	0.77%	0.78%	0.79%	0.79%
Portfolio turnover rate	22% (c)	72% (c)	38% (c)	40%	62%	47%
Net assets at end of period (in 000’s)	$ 9,419	$ 9,334	$ 9,815	$ 9,690	$ 10,216	$ 16,344

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
55

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class B		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 10.43	$ 10.33	$ 9.80	$ 10.01	$ 10.18	$ 9.92
Net investment income (loss)	0.07	0.12	0.27	0.29	0.28	0.29
Net realized and unrealized gain (loss) on investments	0.31	0.23	0.53	(0.21)	(0.17)	0.26
Total from investment operations	0.38	0.35	0.80	0.08	0.11	0.55
Less distributions:
From net investment income	(0.11)	(0.25)	(0.27)	(0.29)	(0.28)	(0.29)
Net asset value at end of period	$ 10.70	$ 10.43	$ 10.33	$ 9.80	$ 10.01	$ 10.18
Total investment return (a)	3.61%	3.38%	8.28%	0.81%	1.17%	5.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.34%††	1.80%	2.71%	2.92%	2.85%	2.84%
Net expenses (b)	1.01%††	1.01%	1.02%	1.03%	1.04%	1.04%
Portfolio turnover rate	22% (c)	72% (c)	38% (c)	40%	62%	47%
Net assets at end of period (in 000’s)	$ 8,069	$ 9,286	$ 12,354	$ 14,704	$ 17,068	$ 19,318

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(c)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 10.44	$ 10.34	$ 9.80	$ 10.02	$ 10.18	$ 9.93
Net investment income (loss)	0.08	0.18	0.27	0.29	0.28	0.29
Net realized and unrealized gain (loss) on investments	0.30	0.17	0.54	(0.22)	(0.16)	0.25
Total from investment operations	0.38	0.35	0.81	0.07	0.12	0.54
Less distributions:
From net investment income	(0.11)	(0.25)	(0.27)	(0.29)	(0.28)	(0.29)
Net asset value at end of period	$ 10.71	$ 10.44	$ 10.34	$ 9.80	$ 10.02	$ 10.18
Total investment return (a)	3.61%	3.38%	8.39%	0.71%	1.27%	5.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42%††	1.79%	2.69%	2.92%	2.85%	2.81%
Net expenses (b)	1.01%††	1.01%	1.02%	1.03%	1.04%	1.04%
Portfolio turnover rate	22% (c)	72% (c)	38% (c)	40%	62%	47%
Net assets at end of period (in 000’s)	$ 207,255	$ 220,146	$ 225,762	$ 213,883	$ 241,526	$ 273,386

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
56	MainStay MacKay Tax Free Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021	August 31, 2020^ through October 31, 2020
Class C2
Net asset value at beginning of period	$ 10.43	$ 10.52
Net investment income (loss)	0.10	0.03
Net realized and unrealized gain (loss) on investments	0.27	(0.09)
Total from investment operations	0.37	(0.06)
Less distributions:
From net investment income	(0.10)	(0.03)
Net asset value at end of period	$ 10.70	$ 10.43
Total investment return (a)	3.53%	(0.54)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.97%††	1.02%
Net expenses (b)	1.15%††	1.15%
Portfolio turnover rate (c)	22%	72%
Net assets at end of period (in 000’s)	$ 1,772	$ 251

^	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(c)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 10.44	$ 10.34	$ 9.80	$ 10.02	$ 10.18	$ 9.93
Net investment income (loss)	0.11	0.29	0.32	0.34	0.33	0.34
Net realized and unrealized gain (loss) on investments	0.29	0.11	0.54	(0.22)	(0.16)	0.25
Total from investment operations	0.40	0.40	0.86	0.12	0.17	0.59
Less distributions:
From net investment income	(0.13)	(0.30)	(0.32)	(0.34)	(0.33)	(0.34)
Net asset value at end of period	$ 10.71	$ 10.44	$ 10.34	$ 9.80	$ 10.02	$ 10.18
Total investment return (a)	3.88%	3.91%	8.93%	1.19%	1.75%	5.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.03%††	2.28%	3.14%	3.40%	3.31%	3.29%
Net expenses (b)	0.48%††	0.50%	0.52%	0.55%	0.56%	0.55%
Portfolio turnover rate	22% (c)	72% (c)	38% (c)	40%	62%	47%
Net assets at end of period (in 000’s)	$ 5,172,619	$ 4,430,985	$ 2,866,903	$ 1,320,591	$ 1,019,263	$ 899,128

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
57

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	November 1, 2019^ through October 31,
Class R6		2020
Net asset value at beginning of period	$ 10.44	$ 10.34
Net investment income (loss)	0.11	0.27
Net realized and unrealized gain (loss) on investments	0.30	0.13
Total from investment operations	0.41	0.40
Less distributions:
From net investment income	(0.14)	(0.30)
Net asset value at end of period	$ 10.71	$ 10.44
Total investment return (a)	3.90%	3.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.13%††	2.27%
Net expenses (b)	0.44%††	0.44%
Portfolio turnover rate (c)	22%	72%
Net assets at end of period (in 000’s)	$ 252,411	$ 197,746

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(c)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
58	MainStay MacKay Tax Free Bond Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay Tax Free Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	May 1, 1986
Class C	September 1, 1998
Class C2	August 31, 2020
Class I	December 21, 2009
Class R6	November 1, 2019
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C and Class C2 shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C and Class C2 shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B, Class C and Class C2 shares are subject to higher distribution and/or service fees than Class A, Investor Class or SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from regular federal income tax.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to

59

Notes to Financial Statements (Unaudited) (continued)
the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited

60	MainStay MacKay Tax Free Bond Fund

trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
61

Notes to Financial Statements (Unaudited) (continued)
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2021 are shown in the Portfolio of Investments.
(H) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. As of April 30, 2021, delayed delivery transactions are shown in the Portfolio of Investments.
(I) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings pursuant to the Puerto Rico Oversight,

62	MainStay MacKay Tax Free Bond Fund

Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. The federal government has passed certain relief packages, such as the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which include more than $5 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the economic challenges arising from COVID-19. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain of Puerto Rico’s instrumentalities and is negotiating the restructuring of its debt with certain other bondholders. Under the terms of these agreements, amounts due to bondholders, including the Fund, may be substantially lower than the original investment. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Due to the ongoing budget impact from COVID-19 on the Commonwealth’s finances, the Federal Oversight and Management Board or the Commonwealth could seek to revise or even terminate earlier agreements reached with certain creditors prior to the outbreak of COVID-19. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board has changed significantly during the past year due to existing members either stepping down or being replaced following the expiration of a member's term. There is no assurance that board members will approve the restructuring agreements the prior board had negotiated.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2021, 100.0% of the Puerto Rico municipal securities held by the Fund were insured.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2021:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$8,100,857	$8,100,857
Total Fair Value	$8,100,857	$8,100,857

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2021:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$11,324,163	$11,324,163
Total Net Realized Gain (Loss)	$11,324,163	$11,324,163

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$5,277,118	$5,277,118
Total Net Change in Unrealized Appreciation (Depreciation)	$5,277,118	$5,277,118

Average Notional Amount	Total
Futures Contracts Short	$(499,061,328)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the
63

Notes to Financial Statements (Unaudited) (continued)
financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Effective February 28, 2021, pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.425% from $500 million to $1 billion; 0.40% from $1 billion to $5 billion; 0.39% on assets from $5 billion to $7 billion; and 0.38% on assets in excess of $7 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.
Prior to February 28, 2021, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.425% from $500 million to $1 billion; 0.40% from $1 billion to $5 billion and 0.39% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2021, the effective management fee rate was 0.41%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.
Prior to February 28, 2021, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares did not exceed 0.82% of the Fund’s average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6 shares. New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Class R6 fees and expenses do not exceed those of Class I.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $16,546,130 and paid the Subadvisor in the amount of $8,065,224. There were no waived fees and/or reimbursed expenses.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company ("State Street").
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 0.50%. Pursuant to the Class C2 Plan, Class C2 shares pay the Distributor a monthly distribution fee at an annual rate of 0.40% of the average daily net assets of the Class C2 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.65%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2021, were $42,202 and $1,654, respectively.

64	MainStay MacKay Tax Free Bond Fund

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the six-month period ended April 30, 2021, of $106,899, $750, $6,061 and $15,199, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 686,986	$—
Investor Class	3,410	—
Class B	3,172	—
Class C	81,153	—
Class C2	390	—
Class I	1,181,734	—
Class R6	4,497	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class C2	$25,704	1.5%
Class R6	26,946	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$7,877,913,775	$426,055,271	$(4,155,224)	$421,900,047
As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $24,598,626 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$24,599	$—
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$ 322,848
Exempt Interest Dividends	168,650,486
Total	$168,973,334
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees
65

Notes to Financial Statements (Unaudited) (continued)
which totaled $4,295 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of securities, other than short-term securities, were $2,063,281 and $1,661,938, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	36,205,484	$ 386,118,609
Shares issued to shareholders in reinvestment of distributions	2,612,796	27,863,927
Shares redeemed	(23,061,270)	(245,574,701)
Net increase (decrease) in shares outstanding before conversion	15,757,010	168,407,835
Shares converted into Class A (See Note 1)	490,551	5,200,437
Shares converted from Class A (See Note 1)	(43,627)	(465,334)
Net increase (decrease)	16,203,934	$ 173,142,938
Year ended October 31, 2020:
Shares sold	157,611,398	$1,621,322,710
Shares issued to shareholders in reinvestment of distributions	5,260,382	54,696,460
Shares redeemed	(73,877,620)	(761,621,950)
Net increase (decrease) in shares outstanding before conversion	88,994,160	914,397,220
Shares converted into Class A (See Note 1)	541,773	5,625,267
Shares converted from Class A (See Note 1)	(472,247)	(4,948,405)
Net increase (decrease)	89,063,686	$ 915,074,082

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	80,314	$ 862,294
Shares issued to shareholders in reinvestment of distributions	9,174	98,261
Shares redeemed	(66,143)	(709,684)
Net increase (decrease) in shares outstanding before conversion	23,345	250,871
Shares converted into Investor Class (See Note 1)	44,584	476,636
Shares converted from Investor Class (See Note 1)	(82,519)	(883,061)
Net increase (decrease)	(14,590)	$ (155,554)
Year ended October 31, 2020:
Shares sold	218,794	$ 2,273,329
Shares issued to shareholders in reinvestment of distributions	22,612	236,084
Shares redeemed	(114,676)	(1,193,871)
Net increase (decrease) in shares outstanding before conversion	126,730	1,315,542
Shares converted into Investor Class (See Note 1)	39,045	407,397
Shares converted from Investor Class (See Note 1)	(221,001)	(2,293,359)
Net increase (decrease)	(55,226)	$ (570,420)

66	MainStay MacKay Tax Free Bond Fund

Class B	Shares	Amount
Period ended April 30, 2021:
Shares sold	735	$ 7,824
Shares issued to shareholders in reinvestment of distributions	7,713	82,233
Shares redeemed	(117,962)	(1,254,772)
Net increase (decrease) in shares outstanding before conversion	(109,514)	(1,164,715)
Shares converted from Class B (See Note 1)	(26,681)	(283,634)
Net increase (decrease)	(136,195)	$ (1,448,349)
Year ended October 31, 2020:
Shares sold	253,107	$ 2,612,189
Shares issued to shareholders in reinvestment of distributions	24,633	255,982
Shares redeemed	(546,601)	(5,546,225)
Net increase (decrease) in shares outstanding before conversion	(268,861)	(2,678,054)
Shares converted from Class B (See Note 1)	(36,760)	(381,759)
Net increase (decrease)	(305,621)	$ (3,059,813)

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	2,086,472	$ 22,271,889
Shares issued to shareholders in reinvestment of distributions	161,204	1,719,316
Shares redeemed	(3,584,973)	(38,157,161)
Net increase (decrease) in shares outstanding before conversion	(1,337,297)	(14,165,956)
Shares converted from Class C (See Note 1)	(399,429)	(4,237,846)
Net increase (decrease)	(1,736,726)	$ (18,403,802)
Year ended October 31, 2020:
Shares sold	6,054,077	$ 62,779,856
Shares issued to shareholders in reinvestment of distributions	382,748	3,980,400
Shares redeemed	(6,954,302)	(72,186,731)
Net increase (decrease) in shares outstanding before conversion	(517,477)	(5,426,475)
Shares converted from Class C (See Note 1)	(230,958)	(2,395,190)
Net increase (decrease)	(748,435)	$ (7,821,665)

Class C2	Shares	Amount
Period ended April 30, 2021:
Shares sold	140,914	$ 1,500,736
Shares issued to shareholders in reinvestment of distributions	883	9,415
Shares redeemed	(226)	(2,411)
Net increase (decrease)	141,571	$ 1,507,740
Year ended October 31, 2020:(a)
Shares sold	23,999	$ 250,964
Shares issued to shareholders in reinvestment of distributions	28	295
Shares redeemed	(0) ‡	(5)
Net increase (decrease)	24,027	$ 251,254

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	101,235,765	$1,080,184,359
Shares issued to shareholders in reinvestment of distributions	3,942,231	42,046,507
Shares redeemed	(46,246,638)	(492,989,611)
Net increase (decrease) in shares outstanding before conversion	58,931,358	629,241,255
Shares converted into Class I (See Note 1)	67,128	717,577
Shares converted from Class I (See Note 1)	(462,423)	(4,927,803)
Net increase (decrease)	58,536,063	$ 625,031,029
Year ended October 31, 2020:
Shares sold	229,489,098	$2,384,123,938
Shares issued to shareholders in reinvestment of distributions	6,061,484	63,084,471
Shares redeemed	(84,329,184)	(869,303,407)
Net increase (decrease) in shares outstanding before conversion	151,221,398	1,577,905,002
Shares converted into Class I (See Note 1)	459,012	4,807,540
Shares converted from Class I (See Note 1)	(4,502,591)	(47,113,382)
Net increase (decrease)	147,177,819	$1,535,599,160

67

Notes to Financial Statements (Unaudited) (continued)
Class R6	Shares	Amount
Period ended April 30, 2021:
Shares sold	5,411,593	$ 57,737,287
Shares issued to shareholders in reinvestment of distributions	2,014	21,495
Shares redeemed	(1,202,307)	(12,798,080)
Net increase (decrease) in shares outstanding before conversion	4,211,300	44,960,702
Shares converted into Class R6 (See Note 1)	412,762	4,403,028
Net increase (decrease)	4,624,062	$ 49,363,730
Year ended October 31, 2020:(b)
Shares sold	18,912,996	$ 192,021,851
Shares issued to shareholders in reinvestment of distributions	2,153	22,367
Shares redeemed	(4,398,883)	(44,684,665)
Net increase (decrease) in shares outstanding before conversion	14,516,266	147,359,553
Shares converted into Class R6 (See Note 1)	4,510,631	47,243,588
Shares converted from Class R6 (See Note 1)	(90,301)	(951,697)
Net increase (decrease)	18,936,596	$ 193,651,444

‡	Less than one cent per share.
(a)	The inception date of the class was August 31, 2020.
(b)	The inception date of the class was November 1, 2019.
Note 10–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

68	MainStay MacKay Tax Free Bond Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay Tax Free Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent
Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business

69

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund.
In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and MacKay to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered

70	MainStay MacKay Tax Free Bond Fund

investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.
71

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds. The Board noted that New York Life Investments proposed, and the Board had approved, an additional management fee breakpoint for the Fund, effective February 28, 2021. The Board also noted that New York Life Investments proposed, and the Board had approved, the removal of the expense limitation arrangement for Class A shares of the Fund, which included the application of an equivalent waiver or reimbursement as the Class A shares waiver/reimbursement to the other applicable share classes of the Fund, effective February 28, 2021.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board

72	MainStay MacKay Tax Free Bond Fund

reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
73

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of The MainStay Funds (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
74	MainStay MacKay Tax Free Bond Fund

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
75

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1737619MS071-21	MST10-06/21
(NYLIM) NL215

MainStay MacKay U.S. Infrastructure Bond Fund
(formerly known as MainStay MacKay Infrastructure Bond Fund)

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021[1]
Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	1/3/1995	-3.42%	-0.27%	1.82%	2.05%	0.98%
		Excluding sales charges		1.13	4.43	2.76	2.52	0.98
Investor Class Shares	Maximum 4% Initial Sales Charge	With sales charges	2/28/2008	-3.07	-0.58	1.52	1.79	1.28
		Excluding sales charges		0.97	4.11	2.46	2.26	1.28
Class B Shares[3]	Maximum 5% CDSC	With sales charges	5/1/1986	-4.36	-1.76	1.31	1.49	2.03
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		0.60	3.24	1.69	1.49	2.03
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	-0.39	2.35	1.69	1.50	2.03
	if Redeemed Within One Year of Purchase	Excluding sales charges		0.60	3.35	1.69	1.50	2.03
Class I Shares	No Sales Charge		1/2/2004	1.24	4.65	3.04	2.78	0.73
Class R6 Shares	No Sales Charge		11/1/2019	1.39	4.84	3.50	N/A	0.58

1.	Effective February 28, 2019 and June 21, 2019, the Fund modified its principal investment strategies. The past performance in the bar chart and table prior to those dates reflects the Fund’s prior principal investment strategies.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Bloomberg Barclays 5-10 Year Taxable Municipal Bond Index[1]	0.62%	4.76%	4.34%	5.12%
Bloomberg Barclays Taxable Municipal Bond Index[2]	0.95	5.34	5.45	6.71
Morningstar Intermediate Core Bond Category Average[3]	-0.87	1.48	3.29	3.32

1.	The Fund has selected the Bloomberg Barclays 5-10 Year Taxable Municipal Bond Index as its primary benchmark as a replacement for the Bloomberg Barclays Taxable Municipal Bond Index because it believes that the Bloomberg Barclays 5-10 Year Taxable Municipal Bond Index is more reflective of its current investment style. The Bloomberg Barclays 5-10 Year Taxable Municipal Bond Index is the 5-10 year component of the Bloomberg Barclays Taxable Municipal Bond Index.
2.	The Bloomberg Barclays Taxable Municipal Index is a rules-based, market value weighted index engineered for the long-term taxable bond market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Intermediate Core Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, and hold less than 5% in below-investment-grade exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay U.S. Infrastructure Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay U.S. Infrastructure Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,011.30	$4.24	$1,020.58	$4.26	0.85%
Investor Class Shares	$1,000.00	$1,009.70	$5.88	$1,018.94	$5.91	1.18%
Class B Shares	$1,000.00	$1,006.00	$9.60	$1,015.22	$9.64	1.93%
Class C Shares	$1,000.00	$1,006.00	$9.60	$1,015.22	$9.64	1.93%
Class I Shares	$1,000.00	$1,012.40	$2.99	$1,021.82	$3.01	0.60%
Class R6 Shares	$1,000.00	$1,013.90	$2.65	$1,022.17	$2.66	0.53%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2021 (Unaudited)
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Issuers Held as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	State of New York, 1.84%, due 3/15/30
2.	California Health Facilities Financing Authority, 2.584%-2.984%, due 6/1/29–6/1/33
3.	State of Illinois, 3.00%-6.875%, due 3/1/23–4/1/35
4.	Guam Government Waterworks Authority, 2.75%-3.25%, due 7/1/30–7/1/34
5.	Texas Transportation Commission, 1.383%, due 10/1/28
6.	Reading Area Water Authority, 2.209%-2.439%, due 12/1/28–12/1/31
7.	South Carolina Public Service Authority, 3.922%-4.322%, due 12/1/24–12/1/27
8.	Pennsylvania Economic Development Financing Authority, 1.364%-6.532%, due 6/15/26–6/15/39
9.	State of Connecticut, 2.098%-5.85%, due 7/1/25–3/15/32
10.	State of Connecticut, 4.00%, due 5/1/37

8	MainStay MacKay U.S. Infrastructure Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis, Robert Burke, CFA, John Lawlor and Michael Denlinger, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay U.S. Infrastructure Bond Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay MacKay U.S. Infrastructure Bond Fund returned 1.24%, outperforming the 0.62% return of the Fund’s primary benchmark, the Bloomberg Barclays 5–10 Year Taxable Municipal Bond Index. Over the same period, Class I shares also outperformed the 0.95% return of the Bloomberg Barclays Taxable Municipal Bond Index, which is the Fund’s secondary benchmark, and the −0.87% return of the Morningstar Intermediate Core Bond Category Average.1
Were there any changes to the Fund during the reporting period?
During the reporting period, Michael Denlinger was added as a portfolio manager of the Fund.
Were there any changes to the Fund during the reporting period?
Effective February 28, 2021, the Bloomberg Barclays 5–10 Year Taxable Municipal Bond Index became the Fund’s primary benchmark, and the Bloomberg Barclays Taxable Municipal Bond Index became the secondary benchmark. For more information about these changes, refer to the supplement dated December 11, 2020.
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, both tax-exempt and taxable investment-grade municipal bonds posted positive returns. However, the high-yield segment of the market outperformed both investment-grade and taxable municipal bonds as investors extended out the yield curve2 and went down the rating scale looking for yield. Furthermore, performance in the long end outperformed short-end maturities.
Municipal demand was revived with the availability of COVID-19 vaccines and the growing expectation of the potentially massive impact of the American Rescue Plan Act of 2021 on the fiscal health of states, local governments and an array of municipal government agencies and authorities.
Given this backdrop, the Fund outperformed the Bloomberg Barclays 5–10 Year Taxable Municipal Bond Index, primarily due to security selection. Contributing to relative performance were higher-quality bonds rated AAA and AA.3 From a geographic perspective, security selection among New York holdings also made positive contributions to relative performance. (Contributions take weightings and total returns into account.) Among maturities, 5–10 year maturities assisted relative performance.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the Fund held a position in U.S. Treasury futures that made a positive contribution to relative performance.
What was the Fund’s duration4 strategy during the reporting period?
During the reporting period, the Fund held a slightly longer duration posture than the benchmark. As of April 30, 2021, the Fund’s modified duration to worst was 5.66 years, while the Bloomberg Barclays 5–10 Year Taxable Municipal Bond Index had a modified duration to worst5 of 6.01 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, security selection within the local general obligation, state general obligation and special tax sectors contributed positively to relative performance. Conversely, security selection in the other revenue and water/sewer sectors detracted from relative returns.
What were some of the Fund’s largest purchases and sales during the reporting period?
As the Fund remains focused on diversification and liquidity, no individual purchase or sale was considered significant, although

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
9

sector overweights or security structure, in their entirety, had an impact.
How did the Fund’s sector weighting change during the reporting period?
During the reporting period, there were no material changes to the sector allocations. There was an increase in the Fund’s allocation to the transportation, state general obligation and leasing sectors. Conversely, there was a decrease to Fund’s allocation to the education, local general obligation and prerefunded/ETM (escrowed to maturity) sectors. Across geography, the Fund increased its state exposure to New York, Connecticut and Rhode Island bonds, and decreased its exposure to California and Texas bonds. Lastly, the Fund increased its credit exposure to bonds rated AA while decreasing its credit exposure to bonds rated AAA.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, the Fund held overweight positions relative to the Bloomberg Barclays 5–10 Year Taxable Municipal Bond Index in the water/sewer and hospital sectors. The Fund also held overweight exposure to bonds from Illinois and Ohio, as well as an overweight position in bonds rated A.6 Lastly, the Fund held overweight exposure to bonds with maturities less than one year.
As of the same date, the Fund held relatively underweight exposure to the state general obligation and special tax sectors. Other underweight exposures relative to the benchmark included AAA-rated securities and bonds with maturities of five to ten years.
6.	An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay U.S. Infrastructure Bond Fund

Portfolio of Investments April 30, 2021† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 92.8%
Asset-Backed Security 0.0% ‡
Other Asset-Backed Security 0.0% ‡
Atlantic City Electric Transition Funding LLC
Series 2002-1, Class A4
5.55%, due 10/20/23	$ 185,157	$ 188,643
Total Asset-Backed Security (Cost $187,039)		188,643
Corporate Bonds 3.9%
Commercial Services 0.8%
Howard University
Series 2020, Insured: AGM
1.991%, due 10/1/25	2,860,000	2,871,394
Series 2020, Insured: AGM
2.657%, due 10/1/26	1,500,000	1,527,236
		4,398,630
Electric 0.2%
Duke Energy Florida Project Finance LLC
Series 2026
2.538%, due 9/1/29	1,100,000	1,132,928
Entertainment 0.3%
Smithsonian Institution
1.967%, due 9/1/31	1,500,000	1,539,215
Healthcare-Services 2.2%
Adventist Health System
3.378%, due 3/1/23	1,600,000	1,665,443
Baptist Health Obligated Group
3.289%, due 12/1/28	650,000	661,162
OhioHealth Corp.
Series 2020
2.175%, due 11/15/27	1,040,000	1,077,518
Rogers Memorial Hospital, Inc.
Series 2019
2.631%, due 7/1/26	1,080,000	1,134,959
Series 2019
2.988%, due 7/1/29	505,000	524,163
Series 2019
3.188%, due 7/1/31	640,000	651,097
Series 2019
3.792%, due 7/1/39	2,480,000	2,552,871
	Principal Amount	Value

Healthcare-Services (continued)
Sun Health Services
Series 19B
2.98%, due 11/15/27	$ 1,110,000	$ 1,110,299
Sutter Health
Series 20A
2.294%, due 8/15/30	1,000,000	991,709
Toledo Hospital (The)
Series B
5.325%, due 11/15/28	2,000,000	2,315,740
		12,684,961
Leisure Time 0.4%
YMCA of Greater New York
Series 2018
5.021%, due 8/1/38	2,440,000	2,544,085
Total Corporate Bonds (Cost $21,711,327)		22,299,819
Municipal Bonds 88.8%
Arizona 0.6%
Arizona Industrial Development Authority, Provident Group, NCCU Properties LLC, Central University Project, Revenue Bonds
Series B, Insured: BAM
3.10%, due 6/1/25	600,000	616,910
Arizona Industrial Development Authority, Voyager Foundation Inc., Project, Revenue Bonds
Series 2020
3.65%, due 10/1/29	1,115,000	1,078,734
Series 2020
3.90%, due 10/1/34	1,900,000	1,785,146
		3,480,790
Arkansas 0.3%
City of Rogers AR, Revenue Bonds
Series A
3.828%, due 11/1/25	1,675,000	1,877,846
California 17.2%
Anaheim Housing and Public Improvements Authority, Water System, Revenue Bonds
Series B
1.998%, due 10/1/27	1,000,000	1,027,318

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Anaheim Housing and Public Improvements Authority, Water System, Revenue Bonds (continued)
Series B
2.123%, due 10/1/28	$ 1,000,000	$ 1,023,976
Series B
2.273%, due 10/1/30	1,000,000	1,018,429
Antelope Valley Community College District, Unlimited General Obligation
2.338%, due 8/1/31	2,000,000	2,066,754
Bay Area Toll Authority, Revenue Bonds
Series F-1
2.069%, due 4/1/31	3,065,000	3,027,899
Series F-1
2.574%, due 4/1/31	1,500,000	1,563,819
California Educational Facilities Authority, Chapman University, Revenue Bonds
Series A
3.281%, due 4/1/28	1,000,000	1,050,190
Series A
3.661%, due 4/1/33	3,300,000	3,431,075
California Health Facilities Financing Authority, Personal Income Tax, No Place Like Home Program, Revenue Bonds, Senior Lien
2.584%, due 6/1/29	3,000,000	3,126,254
2.864%, due 6/1/31	4,000,000	4,153,776
2.984%, due 6/1/33	2,370,000	2,447,187
California Infrastructure and Economic Development Bank, J. David Gladstone Institutes (The), Revenue Bonds
3.20%, due 10/1/29	1,785,000	1,843,032
California Municipal Finance Authority, Harvey Mudd College, Revenue Bonds
2.262%, due 12/1/30	1,520,000	1,520,342
California State University, Revenue Bonds
Series D
1.74%, due 11/1/30	750,000	730,505
California Statewide Communities Development Authority, California Independent System Operator Corp., Green Bond, Revenue Bonds
0.932%, due 2/1/26	1,100,000	1,095,096
	Principal Amount	Value

California (continued)
California Statewide Communities Development Authority, Buck Institute for Research on Aging, Revenue Bonds
Insured: AGM
2.148%, due 11/15/30	$ 3,985,000	$ 3,898,814
City of Montebello CA, Revenue Bonds
Insured: AGM
3.343%, due 6/1/31	1,000,000	1,057,404
Insured: AGM
3.393%, due 6/1/32	1,000,000	1,055,695
City of Sacramento CA, Water, Revenue Bonds
2.297%, due 9/1/30	1,000,000	1,028,675
City of San Buenaventura CA, Water Revenue, Revenue Bonds
2.727%, due 1/1/40	2,755,000	2,712,889
Coast Community College District, Unlimited General Obligation
2.588%, due 8/1/29	2,565,000	2,754,648
County of Riverside, Revenue Bonds
2.667%, due 2/15/25	4,000,000	4,188,830
El Cajon Redevelopment Agency, Cajon Redevelopment Project, Tax Allocation
Insured: AGM-CR AMBAC
7.70%, due 10/1/30	2,000,000	2,681,695
El Dorado Irrigation District, Revenue Bonds
Series C
2.055%, due 3/1/29	4,500,000	4,529,039
El Rancho Unified School District, Unlimited General Obligation
Insured: AGM
2.60%, due 8/1/26	1,250,000	1,285,222
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series B, Insured: AGM
2.291%, due 1/15/33	1,700,000	1,659,159
Inglewood Joint Powers Authority, City of Inglewood, Revenue Bonds
Insured: BAM
3.469%, due 8/1/29	1,000,000	1,078,266
La Quinta Redevelopment Agency Successor Agency
2.354%, due 9/1/30	1,475,000	1,514,267

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Los Angeles Community College District, Election 2008, Unlimited General Obligation
Series B
7.53%, due 8/1/29	$ 2,250,000	$ 3,131,416
Lynwood Housing Authority, Revenue Bonds
4.00%, due 9/1/29	2,370,000	2,401,376
Port of Oakland, Revenue Bonds, Senior Lien
2.099%, due 5/1/30	2,500,000	2,487,617
San Bernardino Community College District, Election 2018, Unlimited General Obligation
Series A-1
2.64%, due 8/1/29	3,500,000	3,695,122
San Diego County Regional Transportation Commission, Revenue Bonds
Series A
2.499%, due 4/1/30	2,000,000	2,088,958
San Diego Public Facilities Financing Authority, Water Utility, Revenue Bonds
Series B
1.903%, due 8/1/26	2,750,000	2,845,030
San Luis Unit/Westlands Water District Financing Authority, Revenue Bonds
Series A, Insured: AGM
1.828%, due 9/1/26	3,000,000	3,060,647
Series A, Insured: AGM
2.028%, due 9/1/27	2,000,000	2,040,382
Santa Clarita Community College District, Unlimited General Obligation
2.632%, due 8/1/28	500,000	530,490
2.682%, due 8/1/29	600,000	635,834
2.762%, due 8/1/30	600,000	638,823
2.812%, due 8/1/31	650,000	693,577
Solano County Community College District, Unlimited General Obligation
2.717%, due 8/1/29	450,000	470,013
2.817%, due 8/1/30	575,000	603,441
2.867%, due 8/1/31	675,000	708,374
2.917%, due 8/1/32	650,000	681,843
2.967%, due 8/1/33	630,000	659,715
	Principal Amount	Value

California (continued)
State of California, Various Purposes, Unlimited General Obligation
2.375%, due 10/1/26	$ 2,100,000	$ 2,237,555
Transbay Joint Powers Authority, Green Bond, Tax Allocation
Series 2020A
3.58%, due 10/1/32	2,730,000	2,980,172
University of California, Revenue Bonds
Series BD
3.349%, due 7/1/29	1,500,000	1,666,388
Ventura County Public Financing Authority, Revenue Bonds
Series A
1.741%, due 11/1/27	2,000,000	1,993,403
West Contra Costa Unified School District, Unlimited General Obligation
2.177%, due 8/1/27	4,000,000	4,012,865
		98,833,296
Colorado 0.8%
City & County of Denver, Airport System, Revenue Bonds
Series C
1.722%, due 11/15/27	3,500,000	3,527,804
Colorado Housing and Finance Authority, Revenue Bonds
Series G-1, Insured: GNMA
3.65%, due 11/1/46	955,000	1,015,406
		4,543,210
Connecticut 4.9%
City of Bridgeport CT, Unlimited General Obligation
Series D, Insured: BAM
2.913%, due 9/15/28	1,650,000	1,715,660
City of Waterbury CT, Unlimited General Obligation
Series C
2.492%, due 9/1/31	2,855,000	2,922,931
Connecticut State Health & Educational Facilities Authority, Connecticut State University System, Revenue Bonds
Insured: BAM
1.70%, due 11/1/27	6,460,000	6,505,635
State of Connecticut, Unlimited General Obligation
Series A
2.098%, due 7/1/25	3,000,000	3,146,527
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Municipal Bonds (continued)
Connecticut (continued)
State of Connecticut, Unlimited General Obligation (continued)
Series A
2.547%, due 7/1/28	$ 1,000,000	$ 1,059,733
Series A
2.627%, due 7/1/29	1,000,000	1,062,002
Series A
5.85%, due 3/15/32	1,000,000	1,325,114
State of Connecticut, Special Tax
Series A
4.00%, due 5/1/37 (a)	4,650,000	5,650,266
State of Connecticut Bradley International Airport CFC, Ground Transportation Center Project, Revenue Bonds
Series B
3.024%, due 7/1/25	2,045,000	2,129,905
3.431%, due 7/1/28	1,195,000	1,236,628
Town of Hamden, Unlimited General Obligation
Series B, Insured: BAM
2.80%, due 8/1/31	1,250,000	1,281,357
		28,035,758
Delaware 0.1%
Delaware Municipal Electric Corp. (The), Middletown & Seaford Project, Revenue Bonds
Series B, Insured: BAM
4.35%, due 10/1/34	500,000	522,819
District of Columbia 0.2%
District of Columbia, Revenue Bonds
Series B
2.632%, due 3/1/30	1,000,000	1,046,300
Florida 6.1%
City of Deltona FL, Utility System, Revenue Bonds
Insured: BAM
2.539%, due 10/1/41	1,250,000	1,208,965
City of Miami FL, Street & Sidewalk Improvement Program, Revenue Bonds
Series B, Insured: AGM
4.592%, due 1/1/33 (b)	1,115,000	1,248,763
	Principal Amount	Value

Florida (continued)
County of Broward, Airport System, Revenue Bonds
Insured: BAM
2.504%, due 10/1/28	$ 1,965,000	$ 2,064,997
County of Miami-Dade, Transit System, Revenue Bonds
Series B
1.25%, due 7/1/27	2,750,000	2,710,862
County of Miami-Dade, Revenue Bonds
Series A
1.621%, due 10/1/27	2,500,000	2,500,537
County of Miami-Dade, Aviation, Revenue Bonds
Series E
2.449%, due 10/1/29	1,000,000	1,024,140
Series B
3.275%, due 10/1/29	2,715,000	2,952,312
County of Miami-Dade, Water & Sewer System, Revenue Bonds
Series C
2.601%, due 10/1/29	2,145,000	2,274,403
County of Miami-Dade FL, Aviation, Revenue Bonds
Series B
1.885%, due 10/1/21	2,610,000	2,628,408
Series B
1.885%, due 10/1/21	3,390,000	3,409,728
Florida Municipal Power Agency, All Requirements Power Supply, Revenue Bonds
1.425%, due 10/1/26	4,000,000	4,010,526
Reedy Creek Improvement District, Limited General Obligation
Series A
2.047%, due 6/1/28	2,000,000	2,056,223
St Johns County Industrial Development Authority, Flagler Health, Revenue Bonds
Series B, Insured: AGM
2.538%, due 10/1/30	2,500,000	2,530,366
State Board of Administration Finance Corp., Revenue Bonds
Series 2020A
2.154%, due 7/1/30	2,000,000	2,001,542

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Tampa-Hillsborough County Expressway Authority, Revenue Bonds
Series B, Insured: BAM
1.64%, due 7/1/27	$ 2,500,000	$ 2,534,874
		35,156,646
Guam 1.7%
Antonio B Won Pat International Airport Authority, Revenue Bonds
Series B
3.319%, due 10/1/25	1,000,000	986,336
Guam Government Waterworks Authority, Revenue Bonds
Series B
2.75%, due 7/1/30	6,500,000	6,299,954
Series B
3.25%, due 7/1/34	2,000,000	1,932,302
Port Authority of Guam, Revenue Bonds
Series C
4.532%, due 7/1/27	500,000	530,258
		9,748,850
Hawaii 1.0%
City & County Honolulu, Wastewater System, Revenue Bonds
Series A
0.998%, due 7/1/27	1,650,000	1,606,908
City & County of Honolulu, Build America Bonds, Unlimited General Obligation
Series A
5.518%, due 12/1/28	2,400,000	3,024,888
State of Hawaii Airports System, Customer Facility Charge, Revenue Bonds
Series A
3.14%, due 7/1/47	1,500,000	1,441,701
		6,073,497
Illinois 6.9%
Chicago O'Hare International Airport, Revenue Bonds, Senior Lien
Series D
1.704%, due 1/1/26	5,000,000	5,105,701
Chicago Transit Authority, Sales Tax Receipts, Revenue Bonds
Series B
2.214%, due 12/1/25	1,500,000	1,529,642
	Principal Amount	Value

Illinois (continued)
City of Chicago Heights IL, Unlimited General Obligation
Series A, Insured: BAM
7.25%, due 12/1/34	$ 3,815,000	$ 5,317,688
City of Chicago IL, Taxable Project, Unlimited General Obligation
Series C-1, Insured: BAM
7.781%, due 1/1/35	2,195,000	3,215,819
County of Cook, Build America Bonds, Unlimited General Obligation
Insured: AGM
6.229%, due 11/15/34	1,725,000	2,336,923
Series B
6.36%, due 11/15/33	1,500,000	2,018,098
Lake County Community Unit School District No. 187 North Chicago, Unlimited General Obligation
Series A, Insured: BAM
4.25%, due 1/1/26	500,000	563,425
Series A, Insured: BAM
4.25%, due 1/1/29	750,000	834,993
Series A, Insured: BAM
4.25%, due 1/1/30	750,000	828,449
Sales Tax Securitization Corp., Revenue Bonds, Second Lien
Series B, Insured: BAM
2.857%, due 1/1/31	3,000,000	3,147,629
Sales Tax Securitization Corp., Revenue Bonds
3.372%, due 1/1/31	3,550,000	3,834,331
Sangamon County Water Reclamation District, Alternative Revenue Source, Unlimited General Obligation
Series B
2.907%, due 1/1/34	1,885,000	1,847,454
State of Illinois, Sales Tax, Revenue Bonds
3.00%, due 6/15/25	3,750,000	3,894,693
State of Illinois, Unlimited General Obligation
Series B
4.31%, due 4/1/23	500,000	523,489
State of Illinois, Build America Bonds, Unlimited General Obligation
5.95%, due 3/1/23	450,000	483,603
Series 3, Insured: AGM
6.725%, due 4/1/35	1,510,000	1,917,563
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
State of Illinois, Build America Bonds, Unlimited General Obligation (continued)
Insured: AGM
6.875%, due 7/1/25	$ 2,000,000	$ 2,289,313
		39,688,813
Indiana 0.4%
Indiana University, Revenue Bonds
Series B
2.19%, due 6/1/30	1,000,000	1,041,263
Series B
2.29%, due 6/1/31	1,250,000	1,308,714
		2,349,977
Kentucky 1.3%
Kenton County Airport Board, Customer Facility Charge, Revenue Bonds
3.826%, due 1/1/29	925,000	1,013,090
4.489%, due 1/1/39	2,500,000	2,700,717
4.689%, due 1/1/49	1,400,000	1,505,623
Kentucky Economic Development Finance Authority, Louisville Arena Project, Revenue Bonds
Series B, Insured: AGM
4.435%, due 12/1/38	2,000,000	2,188,779
		7,408,209
Louisiana 2.3%
City of Bossier City, Utilities, Revenue Bonds
Insured: BAM
2.00%, due 10/1/30 (a)	1,650,000	1,653,404
City of New Orleans LA, Sewerage Service, Revenue Bonds
Insured: AGM
1.641%, due 6/1/29	2,000,000	1,932,637
City of New Orleans LA, Water System, Revenue Bonds
Insured: AGM
1.691%, due 12/1/29	1,500,000	1,450,827
	Principal Amount	Value

Louisiana (continued)
Louisiana Local Government Environmental Facilities & Community Development Authority, East Baton Rouge Sewerage Commission, Revenue Bonds, Sub. Lien
Series A
1.447%, due 2/1/26	$ 1,900,000	$ 1,902,461
Series A
1.547%, due 2/1/27	2,505,000	2,480,449
Series A, Insured: AGM
2.343%, due 2/1/33	2,000,000	1,991,923
State of Louisiana Gasoline & Fuels Tax, Revenue Bonds
Series A-2
1.498%, due 5/1/28	1,700,000	1,675,228
		13,086,929
Maryland 1.5%
City of Baltimore MD, Water Project, Revenue Bonds
Series B
1.925%, due 7/1/31	1,045,000	1,046,738
County of Baltimore MD, Build America Bonds, Unlimited General Obligation
4.90%, due 11/1/32	1,000,000	1,238,999
Maryland Community Development Administration, Department of Housing & Community Development, Revenue Bonds
Series D
2.644%, due 3/1/50	1,415,000	1,455,569
Maryland Economic Development Corp., Seagirt Marine Terminal Project, Revenue Bonds
Series B
4.00%, due 6/1/26	3,650,000	3,863,520
Series B
4.125%, due 6/1/29	580,000	606,687
Series B
4.125%, due 6/1/30	500,000	517,624
		8,729,137
Massachusetts 2.0%
City of Worcester MA, Limited General Obligation
Series B, Insured: AGM
1.514%, due 11/15/28	1,675,000	1,664,064

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts (continued)
Commonwealth of Massachusetts, Limited General Obligation
Series E
1.52%, due 11/1/30	$ 2,400,000	$ 2,351,372
Massachusetts Development Finance Agency, Berklee College of Music Issue, Revenue Bonds
Series A
1.902%, due 10/1/27	1,000,000	996,673
Massachusetts Development Finance Agency, Lesley University, Revenue Bonds
Series B
3.165%, due 7/1/32	1,705,000	1,763,890
Massachusetts Development Finance Agency, Wellforce Obligated Group, Revenue Bonds
Series B, Insured: AGM
4.496%, due 7/1/33	2,545,000	2,834,845
Massachusetts Port Authority, Revenue Bonds
Series C
2.719%, due 7/1/42	2,000,000	1,946,219
		11,557,063
Michigan 0.7%
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds
Series C-1, Insured: State Aid Direct Deposit
3.585%, due 11/1/35	1,000,000	1,060,787
Series E, Insured: State Aid Direct Deposit
8.369%, due 11/1/35	715,000	1,033,738
University of Michigan, Revenue Bonds
Series B
1.672%, due 4/1/30	1,870,000	1,836,335
		3,930,860
Mississippi 0.2%
State of Mississippi, Unlimited General Obligation
Series A
1.382%, due 11/1/29	1,000,000	973,203
	Principal Amount	Value

Missouri 0.2%
State of Missouri, Health & Educational Facilities Authority, Revenue Bonds
Series B
2.744%, due 10/1/26	$ 1,185,000	$ 1,229,771
Nebraska 0.2%
Nebraska Public Power District, Revenue Bonds
Series B-1
2.593%, due 1/1/29	1,350,000	1,432,811
New Jersey 4.2%
Casino Reinvestment Development Authority, Inc., Revenue Bonds
Series B, Insured: NATL-RE
5.46%, due 6/1/25	2,250,000	2,362,402
City of Vineland NJ, Unlimited General Obligation
3.193%, due 4/15/29	1,175,000	1,247,177
New Jersey Economic Development Authority, School Facilities Construction Refunding Bonds, Revenue Bonds
Series NNN
3.282%, due 6/15/25	3,675,000	3,896,354
New Jersey Economic Development Authority, State Pension Funding Bonds, Revenue Bonds
Series A, Insured: NATL-RE
7.425%, due 2/15/29	534,000	689,208
New Jersey Educational Facilities Authority, Seton Hall University, Revenue Bonds
Series D, Insured: AGM
2.302%, due 7/1/25	1,400,000	1,451,973
New Jersey Educational Facilities Authority, Kean University, Revenue Bonds
Series C
3.236%, due 9/1/25	2,045,000	2,211,450
New Jersey Educational Facilities Authority, The College Of New Jersey, Revenue Bonds
Series G, Insured: BAM
3.459%, due 7/1/32	1,330,000	1,460,249
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds
Series B
2.631%, due 6/15/24	$ 4,150,000	$ 4,324,629
North Hudson Sewerage Authority, Revenue Bonds, Senior Lien
Insured: AGM
2.978%, due 6/1/29	1,000,000	1,056,008
South Jersey Transportation Authority, Revenue Bonds
Series B, Insured: BAM
2.381%, due 11/1/27	1,750,000	1,751,669
Series B
3.02%, due 11/1/25	500,000	519,836
Series B
3.12%, due 11/1/26	500,000	518,557
Series B
3.26%, due 11/1/27	500,000	517,927
Series B
3.36%, due 11/1/28	2,000,000	2,066,934
		24,074,373
New York 6.3%
Brookhaven Local Development Corp., Long Island Community Hospital Project, Revenue Bonds
Series B
4.50%, due 10/1/25	2,000,000	2,100,176
Series B
6.00%, due 10/1/30	1,855,000	2,112,650
City of Yonkers NY, Limited General Obligation
Series C, Insured: BAM
2.818%, due 5/1/28	1,000,000	1,037,207
Metropolitan Transportation Authority, Revenue Bonds
Series A-1
5.00%, due 2/1/23	5,000,000	5,402,783
New York City Industrial Development Agency, Yankee Stadium Project, Revenue Bonds
Series B, Insured: AGM
2.681%, due 3/1/33	1,750,000	1,732,983
	Principal Amount	Value

New York (continued)
New York State Dormitory Authority, Revenue Bonds
Series A
4.00%, due 3/15/40	$ 2,000,000	$ 2,381,327
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds
Series B, Insured: AGM
4.946%, due 8/1/48	1,000,000	1,135,372
New York State Energy Research & Development Authority, Residential Solar And Energy Efficiency Financing, Green Bond, Revenue Bonds
Series A
3.62%, due 4/1/25	750,000	798,069
Series A
3.77%, due 4/1/26	1,045,000	1,121,426
Series A
3.927%, due 4/1/27	995,000	1,077,643
Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds
Series B, Insured: AGM
2.499%, due 12/1/23	3,680,000	3,770,548
Series B, Insured: AGM
2.549%, due 12/1/24	2,455,000	2,515,179
Port Authority of New York & New Jersey, Consolidated 159th, Revenue Bonds
Series B
6.04%, due 12/1/29	620,000	821,010
State of New York, Unlimited General Obligation
Series B
1.84%, due 3/15/30	10,000,000	10,009,334
		36,015,707
Ohio 5.0%
American Municipal Power, Inc., Hydroelectric Projects, Revenue Bonds
Series D
3.014%, due 2/15/31	2,000,000	2,081,211
Series C
7.334%, due 2/15/28	4,000,000	5,066,497

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
City of Cleveland OH, Airport System, Revenue Bonds
Series A, Insured: BAM
2.882%, due 1/1/31	$ 1,400,000	$ 1,454,638
Dayton Metro Library, Unlimited General Obligation
2.676%, due 12/1/29	2,035,000	2,170,892
JobsOhio Beverage System, Revenue Bonds
Series B
3.985%, due 1/1/29	2,050,000	2,329,113
Northeast Ohio Regional Sewer District, Wastewater Improvement, Revenue Bonds
2.419%, due 11/15/30	1,245,000	1,307,101
2.519%, due 11/15/31	1,655,000	1,738,797
State of Ohio, Higher Education, Unlimited General Obligation
Series A
1.50%, due 8/1/29	4,000,000	3,936,973
State of Ohio, Common Schools, Unlimited General Obligation
Series A
1.50%, due 9/15/29	3,000,000	2,948,921
Summit County Development Finance Authority, Franciscan University of Steubenville Project, Revenue Bonds
Series B
5.125%, due 11/1/48	1,000,000	1,087,478
Series A
6.00%, due 11/1/48 (b)	1,750,000	2,015,761
University of Cincinnati, Revenue Bonds
Series B
2.533%, due 6/1/29	2,500,000	2,635,877
		28,773,259
Oregon 2.1%
Oregon State Facilities Authority, Lewis & Clark College Project, Revenue Bonds
Series A
2.486%, due 10/1/35	4,000,000	3,697,771
Port of Portland Airport OR, Portland International Airport Customer Facility Charge, Revenue Bonds
4.067%, due 7/1/39	1,000,000	1,054,174
	Principal Amount	Value

Oregon (continued)
State of Oregon, Article Xi-Q State Projects, Unlimited General Obligation
Series G
1.315%, due 5/1/27	$ 1,000,000	$ 1,004,628
State of Oregon, Unlimited General Obligation
1.70%, due 8/1/29	2,135,000	2,135,000
1.70%, due 8/1/29	2,000,000	2,000,000
1.80%, due 8/1/30	1,000,000	1,000,000
Washington & Multnomah Counties School District No. 48J Beaverton, Unlimited General Obligation
Insured: School Bond Guaranty
1.693%, due 6/15/30	1,500,000	1,496,465
		12,388,038
Pennsylvania 6.9%
Authority Improvement Municipalities, Carlow University, Revenue Bonds
Series B
5.00%, due 11/1/53	1,000,000	999,660
City of Philadelphia PA, Water & Wastewater, Revenue Bonds
Series B
1.734%, due 11/1/28	2,740,000	2,746,430
City of Pittsburgh PA, Unlimited General Obligation
Series B
1.679%, due 9/1/30	800,000	761,831
County of Allegheny, Unlimited General Obligation
Series C-79
1.248%, due 11/1/26	1,875,000	1,878,308
Series C-79
1.438%, due 11/1/27	3,605,000	3,603,430
County of Beaver, Unlimited General Obligation
Series B, Insured: BAM
3.979%, due 11/15/29	1,805,000	2,069,114
Pennsylvania Economic Development Financing Authority, State System of Higher Education, Revenue Bonds
1.364%, due 6/15/26	5,000,000	5,068,614
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, Build America Bonds, Revenue Bonds
Series B
6.532%, due 6/15/39	$ 1,495,000	$ 2,102,656
Philadelphia Authority for Industrial Development, Revenue Bonds
1.625%, due 4/15/26	1,850,000	1,858,070
2.216%, due 4/15/28	2,250,000	2,266,372
Reading Area Water Authority, Green Bond, Revenue Bonds
Insured: BAM
2.209%, due 12/1/28	2,345,000	2,387,189
Insured: BAM
2.309%, due 12/1/29	2,390,000	2,438,266
Insured: BAM
2.439%, due 12/1/31	3,295,000	3,359,563
State Public School Building Authority, School District of Philadelphia (The), Revenue Bonds
Series A, Insured: State Aid Withholding
3.046%, due 4/1/28	1,920,000	2,054,664
Temple University-of The Commonwealth System of Higher Education, Revenue Bonds
Insured: State Appropriations
1.657%, due 4/1/26	2,520,000	2,556,363
Insured: State Appropriations
1.857%, due 4/1/27	3,445,000	3,491,693
		39,642,223
Rhode Island 1.8%
Rhode Island Commerce Corp., Historic Structures Tax Credit Financing Program, Revenue Bonds
Series A
3.297%, due 5/1/28	1,000,000	1,096,548
Rhode Island Health and Educational Building Corp., Rhode Island School of Design, Revenue Bonds
1.771%, due 8/15/26	1,350,000	1,380,191
1.991%, due 8/15/27	2,500,000	2,553,587
Rhode Island Turnpike & Bridge Authority, Revenue Bonds
Series 1
2.761%, due 12/1/29	1,570,000	1,637,113
	Principal Amount	Value

Rhode Island (continued)
State of Rhode Island, Unlimited General Obligation
Series D
1.80%, due 10/15/31	$ 4,000,000	$ 3,974,469
		10,641,908
South Carolina 1.4%
South Carolina Public Service Authority, Revenue Bonds
Series E
3.922%, due 12/1/24	813,000	900,234
Series E
4.322%, due 12/1/27	6,040,000	7,053,199
		7,953,433
Tennessee 0.7%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project, Revenue Bonds
Series B
4.409%, due 10/1/34	1,280,000	1,334,428
Tennessee Energy Acquisition Corp., Revenue Bonds
Series A
4.00%, due 5/1/48 (c)	2,500,000	2,669,166
		4,003,594
Texas 6.8%
Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien
Series C
1.837%, due 1/1/27	1,290,000	1,290,044
City of Austin TX, Rental Car Special Facility, Revenue Bonds
Insured: AGM
1.71%, due 11/15/29	1,645,000	1,589,268
City of Brownsville TX, Utilities System, Revenue Bonds
Series A, Insured: AGM
1.477%, due 9/1/27	1,500,000	1,503,344
City of Corpus Christi TX, Utility System, Revenue Bonds, Junior Lien
Series B
1.489%, due 7/15/27	2,250,000	2,254,934
Series B
1.706%, due 7/15/28	2,500,000	2,501,824

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
City of Dallas TX, Waterworks & Sewer System, Revenue Bonds
Series D
1.347%, due 10/1/26	$ 1,000,000	$ 1,011,709
City of Houston TX, Airport System, Revenue Bonds, Sub. Lien
Series C
1.816%, due 7/1/27	2,000,000	2,026,088
City of Houston TX, Limited General Obligation
Series B
2.366%, due 3/1/28	2,855,000	2,971,389
Dallas Fort Worth International Airport, Revenue Bonds
Series C
1.749%, due 11/1/27	2,000,000	2,006,606
El Paso Independent School District, Unlimited General Obligation
Series A, Insured: PSF
5.00%, due 8/15/28	4,000,000	4,978,131
Gainesville Hospital District, Limited General Obligation
Series A
4.753%, due 8/15/23	1,520,000	1,615,244
Pflugerville Independent School District, Unlimited General Obligation
Insured: PSF
4.25%, due 2/15/30 (a)	1,500,000	1,805,140
Port of Corpus Christi Authority of Nueces County, Revenue Bonds, Senior Lien
Series B
4.875%, due 12/1/38	2,000,000	2,243,702
Tarrant County Cultural Education Facilities Finance Corp., Hendrick Medical Center Obligated Group, Revenue Bonds
Insured: AGM
1.824%, due 9/1/27	900,000	902,356
Insured: AGM
2.411%, due 9/1/31	2,350,000	2,346,314
Texas Transportation Commission, Unlimited General Obligation
1.383%, due 10/1/28	8,270,000	8,186,291
		39,232,384
	Principal Amount	Value

Utah 0.6%
County of Salt Lake, Convention Hotel, Revenue Bonds
5.25%, due 10/1/34 (b)	$ 3,610,000	$ 3,596,115
Virginia 1.8%
Farmville Industrial Development Authority, Longwood University Student Housing Project, Revenue Bonds
Series B
5.00%, due 1/1/34	2,000,000	2,082,861
Fredericksburg Economic Development Authority, Fredericksburg Stadium Project, Revenue Bonds
Series A
4.00%, due 9/1/29 (b)	2,315,000	2,496,432
Virginia College Building Authority, 21st Century College & Equipment Program, Revenue Bonds
Series E
1.227%, due 2/1/27	3,500,000	3,496,139
Virginia Resources Authority, Infrastructure Revenue, Revenue Bonds
Series C, Insured: Moral Obligation
2.55%, due 11/1/28	2,050,000	2,169,045
		10,244,477
Washington 1.1%
Klickitat County Public Utility District No. 1, Revenue Bonds
Series B, Insured: AGM
2.803%, due 12/1/29	700,000	729,979
Northwest Open Access Network, Revenue Bonds
1.485%, due 12/1/26	1,100,000	1,080,243
1.685%, due 12/1/27	1,260,000	1,230,183
1.95%, due 12/1/28	1,865,000	1,825,932
2.04%, due 12/1/29	1,000,000	970,659
2.12%, due 12/1/30	750,000	724,657
		6,561,653
West Virginia 0.6%
County of Ohio, Special District Excise Tax, Revenue Bonds
Series A
4.00%, due 3/1/40	3,500,000	3,204,971
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Municipal Bonds (continued)
Wisconsin 0.9%
State of Wisconsin, Revenue Bonds
Series A
2.399%, due 5/1/30	$ 2,000,000	$ 2,085,519
Wisconsin Department of Transportation, Revenue Bonds
Series I
1.007%, due 7/1/26	3,000,000	2,987,813
		5,073,332
Total Municipal Bonds (Cost $500,288,693)		511,111,252
U.S. Government & Federal Agencies 0.1%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.1%
FHLMC Gold Pools, 30 Year
4.00%, due 10/1/48	183,481	201,212
6.50%, due 4/1/37	33,478	39,755
		240,967
Government National Mortgage Association (Mortgage Pass-Through Security) 0.0% ‡
GNMA I, 30 Year
6.50%, due 4/15/31	123,585	141,865
Total U.S. Government & Federal Agencies (Cost $343,779)		382,832
Total Long-Term Bonds (Cost $522,530,838)		533,982,546

	Shares
Short-Term Investments 6.1%
Affiliated Investment Company 5.7%
MainStay U.S. Government Liquidity Fund, 0.01% (d)	32,448,742	32,448,742

	Principal Amount	Value
Short-Term Municipal Note 0.4%
County of Sacramento Insured: AGM
1.56%, due7/10/30 (e)(f)	2,500,000	$ 2,493,766
Total Short-Term Municipal Note (Cost $2,494,592)		2,493,766
Total Short-Term Investments (Cost $34,943,334)		34,942,508
Total Investments (Cost $557,474,172)	98.9%	568,925,054
Other Assets, Less Liabilities	1.1	6,416,531
Net Assets	100.0%	$ 575,341,585

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Delayed delivery security.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2021.
(d)	Current yield as of April 30, 2021.
(e)	Floating rate—Rate shown was the rate in effect as of April 30, 2021.
(f)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay U.S. Infrastructure Bond Fund

Futures Contracts
As of April 30, 2021, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 10 Year Notes	(250)	June 2021	$ (33,577,390)	$ (33,007,813)	$ 569,577

1.	As of April 30, 2021, cash in the amount of $381,250 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2021.

Abbreviation(s):
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
BAM—Build America Mutual Assurance Co.
FHLMC—Federal Home Loan Mortgage Corp.
GNMA—Government National Mortgage Association
NATL-RE—National Public Finance Guarantee Corp.
PSF—Permanent School Fund
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Security	$ —	$ 188,643	$ —	$ 188,643
Corporate Bonds	—	22,299,819	—	22,299,819
Municipal Bonds	—	511,111,252	—	511,111,252
U.S. Government & Federal Agencies	—	382,832	—	382,832
Total Long-Term Bonds	—	533,982,546	—	533,982,546
Short-Term Investments
Affiliated Investment Company	32,448,742	—	—	32,448,742
Short-Term Municipal Note	—	2,493,766	—	2,493,766
Total Short-Term Investments	32,448,742	2,493,766	—	34,942,508
Total Investments in Securities	32,448,742	536,476,312	—	568,925,054
Other Financial Instruments
Futures Contracts (b)	569,577	—	—	569,577
Total Investments in Securities and Other Financial Instruments	$ 33,018,319	$ 536,476,312	$ —	$ 569,494,631

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $525,025,430)	$536,476,312
Investment in affiliated investment companies, at value (identified cost $32,448,742)	32,448,742
Cash collateral on deposit at broker for futures contracts	381,250
Receivables:
Investment securities sold	19,487,193
Interest	4,225,897
Fund shares sold	1,789,939
Variation margin on futures contracts	15,624
Other assets	86,497
Total assets	594,911,454
Liabilities
Due to custodian	45,998
Payables:
Investment securities purchased	18,227,160
Fund shares redeemed	643,737
Dividend payable	257,365
Manager (See Note 3)	195,079
Transfer agent (See Note 3)	97,277
Professional fees	45,995
NYLIFE Distributors (See Note 3)	34,658
Shareholder communication	12,446
Custodian	10,154
Total liabilities	19,569,869
Net assets	$575,341,585
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 655,405
Additional paid-in-capital	560,845,813
561,501,218
Total distributable earnings (loss)	13,840,367
Net assets	$575,341,585
Class A
Net assets applicable to outstanding shares	$112,794,221
Shares of beneficial interest outstanding	12,961,049
Net asset value per share outstanding	$ 8.70
Maximum sales charge (4.50% of offering price)	0.41
Maximum offering price per share outstanding	$ 9.11
Investor Class
Net assets applicable to outstanding shares	$ 18,930,476
Shares of beneficial interest outstanding	2,165,588
Net asset value per share outstanding	$ 8.74
Maximum sales charge (4.00% of offering price)	0.36
Maximum offering price per share outstanding	$ 9.10
Class B
Net assets applicable to outstanding shares	$ 1,595,317
Shares of beneficial interest outstanding	183,307
Net asset value and offering price per share outstanding	$ 8.70
Class C
Net assets applicable to outstanding shares	$ 7,307,528
Shares of beneficial interest outstanding	839,829
Net asset value and offering price per share outstanding	$ 8.70
Class I
Net assets applicable to outstanding shares	$301,178,695
Shares of beneficial interest outstanding	34,226,360
Net asset value and offering price per share outstanding	$ 8.80
Class R6
Net assets applicable to outstanding shares	$133,535,348
Shares of beneficial interest outstanding	15,164,334
Net asset value and offering price per share outstanding	$ 8.81

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay U.S. Infrastructure Bond Fund

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Interest	$6,522,300
Dividends-affiliated	1,074
Other	144
Total income	6,523,518
Expenses
Manager (See Note 3)	1,384,372
Transfer agent (See Note 3)	349,117
Distribution/Service—Class A (See Note 3)	136,444
Distribution/Service—Investor Class (See Note 3)	23,832
Distribution/Service—Class B (See Note 3)	8,817
Distribution/Service—Class C (See Note 3)	44,305
Registration	77,139
Professional fees	45,983
Shareholder communication	23,374
Custodian	14,590
Trustees	5,575
Insurance	1,765
Miscellaneous	11,407
Total expenses before waiver/reimbursement	2,126,720
Expense waiver/reimbursement from Manager (See Note 3)	(235,543)
Net expenses	1,891,177
Net investment income (loss)	4,632,341
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	1,332,954
Futures transactions	829,996
Net realized gain (loss)	2,162,950
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(730,971)
Futures contracts	341,676
Net change in unrealized appreciation (depreciation)	(389,295)
Net realized and unrealized gain (loss)	1,773,655
Net increase (decrease) in net assets resulting from operations	$6,405,996
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 4,632,341	$ 8,862,817
Net realized gain (loss)	2,162,950	7,771,192
Net change in unrealized appreciation (depreciation)	(389,295)	4,583,107
Net increase (decrease) in net assets resulting from operations	6,405,996	21,217,116
Distributions to shareholders:
Class A	(2,107,371)	(1,754,280)
Investor Class	(342,320)	(324,263)
Class B	(25,356)	(20,251)
Class C	(130,848)	(93,576)
Class I	(6,335,930)	(3,817,800)
Class R6	(2,284,834)	(2,994,329)
Total distributions to shareholders	(11,226,659)	(9,004,499)
Capital share transactions:
Net proceeds from sales of shares	207,423,563	506,198,949
Net asset value of shares issued to shareholder in reinvestment of distributions	8,396,674	8,017,362
Cost of shares redeemed	(144,406,218)	(316,791,224)
Increase (decrease) in net assets derived from capital share transactions	71,414,019	197,425,087
Net increase (decrease) in net assets	66,593,356	209,637,704
Net Assets
Beginning of period	508,748,229	299,110,525
End of period	$ 575,341,585	$ 508,748,229
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay U.S. Infrastructure Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 8.77	$ 8.64	$ 7.93	$ 8.33	$ 8.56	$ 8.51
Net investment income (loss) (a)	0.07	0.16	0.21	0.19	0.17	0.17
Net realized and unrealized gain (loss) on investments	0.03	0.14	0.71	(0.40)	(0.22)	0.05
Total from investment operations	0.10	0.30	0.92	(0.21)	(0.05)	0.22
Less distributions:
From net investment income	(0.07)	(0.17)	(0.21)	(0.19)	(0.18)	(0.17)
From net realized gain on investments	(0.10)	—	—	—	—	—
Return of capital	—	—	(0.00)‡	—	—	—
Total distributions	(0.17)	(0.17)	(0.21)	(0.19)	(0.18)	(0.17)
Net asset value at end of period	$ 8.70	$ 8.77	$ 8.64	$ 7.93	$ 8.33	$ 8.56
Total investment return (b)	1.13%	3.45%	11.76%	(2.54)%	(0.60)%	2.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.51%††	1.84%	2.52%	2.31%	2.07%	1.99% (c)
Net expenses (d)	0.85%††	0.85%	0.89%	1.00%	1.00%	0.98% (e)
Expenses (before waiver/reimbursement) (d)	0.95%††	0.98%	1.02%	1.04%	1.00%	0.99%
Portfolio turnover rate	26% (f)	89% (f)	124% (f)	58% (g)	20% (g)	41% (g)
Net assets at end of period (in 000’s)	$ 112,794	$ 103,475	$ 84,513	$ 68,269	$ 82,828	$ 93,242

‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.98%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.99%.
(f)	The portfolio turnover rate includes variable rate demand notes.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 8.81	$ 8.68	$ 7.97	$ 8.36	$ 8.59	$ 8.54
Net investment income (loss) (a)	0.05	0.14	0.19	0.16	0.15	0.15
Net realized and unrealized gain (loss) on investments	0.03	0.13	0.71	(0.39)	(0.23)	0.05
Total from investment operations	0.08	0.27	0.90	(0.23)	(0.08)	0.20
Less distributions:
From net investment income	(0.05)	(0.14)	(0.19)	(0.16)	(0.15)	(0.15)
From net realized gain on investments	(0.10)	—	—	—	—	—
Return of capital	—	—	(0.00)‡	—	—	—
Total distributions	(0.15)	(0.14)	(0.19)	(0.16)	(0.15)	(0.15)
Net asset value at end of period	$ 8.74	$ 8.81	$ 8.68	$ 7.97	$ 8.36	$ 8.59
Total investment return (b)	0.97%	3.14%	11.36%	(2.72)%	(0.91)%	2.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.19%††	1.57%	2.21%	1.98%	1.77%	1.74% (c)
Net expenses (d)	1.18%††	1.15%	1.21%	1.33%	1.30%	1.23% (e)
Expenses (before waiver/reimbursement) (d)	1.28%††	1.28%	1.35%	1.44%	1.30%	1.24%
Portfolio turnover rate	26% (f)	89% (f)	124% (f)	58% (g)	20% (g)	41% (g)
Net assets at end of period (in 000’s)	$ 18,930	$ 19,459	$ 20,520	$ 21,012	$ 24,187	$ 40,094

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.73%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 1.24%.
(f)	The portfolio turnover rate includes variable rate demand notes.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay U.S. Infrastructure Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class B		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 8.77	$ 8.64	$ 7.94	$ 8.33	$ 8.56	$ 8.51
Net investment income (loss) (a)	0.02	0.07	0.12	0.10	0.08	0.08
Net realized and unrealized gain (loss) on investments	0.03	0.14	0.70	(0.39)	(0.22)	0.05
Total from investment operations	0.05	0.21	0.82	(0.29)	(0.14)	0.13
Less distributions:
From net investment income	(0.02)	(0.08)	(0.12)	(0.10)	(0.09)	(0.08)
From net realized gain on investments	(0.10)	—	—	—	—	—
Return of capital	—	—	(0.00)‡	—	—	—
Total distributions	(0.12)	(0.08)	(0.12)	(0.10)	(0.09)	(0.08)
Net asset value at end of period	$ 8.70	$ 8.77	$ 8.64	$ 7.94	$ 8.33	$ 8.56
Total investment return (b)	0.60%	2.39%	10.46%	(3.46)%	(1.66)%	1.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.45%††	0.85%	1.46%	1.23%	1.01%	0.99% (c)
Net expenses (d)	1.93%††	1.90%	1.96%	2.08%	2.05%	1.98% (e)
Expenses (before waiver/reimbursement) (d)	2.03%††	2.03%	2.10%	2.19%	2.05%	1.99%
Portfolio turnover rate	26% (f)	89% (f)	124% (f)	58% (g)	20% (g)	41% (g)
Net assets at end of period (in 000’s)	$ 1,595	$ 1,902	$ 2,621	$ 3,224	$ 4,730	$ 7,154

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.98%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 1.99%.
(f)	The portfolio turnover rate includes variable rate demand notes.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 8.77	$ 8.64	$ 7.93	$ 8.32	$ 8.55	$ 8.50
Net investment income (loss) (a)	0.02	0.08	0.12	0.10	0.08	0.08
Net realized and unrealized gain (loss) on investments	0.03	0.13	0.71	(0.39)	(0.22)	0.05
Total from investment operations	0.05	0.21	0.83	(0.29)	(0.14)	0.13
Less distributions:
From net investment income	(0.02)	(0.08)	(0.12)	(0.10)	(0.09)	(0.08)
From net realized gain on investments	(0.10)	—	—	—	—	—
Return of capital	—	—	(0.00)‡	—	—	—
Total distributions	(0.12)	(0.08)	(0.12)	(0.10)	(0.09)	(0.08)
Net asset value at end of period	$ 8.70	$ 8.77	$ 8.64	$ 7.93	$ 8.32	$ 8.55
Total investment return (b)	0.60%	2.38%	10.59%	(3.46)%	(1.66)%	1.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.45%††	0.88%	1.47%	1.23%	1.00%	0.99% (c)
Net expenses (d)	1.93%††	1.90%	1.96%	2.08%	2.05%	1.98% (e)
Expenses (before waiver/reimbursement) (d)	2.03%††	2.02%	2.10%	2.19%	2.05%	1.99%
Portfolio turnover rate	26% (f)	89% (f)	124% (f)	58% (g)	20% (g)	41% (g)
Net assets at end of period (in 000’s)	$ 7,308	$ 8,708	$ 14,152	$ 7,612	$ 9,472	$ 19,338

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.98%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 1.99%.
(f)	The portfolio turnover rate includes variable rate demand notes.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay U.S. Infrastructure Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 8.87	$ 8.73	$ 8.02	$ 8.42	$ 8.64	$ 8.59
Net investment income (loss) (a)	0.08	0.17	0.24	0.21	0.20	0.19
Net realized and unrealized gain (loss) on investments	0.03	0.16	0.71	(0.40)	(0.22)	0.05
Total from investment operations	0.11	0.33	0.95	(0.19)	(0.02)	0.24
Less distributions:
From net investment income	(0.08)	(0.19)	(0.24)	(0.21)	(0.20)	(0.19)
From net realized gain on investments	(0.10)	—	—	—	—	—
Return of capital	—	—	(0.00)‡	—	—	—
Total distributions	(0.18)	(0.19)	(0.24)	(0.21)	(0.20)	(0.19)
Net asset value at end of period	$ 8.80	$ 8.87	$ 8.73	$ 8.02	$ 8.42	$ 8.64
Total investment return (b)	1.24%	3.78%	11.95%	(2.26)%	(0.23)%	2.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.74%††	1.97%	2.64%	2.56%	2.33%	2.16% (c)
Net expenses (d)	0.60%††	0.60%	0.60%	0.75%	0.75%	0.73% (e)
Expenses (before waiver/reimbursement) (d)	0.70%††	0.72%	0.74%	0.79%	0.75%	0.74%
Portfolio turnover rate	26% (f)	89% (f)	124% (f)	58% (g)	20% (g)	41% (g)
Net assets at end of period (in 000’s)	$ 301,179	$ 292,000	$ 177,305	$ 5,003	$ 6,926	$ 14,061

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.15%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.74%.
(f)	The portfolio turnover rate includes variable rate demand notes.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	November 1, 2019 through October 31,
Class R6		2020 ^
Net asset value at beginning of period	$ 8.87	$ 8.72
Net investment income (loss) (a)	0.08	0.19
Net realized and unrealized gain (loss) on investments	0.04	0.15
Total from investment operations	0.12	0.34
Less distributions:
From net investment income	(0.08)	(0.19)
From net realized gain on investments	(0.10)	—
Total distributions	(0.18)	(0.19)
Net asset value at end of period	$ 8.81	$ 8.87
Total investment return (b)	1.39%	3.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.81%††	2.16%
Net expenses (c)	0.53%††	0.53%
Expenses (before waiver/reimbursement) (c)	0.56%††	0.58%
Portfolio turnover rate (d)	26%	89%
Net assets at end of period (in 000’s)	$ 133,535	$ 83,204

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay U.S. Infrastructure Bond Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay U.S. Infrastructure Bond Fund (formerly known as MainStay MacKay Infrastructure Bond Fund) (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	May 1, 1986
Class C	September 1, 1998
Class I	January 2, 2004
Class R6	November 1, 2019
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective April 15, 2019, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from August 1, 2017 through April 14, 2019, a CDSC of 1.00% may be imposed on certain redemptions (for investments of $500,000 which paid no initial sales charge) of such shares within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a
1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York

33

Notes to Financial Statements (Unaudited) (continued)
Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a

34	MainStay MacKay U.S. Infrastructure Bond Fund

debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60
35

Notes to Financial Statements (Unaudited) (continued)
days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2021 are shown in the Portfolio of Investments.
(H) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. As of April 30, 2021, delayed delivery transactions are shown in the Portfolio of Investments.
(I) Government, Infrastructure Investment and Municipal Bond Risk.  Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt

36	MainStay MacKay U.S. Infrastructure Bond Fund

may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Fund’s investments in infrastructure-related securities will expose the Fund to potential adverse economic, regulatory, political, legal and other changes affecting such investments. Issuers of securities in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental or other regulations and the effects of economic slowdowns. Rising interest rates could lead to higher financing costs and reduced earnings for infrastructure companies.
Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities.
Municipalities continue to experience political, economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund’s net asset value, and/or the distributions paid by the Fund.
(J) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 with respect to certain LIBOR tenors or mid-2023 for the remaining LIBOR tenors.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2021:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$569,577	$569,577
Total Fair Value	$569,577	$569,577

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
37

Notes to Financial Statements (Unaudited) (continued)
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2021:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$829,996	$829,996
Total Net Realized Gain (Loss)	$829,996	$829,996

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$341,676	$341,676
Total Net Change in Unrealized Appreciation (Depreciation)	$341,676	$341,676

Average Notional Amount	Total
Futures Contracts Short	$(33,707,031)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. During the six-month period ended April 30, 2021, the effective management fee rate was 0.50% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class A, 0.85% and Class R6, 0.53%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of basis points of the Class A shares waiver/ reimbursement to Investor Class, Class B, Class C and Class I shares. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $1,384,372 and waived fees and/or reimbursed expenses in the amount of $235,543 and paid the Subadvisor fees in the amount of $574,421.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company ("State Street").
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

38	MainStay MacKay U.S. Infrastructure Bond Fund

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2021, were $3,802 and $1,036, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2021, of $22,365, $226 and $1,348, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life
Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 73,445	$—
Investor Class	43,724	—
Class B	4,043	—
Class C	20,322	—
Class I	205,317	—
Class R6	2,266	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ —	$ 159,886	$ (127,437)	$ —	$ —	$ 32,449	$ 1	$ —	32,449

(G) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$26,316	0.0%‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$557,486,310	$14,341,058	$(2,902,314)	$11,438,744

39

Notes to Financial Statements (Unaudited) (continued)
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$9,004,499
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $1,773 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of U.S. government securities were $0 and $64, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $190,803 and $141,137 respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	2,336,935	$ 20,519,127
Shares issued to shareholders in reinvestment of distributions	223,803	1,966,297
Shares redeemed	(1,526,348)	(13,354,791)
Net increase (decrease) in shares outstanding before conversion	1,034,390	9,130,633
Shares converted into Class A (See Note 1)	128,071	1,114,088
Net increase (decrease)	1,162,461	$ 10,244,721
Year ended October 31, 2020:
Shares sold	3,581,160	$ 31,130,263
Shares issued to shareholders in reinvestment of distributions	188,669	1,645,048
Shares redeemed	(1,957,726)	(16,997,883)
Net increase (decrease) in shares outstanding before conversion	1,812,103	15,777,428
Shares converted into Class A (See Note 1)	217,000	1,885,861
Shares converted from Class A (See Note 1)	(11,740)	(99,177)
Net increase (decrease)	2,017,363	$ 17,564,112

40	MainStay MacKay U.S. Infrastructure Bond Fund

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	30,043	$ 298,461
Shares issued to shareholders in reinvestment of distributions	37,751	333,314
Shares redeemed	(107,781)	(950,031)
Net increase (decrease) in shares outstanding before conversion	(39,987)	(318,256)
Shares converted into Investor Class (See Note 1)	27,862	243,516
Shares converted from Investor Class (See Note 1)	(31,339)	(275,865)
Net increase (decrease)	(43,464)	$ (350,605)
Year ended October 31, 2020:
Shares sold	149,694	$ 1,311,706
Shares issued to shareholders in reinvestment of distributions	35,776	313,146
Shares redeemed	(225,826)	(1,968,500)
Net increase (decrease) in shares outstanding before conversion	(40,356)	(343,648)
Shares converted into Investor Class (See Note 1)	56,369	495,075
Shares converted from Investor Class (See Note 1)	(171,249)	(1,493,289)
Net increase (decrease)	(155,236)	$ (1,341,862)

Class B	Shares	Amount
Period ended April 30, 2021:
Shares sold	3,882	$ 41,152
Shares issued to shareholders in reinvestment of distributions	2,632	23,147
Shares redeemed	(15,215)	(132,943)
Net increase (decrease) in shares outstanding before conversion	(8,701)	(68,644)
Shares converted from Class B (See Note 1)	(24,793)	(216,272)
Net increase (decrease)	(33,494)	$ (284,916)
Year ended October 31, 2020:
Shares sold	15,226	$ 128,529
Shares issued to shareholders in reinvestment of distributions	2,122	18,468
Shares redeemed	(48,244)	(417,353)
Net increase (decrease) in shares outstanding before conversion	(30,896)	(270,356)
Shares converted from Class B (See Note 1)	(55,577)	(487,410)
Net increase (decrease)	(86,473)	$ (757,766)

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	163,125	$ 1,446,818
Shares issued to shareholders in reinvestment of distributions	13,076	115,023
Shares redeemed	(251,239)	(2,191,109)
Net increase (decrease) in shares outstanding before conversion	(75,038)	(629,268)
Shares converted from Class C (See Note 1)	(78,178)	(676,242)
Net increase (decrease)	(153,216)	$ (1,305,510)
Year ended October 31, 2020:
Shares sold	1,153,768	$ 10,234,702
Shares issued to shareholders in reinvestment of distributions	9,972	86,769
Shares redeemed	(1,786,435)	(15,500,354)
Net increase (decrease) in shares outstanding before conversion	(622,695)	(5,178,883)
Shares converted from Class C (See Note 1)	(22,622)	(197,934)
Net increase (decrease)	(645,317)	$ (5,376,817)

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	14,546,388	$ 128,271,509
Shares issued to shareholders in reinvestment of distributions	646,347	5,743,542
Shares redeemed	(13,899,498)	(123,196,509)
Net increase (decrease)	1,293,237	$ 10,818,542
Year ended October 31, 2020:
Shares sold	36,185,559	$ 318,007,846
Shares issued to shareholders in reinvestment of distributions	418,535	3,695,502
Shares redeemed	(12,947,404)	(114,102,580)
Net increase (decrease) in shares outstanding before conversion	23,656,690	207,600,768
Shares converted from Class I (See Note 1)	(11,026,106)	(96,147,647)
Net increase (decrease)	12,630,584	$ 111,453,121

41

Notes to Financial Statements (Unaudited) (continued)
Class R6	Shares	Amount
Period ended April 30, 2021:
Shares sold	6,298,883	$ 56,846,496
Shares issued to shareholders in reinvestment of distributions	24,216	215,351
Shares redeemed	(515,005)	(4,580,835)
Net increase (decrease) in shares outstanding before conversion	5,808,094	52,481,012
Shares converted from Class R6 (See Note 1)	(21,364)	(189,225)
Net increase (decrease)	5,786,730	$ 52,291,787
Year ended October 31, 2020:(a)
Shares sold	16,784,819	$ 145,385,903
Shares issued to shareholders in reinvestment of distributions	256,439	2,258,429
Shares redeemed	(18,678,194)	(167,804,554)
Net increase (decrease) in shares outstanding before conversion	(1,636,936)	(20,160,222)
Shares converted into Class R6 (See Note 1)	11,026,106	96,147,647
Shares converted from Class R6 (See Note 1)	(11,566)	(103,126)
Net increase (decrease)	9,377,604	$ 75,884,299

(a)	The inception date of the class was November 1, 2019.
Note 10–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

42	MainStay MacKay U.S. Infrastructure Bond Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay U.S. Infrastructure Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent
Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business

43

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund.
In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and MacKay to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered

44	MainStay MacKay U.S. Infrastructure Bond Fund

investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-, three-, five- and ten-year periods ended July 31, 2020. The Board considered its discussions with representatives from New York Life Investments and MacKay regarding the Fund’s investment performance.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
45

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board

46	MainStay MacKay U.S. Infrastructure Bond Fund

also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
47

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of The MainStay Funds (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
48	MainStay MacKay U.S. Infrastructure Bond Fund

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
49

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1737431MS071-21	MSINF10-06/21
(NYLIM) NL211

MainStay Money Market Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support at any time. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.
Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B3 shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insuarance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge	Inception Date	Six Months	One Year or Since Inception	Five Years	Ten Years	Gross Expense Ratio[1]
Class A Shares[2]	No Sales Charge	1/3/1995	0.00%	0.01%	0.77%	0.39%	0.55%
Investor Class Shares[2]	No Sales Charge	2/28/2008	0.00	0.01	0.62	0.32	0.90
Class B Shares[2,3]	No Sales Charge	5/1/1986	0.00	0.01	0.62	0.32	0.90
Class C Shares[2]	No Sales Charge	9/1/1998	0.00	0.01	0.62	0.32	0.90
SIMPLE Class Shares[2]	No Sales Charge	8/31/2020	0.01	0.01	N/A	N/A	0.90

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	As of April 30,2021, MainStay Money Market Fund had an effective 7-day yield of 0.01% for Class A, 0.01% for Investor Class, 0.01% for Class B, 0.01% for Class C and 0.015% for SIMPLE Class shares. The 7-day current yield was 0.01% for Class A, 0.01% for Investor Class, 0.01% for Class B, 0.01% for Class C and 0.015% for SIMPLE Class shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been -0.04%, -0.08%,-0.08%, -0.08% and -0.08%, for Class A, Investor Class, Class B, Class C and SIMPLE Class shares, respectively, and the 7-day current yield would have been -0.04%, -0.08%, -0.08%, -0.08% and -0.08%, for Class A, Investor Class, Class B, Class C and SIMPLE Class shares, respectively. The current yield reflects the Fund’s earnings better than the Fund’s total return.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Average Lipper Money Market Fund[1]	0.00%	0.05%	0.89%	0.46%
Morningstar Prime Money Market Category Average[2]	0.00	0.06	0.95	0.49

1.	The Average Lipper Money Market Fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Thomson Reuters, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.
2.	The Morningstar Prime Money Market Category Average is representative of funds that invest in short-term money market securities in order to provide a level of current income that is consistent with the preservation of capital. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Money Market Fund

Cost in Dollars of a $1,000 Investment in MainStay Money Market Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,000.00	$0.64	$1,024.15	$0.65	0.13%
Investor Class Shares	$1,000.00	$1,000.00	$0.79	$1,024.00	$0.80	0.16%
Class B Shares	$1,000.00	$1,000.00	$0.84	$1,023.95	$0.85	0.17%
Class C Shares	$1,000.00	$1,000.00	$0.84	$1,023.95	$0.85	0.17%
SIMPLE Class Shares	$1,000.00	$1,000.10	$0.79	$1,024.00	$0.80	0.16%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2021 (Unaudited)
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

8	MainStay Money Market Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by NYL Investors LLC, the Fund’s Subadvisor.
How did MainStay Money Market Fund perform relative to its benchmark and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class A shares of MainStay Money Market Fund provided a 7-day effective yield of 0.01% and a 7-day current yield of 0.01%. For the six months ended April 30, 2021, Class A shares returned 0.00%, matching the 0.00% return of the Average Lipper Money Market Fund and the 0.00% return of the Morningstar Prime Money Market Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund’s relative performance during the reporting period was in line with the Average Lipper Money Market Fund and the Morningstar Prime Money Market Category Average. With lower supply of commercial paper, prime funds were forced to hold larger allocations of Treasuries and other government assets. Demand ultimately overwhelmed supply here as well, making it difficult to distinguish the Fund on a relative basis.
During the reporting period, were there any liquidity events that materially impacted the Fund’s performance?
While many money market funds experienced significant runs on cash during the initial portion of the COVID-19 upheaval, the Fund itself remained largely insulated from these events. In fact, the Fund experienced a consistent level of cash inflows during most of the crisis.
What was the Fund’s duration2 strategy during the reporting period?
The Fund increased its duration from 15 days to 37 days over the reporting period. Suffering from lower commercial paper issuance, and tighter spreads3 over Treasury bills, this extension helped the Fund take advantage of term premium and helped mitigate some of the otherwise lost yield.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Commercial paper and certificates of deposit provided the strongest positive contributions to the Fund’s performance relative to the Average Lipper Money Market Fund. (Contributions take weightings and total returns into account.) Over the same period, U.S. Treasury bills and agency discount notes were the Fund’s weakest relative performers.
What were some of the Fund’s largest purchases and sales during the reporting period?
From a return standpoint, the most significant purchases came in the form of longer-dated, fixed and floating commercial paper and certificates of deposit.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, the Fund’s sector weightings remained relatively unchanged. Minor changes included a small shift from Treasury bills to certificates of deposit and a modest shift from agencies to commercial paper.

1.	See page 5 for other share class returns, which may be higher or lower than Class A share returns. See page 6 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments April 30, 2021† (Unaudited)
	Principal Amount	Value
Short-Term Investments 100.0%
Certificates Of Deposit 9.3%
Bank of Montreal
0.17%, due 8/13/21	$ 17,000,000	$ 17,000,000
Nordea Bank Abp
0.276% (3 Month LIBOR + 0.10%), due 6/7/21 (a)	20,000,000	20,000,000
Royal Bank of Canada
0.309% (3 Month LIBOR + 0.12%), due 6/16/21 (a)	5,000,000	5,000,000
Total Certificates Of Deposit (Cost $42,000,000)		42,000,000
Commercial Paper 52.2%
ANZ New Zealand Int'l Ltd.
0.17%, due 7/7/21	15,000,000	14,995,254
0.17%, due 8/2/21	5,000,000	4,997,804
BASF SE
0.17%, due 6/7/21	10,000,000	9,998,253
0.19%, due 6/21/21 (b)	10,000,000	9,997,308
CDP Financial, Inc. (b)
0.08%, due 5/6/21	3,000,000	2,999,967
0.14%, due 8/18/21	17,000,000	16,992,794
Exxon Mobil Corp.
0.10%, due 5/3/21	4,900,000	4,899,973
National Australia Bank Ltd.
0.259% (3 Month LIBOR + 0.06%), due 11/5/21 (a)	18,000,000	18,000,000
National Bank of Canada
0.15%, due 5/3/21	5,000,000	4,999,958
0.17%, due 8/2/21	15,000,000	14,993,413
National Rural Utilities Cooperative Finance Corp.
0.15%, due 5/5/21	18,000,000	17,999,700
0.15%, due 5/24/21	2,000,000	1,999,808
Ontario Teachers' Finance Trust
0.11%, due 5/19/21 (b)	18,000,000	17,999,010
PSP Capital, Inc.
0.11%, due 6/1/21 (b)	7,000,000	6,999,337
Royal Bank of Canada
0.13%, due 8/23/21	14,000,000	13,994,237
Toronto-Dominion Bank (The)
0.297% (3 Month LIBOR + 0.11%), due 6/10/21 (a)(b)	20,000,000	20,000,000
Total Capital Canada Ltd.
0.18%, due 7/26/21 (b)	3,000,000	2,998,710
0.16%, due 8/18/21	17,000,000	16,991,764
UnitedHealth Group, Inc.
0.15%, due 6/1/21	10,305,000	10,303,669
	Principal Amount	Value

Commercial Paper (continued)
UnitedHealth Group, Inc. (continued)
0.14%, due 6/2/21	$ 7,000,000	$ 6,999,129
Westpac Banking Corp.
0.277% (3 Month LIBOR + 0.09%), due 5/28/21 (a)(b)	15,000,000	15,000,072
Total Commercial Paper (Cost $234,160,160)		234,160,160
Repurchase Agreements 12.2%
RBC Capital Markets LLC 0.01%, dated 4/30/21 due 5/3/21 Proceeds at Maturity $39,766,033 (Collateralized by United States Treasury securities with rates between 0.13% and 4.63% and maturity dates between 10/31/22 and 02/15/40, with a Principal Amount of $34,027,700 and a Market Value of $40,561,448)	39,766,000	39,766,000
TD Securities (U.S.A.) LLC 0.01%, dated 4/30/21 due 5/3/21 Proceeds at Maturity $15,000,013 (Collateralized by United States Treasury securities with rate of 4.75% and maturity dates 02/15/41, with a Principal Amount of $10,637,700 and a Market Value of $15,300,076)	15,000,000	15,000,000
Total Repurchase Agreements (Cost $54,766,000)		54,766,000
U.S. Treasury Debt 26.3% (c)
U.S. Treasury Bills
0.009%, due 5/20/21	6,000,000	5,999,972

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay Money Market Fund

	Principal Amount	Value
Short-Term Investments (continued)
U.S. Treasury Debt (continued) (c)
U.S. Treasury Bills (continued)
0.015%, due 5/13/21	$ 101,000,000	$ 100,999,504
0.015%, due 5/18/21	11,000,000	10,999,922
Total U.S. Treasury Debt (Cost $117,999,398)		117,999,398
Total Short-Term Investments (Cost $448,925,558)	100.0%	448,925,558
Other Assets, Less Liabilities	(0.0)‡	(68,504)
Net Assets	100.0%	$ 448,857,054

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Floating rate—Rate shown was the rate in effect as of April 30, 2021.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Interest rate shown represents yield to maturity.

Abbreviation(s):
LIBOR—London Interbank Offered Rate
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
Certificates Of Deposit	$ —	$ 42,000,000	$ —	$ 42,000,000
Commercial Paper	—	234,160,160	—	234,160,160
Repurchase Agreements	—	54,766,000	—	54,766,000
U.S. Treasury Debt	—	117,999,398	—	117,999,398
Total Investments in Securities	$ —	$ 448,925,558	$ —	$ 448,925,558

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in securities, at value (amortized cost $394,159,558)	$394,159,558
Repurchase agreements, at value (amortized cost $54,766,000)	54,766,000
Receivables:
Interest	42,871
Fund shares sold	2,999
Other assets	253,436
Total assets	449,224,864
Liabilities
Due to custodian	482
Payables:
Manager (See Note 3)	146,188
Transfer agent (See Note 3)	83,090
Fund shares redeemed	54,608
Professional fees	40,014
Shareholder communication	25,859
Custodian	15,902
Dividends payable	1,667
Total liabilities	367,810
Net assets	$448,857,054
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 448,862
Additional paid-in-capital	448,365,426
448,814,288
Total distributable earnings (loss)	42,766
Net assets	$448,857,054
Class A
Net assets applicable to outstanding shares	$375,114,541
Shares of beneficial interest outstanding	375,107,367
Net asset value and offering price per share outstanding	$ 1.00
Investor Class
Net assets applicable to outstanding shares	$ 26,014,221
Shares of beneficial interest outstanding	26,023,624
Net asset value and offering price per share outstanding	$ 1.00
Class B
Net assets applicable to outstanding shares	$ 27,356,713
Shares of beneficial interest outstanding	27,359,819
Net asset value and offering price per share outstanding	$ 1.00
Class C
Net assets applicable to outstanding shares	$ 20,346,577
Shares of beneficial interest outstanding	20,346,151
Net asset value and offering price per share outstanding	$ 1.00
SIMPLE Class
Net assets applicable to outstanding shares	$ 25,002
Shares of beneficial interest outstanding	25,002
Net asset value and offering price per share outstanding	$ 1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Money Market Fund

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 342,412
Expenses
Manager (See Note 3)	951,442
Transfer agent (See Note 3)	284,907
Registration	69,193
Professional fees	41,062
Custodian	21,179
Shareholder communication	19,707
Trustees	5,120
Insurance	2,369
Miscellaneous	5,912
Total expenses before waiver/reimbursement	1,400,891
Expense waiver/reimbursement from Manager (See Note 3)	(1,082,311)
Net expenses	318,580
Net investment income (loss)	23,832
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	1,639
Net increase (decrease) in net assets resulting from operations	$ 25,471
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 23,832	$ 1,571,395
Net realized gain (loss)	1,639	39,794
Net increase (decrease) in net assets resulting from operations	25,471	1,611,189
Distributions to shareholders:
Class A	(19,868)	(1,296,502)
Investor Class	(1,336)	(95,085)
Class B	(1,433)	(108,934)
Class C	(1,151)	(70,584)
SIMPLE Class	(2)	(1)
Total distributions to shareholders	(23,790)	(1,571,106)
Capital share transactions:
Net proceeds from sales of shares	202,559,438	684,343,367
Net asset value of shares issued to shareholder in reinvestment of distributions	21,390	1,524,810
Cost of shares redeemed	(255,603,847)	(555,872,249)
Increase (decrease) in net assets derived from capital share transactions	(53,023,019)	129,995,928
Net increase (decrease) in net assets	(53,021,338)	130,036,011
Net Assets
Beginning of period	501,878,392	371,842,381
End of period	$ 448,857,054	$ 501,878,392
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Money Market Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss) (a)	0.00‡	0.00‡	0.02	0.01	0.00‡	0.00‡
Net realized and unrealized gain (loss) on investments	0.00‡	0.00‡	0.00‡	(0.00)‡	0.00‡	0.00‡
Total from investment operations	0.00‡	0.00‡	0.02	0.01	0.00‡	0.00‡
Less distributions:
From net investment income	(0.00)‡	(0.00)‡	(0.02)	(0.01)	(0.00)‡	(0.00)‡
Net asset value at end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (b)	0.00%	0.45%	1.84%	1.21%	0.35%	0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.02%††	0.37%	1.82%	1.20%	0.32%	0.02%
Net expenses	0.13%††	0.39%	0.56%	0.57%	0.59%	0.43%
Expenses (before waiver/reimbursement)	0.53%††	0.55%	0.56%	0.57%	0.60%	0.64%
Net assets at end of period (in 000’s)	$ 375,115	$ 415,041	$ 290,421	$ 235,855	$ 227,572	$ 226,181

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss) (a)	(0.00)‡	0.00‡	0.02	0.01	0.00‡	0.00‡
Net realized and unrealized gain (loss) on investments	0.00‡	0.00‡	0.00‡	(0.00)‡	0.00‡	0.00‡
Total from investment operations	0.00‡	0.00‡	0.02	0.01	0.00‡	0.00‡
Less distributions:
From net investment income	(0.00)‡	(0.00)‡	(0.02)	(0.01)	(0.00)‡	(0.00)‡
Net asset value at end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (b)	0.00%	0.35%	1.59%	0.98%	0.20%	0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.02)%††	0.33%	1.58%	0.97%	0.18%	0.02%
Net expenses	0.16%††	0.51%	0.80%	0.80%	0.73%	0.43%
Expenses (before waiver/reimbursement)	0.88%††	0.91%	0.88%	0.84%	0.79%	0.83%
Net assets at end of period (in 000’s)	$ 26,014	$ 28,427	$ 28,133	$ 26,548	$ 27,087	$ 58,658

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class B		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss) (a)	(0.00)‡	0.00‡	0.02	0.01	0.00‡	0.00‡
Net realized and unrealized gain (loss) on investments	0.00‡	0.00‡	0.00‡	(0.00)‡	0.00‡	0.00‡
Total from investment operations	0.00‡	0.00‡	0.02	0.01	0.00‡	0.00‡
Less distributions:
From net investment income	(0.00)‡	(0.00)‡	(0.02)	(0.01)	(0.00)‡	(0.00)‡
Net asset value at end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (b)	0.00%	0.35%	1.59%	0.98%	0.20%	0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.02)%††	0.35%	1.59%	0.96%	0.17%	0.02%
Net expenses	0.17%††	0.52%	0.80%	0.80%	0.73%	0.43%
Expenses (before waiver/reimbursement)	0.88%††	0.90%	0.88%	0.84%	0.79%	0.83%
Net assets at end of period (in 000’s)	$ 27,357	$ 30,215	$ 32,981	$ 37,284	$ 43,351	$ 53,341

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss) (a)	(0.00)‡	0.00‡	0.02	0.01	0.00‡	0.00‡
Net realized and unrealized gain (loss) on investments	0.00‡	0.00‡	0.00‡	(0.00)‡	0.00‡	0.00‡
Total from investment operations	0.00‡	0.00‡	0.02	0.01	0.00‡	0.00‡
Less distributions:
From net investment income	(0.00)‡	(0.00)‡	(0.02)	(0.01)	(0.00)‡	(0.00)‡
Net asset value at end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (b)	0.00%	0.35%	1.60%	0.98%	0.20%	0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.02)%††	0.27%	1.59%	0.94%	0.17%	0.02%
Net expenses	0.17%††	0.50%	0.80%	0.80%	0.73%	0.43%
Expenses (before waiver/reimbursement)	0.88%††	0.90%	0.88%	0.84%	0.79%	0.83%
Net assets at end of period (in 000’s)	$ 20,347	$ 28,171	$ 20,308	$ 22,983	$ 30,831	$ 41,311

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Money Market Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	August 31, 2020 through October 31,
SIMPLE Class		2020
Net asset value at beginning of period	$ 1.00	$ 1.00
Net investment income (loss) (a)	(0.00)‡	(0.00)‡
Net realized and unrealized gain (loss) on investments	0.00‡	0.00‡
Total from investment operations	0.00‡	0.00‡
Less distributions:
From net investment income	(0.00)‡	(0.00)‡
Net asset value at end of period	$ 1.00	$ 1.00
Total investment return (b)	0.01%	0.00%‡‡
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.02)%††	(0.02)%††
Net expenses	0.16%††	0.19%††
Expenses (before waiver/reimbursement)	0.87%††	0.95%††
Net assets at end of period (in 000’s)	$ 25	$ 25

*	Unaudited.
‡‡	Less than one-tenth percent.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay Money Market Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	May 1, 1986
Class C	September 1, 1998
SIMPLE Class	August 31, 2020
Class R6	N/A *

*	Class R6 shares were registered for sale effective as of February 28, 2020 but have not yet commenced operations.
Class A, Class I, Investor Class and SIMPLE Class shares are offered at net asset value (“NAV”) without an initial sales charge. Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions.
The Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Valuation of Shares. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share by using the amortized cost method of valuation, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
(B) Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

18

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2021, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021, were fair valued in such a manner.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(C) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The
19

Notes to Financial Statements (Unaudited) (continued)
Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Fund from the Underlying Funds, are recorded on the dividend date.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.
Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund's custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. Repurchase agreements as of April 30, 2021, are shown in the Portfolio of Investments.
(I) Debt Securities Risk.  The Fund’s investments may include securities such as variable rate notes, floaters and mortgage-related and asset-backed securities. If expectations about changes in interest rates or assessments of an issuer’s credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund.
The Fund may also invest in U.S. dollar-denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(J) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may

20

adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 with respect to certain LIBOR tenors or mid-2023 for the remaining LIBOR tenors.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.40% up to $500 million; 0.35% from $500 million to $1 billion; and 0.30% in excess of $1 billion. During the six-month period ended April 30, 2021, the effective management fee rate was 0.40% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.70%; Investor Class, 0.80%; Class B, 0.80%; Class C, 0.80% and SIMPLE Class, 0.80%. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments may voluntarily waive or reimburse expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund’s during periods when expenses have a significant impact on the yield of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $951,442 and paid the Subadvisor in the amount of $460,258. Additionally, New York Life Investments reimbursed expenses in the amount of $1,082,311, without which the Fund’s total returns would have been lower.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company ("State Street").
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
21

Notes to Financial Statements (Unaudited) (continued)
(B) Sales Charges.  Although the Fund does not assess a CDSC upon redemption of Class B or Class C shares of the Fund, the applicable CDSC will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another fund within the MainStay Group of Funds. The Fund was advised that the Distributor received from shareholders the proceeds from CDSCs of Class A, Class B and Class C during the six-month period ended April 30, 2021, of $102,947, $17,865 and $5,896, respectively.
(C) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$125,494	$—
Investor Class	54,302	—
Class B	58,256	—
Class C	46,804	—
SIMPLE Class	51	—
(D) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(E) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$25,002	100.0%
Note 4-Federal Income Tax
The amortized cost also represents the aggregate cost for federal income tax purposes.
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$1,571,106
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $2,574 for the period November 1, 2020 through November 22, 2020.
Note 6–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 7–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:

22

Class A (at $1 per share)	Shares
Six-month period ended April 30, 2021:
Shares sold	185,058,557
Shares issued to shareholders in reinvestment of distributions	4,448
Shares redeemed	(230,594,923)
Net increase (decrease) in shares outstanding before conversion	(45,531,918)
Shares converted into Class A (See Note 1)	5,629,879
Shares converted from Class A (See Note 1)	(28,670)
Net increase (decrease)	(39,930,709)
Year ended October 31, 2020 :
Shares sold	601,124,007
Shares issued to shareholders in reinvestment of distributions	1,257,799
Shares redeemed	(492,493,653)
Net increase (decrease) in shares outstanding before conversion	109,888,153
Shares converted into Class A (See Note 1)	15,683,919
Shares converted from Class A (See Note 1)	(983,961)
Net increase (decrease)	124,588,111

Investor Class (at $1 per share)	Shares
Six-month period ended April 30, 2021:
Shares sold	10,887,096
Shares issued to shareholders in reinvestment of distributions	348
Shares redeemed	(8,455,704)
Net increase (decrease) in shares outstanding before conversion	2,431,740
Shares converted into Investor Class (See Note 1)	141,332
Shares converted from Investor Class (See Note 1)	(4,985,904)
Net increase (decrease)	(2,412,832)
Year ended October 31, 2020 :
Shares sold	38,675,933
Shares issued to shareholders in reinvestment of distributions	90,306
Shares redeemed	(23,968,779)
Net increase (decrease) in shares outstanding before conversion	14,797,460
Shares converted into Investor Class (See Note 1)	1,036,162
Shares converted from Investor Class (See Note 1)	(15,542,396)
Net increase (decrease)	291,226

Class B (at $1 per share)	Shares
Six-month period ended April 30, 2021:
Shares sold	1,149,241
Shares issued to shareholders in reinvestment of distributions	910
Shares redeemed	(3,971,043)
Net increase (decrease) in shares outstanding before conversion	(2,820,892)
Shares converted from Class B (See Note 1)	(37,610)
Net increase (decrease)	(2,858,502)
Year ended October 31, 2020 :
Shares sold	6,683,934
Shares issued to shareholders in reinvestment of distributions	107,207
Shares redeemed	(9,441,545)
Net increase (decrease) in shares outstanding before conversion	(2,650,404)
Shares converted from Class B (See Note 1)	(117,832)
Net increase (decrease)	(2,768,236)

Class C (at $1 per share)	Shares
Six-month period ended April 30, 2021:
Shares sold	5,464,539
Shares issued to shareholders in reinvestment of distributions	849
Shares redeemed	(12,578,066)
Net increase (decrease) in shares outstanding before conversion	(7,112,678)
Shares converted from Class C (See Note 1)	(711,528)
Net increase (decrease)	(7,824,206)
Year ended October 31, 2020 :
Shares sold	37,834,493
Shares issued to shareholders in reinvestment of distributions	69,497
Shares redeemed	(29,968,272)
Net increase (decrease) in shares outstanding before conversion	7,935,718
Shares converted from Class C (See Note 1)	(75,892)
Net increase (decrease)	7,859,826

SIMPLE Class (at $1 per share)	Shares
Six-month period ended April 30, 2021:
Shares issued to shareholders in reinvestment of distributions	1
Net increase (decrease)	1
Period ended October 31, 2020 (a):
Shares sold	25,000
Shares issued to shareholders in reinvestment of distributions	1
Net increase (decrease)	25,001

(a)	The inception date of the SIMPLE Class was August 31, 2020.
Note 8–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are
23

Notes to Financial Statements (Unaudited) (continued)
expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 9–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 10–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
24

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Money Market Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and NYL Investors personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent
Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each

25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Fund’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund.
In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds.
The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Fund and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors and New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and NYL Investors to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and

26	MainStay Money Market Fund

the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to NYL Investors as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board noted that New York Life Investments had provided support to the Fund in the form of voluntary waivers and/or reimbursements of fees and expenses in order to maintain a positive yield. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Fund.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

28	MainStay Money Market Fund

Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
29

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file a Form N-MFP every month disclosing its portfolio holdings. The Fund's Form N-MFP is available free of charge upon request by calling New York Life Investments at 800-624-6782.
30

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1737111MS071-21	MSMM10-06/21
(NYLIM) NL214

MainStay Winslow Large Cap Growth Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date	Six Months	One Year or Since Inception	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	7/1/1995	16.51%	41.24%	21.47%	15.02%	0.97%
		Excluding sales charges		23.29	49.46	22.85	15.67	0.97
Investor Class Shares[2]	Maximum 5% Initial Sales Charge	With sales charges	2/28/2008	17.09	40.92	21.35	14.93	1.10
		Excluding sales charges		23.26	49.12	22.74	15.58	1.10
Class B Shares[3]	Maximum 5% CDSC	With sales charges	4/1/2005	17.69	43.18	21.64	14.71	1.85
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		22.69	48.18	21.82	14.71	1.85
Class C Shares	Maximum 1% CDSC	With sales charges	4/1/2005	21.74	47.11	21.83	14.72	1.85
	if Redeemed Within One Year of Purchase	Excluding sales charges		22.74	48.11	21.83	14.72	1.85
Class I Shares	No Sales Charge		4/1/2005	23.47	49.83	23.18	15.95	0.72
Class R1 Shares	No Sales Charge		4/1/2005	23.39	49.66	23.05	15.84	0.82
Class R2 Shares	No Sales Charge		4/1/2005	23.30	49.41	22.74	15.56	1.07
Class R3 Shares	No Sales Charge		4/28/2006	23.06	48.93	22.44	15.27	1.32
Class R6 Shares	No Sales Charge		6/17/2013	23.50	49.88	23.29	18.63	0.64
SIMPLE Class Shares	No Sales Charge		8/31/2020	23.06	12.67	N/A	N/A	1.35

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Growth Index[1]	24.31%	51.41%	22.88%	17.02%
S&P 500® Index[2]	28.85	45.98	17.42	14.17
Morningstar Large Growth Category Average[3]	25.34	51.64	20.63	14.64

1.	The Russell 1000® Growth Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these portfolios focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Winslow Large Cap Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Winslow Large Cap Growth Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,232.90	$ 5.20	$1,020.13	$4.71	0.94%
Investor Class Shares	$1,000.00	$1,232.60	$ 5.98	$1,019.44	$5.41	1.08%
Class B Shares	$1,000.00	$1,226.90	$10.10	$1,015.72	$9.15	1.83%
Class C Shares	$1,000.00	$1,227.40	$10.11	$1,015.72	$9.15	1.83%
Class I Shares	$1,000.00	$1,234.70	$ 3.82	$1,021.37	$3.46	0.69%
Class R1 Shares	$1,000.00	$1,233.90	$ 4.38	$1,020.88	$3.96	0.79%
Class R2 Shares	$1,000.00	$1,233.00	$ 5.76	$1,019.64	$5.21	1.04%
Class R3 Shares	$1,000.00	$1,230.60	$ 7.13	$1,018.40	$6.46	1.29%
Class R6 Shares	$1,000.00	$1,235.00	$ 3.44	$1,021.72	$3.11	0.62%
SIMPLE Class Shares	$1,000.00	$1,230.60	$ 7.36	$1,018.20	$6.66	1.33%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2021 (Unaudited)
Software	20.2%
IT Services	14.4
Interactive Media & Services	12.8
Internet & Direct Marketing Retail	9.0
Technology Hardware, Storage & Peripherals	5.7
Semiconductors & Semiconductor Equipment	4.6
Hotels, Restaurants & Leisure	4.0
Textiles, Apparel & Luxury Goods	3.9
Life Sciences Tools & Services	3.8
Health Care Equipment & Supplies	3.5
Capital Markets	2.8
Pharmaceuticals	1.7
Health Care Providers & Services	1.6
Road & Rail	1.5
Personal Products	1.4
Electronic Equipment, Instruments & Components	1.3%
Chemicals	1.2
Containers & Packaging	1.2
Commercial Services & Supplies	1.1
Health Care Technology	1.1
Air Freight & Logistics	1.0
Professional Services	0.8
Entertainment	0.7
Specialty Retail	0.3
Real Estate Management & Development	0.1
Short–Term Investments	0.4
Other Assets, Less Liabilities	–0.1
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Amazon.com, Inc.
3.	Alphabet, Inc.
4.	Apple, Inc.
5.	Visa, Inc., Class A
6.	Mastercard, Inc., Class A
7.	Adobe, Inc.
8.	Facebook, Inc., Class A
9.	NVIDIA Corp.
10.	NIKE, Inc., Class B

8	MainStay Winslow Large Cap Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Fund’s Subadvisor.
How did MainStay Winslow Large Cap Growth Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay Winslow Large Cap Growth Fund returned 23.47%, underperforming the 24.31% return of the Fund’s primary benchmark, the Russell 1000® Growth Index. Over the same period, Class I shares also underperformed the 28.85% return of the S&P 500® Index, which is the Fund’s secondary benchmark, and the 25.34% return of the Morningstar Large Growth Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, the market experienced solid absolute returns led by stocks exhibiting low quality, low growth and low valuation characteristics. This represented a dramatic shift from the market’s performance over recent quarters and years, when gains were led by stocks with high quality, high growth and high valuation characteristics. While the Fund delivered strong positive absolute returns, performance lagged the Russell 1000® Growth Index in the face of the market’s high volatility and dramatic style reversal. Underperformance relative to the benchmark was primarily driven by security selection, while sector allocation proved modestly accretive to relative returns. Five of eleven sectors positively contributed to the Fund’s relative performance.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
The consumer staples and health care sectors made the strongest positive contributions to the Fund’s performance relative to the Russell 1000® Growth Index during the reporting period. (Contributions take weightings and total returns into account.) The consumer discretionary and real estate sectors detracted most from relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The three stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period were technology and internet holding company Alphabet, the world’s largest software company Microsoft and multinational technology company Apple. Both Alphabet and Microsoft continue to benefit from the global movement toward cloud-based solutions. Apple shares rose as iPhone sales accelerated with the introduction of a new 5G-based iPhone product line amid strong levels of consumer spending. As of April 30, 2021, all three stocks remain in the portfolio.
The three most significant detractors from the Fund’s absolute performance during the reporting period included software solutions provider Splunk, pinboard-style photo-sharing social media company Pinterest and cryptocurrency exchange, wallet and technology platform provider Coinbase Global. Splunk reported weak quarterly results shortly after an upbeat analyst day, leading to a loss of conviction in the company’s management team. Pinterest lagged the broader market, but in our opinion remained well-positioned to profit from the ongoing shift to digital advertising and the monetization of their 450-million-member user base. Coinbase Global lost ground after its direct listing on April 14, 2021, but was still the leading platform to buy and sell Bitcoin as well as approximately 90 other cryptocurrency assets across 15 different blockchains. It is the only vertically integrated cryptocurrency exchange from user interface to trade execution, clearing and custody. As of April 30, 2021, Pinterest and Coinbase Global remain in the portfolio while Splunk was sold during the reporting period.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund’s largest purchases included shares in ServiceNow, an enterprise cloud computing solutions company, and Uber Technologies, a leading technology platform for the mobility of people and things. ServiceNow is a leader in the rapidly growing workflow automation and information technology (“IT”) operations management software market. The company is broadening its services beyond its legacy stronghold of IT service management. Uber Technologies is a ride-sharing leader that has benefited from exceptional growth in Uber Eats during the pandemic. We believe the company is poised for strong post-pandemic growth in its core business.
The Fund’s largest sales during the same period were holdings in customer relationship management industry leader salesforce.com, and fully electric vehicle, energy generation and storage systems provider Tesla. We believe the acquisition of Slack Technologies by salesforce.com may be dilutive near-term to the company’s operating margins, leading us to materially decrease the Fund’s position in the company. The Fund sold its Tesla position due to a lack of near-term catalysts, limited upside to our price target and valuation.
How did the Fund’s sector weightings change during the reporting period?
The reporting period saw only modest changes to the Fund’s sector weightings consistent with our bottom-up investment discipline and our research edge in microeconomic analysis. The largest sector-weighting increase occurred in the industrials sector, along with a slight increase in the communication services sector. Conversely, the Fund’s most significant sector-weighting decreases occurred in the real estate and consumer staples sectors.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, the Fund’s exposure to growth investing placed the greatest emphasis on dynamic growth, followed by consistent growth and, lastly, cyclical growth. From a sector perspective, the Fund’s largest overweight exposure relative to the

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

Russell 1000® Growth Index was in the information technology sector, while its most significantly underweight exposure was in the consumer staples sector.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay Winslow Large Cap Growth Fund

Portfolio of Investments April 30, 2021† (Unaudited)
	Shares	Value
Common Stocks 99.7%
Air Freight & Logistics 1.0%
United Parcel Service, Inc., Class B	817,500	$ 166,655,550
Capital Markets 2.8%
Coinbase Global, Inc., Class A (a)	358,000	106,555,120
Moody's Corp.	738,650	241,324,342
MSCI, Inc.	209,300	101,671,661
		449,551,123
Chemicals 1.2%
Linde plc	654,330	187,033,687
Commercial Services & Supplies 1.1%
Cintas Corp.	510,150	176,073,171
Containers & Packaging 1.2%
Ball Corp.	1,980,300	185,435,292
Electronic Equipment, Instruments & Components 1.3%
TE Connectivity Ltd.	1,489,300	200,266,171
Entertainment 0.7%
Netflix, Inc. (a)	217,200	111,525,684
Health Care Equipment & Supplies 3.5%
Align Technology, Inc. (a)	418,400	249,169,752
Edwards Lifesciences Corp. (a)	1,885,400	180,093,408
Insulet Corp. (a)	449,100	132,583,302
		561,846,462
Health Care Providers & Services 1.6%
UnitedHealth Group, Inc.	655,000	261,214,000
Health Care Technology 1.1%
Veeva Systems, Inc., Class A (a)	617,550	174,426,998
Hotels, Restaurants & Leisure 4.0%
Chipotle Mexican Grill, Inc. (a)	125,900	187,846,577
Hilton Worldwide Holdings, Inc. (a)	1,684,200	216,756,540
Starbucks Corp.	2,025,500	231,899,495
		636,502,612
Interactive Media & Services 12.8%
Alphabet, Inc. (a)
Class A	241,090	567,405,315
Class C	243,241	586,239,999
	Shares	Value

Interactive Media & Services (continued)

Bumble, Inc., Class A (a)	1,504,400	$ 90,625,056
Facebook, Inc., Class A (a)	1,503,680	488,816,294
Pinterest, Inc., Class A (a)	1,807,300	119,950,501
Snap, Inc., Class A (a)	2,849,100	176,131,362
		2,029,168,527
Internet & Direct Marketing Retail 9.0%
Alibaba Group Holding Ltd., Sponsored ADR (a)	330,300	76,282,785
Amazon.com, Inc. (a)	388,690	1,347,751,480
		1,424,034,265
IT Services 14.4%
Mastercard, Inc., Class A	1,477,700	564,570,062
PayPal Holdings, Inc. (a)	1,510,980	396,314,944
Snowflake, Inc., Class A (a)	626,200	145,021,658
Square, Inc., Class A (a)	900,300	220,411,446
Visa, Inc., Class A	3,087,700	721,163,212
Wix.com Ltd. (a)	736,500	234,118,620
		2,281,599,942
Life Sciences Tools & Services 3.8%
Agilent Technologies, Inc.	1,762,400	235,527,136
Bio-Techne Corp.	200,800	85,839,992
IQVIA Holdings, Inc. (a)	1,195,800	280,642,302
		602,009,430
Personal Products 1.4%
Estee Lauder Cos., Inc. (The), Class A	707,900	222,139,020
Pharmaceuticals 1.7%
Zoetis, Inc.	1,529,640	264,673,609
Professional Services 0.8%
CoStar Group, Inc. (a)	147,100	125,686,653
Real Estate Management & Development 0.1%
Compass, Inc., Class A (a)(b)	482,100	9,169,542
Road & Rail 1.5%
Uber Technologies, Inc. (a)	4,330,600	237,186,962
Semiconductors & Semiconductor Equipment 4.6%
ASML Holding NV (Registered)	447,170	289,810,877
NVIDIA Corp.	732,000	439,478,160
		729,289,037

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Software 20.2%
Adobe, Inc. (a)	988,710	$ 502,600,841
Atlassian Corp. plc, Class A (a)	903,350	214,599,826
DocuSign, Inc. (a)	804,400	179,332,936
Intuit, Inc.	634,810	261,643,290
Microsoft Corp.	5,402,730	1,362,460,451
PTC, Inc. (a)	1,018,400	133,349,296
salesforce.com, Inc. (a)	642,090	147,886,169
ServiceNow, Inc. (a)	475,600	240,829,572
Workday, Inc., Class A (a)	656,970	162,271,590
		3,204,973,971
Specialty Retail 0.3%
Carvana Co. (a)	194,600	55,511,596
Technology Hardware, Storage & Peripherals 5.7%
Apple, Inc.	6,882,900	904,826,034
Textiles, Apparel & Luxury Goods 3.9%
Lululemon Athletica, Inc. (a)	634,500	212,728,815
NIKE, Inc., Class B	3,032,040	402,109,145
		614,837,960
Total Common Stocks (Cost $7,297,542,646)		15,815,637,298
Short-Term Investments 0.4%
Affiliated Investment Company 0.3%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	51,116,626	51,116,626
	Shares	Value

Unaffiliated Investment Company 0.1%
BlackRock Liquidity FedFund, 0.05% (c)(d)	4,028,409	$ 4,028,409
Total Short-Term Investments (Cost $55,145,035)		55,145,035
Total Investments (Cost $7,352,687,681)	100.1%	15,870,782,333
Other Assets, Less Liabilities	(0.1)	(10,278,867)
Net Assets	100.0%	$ 15,860,503,466

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of April 30, 2021, the aggregate market value of securities on loan was $9,043,401; the total market value of collateral held by the Fund was $9,155,061. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $5,126,652. The Fund received cash collateral with a value of $4,028,409. (See Note 2(H))
(c)	Current yield as of April 30, 2021.
(d)	Represents a security purchased with cash collateral received for securities on loan.

Abbreviation(s):
ADR—American Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Winslow Large Cap Growth Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 15,815,637,298	$ —	$ —	$ 15,815,637,298
Short-Term Investments
Affiliated Investment Company	51,116,626	—	—	51,116,626
Unaffiliated Investment Company	4,028,409	—	—	4,028,409
Total Short-Term Investments	55,145,035	—	—	55,145,035
Total Investments in Securities	$ 15,870,782,333	$ —	$ —	$ 15,870,782,333

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $7,301,571,055) including securities on loan of $9,043,401	$15,819,665,707
Investment in affiliated investment companies, at value (identified cost $51,116,626)	51,116,626
Receivables:
Investment securities sold	58,035,283
Fund shares sold	12,643,913
Dividends and interest	1,034,927
Securities lending	61,396
Other assets	256,641
Total assets	15,942,814,493
Liabilities
Cash collateral received for securities on loan	4,028,409
Payables:
Investment securities purchased	56,098,082
Fund shares redeemed	11,932,291
Manager (See Note 3)	7,678,529
Transfer agent (See Note 3)	1,529,782
NYLIFE Distributors (See Note 3)	618,439
Professional fees	211,119
Shareholder communication	152,611
Custodian	34,070
Accrued expenses	27,695
Total liabilities	82,311,027
Net assets	$15,860,503,466
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 11,191,335
Additional paid-in-capital	5,469,117,972
5,480,309,307
Total distributable earnings (loss)	10,380,194,159
Net assets	$15,860,503,466
Class A
Net assets applicable to outstanding shares	$1,686,128,717
Shares of beneficial interest outstanding	130,274,224
Net asset value per share outstanding	$ 12.94
Maximum sales charge (5.50% of offering price)	0.75
Maximum offering price per share outstanding	$ 13.69
Investor Class
Net assets applicable to outstanding shares	$ 112,478,781
Shares of beneficial interest outstanding	8,895,416
Net asset value per share outstanding	$ 12.64
Maximum sales charge (5.00% of offering price)	0.67
Maximum offering price per share outstanding	$ 13.31
Class B
Net assets applicable to outstanding shares	$ 20,984,341
Shares of beneficial interest outstanding	2,196,445
Net asset value and offering price per share outstanding	$ 9.55
Class C
Net assets applicable to outstanding shares	$ 84,952,213
Shares of beneficial interest outstanding	8,915,014
Net asset value and offering price per share outstanding	$ 9.53
Class I
Net assets applicable to outstanding shares	$7,996,315,348
Shares of beneficial interest outstanding	553,892,516
Net asset value and offering price per share outstanding	$ 14.44
Class R1
Net assets applicable to outstanding shares	$1,079,833,056
Shares of beneficial interest outstanding	77,692,350
Net asset value and offering price per share outstanding	$ 13.90
Class R2
Net assets applicable to outstanding shares	$ 178,096,691
Shares of beneficial interest outstanding	13,883,612
Net asset value and offering price per share outstanding	$ 12.83
Class R3
Net assets applicable to outstanding shares	$ 61,958,592
Shares of beneficial interest outstanding	5,241,649
Net asset value and offering price per share outstanding	$ 11.82
Class R6
Net assets applicable to outstanding shares	$4,639,697,977
Shares of beneficial interest outstanding	318,137,666
Net asset value and offering price per share outstanding	$ 14.58
SIMPLE Class
Net assets applicable to outstanding shares	$ 57,750
Shares of beneficial interest outstanding	4,575
Net asset value and offering price per share outstanding	$ 12.62

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Winslow Large Cap Growth Fund

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $99,583)	$ 30,696,600
Securities lending	112,957
Dividends-affiliated	4,911
Interest	4,176
Total income	30,818,644
Expenses
Manager (See Note 3)	45,512,337
Transfer agent (See Note 3)	4,214,861
Distribution/Service—Class A (See Note 3)	1,910,040
Distribution/Service—Investor Class (See Note 3)	139,464
Distribution/Service—Class B (See Note 3)	104,729
Distribution/Service—Class C (See Note 3)	492,432
Distribution/Service—Class R2 (See Note 3)	211,659
Distribution/Service—Class R3 (See Note 3)	152,584
Distribution/Service—SIMPLE Class (See Note 3)	77
Shareholder service (See Note 3)	622,917
Professional fees	425,910
Shareholder communication	207,336
Trustees	157,555
Registration	144,837
Custodian	50,367
Insurance	47,842
Miscellaneous	175,393
Total expenses before waiver/reimbursement	54,570,340
Expense waiver/reimbursement from Manager (See Note 3)	(754,250)
Net expenses	53,816,090
Net investment income (loss)	(22,997,446)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	1,890,968,874
Net change in unrealized appreciation (depreciation) on investments	1,245,738,878
Net realized and unrealized gain (loss)	3,136,707,752
Net increase (decrease) in net assets resulting from operations	$3,113,710,306
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (22,997,446)	$ (11,097,027)
Net realized gain (loss)	1,890,968,874	820,924,239
Net change in unrealized appreciation (depreciation)	1,245,738,878	2,446,952,380
Net increase (decrease) in net assets resulting from operations	3,113,710,306	3,256,779,592
Distributions to shareholders:
Class A	(77,962,860)	(111,361,863)
Investor Class	(6,618,823)	(12,020,268)
Class B	(1,541,249)	(2,904,982)
Class C	(7,351,319)	(18,187,627)
Class I	(355,187,506)	(608,819,185)
Class R1	(49,620,776)	(94,596,707)
Class R2	(8,981,664)	(17,824,571)
Class R3	(3,495,754)	(6,648,447)
Class R6	(207,330,897)	(315,525,286)
SIMPLE Class	(1,359)	—
Total distributions to shareholders	(718,092,207)	(1,187,888,936)
Capital share transactions:
Net proceeds from sales of shares	1,336,657,632	2,681,398,278
Net asset value of shares issued to shareholder in reinvestment of distributions	659,912,779	1,090,257,801
Cost of shares redeemed	(2,036,200,041)	(3,975,423,287)
Increase (decrease) in net assets derived from capital share transactions	(39,629,630)	(203,767,208)
Net increase (decrease) in net assets	2,355,988,469	1,865,123,448
Net Assets
Beginning of period	13,504,514,997	11,639,391,549
End of period	$15,860,503,466	$13,504,514,997
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Winslow Large Cap Growth Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 11.08	$ 9.59	$ 9.95	$ 10.41	$ 9.17	$ 10.68
Net investment income (loss) (a)	(0.03)	(0.03)	(0.02)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	2.53	2.58	1.48	1.12	2.31	(0.23)
Total from investment operations	2.50	2.55	1.46	1.10	2.30	(0.24)
Less distributions:
From net investment income	—	—	—	(0.00)‡	—	—
From net realized gain on investments	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)	(1.27)
Total distributions	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)	(1.27)
Net asset value at end of period	$ 12.94	$ 11.08	$ 9.59	$ 9.95	$ 10.41	$ 9.17
Total investment return (b)	23.29%	29.44%	17.05%	12.36%	28.54%	(2.44)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.55)%††	(0.31)%	(0.20)%	(0.21)%	(0.15)%	(0.13)%
Net expenses (c)	0.94%††	0.97%	0.99%	0.97%	1.00%	0.99%
Expenses (before waiver/reimbursement) (c)	0.95%††	0.97%	0.99%	0.98%	1.00%	1.00%
Portfolio turnover rate	34%	44%	54%	52%	61%	84%
Net assets at end of period (in 000’s)	$ 1,686,129	$ 1,341,381	$ 1,008,608	$ 1,092,962	$ 960,123	$ 882,021

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 10.84	$ 9.42	$ 9.81	$ 10.30	$ 9.09	$ 10.61
Net investment income (loss) (a)	(0.04)	(0.04)	(0.03)	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	2.48	2.52	1.46	1.10	2.29	(0.23)
Total from investment operations	2.44	2.48	1.43	1.07	2.27	(0.25)
Less distributions:
From net realized gain on investments	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)	(1.27)
Net asset value at end of period	$ 12.64	$ 10.84	$ 9.42	$ 9.81	$ 10.30	$ 9.09
Total investment return (b)	23.26%	29.19%	16.96%	12.19%	28.45%	(2.57)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.71)%††	(0.43)%	(0.31)%	(0.30)%	(0.19)%	(0.19)%
Net expenses (c)	1.08%††	1.10%	1.09%	1.06%	1.07%	1.05%
Expenses (before waiver/reimbursement) (c)	1.09%††	1.10%	1.10%	1.07%	1.07%	1.06%
Portfolio turnover rate	34%	44%	54%	52%	61%	84%
Net assets at end of period (in 000’s)	$ 112,479	$ 110,831	$ 109,236	$ 103,987	$ 108,078	$ 167,631

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class B		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 8.37	$ 7.55	$ 8.26	$ 8.98	$ 8.11	$ 9.67
Net investment income (loss) (a)	(0.06)	(0.09)	(0.08)	(0.09)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	1.88	1.97	1.19	0.93	2.01	(0.21)
Total from investment operations	1.82	1.88	1.11	0.84	1.93	(0.29)
Less distributions:
From net realized gain on investments	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)	(1.27)
Net asset value at end of period	$ 9.55	$ 8.37	$ 7.55	$ 8.26	$ 8.98	$ 8.11
Total investment return (b)	22.69%	28.37%	15.96%	11.28% (c)	27.61%	(3.32)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.34)%††	(1.17)%	(1.05)%	(1.04)%	(0.96)%	(0.94)%
Net expenses (d)	1.83%††	1.85%	1.84%	1.81%	1.82%	1.80%
Expenses (before waiver/reimbursement) (d)	1.84%††	1.85%	1.85%	1.82%	1.82%	1.81%
Portfolio turnover rate	34%	44%	54%	52%	61%	84%
Net assets at end of period (in 000’s)	$ 20,984	$ 20,172	$ 21,015	$ 25,685	$ 31,793	$ 36,549

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 8.35	$ 7.53	$ 8.25	$ 8.96	$ 8.10	$ 9.66
Net investment income (loss) (a)	(0.06)	(0.09)	(0.07)	(0.09)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	1.88	1.97	1.17	0.94	2.00	(0.21)
Total from investment operations	1.82	1.88	1.10	0.85	1.92	(0.29)
Less distributions:
From net realized gain on investments	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)	(1.27)
Net asset value at end of period	$ 9.53	$ 8.35	$ 7.53	$ 8.25	$ 8.96	$ 8.10
Total investment return (b)	22.74%	28.46%	15.97%	11.42%	27.51%	(3.31)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.39)%††	(1.17)%	(1.04)%	(1.05)%	(0.96)%	(0.94)%
Net expenses (c)	1.83%††	1.85%	1.84%	1.81%	1.82%	1.80%
Expenses (before waiver/reimbursement) (c)	1.84%††	1.85%	1.85%	1.82%	1.82%	1.81%
Portfolio turnover rate	34%	44%	54%	52%	61%	84%
Net assets at end of period (in 000’s)	$ 84,952	$ 95,761	$ 131,945	$ 197,231	$ 229,283	$ 306,409

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Winslow Large Cap Growth Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 12.28	$ 10.49	$ 10.69	$ 11.06	$ 9.65	$ 11.15
Net investment income (loss) (a)	(0.02)	(0.01)	0.00‡	0.00‡	0.01	0.01
Net realized and unrealized gain (loss) on investments	2.82	2.86	1.62	1.20	2.46	(0.24)
Total from investment operations	2.80	2.85	1.62	1.20	2.47	(0.23)
Less distributions:
From net investment income	—	—	—	(0.01)	—	—
From net realized gain on investments	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)	(1.27)
Total distributions	(0.64)	(1.06)	(1.82)	(1.57)	(1.06)	(1.27)
Net asset value at end of period	$ 14.44	$ 12.28	$ 10.49	$ 10.69	$ 11.06	$ 9.65
Total investment return (b)	23.47%	29.80%	17.29%	12.54% (c)	28.92%	(2.23)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.26)%††	(0.06)%	0.05%	0.04%	0.12%	0.12%
Net expenses (d)	0.69%††	0.72%	0.74%	0.72%	0.75%	0.74%
Expenses (before waiver/reimbursement) (d)	0.70%††	0.72%	0.74%	0.73%	0.75%	0.75%
Portfolio turnover rate	34%	44%	54%	52%	61%	84%
Net assets at end of period (in 000’s)	$ 7,996,315	$ 6,824,224	$ 6,080,320	$ 6,275,780	$ 6,752,754	$ 8,994,997

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,
Class R1		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 11.85	$ 10.17	$ 10.43	$ 10.83	$ 9.48	$ 10.99
Net investment income (loss) (a)	(0.02)	(0.02)	(0.00)‡	(0.01)	0.00‡	0.00‡
Net realized and unrealized gain (loss) on investments	2.71	2.76	1.56	1.17	2.41	(0.24)
Total from investment operations	2.69	2.74	1.56	1.16	2.41	(0.24)
Less distributions:
From net realized gain on investments	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)	(1.27)
Net asset value at end of period	$ 13.90	$ 11.85	$ 10.17	$ 10.43	$ 10.83	$ 9.48
Total investment return (b)	23.39%	29.64%	17.25%	12.46%	28.79%	(2.37)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.38)%††	(0.15)%	(0.04)%	(0.06)%	0.01%	0.02%
Net expenses (c)	0.79%††	0.82%	0.84%	0.82%	0.85%	0.84%
Expenses (before waiver/reimbursement) (c)	0.80%††	0.82%	0.84%	0.83%	0.85%	0.85%
Portfolio turnover rate	34%	44%	54%	52%	61%	84%
Net assets at end of period (in 000’s)	$ 1,079,833	$ 914,359	$ 919,236	$ 1,102,423	$ 1,596,638	$ 1,636,560

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class R2		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 10.99	$ 9.53	$ 9.90	$ 10.38	$ 9.15	$ 10.68
Net investment income (loss) (a)	(0.03)	(0.04)	(0.03)	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	2.51	2.56	1.48	1.11	2.31	(0.24)
Total from investment operations	2.48	2.52	1.45	1.08	2.29	(0.26)
Less distributions:
From net realized gain on investments	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)	(1.27)
Net asset value at end of period	$ 12.83	$ 10.99	$ 9.53	$ 9.90	$ 10.38	$ 9.15
Total investment return (b)	23.30%	29.29%	16.89%	12.17% (c)	28.49%	(2.66)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.55)%††	(0.40)%	(0.29)%	(0.31)%	(0.24)%	(0.23)%
Net expenses (d)	1.04%††	1.07%	1.09%	1.07%	1.10%	1.09%
Expenses (before waiver/reimbursement) (d)	1.05%††	1.07%	1.09%	1.08%	1.10%	1.10%
Portfolio turnover rate	34%	44%	54%	52%	61%	84%
Net assets at end of period (in 000’s)	$ 178,097	$ 159,297	$ 163,288	$ 227,298	$ 303,192	$ 391,535

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,
Class R3		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 10.19	$ 8.93	$ 9.41	$ 9.96	$ 8.85	$ 10.39
Net investment income (loss) (a)	(0.04)	(0.06)	(0.05)	(0.05)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	2.31	2.38	1.39	1.06	2.21	(0.23)
Total from investment operations	2.27	2.32	1.34	1.01	2.17	(0.27)
Less distributions:
From net realized gain on investments	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)	(1.27)
Net asset value at end of period	$ 11.82	$ 10.19	$ 8.93	$ 9.41	$ 9.96	$ 8.85
Total investment return (b)	23.06%	28.99%	16.69%	11.97%	28.05%	(2.83)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.81)%††	(0.65)%	(0.55)%	(0.55)%	(0.49)%	(0.48)%
Net expenses (c)	1.29%††	1.32%	1.34%	1.32%	1.35%	1.34%
Expenses (before waiver/reimbursement) (c)	1.30%††	1.32%	1.34%	1.33%	1.35%	1.35%
Portfolio turnover rate	34%	44%	54%	52%	61%	84%
Net assets at end of period (in 000’s)	$ 61,959	$ 56,657	$ 57,283	$ 61,850	$ 78,634	$ 87,060

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Winslow Large Cap Growth Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class R6		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 12.39	$ 10.58	$ 10.76	$ 11.12	$ 9.69	$ 11.18
Net investment income (loss) (a)	(0.02)	0.00‡	0.01	0.01	0.02	0.02
Net realized and unrealized gain (loss) on investments	2.85	2.88	1.63	1.21	2.47	(0.24)
Total from investment operations	2.83	2.88	1.64	1.22	2.49	(0.22)
Less distributions:
From net investment income	—	(0.01)	—	(0.02)	—	—
From net realized gain on investments	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)	(1.27)
Total distributions	(0.64)	(1.07)	(1.82)	(1.58)	(1.06)	(1.27)
Net asset value at end of period	$ 14.58	$ 12.39	$ 10.58	$ 10.76	$ 11.12	$ 9.69
Total investment return (b)	23.50%	29.83%	17.49%	12.72%	29.02%	(2.12)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.24)%††	0.02%	0.13%	0.13%	0.21%	0.23%
Net expenses (c)	0.62%††	0.64%	0.64%	0.63%	0.63%	0.62%
Expenses (before waiver/reimbursement) (c)	0.63%††	0.64%	0.64%	0.64%	0.63%	0.63%
Portfolio turnover rate	34%	44%	54%	52%	61%	84%
Net assets at end of period (in 000’s)	$ 4,639,698	$ 3,981,812	$ 3,148,459	$ 2,463,405	$ 2,122,217	$ 1,693,868

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	August 31, 2020^ through October 31,
SIMPLE Class		2020
Net asset value at beginning of period	$ 10.84	$ 11.84**
Net investment income (loss) (a)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	2.48	(0.98)
Total from investment operations	2.42	(1.00)
Less distributions:
From net realized gain on investments	(0.64)	—
Net asset value at end of period	$ 12.62	$ 10.84
Total investment return (b)	23.06%	(8.45)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	(0.97)%	(1.00)%
Net expenses†† (c)	1.33%	1.32%
Expenses (before waiver/reimbursement)†† (c)	1.34%	1.33%
Portfolio turnover rate	34%	44%
Net assets at end of period (in 000’s)	$ 58	$ 23

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay Winslow Large Cap Growth Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	July 1, 1995
Investor Class	February 28, 2008
Class B	April 1, 2005
Class C	April 1, 2005
Class I	April 1, 2005
Class R1	April 1, 2005
Class R2	April 1, 2005
Class R3	April 28, 2006
Class R6	June 17, 2013
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share trans-actions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the

22	MainStay Winslow Large Cap Growth Fund

"Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national
23

Notes to Financial Statements (Unaudited) (continued)
exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized

24	MainStay Winslow Large Cap Growth Fund

appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund.
Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Winslow Capital Management, LLC. (“Winslow” or the
25

Notes to Financial Statements (Unaudited) (continued)
“Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% on assets over $9 billion. During the six-month period ended April 30, 2021, the effective management fee rate was 0.61% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Fund’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Fund’s average daily net assets over $13 billion. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I shares do not exceed 0.88% of the Fund’s average daily net assets. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R1 shares do not exceed 0.95%. This voluntary waiver or reimbursement may be discontinued at any time without notice.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $45,512,337 and waived fees and/or reimbursed expenses, including the voluntary waiver/reimbursement of certain class specific expenses in the amount of $754,250 and paid the Subadvisor in the amount of $17,877,985.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75%of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2

26	MainStay Winslow Large Cap Growth Fund

and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2021, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 507,736
Class R2	84,664
Class R3	30,517
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2021, were $164,028 and $24,079, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class B and Class C shares during the six-month period ended April 30, 2021, of $6,562 and $5,301, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 574,877	$—
Investor Class	120,147	—
Class B	22,564	—
Class C	106,081	—
Class I	2,834,929	—
Class R1	382,019	—
Class R2	63,696	—
Class R3	22,960	—
Class R6	87,555	—
SIMPLE Class	33	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 41,324	$ 1,066,533	$ (1,056,740)	$ —	$ —	$ 51,117	$ 5	$ —	51,117

(G) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$28,167	48.8%
27

Notes to Financial Statements (Unaudited) (continued)
Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$7,358,549,322	$8,601,323,851	$(89,090,840)	$8,512,233,011
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$ 37,642,284
Long-Term Capital Gains	1,150,246,652
Total	$1,187,888,936
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $5,565 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of securities, other than short-term securities, were $4,985,261 and $5,774,499, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:

28	MainStay Winslow Large Cap Growth Fund

Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	14,513,928	$ 174,518,821
Shares issued to shareholders in reinvestment of distributions	5,387,035	62,220,173
Shares redeemed	(12,189,840)	(146,657,825)
Net increase (decrease) in shares outstanding before conversion	7,711,123	90,081,169
Shares converted into Class A (See Note 1)	1,666,545	19,736,728
Shares converted from Class A (See Note 1)	(175,801)	(2,216,220)
Net increase (decrease)	9,201,867	$ 107,601,677
Year ended October 31, 2020:
Shares sold	32,993,648	$ 322,813,743
Shares issued to shareholders in reinvestment of distributions	10,490,222	92,418,858
Shares redeemed	(31,378,235)	(300,975,018)
Net increase (decrease) in shares outstanding before conversion	12,105,635	114,257,583
Shares converted into Class A (See Note 1)	4,046,114	41,357,685
Shares converted from Class A (See Note 1)	(269,689)	(2,459,106)
Net increase (decrease)	15,882,060	$ 153,156,162

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	806,040	$ 9,467,485
Shares issued to shareholders in reinvestment of distributions	586,173	6,612,026
Shares redeemed	(1,463,219)	(16,958,779)
Net increase (decrease) in shares outstanding before conversion	(71,006)	(879,268)
Shares converted into Investor Class (See Note 1)	76,161	886,472
Shares converted from Investor Class (See Note 1)	(1,331,147)	(15,431,551)
Net increase (decrease)	(1,325,992)	$ (15,424,347)
Year ended October 31, 2020:
Shares sold	3,060,260	$ 28,957,683
Shares issued to shareholders in reinvestment of distributions	1,389,575	12,005,927
Shares redeemed	(2,341,927)	(22,496,141)
Net increase (decrease) in shares outstanding before conversion	2,107,908	18,467,469
Shares converted into Investor Class (See Note 1)	198,705	1,823,319
Shares converted from Investor Class (See Note 1)	(3,683,197)	(37,084,878)
Net increase (decrease)	(1,376,584)	$ (16,794,090)

Class B	Shares	Amount
Period ended April 30, 2021:
Shares sold	48,525	$ 435,859
Shares issued to shareholders in reinvestment of distributions	175,009	1,496,329
Shares redeemed	(200,174)	(1,774,461)
Net increase (decrease) in shares outstanding before conversion	23,360	157,727
Shares converted from Class B (See Note 1)	(238,090)	(2,061,249)
Net increase (decrease)	(214,730)	$ (1,903,522)
Year ended October 31, 2020:
Shares sold	222,509	$ 1,622,326
Shares issued to shareholders in reinvestment of distributions	419,160	2,812,565
Shares redeemed	(543,653)	(3,974,624)
Net increase (decrease) in shares outstanding before conversion	98,016	460,267
Shares converted from Class B (See Note 1)	(470,044)	(3,397,144)
Net increase (decrease)	(372,028)	$ (2,936,877)

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	748,640	$ 6,641,158
Shares issued to shareholders in reinvestment of distributions	768,446	6,554,843
Shares redeemed	(3,720,952)	(33,065,648)
Net increase (decrease) in shares outstanding before conversion	(2,203,866)	(19,869,647)
Shares converted from Class C (See Note 1)	(355,199)	(3,103,223)
Net increase (decrease)	(2,559,065)	$ (22,972,870)
Year ended October 31, 2020:
Shares sold	3,316,185	$ 23,558,218
Shares issued to shareholders in reinvestment of distributions	1,763,435	11,797,381
Shares redeemed	(10,845,199)	(82,589,582)
Net increase (decrease) in shares outstanding before conversion	(5,765,579)	(47,233,983)
Shares converted from Class C (See Note 1)	(273,731)	(2,045,824)
Net increase (decrease)	(6,039,310)	$ (49,279,807)

29

Notes to Financial Statements (Unaudited) (continued)
Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	46,314,909	$ 620,477,905
Shares issued to shareholders in reinvestment of distributions	24,932,557	320,632,678
Shares redeemed	(73,415,752)	(988,039,765)
Net increase (decrease) in shares outstanding before conversion	(2,168,286)	(46,929,182)
Shares converted into Class I (See Note 1)	155,778	2,188,324
Net increase (decrease)	(2,012,508)	$ (44,740,858)
Year ended October 31, 2020:
Shares sold	119,737,170	$ 1,266,637,622
Shares issued to shareholders in reinvestment of distributions	56,071,825	546,139,579
Shares redeemed	(199,076,962)	(2,136,259,259)
Net increase (decrease) in shares outstanding before conversion	(23,267,967)	(323,482,058)
Shares converted into Class I (See Note 1)	196,676	1,988,212
Shares converted from Class I (See Note 1)	(696,227)	(8,127,755)
Net increase (decrease)	(23,767,518)	$ (329,621,601)

Class R1	Shares	Amount
Period ended April 30, 2021:
Shares sold	5,663,735	$ 72,817,503
Shares issued to shareholders in reinvestment of distributions	4,004,675	49,617,929
Shares redeemed	(9,164,568)	(118,584,040)
Net increase (decrease)	503,842	$ 3,851,392
Year ended October 31, 2020:
Shares sold	16,027,615	$ 165,681,100
Shares issued to shareholders in reinvestment of distributions	10,052,287	94,592,017
Shares redeemed	(39,307,312)	(405,516,655)
Net increase (decrease)	(13,227,410)	$ (145,243,538)

Class R2	Shares	Amount
Period ended April 30, 2021:
Shares sold	1,443,407	$ 17,113,302
Shares issued to shareholders in reinvestment of distributions	534,450	6,119,453
Shares redeemed	(2,587,660)	(30,823,054)
Net increase (decrease)	(609,803)	$ (7,590,299)
Year ended October 31, 2020:
Shares sold	3,470,793	$ 33,305,555
Shares issued to shareholders in reinvestment of distributions	1,377,180	12,050,323
Shares redeemed	(7,490,386)	(72,813,229)
Net increase (decrease)	(2,642,413)	$ (27,457,351)

Class R3	Shares	Amount
Period ended April 30, 2021:
Shares sold	478,642	$ 5,234,865
Shares issued to shareholders in reinvestment of distributions	317,889	3,356,909
Shares redeemed	(1,117,325)	(12,332,251)
Net increase (decrease)	(320,794)	$ (3,740,477)
Year ended October 31, 2020:
Shares sold	1,075,483	$ 9,564,113
Shares issued to shareholders in reinvestment of distributions	761,865	6,193,959
Shares redeemed	(2,690,447)	(24,467,750)
Net increase (decrease) in shares outstanding before conversion	(853,099)	(8,709,678)
Shares converted from Class R3 (See Note 1)	(2,332)	(25,933)
Net increase (decrease)	(855,431)	$ (8,735,611)

Class R6	Shares	Amount
Period ended April 30, 2021:
Shares sold	31,560,926	$ 429,923,271
Shares issued to shareholders in reinvestment of distributions	15,650,584	203,301,080
Shares redeemed	(50,426,704)	(687,963,499)
Net increase (decrease)	(3,215,194)	$ (54,739,148)
Year ended October 31, 2020:
Shares sold	76,258,553	$ 829,232,918
Shares issued to shareholders in reinvestment of distributions	31,764,719	312,247,192
Shares redeemed	(85,028,835)	(926,331,029)
Net increase (decrease) in shares outstanding before conversion	22,994,437	215,149,081
Shares converted into Class R6 (See Note 1)	689,835	8,127,756
Shares converted from Class R6 (See Note 1)	(12,916)	(156,332)
Net increase (decrease)	23,671,356	$ 223,120,505

SIMPLE Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	2,344	$ 27,463
Shares issued to shareholders in reinvestment of distributions	120	1,359
Shares redeemed	(63)	(719)
Net increase (decrease) in shares outstanding before conversion	2,401	28,103
Shares converted into SIMPLE Class (See Note 1)	63	719
Net increase (decrease)	2,464	$ 28,822
Period ended October 31, 2020:
Shares sold	2,111	$ 25,000
Net increase (decrease)	2,111	$ 25,000

30	MainStay Winslow Large Cap Growth Fund

Note 10–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Winslow Large Cap Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Winslow Capital Management, LLC (“Winslow Capital”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and Winslow Capital in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Winslow Capital that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Winslow Capital in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and Winslow Capital personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The
Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Winslow Capital; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Winslow Capital; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Winslow Capital from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Winslow Capital. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Winslow Capital resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each

32	MainStay Winslow Large Cap Growth Fund

Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and Winslow Capital
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of Winslow Capital, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Winslow Capital and ongoing analysis of, and interactions with, Winslow Capital with respect to, among other things, the Fund’s investment performance and risks as well as Winslow Capital’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund.
In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that Winslow Capital provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated Winslow Capital’s experience in serving as subadvisor to the Fund and advising other portfolios and Winslow Capital’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Winslow Capital and New York Life Investments’ and Winslow Capital’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Winslow Capital and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed Winslow Capital’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and Winslow Capital to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to Winslow Capital as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Winslow Capital had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and Winslow Capital
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Winslow Capital due to their relationships with the Fund. The Board considered that Winslow Capital’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Fund, and the relevance of Winslow Capital’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Winslow Capital and profits realized by New York Life Investments and its affiliates and Winslow Capital, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Winslow Capital and acknowledged that New York Life Investments and Winslow Capital must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Winslow Capital to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Winslow Capital from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Winslow Capital in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Winslow Capital and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed

34	MainStay Winslow Large Cap Growth Fund

the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Winslow Capital, the Board considered that any profits realized by Winslow Capital due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Winslow Capital, acknowledging that any such profits are based on the subadvisory fee paid to Winslow Capital by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to Winslow Capital is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Winslow Capital on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
36	MainStay Winslow Large Cap Growth Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of The MainStay Funds (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
37

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
38	MainStay Winslow Large Cap Growth Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1737112MS071-21	MSLG10-06/21
(NYLIM) NL221

MainStay WMC Enduring Capital Fund
(formerly known as MainStay MacKay Common Stock Fund)

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date[1]	Six Months or Since Inception	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	6/1/1998	25.59%	40.07%	14.60%	12.64%	0.95%
		Excluding sales charges		32.90	48.22	15.90	13.28	0.95
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges	2/28/2008	26.12	39.70	14.28	12.28	1.15
		Excluding sales charges		32.76	47.83	15.58	12.92	1.15
Class B Shares[4]	Maximum 5% CDSC	With sales charges	6/1/1998	27.22	41.68	14.50	12.08	1.90
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		32.22	46.68	14.73	12.08	1.90
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	31.25	45.73	14.72	12.08	1.90
	if Redeemed Within One Year of Purchase	Excluding sales charges		32.25	46.73	14.72	12.08	1.90
Class I Shares	No Sales Charge		12/28/2004	33.10	48.62	16.20	13.57	0.70
Class R3 Shares	No Sales Charge		2/29/2016	32.70	47.72	15.48	16.06	1.30
Class R6 Shares	No Sales Charge		4/26/2021	-0.03	N/A	N/A	N/A	0.64

1.	Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Fund's prior subadvisor and principal investment strategies.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[1]	28.85%	45.98%	17.42%	14.17%
Russell 3000® Index[2]	31.08	50.92	17.67	14.03
Morningstar Large Blend Category Average[3]	28.98	45.28	15.35	11.88

1.	The S&P 500® Index is the Fund's primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Russell 3000® Index is the Fund’s secondary benchmark. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay WMC Enduring Capital Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC Enduring Capital Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,329.00	$ 5.83	$1,019.79	$ 5.06	1.01%
Investor Class Shares	$1,000.00	$1,327.60	$ 7.50	$1,018.35	$ 6.51	1.30%
Class B Shares	$1,000.00	$1,322.20	$11.80	$1,014.63	$10.24	2.05%
Class C Shares	$1,000.00	$1,322.50	$11.46	$1,014.93	$ 9.94	1.99%
Class I Shares	$1,000.00	$1,331.00	$ 4.33	$1,021.08	$ 3.76	0.75%
Class R3 Shares	$1,000.00	$1,327.00	$ 7.90	$1,018.00	$ 6.85	1.37%
Class R6 Shares	$1,000.00	$ 999.70	$ 0.13	$1,000.96	$ 0.13	0.60%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2021 (Unaudited)
Machinery	12.2%
Equity Real Estate Investment Trusts	10.2
Commercial Services & Supplies	9.7
Chemicals	6.8
Road & Rail	6.6
Insurance	6.5
Banks	6.4
Capital Markets	6.3
Software	4.0
Health Care Equipment & Supplies	3.4
Food & Staples Retailing	3.4
Household Durables	3.4
Health Care Providers & Services	3.4
Electric Utilities	3.3
Diversified Financial Services	3.3%
Air Freight & Logistics	3.2
Containers & Packaging	3.1
Trading Companies & Distributors	2.9
Internet & Direct Marketing Retail	0.6
Interactive Media & Services	0.2
Semiconductors & Semiconductor Equipment	0.1
IT Services	0.1
Pharmaceuticals	0.1
Short–Term Investment	0.8
Other Assets, Less Liabilities	–0.0‡
100.0%
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	Public Storage
2.	Sherwin-Williams Co. (The)
3.	Waste Connections, Inc.
4.	American Tower Corp.
5.	Danaher Corp.
6.	Costco Wholesale Corp.
7.	IDEX Corp.
8.	Progressive Corp. (The)
9.	Old Dominion Freight Line, Inc.
10.	NVR, Inc.

8	MainStay WMC Enduring Capital Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by Migene Kim, CFA, and Mona Patni of MacKay Shields LLC (“MacKay Shields”), the Fund’s former Subadvisor, and portfolio manager Mark A. Whitaker of Wellington Management Company LLP (“Wellington”), the Fund’s current Subadvisor.
How did MainStay WMC Enduring Capital Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay WMC Enduring Capital Fund returned 33.10%, outperforming the 28.85% return of the Fund’s primary benchmark, the S&P 500® Index, and the 31.08% return of the Fund’s secondary benchmark, the Russell 3000® Index. Over the same period, Class I shares also outperformed the 28.98% return of the Morningstar Large Blend Category Average.1
Were there any changes to the Fund during the reporting period?
At meetings held on January 21, January 25, and February 3, 2021, the Board of Trustees of MainStay Funds Trust considered and approved, among other related proposals: (i) appointing Wellington Management Company LLP as the Fund’s subadvisor, and the related subadvisory agreement; (ii) changing the Fund’s name and removing its non-fundamental “names rule” investment policy; and (iii) modifying the Fund’s principal investment strategies and investment process. These changes were effective on March 5, 2021. For more information on these and other changes, refer to the supplement dated February 5, 2021.
In the process of implementing the new principal investment strategies and investment process, the Fund experienced a high level of portfolio turnover. Also, during this transition period, the Fund may not have been pursuing its investment objective or may not have been managed consistently with its investment strategies as stated in the Prospectus. This may have impacted the Fund’s performance.
What factors affected the Fund’s relative performance during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Fund, the Fund’s performance relative to the S&P 500® Index benefited from strong stock selection, most notably within information technology and financials stocks. In terms of stock-selection model efficacy, the combination of signals used by the quantitative stock selection model was rewarded over the same period, primarily driven by valuation measures.
Wellington
During the time Wellington managed the Fund, rising interest rates and increased clarity on an economic reopening drove the market higher, with value stocks outperforming growth stocks. The
Fund’s factor footprint is relatively neutral to growth and value, and thus did not have an outsized impact on relative returns.
From an attribution perspective, the Fund’s outperformance relative to the S&P 500® Index was evenly split between sector allocation and security selection. All sectors in the Fund posted positive absolute returns, with health care, real estate and energy making the strongest positive contributions to relative returns. (Contributions take weightings and total returns into account.) Consumer discretionary, utilities and communication services modestly detracted from alpha.2
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance, and which sectors were particularly weak?
MacKay Shields
During the time MacKay Shields managed the Fund, the strongest positive contributions to the Fund’s performance relative to the S&P 500® Index were the information technology, financials and industrials sectors. During the same period, the communication services, consumer staples and consumer discretionary sectors were the weakest contributors to relative performance.
Wellington
During the time Wellington managed the Fund, the health care, real estate and energy sectors provided the strongest positive contributions to relative performance. Over the same period, the consumer discretionary, utilities and communication services sectors detracted most significantly from the Fund’s relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
MacKay Shields
The individual stocks that made the strongest positive contributions to the Fund’s absolute performance during the time MacKay Shields managed the Fund included technology hardware storage & peripherals maker Apple, regional bank Signature Bank and software company Microsoft. The stocks that detracted most significantly from the Fund’s absolute performance during the same period were household products company Procter and Gamble, metals & mining firm Newmont and utility Dominion Energy.
Wellington
The top two absolute contributors to absolute performance, during

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	Alpha measures the relationship between a mutual fund’s return and its beta over a three-year period. Often, alpha is viewed as the excess return (positive or negative) or the value added by the portfolio manager. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
9

the time Wellington managed the Fund, were American Tower and Watsco. Shares of American Tower, a cell tower company, moved higher as a number of their key customers were expected to spend an increasing amount on the 5G rollout. The company also announced first-quarter 2021 earnings ahead of consensus. Watsco, a provider of residential and commercial HVAC equipment and related parts, continued to benefit from strong demand for their residential equipment, including central air conditioners. We continued to hold both names as of the end of the reporting period.
During the same period, the most significant detractors from absolute performance, during the time Wellington managed the Fund, were Paccar and Canadian National Railway. Shares of Paccar, a U.S. truck and heavy machinery manufacturer, declined after the company announced a delay in truck deliveries in the first quarter of 2021, caused by a semiconductor shortage. Shares of Canadian National Railway, a Canada-based railroad operator, fell following news of the company’s bid to acquire Kansas City Southern Railway for $33.7 billion. The company also reported first quarter 2021 results with revenue that was lower than consensus estimates. Both companies remained in the Fund’s portfolio as of the end of the reporting period.
What were some of the Fund’s largest purchases and sales during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Fund, the Fund’s largest initial purchase was in electric car maker Tesla, while the largest increased position size was in regional banking company Synovus Financial. During the same period, the Fund’s largest full sale was in consumer credit services provider Synchrony Financial, while the most significantly reduced position size was in social media company Facebook.
Wellington
During the time Wellington managed the Fund, we did not initiate or eliminate any positions. We added to the Fund’s position in Canadian National Railway after the share price weakness that resulted from the bid for Kansas City Southern Railway. We believed that the potential combination of the two businesses made logistical sense when looking at network maps, and could have a positive impact on long-term value creation.
How did the Fund’s sector and/or country weightings change during the reporting period?
MacKay Shields
The Fund’s largest increases in sector exposures relative to the S&P 500® Index were in the financials and real estate sectors.
Conversely, the Fund’s largest decreases in benchmark-relative sector exposures were in industrials and materials.
Wellington
There were no significant changes to sector weights during the time Wellington managed the Fund.
How was the Fund positioned at the end of the reporting period?
MacKay Shields
At the end of the period when MacKay Shields managed the Fund, the Fund’s largest overweight exposures relative to the S&P 500® Index were in the consumer discretionary and health care sectors. As of the same date, the Fund’s most significantly underweight positions relative to the benchmark were in the communication services and materials sectors.
Wellington
As of April 30, 2021, the Fund’s largest benchmark-relative overweights were in the industrials, financials and real estate sectors. As of the same date, the Fund’s held relatively underweight exposure to the information technology, communication services and consumer discretionary sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay WMC Enduring Capital Fund

Portfolio of Investments April 30, 2021† (Unaudited)
	Shares	Value
Common Stocks 99.2%
Air Freight & Logistics 3.2%
Expeditors International of Washington, Inc.	239,144	$ 26,272,360
Banks 6.4%
First Republic Bank	145,235	26,612,862
M&T Bank Corp.	159,644	25,174,262
		51,787,124
Capital Markets 6.3%
Brookfield Asset Management, Inc., Class A	549,381	25,040,786
Charles Schwab Corp. (The)	371,048	26,121,779
		51,162,565
Chemicals 6.8%
Linde plc	92,588	26,465,354
Sherwin-Williams Co. (The)	105,094	28,782,094
		55,247,448
Commercial Services & Supplies 9.7%
Cintas Corp.	73,095	25,228,008
Copart, Inc. (a)	205,456	25,581,327
Waste Connections, Inc.	239,856	28,569,248
		79,378,583
Containers & Packaging 3.1%
Ball Corp.	272,816	25,546,490
Diversified Financial Services 3.3%
Berkshire Hathaway, Inc., Class B (a)	98,440	27,066,078
Electric Utilities 3.3%
NextEra Energy, Inc.	349,837	27,115,866
Equity Real Estate Investment Trusts 10.2%
American Tower Corp.	110,748	28,215,268
Boston Properties, Inc.	235,996	25,806,163
Public Storage	103,802	29,184,971
		83,206,402
Food & Staples Retailing 3.4%
Costco Wholesale Corp.	75,402	28,056,330
Health Care Equipment & Supplies 3.4%
Danaher Corp.	110,544	28,071,543
	Shares	Value

Health Care Providers & Services 3.4%
UnitedHealth Group, Inc.	68,927	$ 27,488,088
Household Durables 3.4%
NVR, Inc. (a)	5,494	27,569,441
Insurance 6.5%
Markel Corp. (a)	21,568	25,373,026
Progressive Corp. (The)	275,986	27,802,830
		53,175,856
Interactive Media & Services 0.2%
Alphabet, Inc., Class A (a)	553	1,301,485
Internet & Direct Marketing Retail 0.6%
Amazon.com, Inc. (a)	1,488	5,159,521
IT Services 0.1%
Visa, Inc., Class A	3,075	718,197
Machinery 12.2%
Deere & Co.	66,002	24,476,842
Fortive Corp.	335,513	23,761,030
IDEX Corp.	124,111	27,825,686
PACCAR, Inc.	257,793	23,170,435
		99,233,993
Pharmaceuticals 0.1%
Johnson & Johnson	4,397	715,524
Road & Rail 6.6%
Canadian National Railway Co.	243,471	26,212,031
Old Dominion Freight Line, Inc.	107,595	27,739,067
		53,951,098
Semiconductors & Semiconductor Equipment 0.1%
Intel Corp.	20,000	1,150,600
Software 4.0%
Constellation Software, Inc.	17,699	25,975,476
Microsoft Corp.	25,927	6,538,271
		32,513,747
Trading Companies & Distributors 2.9%
Watsco, Inc.	81,803	23,956,827
Total Common Stocks (Cost $748,505,689)		809,845,166

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Shares	Value
Short-Term Investment 0.8%
Affiliated Investment Company 0.8%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	6,319,130	$ 6,319,130
Total Short-Term Investment (Cost $6,319,130)		6,319,130
Total Investments (Cost $754,824,819)	100.0%	816,164,296
Other Assets, Less Liabilities	(0.0)‡	(243,021)
Net Assets	100.0%	$ 815,921,275

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	Current yield as of April 30, 2021.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 809,845,166	$ —	$ —	$ 809,845,166
Short-Term Investment
Affiliated Investment Company	6,319,130	—	—	6,319,130
Total Investments in Securities	$ 816,164,296	$ —	$ —	$ 816,164,296

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay WMC Enduring Capital Fund

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $748,505,689)	$809,845,166
Investment in affiliated investment companies, at value (identified cost $6,319,130)	6,319,130
Cash	5,165
Due from custodian	4,179,112
Receivables:
Fund shares sold	183,706
Dividends and interest	111,566
Other assets	173,570
Total assets	820,817,415
Liabilities
Payables:
Fund shares redeemed	2,222,842
Investment securities purchased	1,584,834
Manager (See Note 3)	511,355
Custodian	220,041
Transfer agent (See Note 3)	131,606
NYLIFE Distributors (See Note 3)	81,644
Professional fees	72,028
Shareholder communication	56,328
Broker fees and charges on short sales	138
Accrued expenses	15,324
Total liabilities	4,896,140
Net assets	$815,921,275
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 248,817
Additional paid-in-capital	704,269,617
704,518,434
Total distributable earnings (loss)	111,402,841
Net assets	$815,921,275
Class A
Net assets applicable to outstanding shares	$201,052,233
Shares of beneficial interest outstanding	6,112,624
Net asset value per share outstanding	$ 32.89
Maximum sales charge (5.50% of offering price)	1.91
Maximum offering price per share outstanding	$ 34.80
Investor Class
Net assets applicable to outstanding shares	$ 32,708,057
Shares of beneficial interest outstanding	994,128
Net asset value per share outstanding	$ 32.90
Maximum sales charge (5.00% of offering price)	1.73
Maximum offering price per share outstanding	$ 34.63
Class B
Net assets applicable to outstanding shares	$ 5,772,791
Shares of beneficial interest outstanding	194,810
Net asset value and offering price per share outstanding	$ 29.63
Class C
Net assets applicable to outstanding shares	$ 40,384,006
Shares of beneficial interest outstanding	1,363,935
Net asset value and offering price per share outstanding	$ 29.61
Class I
Net assets applicable to outstanding shares	$213,594,791
Shares of beneficial interest outstanding	6,462,106
Net asset value and offering price per share outstanding	$ 33.05
Class R3
Net assets applicable to outstanding shares	$ 263,652
Shares of beneficial interest outstanding	8,057
Net asset value and offering price per share outstanding	$ 32.72
Class R6
Net assets applicable to outstanding shares	$322,145,745
Shares of beneficial interest outstanding	9,745,993
Net asset value and offering price per share outstanding	$ 33.05

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $1,388)	$ 1,052,295
Securities lending	167
Dividends-affiliated	69
Interest	67
Total income	1,052,598
Expenses
Manager (See Note 3)	479,236
Distribution/Service—Class A (See Note 3)	97,186
Distribution/Service—Investor Class (See Note 3)	21,459
Distribution/Service—Class B (See Note 3)	20,209
Distribution/Service—Class C (See Note 3)	38,614
Distribution/Service—Class R3 (See Note 3)	590
Transfer agent (See Note 3)	87,398
Registration	53,541
Professional fees	31,472
Custodian	12,840
Shareholder communication	11,732
Trustees	1,535
Insurance	746
Shareholder service (See Note 3)	118
Miscellaneous	7,215
Total expenses	863,891
Net investment income (loss)	188,707
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	51,044,183
Foreign currency transactions	(2,413)
Net realized gain (loss)	51,041,770
Net change in unrealized appreciation (depreciation) on investments	(9,959,330)
Net realized and unrealized gain (loss)	41,082,440
Net increase (decrease) in net assets resulting from operations	$41,271,147
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay WMC Enduring Capital Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 188,707	$ 1,152,001
Net realized gain (loss)	51,041,770	(392,753)
Net change in unrealized appreciation (depreciation)	(9,959,330)	8,091,461
Net increase (decrease) in net assets resulting from operations	41,271,147	8,850,709
Distributions to shareholders:
Class A	(592,297)	(3,811,045)
Investor Class	(96,995)	(982,374)
Class B	—	(257,924)
Class C	—	(565,775)
Class I	(399,948)	(6,060,406)
Class R3	(1,131)	(13,142)
Total distributions to shareholders	(1,090,371)	(11,690,666)
Capital share transactions:
Net proceeds from sales of shares	37,285,632	15,271,205
Net asset value of shares issued in connection with the acquisition of MainStay Epoch U.S. All Cap Fund	485,242,709	—
Net asset value of shares issued in connection with the acquisition of MainStay MacKay U.S. Equity Opportunities Fund	147,554,277	—
Net asset value of shares issued to shareholder in reinvestment of distributions	1,063,805	11,515,981
Cost of shares redeemed	(21,567,152)	(92,597,286)
Increase (decrease) in net assets derived from capital share transactions	649,579,271	(65,810,100)
Net increase (decrease) in net assets	689,760,047	(68,650,057)
Net Assets
Beginning of period	126,161,228	194,811,285
End of period	$815,921,275	$126,161,228
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 24.95	$ 24.92	$ 26.31	$ 24.56	$ 19.95	$ 20.20
Net investment income (loss) (a)	0.04	0.16	0.26	0.24	0.23	0.25
Net realized and unrealized gain (loss) on investments	8.14	1.36	1.28	1.74	4.63	(0.28)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—	—	—	—	—
Total from investment operations	8.18	1.52	1.54	1.98	4.86	(0.03)
Less distributions:
From net investment income	(0.24)	(0.27)	(0.22)	(0.23)	(0.25)	(0.22)
From net realized gain on investments	—	(1.22)	(2.71)	—	—	—
Total distributions	(0.24)	(1.49)	(2.93)	(0.23)	(0.25)	(0.22)
Net asset value at end of period	$ 32.89	$ 24.95	$ 24.92	$ 26.31	$ 24.56	$ 19.95
Total investment return (b)	32.90%	6.42%	6.80%	8.07%	24.59%	(0.13)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.30%††	0.64%	1.08%	0.90%	1.05%	1.29% (c)
Net expenses (d)	1.01%††	0.99%	0.97%	0.97%	0.96%	0.95% (e)
Portfolio turnover rate	22%	166%	164%	137%	134%	164%
Net assets at end of period (in 000’s)	$ 201,052	$ 62,611	$ 63,814	$ 63,956	$ 53,909	$ 42,928

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.28%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.96%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay WMC Enduring Capital Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 24.92	$ 24.90	$ 26.29	$ 24.53	$ 19.93	$ 20.19
Net investment income (loss) (a)	0.01	0.08	0.20	0.18	0.18	0.21
Net realized and unrealized gain (loss) on investments	8.13	1.37	1.27	1.74	4.62	(0.29)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—	—	—	—	—
Total from investment operations	8.14	1.45	1.47	1.92	4.80	(0.08)
Less distributions:
From net investment income	(0.16)	(0.21)	(0.15)	(0.16)	(0.20)	(0.18)
From net realized gain on investments	—	(1.22)	(2.71)	—	—	—
Total distributions	(0.16)	(1.43)	(2.86)	(0.16)	(0.20)	(0.18)
Net asset value at end of period	$ 32.90	$ 24.92	$ 24.90	$ 26.29	$ 24.53	$ 19.93
Total investment return (b)	32.76%	6.05%	6.51%	7.82%	24.25%	(0.39)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.05%††	0.35%	0.82%	0.68%	0.83%	1.05% (c)
Net expenses (d)	1.30%††	1.30%	1.23%	1.21%	1.22%	1.20% (e)
Expenses (before waiver/reimbursement) (d)	1.30%††	1.31%	1.27%	1.23%	1.22%	1.20% (e)
Portfolio turnover rate	22%	166%	164%	137%	134%	164%
Net assets at end of period (in 000’s)	$ 32,708	$ 15,544	$ 17,203	$ 16,580	$ 17,216	$ 21,880

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.04%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 1.21%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class B		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 22.40	$ 22.50	$ 24.04	$ 22.46	$ 18.25	$ 18.49
Net investment income (loss) (a)	(0.09)	(0.08)	0.02	(0.02)	0.01	0.05
Net realized and unrealized gain (loss) on investments	7.32	1.22	1.15	1.60	4.24	(0.26)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—	—	—	—	—
Total from investment operations	7.23	1.14	1.17	1.58	4.25	(0.21)
Less distributions:
From net investment income	—	(0.02)	—	—	(0.04)	(0.03)
From net realized gain on investments	—	(1.22)	(2.71)	—	—	—
Total distributions	—	(1.24)	(2.71)	—	(0.04)	(0.03)
Net asset value at end of period	$ 29.63	$ 22.40	$ 22.50	$ 24.04	$ 22.46	$ 18.25
Total investment return (b)	32.22%	5.28%	5.71%	7.03%	23.31%	(1.12)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.69)%††	(0.39)%	0.10%	(0.07)%	0.06%	0.30% (c)
Net expenses (d)	2.05%††	2.05%	1.98%	1.96%	1.97%	1.95% (e)
Expenses (before waiver/reimbursement) (d)	2.05%††	2.06%	2.02%	1.98%	1.97%	1.95% (e)
Portfolio turnover rate	22%	166%	164%	137%	134%	164%
Net assets at end of period (in 000’s)	$ 5,773	$ 3,666	$ 4,718	$ 5,855	$ 6,635	$ 6,604

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.29%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 1.96%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay WMC Enduring Capital Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 22.38	$ 22.48	$ 24.02	$ 22.45	$ 18.24	$ 18.48
Net investment income (loss) (a)	(0.09)	(0.08)	0.02	(0.02)	0.01	0.06
Net realized and unrealized gain (loss) on investments	7.32	1.22	1.15	1.59	4.24	(0.27)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—	—	—	—	—
Total from investment operations	7.23	1.14	1.17	1.57	4.25	(0.21)
Less distributions:
From net investment income	—	(0.02)	—	—	(0.04)	(0.03)
From net realized gain on investments	—	(1.22)	(2.71)	—	—	—
Total distributions	—	(1.24)	(2.71)	—	(0.04)	(0.03)
Net asset value at end of period	$ 29.61	$ 22.38	$ 22.48	$ 24.02	$ 22.45	$ 18.24
Total investment return (b)	32.25%	5.29%	5.72%	6.99%	23.33%	(1.12)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.73)%††	(0.38)%	0.10%	(0.08)%	0.06%	0.34% (c)
Net expenses (d)	1.99%††	2.05%	1.98%	1.96%	1.97%	1.95% (e)
Expenses (before waiver/reimbursement) (d)	1.99%††	2.06%	2.02%	1.98%	1.97%	1.95% (e)
Portfolio turnover rate	22%	166%	164%	137%	134%	164%
Net assets at end of period (in 000’s)	$ 40,384	$ 6,641	$ 10,946	$ 14,964	$ 15,459	$ 16,509

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.33%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 1.96%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 25.09	$ 25.05	$ 26.44	$ 24.67	$ 20.04	$ 20.29
Net investment income (loss) (a)	0.07	0.23	0.32	0.31	0.29	0.31
Net realized and unrealized gain (loss) on investments	8.18	1.37	1.28	1.74	4.65	(0.29)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—	—	—	—	—
Total from investment operations	8.25	1.60	1.60	2.05	4.94	0.02
Less distributions:
From net investment income	(0.29)	(0.34)	(0.28)	(0.28)	(0.31)	(0.27)
From net realized gain on investments	—	(1.22)	(2.71)	—	—	—
Total distributions	(0.29)	(1.56)	(2.99)	(0.28)	(0.31)	(0.27)
Net asset value at end of period	$ 33.05	$ 25.09	$ 25.05	$ 26.44	$ 24.67	$ 20.04
Total investment return (b)	33.10%	6.66%	7.06%	8.36%	24.89%	0.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.46%††	0.96%	1.34%	1.16%	1.31%	1.55% (c)
Net expenses (d)	0.75%††	0.74%	0.72%	0.71%	0.71%	0.70% (e)
Portfolio turnover rate	22%	166%	164%	137%	134%	164%
Net assets at end of period (in 000’s)	$ 213,595	$ 37,491	$ 97,903	$ 98,395	$ 96,441	$ 87,774

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.54%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.71%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay WMC Enduring Capital Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,				February 29, 2016^ through October 31, 2016
Class R3		2020	2019	2018	2017
Net asset value at beginning of period	$ 24.78	$ 24.77	$ 26.17	$ 24.48	$ 19.90	$ 18.44
Net investment income (loss) (a)	(0.00)‡	0.07	0.17	0.14	0.13	0.10
Net realized and unrealized gain (loss) on investments	8.08	1.36	1.28	1.73	4.65	1.36
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—	—	—	—	—
Total from investment operations	8.08	1.43	1.45	1.87	4.78	1.46
Less distributions:
From net investment income	(0.14)	(0.20)	(0.14)	(0.18)	(0.20)	—
From net realized gain on investments	—	(1.22)	(2.71)	—	—	—
Total distributions	(0.14)	(1.42)	(2.85)	(0.18)	(0.20)	—
Net asset value at end of period	$ 32.72	$ 24.78	$ 24.77	$ 26.17	$ 24.48	$ 19.90
Total investment return (b)	32.70%	6.02%	6.42%	7.66%	24.17%	7.92% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.01)%††	0.30%	0.70%	0.52%	0.60%	0.74%†† (d)
Net expenses (e)	1.37%††	1.34%	1.32%	1.32%	1.31%	1.31%†† (f)
Portfolio turnover rate	22%	166%	164%	137%	134%	164%
Net assets at end of period (in 000’s)	$ 264	$ 207	$ 227	$ 137	$ 86	$ 29

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.73%.
(e)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 1.32%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
April 26, 2021^through April 30, 2021*
Class R6
Net asset value at beginning of period	$ 33.07
Net investment income (loss) (a)	(0.00)‡
Net realized and unrealized gain (loss) on investments	(0.02)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡
Total from investment operations	(0.02)
Net asset value at end of period	$ 33.05
Total investment return (b)	(0.03)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	(0.05)%
Net expenses†† (c)	0.60%
Portfolio turnover rate	22%
Net assets at end of period (in 000’s)	$ 322,146

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay WMC Enduring Capital Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay WMC Enduring Capital Fund (formerly known as MainStay MacKay Common Stock Fund) (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 1, 1998
Investor Class	February 28, 2008
Class B	June 1, 1998
Class C	September 1, 1998
Class I	December 28, 2004
Class R3	February 29, 2016
Class R6	April 26, 2021
Class R2	N/A *
SIMPLE Class	N/A *

*	Class R2 and SIMPLE Class shares were registered for sale effective as of December 14, 2007 and August 31, 2020, respectively, but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Class R2 and SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as

23

Notes to Financial Statements (Unaudited) (continued)
defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national

24	MainStay WMC Enduring Capital Fund

exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized
25

Notes to Financial Statements (Unaudited) (continued)
appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2021, the Fund did not have any portfolio securities on loan.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).

26	MainStay WMC Enduring Capital Fund

(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective March 5, 2021 due to the replacement of MacKay Shields LLC ("MacKay") as the Fund’s subadvisor and the appointment of Wellington Management Company LLP (“Wellington” or the “Subadvisor”) as the Fund’s subadvisor. Wellington, a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% on assets in excess of $1 billion. During the six-month period ended April 30, 2021, the effective management fee rate was 0.55%.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Class R6 fees and expenses do not exceed those of Class I. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time without notice.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $479,236 and paid MacKay and Wellington $129,263 and $87,398, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
27

Notes to Financial Statements (Unaudited) (continued)
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2021, shareholder service fees incurred by the Fund were as follows:

Class R3	$ 118
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2021, were $8,981 and $2,788, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2021, of $375, $1,246 and $111, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$22,398	$—
Investor Class	30,233	—
Class B	7,118	—
Class C	13,604	—
Class I	13,801	—
Class R3	68	—
Class R6	176	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F) Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 71	$ 53,578	$ (47,330)	$ —	$ —	$ 6,319	$ —(a)	$ —	6,319

(a)	Less than $500.

(G) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R3	$53,994	20.5%
Class R6	37,907	0.0‡

‡	Less than one-tenth of a percent.
28	MainStay WMC Enduring Capital Fund

Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$755,623,673	$63,781,516	$(3,240,893)	$60,540,623
As of October 31, 2020, for federal income tax purposes, capital loss carryforwards of $378,174 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$378	$—
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$ 2,154,756
Long-Term Capital Gains	9,535,910
Total	$11,690,666
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $1,419 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of securities, other than short-term securities, were $82,585 and $52,336, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:
29

Notes to Financial Statements (Unaudited) (continued)
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	229,016	$ 6,876,096
Shares issued in connection with the acquisition of MainStay Epoch U.S. All Cap Fund	1,545,799	50,867,461
Shares issued in connection with the acquisition of MainStay MacKay U.S. Equity Opportunities Fund	1,903,874	62,650,579
Shares issued to shareholders in reinvestment of distributions	20,437	567,749
Shares redeemed	(207,004)	(6,050,498)
Net increase (decrease) in shares outstanding before conversion	3,492,122	114,911,387
Shares converted into Class A (See Note 1)	111,223	3,264,716
Shares converted from Class A (See Note 1)	(98)	(2,684)
Net increase (decrease)	3,603,247	$118,173,419
Year ended October 31, 2020:
Shares sold	371,300	$ 8,874,189
Shares issued to shareholders in reinvestment of distributions	157,411	3,758,985
Shares redeemed	(681,380)	(16,032,818)
Net increase (decrease) in shares outstanding before conversion	(152,669)	(3,399,644)
Shares converted into Class A (See Note 1)	104,209	2,571,686
Shares converted from Class A (See Note 1)	(3,304)	(71,354)
Net increase (decrease)	(51,764)	$ (899,312)

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	20,233	$ 609,810
Shares issued in connection with the acquisition of MainStay Epoch U.S. All Cap Fund	319,550	10,519,323
Shares issued in connection with the acquisition of MainStay MacKay U.S. Equity Opportunities Fund	145,980	4,805,532
Shares issued to shareholders in reinvestment of distributions	3,475	96,668
Shares redeemed	(27,848)	(817,139)
Net increase (decrease) in shares outstanding before conversion	461,390	15,214,194
Shares converted into Investor Class (See Note 1)	9,492	284,495
Shares converted from Investor Class (See Note 1)	(100,555)	(2,952,260)
Net increase (decrease)	370,327	$ 12,546,429
Year ended October 31, 2020:
Shares sold	56,719	$ 1,340,955
Shares issued to shareholders in reinvestment of distributions	41,039	981,666
Shares redeemed	(95,721)	(2,291,076)
Net increase (decrease) in shares outstanding before conversion	2,037	31,545
Shares converted into Investor Class (See Note 1)	16,201	379,207
Shares converted from Investor Class (See Note 1)	(85,403)	(2,129,027)
Net increase (decrease)	(67,165)	$ (1,718,275)

Class B	Shares	Amount
Period ended April 30, 2021:
Shares sold	2,004	$ 51,944
Shares issued in connection with the acquisition of MainStay Epoch U.S. All Cap Fund	56,787	1,683,892
Shares redeemed	(12,973)	(347,529)
Net increase (decrease) in shares outstanding before conversion	45,818	1,388,307
Shares converted from Class B (See Note 1)	(14,639)	(388,978)
Net increase (decrease)	31,179	$ 999,329
Year ended October 31, 2020:
Shares sold	10,544	$ 208,129
Shares issued to shareholders in reinvestment of distributions	11,381	246,389
Shares redeemed	(37,905)	(829,164)
Net increase (decrease) in shares outstanding before conversion	(15,980)	(374,646)
Shares converted from Class B (See Note 1)	(30,111)	(643,112)
Net increase (decrease)	(46,091)	$ (1,017,758)

30	MainStay WMC Enduring Capital Fund

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	2,146	$ 6,383
Shares issued in connection with the acquisition of MainStay Epoch U.S. All Cap Fund	69,442	2,057,308
Shares issued in connection with the acquisition of MainStay MacKay U.S. Equity Opportunities Fund	1,092,350	32,362,061
Shares redeemed	(89,228)	(2,391,783)
Net increase (decrease) in shares outstanding before conversion	1,074,710	32,033,969
Shares converted from Class C (See Note 1)	(7,483)	(205,289)
Net increase (decrease)	1,067,227	$ 31,828,680
Year ended October 31, 2020:
Shares sold	27,320	$ 517,704
Shares issued to shareholders in reinvestment of distributions	21,541	465,937
Shares redeemed	(234,136)	(5,092,314)
Net increase (decrease) in shares outstanding before conversion	(185,275)	(4,108,673)
Shares converted from Class C (See Note 1)	(4,980)	(107,400)
Net increase (decrease)	(190,255)	$ (4,216,073)

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	952,566	$ 29,731,308
Shares issued in connection with the acquisition of MainStay Epoch U.S. All Cap Fund	3,846,331	127,191,639
Shares issued in connection with the acquisition of MainStay MacKay U.S. Equity Opportunities Fund	1,443,561	47,736,105
Shares issued to shareholders in reinvestment of distributions	14,290	398,556
Shares redeemed	(401,064)	(11,941,192)
Net increase (decrease) in shares outstanding before conversion	5,855,684	193,116,416
Shares converted from Class I (See Note 1)	(887,870)	(29,360,331)
Net increase (decrease)	4,967,814	$163,756,085
Year ended October 31, 2020:
Shares sold	209,862	$ 4,279,265
Shares issued to shareholders in reinvestment of distributions	252,734	6,052,970
Shares redeemed	(2,876,895)	(68,274,019)
Net increase (decrease)	(2,414,299)	$ (57,941,784)

Class R3	Shares	Amount
Period ended April 30, 2021:
Shares sold	351	$ 10,091
Shares issued to shareholders in reinvestment of distributions	30	832
Shares redeemed	(670)	(19,011)
Net increase (decrease)	(289)	$ (8,088)
Year ended October 31, 2020:
Shares sold	2,143	$ 50,963
Shares issued to shareholders in reinvestment of distributions	422	10,034
Shares redeemed	(3,390)	(77,895)
Net increase (decrease)	(825)	$ (16,898)

Class R6	Shares	Amount
Period ended April 30, 2021: (a)
Shares issued in connection with the acquisition of MainStay Epoch U.S. All Cap Fund	8,858,124	$292,923,086
Net increase (decrease) in shares outstanding before conversion	8,858,124	292,923,086
Shares converted into Class R6 (See Note 1)	887,869	29,360,331
Net increase (decrease)	9,745,993	$322,283,417

(a)	The inception of the class was April 26, 2021.
Note 10-Fund Acquisition
At a meeting held on February 3, 2021, the Board approved the acquisition of the assets and assumption of liabilities of the MainStay Epoch U.S. All Cap Fund and MainStay MacKay U.S. Equity Opportunities Fund in exchange for shares of the Fund, followed by the complete liquidation of the MainStay Epoch U.S. All Cap Fund and MainStay MacKay U.S. Equity Opportunities Fund (the “Reorganizations”). The Reorganizations were completed on April 23, 2021. The shareholders of MainStay Epoch U.S. All Cap Fund and MainStay MacKay U.S. Equity Opportunities Fund received the same class of shares of the Fund in a tax free transaction. The shares were issued at NAV on April 23, 2021.
The aggregate net assets of the Fund immediately before the Reorganizations were $187,724,016, and the combined net assets after the Reorganizations were $820,521,001.
31

Notes to Financial Statements (Unaudited) (continued)
The chart below shows a summary of net assets, shares outstanding, net asset value per share outstanding and total distributable earnings (loss), before and after the Reorganizations:
	Before Reorganizations			After Reorganizations
	MainStay Epoch U.S. All Cap Fund	MainStay MacKay U.S. Equity Opportunities Fund	MainStay WMC Enduring Capital Fund	MainStay WMC Enduring Capital Fund
Net Assets:
Class A	$ 50,867,461	$62,650,579	$87,142,173	$200,660,213
Investor Class	10,519,323	4,805,532	17,434,982	32,759,837
Class B	1,683,892	—	4,099,234	5,783,126
Class C	2,057,308	32,362,061	6,361,805	40,781,174
Class I	127,191,639	47,736,105	72,422,410	247,350,154
Class R3	—	—	263,412	263,412
Class R6	292,923,086	—	—	292,923,086
Shares Outstanding:
Class A	3,212,607	10,880,048	2,648,143	6,097,816
Investor Class	706,000	869,370	529,629	995,159
Class B	184,739	—	138,242	195,029
Class C	225,389	8,073,963	214,736	1,376,528
Class I	6,191,031	8,105,427	2,190,089	7,479,981
Class R3	—	—	8,046	8,046
Class R6	14,258,883	—	—	8,858,124
Net Asset Value Per Share Outstanding:
Class A	$ 15.83	$ 5.76	$ 32.91	$ 32.91
Investor Class	$ 14.90	$ 5.53	$ 32.92	$ 32.92
Class B	$ 9.12	$ —	$ 29.65	$ 29.65
Class C	$ 9.13	$ 4.01	$ 29.63	$ 29.63
Class I	$ 20.54	$ 5.89	$ 33.07	$ 33.07
Class R3	$ —	$ —	$ 32.74	$ 32.74
Class R6	$ 20.54	$ —	$ —	$ 33.07
Total distributable earnings (loss)	$ (7,922,696)	$68,192,157	$71,750,878	$111,850,923

Assuming the Reorganizations had been completed on November 1, 2020, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the six-month period ended April 30, 2021, are as follows (Unaudited):
Net investment income (loss)	$ 438,683
Net realized and unrealized gain (loss)	398,948,570
Net change in net assets resulting from operations	$399,387,253

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from MainStay Epoch U.S. All Cap Fund and MainStay MacKay U.S. Equity Opportunities Fund, in the amount of $437,024,665 and $132,966,049, respectively, were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Note 11-Litigation
The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO.
Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).
In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the

32	MainStay WMC Enduring Capital Fund

“SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.
The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).
On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were pre-empted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020. Plaintiffs filed a new petition for certiorari with the Supreme Court on July 6, 2020. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Fund. Defendants filed an opposition to the certiorari petition on August 26, 2020. Plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021. The Supreme Court denied the petition for certiorari on April 19, 2021.
On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.
On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.
On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the
33

Notes to Financial Statements (Unaudited) (continued)
Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the share-holder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his brief on January 7, 2020. The shareholder defendants filed an opposition brief on April 27, 2020, and Appellant filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.
The value of the proceeds received by the Fund in connection with the LBO and the Fund's cost basis in shares of Tribune was as follows:
Fund	Proceeds	Cost Basis
MainStay WMC Enduring Capital Fund	$751,774	$729,369
At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund's net asset value.
Note 12–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 13–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 14–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

34	MainStay WMC Enduring Capital Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The Subadvisory Agreement between New York Life Investment Management LLC (“New York Life Investments”) and Wellington Management Company LLP (“Wellington”) with respect to the MainStay WMC Enduring Capital Fund (formerly known as the MainStay MacKay Common Stock Fund) (“Fund”) (“New Subadvisory Agreement”), must be approved initially and, following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its February 3, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the New Subadvisory Agreement for an initial two-year period.
At meetings held on January 21, January 25 and February 3, 2021, the Board considered and approved New York Life Investments’ recommendations to appoint Wellington as the subadvisor to the Fund, to approve the New Subadvisory Agreement and to approve the related changes to the Fund’s principal investment strategies, name and investment process (the “Repositioning”), all effective on or about March 5, 2021. The Board noted that the material terms of the New Subadvisory Agreement are substantially identical to the terms of the then-current subadvisory agreement with MacKay Shields LLC (“MacKay”) with respect to the Fund, but that the subadvisory fee schedule under the New Subadvisory Agreement with Wellington includes fees that are lower at every level of assets than the subadvisory fees paid to MacKay under the then-current subadvisory agreement.
In reaching the decisions to approve the Repositioning and New Subadvisory Agreement, the Board considered information furnished by New York Life Investments and Wellington in connection with meetings of the Board and its Contracts, Investment and Risk and Compliance Oversight Committees held on January 21, January 25 and February 3, 2021, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. In addition, the Board considered information previously provided to the Board in connection with its review of the subadvisory agreements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee. The Board also considered information furnished by Wellington in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the New Subadvisory Agreement and investment performance reports on the Fund as well as presentations from New York Life Investments and Wellington personnel. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent
Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In considering the Repositioning and the New Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services to be provided to the Fund by Wellington; (ii) the investment performance of the Fund, the qualifications of the proposed portfolio managers of the Fund and the historical investment performance of products managed by such portfolio managers with investment strategies similar to those of the Fund, as repositioned; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by Wellington from its relationship with the Fund; (iv) the extent to which economies of scale may be realized if the Fund grows and the extent to which economies of scale may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s proposed subadvisory fee to be paid by New York Life Investments to Wellington and estimated total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s proposed fees and estimated expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s proposed fees and estimated total ordinary operating expenses as compared to the peer funds identified by New York Life Investments.
Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement were based on a consideration of the information provided to the Trustees throughout the year, such as presentations from Wellington personnel, as well as information furnished specifically in connection with the contract review process for the Fund, in each case as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Wellington with respect to the Fund. The Board took note of New York Life Investments’ belief that Wellington, with its resources and historical investment performance track record for strategies similar to those of the Fund, as repositioned, is well qualified to serve as the Fund’s subadvisor. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decisions.

35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Nature, Extent and Quality of Services to be Provided by Wellington
In considering the Repositioning and the New Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Fund, noting that New York Life Investments is responsible for supervising the Fund’s subadvisor. The Board examined the nature, extent and quality of the investment advisory services that Wellington proposed to provide to the Fund. Further, the Board evaluated and/or examined the following with regard to Wellington:
•	experience in providing investment advisory services;
•	experience in serving as advisor or subadvisor to other funds with similar strategies as those of the Fund, as repositioned, and the performance track record of those funds;
•	experience of investment advisory, senior management and administrative personnel;
•	overall legal and compliance environment, resources and history and policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Wellington;
•	New York Life Investments’ and Wellington’s belief that their respective compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws and their commitment to further developing and strengthening compliance programs relating to the MainStay Group of Funds generally and the Fund specifically;
•	ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund;
•	portfolio construction and risk management processes;
•	experience of the Fund’s proposed portfolio managers, including with respect to investment strategies similar to those of the Fund, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers; and
•	overall reputation, financial condition and assets under management.
Based on these considerations, the Board concluded that the Fund would likely benefit from the nature, extent and quality of the proposed investment advisory services to be provided by Wellington.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance and remediation efforts undertaken by New York Life Investments, and other alternatives to the Repositioning, and the New Subadvisory Agreement considered by New York Life Investments. In addition, the Board considered steps taken to seek to improve the Fund’s investment performance and discussions between the Fund’s current portfolio management team and the Investment Committee of the Board. The Board further considered that shareholders may benefit from Wellington’s investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not yet been implemented so an investment performance track record for the Fund, as repositioned, was not available.
The Board evaluated the Fund’s proposed portfolio management team, investment process, strategies and risks. The Board noted that Wellington currently manages one or more portfolios with investment strategies similar to those of the Fund, as repositioned. Additionally, the Board considered the historical performance of such portfolio or portfolios and other portfolios managed by the proposed portfolio managers for the Fund. Based on these considerations, the Board concluded that the Fund was likely to be managed responsibly and capably by Wellington.
Based on these considerations, the Board concluded that the selection of Wellington as the subadvisor to the Fund is likely to benefit the Fund’s long-term investment performance.
Costs of the Services to be Provided, and Profits to be Realized, by Wellington
The Board considered the anticipated costs of the services to be provided by Wellington under the New Subadvisory Agreement and the profits expected to be realized by Wellington due to its relationship with the Fund. The Board considered that Wellington’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that these fees would be paid by New York Life Investments, not the Fund.
In evaluating the anticipated costs of the services to be provided by Wellington and profits expected to be realized by Wellington, the Board considered, among other factors, Wellington’s investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the services proposed to be provided to the Fund, and that New York Life Investments would be responsible for paying the subadvisory fee to Wellington. The Board also considered the financial resources of Wellington and acknowledged that Wellington must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for Wellington to be able to provide high-quality services to the Fund.

36	MainStay WMC Enduring Capital Fund

In considering anticipated costs and profitability, the Board also considered certain fall-out benefits that may be realized by Wellington due to its relationship with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the potential benefits to Wellington from legally permitted “soft-dollar” arrangements by which brokers would provide research and other services to Wellington in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board also requested and received information from New York Life Investments concerning other material business relationships between Wellington and its affiliates and New York Life Investments and its affiliates, and considered the existence of a strategic partnership between New York Life Investments and Wellington that relates to certain current and future products that represented a conflict of interest associated with New York Life Investments’ recommendation to approve the Repositioning and the New Subadvisory Agreement.
The Board took into account the fact that the Fund would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments and Wellington that a significant portion of the holdings of the Fund would be sold to align the Fund’s holdings with the strategies that would be pursued by Wellington. Additionally, the Board considered New York Life Investments’ representation that New York Life Investments would work closely with Wellington to seek to execute the optimal transition strategy and that New York Life Investments would make every effort to minimize potential direct and indirect costs associated with the Repositioning.
The Board considered that any profits realized by Wellington due to its relationship with the Fund would be the result of arm’s-length negotiations between New York Life Investments and Wellington, acknowledging that any such profits would be based on fees paid to Wellington by New York Life Investments, not the Fund.
Subadvisory Fee and Estimated Total Ordinary Operating Expense s
The Board evaluated the reasonableness of the fee to be paid under the New Subadvisory Agreement and the Fund’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Fund to New York Life Investments because the subadvisory fee to be paid to Wellington would be paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.
In assessing the reasonableness of the Fund’s proposed fees and estimated expenses, the Board considered information provided by New York Life Investments on fees and expenses of peer funds. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s proposed expense structure would permit economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s proposed expense structure and other methods to share benefits from economies of scale
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the Repositioning and the New Subadvisory Agreement.
37

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of The MainStay Funds (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
38	MainStay WMC Enduring Capital Fund

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
39

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1737426MS071-21	MSWEC10-06/21
(NYLIM) NL528

MainStay WMC Value Fund
(formerly known as MainStay MAP Equity Fund)

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021[1]
Class	Sales Charge		Inception Date	Six Months or Since Inception	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	6/9/1999	29.46%	47.84%	15.05%	11.07%	1.00%
		Excluding sales charges		36.99	56.44	16.36	11.70	1.00
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges	2/28/2008	29.96	47.42	14.79	10.85	1.31
		Excluding sales charges		36.80	56.00	16.09	11.47	1.31
Class B Shares[4]	Maximum 5% CDSC	With sales charges	6/9/1999	31.27	49.82	14.99	10.64	2.06
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		36.27	54.82	15.22	10.64	2.06
Class C Shares	Maximum 1% CDSC	With sales charges	6/9/1999	35.26	53.80	15.22	10.64	2.06
	if Redeemed Within One Year of Purchase	Excluding sales charges		36.26	54.80	15.22	10.64	2.06
Class I Shares	No Sales Charge		1/21/1971	37.15	56.86	16.65	11.98	0.75
Class R1 Shares	No Sales Charge		1/2/2004	37.09	56.68	16.54	11.87	0.85
Class R2 Shares	No Sales Charge		1/2/2004	36.92	56.31	16.25	11.59	1.10
Class R3 Shares	No Sales Charge		4/28/2006	36.74	55.90	15.95	11.31	1.35
Class R6 Shares	No Sales Charge		4/26/2021	0.50	N/A	N/A	N/A	0.70

1.	The Fund replaced its subadvisors, changed its investment objective and modified its principal investment strategies as of April 26, 2021. Therefore, the performance information shown in this report prior to April 26, 2021 reflects that of the Fund’s prior subadvisors, investment objective and principal investment strategies.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Value Index[1]	36.30%	45.92%	12.15%	11.13%
Russell 3000® Index[2]	31.08	50.92	17.67	14.03
Morningstar Large Blend Category Average[3]	28.98	45.28	15.35	11.88

1.	The Fund has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	Prior to April 26, 2021, the Russell 3000® Index was the Fund’s primary broad-based securities market index for comparison purposes. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay WMC Value Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC Value Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,369.90	$ 6.40	$1,019.39	$ 5.46	1.09%
Investor Class Shares	$1,000.00	$1,368.00	$ 8.16	$1,017.90	$ 6.95	1.39%
Class B Shares	$1,000.00	$1,362.70	$12.54	$1,014.18	$10.69	2.14%
Class C Shares	$1,000.00	$1,362.60	$12.54	$1,014.18	$10.69	2.14%
Class I Shares	$1,000.00	$1,371.50	$ 5.00	$1,020.58	$ 4.26	0.85%
Class R1 Shares	$1,000.00	$1,370.90	$ 5.53	$1,020.13	$ 4.71	0.94%
Class R2 Shares	$1,000.00	$1,369.20	$ 6.99	$1,018.89	$ 5.96	1.19%
Class R3 Shares	$1,000.00	$1,367.40	$ 8.51	$1,017.60	$ 7.25	1.45%
Class R6 Shares [3,4]	$1,000.00	$1,005.00	$ 0.10	$1,000.59	$ 0.10	0.70%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period) and 5 days for Class R6 (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
3.	Expenses paid during the period reflect ongoing costs for the period from inception through 4/30/21. Had these shares been offered for the full six-month period ended 4/30/21, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $3.51 for Class R6 shares and the ending account value would have been $1,019.91 for Class R6 shares.
4.	The inception date was April 26, 2021.
7

Industry Composition as of April 30, 2021 (Unaudited)
Banks	11.5%
Pharmaceuticals	7.2
Insurance	6.6
Aerospace & Defense	5.4
Health Care Providers & Services	4.9
Health Care Equipment & Supplies	4.8
Semiconductors & Semiconductor Equipment	4.6
Capital Markets	4.5
Communications Equipment	3.8
Equity Real Estate Investment Trusts	3.7
Specialty Retail	3.1
IT Services	2.8
Interactive Media & Services	2.7
Multi–Utilities	2.7
Media	2.6
Road & Rail	2.6
Chemicals	2.6
Oil, Gas & Consumable Fuels	2.5
Electric Utilities	2.5
Building Products	2.4%
Electronic Equipment, Instruments & Components	1.6
Beverages	1.4
Food Products	1.4
Containers & Packaging	1.4
Household Durables	1.3
Electrical Equipment	1.3
Machinery	1.3
Real Estate Management & Development	1.2
Auto Components	1.1
Metals & Mining	1.1
Software	1.0
Hotels, Restaurants & Leisure	1.0
Biotechnology	0.5
Short–Term Investments	1.8
Other Assets, Less Liabilities	–0.9
100.0%
See Portfolio of Investments beginning on page 13 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	JPMorgan Chase & Co.
2.	Bank of America Corp.
3.	Alphabet, Inc., Class C
4.	Comcast Corp., Class A
5.	Cisco Systems, Inc.
6.	Pfizer, Inc.
7.	Anthem, Inc.
8.	MetLife, Inc.
9.	Medtronic plc
10.	Chubb Ltd.

8	MainStay WMC Value Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Christopher Mullarkey and James Mulvey of Markston International LLC (“Markston”), a former Subadvisor to the Fund; portfolio managers William W. Priest, CFA, Michael A. Welhoelter, CFA, David N. Pearl and Justin Howell of Epoch Investment Partners, Inc. (“Epoch”), a former Subadvisor to the Fund; and portfolio manager Adam H. Illfelde of Wellington Management Company LLP (“Wellington”), the Fund’s current Subadvisor.
How did MainStay WMC Value Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay WMC Value Fund returned 37.15%, outperforming the 36.30% return of the Fund’s primary benchmark, the Russell 1000® Value Index, and the 31.08% return of the Russell 3000® Index, the Fund’s former primary benchmark. Over the same period, Class I shares also outperformed the 28.98% return of the Morningstar Large Blend Category Average.1
Were there any changes to the Fund during the reporting period?
At meetings held on January 21, January 25, and February 3, 2021, the Board of Trustees of MainStay Funds considered and approved, among other related proposals: (i) appointing Wellington Management Company LLP as the Fund’s subadvisor, and the related subadvisory agreement; (ii) changing the Fund’s name and removing its non-fundamental “names rule” investment policy; (iii) modifying the Fund’s principal investment strategies, investment process and primary benchmark; (iv) reducing the Fund’s contractual management fee and eliminating the Fund accounting fee; and (v) establishing an expense cap for Class I shares of the Fund. These changes were effective on April 26, 2021. For more information on these and other changes, refer to the supplement dated February 5, 2021.
In the process of implementing the new principal investment strategies and investment process, the Fund experienced a high level of portfolio turnover. Also, during this transition period, the Fund may not have been pursuing its investment objective or may not have been managed consistent with its investment strategies as stated in the Prospectus. This may have impacted the Fund’s performance.
What factors affected the Fund’s relative performance during the reporting period?
Markston
During the time Markston managed a portion of the Fund, the Pfizer, Moderna, and Johnson & Johnson vaccines became widely available, leading to a steep decline in COVID-19 cases and a reopening of the U.S. economy. The Markston portion of the Fund outperformed its primary benchmark, the Russell 3000® Index, primarily due to the Fund’s overweight position in the communication services sector, with much of outperformance coming from holdings in Alphabet, the parent company of online advertising services provider Google. Google’s share price rose as the company’s revenue growth reaccelerated. Holdings in entertainment provider The Walt Disney Company further bolstered relative returns as the company’s newly launched streaming entertainment service, Disney+, far exceeded its initial subscriber outlook and the company raised its long-term guidance. The financials sector also bolstered relative performance as expectations for increased economic activity, lending and, eventually, rising interest rates, drove financials to outperform.
Epoch
During the time Epoch managed a portion of the Fund, the Epoch portion of the Fund outperformed the Russell 3000® Index primarily due to strong security selection in the energy, financials and information technology sectors.
Wellington
During the time Wellington managed the Fund, the Fund outperformed its new primary benchmark, the Russell 1000® Value Index, primarily due to favorable security selection. Strong selection in communication services and industrials was partially offset by weaker selection in information technology. Sector allocation, a result of our bottom-up stock selection process, detracted from relative results. This negative allocation effect was driven by the Fund’s overweight positioning in information technology and health care, as well as underweight exposure to energy.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Markston
During the time Markston managed a portion of the Fund, the strongest positive contributions to relative performance in the Markston portion of the Fund came from the communication services and financials sector. (Contributions take weightings and total returns into account.) During the same period, the most significant detractors from relative performance were the consumer discretionary and health care sectors.
Epoch
During the time Epoch managed a portion of the Fund, the energy, financials and information technology sectors were the strongest positive contributors to the relative performance of the Epoch portion of the Fund. During the same period, the weakest contributing sectors included consumer discretionary and health care.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

Wellington
During the time Wellington managed the Fund, the communication services, industrials and consumer discretionary sectors provided the strongest positive contributions to relative performance. Over the same period, the information technology, health care and energy sectors detracted most from the Fund’s relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
Markston
During the time Markston managed a portion of the Fund, the strongest contributions to absolute performance in the Markston portion of the Fund included holdings in online payment company PayPal, Alphabet (described above) and consumer electronics and services firm Apple.
PayPal stock benefited from strength in e-commerce and the broader shift away from cash payments. In the first quarter of 2021, the company reported growing total payment volume (“TPV”), with rising revenues and increasing earnings per share (“EPS”). The company added 14.5 million net new active accounts (“NNAs”) and ended the quarter with 392 million active accounts. During the quarter, online retailer eBay represented a declining percentage of PayPal’s TPV and was on pace to fall further. Excluding eBay, PayPal’s TPV grew by its fastest rate ever on both a spot basis and a foreign exchange-neutral basis. The company’s mobile payment service, Venmo, also delivered strong performance in the first quarter of 2021 with rapidly rising TPV, putting it on pace to become a major revenue business for PayPal. PayPal reported that it believes the shift in consumer digital behavior will remain essentially unchanged in a post-COVID world. The company raised guidance for future TPV, revenues and EPS, with 52–55 million NNAs expected to be added in 2021.
As mentioned above, Alphabet shares benefited from the robust performance of Google, which posted a very strong start to 2021 with rapidly rising total revenue and increasing operating margins. The company saw sharply rising revenues from its search advertising, Cloud and YouTube segments. The company also authorized a new $50 billion stock buyback program. Google has continued to use its other products to help boost cloud sales. On April 26, 2021, Google Cloud announced a deal with Spanish language media company Univision to provide cloud services, distribute Univision content on YouTube and provide advertising services.
In Search, spending by the retail, technology and commercial packaged goods industries led gains. The company also started to see a meaningful pickup in travel search, which accounted for a significant percentage of pre-pandemic search revenue.
We saw three market trends helping to drive Google’s cloud growth. First, Google’s expertise in real-time data and analytics fostered strong customer momentum in the data cloud and attracted companies like Twitter and Ingersoll Rand, which began moving their complex data workloads to Google Cloud. Google’s strength in artificial intelligence and machine learning also helped financial services customers improve efficiency of payments, reduce fraud and risk, and deliver faster payment solutions. Second, Google customers require a robust infrastructure cloud to create operational efficiencies and reduce information technology (“IT”) costs. Google won large IT transformation deals with companies migrating their data centers to Google Cloud. Third, Google continued to deliver innovations to enable hybrid work with Google Workspace, where innovations helped grow revenue per seat and the number of seats.
During the time Markston managed a portion of the Fund, YouTube reportedly had 2 billion monthly users and 1 billion hours of video watched daily. More 18-to-49-year olds watched YouTube than all linear tv combined. Large brands increasingly augmented TV brand advertising spending with YouTube. Direct Response ads on YouTube did not exist a few years ago, but have become a key growth driver with its core brand ads.
Apple continued to generate impressive numbers during the time Markston managed the Fund, with sharply rising revenues, climbing iPhone sales driven by demand for 5G capability, and increasing sales of Mac devices, iPads, wearables and services. In services, Apple reached more than 660 million paid subscriptions, up 145 million from a year earlier and twice the number of paid subscriptions in late 2018. The company posted rising gross margins for both products and services driven by cost savings, a strong mix of offerings, and favorable foreign exchange rates. Apple ended the first quarter of 2021 with a strong balance sheet and authorized a significant new share buyback program, edging toward a cash neutral stance.
During the same period, the stocks that detracted the most from absolute performance of the Markston portion of the Fund included China-based online and mobile commerce company Alibaba Group Holding and semiconductor chip maker Intel. Both remained as holdings in the Markston portion of the Fund.
Alibaba shares underwent a sharp correction amid concerns over anti-monopoly regulation. Specifically, in December 2020, the Chinese government launched an antitrust investigation against Alibaba. Chinese regulators also moved to rein in Ant Group (of which Alibaba owns one-third), ordering the financial technology company to focus more on its payment processing roots and less on faster-growing areas such as personal lending, insurance and wealth management. Earlier, in November, Chinese regulators abruptly suspended Ant Group’s initial public offering, which was on-track to be the world’s largest IPO, just two days before its planned debut.
10	MainStay WMC Value Fund

Intel’s underperformance was due to delays in the company’s transition to the next generation 7-nano meter chip technology, recent headwinds at its cloud and data center business, and strong competition from rivals in the personal computing and server CPU (central processor unit) space, which represent a majority of Intel’s total revenues.
Epoch
During the time Epoch managed a portion of the Fund, stocks making the strongest positive contributions to the absolute performance of the Epoch portion of the Fund included Texas Pacific Land, a land trust with both oil & gas and water interests, and several holdings in the banking industry.
Texas Pacific Land’s shares surged after the company reported a strong sequential improvement in core oil & gas royalties driven by higher energy prices. While the company's water business revenues fell, the segment remained highly profitable. Cash flow from operations equaled $46 million, and the company elected to increase its dividend. Texas Pacific Land's balance sheet remained in pristine condition, with approximately $316 million in cash and no debt. In our opinion, the company was in a very attractive position to benefit from any increase in energy production in West Texas, and we expected that it would remain focused on repurchasing stock and increasing its dividend.
Among financials, bank stocks performed well due to optimism about fiscal stimulus, infrastructure spending, rising interest rates and bigger capital returns. Market sentiment improved as a growing number of investors came to believe that an end to the pandemic would be a positive catalyst for banks due to an improving economy and higher interest rates. In addition, several banks held by the Fund reported results that exceeded consensus expectations. Portfolio names that made notably strong contributions to absolute performance included Axos Financial, Bank of America, Bank OZK and Signature Bank.
During the same period, the stocks that detracted the most from absolute performance of the Epoch portion of the Fund included mobile communications company T-Mobile and packaged goods firm McCormick & Company.
T-Mobile's stock price declined modestly after the company reported weaker prospects for postpaid net customer additions in 2021 than previously expected. In addition, while the company's fourth quarter 2020 revenue grew sharply on a year-over-year basis, reported profits declined significantly, reflecting higher costs from integrating Sprint into the company. Despite this we still noted that, with the acquisition of Sprint, increased scale made T-Mobile far more efficient, turning it from a cash burner to a substantial cash generator and removing questions about its viability. We believed that, based on solid execution, T-Mobile offered an attractive growth story with a lower risk profile relative to many peers, at an attractive evaluation.
After serving as a top contributor to the absolute performance of the Epoch portion of the Fund in late 2020, shares of McCormick came under pressure. Some investors may have opted to take profits, while others may have experienced some execution concerns over the company's recent acquisitions. Two months after acquiring hot sauce maker Cholula in November 2020, McCormick announced its intention to acquire the fast-growing industrial flavorings company FONA International for $710 million. While we believed the acquisitions represented bold steps by McCormick to strengthen its long-term competitive position during the pandemic, we opted to sell the Fund’s position to reinvest the proceeds into other companies more leveraged to a post-pandemic rebound in economic activity.
Wellington
During the time Wellington managed the Fund, the top two absolute contributors to the Fund at the issuer lever were Internet search and services provider Alphabet, and global financial services firm Bank of America. During the same period, the most significant detractors from the Fund’s absolute performance included F5 Networks, a provider of integrated Internet traffic management solutions, and Corning, a manufacturer of specialty glass and ceramics.
What were some of the Fund’s largest purchases and sales during the reporting period?
Markston
During the time Markston managed a portion of the Fund, the largest purchase in the Markston portion of the Fund was a new position in ETF iShares Russell 3000, an index fund seeking to track the performance of the Russell 3000® Index. The Markston portion of the Fund also increased its positions in China-based e-commerce giant Alibaba and social media company Facebook to take advantage of a temporary decline in the information technology sector.
During the same period, the largest sales in the Markston portion of the Fund involved shares in consumer technology company Apple, financial services company Bank of New York Mellon and medical technology company Medtronic. These partial sales were largely due to redemptions.
Epoch
During the time Epoch managed a portion of the Fund, the largest purchases in the Epoch portion of the Fund were positions in private mortgage insurance company Essent Group and independent oil and gas producer Diamondback Energy.
Essent provides credit protection to lenders and mortgage investors by covering a portion of the unpaid principal balance of a mortgage and certain related expenses in the event of a default. By providing capital to mitigate mortgage credit risk, the company allows lenders to make additional mortgage financing available to prospective homeowners. Essent writes mortgage guaranty
11

coverage in all 50 states and the District of Columbia. We believed that demand for new home purchases was likely to continue outstripping supply and that ongoing planned stimulus measures would likely support new home buyers through the pandemic-induced recession and recovery.
Diamondback Energy is an independent oil and gas producer in the United States. The company operates exclusively in the Permian Basin. In our view, Diamondback represented a pure play on the Permian basin, where the company can be profitable even at relatively low crude oil prices. The company has historically been cash flow positive when West Texas Intermediate prices have been equal to or greater than $40 a barrel. We also appreciated the company’s focus on increasing its capital discipline with a goal of deleveraging its balance sheet, maintaining low leverage, returning capital and being quick to flex down capital expenditures when commodity prices fall. In general, Diamondback has a low regulatory risk-profile as it has no Federal land exposure. We expected a post-pandemic increase in revenue to drive margins and cash flow higher. In addition, the company expected to realize additional synergies from recent acquisitions.
During the same period, the largest sales in the Epoch portion of the Fund were positions in OLED display and lighting manufacturer Universal Display and home improvement retailer Home Depot. Both positions were sold in their entirety for valuation reasons after shares sharply increased in price.
Wellington
During the time Wellington managed the Fund, the largest purchases included new positions in metals and mining corporation Rio Tinto, and F5 Networks, the latter of which is described above. Rio Tinto is the second largest metals and mining company in the world and the largest producer of iron ore. In our view, the stock appeared attractively valued with minimal balance sheet and execution risk, and offered exposure to a cyclical recovery. In the case of F5 Networks, while the company has been widely viewed as focused on “legacy technology” hardware, we think its business model transition toward software and subscriptions has been underappreciated and that revenue has been reaccelerating.
How did the Fund’s sector weightings change during the reporting period?
Markston
During the time Markston managed a portion of the Fund the most significant sector weighting increases were in financials and cash. Over the same period, the Markston portion of the Fund decreased its sector exposure to information technology, health care and consumer staples.
Epoch
During the time Epoch managed a portion of the Fund, the most significant sector weighting increases in the Epoch portion of the Fund included financials and energy. Over the same period, the Epoch portion of the Fund decreased its allocations to consumer staples and health care.
Wellington
During the time Wellington managed the Fund, the largest increases in active weight were in the communication services, industrials and financials sectors, while the largest decreases were in the information technology, health care and energy sectors.
How was the Fund positioned at the end of the reporting period?
Markston
At the end of the period when Markston managed a portion of the Fund, the Markston portion of the Fund held its most overweight exposures relative to the Russell 3000® Index in shares of Apple, Alphabet and PayPal. As of the same date, the Markston portion of the Fund held no exposure to the real estate or utilities sectors, and no exposure to online retailer Amazon.com, all of which represented significant benchmark weights.
Epoch
At the end of the period when Epoch managed a portion of the Fund, the Epoch portion of the Fund held its largest overweight benchmark-relative positions in the financials and communication services sectors. As of the same date, the Epoch portion of the Fund held its most significantly underweight positions in the information technology and consumer discretionary sectors.
Wellington
As of April 30, 2021, the Fund’s largest overweight allocations relative to the Russell 1000® Value Index were to the health care, information technology and financials sectors. Conversely, the Fund’s most significantly underweight allocations were to consumer staples, communication services and energy.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
12	MainStay WMC Value Fund

Portfolio of Investments April 30, 2021† (Unaudited)
	Shares	Value
Common Stocks 99.1%
Aerospace & Defense 5.4%
General Dynamics Corp.	71,900	$ 13,677,537
L3Harris Technologies, Inc.	67,200	14,060,256
Lockheed Martin Corp.	32,700	12,444,312
Raytheon Technologies Corp.	209,000	17,397,160
		57,579,265
Auto Components 1.1%
Gentex Corp.	347,200	12,214,496
Banks 11.5%
Bank of America Corp.	762,370	30,898,856
JPMorgan Chase & Co.	270,550	41,613,296
M&T Bank Corp.	91,200	14,381,328
PNC Financial Services Group, Inc. (The)	98,213	18,360,920
Truist Financial Corp.	304,900	18,083,619
		123,338,019
Beverages 1.4%
Keurig Dr Pepper, Inc.	435,900	15,627,015
Biotechnology 0.5%
Biogen, Inc. (a)	18,900	5,052,537
Building Products 2.4%
Fortune Brands Home & Security, Inc.	112,500	11,810,250
Johnson Controls International plc	221,807	13,827,448
		25,637,698
Capital Markets 4.5%
BlackRock, Inc.	22,110	18,114,723
Blackstone Group, Inc. (The)	167,300	14,804,377
LPL Financial Holdings, Inc.	96,600	15,137,220
		48,056,320
Chemicals 2.6%
Celanese Corp.	98,300	15,398,695
FMC Corp.	106,200	12,557,088
		27,955,783
Communications Equipment 3.8%
Cisco Systems, Inc.	553,420	28,174,612
F5 Networks, Inc. (a)	66,001	12,326,347
		40,500,959
Containers & Packaging 1.4%
Sealed Air Corp.	299,700	14,805,180
	Shares	Value

Electric Utilities 2.5%
Entergy Corp.	113,500	$ 12,404,415
Exelon Corp.	321,600	14,452,704
		26,857,119
Electrical Equipment 1.3%
nVent Electric plc	467,200	14,226,240
Electronic Equipment, Instruments & Components 1.6%
Corning, Inc.	384,478	16,997,772
Equity Real Estate Investment Trusts 3.7%
Crown Castle International Corp.	58,900	11,135,634
Gaming and Leisure Properties, Inc.	355,600	16,531,844
Host Hotels & Resorts, Inc.	645,300	11,718,648
		39,386,126
Food Products 1.4%
Mondelez International, Inc., Class A	246,160	14,968,990
Health Care Equipment & Supplies 4.8%
Becton Dickinson and Co.	63,900	15,898,959
Boston Scientific Corp. (a)	340,100	14,828,360
Medtronic plc	163,680	21,428,986
		52,156,305
Health Care Providers & Services 4.9%
Anthem, Inc.	61,096	23,179,211
Centene Corp. (a)	181,400	11,199,636
UnitedHealth Group, Inc.	46,087	18,379,496
		52,758,343
Hotels, Restaurants & Leisure 1.0%
Booking Holdings, Inc. (a)	4,400	10,850,752
Household Durables 1.3%
Lennar Corp., Class A	137,649	14,260,436
Insurance 6.6%
Assurant, Inc.	97,600	15,186,560
Chubb Ltd.	115,619	19,839,064
MetLife, Inc.	354,702	22,569,688
Progressive Corp. (The)	130,600	13,156,644
		70,751,956
Interactive Media & Services 2.7%
Alphabet, Inc., Class C (a)	12,047	29,034,716

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
IT Services 2.8%
Amdocs Ltd.	193,600	$ 14,856,864
Global Payments, Inc.	69,300	14,873,859
		29,730,723
Machinery 1.3%
Middleby Corp. (The) (a)	74,700	13,544,604
Media 2.6%
Comcast Corp., Class A	507,515	28,496,967
Metals & Mining 1.1%
Rio Tinto plc, Sponsored ADR (b)	137,642	11,707,829
Multi-Utilities 2.7%
Dominion Energy, Inc.	193,900	15,492,610
Sempra Energy	97,900	13,468,103
		28,960,713
Oil, Gas & Consumable Fuels 2.5%
Phillips 66	166,100	13,439,151
Pioneer Natural Resources Co.	90,100	13,860,083
		27,299,234
Pharmaceuticals 7.2%
AstraZeneca plc, Sponsored (b)	249,400	13,235,658
Eli Lilly and Co.	91,500	16,723,455
Merck & Co., Inc.	119,200	8,880,400
Pfizer, Inc.	709,713	27,430,408
Roche Holding AG	33,939	11,059,673
		77,329,594
Real Estate Management & Development 1.2%
CBRE Group, Inc., Class A (a)	151,300	12,890,760
Road & Rail 2.6%
Knight-Swift Transportation Holdings, Inc.	306,200	14,428,144
Union Pacific Corp.	63,200	14,036,088
		28,464,232
Semiconductors & Semiconductor Equipment 4.6%
Analog Devices, Inc.	77,900	11,931,164
KLA Corp.	31,300	9,870,455
Micron Technology, Inc. (a)	171,700	14,778,219
	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Qorvo, Inc. (a)	68,900	$ 12,964,913
		49,544,751
Software 1.0%
VMware, Inc., Class A (a)	68,600	11,032,938
Specialty Retail 3.1%
Home Depot, Inc. (The)	60,626	19,622,817
TJX Cos., Inc. (The)	194,600	13,816,600
		33,439,417
Total Common Stocks (Cost $936,637,359)		1,065,457,789
Short-Term Investments 1.8%
Affiliated Investment Company 0.8%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	8,073,967	8,073,967
Unaffiliated Investment Company 1.0%
BlackRock Liquidity FedFund, 0.05% (c)(d)	10,987,170	10,987,170
Total Short-Term Investments (Cost $19,061,137)		19,061,137
Total Investments (Cost $955,698,496)	100.9%	1,084,518,926
Other Assets, Less Liabilities	(0.9)	(10,092,896)
Net Assets	100.0%	$ 1,074,426,030

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of April 30, 2021, the aggregate market value of securities on loan was $11,055,618; the total market value of collateral held by the Fund was $11,631,732. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $644,562. The Fund received cash collateral with a value of $10,987,170. (See Note 2(I))
(c)	Current yield as of April 30, 2021.
(d)	Represents a security purchased with cash collateral received for securities on loan.

Abbreviation(s):
ADR—American Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay WMC Value Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,065,457,789	$ —	$ —	$ 1,065,457,789
Short-Term Investments
Affiliated Investment Company	8,073,967	—	—	8,073,967
Unaffiliated Investment Company	10,987,170	—	—	10,987,170
Total Short-Term Investments	19,061,137	—	—	19,061,137
Total Investments in Securities	$ 1,084,518,926	$ —	$ —	$ 1,084,518,926

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $947,624,529) including securities on loan of $11,055,618	$1,076,444,959
Investment in affiliated investment companies, at value (identified cost $8,073,967)	8,073,967
Receivables:
Investment securities sold	1,560,644
Dividends and interest	630,789
Fund shares sold	110,079
Other assets	129,076
Total assets	1,086,949,514
Liabilities
Cash collateral received for securities on loan	10,987,170
Due to custodian	195,991
Payables:
Manager (See Note 3)	647,286
Fund shares redeemed	326,493
NYLIFE Distributors (See Note 3)	144,481
Transfer agent (See Note 3)	139,127
Professional fees	40,665
Shareholder communication	36,965
Custodian	2,682
Securities lending	18
Accrued expenses	2,606
Total liabilities	12,523,484
Net assets	$1,074,426,030
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 203,940
Additional paid-in-capital	355,182,963
355,386,903
Total distributable earnings (loss)	719,039,127
Net assets	$1,074,426,030
Class A
Net assets applicable to outstanding shares	$525,009,266
Shares of beneficial interest outstanding	10,075,755
Net asset value per share outstanding	$ 52.11
Maximum sales charge (5.50% of offering price)	3.03
Maximum offering price per share outstanding	$ 55.14
Investor Class
Net assets applicable to outstanding shares	$ 72,614,657
Shares of beneficial interest outstanding	1,394,920
Net asset value per share outstanding	$ 52.06
Maximum sales charge (5.00% of offering price)	2.74
Maximum offering price per share outstanding	$ 54.80
Class B
Net assets applicable to outstanding shares	$ 15,712,107
Shares of beneficial interest outstanding	352,188
Net asset value and offering price per share outstanding	$ 44.61
Class C
Net assets applicable to outstanding shares	$ 12,126,498
Shares of beneficial interest outstanding	271,751
Net asset value and offering price per share outstanding	$ 44.62
Class I
Net assets applicable to outstanding shares	$ 99,498,649
Shares of beneficial interest outstanding	1,838,857
Net asset value and offering price per share outstanding	$ 54.11
Class R1
Net assets applicable to outstanding shares	$ 53,086
Shares of beneficial interest outstanding	1,009
Net asset value and offering price per share outstanding (a)	$ 52.63
Class R2
Net assets applicable to outstanding shares	$ 985,915
Shares of beneficial interest outstanding	18,791
Net asset value and offering price per share outstanding	$ 52.47
Class R3
Net assets applicable to outstanding shares	$ 1,093,578
Shares of beneficial interest outstanding	20,968
Net asset value and offering price per share outstanding	$ 52.15
Class R6
Net assets applicable to outstanding shares	$347,332,274
Shares of beneficial interest outstanding	6,419,712
Net asset value and offering price per share outstanding	$ 54.10

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay WMC Value Fund

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $29,778)	$ 6,512,855
Dividend distributions from affiliated investment companies	53,870
Securities lending	8,845
Dividends-affiliated	465
Interest	365
Other	51
Total income	6,576,451
Expenses
Manager (See Note 3)	3,847,125
Distribution/Service—Class A (See Note 3)	585,239
Distribution/Service—Investor Class (See Note 3)	91,551
Distribution/Service—Class B (See Note 3)	77,021
Distribution/Service—Class C (See Note 3)	74,314
Distribution/Service—Class R2 (See Note 3)	1,078
Distribution/Service—Class R3 (See Note 3)	3,432
Transfer agent (See Note 3)	381,652
Professional fees	59,118
Registration	56,506
Shareholder communication	37,083
Custodian	15,669
Trustees	10,541
Insurance	3,803
Shareholder service (See Note 3)	1,141
Miscellaneous	23,479
Total expenses before waiver/reimbursement	5,268,752
Expense waiver/reimbursement from Manager (See Note 3)	(985)
Net expenses	5,267,767
Net investment income (loss)	1,308,684
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	591,849,770
Foreign currency transactions	(14,303)
Net realized gain (loss)	591,835,467
Net change in unrealized appreciation (depreciation) on investments	(276,388,882)
Net realized and unrealized gain (loss)	315,446,585
Net increase (decrease) in net assets resulting from operations	$ 316,755,269
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,308,684	$ 6,017,232
Net realized gain (loss)	591,835,467	33,059,775
Net change in unrealized appreciation (depreciation)	(276,388,882)	(14,979,349)
Net increase (decrease) in net assets resulting from operations	316,755,269	24,097,658
Distributions to shareholders:
Class A	(16,312,168)	(35,152,551)
Investor Class	(2,713,991)	(6,477,707)
Class B	(590,306)	(1,807,649)
Class C	(589,734)	(1,954,564)
Class I	(17,065,424)	(39,605,302)
Class R1	(1,674)	(2,963)
Class R2	(28,928)	(63,839)
Class R3	(95,950)	(184,909)
Total distributions to shareholders	(37,398,175)	(85,249,484)
Capital share transactions:
Net proceeds from sales of shares	17,186,669	56,997,188
Net asset value of shares issued to shareholder in reinvestment of distributions	36,435,923	83,179,267
Cost of shares redeemed	(166,558,522)	(214,672,993)
Increase (decrease) in net assets derived from capital share transactions	(112,935,930)	(74,496,538)
Net increase (decrease) in net assets	166,421,164	(135,648,364)
Net Assets
Beginning of period	908,004,866	1,043,653,230
End of period	$1,074,426,030	$ 908,004,866
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay WMC Value Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 39.49	$ 42.24	$ 41.20	$ 43.76	$ 35.92	$ 43.32
Net investment income (loss) (a)	0.04	0.21	0.26	0.23	0.21	0.33
Net realized and unrealized gain (loss) on investments	14.25	0.55	4.88	1.78	8.50	(0.63)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00‡	0.00‡	0.01	0.00‡	(0.00)‡
Total from investment operations	14.29	0.76	5.14	2.02	8.71	(0.30)
Less distributions:
From net investment income	(0.25)	(0.31)	(0.28)	(0.21)	(0.48)	(0.40)
From net realized gain on investments	(1.42)	(3.20)	(3.82)	(4.37)	(0.39)	(6.70)
Total distributions	(1.67)	(3.51)	(4.10)	(4.58)	(0.87)	(7.10)
Net asset value at end of period	$ 52.11	$ 39.49	$ 42.24	$ 41.20	$ 43.76	$ 35.92
Total investment return (b)	36.99%	1.66%	13.54%	4.88%	24.73%	(0.57)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.19%††	0.55%	0.67%	0.57%	0.52%	0.92%
Net expenses (c)	1.09%††	1.10% (d)	1.11%	1.10%	1.10% (d)	1.09% (d)
Portfolio turnover rate	7%	16%	20%	15%	15%	42%
Net assets at end of period (in 000’s)	$ 525,009	$ 389,530	$ 427,040	$ 384,637	$ 389,582	$ 285,431

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 39.40	$ 42.17	$ 41.15	$ 43.68	$ 35.85	$ 43.27
Net investment income (loss) (a)	(0.02)	0.10	0.18	0.17	0.14	0.25
Net realized and unrealized gain (loss) on investments	14.23	0.53	4.86	1.78	8.49	(0.63)
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	0.00	0.00	(0.00)	0.00	(0.00)
Total from investment operations	14.21	0.63	5.04	1.95	8.63	(0.38)
Less distributions:
From net investment income	(0.13)	(0.20)	(0.20)	(0.11)	(0.41)	(0.34)
From net realized gain on investments	(1.42)	(3.20)	(3.82)	(4.37)	(0.39)	(6.70)
Total distributions	(1.55)	(3.40)	(4.02)	(4.48)	(0.80)	(7.04)
Net asset value at end of period	$ 52.06	$ 39.40	$ 42.17	$ 41.15	$ 43.68	$ 35.85
Total investment return (b)	36.80%	1.35%	13.27%	4.69%	24.50%	(0.79)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.08)%††	0.25%	0.46%	0.39%	0.36%	0.71%
Net expenses (c)	1.39%††	1.40% (d)	1.33%	1.29%	1.29% (d)	1.29% (d)
Expenses (before waiver/reimbursement)	1.39%††	1.41%	1.38%	1.31%	1.29%	1.29%
Portfolio turnover rate	7%	16%	20%	15%	15%	42%
Net assets at end of period (in 000’s)	$ 72,615	$ 69,423	$ 80,733	$ 76,844	$ 90,928	$ 139,775

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay WMC Value Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class B		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 33.97	$ 36.88	$ 36.53	$ 39.43	$ 32.42	$ 39.74
Net investment income (loss) (a)	(0.17)	(0.16)	(0.09)	(0.13)	(0.13)	(0.01)
Net realized and unrealized gain (loss) on investments	12.23	0.45	4.26	1.60	7.67	(0.60)
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	0.00	0.00	(0.00)	0.00	(0.00)
Total from investment operations	12.06	0.29	4.17	1.47	7.54	(0.61)
Less distributions:
From net investment income	—	—	—	—	(0.14)	(0.01)
From net realized gain on investments	(1.42)	(3.20)	(3.82)	(4.37)	(0.39)	(6.70)
Total distributions	(1.42)	(3.20)	(3.82)	(4.37)	(0.53)	(6.71)
Net asset value at end of period	$ 44.61	$ 33.97	$ 36.88	$ 36.53	$ 39.43	$ 32.42
Total investment return (b)	36.27%	0.57%	12.45%	3.91%	23.55%	(1.52)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.84)%††	(0.48)%	(0.27)%	(0.35)%	(0.37)%	(0.03)%
Net expenses (c)	2.14%††	2.15% (d)	2.08%	2.04%	2.05% (d)	2.04% (d)
Expenses (before waiver/reimbursement)	2.14%††	2.16%	2.13%	2.06%	2.05%	2.04%
Portfolio turnover rate	7%	16%	20%	15%	15%	42%
Net assets at end of period (in 000’s)	$ 15,712	$ 14,212	$ 21,088	$ 26,571	$ 35,841	$ 40,977

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 33.98	$ 36.88	$ 36.53	$ 39.43	$ 32.42	$ 39.73
Net investment income (loss) (a)	(0.16)	(0.16)	(0.07)	(0.14)	(0.13)	(0.01)
Net realized and unrealized gain (loss) on investments	12.22	0.46	4.24	1.61	7.67	(0.59)
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	0.00	0.00	(0.00)	0.00	(0.00)
Total from investment operations	12.06	0.30	4.17	1.47	7.54	(0.60)
Less distributions:
From net investment income	—	—	—	—	(0.14)	(0.01)
From net realized gain on investments	(1.42)	(3.20)	(3.82)	(4.37)	(0.39)	(6.70)
Total distributions	(1.42)	(3.20)	(3.82)	(4.37)	(0.53)	(6.71)
Net asset value at end of period	$ 44.62	$ 33.98	$ 36.88	$ 36.53	$ 39.43	$ 32.42
Total investment return (b)	36.26%	0.60%	12.45%	3.91%	23.55%	(1.52)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.82)%††	(0.48)%	(0.22)%	(0.36)%	(0.37)%	(0.03)%
Net expenses (c)	2.14%††	2.15% (d)	2.07%	2.04%	2.05% (d)	2.04% (d)
Expenses (before waiver/reimbursement)	2.14%††	2.16%	2.12%	2.06%	2.05%	2.04%
Portfolio turnover rate	7%	16%	20%	15%	15%	42%
Net assets at end of period (in 000’s)	$ 12,126	$ 14,315	$ 22,933	$ 65,288	$ 79,665	$ 92,457

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay WMC Value Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 40.99	$ 43.71	$ 42.51	$ 45.00	$ 36.92	$ 44.35
Net investment income (loss) (a)	0.11	0.32	0.38	0.36	0.34	0.43
Net realized and unrealized gain (loss) on investments	14.78	0.57	5.02	1.84	8.70	(0.65)
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	0.00	0.00	(0.00)	0.00	(0.00)
Total from investment operations	14.89	0.89	5.40	2.20	9.04	(0.22)
Less distributions:
From net investment income	(0.35)	(0.41)	(0.38)	(0.32)	(0.57)	(0.51)
From net realized gain on investments	(1.42)	(3.20)	(3.82)	(4.37)	(0.39)	(6.70)
Total distributions	(1.77)	(3.61)	(4.20)	(4.69)	(0.96)	(7.21)
Net asset value at end of period	$ 54.11	$ 40.99	$ 43.71	$ 42.51	$ 45.00	$ 36.92
Total investment return (b)	37.15%	1.92%	13.80%	5.17%	25.01%	(0.33)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.46%††	0.81%	0.93%	0.83%	0.84%	1.17%
Net expenses (c)	0.85%††	0.85% (d)	0.86%	0.85%	0.85% (d)	0.84% (d)
Portfolio turnover rate	7%	16%	20%	15%	15%	42%
Net assets at end of period (in 000’s)	$ 99,499	$ 417,329	$ 488,730	$ 484,839	$ 634,730	$ 807,694

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class R1		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 39.90	$ 42.64	$ 41.53	$ 44.07	$ 36.16	$ 43.57
Net investment income (loss) (a)	0.08	0.27	0.33	0.37	0.27	0.38
Net realized and unrealized gain (loss) on investments	14.39	0.56	4.91	1.73	8.56	(0.63)
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	0.00	0.00	(0.00)	0.00	(0.00)
Total from investment operations	14.47	0.83	5.24	2.10	8.83	(0.25)
Less distributions:
From net investment income	(0.32)	(0.37)	(0.31)	(0.27)	(0.53)	(0.46)
From net realized gain on investments	(1.42)	(3.20)	(3.82)	(4.37)	(0.39)	(6.70)
Total distributions	(1.74)	(3.57)	(4.13)	(4.64)	(0.92)	(7.16)
Net asset value at end of period	$ 52.63	$ 39.90	$ 42.64	$ 41.53	$ 44.07	$ 36.16
Total investment return (b)	37.09%	1.82%	13.71%	5.05%	24.92%	(0.43)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.34%††	0.69%	0.83%	0.88%	0.67%	1.06%
Net expenses (c)	0.94%††	0.95% (d)	0.96%	0.95%	0.95% (d)	0.94% (d)
Portfolio turnover rate	7%	16%	20%	15%	15%	42%
Net assets at end of period (in 000’s)	$ 53	$ 38	$ 35	$ 30	$ 3,208	$ 2,500

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay WMC Value Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class R2		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 39.74	$ 42.48	$ 41.38	$ 43.93	$ 36.05	$ 43.44
Net investment income (loss) (a)	0.02	0.18	0.23	0.21	0.20	0.29
Net realized and unrealized gain (loss) on investments	14.34	0.55	4.89	1.78	8.50	(0.63)
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	0.00	0.00	(0.00)	0.00	(0.00)
Total from investment operations	14.36	0.73	5.12	1.99	8.70	(0.34)
Less distributions:
From net investment income	(0.21)	(0.27)	(0.20)	(0.17)	(0.43)	(0.35)
From net realized gain on investments	(1.42)	(3.20)	(3.82)	(4.37)	(0.39)	(6.70)
Total distributions	(1.63)	(3.47)	(4.02)	(4.54)	(0.82)	(7.05)
Net asset value at end of period	$ 52.47	$ 39.74	$ 42.48	$ 41.38	$ 43.93	$ 36.05
Total investment return (b)	36.92%	1.57%	13.42%	4.77%	24.60%	(0.68)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.09%††	0.45%	0.59%	0.50%	0.51%	0.80%
Net expenses (c)	1.19%††	1.20% (d)	1.21%	1.20%	1.20% (d)	1.20% (d)
Portfolio turnover rate	7%	16%	20%	15%	15%	42%
Net assets at end of period (in 000’s)	$ 986	$ 716	$ 780	$ 881	$ 2,583	$ 3,528

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class R3		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 39.48	$ 42.24	$ 41.15	$ 43.71	$ 35.87	$ 43.22
Net investment income (loss) (a)	(0.01)	0.07	0.13	0.08	0.07	0.20
Net realized and unrealized gain (loss) on investments	14.23	0.54	4.87	1.79	8.50	(0.62)
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	0.00	0.00	(0.00)	0.00	(0.00)
Total from investment operations	14.22	0.61	5.00	1.87	8.57	(0.42)
Less distributions:
From net investment income	(0.13)	(0.17)	(0.09)	(0.06)	(0.34)	(0.23)
From net realized gain on investments	(1.42)	(3.20)	(3.82)	(4.37)	(0.39)	(6.70)
Total distributions	(1.55)	(3.37)	(3.91)	(4.43)	(0.73)	(6.93)
Net asset value at end of period	$ 52.15	$ 39.48	$ 42.24	$ 41.15	$ 43.71	$ 35.87
Total investment return (b)	36.74%	1.29%	13.14%	4.51%	24.29%	(0.91)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.02)%††	0.19%	0.32%	0.20%	0.17%	0.57%
Net expenses (c)	1.45%††	1.45% (d)	1.46%	1.45%	1.45% (d)	1.44% (d)
Portfolio turnover rate	7%	16%	20%	15%	15%	42%
Net assets at end of period (in 000’s)	$ 1,094	$ 2,442	$ 2,314	$ 1,931	$ 1,004	$ 806

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

April 26, 2021^ through April 30, 2021*
Class R6
Net asset value at beginning of period	$ 53.83
Net investment income (loss) (a)	0.11
Net realized and unrealized gain (loss) on investments	0.16
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡
Total from investment operations	0.27
Net asset value at end of period	$ 54.10
Total investment return (b)	0.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.47%
Net expenses†† (c)	0.70%
Portfolio turnover rate	7%
Net assets at end of period (in 000’s)	$ 347,332

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay WMC Value Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay WMC Value Fund (formerly MainStay MAP Equity Fund) (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 9, 1999
Investor Class	February 28, 2008
Class B	June 9, 1999
Class C	June 9, 1999
Class I	January 21, 1971
Class R1	January 2, 2004
Class R2	January 2, 2004
Class R3	April 28, 2006
Class R6	April 26, 2021
SIMPLE Class	N/A*

•	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE
Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek long-term appreciation of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

27

Notes to Financial Statements (Unaudited) (continued)
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.

28	MainStay WMC Value Fund

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and
29

Notes to Financial Statements (Unaudited) (continued)
distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(J) Foreign Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected

30	MainStay WMC Value Fund

by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective March 5, 2021 due to the termination of Markston and Epoch as the Fund’s subadvisors and the appointment of Wellington Management Company LLP (“Wellington” or the “Subadvisor”) as the Fund’s subadvisor. Wellington, a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund’s assets. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Effective April 26, 2021, under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.66% on assets up to $1 billion; 0.64% on assets from $1 billion to $3 billion; and 0.62% on assets over $3 billion.
Effective April 26, 2021, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.70% of its average daily net assets. In addition, New York Life
Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Prior to April 26, 2021, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $1 billion; 0.70% from $1 billion to $3 billion; and 0.675% in excess of $3 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2021, the effective management fee rate was 0.76%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.
During the six-month period ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $3,847,125 and waived fees and/or reimbursed certain class specific expenses in the amount of $985 and paid Markston, Epoch and Wellington $1,382,527, $640,225 and $33,906, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
31

Notes to Financial Statements (Unaudited) (continued)
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R1 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2021, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 23
Class R2	431
Class R3	686
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2021, were $12,158 and $6,297, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Investor Class shares during the six-month period ended April 30, 2021, of $17 and $1, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$105,826	$—
Investor Class	125,468	—
Class B	26,391	—
Class C	25,460	—
Class I	97,839	—
Class R1	11	—
Class R2	195	—
Class R3	310	—
Class R6	152	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

32	MainStay WMC Value Fund

(F) Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 5,057	$ 134,116	$ (131,099)	$ —	$ —	$ 8,074	$ —(a)	$ —	8,074

(a)	Less than $500.

(G) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$25,125	0.0%‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$958,623,728	$133,750,329	$(7,855,131)	$125,895,198
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$ 7,936,116
Long-Term Capital Gains	77,313,368
Total	$85,249,484
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $1,731 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.

33

Notes to Financial Statements (Unaudited) (continued)
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of securities, other than short-term securities, were $70,182 and $216,677, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	234,352	$ 10,956,932
Shares issued to shareholders in reinvestment of distributions	356,089	15,628,734
Shares redeemed	(819,985)	(38,436,672)
Net increase (decrease) in shares outstanding before conversion	(229,544)	(11,851,006)
Shares converted into Class A (See Note 1)	442,983	20,465,549
Shares converted from Class A (See Note 1)	(1,905)	(83,162)
Net increase (decrease)	211,534	$ 8,531,381
Year ended October 31, 2020:
Shares sold	529,300	$ 20,239,103
Shares issued to shareholders in reinvestment of distributions	843,190	33,837,200
Shares redeemed	(1,951,518)	(74,696,185)
Net increase (decrease) in shares outstanding before conversion	(579,028)	(20,619,882)
Shares converted into Class A (See Note 1)	339,901	13,474,760
Shares converted from Class A (See Note 1)	(7,078)	(251,232)
Net increase (decrease)	(246,205)	$ (7,396,354)

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	26,524	$ 1,234,160
Shares issued to shareholders in reinvestment of distributions	61,674	2,707,491
Shares redeemed	(83,015)	(3,869,318)
Net increase (decrease) in shares outstanding before conversion	5,183	72,333
Shares converted into Investor Class (See Note 1)	20,850	984,580
Shares converted from Investor Class (See Note 1)	(393,049)	(18,120,239)
Net increase (decrease)	(367,016)	$ (17,063,326)
Year ended October 31, 2020:
Shares sold	96,681	$ 3,654,326
Shares issued to shareholders in reinvestment of distributions	160,931	6,462,976
Shares redeemed	(196,367)	(7,659,132)
Net increase (decrease) in shares outstanding before conversion	61,245	2,458,170
Shares converted into Investor Class (See Note 1)	47,537	1,774,854
Shares converted from Investor Class (See Note 1)	(261,205)	(10,496,913)
Net increase (decrease)	(152,423)	$ (6,263,889)

Class B	Shares	Amount
Period ended April 30, 2021:
Shares sold	4,260	$ 169,271
Shares issued to shareholders in reinvestment of distributions	15,616	589,371
Shares redeemed	(36,669)	(1,462,090)
Net increase (decrease) in shares outstanding before conversion	(16,793)	(703,448)
Shares converted from Class B (See Note 1)	(49,367)	(1,973,037)
Net increase (decrease)	(66,160)	$ (2,676,485)
Year ended October 31, 2020:
Shares sold	9,341	$ 302,019
Shares issued to shareholders in reinvestment of distributions	51,808	1,806,015
Shares redeemed	(100,807)	(3,293,066)
Net increase (decrease) in shares outstanding before conversion	(39,658)	(1,185,032)
Shares converted from Class B (See Note 1)	(113,870)	(3,737,122)
Net increase (decrease)	(153,528)	$ (4,922,154)

34	MainStay WMC Value Fund

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	5,851	$ 236,319
Shares issued to shareholders in reinvestment of distributions	15,311	577,993
Shares redeemed	(137,782)	(5,676,312)
Net increase (decrease) in shares outstanding before conversion	(116,620)	(4,862,000)
Shares converted from Class C (See Note 1)	(32,913)	(1,346,848)
Net increase (decrease)	(149,533)	$ (6,208,848)
Year ended October 31, 2020:
Shares sold	48,129	$ 1,523,344
Shares issued to shareholders in reinvestment of distributions	52,580	1,833,460
Shares redeemed	(275,982)	(9,304,419)
Net increase (decrease) in shares outstanding before conversion	(175,273)	(5,947,615)
Shares converted from Class C (See Note 1)	(25,291)	(816,851)
Net increase (decrease)	(200,564)	$ (6,764,466)

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	93,131	$ 4,493,177
Shares issued to shareholders in reinvestment of distributions	369,174	16,808,484
Shares redeemed	(2,388,293)	(115,146,818)
Net increase (decrease) in shares outstanding before conversion	(1,925,988)	(93,845,157)
Shares converted into Class I (See Note 1)	1,629	73,157
Shares converted from Class I (See Note 1)	(6,419,247)	(345,548,082)
Net increase (decrease)	(8,343,606)	$(439,320,082)
Year ended October 31, 2020:
Shares sold	991,315	$ 30,868,280
Shares issued to shareholders in reinvestment of distributions	938,246	38,993,531
Shares redeemed	(2,929,764)	(119,324,440)
Net increase (decrease) in shares outstanding before conversion	(1,000,203)	(49,462,629)
Shares converted into Class I (See Note 1)	1,177	52,504
Net increase (decrease)	(999,026)	$ (49,410,125)

Class R1	Shares	Amount
Period ended April 30, 2021:
Shares sold	12	$ 548
Shares issued to shareholders in reinvestment of distributions	38	1,674
Net increase (decrease)	50	$ 2,222
Year ended October 31, 2020:
Shares sold	58	$ 2,266
Shares issued to shareholders in reinvestment of distributions	73	2,963
Net increase (decrease)	131	$ 5,229

Class R2	Shares	Amount
Period ended April 30, 2021:
Shares sold	752	$ 35,138
Shares issued to shareholders in reinvestment of distributions	593	26,226
Shares redeemed	(570)	(25,856)
Net increase (decrease)	775	$ 35,508
Year ended October 31, 2020:
Shares sold	2,112	$ 80,909
Shares issued to shareholders in reinvestment of distributions	1,445	58,398
Shares redeemed	(3,897)	(155,577)
Net increase (decrease)	(340)	$ (16,270)

Class R3	Shares	Amount
Period ended April 30, 2021:
Shares sold	783	$ 36,124
Shares issued to shareholders in reinvestment of distributions	2,181	95,950
Shares redeemed	(43,846)	(1,941,456)
Net increase (decrease)	(40,882)	$ (1,809,382)
Year ended October 31, 2020:
Shares sold	8,700	$ 326,941
Shares issued to shareholders in reinvestment of distributions	4,589	184,724
Shares redeemed	(6,220)	(240,174)
Net increase (decrease)	7,069	$ 271,491

Class R6(a)	Shares	Amount
Period ended April 30, 2021:
Shares sold	465	$ 25,000
Net increase (decrease) in shares outstanding before conversion	465	25,000
Shares converted into Class R6 (See Note 1)	6,419,247	345,548,082
Net increase (decrease)	6,419,712	$ 345,573,082

(a)	The inception of the class was April 26, 2021.
Note 10–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
35

Notes to Financial Statements (Unaudited) (continued)
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
36	MainStay WMC Value Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited)
The continuation of the Management Agreement with respect to the MainStay WMC Value Fund (formerly known as the MainStay MAP Equity Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of Epoch Investment Partners, Inc. (“Epoch”) and Markston International LLC (“Markston”) with respect to the Fund (collectively, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments, Epoch and Markston in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, Epoch and/or Markston that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments, Epoch and Markston in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and Epoch personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments, Epoch and Markston; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments, Epoch and Markston; (iii) the costs of the services provided, and profits realized, by New York Life Investments, Epoch and Markston from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments, Epoch and Markston. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments, Epoch and Markston resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and

37

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited) (continued)
operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments, Epoch and Markston
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of Epoch and Markston, making recommendations to the Board as to whether the Subadvisory Agreements should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Epoch and Markston and ongoing analysis of, and interactions with, Epoch and Markston with respect to, among other things, the Fund’s investment performance and risks as well as Epoch’s and Markston’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that Epoch and Markston provide to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated Epoch’s and Markston’s experience in serving as subadvisor to the Fund and advising other portfolios and Epoch’s and Markston’s track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch and Markston and New York Life Investments’, Epoch’s and Markston’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments, Epoch and Markston and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed Epoch’s and Markston’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments, Epoch and Markston to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

38	MainStay WMC Value Fund

Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to Epoch and Markston as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, Epoch or Markston had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-, three-, five- and ten-year periods ended July 31, 2020. The Board considered its discussions with representatives from New York Life Investments, Epoch and Markston regarding the Fund’s investment performance.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments, Epoch and Markston
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Epoch and Markston due to their relationships with the Fund. The Board considered that Epoch’s and Markston’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Fund, and the relevance of Epoch’s and Markston’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments, Epoch and Markston and profits realized by New York Life Investments and its affiliates and Epoch and Markston, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board also considered the financial resources of New York Life Investments, Epoch and Markston and acknowledged that New York Life Investments, Epoch and Markston must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, Epoch and Markston to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Markston from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Markston in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between each of Epoch and Markston and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific
39

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited) (continued)
investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Epoch and Markston, the Board considered that any profits realized by each of Epoch and Markston due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and each of Epoch and Markston, acknowledging that any such profits are based on the subadvisory fee paid to Epoch and Markston by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to Epoch and Markston are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, Epoch and Markston on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent

40	MainStay WMC Value Fund

consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
41

Board consideration and Approval of Subadvisory Agreement with Wellington Management Company LLP (Unaudited)
The Subadvisory Agreement between New York Life Investment Management LLC (“New York Life Investments”) and Wellington Management Company LLP (“Wellington”) with respect to the MainStay WMC Value Fund (formerly known as the MainStay MAP Equity Fund) (“Fund”) (“New Subadvisory Agreement”), must be approved initially and, following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its February 3, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the New Subadvisory Agreement for an initial two-year period.
At meetings held on January 21, January 25 and February 3, 2021, the Board considered and approved New York Life Investments’ recommendations to appoint Wellington as the subadvisor to the Fund, to approve the New Subadvisory Agreement, to approve the related changes to the Fund’s principal investment strategies, name, investment process and primary benchmark, to approve the reduction of the Fund’s contractual management fee and to approve the establishment of a new expense limitation agreement for Class I shares of the Fund (the “Repositioning”), all effective on or about April 26, 2021. The Board noted that the material terms of the New Subadvisory Agreement are substantially identical to the terms of the then-current subadvisory agreement with each of Epoch Investment Partners, Inc. (“Epoch”) and Markston International LLC (“Markston”) with respect to the Fund, but that the subadvisory fee schedule under the New Subadvisory Agreement with Wellington includes fees that are lower at every level of assets than the subadvisory fees paid to Epoch and Markston under the then-current subadvisory agreements.
In reaching the decisions to approve the Repositioning and New Subadvisory Agreement, the Board considered information furnished by New York Life Investments and Wellington in connection with meetings of the Board and its Contracts, Investment and Risk and Compliance Oversight Committees held on January 21, January 25 and February 3, 2021, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. The Board also considered information on the fees charged to other investment advisory clients of Wellington that follow investment strategies similar to those proposed for the Fund, as repositioned, and, when applicable, the rationale for any differences in the Fund’s proposed subadvisory fee and the fees charged to those other investment advisory clients. In addition, the Board considered information previously provided to the Board in connection with its review of the subadvisory agreements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee. The Board also considered information furnished by Wellington in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the New Subadvisory Agreement and investment performance reports on the Fund as well as presentations from New York Life Investments and Wellington personnel. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In considering the Repositioning and the New Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services to be provided to the Fund by Wellington; (ii) the investment performance of the Fund, the qualifications of the proposed portfolio managers of the Fund and the historical investment performance of products managed by such portfolio managers with investment strategies similar to those of the Fund, as repositioned; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by Wellington from its relationship with the Fund; (iv) the extent to which economies of scale may be realized if the Fund grows and the extent to which economies of scale may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s proposed subadvisory fee to be paid by New York Life Investments to Wellington and estimated total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s proposed fees and estimated expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s proposed fees and estimated total ordinary operating expenses as compared to the peer funds identified by New York Life Investments.
Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement were based on a consideration of the information provided to the Trustees throughout the year, such as presentations from Wellington personnel, as well as information furnished specifically in connection with the contract review process for the Fund, in each case as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Wellington with respect to the Fund. The Board took note of New York Life Investments’ belief that Wellington, with its resources and historical investment performance track record for strategies similar to those of the Fund, as repositioned, is well qualified to serve as the Fund’s subadvisor. In addition to considering the

42	MainStay WMC Value Fund

above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decisions.
Nature, Extent and Quality of Services to be Provided by Wellington
In considering the Repositioning and the New Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Fund, noting that New York Life Investments is responsible for supervising the Fund’s subadvisor. The Board examined the nature, extent and quality of the investment advisory services that Wellington proposed to provide to the Fund. Further, the Board evaluated and/or examined the following with regard to Wellington:
•	experience in providing investment advisory services;
•	experience in serving as advisor or subadvisor to other funds with similar strategies as those of the Fund, as repositioned, and the performance track record of those funds;
•	experience of investment advisory, senior management and administrative personnel;
•	overall legal and compliance environment, resources and history and policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Wellington;
•	New York Life Investments’ and Wellington’s belief that their respective compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws and their commitment to further developing and strengthening compliance programs relating to the MainStay Group of Funds generally and the Fund specifically;
•	ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund;
•	portfolio construction and risk management processes;
•	experience of the Fund’s proposed portfolio managers, including with respect to investment strategies similar to those of the Fund, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers; and
•	overall reputation, financial condition and assets under management.
Based on these considerations, the Board concluded that the Fund would likely benefit from the nature, extent and quality of the proposed investment advisory services to be provided by Wellington.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance and remediation efforts undertaken by New York Life Investments, and other alternatives to the Repositioning, and the New Subadvisory Agreement considered by New York Life Investments. In addition, the Board considered steps taken to seek to improve the Fund’s investment performance and discussions between the Fund’s current portfolio management team and the Investment Committee of the Board. The Board further considered that shareholders may benefit from Wellington’s investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not yet been implemented so an investment performance track record for the Fund, as repositioned, was not available.
The Board evaluated the Fund’s proposed portfolio management team, investment process, strategies and risks. The Board noted that Wellington currently manages one or more portfolios with investment strategies similar to those of the Fund, as repositioned. Additionally, the Board considered the historical performance of such portfolio or portfolios and other portfolios managed by the proposed portfolio managers for the Fund. Based on these considerations, the Board concluded that the Fund was likely to be managed responsibly and capably by Wellington.
Based on these considerations, the Board concluded that the selection of Wellington as the subadvisor to the Fund is likely to benefit the Fund’s long-term investment performance.
Costs of the Services to be Provided, and Profits to be Realized, by Wellington
The Board considered the anticipated costs of the services to be provided by Wellington under the New Subadvisory Agreement and the profits expected to be realized by Wellington due to its relationship with the Fund. The Board considered that Wellington’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that these fees would be paid by New York Life Investments, not the Fund.
In evaluating the anticipated costs of the services to be provided by Wellington and profits expected to be realized by Wellington, the Board considered, among other factors, Wellington’s investments in, or willingness to invest in, personnel, systems, equipment and other
43

Board consideration and Approval of Subadvisory Agreement with Wellington Management Company LLP (Unaudited) (continued)
resources and infrastructure to support and further enhance the services proposed to be provided to the Fund, and that New York Life Investments would be responsible for paying the subadvisory fee to Wellington. The Board also considered the financial resources of Wellington and acknowledged that Wellington must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for Wellington to be able to provide high-quality services to the Fund. The Board also considered that New York Life Investments proposed to reduce the contractual management fee for the Fund and proposed an expense limitation agreement for Class I shares of the Fund.
In considering anticipated costs and profitability, the Board also considered certain fall-out benefits that may be realized by Wellington due to its relationship with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the potential benefits to Wellington from legally permitted “soft-dollar” arrangements by which brokers would provide research and other services to Wellington in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board also requested and received information from New York Life Investments concerning other material business relationships between Wellington and its affiliates and New York Life Investments and its affiliates, and considered the existence of a strategic partnership between New York Life Investments and Wellington that relates to certain current and future products that represented a conflict of interest associated with New York Life Investments’ recommendation to approve the Repositioning and the New Subadvisory Agreement.
The Board took into account the fact that the Fund would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments and Wellington that a significant portion of the holdings of the Fund would be sold to align the Fund’s holdings with the strategies that would be pursued by Wellington. Additionally, the Board considered New York Life Investments’ representation that New York Life Investments would work closely with Wellington to seek to execute the optimal transition strategy and that New York Life Investments would make every effort to minimize potential direct and indirect costs associated with the Repositioning.
The Board considered that any profits realized by Wellington due to its relationship with the Fund would be the result of arm’s-length negotiations between New York Life Investments and Wellington, acknowledging that any such profits would be based on fees paid to Wellington by New York Life Investments, not the Fund.
Subadvisory Fee and Estimated Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee to be paid under the New Subadvisory Agreement and the Fund’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Fund to New York Life Investments because the subadvisory fee to be paid to Wellington would be paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.
In assessing the reasonableness of the Fund’s proposed fees and estimated expenses, the Board considered information provided by New York Life Investments on fees and expenses of peer funds and information provided by Wellington on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, as repositioned. The Board considered the similarities and differences in the contractual fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules and noted that New York Life Investments proposed to reduce the Fund’s contractual management fee. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s proposed expense structure would permit economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s proposed expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the Repositioning and the New Subadvisory Agreement.

44	MainStay WMC Value Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of The MainStay Funds (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisors, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
45

Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
46	MainStay WMC Value Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1738973MS071-21	MSWV10-06/21
(NYLIM) NL532

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)    Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	July 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	July 9, 2021

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	July 9, 2021

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.